UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22311

Schwab Strategic Trust – Schwab U.S. Equity ETFs and Schwab International Equity ETFs

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California   94105

(Address of principal executive offices)       (Zip code)

Jonathan de St. Paer

Schwab Strategic Trust – Schwab U.S. Equity ETFs and Schwab International Equity ETFs

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2022

Item 1:	Report(s) to Shareholders.

Annual Report  |  August 31, 2022
Schwab International Equity ETFs

Schwab International Dividend Equity ETF	SCHY
Schwab International Equity ETF	SCHF
Schwab International Small-Cap Equity ETF	SCHC
Schwab Emerging Markets Equity ETF	SCHE

This page is intentionally left blank.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset ManagementTM
Distributor: SEI Investments Distribution Co. (SIDCO)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co, Inc.
1
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.
Total Returns for the 12 Months Ended August 31, 2022
Schwab International Dividend Equity ETF (Ticker Symbol: SCHY)
Market Price Return[1]	-15.05%
NAV Return[1]	-14.47%
Dow Jones International Dividend 100 Index (Net)[2]	-14.41%
ETF Category: Morningstar Foreign Large Value[3]	-15.34%
Performance Details	pages 7-9

Schwab International Equity ETF (Ticker Symbol: SCHF)
Market Price Return[1]	-19.76%
NAV Return[1]	-19.29% [4]
FTSE Developed ex US Index (Net)[2]	-19.40%
ETF Category: Morningstar Foreign Large Blend[3]	-20.77%
Performance Details	pages 10-12

Schwab International Small-Cap Equity ETF (Ticker Symbol: SCHC)
Market Price Return[1]	-25.52%
NAV Return[1]	-24.85%
FTSE Developed Small Cap ex US Liquid Index (Net)[2]	-24.95%
ETF Category: Morningstar Foreign Small/Mid Blend[3]	-25.27%
Performance Details	pages 13-15

Schwab Emerging Markets Equity ETF (Ticker Symbol: SCHE)
Market Price Return[1]	-18.86%
NAV Return[1]	-18.32%
FTSE Emerging Index (Net)[2]	-18.42%
ETF Category: Morningstar Diversified Emerging Markets[3]	-23.46%
Performance Details	pages 16-18
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones International Dividend 100 Index is a product of S& P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc., dba Schwab Asset Management. The Schwab International Dividend Equity ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
Index ownership — FTSE is a trademark of the London Stock Exchange Group companies (LSEG) and is used by the Schwab International Equity ETF, Schwab International Small-Cap Equity ETF, and Schwab Emerging Markets Equity ETF under license. The Schwab International Equity ETF, Schwab International Small-Cap Equity ETF, and Schwab Emerging Markets Equity ETF are not sponsored, endorsed, sold or promoted by FTSE nor LSEG and neither FTSE nor LSEG makes any representation regarding the advisability of investing in shares of the funds. Fees payable under the license are paid by the investment adviser.
[1]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[2]	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs and mutual funds within the category as of the report date.
[4]	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
2
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
From the President

Jonathan de St. Paer
President of Schwab Asset
Management and the funds
covered in this report.
Dear Shareholder,
The fiscal year ended August 31, 2022, may have felt like a roller coaster ride for investors. International equities held their ground during the last four months of 2021 despite escalating inflationary pressures and the lingering economic impact of the COVID-19 pandemic. However, the start of 2022 saw a negative turn in investor sentiment due to rising energy and commodity prices, global supply-chain disruptions, and the increasing likelihood that several central banks, including the U.S. Federal Reserve (Fed), would raise short-term interest rates. The Fed subsequently raised rates in March, May, June, and July. These concerns were heightened by Russia’s invasion of Ukraine in February, which triggered a humanitarian crisis, heightened geopolitical instability, and exacerbated energy, food, and commodity price inflation. As a result, after reaching record heights during the first few days of the new year, the S&P 500® Index, a bellwether for the overall U.S. stock market, lost nearly 20% over the first six months of 2022, touching bear market territory. International stocks were weaker still, with other developed economies generally lagging U.S. economic growth rates. Although developed international stocks staged a partial recovery in July and early August, they fell again during the final weeks of August. In this environment, the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned -19.8% for the reporting period and the S&P 500® Index returned -11.2% over the same period.
Market declines and volatility can unsettle confidence even in well-established investment plans and can cause investors to impulsively react to market movements. At such times, it is helpful to remember that, in the longer-term, this can often make investing outcomes worse. While bear markets occur periodically, they tend to be shorter than bull markets and eventually come to an end. In fact, the Schwab Center for Financial Research found that going back to the late 1960s, the average bull market lasted about six years while the average bear market lasted about 15 months.1 In addition, missing out on early gains after the market has hit bottom can lead to lower returns over time as market rebounds tend to be front-loaded. At Schwab Asset Management, we believe investors are best served by maintaining a long-term investment plan and a portfolio with exposure to a mix of asset classes based on their risk tolerance and goals. The Schwab International Equity ETFs can serve as part of the core of a diversified portfolio, offering simple, low-cost access to international small-, mid-, and large-cap stocks within both developed and emerging markets.
Thank you for investing with Schwab Asset Management. For more information about the Schwab International Equity ETFs, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabassetmanagement.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ In fact, the Schwab Center for Financial Research found that going back to the late 1960s, the average bull market lasted about six years while the average bear market lasted about 15 months.1”
Past performance is no guarantee of future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
Schwab Asset Management is the dba name for Charles Schwab Investment Management, Inc., the investment adviser for Schwab Funds and Schwab ETFs.
*	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
[1]	Schwab Center for Financial Research. (2022, September 13). Stock Market Volatility: Inflation Strikes Again.
3
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
The Investment Environment

For the 12-month reporting period ended August 31, 2022, global equity markets lost ground as a result of accelerating inflation, rising interest rates, and geopolitical tensions, including the war in Ukraine. Over the first four months of the reporting period, stocks held their ground, with U.S. equity markets outperforming developed international equity markets. However, beginning in early 2022, equity markets declined in reaction to growing headwinds including accelerating inflation, an increasing likelihood of rising U.S. interest rates, and, in late February 2022, Russia’s invasion of Ukraine, which drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. Economic growth around the world slowed and recession fears rose. Over the period, the U.S. dollar strengthened against a basket of international currencies, generally decreasing the returns on overseas investments in U.S. dollar terms. For the reporting period, the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned -19.80% and the MSCI Emerging Markets Index (Net)* returned -21.80%. For comparison, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned -11.23% for the same period.
The U.S. economy continued its recovery from the impact of the COVID-19 pandemic in the third and fourth quarters of 2021. However, amid fading government stimuli, ongoing supply chain disruptions, persisting inflation, a tight labor market, and a widening U.S. trade deficit, GDP declined in the first and second quarters of 2022. Outside the United States, global economies also wrestled with the fallout of the COVID-19 pandemic, as well as steepening energy costs, rising inflation, and the war in Ukraine. After spiking to over $120 per barrel in early March 2022 as sanctions were imposed on Russian imports, oil prices ended the reporting period at just under $90 per barrel. The eurozone, heavily impacted by the war in Ukraine and associated commodity price spikes, managed to eke out small gains in GDP throughout the reporting period as COVID-19 restrictions eased and tourism increased in response to pent-up demand. The United Kingdom also posted small increases in GDP growth in the first and second quarters of 2022, in part driven by increases in COVID-19 testing and tracing and an expansion of its vaccination program. In Japan, GDP contracted in the third quarter of 2021, grew in the fourth quarter of 2021, contracted in the first quarter of 2022, and was positive for the second quarter of 2022 as COVID-19 restrictions were lifted and government
Asset Class Performance Comparison % returns during the 12 months ended August 31, 2022

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not a guarantee of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and Schwab Asset Management
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
4
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
The Investment Environment (continued)

spending rose. Among emerging markets, China’s GDP growth remained positive but slowed notably as it dealt with numerous headwinds including the political landscape, an emphasis on domestic consumption over globalization, lockdowns and quarantines, and a severe property downturn as a result of stalled demand, a decline in financing for property development, halted construction on in progress projects, and homeowners pausing payment of their mortgages on incomplete builds. India’s GDP growth also remained positive over the reporting period and jumped for the second quarter of 2022 on rising consumer demand and a rapid decline in COVID-19 cases.
Monetary policies around the world varied. In the United States, after maintaining the federal funds rate in a range of 0.00% to 0.25% through mid-March 2022, the U.S. Federal Reserve (Fed) shifted its stance as inflation continued to rise and indicators of economic activity and employment continued to strengthen. After issuing successively stronger signals that interest rates could begin to rise sooner in 2022 than previously anticipated, the Fed increased the federal funds rate by 0.25% in mid-March, 0.50% in early May, 0.75% in mid-June, and 0.75% in late July in an effort to achieve a return to price stability. The federal funds rate ended the reporting period in a range of 2.25% to 2.50%. The Fed also set expectations for further rate hikes by the end of 2022. After holding its policy rate unchanged since March 2016, at 0.00%, the European Central Bank raised its interest rate by 0.50% in July 2022 and ended its long-running asset purchase program amid downgraded growth forecasts. The Bank of England raised its key official bank rate six times during the reporting period, to 1.75%, bringing borrowing costs to a 13-year high as the Bank of England wrestles with soaring inflation. In contrast, the Bank of Japan upheld its short-term interest rate target of -0.1%, unchanged since 2016, but reiterated that it would not hesitate to take extra easing measures if needed. Central banks in India, Indonesia, Brazil, Mexico, and Pakistan all raised rates multiple times over the reporting period to counteract the impacts of inflation. In contrast, China cut its rate three times over the reporting period. Russia, which raised its benchmark policy rate to 20% in late February 2022 amid the broadening fallout of Western sanctions in retaliation against Russia’s invasion of Ukraine, reduced it several times during the reporting period.
5
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
Fund Management

Christopher Bliss, CFA, Managing Director and Head of Passive Equity Strategies for Schwab Asset Management, is responsible for overseeing the investment process and portfolio management of investment strategies for passive equity Schwab Funds and Schwab ETFs. Before joining Schwab in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays Global Investors) managing and leading institutional index teams, most recently as a managing director and the head of the Americas institutional index team. In this role, Mr. Bliss was responsible for overseeing a team of portfolio managers managing domestic, developed international and emerging markets index strategies. Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Chuck Craig, CFA, Senior Portfolio Manager, is responsible for the oversight and day-to-day co-management of the funds. Prior to joining Schwab in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent more than five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.

David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to this role, Mr. Rios was an associate portfolio manager on the equity index strategies team for four years. His first role with Schwab Asset Management was as a trade operations specialist. Prior to joining Schwab in 2008, Mr. Rios was a senior fund accountant at Investors Bank & Trust (subsequently acquired by State Street Corporation).
6
Schwab International Equity ETFs  |  Annual Report

Schwab International Dividend Equity ETF as of August 31, 2022

The Schwab International Dividend Equity ETF’s (the fund) goal is to track as closely as possible, before fees and expenses, the total return of an index composed of high dividend yielding stocks issued by companies outside of the United States. To purse its goal, the fund generally invests in stocks that are included in the Dow Jones International Dividend 100 Index. The 100-component index is derived from constituents of the Dow Jones Global ex-U.S. Large-Cap Index and Dow Jones Global ex-U.S. Mid-Cap Index (excluding real estate investment trusts (REITs)). It is modified market capitalization weighted. The fund invests in a representative sample of securities included in the index which, when taken together, are expected to perform similarly to the index as a whole. Due to the use of representative sampling, the fund may not hold all of the securities included in the index.
Market Highlights. For the 12-month reporting period ended August 31, 2022, global equity markets lost ground as a result of accelerating inflation, rising interest rates, and geopolitical tensions, including the war in Ukraine. Over the first four months of the reporting period, stocks held their ground, with U.S. equity markets outperforming developed international equity markets. However, beginning in early 2022, equity markets declined in reaction to growing headwinds including accelerating inflation, an increasing likelihood of rising U.S. interest rates, and, in late February 2022, Russia’s invasion of Ukraine, which drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. Economic growth around the world slowed and recession fears rose. Over the period, the U.S. dollar strengthened against a basket of international currencies, generally decreasing the returns on overseas investments in U.S. dollar terms.
Performance. During the 12-month reporting period ended August 31, 2022, the fund generally tracked the index. The fund’s market price return was -15.05% and its NAV return was -14.47% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned -14.41%1 during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. Stocks from Germany detracted the most from the total return of the fund. German stocks represented an average weight of approximately 9% of the fund’s investments and returned approximately -36% in U.S. dollar terms for the reporting period. One example from this market is Deutsche Post AG, a logistics company. The fund’s holdings of Deutsche Post AG represented an average weight of approximately 4% of the fund’s investments and returned approximately -45% in U.S. dollar terms for the reporting period.
Stocks from Italy also detracted from the total return of the fund, representing an average weight of approximately 4% of the fund’s investments and returning approximately -45% in U.S. dollar terms for the reporting period.
Stocks from Saudi Arabia contributed the most to the total return of the fund. Saudi Arabian stocks represented an average weight of approximately 3% of the fund’s investments and returned approximately 11% in U.S. dollar terms for the reporting period. One example from this market is SABIC Agri-Nutrients Co., which provides a variety of agri-nutrient products. The fund’s holdings of SABIC Agri-Nutrients Co. represented an average weight of less than 1% of the fund’s investments and returned approximately 45% in U.S. dollar terms for the reporting period.
Stocks from France also contributed to the total return of the fund, representing an average weight of approximately 3% of the fund’s investments and returning approximately 1% in U.S. dollar terms for the reporting period. The fund’s investments in France were sold prior to the end of the reporting period.
Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
7
Schwab International Equity ETFs  |  Annual Report

Schwab International Dividend Equity ETF
Performance and Fund Facts as of August 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (April 29, 2021 – August 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	Since Inception*
Fund: Schwab International Dividend Equity ETF (4/29/21)
Market Price Return[2]	-15.05%	-8.45%
NAV Return[2]	-14.47%	-8.03%
Dow Jones International Dividend 100 Index (Net)[3]	-14.41%	-8.01%
ETF Category: Morningstar Foreign Large Value[4]	-15.34%	N/A
Fund Expense Ratio[5]: 0.14%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
Emerging markets involve heightened risks related to the same factors as international investing, as well as increased volatility and lower trading volume.
The fund may underperform other funds that do not limit their investment to dividend paying stocks. Stocks held by the fund may reduce or stop paying dividends, affecting the fund’s ability to generate income. Diversification strategies do not ensure a profit and do not protect against losses in declining markets.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones International Dividend 100 Index is a product of S& P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc., dba Schwab Asset Management. The Schwab International Dividend Equity ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
*	Inception (4/29/21) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs and mutual funds within the category as of the report date.
[5]	As stated in the prospectus.
8
Schwab International Equity ETFs  |  Annual Report

Schwab International Dividend Equity ETF
Performance and Fund Facts as of August 31, 2022 (continued)

Statistics1
Number of Holdings	104
Weighted Average Market Cap (millions)	$61,016
Price/Earnings Ratio (P/E)	11.1
Price/Book Ratio (P/B)	2.3
Portfolio Turnover Rate	45% [2]
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets3
Country Weightings % of Investments4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
9
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETF as of August 31, 2022

The Schwab International Equity ETF’s (the fund) goal is to track as closely as possible, before fees and expenses, the total return of the FTSE Developed ex US Index (the index). The index is comprised of large- and mid-capitalization companies in developed countries outside the United States, as defined by the index provider. The index defines the large- and mid-capitalization universe as approximately the top 90% of the eligible universe. The fund invests in a representative sample of securities included in the index which, when taken together, are expected to perform similarly to the index as a whole. Due to the use of representative sampling, the fund may not hold all of the securities included in the index.
Market Highlights. For the 12-month reporting period ended August 31, 2022, global equity markets lost ground as a result of accelerating inflation, rising interest rates, and geopolitical tensions, including the war in Ukraine. Over the first four months of the reporting period, stocks held their ground, with U.S. equity markets outperforming developed international equity markets. However, beginning in early 2022, equity markets declined in reaction to growing headwinds including accelerating inflation, an increasing likelihood of rising U.S. interest rates, and, in late February 2022, Russia’s invasion of Ukraine, which drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. Economic growth around the world slowed and recession fears rose. Over the period, the U.S. dollar strengthened against a basket of international currencies, generally decreasing the returns on overseas investments in U.S. dollar terms.
Performance. During the 12-month reporting period ended August 31, 2022, the fund generally tracked the index. The fund’s market price return was -19.76% and its NAV return was -19.29%1 (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned -19.40%2 during the same period.
Contributors and Detractors. Stocks from Israel contributed the most to the total return of the fund. Israeli stocks represented less than 1% of the fund’s investments and returned approximately 12% in U.S. dollar terms for the reporting period. One example from this market is Bank Leumi Le-Israel B.M., which offers banking and financial services. The fund’s holdings in Bank Leumi Le-Israel B.M. represented an average weight of less than 1% of the fund’s investments and returned approximately 36% in U.S. dollar terms for the reporting period.
Stocks from Singapore also contributed to the total return of the fund, representing an average weight of approximately 1% of the fund’s investments and returning approximately 7% in U.S. dollar terms for the reporting period.
Stocks from Japan detracted the most from the total return of the fund. Japanese stocks represented an average weight of approximately 21% of the fund’s investments and returned approximately -19% in U.S. dollar terms for the reporting period. One example from this market is Keyence Corp., which develops, manufactures, and sells sensors and measuring instruments used for factory automation and high technology hobby products. The fund’s holdings in Keyence Corp. represented an average weight of less than 1% of the fund’s investments and returned approximately -36% in U.S. dollar terms for the reporting period.
Stocks from Germany also detracted from the total return of the fund, representing an average weight of approximately 7% of the fund’s investments and returning approximately -35% in U.S. dollar terms for the reporting period.
Management views and portfolio holdings may have changed since the report date.
[1]	Total return for the report period above differs from the return in the Financial Highlights. The total return presented above is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[2]	The total return cited for the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
10
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETF
Performance and Fund Facts as of August 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 31, 2012 – August 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab International Equity ETF (11/3/09)
Market Price Return[2]	-19.76%	1.97%	4.98%
NAV Return[2]	-19.29% [3]	2.18%	5.11%
FTSE Developed ex US Index (Net)[4]	-19.40%	2.07%	5.03%
ETF Category: Morningstar Foreign Large Blend[5]	-20.77%	1.25%	4.66%
Fund Expense Ratio[6]: 0.06%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
Index ownership — FTSE is a trademark of the London Stock Exchange Group companies (LSEG) and is used by the fund under license. The Schwab International Equity ETF is not sponsored, endorsed, sold or promoted by FTSE nor LSEG and neither FTSE nor LSEG makes any representation regarding the advisability of investing in shares of the fund. Fees payable under the license are paid by the investment adviser.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[4]	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
[5]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs and mutual funds within the category as of the report date.
[6]	As stated in the prospectus.
11
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETF
Performance and Fund Facts as of August 31, 2022 (continued)

Statistics1
Number of Holdings	1,528
Weighted Average Market Cap (millions)	$66,629
Price/Earnings Ratio (P/E)	11.6
Price/Book Ratio (P/B)	1.5
Portfolio Turnover Rate	6% [2]
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets3
Country Weightings % of Investments4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
12
Schwab International Equity ETFs  |  Annual Report

Schwab International Small-Cap Equity ETF as of August 31, 2022

The Schwab International Small-Cap Equity ETF’s (the fund) goal is to track as closely as possible, before fees and expenses, the total return of the FTSE Developed Small Cap ex US Liquid Index (the index). The index is comprised of small-capitalization companies in developed countries outside the United States, as defined by the index provider. The index defines the small-capitalization universe as approximately the bottom 10% of the eligible universe with a minimum free float capitalization of $150 million. The fund invests in a representative sample of securities included in the index which, when taken together, are expected to perform similarly to the index as a whole. Due to the use of representative sampling, the fund may not hold all of the securities included in the index.
Market Highlights. For the 12-month reporting period ended August 31, 2022, global equity markets lost ground as a result of accelerating inflation, rising interest rates, and geopolitical tensions, including the war in Ukraine. Over the first four months of the reporting period, stocks held their ground, with U.S. equity markets outperforming developed international equity markets. However, beginning in early 2022, equity markets declined in reaction to growing headwinds including accelerating inflation, an increasing likelihood of rising U.S. interest rates, and, in late February 2022, Russia’s invasion of Ukraine, which drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. Economic growth around the world slowed and recession fears rose. Over the period, the U.S. dollar strengthened against a basket of international currencies, generally decreasing the returns on overseas investments in U.S. dollar terms.
Performance. During the 12-month reporting period ended August 31, 2022, the fund generally tracked the index. The fund’s market price return was -25.52% and its NAV return was -24.85% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned -24.95%1 during the same period.
Contributors and Detractors. Stocks from Israel contributed the most to the total return of the fund. Israeli stocks represented an average weight of less than 1% of the fund’s investments and returned approximately 9% in U.S. dollar terms for the reporting period. One example from this market is Delek Group Ltd., an independent exploration and production company. The fund’s holdings of Delek Group Ltd. represented an average weight of less than 1% of the fund’s investments and returned approximately 213% in U.S. dollar terms for the reporting period.
While no additional markets contributed to the total return of the fund over the reporting period, the stock from Chile, Aclara Resources, Inc., was the smallest detractor from the total return of the fund, representing an average weight of less than 1% of fund investments and returning approximately -18% in U.S. dollar terms for the reporting period. Aclara Resources, Inc. was held for a limited time in December 2021 after the Chilean mining company was spun off from Hochschild Mining plc, a mining company based in the United Kingdom.
Stocks from the United Kingdom detracted the most from the total return of the fund. Stocks from the United Kingdom represented an average weight of approximately 13% of the fund’s investments and returned approximately -35% in U.S. dollar terms for the reporting period. One example from this market is S4 Capital plc, a media company. The fund’s holdings of S4 Capital plc represented an average weight of less than 1% of the fund’s investments and returned approximately -86% in U.S. dollar terms for the reporting period.
Stocks from Japan also detracted from the total return of the fund, representing an average weight of approximately 17% of the fund’s investments and returning approximately -20% in U.S. dollar terms for the reporting period.
Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
13
Schwab International Equity ETFs  |  Annual Report

Schwab International Small-Cap Equity ETF
Performance and Fund Facts as of August 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 31, 2012 – August 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab International Small-Cap Equity ETF (1/14/10)
Market Price Return[2]	-25.52%	0.49%	5.01%
NAV Return[2]	-24.85%	0.75%	5.11%
FTSE Developed Small Cap ex US Liquid Index (Net)[3]	-24.95%	0.59%	5.06%
ETF Category: Morningstar Foreign Small/Mid Blend[4]	-25.27%	0.95%	5.96%
Fund Expense Ratio[5]: 0.11%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
Small-company stocks may be subject to greater volatility than many other asset classes.
Index ownership — FTSE is a trademark of the London Stock Exchange Group companies (LSEG) and is used by the fund under license. The Schwab International Small-Cap Equity ETF is not sponsored, endorsed, sold or promoted by FTSE nor LSEG and neither FTSE nor LSEG makes any representation regarding the advisability of investing in shares of the fund. Fees payable under the license are paid by the investment adviser.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs and mutual funds within the category as of the report date.
[5]	As stated in the prospectus.
14
Schwab International Equity ETFs  |  Annual Report

Schwab International Small-Cap Equity ETF
Performance and Fund Facts as of August 31, 2022 (continued)

Statistics1
Number of Holdings	2,204
Weighted Average Market Cap (millions)	$2,833
Price/Earnings Ratio (P/E)	9.9
Price/Book Ratio (P/B)	1.2
Portfolio Turnover Rate	18% [2]
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets3
Country Weightings % of Investments4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
15
Schwab International Equity ETFs  |  Annual Report

Schwab Emerging Markets Equity ETF as of August 31, 2022

The Schwab Emerging Markets Equity ETF’s (the fund) goal is to track as closely as possible, before fees and expenses, the total return of the FTSE Emerging Index (the index). The index is comprised of large- and mid-capitalization companies in emerging market countries, as defined by the index provider. The index defines the large- and mid-capitalization universe as approximately the top 90% of the eligible universe. The fund invests in a representative sample of securities included in the index which, when taken together, are expected to perform similarly to the index as a whole. Due to the use of representative sampling, the fund may not hold all of the securities included in the index.
Market Highlights. For the 12-month reporting period ended August 31, 2022, global equity markets lost ground as a result of accelerating inflation, rising interest rates, and geopolitical tensions, including the war in Ukraine. Over the first four months of the reporting period, stocks held their ground, with U.S. equity markets outperforming developed international equity markets. However, beginning in early 2022, equity markets declined in reaction to growing headwinds including accelerating inflation, an increasing likelihood of rising U.S. interest rates and, in late February 2022, Russia’s invasion of Ukraine, which drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. Economic growth around the world slowed and recession fears rose. Over the period, the U.S. dollar strengthened against a basket of international currencies, generally decreasing the returns on overseas investments in U.S. dollar terms.
Performance. During the 12-month reporting period ended August 31, 2022, the fund generally tracked the index. The fund’s market price return was -18.86% and its NAV return was -18.32% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned -18.42%1 during the same period.
Contributors and Detractors. Stocks from Saudi Arabia contributed the most to the total return of the fund. Saudi Arabian stocks represented an average weight of approximately 5% of the fund’s investments and returned approximately 14% in U.S. dollar terms for the reporting period. One example from this market is Saudi Arabian Mining Co., which provides mining services. The fund’s holdings of Saudi Arabian Mining Co. represented an average weight of less than 1% of the fund’s investments and returned approximately 104% in U.S. dollar terms for the reporting period.
Stocks from Indonesia also contributed to the total return of the fund, representing an average weight of approximately 2% of the fund’s investments and returning approximately 20% in U.S. dollar terms for the reporting period.
Stocks from China detracted the most from the total return of the fund. Chinese stocks represented an average weight of approximately 35% of the fund’s investments and returned approximately -28% in U.S. dollar terms for the reporting period. One example from this market is Alibaba Group Holding Ltd., which provides online sales service. The fund’s holdings of Alibaba Group Holding Ltd. represented an average weight of approximately 3% of the fund’s investments and returned approximately -44% in U.S. dollar terms for the reporting period.
Stocks from Taiwan also detracted from the total return of the fund, representing an average weight of approximately 17% of the fund’s investments and returning approximately -20% in U.S. dollar terms for the reporting period.
Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
16
Schwab International Equity ETFs  |  Annual Report

Schwab Emerging Markets Equity ETF
Performance and Fund Facts as of August 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 31, 2012 – August 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Emerging Markets Equity ETF (1/14/10)
Market Price Return[2]	-18.86%	1.16%	3.11%
NAV Return[2]	-18.32%	1.38%	3.29%
FTSE Emerging Index (Net)[3]	-18.42%	1.53%	3.45%
ETF Category: Morningstar Diversified Emerging Markets[4]	-23.46%	0.31%	2.73%
Fund Expense Ratio[5]: 0.11%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
Emerging markets involve heightened risks related to the same factors as international investing, as well as increased volatility and lower trading volume.
Index ownership — FTSE is a trademark of the London Stock Exchange Group companies (LSEG) and is used by the fund under license. The Schwab Emerging Markets Equity ETF is not sponsored, endorsed, sold or promoted by FTSE nor LSEG and neither FTSE nor LSEG makes any representation regarding the advisability of investing in shares of the fund. Fees payable under the license are paid by the investment adviser.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs and mutual funds within the category as of the report date.
[5]	As stated in the prospectus.
17
Schwab International Equity ETFs  |  Annual Report

Schwab Emerging Markets Equity ETF
Performance and Fund Facts as of August 31, 2022 (continued)

Statistics1
Number of Holdings	1,810
Weighted Average Market Cap (millions)	$96,786
Price/Earnings Ratio (P/E)	11.2
Price/Book Ratio (P/B)	2.0
Portfolio Turnover Rate	13% [2]
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets3
Country Weightings % of Investments4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
18
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2022 and held through August 31, 2022.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of a fund. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED) [1]	BEGINNING ACCOUNT VALUE AT 3/1/22	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 8/31/22	EXPENSES PAID DURING PERIOD 3/1/22-8/31/22 [2]
Schwab International Dividend Equity ETF
Actual Return	0.14%	$1,000.00	$ 859.10	$0.66
Hypothetical 5% Return	0.14%	$1,000.00	$1,024.50	$0.71
Schwab International Equity ETF
Actual Return	0.06%	$1,000.00	$ 862.80	$0.28
Hypothetical 5% Return	0.06%	$1,000.00	$1,024.90	$0.31
Schwab International Small-Cap Equity ETF
Actual Return	0.11%	$1,000.00	$ 839.80	$0.51
Hypothetical 5% Return	0.11%	$1,000.00	$1,024.65	$0.56
Schwab Emerging Markets Equity ETF
Actual Return	0.11%	$1,000.00	$ 890.40	$0.52
Hypothetical 5% Return	0.11%	$1,000.00	$1,024.65	$0.56

[1]	Based on the most recent six-month expense ratio.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.
19
Schwab International Equity ETFs  |  Annual Report

Schwab International Dividend Equity ETF
Financial Statements
FINANCIAL HIGHLIGHTS
	9/1/21– 8/31/22	4/29/21 [1]– 8/31/21
Per-Share Data
Net asset value at beginning of period	$26.07	$25.00
Income (loss) from investment operations:
Net investment income (loss)[2]	1.37	0.41
Net realized and unrealized gains (losses)	(5.09)	0.71
Total from investment operations	(3.72)	1.12
Less distributions:
Distributions from net investment income	(0.63)	(0.05)
Net asset value at end of period	$21.72	$26.07
Total return	(14.47%)	4.48% [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.14% [4]	0.14% [5]
Net investment income (loss)	5.72%	4.76% [5]
Portfolio turnover rate[6]	45%	3% [3]
Net assets, end of period (x 1,000,000)	$439	$102

[1]	Commencement of operations.
[2]	Calculated based on the average shares outstanding during the period.
[3]	Not annualized.
[4]	Ratio includes less than 0.005% of non-routine proxy expenses.
[5]	Annualized.
[6]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
20
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Dividend Equity ETF
Portfolio Holdings  as of August 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.2% OF NET ASSETS

Australia 12.1%
Aurizon Holdings Ltd.	1,215,183	3,107,346
BHP Group Ltd.	570,605	15,881,835
Rio Tinto Ltd.	227,295	14,725,185
Wesfarmers Ltd.	597,309	19,249,896
		52,964,262

Belgium 0.2%
Etablissements Franz Colruyt N.V.	15,700	436,988
Proximus SADP	42,783	545,499
		982,487

Brazil 0.0%
Porto Seguro S.A.	23,440	95,506

Canada 7.5%
BCE, Inc.	82,118	3,974,220
Great-West Lifeco, Inc.	35,127	827,480
Quebecor, Inc., Class B	43,948	952,050
Sun Life Financial, Inc.	76,038	3,359,468
The Bank of Nova Scotia	156,258	8,664,826
The Toronto-Dominion Bank	235,989	15,225,039
		33,003,083

China 3.3%
Anhui Conch Cement Co., Ltd., H Shares	981,879	3,752,953
China Construction Bank Corp., H Shares	13,412,759	8,322,256
China Life Insurance Co., Ltd., H Shares	964,040	1,385,473
China Shenhua Energy Co., Ltd., H Shares	109,502	344,598
Hengan International Group Co., Ltd.	181,016	867,159
Jiangsu Expressway Co., Ltd., H Shares	39,189	33,603
		14,706,042

Finland 3.3%
Elisa Oyj	41,239	2,208,578
Kesko Oyj, B Shares	74,155	1,564,406
Kone Oyj, B Shares	266,192	10,685,357
		14,458,341

Germany 9.0%
Allianz SE	53,006	8,985,342
Deutsche Post AG	492,113	18,009,849
E.ON SE	1,481,645	12,678,773
		39,673,964

SECURITY	NUMBER OF SHARES	VALUE ($)
India 1.1%
Colgate-Palmolive (India) Ltd.	35,983	758,509
HCL Technologies Ltd.	34,856	411,890
Indian Oil Corp., Ltd.	122,627	110,345
ITC Ltd.	796,784	3,213,884
Petronet LNG Ltd.	24,073	66,986
Power Grid Corp. of India Ltd.	109,929	317,648
		4,879,262

Italy 3.9%
Assicurazioni Generali S.p.A.	158,692	2,336,144
Enel S.p.A.	3,106,231	14,666,251
		17,002,395

Japan 9.3%
ABC-Mart, Inc.	20,713	838,232
Daito Trust Construction Co., Ltd.	45,485	4,508,306
Japan Tobacco, Inc.	299,274	5,094,944
KDDI Corp.	453,861	14,002,983
K's Holdings Corp.	128,931	1,195,140
Nintendo Co., Ltd.	31,929	13,126,303
Seven Bank Ltd.	95,782	182,409
Sompo Holdings, Inc.	45,101	1,943,288
		40,891,605

Malaysia 0.0%
Petronas Gas Berhad	29,900	115,845

Mexico 1.7%
America Movil S.A.B. de C.V., Series L	6,115,787	5,221,165
Arca Continental S.A.B. de C.V.	115,410	787,017
Coca-Cola Femsa S.A.B. de C.V.	143,177	876,916
Kimberly-Clark de Mexico S.A.B. de C.V., A Shares	388,386	527,001
		7,412,099

Netherlands 1.8%
Koninklijke Ahold Delhaize N.V.	284,554	7,840,049

New Zealand 0.9%
Contact Energy Ltd.	515,478	2,490,392
Spark New Zealand Ltd.	510,928	1,697,815
		4,188,207

Norway 1.8%
Gjensidige Forsikring A.S.A.	24,447	497,604
Telenor A.S.A.	176,423	1,937,708
Yara International A.S.A.	131,133	5,568,179
		8,003,491

21
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Dividend Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Philippines 0.2%
PLDT, Inc.	23,445	700,991

Qatar 0.1%
Industries Qatar QSC	64,807	322,990

Republic of Korea 0.5%
GS Retail Co., Ltd.	9,720	184,582
Korean Reinsurance Co.	10,461	65,306
KT&G Corp.	31,062	1,932,158
		2,182,046

Russia 0.0%
Severstal PAO (a)(b)	708	329

Saudi Arabia 3.1%
Advanced Petrochemical Co.	105,594	1,404,549
Jarir Marketing Co.	1,898	86,847
SABIC Agri-Nutrients Co.	165,988	7,683,403
Saudi Telecom Co.	410,299	4,562,516
		13,737,315

Singapore 0.8%
Singapore Exchange Ltd.	106,813	726,583
Singapore Technologies Engineering Ltd.	1,009,139	2,698,078
		3,424,661

South Africa 0.3%
Vodacom Group Ltd.	195,400	1,446,206

Spain 1.2%
Red Electrica Corp. S.A.	285,610	5,237,001

Sweden 0.4%
Tele2 AB, B Shares	149,965	1,602,147

Switzerland 10.1%
EMS-Chemie Holding AG	5,629	3,971,071
Roche Holding AG	59,426	19,204,837
SGS S.A.	4,003	8,843,145
Swisscom AG	6,942	3,600,636
Zurich Insurance Group AG	19,522	8,683,334
		44,303,023

Taiwan 4.2%
Advantech Co., Ltd.	14,000	150,637
Asia Cement Corp.	2,088,000	2,966,932
Asustek Computer, Inc.	22,000	184,312
Cheng Loong Corp.	808,321	751,556
Chicony Electronics Co., Ltd.	22,000	58,980
Chunghwa Telecom Co., Ltd.	1,039,000	4,130,398
Great Wall Enterprise Co., Ltd.	212,554	343,927
Lite-On Technology Corp.	72,000	155,650
Quanta Computer, Inc.	88,000	229,270
Radiant Opto-Electronics Corp.	16,334	53,932
Simplo Technology Co., Ltd.	5,356	50,767
Synnex Technology International Corp.	43,000	78,830
Taiwan Cement Corp.	4,805,705	6,204,984
Uni-President Enterprises Corp.	1,296,000	2,810,218
SECURITY	NUMBER OF SHARES	VALUE ($)
Wistron Corp.	91,000	82,816
		18,253,209

Thailand 0.2%
Intouch Holdings PCL NVDR	279,300	557,259
Supalai PCL NVDR	22,055	11,795
Tisco Financial Group PCL NVDR	49,701	127,788
		696,842

Turkey 0.2%
BIM Birlesik Magazalar A/S	122,602	737,182

United Arab Emirates 1.5%
Emirates Telecommunications Group Co. PJSC	951,511	6,662,818

United Kingdom 20.5%
Admiral Group plc	35,439	875,045
BAE Systems plc	1,958,807	17,691,674
British American Tobacco plc	435,321	17,483,209
GSK plc	709,370	11,385,882
Haleon plc *	887,205	2,672,242
Imperial Brands plc	258,322	5,700,565
Schroders plc	15,715	491,527
SSE plc	691,783	13,301,940
St. James's Place plc	70,161	903,747
Unilever plc	422,174	19,283,688
		89,789,519
Total Common Stocks (Cost $496,925,562)		435,312,917

PREFERRED STOCKS 0.0% OF NET ASSETS

Russia 0.0%
Sberbank of Russia PJSC *(a)(b)	69,290	3,003
Total Preferred Stocks (Cost $260,897)		3,003

SHORT-TERM INVESTMENTS 0.1% OF NET ASSETS

Money Market Funds 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.25% (c)	237,487	237,487
Total Short-Term Investments (Cost $237,487)		237,487
Total Investments in Securities (Cost $497,423,946)		435,553,407

22
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Dividend Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
MSCI EAFE Index, expires 09/16/22	29	2,649,295	(139,986)
MSCI Emerging Markets Index, expires 09/16/22	4	196,380	(4,683)
Net Unrealized Depreciation			(144,669)

*	Non-income producing security.
(a)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(b)	Trading in Russian securities listed on the Moscow Exchange, Russian ADRs, and Russian GDRs are subject to trade restrictions and therefore the ability of the fund to buy or sell these securities is uncertain.
(c)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$435,312,588	$—	$—	$435,312,588
Russia [2]	—	—	329	329
Preferred Stocks[1]
Russia [2]	—	—	3,003	3,003
Short-Term Investments[1]	237,487	—	—	237,487
Liabilities
Futures Contracts[3]	(144,669)	—	—	(144,669)
Total	$435,405,406	$—	$3,332	$435,408,738

[1]	As categorized in the Portfolio Holdings.
[2]	Trading in Russian securities listed on the Moscow Exchange, Russian ADRs, and Russian GDRs are subject to trade restrictions and therefore the ability of the fund to buy or sell these securities is uncertain.
[3]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
23
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Dividend Equity ETF
Statement of Assets and Liabilities

As of August 31, 2022
Assets
Investments in securities, at value - unaffiliated (cost $497,423,946)		$435,553,407
Foreign currency, at value (cost $435,822)		433,527
Deposit with broker for futures contracts		182,935
Receivables:
Fund shares sold		4,344,776
Dividends		2,503,625
Foreign tax reclaims		198,799
Investments sold		26,628
Income from securities on loan	+	1,098
Total assets		443,244,795
Liabilities
Payables:
Investments bought		4,334,313
Management fees		51,994
Variation margin on futures contracts		19,450
Foreign capital gains tax	+	17,653
Total liabilities		4,423,410
Net assets		$438,821,385
Net Assets by Source
Capital received from investors		$501,732,780
Total distributable loss	+	(62,911,395)
Net assets		$438,821,385

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$438,821,385		20,200,000		$21.72

24
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Dividend Equity ETF
Statement of Operations

For the period September 1, 2021 through August 31, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $1,459,752)		$15,715,636
Securities on loan, net	+	18,076
Total investment income		15,733,712
Expenses
Management fees		375,655
Proxy fees[1]	+	3,979
Total expenses	–	379,634
Net investment income		15,354,078
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(10,298,220)
Net realized gains on sales of in-kind redemptions - unaffiliated		488,262
Net realized losses on futures contracts		(81,391)
Net realized losses on foreign currency transactions	+	(178,498)
Net realized losses		(10,069,847)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated (net of change in foreign capital gains tax of ($17,653))		(62,248,984)
Net change in unrealized appreciation (depreciation) on futures contracts		(150,792)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(84,043)
Net change in unrealized appreciation (depreciation)	+	(62,483,819)
Net realized and unrealized losses		(72,553,666)
Decrease in net assets resulting from operations		($57,199,588)

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).
25
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Dividend Equity ETF
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	9/1/21-8/31/22		4/29/21*-8/31/21
Net investment income		$15,354,078	$898,242
Net realized losses		(10,069,847)	(36,909)
Net change in unrealized appreciation (depreciation)	+	(62,483,819)	366,862
Increase (decrease) in net assets resulting from operations		($57,199,588)	$1,228,195
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($6,562,600)	($95,190)

TRANSACTIONS IN FUND SHARES
	9/1/21-8/31/22			4/29/21*-8/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		16,500,000	$405,762,453	3,900,000	$100,530,629
Shares redeemed	+	(200,000)	(4,842,514)	—	—
Net transactions in fund shares		16,300,000	$400,919,939	3,900,000	$100,530,629
SHARES OUTSTANDING AND NET ASSETS
	9/1/21-8/31/22			4/29/21*-8/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		3,900,000	$101,663,634	—	$—
Total increase	+	16,300,000	337,157,751	3,900,000	101,663,634
End of period		20,200,000	$438,821,385	3,900,000	$101,663,634

*	Commencement of operations.
26
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Financial Statements
FINANCIAL HIGHLIGHTS
	9/1/21– 8/31/22	9/1/20– 8/31/21	9/1/19– 8/31/20	9/1/18– 8/31/19	9/1/17– 8/31/18
Per-Share Data
Net asset value at beginning of period	$40.05	$32.11	$30.82	$33.25	$32.51
Income (loss) from investment operations:
Net investment income (loss)[1]	1.16	0.95	0.77	1.00	0.98
Net realized and unrealized gains (losses)	(8.71)	7.84	1.49	(2.30)	0.56
Total from investment operations	(7.55)	8.79	2.26	(1.30)	1.54
Less distributions:
Distributions from net investment income	(1.18)	(0.85)	(0.97)	(1.13)	(0.80)
Net asset value at end of period	$31.32	$40.05	$32.11	$30.82	$33.25
Total return	(19.27%)	27.62%	7.37%	(3.79%)	4.70%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.06% [2]	0.06%	0.06%	0.06%	0.06%
Net investment income (loss)	3.20%	2.59%	2.50%	3.22%	2.91%
Portfolio turnover rate[3]	6%	6%	6%	8%	5%
Net assets, end of period (x 1,000,000)	$26,120	$28,338	$19,844	$18,139	$16,294

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
[3]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
27
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Portfolio Holdings  as of August 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 98.8% OF NET ASSETS

Australia 7.5%
Adbri Ltd.	745,683	1,129,758
AGL Energy Ltd.	1,040,957	5,480,663
Allkem Ltd. *	879,237	8,384,403
ALS Ltd.	754,299	6,153,604
Altium Ltd.	170,360	4,293,211
Alumina Ltd.	3,990,370	4,144,431
Amcor plc	2,319,095	28,331,223
AMP Ltd. *	5,279,225	4,216,336
Ampol Ltd.	367,957	8,722,905
Ansell Ltd.	206,682	3,767,559
APA Group	1,847,415	14,045,432
Aristocrat Leisure Ltd.	1,023,448	25,048,001
ASX Ltd.	301,223	16,200,192
Atlas Arteria Ltd.	1,457,838	7,995,366
Aurizon Holdings Ltd.	2,730,837	6,983,026
Australia & New Zealand Banking Group Ltd.	4,559,699	71,364,325
Bank of Queensland Ltd.	1,024,494	4,937,463
Beach Energy Ltd.	2,837,619	3,326,513
Bendigo & Adelaide Bank Ltd.	846,400	5,245,455
BHP Group Ltd.	7,720,876	214,897,661
BlueScope Steel Ltd.	753,067	8,631,951
Boral Ltd.	663,603	1,342,052
Brambles Ltd.	2,222,829	18,865,390
carsales.com Ltd.	632,652	9,801,948
Challenger Ltd.	1,030,764	4,522,497
Charter Hall Group	733,089	6,789,709
Cleanaway Waste Management Ltd.	2,071,907	3,977,108
Cochlear Ltd.	98,286	14,439,525
Coles Group Ltd.	1,945,020	23,414,649
Commonwealth Bank of Australia	2,620,166	175,080,933
Computershare Ltd.	829,748	14,050,192
CSL Ltd.	738,308	148,574,385
CSR Ltd.	780,198	2,422,937
Deterra Royalties Ltd.	665,504	1,911,630
Dexus	1,628,323	9,745,270
Domino's Pizza Enterprises Ltd.	93,626	4,078,976
Downer EDI Ltd.	1,022,059	3,538,396
Endeavour Group Ltd.	1,962,241	9,779,707
Evolution Mining Ltd.	2,676,320	4,385,055
Flight Centre Travel Group Ltd. *(a)	233,782	2,868,819
Fortescue Metals Group Ltd.	2,449,135	30,927,259
Goodman Group	2,802,225	37,787,350
Harvey Norman Holdings Ltd.	909,279	2,636,796
IDP Education Ltd.	281,041	5,589,288
IGO Ltd.	961,122	8,855,577
Iluka Resources Ltd.	645,576	4,664,736
Incitec Pivot Ltd.	2,991,919	8,040,350
Insignia Financial Ltd.	1,063,058	2,536,152
Insurance Australia Group Ltd.	3,830,784	12,211,800
James Hardie Industries plc	676,173	15,533,572
JB Hi-Fi Ltd.	162,941	4,545,243
Lendlease Corp., Ltd.	1,077,326	7,585,019
SECURITY	NUMBER OF SHARES	VALUE ($)
Lynas Rare Earths Ltd. *	1,361,613	8,289,069
Macquarie Group Ltd.	531,208	64,552,703
Magellan Financial Group Ltd. (a)	202,919	1,811,227
Medibank Pvt Ltd.	4,273,667	10,869,603
Metcash Ltd.	1,579,779	4,462,031
Mineral Resources Ltd.	260,035	11,403,738
Mirvac Group	5,982,685	8,613,001
National Australia Bank Ltd.	4,943,198	103,663,666
Newcrest Mining Ltd.	1,378,506	16,755,465
NEXTDC Ltd. *	722,415	5,195,189
Northern Star Resources Ltd.	1,759,023	9,502,477
Nufarm Ltd.	501,710	1,836,678
Orica Ltd.	682,709	7,240,441
Origin Energy Ltd.	2,723,481	11,781,288
Orora Ltd.	1,318,734	3,001,472
OZ Minerals Ltd.	504,334	8,892,590
Perpetual Ltd.	95,312	1,791,654
Pilbara Minerals Ltd. *	4,022,963	10,066,488
Pro Medicus Ltd.	64,963	2,426,287
Qantas Airways Ltd. *	1,358,667	4,955,229
QBE Insurance Group Ltd.	2,268,819	18,773,541
Qube Holdings Ltd.	2,241,772	4,441,487
Ramsay Health Care Ltd.	268,441	13,196,770
REA Group Ltd.	77,116	6,743,169
Reece Ltd.	315,247	3,460,042
Rio Tinto Ltd.	569,452	36,891,644
Santos Ltd.	4,699,484	25,419,456
Scentre Group	7,928,021	15,979,059
SEEK Ltd.	538,252	7,697,311
Seven Group Holdings Ltd.	210,476	2,680,942
Shopping Centres Australasia Property Group	1,824,358	3,414,379
Sierra Rutile Holdings Ltd. *	645,576	132,772
Sims Ltd.	250,980	2,647,993
Sonic Healthcare Ltd.	735,498	17,143,500
South32 Ltd.	7,097,649	20,193,039
Stockland	3,809,646	9,454,363
Suncorp Group Ltd.	1,927,526	14,403,427
Tabcorp Holdings Ltd.	3,251,441	2,139,864
Telstra Corp., Ltd.	6,277,295	17,084,494
The GPT Group	2,929,043	8,453,702
The Lottery Corp. Ltd. *	3,251,441	9,852,291
The Star Entertainment Grp Ltd. *	1,389,984	2,649,071
TPG Telecom Ltd.	561,471	2,059,303
Transurban Group	4,694,323	44,925,970
Treasury Wine Estates Ltd.	1,086,517	9,824,725
Vicinity Centres	5,886,189	7,808,260
Washington H Soul Pattinson & Co., Ltd.	406,944	7,169,797
Wesfarmers Ltd.	1,725,864	55,620,629
Westpac Banking Corp.	5,330,653	78,972,204
Whitehaven Coal Ltd.	1,339,440	7,309,294
WiseTech Global Ltd.	244,363	9,845,329
Woodside Energy Group Ltd.	2,895,467	67,985,810
Woolworths Group Ltd.	1,872,859	46,337,334
Worley Ltd.	587,232	5,849,442

28
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Xero Ltd. *	196,265	11,806,715
		1,949,279,222

Austria 0.2%
ANDRITZ AG	104,036	4,810,122
Erste Group Bank AG	497,494	11,245,730
OMV AG	217,518	8,810,249
Raiffeisen Bank International AG *	193,139	2,454,825
Telekom Austria AG *	247,210	1,546,180
Verbund AG	102,179	9,796,836
Voestalpine AG	182,469	3,691,651
		42,355,593

Belgium 0.8%
Ackermans & van Haaren N.V.	34,399	5,043,208
Ageas S.A./N.V.	283,927	11,560,004
Anheuser-Busch InBev S.A./N.V.	1,329,438	64,628,364
Argenx SE *	81,959	30,781,570
D'ieteren Group	35,317	5,351,809
Elia Group S.A./N.V.	57,437	8,368,809
Etablissements Franz Colruyt N.V.	76,120	2,118,695
Groupe Bruxelles Lambert S.A.	162,500	12,336,837
KBC Group N.V.	423,680	20,185,361
Proximus SADP	225,833	2,879,454
Sofina S.A.	23,132	4,656,727
Solvay S.A.	106,089	8,602,494
Telenet Group Holding N.V.	77,275	1,101,063
UCB S.A.	185,403	13,068,877
Umicore S.A.	318,975	10,183,660
Warehouses De Pauw CVA	212,088	6,478,991
		207,345,923

Canada 9.2%
Agnico Eagle Mines Ltd.	706,499	29,218,071
Alimentation Couche-Tard, Inc.	1,215,532	52,385,939
Bank of Montreal	1,004,133	92,968,178
Barrick Gold Corp.	2,724,135	40,562,487
Bausch Health Cos., Inc. *	503,124	3,027,350
BCE, Inc.	464,844	22,496,803
Brookfield Asset Management, Inc., Class A	2,042,768	98,550,765
Canadian Imperial Bank of Commerce	1,363,127	64,648,609
Canadian National Railway Co.	944,814	112,683,643
Canadian Natural Resources Ltd.	1,748,331	96,120,825
Canadian Pacific Railway Ltd.	1,428,090	107,215,798
Canadian Tire Corp., Ltd., Class A	83,893	9,895,351
Canadian Utilities Ltd., Class A	186,697	5,728,074
Cenovus Energy, Inc.	1,920,344	36,131,091
CGI, Inc. *	331,843	26,352,834
Constellation Software, Inc.	29,435	44,436,151
Dollarama, Inc.	426,182	26,027,822
Enbridge, Inc.	3,113,520	128,763,167
Fairfax Financial Holdings Ltd.	32,898	16,447,493
Fortis, Inc.	730,123	32,302,479
Franco-Nevada Corp.	292,733	35,295,159
George Weston Ltd.	109,798	12,588,706
Great-West Lifeco, Inc.	417,742	9,840,669
Hydro One Ltd.	484,666	13,160,295
IGM Financial, Inc.	127,242	3,473,505
Imperial Oil Ltd.	310,051	15,261,063
Intact Financial Corp.	219,325	31,862,081
Loblaw Cos., Ltd.	240,698	21,333,092
Magna International, Inc.	421,607	24,425,262
Manulife Financial Corp.	2,985,715	51,798,599
Metro, Inc.	374,775	19,768,981
SECURITY	NUMBER OF SHARES	VALUE ($)
National Bank of Canada	511,940	33,966,453
Nutrien Ltd.	848,481	78,116,489
Pembina Pipeline Corp.	846,072	29,963,973
Power Corp. of Canada	824,354	21,257,204
Restaurant Brands International, Inc.	471,215	27,896,532
Rogers Communications, Inc., Class B	544,382	23,507,027
Royal Bank of Canada	2,180,309	203,330,130
Saputo, Inc.	381,801	9,722,864
Shaw Communications, Inc., Class B	653,717	16,812,148
Shopify, Inc., Class A *	1,750,802	55,588,231
Sun Life Financial, Inc.	898,757	39,708,369
Suncor Energy, Inc.	2,200,278	71,388,067
TC Energy Corp.	1,551,515	74,981,204
Teck Resources Ltd., Class B	719,027	24,421,442
TELUS Corp.	672,215	15,183,353
The Bank of Nova Scotia	1,845,596	102,342,075
The Toronto-Dominion Bank	2,790,989	180,063,119
Thomson Reuters Corp.	251,855	27,812,515
Waste Connections, Inc.	393,626	54,962,164
Wheaton Precious Metals Corp.	690,456	21,136,516
		2,396,930,217

Denmark 2.2%
Ambu A/S, Class B	263,599	2,660,118
AP Moller - Maersk A/S, Class A	6,056	14,214,156
AP Moller - Maersk A/S, Class B	8,531	20,478,875
Carlsberg A/S, Class B	145,640	19,017,497
Chr. Hansen Holding A/S	159,029	9,292,800
Coloplast A/S, Class B	204,538	23,456,205
Danske Bank A/S	1,000,436	13,415,254
Demant A/S *	151,837	4,690,826
DSV A/S	292,744	43,399,240
Genmab A/S *	91,934	32,814,483
GN Store Nord A/S	192,205	5,464,991
H. Lundbeck A/S	378,454	1,487,198
H. Lundbeck A/S, Class A *	96,318	369,056
Novo Nordisk A/S, Class B	2,398,109	256,952,988
Novozymes A/S, Class B	306,852	17,656,965
Orsted A/S	289,600	28,461,560
Pandora A/S	141,903	8,577,915
Rockwool A/S, Class B	9,473	1,960,227
Royal Unibrew A/S	75,813	5,705,219
SimCorp A/S	61,522	4,518,306
Tryg A/S	536,402	12,158,484
Vestas Wind Systems A/S	1,536,551	38,727,991
		565,480,354

Finland 1.1%
Elisa Oyj	217,256	11,635,270
Fortum Oyj	650,929	6,705,777
Huhtamaki Oyj	143,711	5,046,238
Kesko Oyj, B Shares	414,979	8,754,576
Kojamo Oyj	289,795	4,869,348
Kone Oyj, B Shares	604,220	24,254,322
Metso Outotec Oyj	944,168	7,424,369
Neste Oyj	640,506	31,719,983
Nokia Oyj	8,660,719	43,648,419
Nokian Renkaat Oyj	211,056	2,200,797
Nordea Bank Abp	5,808,970	54,136,312
Orion Oyj, B Shares	162,487	7,380,270
Sampo Oyj, A Shares	752,513	34,126,681
Stora Enso Oyj, R Shares	874,675	13,082,996
UPM-Kymmene Oyj	823,367	28,058,764
Valmet Oyj	255,748	6,506,333

29
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Wartsila Oyj Abp	747,837	6,191,863
		295,742,318

France 8.6%
Accor S.A. *	289,470	6,947,995
Aeroports de Paris *	44,813	6,166,693
Air Liquide S.A.	782,246	98,480,714
Airbus SE	853,990	84,061,014
ALD S.A.	126,465	1,381,032
Alstom S.A.	472,445	9,767,375
Amundi S.A.	87,655	4,468,772
Arkema S.A.	98,529	8,360,016
Atos SE *	158,644	1,613,589
AXA S.A.	2,827,697	66,890,742
BioMerieux	63,697	5,845,248
BNP Paribas S.A.	1,642,416	76,771,409
Bollore SE	1,490,996	7,160,516
Bouygues S.A.	331,539	9,768,002
Bureau Veritas S.A.	438,881	10,931,413
Capgemini SE	244,660	42,561,075
Carrefour S.A.	934,363	15,634,085
Cie de L'Odet SE	596	684,409
Cie de Saint-Gobain	711,262	28,858,693
Cie Generale des Etablissements Michelin SCA	1,067,017	26,077,771
Cie Plastic Omnium S.A.	110,511	2,060,244
Covivio	75,505	4,236,561
Credit Agricole S.A.	1,786,786	16,511,691
Danone S.A.	884,218	46,687,958
Dassault Aviation S.A.	34,890	4,806,457
Dassault Systemes SE	1,022,778	39,672,615
Edenred	384,844	19,542,477
Eiffage S.A.	114,537	10,119,068
Electricite de France S.A.	914,408	10,974,025
Engie S.A.	2,556,686	30,511,140
EssilorLuxottica S.A.	457,196	68,615,190
Eurazeo SE	76,951	4,615,601
Euroapi S.A. *	70,250	1,098,803
Eurofins Scientific SE	189,488	13,166,286
Euronext N.V.	126,053	9,354,338
Faurecia SE *	249,473	3,608,585
Gecina S.A.	79,333	7,095,832
Getlink SE	692,365	13,081,736
Hermes International	47,437	61,175,581
ICADE	50,649	2,238,886
Ipsen S.A.	52,951	5,087,546
JCDecaux S.A. *	118,425	1,646,907
Kering S.A.	111,367	56,328,478
Klepierre S.A. *	285,274	5,880,572
La Francaise des Jeux SAEM	137,202	4,465,876
Legrand S.A.	413,350	30,042,744
L'Oreal S.A.	378,401	130,606,963
LVMH Moet Hennessy Louis Vuitton SE	381,919	248,664,934
Neoen S.A.	44,079	1,826,133
Orange S.A.	2,942,546	29,878,730
Orpea S.A. *	76,702	1,676,755
Pernod-Ricard S.A.	318,035	58,699,286
Publicis Groupe S.A.	346,704	16,995,619
Remy Cointreau S.A.	38,573	7,187,243
Renault S.A. *	303,073	8,719,039
Rexel S.A. *	467,943	7,622,747
Safran S.A.	534,202	54,737,279
Sanofi	1,671,922	138,161,061
Sartorius Stedim Biotech	36,683	13,489,421
Schneider Electric SE	813,776	97,196,742
SCOR SE	239,094	3,969,349
SECURITY	NUMBER OF SHARES	VALUE ($)
SEB S.A.	45,849	3,411,655
Societe Generale S.A.	1,139,046	25,289,710
Sodexo S.A.	138,484	10,644,464
SOITEC *	33,917	4,819,069
Somfy S.A.	11,360	1,258,819
STMicroelectronics N.V.	966,417	33,764,505
Teleperformance	89,017	25,447,981
Thales S.A.	154,353	18,648,434
TotalEnergies SE	3,673,654	187,250,959
UbiSoft Entertainment S.A. *	147,869	6,841,209
Valeo S.A.	378,566	7,285,964
Veolia Environnement S.A.	951,897	21,325,963
Vinci S.A.	764,483	70,914,936
Vivendi SE	1,098,955	10,005,157
Wendel SE	43,562	3,438,595
Worldline S.A. *	378,409	16,281,981
		2,251,116,462

Germany 5.8%
1&1 AG	78,678	1,265,834
adidas AG	290,056	43,248,190
Allianz SE	626,212	106,152,676
Aroundtown S.A.	1,711,981	5,006,069
Auto1 Group SE *	143,767	1,512,148
BASF SE	1,398,467	59,160,011
Bayer AG	1,505,180	79,611,846
Bayerische Motoren Werke AG	481,938	35,604,486
Bechtle AG	124,070	4,769,519
Beiersdorf AG	154,745	15,653,740
Brenntag SE	234,783	15,444,743
Carl Zeiss Meditec AG, Class B	55,263	6,901,755
Commerzbank AG *	1,616,692	10,778,153
Continental AG	164,098	9,484,699
Covestro AG	272,389	8,249,888
CTS Eventim AG & Co., KGaA *	93,239	5,030,033
Daimler Truck Holding AG *	645,969	16,579,863
Delivery Hero SE *	274,821	11,468,365
Deutsche Bank AG	3,118,814	26,101,946
Deutsche Boerse AG	282,977	47,932,012
Deutsche Lufthansa AG *(a)	950,918	5,675,019
Deutsche Post AG	1,489,629	54,515,921
Deutsche Telekom AG	5,195,075	98,146,741
Deutsche Wohnen SE	76,790	1,748,174
DWS Group GmbH & Co. KGaA	52,854	1,446,670
E.ON SE	3,382,346	28,943,504
Evonik Industries AG	285,281	5,334,240
Evotec SE *	237,987	5,250,412
Fielmann AG	37,479	1,395,173
Fraport AG Frankfurt Airport Services Worldwide *	54,418	2,359,526
Fresenius Medical Care AG & Co. KGaA	318,608	10,953,661
Fresenius SE & Co. KGaA	626,941	15,546,164
FUCHS PETROLUB SE	44,700	1,042,795
GEA Group AG	251,802	8,783,488
Hannover Rueck SE	91,047	13,449,030
HeidelbergCement AG	214,799	9,741,197
Hella GmbH & Co. KGaA	33,564	2,372,644
HelloFresh SE *	260,559	6,251,439
Henkel AG & Co. KGaA	157,755	9,882,679
HOCHTIEF AG	29,662	1,469,557
Infineon Technologies AG	1,988,585	48,590,788
KION Group AG	118,466	4,744,687
Knorr-Bremse AG	100,848	4,903,061
LANXESS AG	129,614	4,385,716
LEG Immobilien SE	111,200	8,422,065
Mercedes-Benz Group AG	1,305,381	73,664,536

30
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Merck KGaA	198,392	34,193,101
METRO AG *	203,671	1,626,122
MTU Aero Engines AG	82,588	14,612,002
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	216,337	51,817,454
Nemetschek SE	81,633	4,834,867
Puma SE	151,899	9,320,316
QIAGEN N.V. *	335,477	15,264,580
Rational AG	7,399	4,006,473
Rheinmetall AG	67,190	10,701,960
RTL Group S.A. *	61,618	2,292,518
RWE AG	965,047	36,952,933
SAP SE	1,705,421	145,662,370
Sartorius AG	4,698	1,804,596
Scout24 SE	125,630	7,268,867
Siemens AG	1,161,318	118,037,472
Siemens Energy AG	648,873	9,575,056
Siemens Healthineers AG	429,046	21,023,440
Sixt SE	22,463	2,201,168
SUSE S.A. *	55,076	1,092,126
Symrise AG	200,490	21,037,236
Talanx AG	101,167	3,591,014
Telefonica Deutschland Holding AG	1,419,683	3,690,247
ThyssenKrupp AG *	759,254	4,252,514
Traton SE	73,138	1,036,969
Uniper SE (a)	143,542	777,263
United Internet AG	168,943	3,830,807
Vantage Towers AG	140,210	3,640,313
Varta AG (a)	21,361	1,503,139
Volkswagen AG	49,662	9,198,507
Vonovia SE	1,193,512	32,403,660
Wacker Chemie AG	21,974	3,138,729
Zalando SE *	347,032	8,064,417
		1,527,427,099

Hong Kong 2.8%
AAC Technologies Holdings, Inc. (a)	1,273,951	2,372,980
AIA Group Ltd.	18,582,816	179,818,047
ASMPT Ltd.	484,155	3,765,859
BOC Aviation Ltd.	316,415	2,541,769
BOC Hong Kong Holdings Ltd.	5,518,455	19,053,763
Brightoil Petroleum Holdings Ltd. *(b)	2,936,732	0
Budweiser Brewing Co. APAC Ltd.	2,698,603	7,959,467
Cathay Pacific Airways Ltd. *(a)	1,269,784	1,320,122
Champion REIT	3,931,310	1,692,965
Chow Tai Fook Jewellery Group Ltd.	3,042,411	6,147,734
CK Asset Holdings Ltd.	3,067,657	20,753,688
CK Hutchison Holdings Ltd.	4,154,376	26,861,844
CK Infrastructure Holdings Ltd.	936,964	5,706,171
CLP Holdings Ltd.	2,509,961	21,649,587
DFI Retail Group Holdings Ltd.	511,063	1,390,091
ESR Group Ltd. *	2,636,484	7,406,750
First Pacific Co., Ltd.	4,330,880	1,671,909
Galaxy Entertainment Group Ltd.	3,355,607	18,854,006
Hang Lung Group Ltd.	1,379,449	2,337,498
Hang Lung Properties Ltd.	2,976,918	4,960,993
Hang Seng Bank Ltd.	1,123,492	17,606,339
Henderson Land Development Co., Ltd.	2,053,898	6,882,221
Hong Kong & China Gas Co., Ltd.	16,749,176	16,538,233
Hong Kong Exchanges & Clearing Ltd.	1,949,440	78,932,841
Hongkong Land Holdings Ltd.	1,721,041	8,329,838
Huabao International Holdings Ltd. (a)	1,435,563	737,091
HUTCHMED China Ltd. *	832,712	2,068,823
Hysan Development Co., Ltd.	1,013,801	2,861,017
Jardine Matheson Holdings Ltd.	251,308	13,344,455
SECURITY	NUMBER OF SHARES	VALUE ($)
Kerry Properties Ltd.	942,683	2,176,295
Lenovo Group Ltd.	11,748,518	9,729,498
Link REIT	3,262,670	25,294,593
L'Occitane International S.A.	678,314	2,138,947
Man Wah Holdings Ltd.	2,382,229	1,887,852
Melco International Development Ltd. *	1,676,918	1,106,714
Microport Scientific Corp. *	766,269	1,534,715
Minth Group Ltd.	1,264,392	3,600,421
MMG Ltd. *	3,740,128	1,029,282
MTR Corp., Ltd.	2,244,254	11,508,848
NagaCorp Ltd. *	2,471,200	2,005,586
New World Development Co., Ltd.	2,231,886	7,293,792
NWS Holdings Ltd.	2,531,288	2,438,133
Orient Overseas International Ltd.	205,880	5,765,485
PCCW Ltd.	6,713,613	3,361,575
Power Assets Holdings Ltd.	2,137,548	12,799,933
Prada S.p.A.	818,014	4,439,809
Samsonite International S.A. *	1,995,928	4,892,647
Sands China Ltd. *	3,780,804	8,526,119
Shangri-La Asia Ltd. *	2,223,427	1,776,169
Sino Land Co., Ltd.	5,692,098	8,339,964
SITC International Holdings Co., Ltd.	1,881,115	4,793,352
SJM Holdings Ltd. *(a)	3,792,251	1,328,690
Sun Hung Kai Properties Ltd.	2,203,696	25,914,770
Swire Pacific Ltd., A Shares	800,949	5,546,236
Swire Pacific Ltd., B Shares	1,615,039	1,876,600
Swire Properties Ltd.	1,723,169	3,982,531
Techtronic Industries Co., Ltd.	2,010,744	23,876,280
The Bank of East Asia Ltd.	1,840,031	2,320,889
The Wharf Holdings Ltd.	1,937,099	7,305,291
Tingyi Cayman Islands Holding Corp.	3,021,405	5,373,885
Towngas Smart Energy Co., Ltd. *	69,779	30,672
Uni-President China Holdings Ltd.	2,398,205	2,068,564
United Energy Group Ltd.	11,925,355	1,473,795
Vinda International Holdings Ltd.	420,100	1,174,847
Vitasoy International Holdings Ltd. *	1,264,279	1,984,484
VTech Holdings Ltd.	269,105	1,832,582
Want Want China Holdings Ltd.	6,960,398	4,912,899
WH Group Ltd.	12,236,499	8,356,337
Wharf Real Estate Investment Co., Ltd.	2,453,401	11,190,398
Wynn Macau Ltd. *	2,695,259	1,627,694
Xinyi Glass Holdings Ltd.	3,183,665	5,905,854
Yue Yuen Industrial Holdings Ltd.	1,193,283	1,781,825
		729,870,953

Ireland 0.2%
AIB Group plc	1,435,678	3,271,301
Glanbia plc (a)	288,539	3,676,077
Kerry Group plc, Class A	237,677	24,580,741
Kingspan Group plc	233,677	13,308,917
		44,837,036

Israel 0.7%
AFI Properties Ltd.	8,779	435,460
Airport City Ltd. *	119,166	2,507,306
Alony Hetz Properties & Investments Ltd.	184,447	2,993,670
Amot Investments Ltd. *	261,100	1,875,961
Ashtrom Group Ltd.	65,444	1,672,275
Azrieli Group Ltd.	56,746	4,733,880
Bank Hapoalim B.M.	2,109,402	22,004,314
Bank Leumi Le-Israel B.M.	2,356,143	25,045,684
Bezeq The Israeli Telecommunication Corp., Ltd.	3,271,952	5,537,762

31
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Big Shopping Centers Ltd.	20,068	2,882,500
Elbit Systems Ltd.	37,660	8,073,275
Electra Ltd.	2,984	1,901,751
Energix-Renewable Energies Ltd.	285,437	1,310,293
Enlight Renewable Energy Ltd. *	1,583,429	3,885,207
Fox Wizel Ltd.	11,523	1,679,373
Gav-Yam Lands Corp., Ltd.	72,197	739,457
Harel Insurance Investments & Financial Services Ltd.	192,244	2,196,117
ICL Group Ltd.	1,139,430	10,961,163
Israel Corp., Ltd. *	5,624	2,738,920
Israel Discount Bank Ltd., A Shares	1,940,183	11,927,657
Kenon Holdings Ltd.	34,027	1,390,151
Maytronics Ltd.	81,691	1,180,258
Melisron Ltd.	27,673	2,271,940
Mivne Real Estate KD Ltd.	1,066,380	3,936,673
Mizrahi Tefahot Bank Ltd.	217,888	8,908,226
Nice Ltd. *	97,939	21,266,317
Nova Ltd. *	43,701	4,314,332
Paz Oil Co., Ltd. *	17,402	2,286,646
Sapiens International Corp. N.V.	36,411	826,306
Shapir Engineering and Industry Ltd.	185,686	1,780,134
Shikun & Binui Ltd. *	473,021	2,151,483
Shufersal Ltd.	203,690	1,397,960
Strauss Group Ltd.	69,713	1,830,609
Teva Pharmaceutical Industries Ltd. *	1,532,505	13,793,443
The First International Bank of Israel Ltd.	88,946	4,160,591
The Phoenix Holdings Ltd.	194,997	2,362,392
Tower Semiconductor Ltd. *	165,771	7,804,037
		196,763,523

Italy 1.9%
A2A S.p.A.	2,250,934	2,533,905
Amplifon S.p.A.	200,609	5,254,866
Assicurazioni Generali S.p.A.	1,986,336	29,241,342
Atlantia S.p.A.	776,769	17,832,051
Banca Mediolanum S.p.A.	392,580	2,517,771
Buzzi Unicem S.p.A.	131,845	2,217,345
CNH Industrial N.V.	1,525,965	18,689,400
Davide Campari-Milano N.V.	750,083	7,397,642
De'Longhi S.p.A.	105,180	1,847,692
DiaSorin S.p.A.	35,172	4,631,334
Enel S.p.A.	11,887,387	56,126,991
Eni S.p.A.	3,790,483	45,006,414
EXOR N.V.	156,891	9,506,719
Ferrari N.V.	184,050	35,755,796
FinecoBank Banca Fineco S.p.A.	926,809	10,079,066
Hera S.p.A.	1,239,102	3,114,946
Infrastrutture Wireless Italiane S.p.A.	555,865	5,175,876
Interpump Group S.p.A.	123,078	4,373,715
Intesa Sanpaolo S.p.A.	25,515,641	44,207,430
Italgas S.p.A.	845,784	4,367,203
Leonardo S.p.A.	619,113	5,083,734
Mediobanca Banca di Credito Finanziario S.p.A.	1,040,760	8,276,005
Moncler S.p.A.	327,879	14,717,746
Nexi S.p.A. *	1,158,576	9,555,376
Pirelli & C S.p.A.	781,299	2,969,700
Poste Italiane S.p.A.	693,372	5,572,182
Prysmian S.p.A.	409,834	12,614,639
Recordati Industria Chimica e Farmaceutica S.p.A.	151,767	6,217,301
Reply S.p.A.	34,649	4,104,304
Snam S.p.A.	3,463,629	16,494,782
Stellantis N.V.	3,113,466	41,807,963
Telecom Italia S.p.A. *	16,601,475	3,438,883
SECURITY	NUMBER OF SHARES	VALUE ($)
Tenaris S.A.	722,663	9,991,761
Terna - Rete Elettrica Nazionale	2,165,572	15,460,890
UniCredit S.p.A.	3,181,028	31,340,682
UnipolSai Assicurazioni S.p.A.	667,808	1,488,075
		499,011,527

Japan 21.3%
ABC-Mart, Inc.	40,407	1,635,226
Acom Co., Ltd.	606,806	1,453,270
Activia Properties, Inc.	1,112	3,469,360
Advance Residence Investment Corp.	1,861	4,940,292
Advantest Corp.	294,397	16,989,547
Aeon Co., Ltd.	1,093,518	21,475,944
AEON Financial Service Co., Ltd.	170,628	1,766,284
Aeon Mall Co., Ltd.	179,137	2,150,290
AEON REIT Investment Corp.	2,409	2,731,793
AGC, Inc.	278,368	9,538,308
Aica Kogyo Co., Ltd.	83,797	1,864,842
Ain Holdings, Inc.	41,897	2,408,794
Air Water, Inc.	259,096	3,270,824
Aisin Corp.	258,958	7,761,735
Ajinomoto Co., Inc.	740,574	20,626,555
Alfresa Holdings Corp.	269,056	3,239,347
Alps Alpine Co., Ltd.	298,405	2,697,215
Amada Co., Ltd.	495,982	3,924,922
Amano Corp.	110,428	2,062,385
ANA Holdings, Inc. *	240,449	4,661,545
Anritsu Corp.	217,051	2,583,474
Aozora Bank Ltd.	185,406	3,596,442
Ariake Japan Co., Ltd.	29,481	1,008,043
As One Corp.	36,844	1,708,977
Asahi Group Holdings Ltd.	739,770	24,937,387
Asahi Intecc Co., Ltd.	305,881	5,527,372
Asahi Kasei Corp.	1,875,270	13,838,782
Asics Corp.	259,231	4,790,982
Astellas Pharma, Inc.	2,807,519	40,191,318
Azbil Corp.	198,155	5,703,433
Bandai Namco Holdings, Inc.	300,033	22,693,208
BayCurrent Consulting, Inc.	20,292	6,074,792
Benefit One, Inc.	92,434	1,392,261
Benesse Holdings, Inc.	118,498	1,872,888
Bic Camera, Inc.	238,245	1,959,238
BIPROGY, Inc.	97,931	2,189,981
Bridgestone Corp.	874,365	33,763,577
Brother Industries Ltd.	370,833	7,158,515
Calbee, Inc.	116,950	2,329,298
Canon Marketing Japan, Inc.	78,182	1,785,003
Canon, Inc.	1,513,520	36,411,825
Capcom Co., Ltd.	279,204	7,673,704
Casio Computer Co., Ltd.	337,400	3,217,622
Central Japan Railway Co.	278,110	32,992,021
Chubu Electric Power Co., Inc.	1,086,022	11,077,620
Chugai Pharmaceutical Co., Ltd.	1,002,076	26,088,312
Coca-Cola Bottlers Japan Holdings, Inc.	227,167	2,341,725
COMSYS Holdings Corp.	169,906	3,179,341
Concordia Financial Group Ltd.	1,739,899	5,547,595
Cosmo Energy Holdings Co., Ltd.	116,914	3,495,823
Cosmos Pharmaceutical Corp.	26,366	2,793,988
Credit Saison Co., Ltd.	246,273	3,112,500
CyberAgent, Inc.	626,119	6,183,278
Dai Nippon Printing Co., Ltd.	409,777	8,681,804
Daicel Corp.	403,042	2,552,720
Daido Steel Co., Ltd.	59,123	1,671,864
Daifuku Co., Ltd.	147,822	8,733,361
Dai-ichi Life Holdings, Inc.	1,501,391	26,069,238
Daiichi Sankyo Co., Ltd.	2,891,670	87,547,982

32
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Daiichikosho Co., Ltd.	60,760	1,786,092
Daikin Industries Ltd.	405,762	71,668,765
Daio Paper Corp.	131,790	1,241,607
Daito Trust Construction Co., Ltd.	96,454	9,560,166
Daiwa House Industry Co., Ltd.	969,793	21,938,834
Daiwa House REIT Investment Corp.	3,431	7,969,573
Daiwa Office Investment Corp.	401	2,036,458
Daiwa Securities Group, Inc.	2,278,020	10,001,104
Dena Co., Ltd.	147,724	2,033,236
Denka Co., Ltd.	129,142	3,116,177
Denso Corp.	686,907	37,911,816
Dentsu Group, Inc.	319,741	10,413,927
Descente Ltd.	62,426	1,544,607
DIC Corp.	133,621	2,414,576
Disco Corp.	42,038	10,371,142
DMG Mori Co., Ltd.	159,643	2,100,551
Dowa Holdings Co., Ltd.	63,784	2,424,827
East Japan Railway Co.	555,761	29,021,849
Ebara Corp.	140,603	5,395,910
Eisai Co., Ltd.	410,399	16,865,956
Electric Power Development Co., Ltd.	244,425	3,780,322
ENEOS Holdings, Inc.	4,618,884	17,445,971
Exeo Group, Inc.	164,590	2,543,205
Ezaki Glico Co., Ltd.	78,234	2,045,794
Fancl Corp.	104,916	2,141,838
FANUC Corp.	296,669	48,226,769
Fast Retailing Co., Ltd.	78,753	46,555,876
Food & Life Cos., Ltd.	159,845	2,549,448
FP Corp.	69,840	1,655,000
Fuji Electric Co., Ltd.	194,758	8,527,907
Fuji Kyuko Co., Ltd.	42,190	1,252,385
FUJIFILM Holdings Corp.	543,615	27,885,636
Fujitsu General Ltd.	93,097	1,989,203
Fujitsu Ltd.	284,098	33,948,302
Fukuoka Financial Group, Inc.	258,679	4,638,961
Furukawa Electric Co., Ltd.	101,065	1,785,451
Fuyo General Lease Co., Ltd.	29,721	1,766,644
GLP J-REIT	6,430	7,880,664
GMO Internet, Inc.	87,400	1,636,090
GMO Payment Gateway, Inc.	61,562	4,982,692
Goldwin, Inc.	54,517	3,275,936
GS Yuasa Corp.	120,828	2,216,524
H.U. Group Holdings, Inc.	84,790	1,734,028
Hakuhodo DY Holdings, Inc.	355,092	3,204,473
Hamamatsu Photonics K.K.	194,539	8,349,916
Hankyu Hanshin Holdings, Inc.	331,805	10,016,981
Haseko Corp.	404,564	4,669,449
Hikari Tsushin, Inc.	35,074	4,465,689
Hino Motors Ltd. *	417,565	1,921,778
Hirogin Holdings, Inc.	451,787	1,997,803
Hirose Electric Co., Ltd.	48,718	6,976,031
Hisamitsu Pharmaceutical Co., Inc.	112,355	2,747,581
Hitachi Construction Machinery Co., Ltd.	162,006	3,364,583
Hitachi Ltd.	1,417,408	71,532,454
Hitachi Metals Ltd. *	294,490	4,446,294
Hitachi Transport System Ltd.	51,040	3,232,687
Honda Motor Co., Ltd.	2,591,302	69,612,326
Horiba Ltd.	63,913	2,946,107
Hoshizaki Corp.	162,320	4,859,354
House Foods Group, Inc.	113,462	2,421,068
Hoya Corp.	540,157	55,525,607
Hulic Co., Ltd.	630,464	4,820,861
Ibiden Co., Ltd.	164,508	5,316,471
Idemitsu Kosan Co., Ltd.	366,142	9,640,529
IHI Corp.	196,885	5,304,710
Iida Group Holdings Co., Ltd.	217,667	3,333,504
SECURITY	NUMBER OF SHARES	VALUE ($)
Industrial & Infrastructure Fund Investment Corp.	2,949	3,910,018
Information Services International-Dentsu Ltd.	46,090	1,514,445
INFRONEER Holdings, Inc.	393,366	2,829,114
Inpex Corp.	1,534,764	17,758,423
Internet Initiative Japan, Inc.	86,250	3,154,463
Isetan Mitsukoshi Holdings Ltd.	535,757	4,259,002
Isuzu Motors Ltd.	782,606	9,772,343
Ito En Ltd.	87,822	3,889,826
ITOCHU Corp.	2,047,506	56,761,519
Itochu Techno-Solutions Corp.	154,041	3,928,115
Iwatani Corp.	79,014	3,248,907
Izumi Co., Ltd.	63,105	1,370,215
J. Front Retailing Co., Ltd.	395,829	3,158,066
Japan Airlines Co., Ltd. *	243,364	4,518,802
Japan Airport Terminal Co., Ltd. *	80,352	3,350,294
Japan Aviation Electronics Industry Ltd.	86,760	1,464,515
Japan Exchange Group, Inc.	806,054	12,120,610
Japan Hotel REIT Investment Corp.	6,615	3,283,044
Japan Logistics Fund, Inc.	1,249	2,977,778
Japan Metropolitan Fund Invest	10,283	8,204,146
Japan Post Bank Co., Ltd.	632,339	4,625,369
Japan Post Holdings Co., Ltd.	3,358,948	23,292,745
Japan Post Insurance Co., Ltd.	301,862	4,642,523
Japan Prime Realty Investment Corp.	1,362	4,052,840
Japan Real Estate Investment Corp.	1,943	9,040,469
Japan Tobacco, Inc.	1,816,359	30,922,325
JCR Pharmaceuticals Co., Ltd.	86,042	1,350,603
JEOL Ltd.	64,155	2,619,421
JFE Holdings, Inc.	770,381	8,335,953
JGC Holdings Corp.	323,630	4,398,333
JSR Corp.	283,716	6,405,995
JTEKT Corp.	359,553	2,554,804
Justsystems Corp.	54,536	1,390,693
Kadokawa Corp.	148,020	3,246,029
Kagome Co., Ltd.	121,614	2,697,660
Kajima Corp.	679,941	7,205,290
Kakaku.com, Inc.	202,837	3,788,242
Kaken Pharmaceutical Co., Ltd.	52,582	1,467,934
Kamigumi Co., Ltd.	141,060	2,774,901
Kaneka Corp.	90,049	2,435,951
Kansai Paint Co., Ltd.	295,800	4,583,433
Kao Corp.	716,603	31,300,495
Katitas Co., Ltd.	71,404	1,738,420
Kawasaki Heavy Industries Ltd.	233,668	4,573,066
Kawasaki Kisen Kaisha Ltd.	127,675	8,178,568
KDDI Corp.	2,505,460	77,301,009
Keihan Holdings Co., Ltd.	153,063	3,908,696
Keikyu Corp.	397,960	4,113,808
Keio Corp.	177,472	6,810,828
Keisei Electric Railway Co., Ltd.	218,032	6,133,993
Kenedix Office Investment Corp.	547	2,841,046
Kewpie Corp.	162,546	2,686,333
Keyence Corp.	298,921	113,940,383
Kikkoman Corp.	282,253	17,428,932
Kinden Corp.	179,445	1,905,450
Kintetsu Group Holdings Co., Ltd.	276,993	9,471,212
Kirin Holdings Co., Ltd.	1,160,250	19,204,282
Kobayashi Pharmaceutical Co., Ltd.	95,681	5,473,402
Kobe Bussan Co., Ltd.	209,481	5,394,750
Kobe Steel Ltd.	496,348	2,277,203
Koei Tecmo Holdings Co., Ltd.	115,033	3,895,978
Koito Manufacturing Co., Ltd.	177,022	6,110,372
Kokuyo Co., Ltd.	143,854	1,867,897
Komatsu Ltd.	1,407,970	29,759,077
Konami Group Corp.	145,307	7,421,270

33
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Konica Minolta, Inc.	729,878	2,543,056
Kose Corp.	44,440	4,244,441
Kotobuki Spirits Co., Ltd.	27,665	1,606,516
K's Holdings Corp.	247,951	2,298,410
Kubota Corp.	1,652,716	25,936,762
Kuraray Co., Ltd.	545,409	4,174,420
Kurita Water Industries Ltd.	170,911	6,731,643
Kyocera Corp.	460,118	25,816,395
Kyowa Kirin Co., Ltd.	380,463	8,604,159
Kyudenko Corp.	61,536	1,247,810
Kyushu Electric Power Co., Inc.	727,487	4,387,225
Kyushu Financial Group, Inc.	608,979	1,673,731
Kyushu Railway Co.	249,261	5,275,612
LaSalle Logiport REIT	2,538	3,150,873
Lasertec Corp.	117,502	16,448,161
Lawson, Inc.	76,260	2,536,040
Lintec Corp.	79,734	1,339,014
Lion Corp.	394,597	4,639,806
Lixil Corp.	402,632	7,084,000
M3, Inc.	644,585	21,021,957
Mabuchi Motor Co., Ltd.	78,336	2,243,419
Makita Corp.	368,056	8,764,313
Mani, Inc.	95,630	1,211,371
Marubeni Corp.	2,367,493	24,797,835
Marui Group Co., Ltd.	296,108	5,357,178
Maruichi Steel Tube Ltd.	82,258	1,767,694
Maruwa Unyu Kikan Co., Ltd.	61,094	740,841
MatsukiyoCocokara & Co.	187,548	7,495,155
Mazda Motor Corp.	870,031	7,725,938
Mebuki Financial Group, Inc.	1,520,234	2,928,061
Medipal Holdings Corp.	227,557	3,130,396
MEIJI Holdings Co., Ltd.	203,074	9,712,394
Menicon Co., Ltd.	80,146	1,951,255
MINEBEA MITSUMI, Inc.	618,388	10,786,382
MISUMI Group, Inc.	420,252	10,458,932
Mitsubishi Chemical Group Corp.	1,961,563	10,372,052
Mitsubishi Corp.	1,841,100	60,615,188
Mitsubishi Electric Corp.	2,996,371	30,660,792
Mitsubishi Estate Co., Ltd.	1,710,111	23,192,128
Mitsubishi Gas Chemical Co., Inc.	285,367	4,283,850
Mitsubishi HC Capital, Inc.	982,257	4,789,942
Mitsubishi Heavy Industries Ltd.	440,113	17,061,621
Mitsubishi Logistics Corp.	95,647	2,504,589
Mitsubishi Materials Corp.	202,025	3,032,743
Mitsubishi Motors Corp. *	993,288	4,005,396
Mitsubishi UFJ Financial Group, Inc.	18,681,970	97,179,936
Mitsui & Co., Ltd.	2,381,826	56,115,735
Mitsui Chemicals, Inc.	269,150	6,106,234
Mitsui Fudosan Co., Ltd.	1,397,989	28,474,099
Mitsui Fudosan Logistics Park, Inc. *	756	2,972,191
Mitsui High-Tec, Inc.	35,763	2,249,618
Mitsui Mining & Smelting Co., Ltd.	86,079	2,049,130
Mitsui O.S.K. Lines Ltd.	506,622	13,357,644
Miura Co., Ltd.	153,191	3,294,228
Mizuho Financial Group, Inc.	3,881,272	44,615,379
Money Forward, Inc. *	69,460	1,761,240
MonotaRO Co., Ltd.	363,790	6,623,668
Mori Hills Reit Investment Corp.	2,329	2,627,633
Morinaga & Co., Ltd.	62,853	1,804,544
Morinaga Milk Industry Co., Ltd.	52,502	1,615,300
MS&AD Insurance Group Holdings, Inc.	705,999	21,191,429
Murata Manufacturing Co., Ltd.	869,796	47,397,215
Nabtesco Corp.	171,306	4,108,873
Nagase & Co., Ltd.	172,767	2,500,058
Nagoya Railroad Co., Ltd.	304,071	4,733,527
Nankai Electric Railway Co., Ltd.	166,969	3,343,596
NEC Corp.	405,784	14,928,753
SECURITY	NUMBER OF SHARES	VALUE ($)
NEC Networks & System Integration Corp.	101,132	1,272,312
NET One Systems Co., Ltd.	118,133	2,637,487
Nexon Co., Ltd.	635,688	12,789,424
NGK Insulators Ltd.	401,207	5,785,485
NGK Spark Plug Co., Ltd.	300,465	6,211,958
NH Foods Ltd.	151,715	4,366,765
NHK Spring Co., Ltd.	259,292	1,767,581
Nichirei Corp.	162,711	2,923,810
Nidec Corp.	704,562	47,389,259
Nifco, Inc.	131,000	2,986,186
Nihon Kohden Corp.	119,995	2,765,620
Nihon M&A Center Holdings, Inc.	402,898	5,083,272
Nikon Corp.	512,336	5,887,475
Nintendo Co., Ltd.	160,737	66,080,445
Nippon Accommodations Fund, Inc.	661	3,256,721
Nippon Building Fund, Inc.	2,320	11,614,644
Nippon Electric Glass Co., Ltd.	125,341	2,379,784
Nippon Express Holdings, Inc.	105,760	5,866,867
Nippon Kayaku Co., Ltd.	267,205	2,341,959
Nippon Paint Holdings Co., Ltd.	1,575,157	12,339,913
Nippon Prologis REIT, Inc.	3,452	8,728,051
Nippon Sanso Holdings Corp.	220,876	4,053,443
Nippon Shinyaku Co., Ltd.	78,322	4,322,188
Nippon Shokubai Co., Ltd.	50,948	2,036,082
Nippon Steel Corp.	1,254,049	19,978,844
Nippon Telegraph & Telephone Corp.	1,807,079	49,131,692
Nippon Yusen K.K.	245,822	18,956,445
Nipro Corp.	186,844	1,531,144
Nishi-Nippon Railroad Co., Ltd.	130,824	2,729,255
Nissan Chemical Corp.	197,223	10,058,551
Nissan Motor Co., Ltd.	2,916,215	11,568,091
Nisshin Seifun Group, Inc.	402,906	4,563,119
Nissin Foods Holdings Co., Ltd.	106,039	7,618,744
Nitori Holdings Co., Ltd.	114,054	11,016,650
Nitto Denko Corp.	222,875	13,858,846
NOF Corp.	105,030	4,015,574
NOK Corp.	187,507	1,681,307
Nomura Holdings, Inc.	4,590,415	16,682,785
Nomura Real Estate Holdings, Inc.	160,170	3,957,311
Nomura Real Estate Master Fund, Inc.	6,806	8,356,221
Nomura Research Institute Ltd.	603,524	16,500,314
NS Solutions Corp.	55,044	1,510,856
NSK Ltd.	672,280	3,676,020
NTT Data Corp.	974,638	13,878,705
Obayashi Corp.	1,046,876	7,295,093
OBIC Business Consultants Co., Ltd.	51,550	1,881,645
Obic Co., Ltd.	100,897	15,117,264
Odakyu Electric Railway Co., Ltd.	477,867	6,587,584
Oji Holdings Corp.	1,337,505	5,374,141
OKUMA Corp.	50,536	1,932,125
Olympus Corp.	1,933,854	41,990,265
Omron Corp.	281,906	15,028,208
Ono Pharmaceutical Co., Ltd.	635,169	15,248,638
Open House Group Co., Ltd.	117,780	4,647,478
Oracle Corp. Japan	51,062	3,075,691
Oriental Land Co., Ltd.	287,148	43,188,716
ORIX Corp.	1,841,616	30,502,076
Orix JREIT, Inc.	4,271	5,900,065
Osaka Gas Co., Ltd.	598,062	10,112,587
OSG Corp.	127,220	1,771,214
Otsuka Corp.	157,014	5,130,917
Otsuka Holdings Co., Ltd.	640,253	21,065,421
PALTAC Corp.	46,802	1,358,904
Pan Pacific International Holdings Corp.	605,741	10,945,942
Panasonic Holdings Corp.	3,283,331	26,835,088

34
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Park24 Co., Ltd. *	209,554	3,017,275
Penta-Ocean Construction Co., Ltd.	455,268	2,420,433
PeptiDream, Inc. *	138,304	1,677,107
Persol Holdings Co., Ltd.	281,261	5,721,594
Pigeon Corp.	171,469	2,576,519
Pola Orbis Holdings, Inc.	117,843	1,315,931
Rakus Co. Ltd.	147,305	1,784,131
Rakuten Group, Inc.	1,285,011	6,266,312
Recruit Holdings Co., Ltd.	2,113,250	68,340,485
Relo Group, Inc.	161,335	2,623,258
Renesas Electronics Corp. *	1,520,620	14,523,361
Rengo Co., Ltd.	346,538	2,054,855
RENOVA, Inc. *	68,561	1,505,993
Resona Holdings, Inc.	3,338,282	12,336,894
Resorttrust, Inc.	120,946	1,955,203
Ricoh Co., Ltd.	934,220	7,392,890
Rinnai Corp.	55,977	4,328,753
Rohm Co., Ltd.	126,846	9,626,113
Rohto Pharmaceutical Co., Ltd.	150,473	4,564,393
Ryohin Keikaku Co., Ltd.	362,365	3,398,193
Sankyo Co., Ltd.	63,339	1,868,758
Sankyu, Inc.	75,671	2,344,505
Sansan, Inc. *	114,724	1,098,206
Santen Pharmaceutical Co., Ltd.	569,562	4,133,305
Sanwa Holdings Corp.	320,929	3,206,396
Sapporo Holdings Ltd.	102,199	2,252,248
Sawai Group Holdings Co., Ltd.	60,527	1,796,708
SBI Holdings, Inc.	375,826	7,444,676
SCREEN Holdings Co., Ltd.	59,864	4,050,671
SCSK Corp.	204,465	3,362,887
Secom Co., Ltd.	296,379	19,075,156
Sega Sammy Holdings, Inc.	243,603	3,642,842
Seibu Holdings, Inc.	313,818	3,203,264
Seiko Epson Corp.	425,552	6,741,296
Seino Holdings Co., Ltd.	213,413	1,708,844
Sekisui Chemical Co., Ltd.	511,718	7,035,776
Sekisui House Ltd.	873,428	14,957,750
Sekisui House REIT, Inc.	6,208	3,779,659
Seven & i Holdings Co., Ltd.	1,178,353	47,032,116
Seven Bank Ltd.	1,053,201	2,005,735
SG Holdings Co., Ltd.	668,955	11,190,670
Sharp Corp.	310,312	2,245,215
SHIFT, Inc. *	16,830	2,463,341
Shikoku Electric Power Co., Inc.	244,839	1,434,152
Shimadzu Corp.	408,168	12,042,612
Shimamura Co., Ltd.	35,190	3,208,668
Shimano, Inc.	118,152	21,154,428
Shimizu Corp.	857,602	4,738,850
Shin-Etsu Chemical Co., Ltd.	609,436	71,725,507
Shinko Electric Industries Co., Ltd.	105,319	2,985,779
Shinsei Bank Ltd.	84,294	1,191,821
Shionogi & Co., Ltd.	418,998	20,565,283
Ship Healthcare Holdings, Inc.	122,850	2,320,082
Shiseido Co., Ltd.	601,481	22,974,513
SHO-BOND Holdings Co., Ltd.	69,833	3,037,641
Shochiku Co., Ltd. *	17,953	1,587,764
Showa Denko K.K.	285,097	4,431,986
Skylark Holdings Co., Ltd. *	340,604	3,769,064
SMC Corp.	86,056	41,344,127
SMS Co., Ltd.	80,875	1,875,658
Softbank Corp.	4,200,579	46,346,515
SoftBank Group Corp.	1,670,087	67,008,288
Sohgo Security Services Co., Ltd.	101,394	2,644,107
Sojitz Corp.	359,568	6,095,472
Sompo Holdings, Inc.	490,920	21,152,499
Sony Group Corp.	1,897,923	152,449,938
Sotetsu Holdings, Inc.	118,844	2,058,391
Square Enix Holdings Co., Ltd.	117,559	5,147,579
SECURITY	NUMBER OF SHARES	VALUE ($)
Stanley Electric Co., Ltd.	221,282	4,129,533
Subaru Corp.	940,065	17,194,119
Sugi Holdings Co., Ltd.	52,929	2,260,340
SUMCO Corp.	524,063	7,220,634
Sumitomo Bakelite Co., Ltd.	50,760	1,618,461
Sumitomo Chemical Co., Ltd.	2,280,792	9,049,130
Sumitomo Corp.	1,753,288	24,852,739
Sumitomo Electric Industries Ltd.	1,157,309	13,378,450
Sumitomo Forestry Co., Ltd.	217,713	3,723,697
Sumitomo Heavy Industries Ltd.	176,159	3,734,761
Sumitomo Metal Mining Co., Ltd.	363,240	11,542,451
Sumitomo Mitsui Financial Group, Inc.	1,994,187	60,332,698
Sumitomo Mitsui Trust Holdings, Inc.	562,987	17,609,462
Sumitomo Pharma Co., Ltd.	252,716	1,894,117
Sumitomo Realty & Development Co., Ltd.	600,020	14,803,018
Sumitomo Rubber Industries Ltd.	265,330	2,296,815
Sundrug Co., Ltd.	102,672	2,525,602
Suntory Beverage & Food Ltd.	195,461	7,190,991
Suzuken Co., Ltd.	119,754	2,881,007
Suzuki Motor Corp.	698,342	24,578,616
Sysmex Corp.	293,500	18,214,467
T&D Holdings, Inc.	773,726	8,489,358
Taiheiyo Cement Corp.	168,750	2,542,967
Taisei Corp.	288,295	8,807,425
Taisho Pharmaceutical Holdings Co., Ltd.	67,298	2,519,579
Taiyo Yuden Co., Ltd.	188,232	5,906,649
Takara Bio, Inc.	88,800	1,252,969
Takara Holdings, Inc.	277,908	2,125,031
Takashimaya Co., Ltd.	213,330	2,374,523
Takeda Pharmaceutical Co., Ltd.	2,312,617	64,227,776
TDK Corp.	555,161	19,683,436
TechnoPro Holdings, Inc.	168,852	3,849,034
Teijin Ltd.	280,842	2,988,220
Terumo Corp.	1,012,828	32,921,933
The Bank of Kyoto Ltd.	110,590	4,339,835
The Chiba Bank Ltd.	947,106	5,137,772
The Chugoku Bank Ltd.	286,724	1,931,832
The Chugoku Electric Power Co., Inc.	471,054	2,833,970
The Hachijuni Bank Ltd.	702,740	2,423,154
The Iyo Bank Ltd.	435,028	2,033,530
The Japan Steel Works Ltd.	96,464	2,082,718
The Kansai Electric Power Co., Inc.	1,126,101	10,934,045
The Shizuoka Bank Ltd.	779,726	4,533,520
The Yokohama Rubber Co., Ltd.	194,040	3,204,022
THK Co., Ltd.	176,946	3,641,673
TIS, Inc.	361,477	10,404,279
Tobu Railway Co., Ltd.	315,810	7,506,539
Toda Corp.	387,573	1,923,536
Toho Co., Ltd.	178,318	6,830,432
Toho Gas Co., Ltd.	142,021	3,201,555
Tohoku Electric Power Co., Inc.	735,758	3,672,819
Tokai Carbon Co., Ltd.	296,022	2,186,666
Tokio Marine Holdings, Inc.	963,923	54,181,338
Tokyo Century Corp.	95,021	3,427,268
Tokyo Electric Power Co. Holdings, Inc. *	2,407,654	9,448,251
Tokyo Electron Ltd.	227,454	72,457,123
Tokyo Gas Co., Ltd.	645,819	12,168,651
Tokyo Ohka Kogyo Co., Ltd.	58,627	2,909,675
Tokyo Tatemono Co., Ltd.	303,850	4,591,998
Tokyu Corp.	746,032	8,928,167
Tokyu Fudosan Holdings Corp.	946,623	5,128,324
Toppan, Inc.	413,348	6,533,060
Toray Industries, Inc.	2,346,931	13,525,433
Toshiba Corp.	647,038	24,117,189

35
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Toshiba TEC Corp.	36,900	1,108,664
Tosoh Corp.	430,385	5,610,140
TOTO Ltd.	223,054	7,779,737
Toyo Seikan Group Holdings Ltd.	206,911	2,473,230
Toyo Suisan Kaisha Ltd.	137,276	5,654,434
Toyo Tire Corp.	154,388	1,886,624
Toyoda Gosei Co., Ltd.	118,750	2,082,462
Toyota Boshoku Corp.	96,716	1,420,478
Toyota Industries Corp.	248,076	13,994,260
Toyota Motor Corp.	18,628,261	282,397,046
Toyota Tsusho Corp.	345,293	12,217,581
Trend Micro, Inc.	178,881	11,123,204
TS Tech Co., Ltd.	167,654	1,891,512
Tsumura & Co.	110,367	2,543,716
Tsuruha Holdings, Inc.	53,920	3,014,463
UBE Corp.	161,513	2,394,296
Ulvac, Inc.	77,169	3,045,009
Unicharm Corp.	592,458	20,732,290
United Urban Investment Corp.	4,541	4,854,652
Ushio, Inc.	186,259	2,288,181
USS Co., Ltd.	304,586	5,413,886
Welcia Holdings Co., Ltd.	154,614	3,260,139
West Japan Railway Co.	351,241	13,763,326
Yakult Honsha Co., Ltd.	199,559	11,847,579
Yamada Holdings Co., Ltd.	1,148,047	3,991,767
Yamaguchi Financial Group, Inc.	363,318	2,002,344
Yamaha Corp.	236,395	9,310,851
Yamaha Motor Co., Ltd.	470,616	9,841,773
Yamato Holdings Co., Ltd.	500,921	7,877,423
Yamato Kogyo Co., Ltd.	51,649	1,840,549
Yamazaki Baking Co., Ltd.	188,997	2,233,198
Yaoko Co., Ltd.	34,539	1,609,536
Yaskawa Electric Corp.	392,558	12,969,635
Yokogawa Electric Corp.	368,634	6,501,786
Z Holdings Corp.	4,009,741	12,003,914
Zenkoku Hosho Co., Ltd.	83,966	2,795,333
Zensho Holdings Co., Ltd.	152,074	4,009,598
Zeon Corp.	228,079	2,209,631
ZOZO, Inc.	165,422	3,711,181
		5,559,745,519

Netherlands 3.3%
Aalberts N.V.	151,468	5,568,402
ABN AMRO Bank N.V.	631,734	6,081,787
Adyen N.V. *	45,173	70,179,606
Aegon N.V.	2,740,589	12,312,907
Akzo Nobel N.V.	270,657	17,156,906
ArcelorMittal S.A.	840,661	20,080,728
ASM International N.V.	73,247	19,967,462
ASML Holding N.V.	587,213	286,172,165
ASR Nederland N.V.	201,489	8,240,034
BE Semiconductor Industries N.V.	118,243	5,634,633
CTP N.V.	112,359	1,532,043
Heineken Holding N.V.	162,770	11,588,070
Heineken N.V.	365,749	33,004,467
IMCD N.V.	88,629	12,280,854
ING Groep N.V.	5,785,665	50,998,601
InPost S.A. *	317,578	1,640,771
JDE Peet's N.V.	134,040	4,140,560
Just Eat Takeaway.com N.V *	294,344	4,937,497
Koninklijke Ahold Delhaize N.V.	1,552,047	42,762,092
Koninklijke DSM N.V.	266,256	34,095,877
Koninklijke KPN N.V.	4,863,089	15,501,545
Koninklijke Philips N.V.	1,331,134	22,283,702
Koninklijke Vopak N.V.	102,644	2,264,507
NN Group N.V.	456,690	18,814,426
Prosus N.V. *	1,343,837	83,442,454
SECURITY	NUMBER OF SHARES	VALUE ($)
Randstad N.V.	171,157	8,001,248
Signify N.V.	196,419	5,603,332
Unibail-Rodamco-Westfield *	159,245	8,230,618
Universal Music Group N.V.	1,139,193	22,688,072
Wolters Kluwer N.V.	393,906	38,595,208
		873,800,574

New Zealand 0.3%
Auckland International Airport Ltd. *	1,853,522	8,591,143
Contact Energy Ltd.	1,239,459	5,988,110
EBOS Group Ltd.	232,345	5,504,297
Fisher & Paykel Healthcare Corp., Ltd.	886,975	10,691,196
Fletcher Building Ltd.	1,276,835	4,383,835
Infratil Ltd.	785,985	4,361,082
Kiwi Property Group Ltd.	2,368,894	1,481,416
Mainfreight Ltd.	126,408	5,773,806
Mercury NZ Ltd.	1,115,495	3,966,679
Meridian Energy Ltd.	1,960,841	6,016,970
Ryman Healthcare Ltd.	605,890	3,413,820
SKYCITY Entertainment Group Ltd. *	1,279,792	2,236,226
Spark New Zealand Ltd.	2,907,719	9,662,358
The a2 Milk Co., Ltd. *	1,150,219	4,393,392
		76,464,330

Norway 0.8%
Adevinta A.S.A. *	433,992	3,548,762
Aker A.S.A., A Shares	38,013	3,002,997
Aker BP A.S.A.	460,695	16,140,793
AutoStore Holdings Ltd. *	926,445	1,232,254
DNB Bank A.S.A.	1,570,490	30,067,371
Equinor A.S.A.	1,468,394	56,624,939
Gjensidige Forsikring A.S.A.	257,926	5,249,926
Leroy Seafood Group A.S.A.	387,448	2,600,126
Mowi A.S.A.	681,014	14,019,454
Nordic Semiconductor A.S.A. *	242,414	3,737,281
Norsk Hydro A.S.A.	2,070,900	14,294,086
Orkla A.S.A.	1,182,403	9,938,993
Salmar A.S.A.	80,730	5,364,836
Schibsted A.S.A., A Shares	122,063	2,248,365
Schibsted A.S.A., B Shares	150,169	2,592,056
Telenor A.S.A.	977,594	10,737,216
Tomra Systems A.S.A.	355,028	8,133,252
Yara International A.S.A.	252,607	10,726,217
		200,258,924

Poland 0.2%
Allegro.eu S.A. *	601,487	3,178,876
Bank Polska Kasa Opieki S.A.	244,385	3,395,610
CD Projekt S.A.	98,096	1,758,516
Cyfrowy Polsat S.A.	422,518	1,746,798
Dino Polska S.A. *	71,721	5,253,172
KGHM Polska Miedz S.A.	211,747	3,993,524
LPP S.A.	1,726	3,122,800
Pepco Group N.V. *	163,919	1,237,994
Polski Koncern Naftowy Orlen S.A.	638,752	8,300,713
Polskie Gornictwo Naftowe i Gazownictwo S.A. *	2,721,277	3,241,756
Powszechna Kasa Oszczednosci Bank Polski S.A.	1,289,300	6,462,299
Powszechny Zaklad Ubezpieczen S.A.	838,852	5,034,006
Santander Bank Polska S.A.	44,405	2,026,969
		48,753,033

36
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Portugal 0.2%
EDP - Energias de Portugal S.A.	4,346,238	20,811,645
EDP Renovaveis S.A.	376,245	9,144,309
Galp Energia, SGPS, S.A.	787,228	8,545,288
Jeronimo Martins, SGPS, S.A.	417,922	9,287,333
		47,788,575

Republic of Korea 4.4%
Alteogen, Inc. *	41,347	1,969,126
Amorepacific Corp.	51,008	4,690,654
AMOREPACIFIC Group	49,136	1,282,080
BGF retail Co., Ltd.	11,117	1,333,990
BNK Financial Group, Inc.	570,636	2,862,672
Celltrion Healthcare Co., Ltd.	143,991	7,761,767
Celltrion Pharm, Inc. *	32,065	1,879,478
Celltrion, Inc.	163,555	23,171,973
Cheil Worldwide, Inc.	109,114	1,786,547
CJ CheilJedang Corp.	13,402	4,083,073
CJ Corp.	27,724	1,620,887
CJ ENM Co., Ltd.	17,783	1,306,919
CJ Logistics Corp. *	12,531	1,110,182
Coway Co., Ltd.	91,845	4,374,062
Daewoo Engineering & Construction Co., Ltd. *	330,120	1,283,409
Daewoo Shipbuilding & Marine Engineering Co., Ltd. *	79,508	1,197,777
DB Insurance Co., Ltd.	69,518	3,102,856
DGB Financial Group, Inc.	269,604	1,501,663
DL E&C Co., Ltd.	51,796	1,585,770
Dongsuh Cos., Inc.	53,803	983,502
Doosan Enerbility Co., Ltd. *	591,957	9,006,261
Ecopro BM Co., Ltd.	60,547	5,078,968
E-MART, Inc.	33,846	2,474,778
F&F Co., Ltd.	25,234	2,688,382
Fila Holdings Corp.	81,392	1,898,569
Green Cross Corp.	9,021	1,106,085
GS Engineering & Construction Corp.	108,060	2,435,803
GS Holdings Corp.	75,110	2,585,934
GS Retail Co., Ltd.	61,985	1,177,092
Hana Financial Group, Inc.	447,586	13,134,276
Hanjin Kal Corp. *	39,025	1,540,518
Hankook Tire & Technology Co., Ltd.	118,766	3,369,721
Hanmi Pharm Co., Ltd.	12,512	2,881,160
Hanon Systems	285,788	2,200,752
Hanwha Aerospace Co., Ltd.	51,790	3,151,812
Hanwha Corp.	85,573	2,037,681
Hanwha Solutions Corp. *	173,573	6,825,868
HD Hyundai Co., Ltd.	76,937	3,635,317
Hite Jinro Co., Ltd.	55,312	1,261,273
HLB, Inc. *	141,302	5,208,171
HMM Co., Ltd.	640,027	10,646,780
Hotel Shilla Co., Ltd.	46,024	2,539,398
HYBE Co., Ltd. *	27,239	3,696,220
Hyundai Department Store Co., Ltd.	26,242	1,214,444
Hyundai Engineering & Construction Co., Ltd.	111,665	4,023,964
Hyundai Glovis Co., Ltd.	29,149	3,846,434
Hyundai Heavy Industries Co., Ltd. *	22,639	2,428,841
Hyundai Marine & Fire Insurance Co., Ltd.	89,670	2,111,775
Hyundai Mipo Dockyard Co., Ltd. *	31,752	2,540,065
Hyundai Mobis Co., Ltd.	95,458	15,344,077
Hyundai Motor Co.	208,706	30,583,063
Hyundai Steel Co.	114,470	2,815,643
Hyundai Wia Corp.	27,566	1,566,309
Iljin Materials Co., Ltd.	27,510	1,526,105
SECURITY	NUMBER OF SHARES	VALUE ($)
Industrial Bank of Korea	505,028	3,613,411
Kakao Corp.	462,240	25,366,092
Kakao Games Corp. *	43,456	1,715,433
KakaoBank Corp. *	237,642	4,850,381
Kakaopay Corp. *	33,830	1,573,194
Kangwon Land, Inc. *	172,848	3,430,985
KB Financial Group, Inc.	602,257	22,265,791
KCC Corp.	6,714	1,478,280
Kia Corp.	390,721	23,603,048
Korea Aerospace Industries Ltd.	109,908	5,012,439
Korea Electric Power Corp. *	392,407	6,146,257
Korea Gas Corp.	40,000	1,300,886
Korea Investment Holdings Co., Ltd.	68,735	2,918,880
Korea Shipbuilding & Offshore Engineering Co., Ltd. *	68,108	4,949,421
Korea Zinc Co., Ltd.	15,526	7,800,435
Korean Air Lines Co., Ltd. *	279,216	5,604,986
Krafton, Inc. *	44,367	8,176,491
KT&G Corp.	168,647	10,490,397
Kumho Petrochemical Co., Ltd.	26,620	2,587,268
L&F Co., Ltd. *	34,124	5,880,589
LG Chem Ltd.	71,215	33,649,493
LG Corp.	135,584	8,312,129
LG Display Co., Ltd.	339,995	3,965,401
LG Electronics, Inc.	178,609	13,486,979
LG Energy Solution Ltd. *	37,168	12,852,005
LG H&H Co., Ltd.	14,995	7,982,087
LG Innotek Co., Ltd.	21,215	5,456,215
LG Uplus Corp.	346,120	2,975,874
Lotte Chemical Corp.	23,630	3,091,660
Lotte Chilsung Beverage Co., Ltd.	5,500	635,303
LOTTE Fine Chemical Co., Ltd.	28,195	1,486,111
Lotte Shopping Co., Ltd.	18,985	1,402,354
LS Corp.	29,828	1,496,362
Mando Corp.	54,151	2,186,202
Mirae Asset Securities Co., Ltd.	570,552	2,798,266
NAVER Corp.	220,043	39,482,875
NCSoft Corp.	23,782	6,729,832
Netmarble Corp.	26,067	1,237,527
NH Investment & Securities Co., Ltd.	253,457	1,885,460
OCI Co., Ltd.	28,614	2,513,659
Orion Corp.	32,988	2,426,839
Pan Ocean Co., Ltd.	278,683	1,073,020
Pearl Abyss Corp. *	45,492	1,931,850
POSCO Chemical Co., Ltd.	44,128	5,542,599
POSCO Holdings, Inc.	114,009	21,735,483
Posco International Corp.	94,062	1,888,202
S-1 Corp.	31,781	1,382,867
Samsung Biologics Co., Ltd. *	28,092	17,537,154
Samsung C&T Corp.	127,883	11,520,991
Samsung Card Co., Ltd.	58,747	1,376,934
Samsung Electro-Mechanics Co., Ltd.	86,823	9,087,675
Samsung Electronics Co., Ltd.	7,249,157	323,557,753
Samsung Engineering Co., Ltd. *	258,765	4,536,682
Samsung Fire & Marine Insurance Co., Ltd.	54,340	7,922,171
Samsung Heavy Industries Co., Ltd. *	961,364	4,290,937
Samsung Life Insurance Co., Ltd.	99,422	4,608,548
Samsung SDI Co., Ltd.	81,753	36,550,629
Samsung SDS Co., Ltd.	56,615	5,439,070
Samsung Securities Co., Ltd.	100,197	2,539,478
SD Biosensor, Inc.	53,446	1,404,528
Seegene, Inc.	43,796	1,033,056
Shin Poong Pharmaceutical Co., Ltd. *	57,310	1,197,574
Shinhan Financial Group Co., Ltd.	775,034	21,207,614
Shinsegae, Inc.	10,836	1,810,658
SillaJen, Inc. *(b)	68,458	163,781
SK Biopharmaceuticals Co., Ltd. *	42,173	2,257,551

37
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
SK Bioscience Co., Ltd. *	31,324	2,646,340
SK Chemicals Co., Ltd.	20,625	1,508,074
SK Hynix, Inc.	827,173	58,873,963
SK IE Technology Co., Ltd. *	38,640	2,403,535
SK Innovation Co., Ltd. *	78,672	11,175,418
SK Square Co., Ltd. *	157,962	4,782,970
SK Telecom Co., Ltd.	74,841	2,915,193
SK, Inc.	57,296	9,980,911
SKC Co., Ltd.	28,286	2,569,436
S-Oil Corp.	65,364	4,960,148
Solus Advanced Materials Co., Ltd.	23,035	719,871
Wemade Co., Ltd.	25,037	1,162,422
Woori Financial Group, Inc.	967,661	8,826,185
Yuhan Corp.	83,634	3,551,577
		1,139,960,071

Singapore 1.2%
Ascendas Real Estate Investment Trust	5,228,219	10,568,115
Ascott Residence Trust	3,103,552	2,424,824
CapitaLand Integrated Commercial Trust	7,777,679	11,540,245
Capitaland Investment Ltd.	3,955,384	10,461,879
City Developments Ltd.	748,772	4,363,498
ComfortDelGro Corp., Ltd.	3,329,376	3,364,934
DBS Group Holdings Ltd.	2,762,008	64,541,223
Frasers Logistics & Commercial Trust	4,633,496	4,516,920
Genting Singapore Ltd.	9,594,537	5,329,916
Golden Agri-Resources Ltd.	10,904,242	2,188,508
Hutchison Port Holdings Trust, Class U	8,033,317	1,727,163
Jardine Cycle & Carriage Ltd.	153,258	3,609,819
Keppel Corp., Ltd.	2,150,340	11,205,628
Keppel DC REIT	2,006,040	2,789,562
Keppel REIT	3,578,361	2,770,145
Mapletree Industrial Trust	3,012,484	5,463,110
Mapletree Logistics Trust	4,964,526	5,942,770
Mapletree Pan Asia Commercial Trust	3,455,159	4,557,016
NetLink NBN Management PTE Ltd.	4,622,288	3,097,871
Olam Group Ltd.	1,160,543	1,222,850
Oversea-Chinese Banking Corp., Ltd.	5,366,977	46,510,467
SATS Ltd. *	1,076,819	3,118,306
Sembcorp Industries Ltd.	1,510,254	3,669,816
Sembcorp Marine Ltd. *	25,305,354	2,122,232
Singapore Airlines Ltd. *	2,024,203	7,718,988
Singapore Exchange Ltd.	1,303,249	8,865,195
Singapore Technologies Engineering Ltd.	2,433,097	6,505,234
Singapore Telecommunications Ltd.	11,498,829	21,594,819
Suntec Real Estate Investment Trust	3,256,347	3,687,928
United Overseas Bank Ltd.	1,982,825	38,843,529
UOL Group Ltd.	796,815	3,952,376
Venture Corp., Ltd.	419,010	5,493,293
Wilmar International Ltd.	3,303,284	9,565,814
		323,333,993

Spain 1.9%
Acciona S.A.	35,431	6,950,950
ACS, Actividades de Construccion y Servicios S.A.	340,683	7,608,561
Aena SME S.A. *	109,051	13,416,435
Amadeus IT Group S.A. *	647,995	34,286,725
Banco Bilbao Vizcaya Argentaria S.A.	10,000,306	45,165,644
Banco Santander S.A.	25,884,597	62,910,273
Bankinter S.A.	1,051,019	5,394,171
SECURITY	NUMBER OF SHARES	VALUE ($)
CaixaBank S.A.	6,760,898	20,422,449
Cellnex Telecom S.A.	929,819	36,249,142
Corp. ACCIONA Energias Renovables S.A.	91,127	3,797,260
Enagas S.A.	387,815	7,093,504
Endesa S.A.	488,757	8,404,127
Ferrovial S.A.	739,527	18,575,905
Fluidra S.A.	165,743	2,658,272
Grifols S.A. *	517,215	6,264,428
Iberdrola S.A.	9,378,798	97,939,344
Industria de Diseno Textil S.A.	1,602,376	34,722,838
Inmobiliaria Colonial Socimi S.A.	529,923	3,138,568
Mapfre S.A.	1,577,456	2,622,006
Merlin Properties Socimi S.A.	511,380	4,689,668
Naturgy Energy Group S.A.	218,056	6,025,433
Red Electrica Corp. S.A.	659,766	12,097,600
Repsol S.A.	1,973,428	25,767,172
Siemens Gamesa Renewable Energy S.A. *	346,779	6,250,510
Telefonica S.A.	7,916,197	32,763,891
		505,214,876

Sweden 2.6%
Alfa Laval AB	487,425	13,087,235
Alleima AB *	327,365	1,317,679
Assa Abloy AB, B Shares	1,407,000	28,673,914
Atlas Copco AB, A Shares	3,853,918	39,411,755
Atlas Copco AB, B Shares	2,316,935	21,249,148
Beijer Ref AB	380,292	4,949,795
Boliden AB *	419,990	13,569,470
Castellum AB	376,855	5,321,494
Electrolux AB, B Shares	348,748	4,435,585
Elekta AB, B Shares	560,056	3,226,580
Epiroc AB, A Shares	969,921	14,927,475
Epiroc AB, B Shares	570,451	7,805,762
EQT AB	428,992	9,694,757
Essity AB, B Shares	942,931	21,025,457
Evolution AB	244,638	19,751,414
Fastighets AB Balder, B Shares *	925,214	5,145,854
Getinge AB, B Shares	345,178	6,432,372
H & M Hennes & Mauritz AB, B Shares	1,335,880	13,952,727
Hexagon AB, B Shares	2,855,086	29,387,926
Holmen AB, B Shares	145,737	6,285,471
Husqvarna AB, B Shares	654,830	4,433,993
Industrivarden AB, A Shares	364,728	8,136,128
Industrivarden AB, C Shares	263,093	5,809,535
Indutrade AB	435,361	8,114,974
Investment AB Latour, B Shares	218,863	4,342,990
Investor AB, A Shares	848,271	14,184,053
Investor AB, B Shares	2,753,210	43,680,580
Kinnevik AB, B Shares *	383,780	5,502,293
L E Lundbergfortagen AB, B Shares	117,236	4,873,234
Lifco AB, B Shares	357,879	5,602,140
Nibe Industrier AB, B Shares	1,860,377	17,539,585
Orron Energy AB *	280,509	536,049
Sagax AB, Class B	297,429	6,439,062
Samhallsbyggnadsbolaget i Norden AB (a)	1,750,861	2,832,959
Sandvik AB	1,636,823	25,699,349
Securitas AB, B Shares (a)	478,443	4,211,531
Sinch AB *(a)	965,191	1,886,222
Skandinaviska Enskilda Banken AB, A Shares	2,203,309	22,098,879
Skanska AB, B Shares	553,544	8,232,947
SKF AB, B Shares	595,476	8,991,011

38
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Svenska Cellulosa AB, S.C.A., B Shares	949,301	14,315,512
Svenska Handelsbanken AB, A Shares	2,331,912	19,206,626
Sweco AB, B Shares	306,483	2,902,484
Swedbank AB, A Shares	1,545,075	20,095,819
Swedish Match AB	2,349,901	23,668,624
Swedish Orphan Biovitrum AB *	276,279	6,121,490
Tele2 AB, B Shares	855,397	9,138,608
Telefonaktiebolaget LM Ericsson, B Shares	4,705,090	35,390,224
Telia Co. AB	3,925,520	13,873,561
Thule Group AB	164,362	4,039,009
Trelleborg AB, B Shares	375,609	7,856,059
Vitrolife AB	106,387	2,553,308
Volvo AB, A Shares	332,820	5,568,258
Volvo AB, B Shares	2,298,365	36,589,681
Volvo Car AB, Class B *(a)	833,429	5,094,669
		679,213,316

Switzerland 8.3%
ABB Ltd.	2,476,502	68,437,173
Adecco Group AG	245,970	7,825,573
Alcon, Inc.	705,066	46,640,771
ams-OSRAM AG *	388,647	2,858,454
Baloise Holding AG	69,662	10,092,942
Banque Cantonale Vaudoise	45,893	4,368,523
Barry Callebaut AG	5,332	10,948,643
Belimo Holding AG	13,894	5,295,935
BKW AG	27,644	3,359,371
Chocoladefabriken Lindt & Spruengli AG	158	17,241,662
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	1,563	16,559,680
Cie Financiere Richemont S.A., Class A	786,917	88,573,013
Clariant AG *	353,939	6,567,791
Credit Suisse Group AG	3,941,381	20,434,846
DKSH Holding AG	55,833	4,161,945
Emmi AG	2,878	2,541,970
EMS-Chemie Holding AG	10,901	7,690,290
Flughafen Zuerich AG *	28,723	4,856,084
Geberit AG	53,359	24,761,813
Georg Fischer AG	128,820	7,022,106
Givaudan S.A.	14,148	45,360,000
Helvetia Holding AG	52,404	5,804,470
Holcim AG *	833,654	37,191,757
Julius Baer Group Ltd. *	330,731	16,079,908
Kuehne & Nagel International AG	77,023	17,836,158
Logitech International S.A. *	223,424	11,185,508
Lonza Group AG	113,972	61,122,952
Nestle S.A.	4,242,807	498,120,627
Novartis AG	3,189,452	258,600,683
Partners Group Holding AG	34,440	33,397,219
PSP Swiss Property AG	66,354	7,533,197
Roche Holding AG	1,077,003	348,057,530
Roche Holding AG, Bearer Shares	43,253	16,584,121
Schindler Holding AG	27,445	4,645,642
Schindler Holding AG, Participation Certificates	65,524	11,460,574
SGS S.A.	8,977	19,831,356
SIG Group AG *	511,450	12,042,749
Sika AG	233,833	52,806,797
Sonova Holding AG	81,484	21,599,376
Straumann Holding AG	163,325	18,023,569
Swiss Life Holding AG	47,058	24,706,716
SECURITY	NUMBER OF SHARES	VALUE ($)
Swiss Prime Site AG *	119,499	10,322,010
Swiss Re AG	444,792	34,719,252
Swisscom AG	38,928	20,190,946
Tecan Group AG	19,295	7,137,143
Temenos AG	92,043	7,561,871
The Swatch Group AG	63,677	2,913,894
The Swatch Group AG, Bearer Shares	45,823	11,188,709
UBS Group AG	4,816,434	76,642,471
VAT Group AG	38,870	9,343,616
Zurich Insurance Group AG	227,117	101,021,046
		2,163,270,452

United Kingdom 13.3%
3i Group plc	1,457,216	20,610,216
abrdn plc	3,343,198	5,712,677
Admiral Group plc	342,459	8,455,856
Airtel Africa plc	1,559,853	2,401,304
Anglo American plc	1,858,012	60,167,970
Antofagasta plc	527,744	6,761,052
Ashtead Group plc	675,633	33,412,073
Associated British Foods plc	541,569	9,610,086
AstraZeneca plc	2,380,567	294,841,706
Auto Trader Group plc	1,429,395	10,841,023
Avast plc	876,032	7,206,809
AVEVA Group plc	183,749	5,986,688
Aviva plc	4,348,342	21,185,089
B&M European Value Retail S.A.	1,416,462	6,096,673
BAE Systems plc	4,847,940	43,785,924
Barclays plc	25,777,011	49,340,336
Barratt Developments plc	1,562,587	7,769,279
Bellway plc	189,340	4,501,056
Berkeley Group Holdings plc	159,362	6,777,598
BP plc	29,382,475	150,946,387
British American Tobacco plc	3,471,298	139,413,046
BT Group plc	10,744,414	18,840,812
Bunzl plc	517,927	17,242,096
Burberry Group plc	604,110	12,287,431
Centrica plc *	9,207,988	8,115,096
Coca-Cola HBC AG *	300,542	6,889,299
Compass Group plc	2,733,073	59,119,978
ConvaTec Group plc	2,504,553	6,341,511
CRH plc	1,175,804	43,446,089
Croda International plc	208,910	16,350,074
DCC plc	148,488	8,575,102
Dechra Pharmaceuticals plc	162,369	6,593,746
Deliveroo plc *	2,109,181	1,984,991
Derwent London plc	150,958	4,278,948
Diageo plc	3,463,123	151,677,503
Direct Line Insurance Group plc	1,997,061	4,784,663
Dr. Martens plc	946,404	2,605,523
DS Smith plc	1,910,943	5,952,505
easyJet plc *	572,224	2,395,691
Entain plc	900,041	13,331,970
Experian plc	1,422,042	43,402,461
Ferguson plc	329,982	38,342,944
Flutter Entertainment plc *	268,564	33,640,735
Fresnillo plc	280,892	2,250,661
Glencore plc *	20,091,812	110,651,995
GSK plc	6,143,325	98,604,640
Haleon plc *	7,679,157	23,129,453
Halma plc	590,453	14,256,308
Hargreaves Lansdown plc	594,117	5,652,187
Hikma Pharmaceuticals plc	261,674	3,997,873
Hiscox Ltd.	527,330	5,508,911
HomeServe plc *	433,793	5,986,471
Howden Joinery Group plc	868,488	5,772,390
HSBC Holdings plc	30,915,305	190,225,451

39
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
IMI plc	390,907	5,226,333
Imperial Brands plc	1,444,146	31,868,938
Informa plc	2,283,087	14,526,287
InterContinental Hotels Group plc	284,786	15,544,892
Intermediate Capital Group plc	426,164	6,778,739
International Consolidated Airlines Group S.A. *(a)	1,769,822	2,228,644
Intertek Group plc	244,947	11,283,953
ITV plc	5,586,282	4,179,626
J Sainsbury plc	2,624,903	6,212,521
J.D. Sports Fashion plc	3,716,833	4,884,982
Johnson Matthey plc	273,835	6,420,482
Kingfisher plc	3,053,188	8,245,791
Land Securities Group plc	1,101,485	8,338,660
Legal & General Group plc	9,104,619	26,750,186
Lloyds Banking Group plc	106,948,752	54,606,706
London Stock Exchange Group plc	560,904	52,879,144
M&G plc	4,022,347	9,161,887
Meggitt plc *	1,192,818	11,078,719
Melrose Industries plc	6,608,271	10,496,008
Mondi plc	738,969	12,605,609
National Grid plc	5,622,248	70,523,263
NatWest Group plc *	7,781,757	22,315,680
Next plc	191,375	12,942,389
NMC Health plc *(b)	136,583	0
Ocado Group plc *	883,570	7,464,165
Pearson plc	1,154,781	11,593,469
Pennon Group plc	401,094	4,359,098
Persimmon plc	490,744	8,428,397
Phoenix Group Holdings plc	1,106,916	7,758,956
Prudential plc	4,216,475	44,333,232
Reckitt Benckiser Group plc	974,817	75,408,056
RELX plc	2,849,725	75,006,550
Renishaw plc	54,760	2,355,044
Rentokil Initial plc	2,872,077	17,411,550
Rightmove plc	1,310,690	9,266,621
Rio Tinto plc	1,671,197	92,777,081
Rolls-Royce Holdings plc *	12,797,403	11,466,113
Royal Mail plc	1,430,008	4,584,202
RS Group plc	726,451	9,179,939
Schroders plc	173,012	5,411,394
Segro plc	1,854,373	20,347,564
Severn Trent plc	386,195	12,524,121
Shell plc	11,538,249	307,453,208
Smith & Nephew plc	1,359,066	16,059,208
Smiths Group plc	576,699	10,005,308
Smurfit Kappa Group plc	401,832	13,531,523
Spirax-Sarco Engineering plc	113,645	13,931,200
SSE plc	1,638,010	31,496,454
St. James's Place plc	812,988	10,472,139
Standard Chartered plc	3,763,700	26,197,814
Tate & Lyle plc	606,128	5,389,829
Taylor Wimpey plc	5,572,773	7,022,689
Tesco plc	11,513,388	33,318,279
The British Land Co., plc	1,399,459	7,015,191
The Sage Group plc	1,558,177	12,967,252
The Weir Group plc	403,062	6,835,717
THG plc *	1,421,650	909,827
Travis Perkins plc	344,749	3,405,762
TUI AG *(a)	1,908,544	2,941,425
Unilever plc	3,897,068	178,006,805
United Utilities Group plc	1,037,159	12,750,244
Vodafone Group plc	43,291,547	58,272,684
Whitbread plc	317,529	9,251,696
Wise plc, Class A *	694,514	3,934,008
SECURITY	NUMBER OF SHARES	VALUE ($)
WPP plc	1,631,573	14,132,419
		3,482,134,028
Total Common Stocks (Cost $25,638,880,926)		25,806,097,918

PREFERRED STOCKS 0.7% OF NET ASSETS

Germany 0.4%
Bayerische Motoren Werke AG	97,662	6,800,626
FUCHS PETROLUB SE	111,754	3,031,856
Henkel AG & Co. KGaA	265,383	17,142,815
Porsche Automobil Holding SE	235,582	16,695,964
Sartorius AG	36,146	15,116,550
Sixt SE	20,990	1,257,947
Volkswagen AG	280,580	40,102,969
		100,148,727

Italy 0.0%
Telecom Italia S.p.A. - RSP *	8,793,136	1,748,934

Republic of Korea 0.3%
Hyundai Motor Co., Ltd.	36,417	2,483,070
Hyundai Motor Co., Ltd. 2nd	61,002	4,255,158
LG Chem Ltd.	11,629	2,616,971
Samsung Electronics Co., Ltd.	1,296,669	52,834,257
		62,189,456

Spain 0.0%
Grifols S.A., B Shares *	382,351	3,016,190
Total Preferred Stocks (Cost $173,228,828)		167,103,307

RIGHTS 0.0% OF NET ASSETS

Hong Kong 0.0%
SJM Holdings Ltd.
expires 09/14/22, strike HKD 2.08 *(a)(b)	948,062	80,929
Total Rights (Cost $0)		80,929

SHORT-TERM INVESTMENTS 0.2% OF NET ASSETS

Money Market Funds 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.25% (c)	25,756,383	25,756,383
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.25% (c)(d)	31,745,287	31,745,287
		57,501,670
Total Short-Term Investments (Cost $57,501,670)		57,501,670
Total Investments in Securities (Cost $25,869,611,424)		26,030,783,824

40
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
MSCI EAFE Index, expires 09/16/22	1,509	137,854,695	(5,559,537)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $30,193,668.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Savings Shares)
HKD —	Hong Kong Dollar

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$20,454,132,866	$—	$—	$20,454,132,866
Hong Kong	729,870,953	—	0*	729,870,953
Republic of Korea	1,139,796,290	—	163,781	1,139,960,071
United Kingdom	3,482,134,028	—	0*	3,482,134,028
Preferred Stocks[1]	167,103,307	—	—	167,103,307
Rights [1]
Hong Kong	—	—	80,929	80,929
Short-Term Investments[1]	57,501,670	—	—	57,501,670
Liabilities
Futures Contracts[2]	(5,559,537)	—	—	(5,559,537)
Total	$26,024,979,577	$—	$244,710	$26,025,224,287

*	Level 3 amount shown includes securities determined to have no value at August 31, 2022.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
41
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Statement of Assets and Liabilities

As of August 31, 2022
Assets
Investments in securities, at value - unaffiliated (cost $25,869,611,424) including securities on loan of $30,193,668		$26,030,783,824
Cash		305,970
Foreign currency, at value (cost $17,900,292)		17,669,939
Deposit with broker for futures contracts		10,822,979
Receivables:
Dividends		67,945,276
Foreign tax reclaims		24,326,864
Investments sold		2,157,478
Income from securities on loan	+	132,242
Total assets		26,154,144,572
Liabilities
Collateral held for securities on loan		31,745,287
Payables:
Management fees		1,387,317
Variation margin on futures contracts	+	1,015,002
Total liabilities		34,147,606
Net assets		$26,119,996,966
Net Assets by Source
Capital received from investors		$27,369,118,187
Total distributable loss	+	(1,249,121,221)
Net assets		$26,119,996,966

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$26,119,996,966		834,100,000		$31.32

42
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Statement of Operations

For the period September 1, 2021 through August 31, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $90,498,779)		$903,172,580
Securities on loan, net	+	3,670,654
Total investment income		906,843,234
Expenses
Management fees		16,690,788
Proxy fees[1]		360,879
Professional fees	+	90,768 [2]
Total expenses		17,142,435
Expense reduction by investment adviser	–	90,768 [2]
Net expenses	–	17,051,667
Net investment income		889,791,567
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(420,745,524)
Net realized losses on futures contracts		(23,782,459)
Net realized losses on foreign currency transactions	+	(12,319,544)
Net realized losses		(456,847,527)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(6,278,008,093)
Net change in unrealized appreciation (depreciation) on futures contracts		(7,049,466)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(3,807,402)
Net change in unrealized appreciation (depreciation)	+	(6,288,864,961)
Net realized and unrealized losses		(6,745,712,488)
Decrease in net assets resulting from operations		($5,855,920,921)

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).
[2]	Professional fees associated with the filing of tax claims in the European Union deemed to be non-contingent and non-routine expenses of the fund (see financial notes 2(d) and 4 for additional information).
43
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETF
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	9/1/21-8/31/22		9/1/20-8/31/21
Net investment income		$889,791,567	$631,237,991
Net realized gains (losses)		(456,847,527)	42,428,120
Net change in unrealized appreciation (depreciation)	+	(6,288,864,961)	5,104,237,095
Increase (decrease) in net assets resulting from operations		($5,855,920,921)	$5,777,903,206
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($883,078,400)	($557,207,730)

TRANSACTIONS IN FUND SHARES
	9/1/21-8/31/22			9/1/20-8/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		126,500,000	$4,520,915,430	102,100,000	$3,781,481,014
Shares redeemed	+	—	—	(12,500,000)	(507,727,175)
Net transactions in fund shares		126,500,000	$4,520,915,430	89,600,000	$3,273,753,839
SHARES OUTSTANDING AND NET ASSETS
	9/1/21-8/31/22			9/1/20-8/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		707,600,000	$28,338,080,857	618,000,000	$19,843,631,542
Total increase (decrease)	+	126,500,000	(2,218,083,891)	89,600,000	8,494,449,315
End of period		834,100,000	$26,119,996,966	707,600,000	$28,338,080,857
44
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Financial Statements
FINANCIAL HIGHLIGHTS
	9/1/21– 8/31/22	9/1/20– 8/31/21	9/1/19– 8/31/20	9/1/18– 8/31/19	9/1/17– 8/31/18
Per-Share Data
Net asset value at beginning of period	$43.21	$33.20	$31.15	$35.86	$34.80
Income (loss) from investment operations:
Net investment income (loss)[1]	0.93	0.72	0.64	0.82	0.84
Net realized and unrealized gains (losses)	(11.45)	10.11	2.36	(4.63)	1.22
Total from investment operations	(10.52)	10.83	3.00	(3.81)	2.06
Less distributions:
Distributions from net investment income	(1.02)	(0.82)	(0.95)	(0.90)	(1.00)
Net asset value at end of period	$31.67	$43.21	$33.20	$31.15	$35.86
Total return	(24.85%)	33.01%	9.63%	(10.57%)	5.93%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.11% [2]	0.11%	0.11% [3]	0.12%	0.12%
Net investment income (loss)	2.49%	1.87%	2.07%	2.54%	2.31%
Portfolio turnover rate[4]	18%	22%	17%	20%	16%
Net assets, end of period (x 1,000,000)	$3,383	$3,832	$2,596	$2,187	$2,281

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
[3]	Effective February 25, 2020, the annual operating expense ratio was reduced to 0.11%. The ratio presented for the period ended 8/31/20 is a blended ratio.
[4]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
45
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.4% OF NET ASSETS

Australia 7.3%
29Metals Ltd. *(a)	472,620	651,249
5E Advanced Materials, Inc. *	621,950	912,448
Abacus Property Group	910,850	1,698,458
Accent Group Ltd.	549,724	565,295
Alkane Resources Ltd. *	820,645	413,506
Andromeda Metals Ltd. *(a)	5,537,979	216,404
APM Human Services International Ltd. *	535,293	1,233,019
ARB Corp., Ltd.	137,647	2,861,113
Arena REIT	590,520	1,700,290
AUB Group Ltd.	146,463	2,230,055
Audinate Group Ltd. *	110,893	665,199
Aurelia Metals Ltd. *	2,303,377	426,352
Aussie Broadband Ltd. *	333,676	635,929
Austal Ltd.	590,670	1,040,680
Australian Agricultural Co., Ltd. *	593,431	736,356
Australian Clinical Labs Ltd.	224,728	680,955
Australian Ethical Investment Ltd.	211,979	941,688
Australian Finance Group Ltd.	378,894	498,721
Australian Strategic Materials Ltd. *	189,602	445,837
AVZ Minerals Ltd. *(a)(b)	4,271,362	2,284,021
Baby Bunting Group Ltd.	229,211	686,682
Bapcor Ltd.	618,653	2,837,346
Bega Cheese Ltd.	542,236	1,486,919
Bellevue Gold Ltd. *	1,783,989	1,015,101
Betmakers Technology Group Ltd. *	1,478,591	420,664
Blackmores Ltd.	27,156	1,284,559
Bravura Solutions Ltd.	443,923	480,844
Breville Group Ltd. (a)	254,706	3,883,408
Brickworks Ltd.	111,275	1,557,731
Bubs Australia Ltd *(a)	1,004,784	392,633
BWP Trust	893,173	2,437,012
Calix Ltd. *	264,125	1,202,311
Capricorn Metals Ltd. *	551,213	1,379,277
Carnarvon Energy Ltd. *	3,203,677	340,423
Cedar Woods Properties Ltd.	121,180	377,991
Centuria Capital Group	1,322,163	1,663,260
Centuria Industrial REIT	949,137	2,017,110
Centuria Office REIT	841,348	945,929
Chalice Mining Ltd. *	574,721	1,804,520
Champion Iron Ltd.	831,737	2,959,324
Charter Hall Long Wale REIT	1,190,604	3,648,497
Charter Hall Retail REIT	891,987	2,513,272
Charter Hall Social Infrastructure REIT	601,617	1,521,898
City Chic Collective Ltd. *	300,774	339,192
Clinuvel Pharmaceuticals Ltd.	67,376	931,644
Codan Ltd.	219,284	1,094,403
Collins Foods Ltd.	194,817	1,312,863
Cooper Energy Ltd. *	3,675,175	680,269
Core Lithium Ltd. *(a)	3,063,089	2,939,861
Coronado Global Resources, Inc.	1,345,801	1,508,474
Corporate Travel Management Ltd. *	202,661	2,695,324
Costa Group Holdings Ltd.	801,705	1,478,448
Credit Corp. Group Ltd.	100,242	1,404,655
SECURITY	NUMBER OF SHARES	VALUE ($)
Cromwell Property Group	2,558,346	1,403,099
Data#3 Ltd.	267,878	1,127,573
De Grey Mining Ltd. *	2,424,525	1,628,890
Dexus Industria REIT	372,356	701,989
Dicker Data Ltd.	89,838	696,565
Dubber Corp., Ltd. *(a)	506,259	196,092
Eagers Automotive Ltd.	350,409	3,199,768
Eclipx Group Ltd. *	507,104	827,395
Elders Ltd.	283,525	2,250,811
Electro Optic Systems Holdings Ltd. *(a)	245,317	121,087
Emeco Holdings Ltd.	1,008,984	632,914
EML Payments Ltd. *	557,034	358,962
Estia Health Ltd.	423,682	589,624
Event Hospitality & Entertainment Ltd. *	187,769	1,911,567
Fineos Corp., Ltd. *	227,334	233,773
Firefinch Ltd. *(b)	2,051,119	258,731
G.U.D. Holdings Ltd.	260,848	1,480,665
G8 Education Ltd.	1,568,675	1,091,536
GDI Property Group Partnership	757,836	470,179
Genworth Mortgage Insurance Australia Ltd.	702,409	1,367,563
Gold Road Resources Ltd.	1,776,380	1,552,691
Goulamina Holdings Pty Ltd. *	1,508,833	594,769
GQG Partners, Inc.	1,157,372	1,277,432
GrainCorp Ltd., Class A	412,786	2,365,758
Growthpoint Properties Australia Ltd.	502,498	1,216,041
GWA Group Ltd.	448,609	618,163
Hansen Technologies Ltd.	291,947	982,708
Healius Ltd.	964,876	2,460,671
Home Consortium Ltd.	279,906	965,204
HomeCo Daily Needs REIT	3,123,670	2,762,447
Hotel Property Investments	335,422	765,729
HUB24 Ltd.	103,547	1,697,290
Humm Group Ltd. (a)	689,945	253,051
Imdex Ltd.	688,126	948,207
Imugene Ltd. *(a)	10,259,693	1,828,718
Incannex Healthcare Ltd. *(a)	2,270,655	365,812
Infomedia Ltd.	694,268	682,996
Ingenia Communities Group	699,415	2,042,601
Inghams Group Ltd.	345,070	615,063
Integral Diagnostics Ltd.	309,175	629,506
InvoCare Ltd.	258,163	1,953,899
ioneer Ltd. *	3,815,036	1,739,239
IPH Ltd.	297,979	1,952,912
IRESS Ltd.	347,965	2,695,585
Jervois Global Ltd. *	2,633,366	965,838
Johns Lyng Group Ltd.	311,200	1,514,736
Judo Capital Holdings Ltd. *	942,932	775,712
Jumbo Interactive Ltd.	93,523	909,787
Karoon Energy Ltd. *	888,673	1,303,752
Kelsian Group Ltd.	232,582	868,984
Kogan.com Ltd. *(a)	124,740	294,173
Lake Resources NL *(a)	2,327,690	1,867,025
Life360, Inc. *	312,707	1,071,881
Lifestyle Communities Ltd.	174,617	2,079,340
Link Administration Holdings Ltd.	912,863	2,690,997
Liontown Resources Ltd. *(a)	3,135,136	3,729,022

46
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Lovisa Holdings Ltd.	94,789	1,499,148
MACA Ltd.	602,472	439,871
Macmahon Holdings Ltd.	2,850,618	332,221
Mayne Pharma Group Ltd. *	3,229,982	664,294
McMillan Shakespeare Ltd.	91,983	900,482
Megaport Ltd. *	247,910	1,233,871
Mesoblast Ltd. *(a)	1,105,940	648,241
Mincor Resources NL *	926,466	1,403,656
Monadelphous Group Ltd.	164,886	1,488,705
Money3 Corp., Ltd.	342,901	543,025
Mount Gibson Iron Ltd.	1,337,865	394,384
Myer Holdings Ltd.	1,521,296	526,677
MyState Ltd.	193,134	505,779
Nanosonics Ltd. *	423,376	1,195,811
National Storage REIT	2,084,662	3,472,810
Navigator Global Investments Ltd.	311,237	277,379
nearmap Ltd. *	755,542	1,077,360
Neometals Ltd. *(a)	867,094	826,266
Netwealth Group Ltd.	150,322	1,355,150
New Century Resources Ltd. *	185,776	203,774
New Hope Corp., Ltd.	421,123	1,414,634
nib Holdings Ltd.	838,540	4,702,363
Nick Scali Ltd.	82,616	625,277
Nickel Industries Ltd.	2,450,591	1,663,202
Nine Entertainment Co. Holdings Ltd.	2,725,930	4,111,274
Novonix Ltd. *(a)	430,908	714,890
NRW Holdings Ltd.	787,491	1,322,668
OFX Group Ltd. *	397,761	719,888
Omni Bridgeway Ltd. *	461,601	1,449,343
oOh!media Ltd.	851,038	805,132
Opthea Ltd. *	635,040	496,301
Pact Group Holdings Ltd.	398,862	416,996
Paladin Energy Ltd. *	5,415,913	3,155,947
Paradigm Biopharmaceuticals Ltd. *(a)	412,370	363,270
Pendal Group Ltd.	702,169	2,503,134
Perenti Global Ltd.	1,347,077	720,321
Perseus Mining Ltd.	2,262,915	2,443,362
PEXA Group Ltd. *	99,412	982,750
Pinnacle Investment Management Group Ltd. (a)	180,709	1,277,255
PointsBet Holdings Ltd. *	414,100	823,270
PolyNovo Ltd. *	1,049,665	942,673
PPK Mining Equipment Group *(b)	78,953	1,521
Praemium Ltd.	846,335	382,935
Premier Investments Ltd.	146,469	2,136,763
Ramelius Resources Ltd.	1,552,541	862,119
Regis Healthcare Ltd.	247,234	357,627
Regis Resources Ltd.	1,305,058	1,400,178
Reliance Worldwide Corp., Ltd.	1,433,849	3,833,603
Resolute Mining Ltd. *	2,047,014	399,949
Rural Funds Group	680,476	1,217,566
Sandfire Resources Ltd.	729,587	2,310,778
Select Harvests Ltd.	225,032	765,183
Service Stream Ltd. *	1,044,047	522,495
Seven West Media Ltd. *	1,721,279	613,612
SG Fleet Group Ltd.	224,031	397,784
Sigma Healthcare Ltd.	1,887,285	886,272
Silver Lake Resources Ltd. *	1,570,739	1,437,555
SiteMinder Ltd. *	377,474	892,782
SmartGroup Corp., Ltd.	156,753	638,324
Southern Cross Media Group Ltd.	512,296	377,545
St. Barbara Ltd.	1,488,661	938,907
Starpharma Holdings Ltd. *	726,346	311,217
Steadfast Group Ltd.	1,748,175	6,040,245
Super Retail Group Ltd.	305,018	2,212,332
Superloop Ltd. *	754,847	382,939
Syrah Resources Ltd. *	1,187,200	1,517,895
Tassal Group Ltd.	402,184	1,425,458
SECURITY	NUMBER OF SHARES	VALUE ($)
Technology One Ltd.	503,418	4,096,553
Telix Pharmaceuticals Ltd. *	299,146	1,271,493
Temple & Webster Group Ltd. *	193,742	669,412
Tyro Payments Ltd. *	621,086	519,458
United Malt Grp Ltd.	510,299	1,248,913
Virgin Australia Holdings Pty. Ltd. *(b)	424,000	0
Viva Energy Group Ltd.	1,525,885	3,117,290
Vulcan Energy Resources Ltd. *(a)	182,468	1,032,000
Waypoint REIT Ltd.	1,334,973	2,406,951
Webjet Ltd. *	669,989	2,535,396
West African Resources Ltd. *	1,856,011	1,609,571
Westgold Resources Ltd.	709,654	454,881
Zip Co., Ltd. *(a)	1,083,301	709,237
		246,243,534

Austria 1.0%
Agrana Beteiligungs AG	21,780	352,604
AT&S Austria Technologie & Systemtechnik AG	45,871	2,052,588
BAWAG Group AG *	158,228	7,175,685
CA Immobilien Anlagen AG	76,570	2,444,589
DO & Co. AG *	12,066	958,504
EVN AG	64,711	1,258,456
Flughafen Wien AG *	19,779	654,340
IMMOFINANZ AG *	57,620	857,509
Lenzing AG	24,000	1,781,030
Mayr Melnhof Karton AG	15,694	2,351,383
Oesterreichische Post AG (a)	62,340	1,742,670
Palfinger AG	18,023	470,292
Porr AG	22,133	254,162
S IMMO AG	22,351	511,307
Schoeller-Bleckmann Oilfield Equipment AG	19,391	1,175,766
Strabag SE	27,341	1,051,597
UNIQA Insurance Group AG	205,190	1,361,770
Vienna Insurance Group AG Wiener Versicherung Gruppe	74,746	1,777,553
Wienerberger AG	209,141	4,908,441
		33,140,246

Belgium 1.5%
Aedifica S.A.	72,037	6,834,410
AGFA-Gevaert N.V. *	244,009	884,534
Barco N.V.	126,389	2,823,949
Befimmo S.A.	7,776	370,237
Bekaert S.A.	66,442	2,048,417
bpost S.A.	184,158	1,124,043
Cie d'Entreprises CFE *	12,587	125,809
Cofinimmo S.A.	57,862	5,888,131
Deme Group NV *	12,587	1,441,362
Econocom Group S.A. N.V.	200,431	626,800
Euronav N.V.	348,649	5,640,894
Fagron	103,779	1,335,743
Gimv N.V.	35,976	1,844,958
KBC Ancora	65,558	2,168,828
Kinepolis Group N.V. *	24,248	1,067,469
Melexis N.V.	37,116	2,806,613
Mithra Pharmaceuticals S.A. *(a)	38,156	273,946
Montea N.V.	22,171	2,002,005
Ontex Group N.V. *	148,876	857,794
Orange Belgium S.A. *	24,877	464,279
Retail Estates N.V.	18,999	1,232,236
Shurgard Self Storage S.A.	46,902	2,266,148
Tessenderlo Group S.A. *	46,903	1,525,733
Van de Velde N.V.	10,276	362,173
VGP N.V.	14,623	2,135,043

47
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Wereldhave Belgium Comm VA	4,721	246,380
Xior Student Housing N.V.	40,312	1,633,589
		50,031,523

Canada 23.2%
Aecon Group, Inc.	106,561	885,296
Air Canada *	318,333	4,300,023
Alamos Gold, Inc., Class A	714,260	5,164,968
Algonquin Power & Utilities Corp.	1,238,118	17,055,321
Allied Properties Real Estate Investment Trust	231,766	5,553,464
AltaGas Ltd.	510,325	11,035,739
ARC Resources Ltd.	1,132,876	15,683,447
Aritzia, Inc. *	159,725	5,210,333
Artis Real Estate Investment Trust	147,455	1,243,054
Atco Ltd., Class I	137,674	4,888,394
ATS Automation Tooling Systems, Inc. *	136,271	4,174,704
Aurora Cannabis, Inc. *(a)	414,883	671,619
B2Gold Corp.	1,935,753	5,956,845
Ballard Power Systems, Inc. *	457,166	3,578,155
BlackBerry Ltd. *	958,113	5,706,537
Boardwalk Real Estate Investment Trust	69,204	2,552,347
Bombardier, Inc., Class B *	152,838	3,813,948
Boralex, Inc., Class A	147,409	5,571,736
Boyd Group Services, Inc.	38,548	5,327,724
Brookfield Infrastructure Corp., Class A	177,299	8,476,398
Brookfield Renewable Corp., Class A	233,333	8,992,300
BRP, Inc.	67,415	4,689,090
CAE, Inc. *	537,250	9,837,550
Cameco Corp.	727,514	21,265,452
Canada Goose Holdings, Inc. *	89,794	1,622,271
Canadian Apartment Properties REIT	314,652	10,732,670
Canadian Western Bank	163,267	3,053,153
Canfor Corp. *	111,222	2,188,600
Canopy Growth Corp. *(a)	465,616	1,727,927
Capital Power Corp.	212,315	8,260,117
Cargojet, Inc.	30,525	3,220,788
Cascades, Inc.	177,348	1,212,022
CCL Industries, Inc., Class B	268,141	13,190,015
Celestica, Inc. *	188,285	1,948,123
Centerra Gold, Inc.	399,599	1,815,527
Chartwell Retirement Residences	431,330	3,422,052
Choice Properties Real Estate Investment Trust	475,696	4,936,399
CI Financial Corp.	320,152	3,520,303
Cogeco Communications, Inc.	18,524	1,137,382
Colliers International Group, Inc.	57,693	6,739,808
Crescent Point Energy Corp.	952,389	7,257,821
Cronos Group, Inc. *	363,200	1,117,666
Definity Financial Corp.	135,226	3,841,178
Dream Industrial Real Estate Investment Trust	448,428	4,177,475
Dream Office Real Estate Investment Trust	63,269	882,655
Dye & Durham Ltd.	71,462	796,690
ECN Capital Corp.	411,056	1,676,114
Eldorado Gold Corp. *	344,857	1,906,509
Element Fleet Management Corp.	727,973	9,194,161
Emera, Inc.	480,477	22,295,806
Empire Co., Ltd., Class A	298,432	8,525,001
Enerplus Corp.	440,130	6,802,254
Enghouse Systems Ltd.	81,170	1,987,103
Equinox Gold Corp. *	462,941	1,629,626
Finning International, Inc.	285,846	6,177,033
First Capital Real Estate Investment Trust	403,624	4,660,045
SECURITY	NUMBER OF SHARES	VALUE ($)
First Majestic Silver Corp.	411,593	3,014,032
First National Financial Corp.	33,690	956,728
First Quantum Minerals Ltd.	1,015,647	18,023,546
FirstService Corp.	69,152	8,675,154
GFL Environmental, Inc.	250,407	7,074,724
Gibson Energy, Inc.	273,081	5,169,272
Gildan Activewear, Inc.	346,980	10,290,702
Granite Real Estate Investment Trust	112,191	6,390,843
H&R Real Estate Investment Trust	511,950	4,956,877
Home Capital Group, Inc.	76,948	1,641,667
Hudbay Minerals, Inc.	390,118	1,727,768
iA Financial Corp., Inc.	196,338	10,577,005
IAMGOLD Corp. *	911,905	1,093,228
Innergex Renewable Energy, Inc.	283,378	4,295,245
Ivanhoe Mines Ltd., Class A *	1,030,548	6,641,589
Keyera Corp.	401,210	9,913,833
Kinaxis, Inc. *	49,440	5,717,161
Kinross Gold Corp.	2,371,289	7,804,105
Laurentian Bank of Canada	79,450	2,182,812
Lightspeed Commerce, Inc. *	234,771	4,505,036
Linamar Corp.	82,698	3,920,830
Lithium Americas Corp. *	170,132	4,888,567
Lundin Mining Corp.	1,264,797	6,596,337
Maple Leaf Foods, Inc.	137,853	2,438,954
Martinrea International, Inc.	144,966	1,145,692
MEG Energy Corp. *	558,687	7,832,539
Methanex Corp.	104,968	3,804,850
Mullen Group Ltd.	160,324	1,721,255
NFI Group, Inc. (a)	128,535	1,295,557
Northland Power, Inc.	421,613	14,474,435
Novagold Resources, Inc. *	439,180	1,945,055
Nuvei Corp. *	120,726	3,704,931
OceanaGold Corp. *	1,295,749	1,919,482
Onex Corp.	134,616	6,676,320
Open Text Corp.	490,476	15,494,038
Osisko Gold Royalties Ltd.	297,588	2,888,167
Pan American Silver Corp.	379,242	5,658,513
Paramount Resources Ltd, Class A	134,936	3,084,899
Parex Resources, Inc.	203,582	3,266,080
Parkland Corp.	282,018	6,942,777
PrairieSky Royalty Ltd.	384,877	5,260,613
Premium Brands Holdings Corp.	67,970	5,065,052
Primaris Real Estate Investment Trust	187,389	1,908,804
Primo Water Corp.	282,157	3,716,561
Quebecor, Inc., Class B	295,104	6,392,868
RioCan Real Estate Investment Trust	565,900	8,698,509
Ritchie Bros. Auctioneers, Inc.	202,005	14,033,609
Russel Metals, Inc.	121,896	2,643,438
SmartCentres Real Estate Investment Trust	238,019	5,083,530
SNC-Lavalin Group, Inc.	321,135	6,230,941
SSR Mining, Inc.	386,266	5,229,456
Stantec, Inc.	202,443	9,635,211
Stelco Holdings, Inc.	101,052	2,743,127
Stella-Jones, Inc.	114,769	3,504,591
Summit Industrial Income REIT	323,236	4,546,432
Superior Plus Corp.	269,882	2,270,999
TFI International, Inc.	158,323	15,840,763
The Descartes Systems Group, Inc. *	154,308	10,901,478
The North West Co., Inc.	84,910	2,207,686
TMX Group Ltd.	101,686	10,241,588
Torex Gold Resources, Inc. *	151,078	1,124,779
Toromont Industries Ltd.	148,242	11,507,546
Tourmaline Oil Corp.	516,567	30,628,763
TransAlta Corp.	431,802	4,065,454
TransAlta Renewables, Inc.	196,313	2,605,315
Transcontinental, Inc., Class A	128,894	1,629,875
Tricon Residential, Inc.	443,690	4,644,922

48
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Turquoise Hill Resources Ltd. *	181,761	5,013,139
Vermilion Energy, Inc.	290,017	7,768,629
West Fraser Timber Co., Ltd.	175,443	15,741,106
Westshore Terminals Investment Corp.	72,587	1,694,953
Whitecap Resources, Inc.	545,048	3,982,979
Winpak Ltd.	56,970	1,889,285
WSP Global, Inc.	214,140	25,591,823
Yamana Gold, Inc.	1,752,752	7,762,646
		785,445,813

Denmark 1.8%
ALK-Abello A/S *	239,584	4,473,392
Alm Brand A/S	1,542,599	2,267,086
Bavarian Nordic A/S *	127,966	4,844,379
Chemometec A/S	28,505	3,063,894
D/S Norden A/S	43,524	2,032,528
Dfds A/S	53,717	1,866,510
FLSmidth & Co. A/S	106,640	2,967,229
ISS A/S *	338,187	5,955,526
Jyske Bank A/S *	100,188	5,044,416
Netcompany Group A/S *	59,152	2,418,448
Nilfisk Holding A/S *	49,672	1,116,164
NKT A/S *	78,223	4,006,175
NTG Nordic Transport Group A/S *	27,525	1,069,918
Ringkjoebing Landbobank A/S	50,003	5,354,350
Scandinavian Tobacco Group A/S, Class A	108,365	1,629,218
Schouw & Co. A/S	23,090	1,688,911
Spar Nord Bank A/S	147,536	1,673,576
Sydbank A/S	105,927	3,070,555
The Drilling Co. of 1972 A/S *	40,211	1,910,434
Topdanmark A/S	79,201	4,159,062
Zealand Pharma A/S *	79,585	1,422,487
		62,034,258

Finland 0.9%
Cargotec Oyj, B Shares	88,868	3,034,706
Citycon Oyj *	127,148	902,647
Finnair Oyj *(a)	1,081,212	444,452
F-Secure Oyj *	196,373	494,348
Kemira Oyj	160,994	1,942,649
Konecranes Oyj	133,405	3,148,391
Metsa Board Oyj, B Shares	314,966	2,717,406
Oriola Oyj, B Shares	237,665	451,680
Outokumpu Oyj	603,999	2,437,299
QT Group Oyj *	35,056	1,787,908
Raisio Oyj, V Shares	201,114	438,839
Revenio Group Oyj	42,085	1,911,106
Sanoma Oyj	137,131	1,875,332
Terveystalo Oyj	134,357	1,195,658
TietoEVRY Oyj	160,871	4,128,212
Tokmanni Group Corp.	85,266	1,021,154
Uponor Oyj	98,435	1,479,770
WithSecure Oyj *	196,373	330,276
YIT Oyj	296,033	971,614
		30,713,447

France 3.1%
Air France-KLM *	2,083,716	3,066,442
AKWEL	14,484	262,159
Albioma S.A.	8,772	441,034
Altarea S.C.A.	6,985	917,304
Alten S.A.	52,288	6,472,374
Beneteau S.A.	67,479	723,318
Bonduelle S.C.A.	24,115	311,840
SECURITY	NUMBER OF SHARES	VALUE ($)
Carmila S.A.	105,169	1,679,352
Casino Guichard Perrachon S.A. *(a)	71,237	925,490
CGG S.A. *	1,308,063	1,245,084
Coface S.A. *	192,166	1,932,325
Derichebourg S.A.	176,656	1,000,981
Elior Group S.A. *	218,803	704,935
Elis S.A.	414,809	5,326,508
Equasens	6,077	471,748
Eramet S.A.	17,769	1,516,067
Etablissements Maurel et Prom S.A.	97,036	491,776
Eutelsat Communications S.A. *	332,327	3,012,554
Fnac Darty S.A.	30,200	1,020,351
Gaztransport Et Technigaz S.A.	52,369	6,687,773
GL Events *	23,900	404,229
ID Logistics Group *	4,301	1,206,638
Imerys S.A.	70,888	2,060,033
Interparfums S.A.	32,003	1,504,443
IPSOS	70,695	3,223,810
Jacquet Metals SACA	23,572	374,504
Korian S.A.	118,728	1,519,795
Lagardere S.A.	67,756	1,090,112
LISI	30,152	639,738
Maisons du Monde S.A.	80,890	776,787
Manitou BF S.A.	21,577	355,827
Mercialys S.A.	117,488	928,581
Mersen S.A.	25,040	742,779
Metropole Television S.A.	116,426	1,442,329
Nexans S.A.	53,460	4,897,234
Nexity S.A.	77,982	1,753,354
OVH Groupe SAS *(a)	40,037	512,701
PEUGEOT INVEST	9,328	819,792
Quadient S.A.	61,780	1,048,634
Rothschild & Co.	49,583	1,769,965
Rubis S.C.A.	169,231	4,010,911
SES S.A.	684,736	4,816,998
SES-imagotag S.A. *	9,268	927,284
SMCP S.A. *	75,222	414,126
Societe BIC S.A.	46,234	2,636,016
Solutions 30 SE *	149,815	439,888
Sopra Steria Group S.A.	26,516	3,679,515
SPIE S.A.	230,898	5,052,224
Technip Energies N.V.	253,357	3,178,169
Television Francaise 1	193,784	1,232,486
Trigano S.A.	14,434	1,256,196
Vallourec S.A. *	278,409	2,911,522
Valneva SE *(a)	160,575	1,480,321
Verallia S.A.	129,601	2,984,333
Vetoquinol S.A.	6,961	809,157
Vicat S.A.	28,166	715,138
Vilmorin & Cie S.A.	11,339	488,002
Virbac S.A.	7,855	2,922,479
Voltalia S.A. *	50,053	1,074,562
X-Fab Silicon Foundries SE *	95,839	598,463
		106,908,490

Germany 3.7%
Aareal Bank AG, Tender Shares *	111,225	3,556,584
About You Holding SE *(a)	59,049	430,481
Adesso SE	6,782	823,812
ADLER Group S.A. *(a)	175,552	493,567
AIXTRON SE	194,835	4,580,522
Atoss Software AG	7,047	936,784
Aurubis AG	64,015	3,889,251
Basler AG	20,940	516,930
BayWa AG	25,818	1,118,931
Befesa S.A.	72,762	3,002,725
Bertrandt AG	7,975	272,655

49
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Bilfinger SE	51,332	1,527,860
CANCOM SE	64,973	1,824,113
CECONOMY AG	319,524	464,275
CompuGroup Medical SE & Co. KgaA	43,529	1,642,272
CropEnergies AG	38,386	629,936
Dermapharm Holding SE	30,541	1,420,053
Deutsche Beteiligungs AG	25,868	724,422
Deutsche Euroshop AG	17,538	419,721
Deutsche Pfandbriefbank AG	226,797	1,963,559
Deutz AG	210,213	793,096
DIC Asset AG	92,151	945,157
Duerr AG	91,842	2,028,043
Eckert & Ziegler Strahlen- und Medizintechnik AG	25,246	999,197
ElringKlinger AG	49,521	348,571
Encavis AG	198,807	4,268,085
flatexDEGIRO AG *	151,560	1,464,575
Freenet AG	215,854	4,710,026
Gerresheimer AG	56,970	2,987,473
GFT Technologies SE	30,179	1,007,503
Global Fashion Group S.A. *	191,969	270,634
Grand City Properties S.A.	172,696	2,052,595
GRENKE AG (a)	48,791	1,175,520
Hamburger Hafen und Logistik AG	46,052	564,026
Hensoldt AG	97,240	2,170,708
Hornbach Holding AG & Co. KGaA	15,055	1,063,483
Hugo Boss AG	102,884	5,627,950
Hypoport SE *	7,385	1,448,067
Indus Holding AG	35,818	801,373
Instone Real Estate Group AG	83,860	743,750
Jenoptik AG	91,893	1,949,703
K+S AG	350,436	7,999,044
Kloeckner & Co. SE	137,061	1,240,395
Koenig & Bauer AG *	24,267	284,036
Kontron AG (a)	85,786	1,308,596
Krones AG	25,978	2,145,936
KWS Saat SE & Co. KGaA	17,769	1,082,777
MorphoSys AG *	64,557	1,128,227
Nagarro SE *	14,295	1,443,183
New Work SE	5,146	615,773
Nordex SE *	235,158	2,271,464
Norma Group SE	57,519	905,746
PATRIZIA SE	78,240	991,295
Pfeiffer Vacuum Technology AG	12,052	1,597,269
ProSiebenSat.1 Media SE	306,428	2,373,206
Salzgitter AG	68,239	1,683,878
Secunet Security Networks AG	2,441	533,864
SGL Carbon SE *	93,569	638,859
Shop Apotheke Europe N.V. *	13,538	756,890
Siltronic AG	37,813	2,596,961
SMA Solar Technology AG *	16,324	825,654
Software AG	90,170	2,453,541
Stabilus SE	43,979	2,255,376
STRATEC SE	13,421	1,147,116
Stroeer SE & Co. KGaA	44,607	1,900,039
Suedzucker AG	142,652	1,959,441
Synlab AG	142,466	2,091,547
TAG Immobilien AG	297,060	2,746,625
Takkt AG	60,604	614,279
Teamviewer AG *	288,453	2,897,638
VERBIO Vereinigte BioEnergie AG	35,826	2,303,787
Vitesco Technologies Group AG, Class A *	39,759	1,946,209
Vossloh AG	15,877	543,612
Wacker Neuson SE	44,178	732,982
Washtec AG	19,104	768,401
Wuestenrot & Wuerttembergische AG	37,786	616,290
SECURITY	NUMBER OF SHARES	VALUE ($)
Zeal Network SE	28,357	839,748
		125,897,672

Hong Kong 1.1%
Antengene Corp., Ltd. *	539,173	285,769
Apollo Future Mobility Group Ltd. *	8,382,616	352,442
Asia Cement China Holdings Corp.	803,817	402,479
AsiaInfo Technologies Ltd.	672,610	968,358
Beijing Tong Ren Tang Chinese Medicine Co., Ltd.	406,525	508,101
Canvest Environmental Protection Group Co., Ltd.	1,287,270	772,475
China Animal Healthcare Ltd. *(b)	192,752	0
China Tobacco International HK Co., Ltd.	315,300	465,989
Chow Sang Sang Holdings International Ltd.	446,809	504,370
CITIC Resources Holdings Ltd.	4,287,735	270,413
CITIC Telecom International Holdings Ltd.	2,790,941	963,638
C-Mer Eye Care Holdings Ltd. *	779,390	400,179
Cosmopolitan International Holdings Ltd. *	3,650,520	479,056
Cowell e Holdings, Inc. *	550,378	1,120,552
Crystal International Group Ltd.	1,035,010	348,131
Dynam Japan Holdings Co., Ltd.	474,409	374,747
EC Healthcare	731,319	515,259
Esprit Holdings Ltd. *	5,008,374	625,341
Everest Medicines Ltd. *	185,873	283,231
Far East Consortium International Ltd.	1,797,004	570,089
Fortune Real Estate Investment Trust	2,469,618	2,010,595
Frontage Holdings Corp. *	1,104,496	363,060
Giordano International Ltd.	2,114,329	492,967
HKBN Ltd.	1,425,012	1,361,676
Hong Kong Technology Venture Co., Ltd.	982,767	745,009
Hua Medicine *	1,572,839	793,548
IGG, Inc. *	1,498,762	647,331
Jacobio Pharmaceuticals Group Co., Ltd. *	695,342	481,052
Jinchuan Group International Resources Co., Ltd. (a)	8,824,277	955,635
JW Cayman Therapeutics Co., Ltd. *	359,087	280,449
K Wah International Holdings Ltd.	2,286,621	862,343
LK Technology Holdings Ltd.	673,288	991,637
Luk Fook Holdings International Ltd.	617,887	1,586,274
MH Development NPV *(b)	459,925	10,723
OCI International Holdings Ltd. *(a)	1,777,448	758,640
Pacific Basin Shipping Ltd.	7,950,705	2,836,336
Pacific Textiles Holdings Ltd.	878,147	330,053
Pou Sheng International Holdings Ltd.	3,765,809	379,035
Powerlong Real Estate Holdings Ltd. (a)	2,599,161	327,840
Prosperity REIT	2,063,997	594,308
Realord Group Holdings Ltd. *	705,566	888,155
Road King Infrastructure Ltd.	481,500	252,134
Sa Sa International Holdings Ltd. *	2,067,429	337,159
Singamas Container Holdings Ltd.	2,506,798	233,150
SmarTone Telecommunications Holdings Ltd.	635,776	340,210
Stella International Holdings Ltd.	797,000	929,123
Sun Hung Kai & Co., Ltd.	867,699	400,195
SUNeVision Holdings Ltd.	1,104,391	724,643
Sunlight Real Estate Investment Trust	1,976,252	926,583
Superb Summit International Group Ltd. *(b)	1,120,000	0
Television Broadcasts Ltd. *	551,100	279,452
Texhong Textile Group Ltd.	545,429	513,543

50
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
The United Laboratories International Holdings Ltd.	884,255	429,236
Theme International Holdings Ltd. *	9,331,875	1,105,722
Truly International Holdings Ltd.	2,815,572	620,593
Value Partners Group Ltd.	1,731,293	509,538
Vesync Co., Ltd.	710,915	452,878
Vobile Group Ltd. *	2,661,930	1,281,983
VSTECS Holdings Ltd.	1,116,414	739,644
Xiabuxiabu Catering Management China Holdings Co., Ltd. *	917,064	433,478
		38,416,549

Ireland 0.3%
Bank of Ireland Group plc	1,661,616	10,295,700
Dalata Hotel Group plc *	405,421	1,424,810
		11,720,510

Israel 1.1%
Allot Ltd. *	61,959	278,549
AudioCodes Ltd.	48,384	1,083,038
Cellcom Israel Ltd. *	169,562	1,064,844
Clal Insurance Enterprises Holdings Ltd. *	116,537	2,525,561
Compugen Ltd. *	152,989	181,207
Danel Adir Yeoshua Ltd.	8,093	992,633
Delek Automotive Systems Ltd.	93,236	1,442,916
Delek Group Ltd. *	14,169	2,467,952
Delta Galil Industries Ltd.	17,447	928,353
Equital Ltd. *	32,921	1,230,164
FIBI Holdings Ltd.	31,434	1,661,260
Formula Systems 1985 Ltd.	13,736	1,373,827
Gilat Satellite Networks Ltd. *	48,916	319,102
Hilan Ltd. *	25,315	1,550,962
IDI Insurance Co., Ltd.	14,591	477,236
Isracard Ltd.	332,447	1,112,337
Israel Canada T.R Ltd.	244,123	1,015,696
Matrix IT Ltd.	58,362	1,537,804
Mega Or Holdings Ltd.	36,455	1,271,259
Menora Mivtachim Holdings Ltd. *	41,992	970,381
Migdal Insurance & Financial Holding Ltd.	584,244	969,510
Naphtha Israel Petroleum Corp., Ltd. *	59,219	358,186
Oil Refineries Ltd.	2,687,763	1,161,092
One Software Technologies Ltd.	76,452	1,418,055
Partner Communications Co., Ltd. *	194,227	1,686,849
Perion Network Ltd. *	72,862	1,490,775
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	13,736	1,067,018
Reit 1 Ltd.	342,180	2,185,911
Sella Capital Real Estate Ltd.	375,220	1,203,565
Summit Real Estate Holdings Ltd.	71,200	1,348,251
		36,374,293

Italy 2.2%
ACEA S.p.A.	77,208	927,756
Anima Holding S.p.A.	424,657	1,451,847
Arnoldo Mondadori Editore S.p.A.	232,427	380,491
Autogrill S.p.A. *	351,676	2,316,969
Azimut Holding S.p.A.	194,571	3,117,695
Banca Generali S.p.A.	100,670	2,676,486
Banca IFIS S.p.A.	42,798	514,274
Banca Monte dei Paschi di Siena S.p.A. *(a)	501,723	160,030
Banca Popolare di Sondrio S.p.A.	689,097	2,218,734
SECURITY	NUMBER OF SHARES	VALUE ($)
Banco BPM S.p.A.	2,487,005	6,209,504
BFF Bank S.p.A.	336,983	2,139,858
Biesse S.p.A.	23,554	300,796
BPER Banca	1,900,356	2,875,908
Brembo S.p.A.	265,304	2,446,339
Brunello Cucinelli S.p.A.	60,459	3,149,156
Carel Industries S.p.A.	82,052	1,765,657
Cementir Holding N.V.	77,506	450,471
CIR SpA-Compagnie Industriali *	1,294,506	544,106
Credito Emiliano S.p.A.	136,156	789,980
Danieli & C Officine Meccaniche S.p.A.	26,499	490,288
Datalogic S.p.A.	35,859	308,837
doValue S.p.A.	107,617	618,985
El.En. S.p.A.	91,396	1,244,370
Enav S.p.A. *	457,974	1,901,008
ERG S.p.A.	119,544	3,803,363
Fincantieri S.p.A. *(a)	881,101	443,438
Gruppo MutuiOnline S.p.A.	31,644	782,762
GVS S.p.A. *	126,196	1,143,971
Immobiliare Grande Distribuzione SIIQ S.p.A.	125,184	426,099
Intercos S.p.A. *	69,723	866,559
Iren S.p.A.	1,167,744	1,767,208
Italmobiliare S.p.A.	24,269	674,762
Iveco Group N.V. *	359,415	1,827,287
Juventus Football Club S.p.A. *	988,255	359,137
Maire Tecnimont S.p.A. (a)	297,415	759,028
MARR S.p.A.	60,955	718,357
MFE-MediaForEurope N.V., Class A *	1,302,223	553,897
MFE-MediaForEurope N.V., Class B *	508,885	296,791
Piaggio & C S.p.A.	288,926	709,473
RAI Way S.p.A.	168,147	814,966
Saipem S.p.A. *(a)	2,278,269	1,605,013
Salvatore Ferragamo S.p.A.	128,773	2,079,572
Sanlorenzo S.p.A	24,800	780,548
Saras S.p.A. *	983,426	1,196,549
Sesa S.p.A.	12,995	1,596,802
SOL S.p.A.	68,258	1,223,108
Tamburi Investment Partners S.p.A.	187,261	1,453,678
Technogym S.p.A.	253,358	1,745,134
Tinexta S.p.A.	35,991	801,263
Tod's S.p.A. *	15,806	642,742
Unipol Gruppo S.p.A.	870,639	3,662,970
Webuild S.p.A. (a)	573,684	810,499
Zignago Vetro S.p.A.	55,706	636,332
		73,180,853

Japan 17.4%
Adastria Co., Ltd.	47,891	698,198
ADEKA Corp.	184,616	3,149,626
Aeon Delight Co., Ltd.	33,048	679,674
Aeon Hokkaido Corp.	95,980	803,843
Ai Holdings Corp.	64,624	998,088
Aichi Corp.	41,846	251,755
Aichi Steel Corp.	20,649	308,339
Aida Engineering Ltd.	100,457	624,663
Aiful Corp.	530,458	1,507,668
Aiphone Co., Ltd.	21,867	330,943
Airtrip Corp.	20,570	392,036
Aisan Industry Co., Ltd.	63,046	333,365
Alconix Corp.	48,301	495,118
Alpen Co., Ltd.	27,487	417,188
Alpha Systems, Inc.	12,117	405,575
Amuse, Inc.	18,995	265,690
Anest Iwata Corp.	61,376	423,710
Anicom Holdings, Inc.	147,674	688,169
AOKI Holdings, Inc.	73,285	373,231

51
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Aoyama Trading Co., Ltd.	79,458	531,917
Arata Corp.	22,837	680,374
Arcland Sakamoto Co., Ltd.	49,674	536,067
Arcland Service Holdings Co., Ltd.	22,609	338,585
Arcs Co., Ltd.	63,278	929,827
Argo Graphics, Inc.	26,412	740,203
ARTERIA Networks Corp.	44,534	419,238
Aruhi Corp.	61,175	466,452
Asahi Diamond Industrial Co., Ltd.	86,267	484,775
Asahi Holdings, Inc.	141,728	2,128,604
ASAHI YUKIZAI Corp.	21,048	350,281
ASKA Pharmaceutical Holdings Co., Ltd.	38,118	326,117
Atom Corp. (a)	210,740	1,200,971
Atrae, Inc. *	32,376	380,221
Autobacs Seven Co., Ltd.	106,903	1,101,997
Avex, Inc.	60,965	691,340
Axial Retailing, Inc.	24,994	627,442
Bando Chemical Industries Ltd.	74,876	546,615
Bank of the Ryukyus Ltd.	72,067	403,939
Base Co., Ltd.	15,215	746,344
Belc Co., Ltd.	17,028	685,419
Bell System24 Holdings, Inc.	58,616	630,030
Belluna Co., Ltd.	86,992	464,376
BeNext-Yumeshin Group Co.	102,965	1,225,553
BML, Inc.	37,069	955,972
Broadleaf Co., Ltd.	153,285	570,569
BRONCO BILLY Co., Ltd.	16,475	283,210
Bunka Shutter Co., Ltd.	91,216	703,408
Canon Electronics, Inc.	35,569	417,719
Carta Holdings, Inc.	36,136	457,744
Cawachi Ltd.	22,029	336,414
Central Glass Co., Ltd.	72,086	1,752,424
Change, Inc. *	58,140	791,417
Chilled & Frozen Logistics Holdings Co., Ltd.	38,540	344,184
Chiyoda Corp. *	279,144	803,451
Chiyoda Integre Co., Ltd.	20,060	313,291
Chofu Seisakusho Co., Ltd.	32,558	467,614
Chori Co., Ltd.	20,973	308,638
Chubu Shiryo Co., Ltd.	48,283	374,770
Chudenko Corp.	46,763	717,848
Chugoku Marine Paints Ltd.	81,880	522,733
CI Takiron Corp.	76,438	302,168
Citizen Watch Co., Ltd.	461,522	1,987,583
CKD Corp.	107,450	1,434,734
CMK Corp.	84,378	287,296
COLOPL, Inc.	90,870	462,134
Colowide Co., Ltd.	130,003	1,758,381
Comforia Residential REIT, Inc.	1,201	2,958,640
Computer Engineering & Consulting Ltd.	45,748	426,706
Comture Corp.	41,128	725,396
CONEXIO Corp.	29,910	284,806
CRE Logistics REIT, Inc.	947	1,461,915
Create Restaurants Holdings, Inc.	179,256	1,180,600
Create SD Holdings Co., Ltd.	39,228	885,725
CTS Co., Ltd.	45,574	254,458
Curves Holdings Co., Ltd.	111,702	668,802
Cybozu, Inc.	44,445	436,355
Dai-Dan Co., Ltd.	21,243	341,114
Daido Metal Co., Ltd.	72,897	278,179
Daihen Corp.	34,188	1,023,482
Daiho Corp.	28,909	845,634
Daiichi Jitsugyo Co., Ltd.	16,235	448,549
Daiken Corp.	28,611	402,670
Daiki Aluminium Industry Co., Ltd.	49,422	482,722
Daikokutenbussan Co., Ltd.	9,337	398,738
Daikyonishikawa Corp.	106,212	448,983
SECURITY	NUMBER OF SHARES	VALUE ($)
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	22,566	292,524
Daiseki Co., Ltd.	81,391	2,465,949
Daishi Hokuetsu Financial Group, Inc.	76,097	1,439,873
Daito Pharmaceutical Co., Ltd.	22,821	437,900
Daiwa Industries Ltd.	47,659	385,054
Daiwa Securities Living Investments Corp.	3,768	3,378,629
Daiwabo Holdings Co., Ltd.	165,210	2,347,799
DCM Holdings Co., Ltd.	181,236	1,350,527
Denyo Co., Ltd.	23,887	282,078
Dexerials Corp.	85,707	2,420,508
Digital Arts, Inc.	17,819	843,229
Digital Garage, Inc.	58,258	1,643,201
Dip Corp.	36,120	945,829
Direct Marketing MiX, Inc. *	38,902	520,284
DKK Co., Ltd.	20,863	380,011
Doshisha Co., Ltd.	36,358	399,709
Doutor Nichires Holdings Co., Ltd.	46,295	538,675
DTS Corp.	69,303	1,799,753
Duskin Co., Ltd.	74,508	1,542,564
DyDo Group Holdings, Inc.	14,435	484,204
Eagle Industry Co., Ltd.	49,016	414,050
Earth Corp.	26,702	1,051,707
EDION Corp.	147,209	1,273,245
eGuarantee, Inc.	60,141	996,963
Eiken Chemical Co., Ltd.	56,905	784,047
Eizo Corp.	35,045	960,656
Elan Corp.	58,624	481,679
Elecom Co., Ltd.	77,087	945,897
Elematec Corp.	30,480	299,468
EM Systems Co., Ltd.	66,387	490,869
en-japan, Inc.	56,695	980,328
Enplas Corp.	13,470	411,509
eRex Co., Ltd.	64,474	1,310,642
ES-Con Japan Ltd.	69,768	405,145
ESPEC Corp.	33,864	447,041
euglena Co., Ltd. *	150,131	1,060,258
Exedy Corp.	51,118	662,644
FCC Co., Ltd.	60,284	628,389
FIDEA Holdings Co., Ltd.	33,292	317,730
Financial Products Group Co., Ltd.	103,676	939,348
Frontier Real Estate Investment Corp.	893	3,433,500
Fuji Co., Ltd.	58,040	839,460
Fuji Corp.	148,729	2,189,763
Fuji Seal International, Inc.	71,894	805,420
Fuji Soft, Inc.	37,252	2,195,483
Fujibo Holdings, Inc.	18,212	475,581
Fujicco Co., Ltd.	39,050	548,742
Fujikura Ltd.	487,068	3,492,484
Fujimi, Inc.	34,874	1,690,556
Fujimori Kogyo Co., Ltd.	27,463	700,319
Fujio Food Group., Inc.	47,725	450,655
Fujitec Co., Ltd.	142,416	2,894,037
Fujiya Co., Ltd.	20,170	346,291
Fukuda Corp.	9,040	320,517
Fukui Computer Holdings, Inc.	12,840	329,741
Fukuoka REIT Corp.	1,337	1,642,497
Fukushima Galilei Co., Ltd.	20,560	540,604
FULLCAST Holdings Co., Ltd.	33,922	600,013
Funai Soken Holdings, Inc.	55,622	960,972
Furukawa Co., Ltd.	56,402	514,687
Furuno Electric Co., Ltd.	44,276	359,318
Fuso Chemical Co., Ltd.	33,155	846,663
Futaba Corp.	68,851	329,293
Futaba Industrial Co., Ltd.	105,972	275,967
Future Corp.	67,852	839,431
G-7 Holdings, Inc.	31,109	337,066

52
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Gakken Holdings Co., Ltd.	66,640	472,068
Genky DrugStores Co., Ltd.	15,173	403,336
Geo Holdings Corp.	48,778	580,938
giftee, Inc. *(a)	36,443	542,603
Giken Ltd.	23,751	557,688
Global One Real Estate Investment Corp.	1,718	1,385,554
GLOBERIDE, Inc.	35,438	702,497
Glory Ltd.	96,760	1,539,784
GMO GlobalSign Holdings KK	9,403	346,614
Goldcrest Co., Ltd.	27,820	348,992
Gree, Inc.	126,279	778,853
gremz, Inc.	28,267	373,971
G-Tekt Corp.	34,394	346,607
Gunze Ltd.	27,978	795,191
H.I.S. Co., Ltd. *(a)	74,580	1,119,036
H2O Retailing Corp.	157,320	1,114,433
Hakuto Co., Ltd.	21,012	503,985
Halows Co., Ltd.	15,426	340,513
Hamakyorex Co., Ltd.	28,526	654,375
Hankyu Hanshin REIT, Inc.	1,190	1,335,719
Hanwa Co., Ltd.	67,505	1,682,451
Happinet Corp.	28,517	332,433
Hazama Ando Corp.	302,357	1,886,664
Heiwa Real Estate Co., Ltd.	59,998	1,703,099
Heiwa Real Estate REIT, Inc.	1,660	1,892,011
Heiwado Co., Ltd.	54,197	778,795
Hibiya Engineering Ltd.	29,517	397,109
Hiday Hidaka Corp.	46,222	700,540
HI-LEX Corp.	48,894	379,513
Hioki EE Corp.	15,755	773,970
Hirata Corp.	16,339	538,642
Hitachi Zosen Corp.	294,149	1,875,764
Hodogaya Chemical Co., Ltd.	11,014	259,013
Hogy Medical Co., Ltd.	33,293	838,179
Hokkaido Electric Power Co., Inc.	318,870	1,175,420
Hokkoku Financial Holdings, Inc.	41,226	1,464,657
Hokuetsu Corp.	249,950	1,355,906
Hokuhoku Financial Group, Inc.	223,391	1,334,303
Hokuriku Electric Power Co.	314,514	1,157,094
Hokuto Corp.	36,322	504,643
Hoosiers Holdings Co., Ltd.	48,715	284,295
Hoshino Resorts REIT, Inc.	436	2,041,219
Hosiden Corp.	99,325	1,136,371
Hosokawa Micron Corp.	23,229	441,372
Hulic REIT, Inc.	2,337	2,798,500
Ichibanya Co., Ltd. (a)	29,634	973,727
Ichigo Office REIT Investment Corp.	2,226	1,387,386
Ichigo, Inc.	345,478	760,114
Ichikoh Industries Ltd.	105,984	290,524
Ichiyoshi Securities Co., Ltd.	68,377	313,708
Icom, Inc.	16,667	319,814
Idec Corp.	45,939	971,637
IDOM, Inc.	97,502	581,671
Iino Kaiun Kaisha Ltd.	148,623	882,357
I'll, Inc.	32,544	416,704
Inaba Denki Sangyo Co., Ltd.	93,642	1,861,019
Inabata & Co., Ltd.	72,765	1,281,819
Inageya Co., Ltd.	43,287	384,392
Ines Corp.	33,554	377,112
Infocom Corp.	37,432	548,418
Infomart Corp.	393,103	1,202,349
Insource Co., Ltd.	37,154	757,955
Intage Holdings, Inc.	54,713	634,256
Inui Global Logistics Co., Ltd.	20,933	324,207
Invincible Investment Corp.	8,913	2,758,288
IR Japan Holdings Ltd.	15,409	287,561
Iriso Electronics Co., Ltd.	36,372	1,096,736
Ishihara Sangyo Kaisha Ltd.	60,511	492,382
SECURITY	NUMBER OF SHARES	VALUE ($)
Itochu Advance Logistics Investment Corp.	1,068	1,224,974
Itochu Enex Co., Ltd.	82,117	646,273
Itochu-Shokuhin Co., Ltd.	8,956	328,844
J Trust Co., Ltd. (a)	151,473	676,370
JAC Recruitment Co., Ltd.	28,337	404,332
Jaccs Co., Ltd.	46,756	1,296,857
JAFCO Group Co., Ltd.	127,318	1,859,830
Japan Display, Inc. *	1,901,573	864,195
Japan Elevator Service Holdings Co., Ltd.	125,694	1,703,726
Japan Excellent, Inc.	2,228	2,111,879
Japan Lifeline Co., Ltd.	119,254	874,028
Japan Material Co., Ltd.	101,935	1,428,009
Japan Petroleum Exploration Co., Ltd.	55,440	1,573,716
Japan Pulp & Paper Co., Ltd.	16,864	531,619
Japan Securities Finance Co., Ltd.	149,740	900,870
Japan Transcity Corp.	86,962	320,560
JCU Corp.	36,094	860,528
JDC Corp.	74,931	327,021
JINS Holdings, Inc. (a)	25,639	788,821
JM Holdings Co., Ltd.	26,426	304,245
J-Oil Mills, Inc.	31,534	364,191
Joshin Denki Co., Ltd.	34,428	477,087
Joyful Honda Co., Ltd.	103,172	1,295,744
Juroku Financial Group, Inc.	63,886	1,136,468
JVCKenwood Corp.	282,301	417,469
K&O Energy Group, Inc.	25,399	308,361
Kaga Electronics Co., Ltd.	32,841	981,973
Kameda Seika Co., Ltd.	25,021	819,443
Kamei Corp.	39,114	310,090
Kanagawa Chuo Kotsu Co., Ltd.	11,466	308,931
Kanamoto Co., Ltd.	49,177	762,709
Kanematsu Corp.	152,190	1,658,857
Kanematsu Electronics Ltd.	22,021	675,920
Kanto Denka Kogyo Co., Ltd.	80,734	586,468
Kappa Create Co., Ltd. *	38,176	390,228
Katakura Industries Co., Ltd.	35,739	524,129
Kato Sangyo Co., Ltd.	35,725	883,944
KeePer Technical Laboratory Co., Ltd.	20,518	612,025
Keihanshin Building Co., Ltd.	60,643	550,763
Keiyo Co., Ltd.	69,187	455,673
Kenedix Residential Next Investment Corp.	1,874	3,056,530
Kenedix Retail REIT Corp.	1,082	2,225,271
Key Coffee, Inc.	28,858	451,111
KFC Holdings Japan Ltd.	26,156	527,743
KH Neochem Co., Ltd.	63,315	1,177,465
Kintetsu Department Store Co., Ltd. *	15,662	258,049
Kisoji Co., Ltd. (a)	41,242	647,377
Kissei Pharmaceutical Co., Ltd.	53,087	952,024
Ki-Star Real Estate Co., Ltd.	13,584	482,116
Kitz Corp.	142,247	837,320
KNT-CT Holdings Co. Ltd *	19,830	247,759
Koa Corp.	49,937	855,188
Kohnan Shoji Co., Ltd.	44,675	1,113,451
Komatsu Matere Co., Ltd.	56,029	371,438
KOMEDA Holdings Co., Ltd.	57,160	947,959
Komeri Co., Ltd.	49,432	933,904
Komori Corp.	79,410	442,233
Konishi Co., Ltd.	44,102	520,157
Konoike Transport Co., Ltd.	52,088	498,241
Koshidaka Holdings Co., Ltd.	87,201	549,154
Kumagai Gumi Co., Ltd.	61,376	1,180,810
Kumiai Chemical Industry Co., Ltd.	166,056	1,303,293
Kura Sushi, Inc.	36,861	861,530
Kurabo Industries Ltd.	31,256	479,804
Kureha Corp.	32,134	2,178,969

53
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
KYB Corp.	35,105	838,215
Kyoei Steel Ltd.	39,645	439,563
Kyokuto Kaihatsu Kogyo Co., Ltd.	54,642	540,803
Kyokuyo Co., Ltd.	16,717	440,159
KYORIN Holdings, Inc.	66,271	837,560
Kyoritsu Maintenance Co., Ltd.	44,328	1,749,137
Kyosan Electric Manufacturing Co., Ltd.	72,405	224,070
Leopalace21 Corp. *	449,810	1,074,028
Life Corp.	36,703	693,683
Link And Motivation, Inc.	78,441	364,408
LITALICO, Inc.	30,388	644,697
M&A Capital Partners Co., Ltd. *	22,966	575,703
Macnica Holdings, Inc.	85,048	1,846,669
Macromill, Inc.	59,880	460,034
Maeda Kosen Co., Ltd.	38,716	906,283
Makino Milling Machine Co., Ltd.	37,531	1,193,953
Management Solutions Co., Ltd. *(a)	29,563	600,537
Mandom Corp.	65,752	714,319
Marudai Food Co., Ltd.	36,916	420,490
Maruha Nichiro Corp.	66,088	1,188,035
MARUKA FURUSATO Corp.	27,575	678,310
Marusan Securities Co., Ltd.	100,963	348,136
Maruwa Co., Ltd.	14,670	1,866,754
Maruzen Showa Unyu Co., Ltd.	27,374	629,923
Marvelous, Inc.	52,884	259,031
Matsuda Sangyo Co., Ltd.	20,636	362,479
Matsuya Co., Ltd. *	70,730	453,080
Matsuyafoods Holdings Co., Ltd.	14,791	408,120
Max Co., Ltd.	68,699	995,113
Maxell Holdings Ltd.	72,985	781,315
MCJ Co., Ltd.	114,107	799,263
MEC Co., Ltd.	23,924	432,832
MedPeer, Inc. *	28,853	333,436
Megachips Corp.	30,043	599,235
Megmilk Snow Brand Co., Ltd.	74,955	928,928
Meidensha Corp.	73,075	1,057,446
Meiko Electronics Co., Ltd.	34,624	817,988
Meisei Industrial Co., Ltd.	84,840	459,008
Meitec Corp.	127,939	2,267,601
METAWATER Co., Ltd.	38,650	573,512
Micronics Japan Co., Ltd.	59,152	615,309
Midac Holdings Co., Ltd.	21,148	491,229
Mie Kotsu Group Holdings, Inc.	93,531	326,557
Milbon Co., Ltd.	33,209	1,413,404
Mimasu Semiconductor Industry Co., Ltd.	23,240	358,428
Mirai Corp.	3,023	1,114,339
MIRAIT ONE Corp.	150,123	1,695,889
Miroku Jyoho Service Co., Ltd.	30,260	337,908
Mitani Sekisan Co., Ltd.	18,508	483,978
Mitsubishi Estate Logistics REIT Investment Corp.	783	2,702,727
Mitsubishi Logisnext Co., Ltd.	117,485	711,054
Mitsubishi Pencil Co., Ltd.	80,514	812,545
Mitsubishi Research Institute, Inc.	11,394	343,156
Mitsubishi Shokuhin Co., Ltd.	29,529	727,441
Mitsuboshi Belting Ltd.	36,925	855,035
Mitsui DM Sugar Holdings Co., Ltd.	29,078	393,091
Mitsui E&S Holdings Co., Ltd. *	126,112	394,825
Mitsui-Soko Holdings Co., Ltd.	39,238	955,298
Mitsuuroko Group Holdings Co., Ltd.	82,580	587,368
Mixi, Inc.	67,600	1,168,889
Mizuho Leasing Co., Ltd.	76,503	1,859,802
Mizuno Corp.	34,639	671,416
Mochida Pharmaceutical Co., Ltd.	44,572	1,104,453
Modec, Inc. *	35,379	369,549
Monex Group, Inc.	331,578	1,203,129
Monogatari Corp.	17,625	901,434
SECURITY	NUMBER OF SHARES	VALUE ($)
Mori Trust Hotel Reit, Inc.	558	532,540
Mori Trust Sogo REIT, Inc.	1,802	1,886,169
Moriroku Holdings Co., Ltd.	17,238	219,975
Morita Holdings Corp.	73,884	676,881
MOS Food Services, Inc.	44,595	1,022,991
Musashi Seimitsu Industry Co., Ltd.	81,733	1,001,137
Nachi-Fujikoshi Corp.	30,548	836,283
Nagaileben Co., Ltd.	49,141	692,671
Nagatanien Holdings Co., Ltd.	19,960	292,291
Nagawa Co., Ltd.	17,742	1,044,362
Net Protections Holdings, Inc. *(a)	80,525	306,126
Neturen Co., Ltd.	63,646	316,336
Nextage Co., Ltd.	66,445	1,459,513
Nichias Corp.	98,810	1,720,666
Nichiban Co., Ltd.	26,410	308,061
Nichicon Corp.	107,435	1,139,257
Nichiden Corp.	21,121	288,571
Nichiha Corp.	48,123	966,799
Nichireki Co., Ltd.	40,190	395,449
Nihon Nohyaku Co., Ltd.	66,634	412,902
Nihon Parkerizing Co., Ltd.	165,107	1,148,156
Nikkiso Co., Ltd.	110,219	810,194
Nikkon Holdings Co., Ltd.	90,556	1,544,923
Nippn Corp.	88,284	999,862
Nippon Carbon Co., Ltd.	17,525	519,587
Nippon Ceramic Co., Ltd.	32,370	616,694
Nippon Chemi-Con Corp. *	37,703	499,896
Nippon Denko Co., Ltd.	202,662	543,843
Nippon Densetsu Kogyo Co., Ltd.	62,659	812,250
Nippon Fine Chemical Co., Ltd.	24,861	349,713
Nippon Gas Co., Ltd.	192,770	3,089,882
Nippon Kanzai Co., Ltd.	31,836	610,654
Nippon Koei Co., Ltd.	22,882	590,929
Nippon Light Metal Holdings Co., Ltd.	107,415	1,245,200
Nippon Paper Industries Co., Ltd.	172,932	1,133,960
Nippon Parking Development Co., Ltd.	245,383	284,989
Nippon Pillar Packing Co., Ltd.	29,099	548,919
NIPPON REIT Investment Corp.	780	2,149,396
Nippon Road Co., Ltd.	5,875	262,759
Nippon Seiki Co., Ltd.	86,371	514,020
Nippon Sheet Glass Co., Ltd. *	152,200	586,293
Nippon Signal Co., Ltd.	104,276	701,818
Nippon Soda Co., Ltd.	46,071	1,533,761
Nippon Steel Trading Corp.	26,237	1,016,358
Nippon Suisan Kaisha Ltd.	465,113	1,915,813
Nippon Thompson Co., Ltd.	117,482	488,149
Nippon Yakin Kogyo Co., Ltd.	23,552	490,493
Nishimatsu Construction Co., Ltd.	48,921	1,427,487
Nishimatsuya Chain Co., Ltd.	82,828	976,907
Nishi-Nippon Financial Holdings, Inc.	257,774	1,376,034
Nishio Rent All Co., Ltd.	28,470	598,460
Nissan Shatai Co., Ltd.	108,212	602,631
Nissei ASB Machine Co., Ltd.	14,436	427,483
Nissha Co., Ltd.	68,720	901,725
Nisshinbo Holdings, Inc.	242,083	1,889,513
Nissin Electric Co., Ltd.	80,560	867,636
Nissin Sugar Co., Ltd.	23,603	300,177
Nitta Corp.	41,295	874,307
Nittetsu Mining Co., Ltd.	10,425	464,754
Nitto Boseki Co., Ltd.	53,065	971,152
Nitto Kogyo Corp.	44,949	834,941
Nohmi Bosai Ltd.	39,946	475,750
Nojima Corp.	58,808	1,192,917
Nomura Co., Ltd.	135,277	924,129
Noritake Co., Ltd.	24,060	728,959
Noritsu Koki Co., Ltd.	37,992	712,016
Noritz Corp.	60,185	672,943
North Pacific Bank Ltd.	500,024	833,223

54
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
NS United Kaiun Kaisha Ltd.	17,855	621,463
NSD Co., Ltd.	123,494	2,238,705
NTN Corp. *	805,747	1,540,292
NTT UD REIT Investment Corp.	2,467	2,678,330
Obara Group, Inc.	18,268	434,874
Ohsho Food Service Corp.	19,082	894,738
Oiles Corp.	49,221	536,504
Oisix ra daichi, Inc. *(a)	43,885	606,871
Okabe Co., Ltd.	63,408	301,431
Okamoto Industries, Inc.	25,412	714,927
Okamura Corp.	136,482	1,313,378
Okasan Securities Group, Inc.	275,830	666,568
Oki Electric Industry Co., Ltd.	145,848	792,235
Okinawa Financial Group, Inc.	36,270	560,174
Okumura Corp.	62,414	1,320,993
Okuwa Co., Ltd.	46,241	303,881
One REIT, Inc.	459	899,623
Onoken Co., Ltd.	27,078	290,460
Onward Holdings Co., Ltd.	185,507	369,341
Open Door, Inc. *	22,490	333,233
Optex Group Co., Ltd.	56,424	847,021
Organo Corp.	12,194	819,824
Oriental Shiraishi Corp. *	168,826	306,901
Osaka Organic Chemical Industry Ltd.	27,224	507,854
Osaka Soda Co., Ltd.	34,485	941,574
OSAKA Titanium Technologies Co. Ltd *	36,115	827,161
Osaki Electric Co., Ltd.	68,005	258,529
Outsourcing, Inc.	186,619	1,645,074
Oyo Corp.	38,496	515,409
Pacific Industrial Co., Ltd.	85,212	670,017
Pacific Metals Co., Ltd.	25,756	453,714
PAL GROUP Holdings Co., Ltd.	41,220	688,363
Paramount Bed Holdings Co., Ltd.	70,649	1,340,866
Pasona Group, Inc.	33,420	506,996
Pharma Foods International Co., Ltd. (a)	45,218	492,220
PHC Holdings Corp. *	59,625	696,360
PIA Corp. *	11,392	274,065
Pilot Corp.	64,963	2,343,120
Piolax, Inc.	44,414	647,187
Plenus Co., Ltd.	45,893	632,984
Pole To Win Holdings, Inc.	53,429	391,588
Press Kogyo Co., Ltd.	145,283	463,229
Pressance Corp.	34,276	373,605
Prestige International, Inc.	152,155	738,686
Prima Meat Packers Ltd.	53,123	833,490
Procrea Holdings, Inc.	50,220	784,320
Proto Corp.	38,244	309,263
Qol Holdings Co., Ltd.	38,621	352,708
Raito Kogyo Co., Ltd.	84,110	1,123,085
Raiznext Corp.	79,398	690,168
Raksul, Inc. *	45,871	714,413
Relia, Inc.	67,532	493,489
Restar Holdings Corp.	45,514	675,035
Retail Partners Co., Ltd.	57,428	444,510
Rheon Automatic Machinery Co., Ltd.	36,319	330,113
Ricoh Leasing Co., Ltd.	23,223	601,411
Riken Corp.	17,216	299,425
Riken Keiki Co., Ltd.	31,421	998,445
Riken Technos Corp.	85,468	321,834
Riken Vitamin Co., Ltd.	28,456	352,454
Ringer Hut Co., Ltd. (a)	45,661	727,282
Riso Kagaku Corp.	40,852	729,958
Riso Kyoiku Co., Ltd.	168,833	381,206
Rock Field Co., Ltd.	31,137	351,744
Roland Corp.	22,547	664,415
Roland DG Corp.	21,038	500,056
Rorze Corp.	17,460	1,079,403
Round One Corp.	116,076	1,684,724
SECURITY	NUMBER OF SHARES	VALUE ($)
Royal Holdings Co., Ltd. *	69,603	1,098,083
RS Technologies Co., Ltd.	11,869	589,062
Ryobi Ltd.	50,625	474,387
Ryoden Corp.	24,284	287,642
Ryosan Co., Ltd.	42,370	683,727
Ryoyo Electro Corp.	27,197	447,120
S Foods, Inc.	33,429	720,306
Sagami Holdings Corp.	36,506	319,172
Saibu Gas Holdings Co., Ltd.	41,359	546,580
Saizeriya Co., Ltd.	45,453	853,484
Sakai Chemical Industry Co., Ltd.	22,577	321,168
Sakai Moving Service Co., Ltd.	16,076	534,031
Sakata INX Corp.	68,570	483,762
Sakata Seed Corp.	58,256	2,172,649
SAMTY Co., Ltd.	47,162	751,530
Samty Residential Investment Corp.	710	650,972
San ju San Financial Group, Inc.	39,792	425,979
San-A Co., Ltd.	30,473	913,366
San-Ai Obbli Co., Ltd.	93,386	743,720
Sangetsu Corp.	105,766	1,242,107
Sankei Real Estate, Inc.	826	579,168
Sanken Electric Co., Ltd.	35,560	1,268,488
Sanki Engineering Co., Ltd.	94,063	1,116,882
Sanrio Co., Ltd.	101,730	2,696,900
Sanyo Chemical Industries Ltd.	18,756	645,382
Sanyo Denki Co., Ltd.	15,289	601,082
Sanyo Electric Railway Co., Ltd.	30,374	498,473
Sanyo Special Steel Co., Ltd.	42,061	638,387
Sato Holdings Corp.	41,276	572,579
SB Technology Corp.	18,044	325,280
SBS Holdings, Inc.	30,604	639,124
Seikagaku Corp.	72,910	464,941
Seiko Holdings Corp.	48,813	1,014,465
Seiren Co., Ltd.	75,186	1,151,451
Sekisui Jushi Corp.	47,466	590,992
Senko Group Holdings Co., Ltd.	188,502	1,297,247
Senshu Electric Co., Ltd.	11,270	456,084
Senshu Ikeda Holdings, Inc.	501,976	800,265
Shibaura Machine Co., Ltd.	49,914	1,105,399
Shibuya Corp.	35,097	636,240
Shikoku Chemicals Corp.	55,596	500,113
Shima Seiki Manufacturing Ltd.	51,722	828,671
Shin Nippon Air Technologies Co., Ltd.	23,254	312,849
Shin Nippon Biomedical Laboratories Ltd.	38,348	660,042
Shindengen Electric Manufacturing Co., Ltd.	14,146	375,016
Shin-Etsu Polymer Co., Ltd.	62,549	604,170
Shinko Shoji Co., Ltd.	63,168	467,979
Shinmaywa Industries Ltd.	97,294	746,769
Shinwa Co., Ltd. (a)	20,346	325,830
Shizuoka Gas Co., Ltd.	102,132	769,904
Shoei Co., Ltd.	43,219	1,730,319
Shoei Foods Corp.	23,967	700,208
Showa Sangyo Co., Ltd.	47,830	892,942
SIGMAXYZ Holdings, Inc.	32,410	290,141
Siix Corp.	60,928	490,940
Simplex Holdings, Inc. *	51,976	799,371
Sinanen Holdings Co., Ltd.	17,858	494,034
Sinfonia Technology Co., Ltd.	40,214	439,779
Sinko Industries Ltd.	35,736	416,329
Sintokogio Ltd.	78,384	402,027
SKY Perfect JSAT Holdings, Inc.	220,466	881,069
Snow Peak, Inc. (a)	56,227	885,841
Sodick Co., Ltd.	84,164	491,779
Softcreate Holdings Corp.	12,984	358,728
Solasto Corp.	86,043	557,999
SOSiLA Logistics REIT, Inc. *	1,170	1,331,838

55
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Sparx Group Co., Ltd.	154,298	335,031
S-Pool, Inc.	105,614	826,627
SRA Holdings	15,681	335,282
St Marc Holdings Co., Ltd.	24,895	288,953
Star Asia Investment Corp.	2,948	1,222,795
Star Micronics Co., Ltd.	59,906	793,849
Starts Corp., Inc.	51,783	1,002,601
Starts Proceed Investment Corp.	383	708,395
Starzen Co., Ltd.	26,432	403,654
Stella Chemifa Corp.	15,524	317,927
Strike Co., Ltd.	24,640	705,651
Studio Alice Co., Ltd. (a)	16,035	257,601
Sumitomo Densetsu Co., Ltd.	23,987	455,775
Sumitomo Mitsui Construction Co., Ltd.	265,075	887,248
Sumitomo Osaka Cement Co., Ltd.	57,150	1,455,289
Sumitomo Riko Co., Ltd.	71,049	299,316
Sumitomo Seika Chemicals Co., Ltd.	16,763	377,281
Sun Frontier Fudousan Co., Ltd.	46,310	401,882
Suruga Bank Ltd.	318,289	863,312
SWCC Showa Holdings Co., Ltd.	39,670	525,690
Systena Corp.	494,493	1,530,298
T Hasegawa Co., Ltd.	37,997	827,780
Tachibana Eletech Co., Ltd.	33,413	392,881
Tachi-S Co., Ltd.	50,373	445,862
Tadano Ltd.	203,865	1,405,915
Taihei Dengyo Kaisha Ltd.	26,383	677,536
Taikisha Ltd.	51,553	1,191,902
Taiyo Holdings Co., Ltd.	59,547	1,178,268
Takamatsu Construction Group Co., Ltd.	29,467	407,277
Takara Leben Co., Ltd.	144,605	395,349
Takara Leben Real Estate Investment Corp.	943	728,550
Takara Standard Co., Ltd.	89,803	857,704
Takasago International Corp.	26,268	526,781
Takasago Thermal Engineering Co., Ltd.	104,992	1,248,922
Takeuchi Manufacturing Co., Ltd.	62,247	1,191,281
Taki Chemical Co., Ltd.	9,020	337,050
Takuma Co., Ltd.	133,060	1,348,597
Tama Home Co., Ltd.	23,250	394,642
Tamron Co., Ltd.	21,181	466,020
Tamura Corp.	143,682	768,031
Tanseisha Co., Ltd.	77,607	445,628
Tayca Corp.	32,659	311,218
TechMatrix Corp.	42,933	536,101
Teikoku Electric Manufacturing Co., Ltd.	29,274	411,156
Teikoku Sen-I Co., Ltd.	34,737	410,705
Tekken Corp.	24,987	322,465
Tenma Corp.	21,518	349,566
Tess Holdings Co., Ltd.	25,304	221,233
T-Gaia Corp.	38,047	454,506
The 77 Bank Ltd.	128,187	1,645,047
The Aichi Bank Ltd.	15,610	651,988
The Akita Bank Ltd.	28,097	336,049
The Awa Bank Ltd.	62,347	854,531
The Bank of Iwate Ltd.	28,619	385,440
The Bank of Nagoya Ltd.	28,304	632,948
The Ehime Bank Ltd.	60,193	370,385
The Fukui Bank Ltd.	41,152	411,446
The Gunma Bank Ltd.	745,827	2,092,889
The Hyakugo Bank Ltd.	373,567	859,642
The Hyakujushi Bank Ltd.	48,329	592,673
The Japan Wool Textile Co., Ltd.	122,667	907,006
The Keiyo Bank Ltd.	207,960	727,579
The Kiyo Bank Ltd.	110,526	1,195,953
The Miyazaki Bank Ltd.	26,084	419,226
The Musashino Bank Ltd.	57,310	702,810
The Nanto Bank Ltd.	55,751	790,669
The Nisshin Oillio Group Ltd.	41,750	981,821
SECURITY	NUMBER OF SHARES	VALUE ($)
The Ogaki Kyoritsu Bank Ltd.	71,004	885,597
The Oita Bank Ltd.	31,274	427,966
The Okinawa Electric Power Co., Inc.	78,417	642,044
The Pack Corp.	20,407	339,172
The San-in Godo Bank Ltd.	266,401	1,318,313
The Shibusawa Warehouse Co., Ltd.	20,928	319,449
The Shiga Bank Ltd.	84,838	1,574,667
The Shikoku Bank Ltd.	58,178	360,504
The Sumitomo Warehouse Co., Ltd.	96,167	1,519,942
The Tochigi Bank Ltd.	195,191	406,927
The Toho Bank Ltd.	343,925	506,119
The Yamagata Bank Ltd.	49,221	330,566
The Yamanashi Chuo Bank Ltd.	55,633	459,913
TKC Corp.	52,047	1,310,327
Toa Corp.	29,101	513,269
Toagosei Co., Ltd.	214,819	1,687,559
TOC Co., Ltd.	86,962	464,216
Tocalo Co., Ltd.	103,488	964,519
Toei Co., Ltd.	12,695	1,688,698
Toenec Corp.	11,006	292,170
Toho Holdings Co., Ltd.	96,281	1,283,515
Toho Titanium Co., Ltd.	56,846	905,025
Toho Zinc Co., Ltd.	26,226	462,940
Tokai Corp.	31,704	422,186
TOKAI Holdings Corp.	223,151	1,432,674
Tokai Rika Co., Ltd.	96,624	1,046,920
Tokai Tokyo Financial Holdings, Inc.	400,844	1,093,014
Token Corp.	13,307	854,336
Tokushu Tokai Paper Co., Ltd.	12,693	290,257
Tokuyama Corp.	125,492	1,666,588
Tokyo Electron Device Ltd.	10,384	444,199
Tokyo Kiraboshi Financial Group, Inc.	49,455	803,410
Tokyo Seimitsu Co., Ltd.	69,735	2,354,264
Tokyo Steel Manufacturing Co., Ltd.	141,587	1,512,645
Tokyotokeiba Co., Ltd.	25,034	762,984
Tokyu Construction Co., Ltd.	114,844	543,464
Tokyu REIT, Inc.	1,727	2,472,927
TOMONY Holdings, Inc.	258,085	588,313
Tomy Co., Ltd.	155,986	1,488,689
Tonami Holdings Co., Ltd.	12,199	325,160
Topcon Corp.	188,394	2,579,418
Topre Corp.	77,763	699,516
Topy Industries Ltd.	34,039	347,450
Toridoll Holdings Corp.	77,354	1,663,425
Torii Pharmaceutical Co., Ltd.	23,163	501,273
Torishima Pump Manufacturing Co., Ltd.	40,710	431,401
Tosei Corp.	48,242	485,117
Tosho Co., Ltd.	25,101	209,499
Totetsu Kogyo Co., Ltd.	50,434	845,872
Towa Corp.	42,737	580,822
Towa Pharmaceutical Co., Ltd.	48,136	766,009
Toyo Construction Co., Ltd.	132,113	818,648
Toyo Corp.	35,389	339,275
Toyo Ink SC Holdings Co., Ltd.	65,348	902,262
Toyo Kanetsu KK	14,547	274,727
Toyo Tanso Co., Ltd.	25,985	636,386
Toyobo Co., Ltd.	159,667	1,218,595
TPR Co., Ltd.	46,360	427,398
Trancom Co., Ltd.	10,987	604,731
Transcosmos, Inc.	48,526	1,351,202
TRE Holdings Corp.	58,178	719,330
Tri Chemical Laboratories, Inc.	48,431	866,780
Trusco Nakayama Corp.	68,572	968,541
TSI Holdings Co., Ltd.	142,945	401,123
Tsubaki Nakashima Co., Ltd.	76,402	645,387
Tsubakimoto Chain Co.	62,141	1,447,902
Tsugami Corp.	77,033	699,618
Tsukishima Kikai Co., Ltd.	63,586	421,078

56
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Tsurumi Manufacturing Co., Ltd.	37,167	576,440
TV Asahi Holdings Corp.	36,905	387,353
UACJ Corp.	51,468	898,114
Uchida Yoko Co., Ltd.	16,039	577,925
Union Tool Co.	16,743	431,181
Unipres Corp.	69,574	483,818
United Arrows Ltd.	47,672	631,385
United Super Markets Holdings, Inc.	98,931	755,051
Usen-Next Holdings Co., Ltd.	29,499	449,853
UT Group Co., Ltd.	50,549	1,023,560
V Technology Co., Ltd.	15,894	345,110
Valor Holdings Co., Ltd.	69,074	885,941
Valqua Ltd.	26,796	524,805
ValueCommerce Co., Ltd.	29,326	542,835
Vector, Inc.	42,774	362,248
Vision, Inc./Tokyo Japan *	48,080	465,799
Vital KSK Holdings, Inc.	52,963	255,980
VT Holdings Co., Ltd.	152,973	532,992
Wacoal Holdings Corp.	95,348	1,533,822
Wacom Co., Ltd.	258,350	1,571,066
Wakita & Co., Ltd.	80,588	652,261
Warabeya Nichiyo Holdings Co., Ltd.	24,256	397,020
Weathernews, Inc.	10,234	595,768
WingArc1st, Inc.	29,939	369,959
World Co., Ltd.	33,642	329,807
World Holdings Co., Ltd.	16,567	329,727
W-Scope Corp. *	91,818	1,556,518
YAKUODO Holdings Co., Ltd.	16,181	279,673
YAMABIKO Corp.	66,508	546,457
YA-MAN Ltd.	49,135	573,138
Yamazen Corp.	114,446	771,917
Yellow Hat Ltd.	51,730	672,443
Yodogawa Steel Works Ltd.	48,825	884,397
Yokogawa Bridge Holdings Corp.	54,268	762,982
Yokohama Reito Co., Ltd.	77,563	516,993
Yokowo Co., Ltd.	39,917	637,232
Yondoshi Holdings, Inc.	41,143	530,073
Yonex Co., Ltd.	71,092	811,821
Yoshinoya Holdings Co., Ltd.	117,518	2,084,593
Yuasa Trading Co., Ltd.	28,656	726,607
Yurtec Corp.	61,321	332,206
Zenrin Co., Ltd.	55,537	382,599
ZERIA Pharmaceutical Co., Ltd.	64,102	963,206
ZIGExN Co., Ltd.	98,620	241,170
Zojirushi Corp.	79,532	920,248
Zuken, Inc.	26,571	675,656
		589,876,531

Netherlands 1.7%
Alfen Beheer BV *	20,349	2,308,106
AMG Advanced Metallurgical Group N.V.	57,173	1,467,152
APERAM S.A.	82,513	2,239,385
Arcadis N.V.	130,175	4,165,156
B&S Group Sarl	48,484	247,178
Basic-Fit N.V. *	94,817	3,634,483
Boskalis Westminster	146,261	4,856,340
Brunel International N.V.	37,546	352,248
Corbion N.V.	106,854	3,042,899
Ebusco Holding N.V. *	18,284	371,019
Eurocommercial Properties N.V.	94,911	1,990,831
Flow Traders	48,512	971,234
Fugro N.V. CVA *	186,726	2,386,458
Galapagos N.V. *	87,317	4,402,371
Intertrust N.V. *	165,232	3,233,259
Koninklijke BAM Groep N.V. *	446,521	1,194,338
Majorel Group Luxembourg S.A.	39,699	902,177
NSI N.V.	32,303	976,092
SECURITY	NUMBER OF SHARES	VALUE ($)
OCI N.V.	176,817	6,656,767
PostNL N.V.	753,544	1,610,925
SBM Offshore N.V.	276,250	3,870,907
Sligro Food Group N.V.	61,028	1,011,323
TKH Group N.V.	75,161	2,624,072
TomTom N.V. *	117,539	948,485
Vastned Retail N.V.	31,139	691,991
Wereldhave N.V.	71,261	966,646
		57,121,842

New Zealand 0.9%
Argosy Property Ltd.	1,558,680	1,270,984
Arvida Group Ltd.	1,303,360	1,206,626
Chorus Ltd.	817,510	4,017,242
Freightways Ltd.	291,768	1,828,184
Genesis Energy Ltd.	953,130	1,729,718
Goodman Property Trust	1,976,965	2,636,268
Heartland Group Holdings Ltd.	770,549	855,087
KMD Brands Ltd.	1,057,891	700,481
Oceania Healthcare Ltd.	1,300,521	789,376
Pacific Edge Ltd. *	1,272,269	351,013
Precinct Properties New Zealand Ltd.	2,393,269	1,966,200
Pushpay Holdings Ltd. *	1,350,776	1,060,046
Restaurant Brands New Zealand Ltd.	58,337	290,781
Scales Corp., Ltd.	201,474	584,267
Serko Ltd. *	190,023	419,411
Skellerup Holdings Ltd.	323,257	1,097,967
SKY Network Television Ltd. *	310,212	469,772
Stride Property Group	852,048	940,303
Summerset Group Holdings Ltd.	417,602	2,829,152
Synlait Milk Ltd. *	193,978	413,869
Tourism Holdings Ltd. *	262,964	438,527
Vector Ltd.	463,116	1,334,501
Vista Group International Ltd. *	385,911	437,714
Vital Healthcare Property Trust	897,810	1,497,217
		29,164,706

Norway 2.0%
Aker Carbon Capture A.S.A. *	620,700	1,343,454
Aker Horizons Holding A/S *	259,272	469,212
Arendals Fossekompani A/S	21,776	650,593
Atea A.S.A. *	151,940	1,681,052
Austevoll Seafood A.S.A.	163,312	1,755,857
Bakkafrost P/F	92,848	5,454,410
Bonheur A.S.A.	36,166	1,357,480
Borregaard A.S.A.	182,931	2,798,116
BW Energy Ltd. *	140,039	350,233
BW LPG Ltd.	143,355	938,207
BW Offshore Ltd.	163,615	446,456
Crayon Group Holding A.S.A. *	144,427	1,567,367
DNO A.S.A.	968,250	1,375,667
Elkem A.S.A. *	483,717	1,933,084
Entra A.S.A.	102,343	1,334,440
Frontline Ltd. *(a)	227,392	2,678,529
Grieg Seafood A.S.A.	98,859	1,203,344
Hexagon Composites A.S.A. *	200,169	571,211
Kahoot! A.S.A. *	625,291	1,253,840
Kongsberg Gruppen A.S.A.	137,145	4,698,569
MPC Container Ships A.S.A	598,979	1,243,327
NEL A.S.A. *(a)	2,705,263	4,008,494
Norway Royal Salmon A.S.A. *	25,223	632,853
Scatec A.S.A.	213,116	2,175,365
Sparebank 1 Oestlandet	57,565	658,936
SpareBank 1 SMN	240,675	2,939,275
SpareBank 1 SR-Bank A.S.A.	335,502	3,847,194
Stolt-Nielsen Ltd.	40,147	861,667

57
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Storebrand A.S.A.	853,990	6,868,647
Subsea 7 S.A.	419,009	3,773,726
TGS A.S.A.	207,193	3,167,141
Veidekke A.S.A.	193,199	1,977,904
Wallenius Wilhelmsen A.S.A. *	194,619	1,106,041
		67,121,691

Poland 0.5%
Alior Bank S.A. *	163,697	908,749
AmRest Holdings SE *	133,565	564,716
Asseco Poland S.A.	104,150	1,591,381
Bank Handlowy w Warszawie S.A.	60,223	762,333
Bank Millennium S.A. *	1,076,310	867,929
CCC S.A. *	71,840	580,231
Ciech S.A. *	46,721	318,609
Enea S.A. *	389,130	628,579
Grupa Azoty S.A. *	92,251	640,105
Jastrzebska Spolka Weglowa S.A. *	94,318	955,943
Kernel Holding S.A.	93,216	419,547
KRUK S.A.	31,271	2,015,205
mBank S.A. *	23,153	1,070,687
Orange Polska S.A.	1,224,880	1,564,610
PGE Polska Grupa Energetyczna S.A. *	1,357,435	2,074,699
Tauron Polska Energia S.A. *	1,729,159	850,485
Warsaw Stock Exchange	54,011	395,946
		16,209,754

Portugal 0.4%
Altri, SGPS, S.A.	131,521	744,573
Banco Comercial Portugues S.A., Class R	14,040,100	2,049,936
Corticeira Amorim SGPS S.A.	62,080	627,991
CTT-Correios de Portugal S.A.	280,942	918,129
Greenvolt-Energias Renovaveis S.A. *	105,739	1,024,975
NOS, SGPS S.A.	388,456	1,433,545
REN - Redes Energeticas Nacionais, SGPS, S.A.	706,757	1,876,193
Semapa-Sociedade de Investimento e Gestao	27,867	392,303
Sonae, SGPS, S.A.	1,658,309	1,672,515
The Navigator Co., S.A.	459,342	1,828,165
		12,568,325

Republic of Korea 5.4%
ABLBio, Inc. *	47,039	803,589
Ace Technologies Corp. *	63,166	334,826
Advanced Process Systems Corp.	20,121	293,342
AfreecaTV Co., Ltd.	13,633	783,804
Ahnlab, Inc.	11,223	703,142
Amicogen, Inc. *	30,026	524,173
Ananti, Inc. *	84,941	433,103
Asiana Airlines, Inc. *	62,452	712,043
BH Co., Ltd.	44,216	1,044,616
Binex Co., Ltd. *	46,403	518,653
Binggrae Co., Ltd.	8,853	302,811
Bioneer Corp. *	40,748	915,463
BNC Korea Co., Ltd. *	84,385	693,981
Boryung	42,733	324,279
Bukwang Pharmaceutical Co., Ltd.	64,300	434,099
Cafe24 Corp. *	22,089	204,780
Cellivery Therapeutics, Inc. *	45,528	485,047
Chabiotech Co., Ltd. *	79,708	1,019,032
Chong Kun Dang Pharmaceutical Corp.	13,715	880,803
Chongkundang Holdings Corp.	5,564	248,759
Chunbo Co., Ltd.	7,657	1,300,067
SECURITY	NUMBER OF SHARES	VALUE ($)
CJ CGV Co., Ltd. *	44,313	680,821
CMG Pharmaceutical Co., Ltd. *	184,240	387,750
Com2uS Corp.	16,625	1,006,785
Com2uS Holdings Corp. *	8,432	379,505
Cosmax, Inc.	13,638	640,325
CosmoAM&T Co., Ltd. *	35,601	1,722,092
Creative & Innovative System *	83,551	902,629
CrystalGenomics, Inc. *	69,081	188,771
CS Wind Corp.	36,533	1,876,429
Daea TI Co., Ltd. *	99,981	270,966
Daeduck Electronics Co., Ltd. / New	62,392	1,383,068
Daejoo Electronic Materials Co., Ltd.	17,195	1,264,990
Daesang Corp.	34,896	589,622
Daewoong Co., Ltd.	38,741	702,381
Daewoong Pharmaceutical Co., Ltd.	8,401	1,102,296
Daishin Securities Co., Ltd.	55,052	633,846
Danal Co., Ltd. *	94,373	516,474
Daol Investment & Securities Co., Ltd.	82,925	284,879
Daou Technology, Inc.	45,186	635,114
Dawonsys Co., Ltd.	48,271	837,268
DB HiTek Co., Ltd.	63,874	2,220,583
Dentium Co., Ltd.	11,608	760,241
DIO Corp. *	21,701	436,437
Dong-A Socio Holdings Co., Ltd.	6,295	510,641
Dong-A ST Co., Ltd.	8,510	358,838
Dongjin Semichem Co., Ltd.	53,264	1,375,852
DongKook Pharmaceutical Co., Ltd.	39,775	551,625
Dongkuk Steel Mill Co., Ltd.	102,607	1,016,443
Dongwon Industries Co., Ltd.	2,372	400,786
Doosan Co., Ltd.	10,089	624,552
Doosan Fuel Cell Co., Ltd. *	54,348	1,556,225
Doosan Tesna, Inc.	18,477	398,536
DoubleUGames Co., Ltd.	15,044	483,639
Duk San Neolux Co., Ltd. *	21,595	582,841
Duzone Bizon Co., Ltd.	33,782	914,290
Ecopro Co., Ltd.	31,851	2,736,107
Ecopro HN Co., Ltd.	18,479	739,132
Enchem Co., Ltd. *	12,037	535,458
ENF Technology Co., Ltd.	15,731	342,835
Enzychem Lifesciences Corp. *	105,090	296,991
Eo Technics Co., Ltd.	14,556	819,459
Eoflow Co., Ltd. *	41,521	596,017
ESR Kendall Square REIT Co., Ltd.	210,726	871,231
Eubiologics Co., Ltd. *	58,177	691,574
Eugene Investment & Securities Co., Ltd.	97,879	209,289
Eugene Technology Co., Ltd.	26,718	548,323
Foosung Co., Ltd.	92,455	1,119,787
GemVax & Kael Co., Ltd. *	62,963	640,198
GeneOne Life Science, Inc. *	128,230	1,035,389
Genexine, Inc. *	36,354	827,617
Giantstep, Inc. *	13,617	244,333
GOLFZON Co., Ltd.	5,034	498,677
Gradiant Corp.	18,697	261,399
Grand Korea Leisure Co., Ltd. *	32,991	394,644
Green Cross Holdings Corp.	49,291	692,812
Green Cross LabCell Corp. *	14,284	624,735
Halla Holdings Corp.	13,521	388,177
Hana Micron, Inc. *	68,347	656,618
Hana Tour Service, Inc. *	18,517	811,257
Hanall Biopharma Co., Ltd. *	66,728	875,538
Hancom, Inc. *	25,903	322,444
Handsome Co., Ltd.	24,354	517,105
Hanil Cement Co., Ltd.	30,867	353,082
Hanjin Transportation Co., Ltd.	26,364	507,550
Hankook & Co. Co., Ltd.	51,357	502,992
Hanmi Semiconductor Co., Ltd.	84,963	765,432
Hansae Co., Ltd.	29,936	354,742
Hansol Chemical Co., Ltd.	14,805	2,418,521

58
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Hansol Paper Co., Ltd.	26,548	311,617
Hanwha General Insurance Co., Ltd. *	150,430	529,719
Hanwha Investment & Securities Co., Ltd.	196,436	458,211
Hanwha Systems Co., Ltd.	102,868	1,195,916
Harim Holdings Co., Ltd.	73,159	456,714
HDC Holdings Co., Ltd.	72,619	378,419
HJ Shipbuilding & Construction Co., Ltd. *	126,084	568,417
HK inno N Corp.	25,853	782,809
HLB Global Co., Ltd. *	71,667	439,363
HLB Life Science Co., Ltd. *	141,392	1,559,218
HLB Therapeutics Co., Ltd. *	49,103	429,520
HS Industries Co., Ltd.	75,426	281,674
Hugel, Inc. *	10,718	978,407
Humasis Co., Ltd.	60,693	723,751
Huons Co., Ltd.	10,147	270,450
Hyosung Advanced Materials Corp.	5,628	1,784,062
Hyosung Chemical Corp. *	4,257	552,196
Hyosung Corp.	15,660	874,586
Hyosung Heavy Industries Corp. *	11,987	662,285
Hyosung TNC Corp.	5,483	1,285,126
Hyundai Autoever Corp.	8,026	723,063
Hyundai Bioscience Co., Ltd. *	64,390	1,663,246
Hyundai Construction Equipment Co., Ltd.	21,735	661,369
Hyundai Electric & Energy System Co., Ltd. *	38,307	915,038
Hyundai Elevator Co., Ltd.	44,001	963,874
Hyundai Greenfood Co., Ltd.	96,206	553,838
Hyundai Home Shopping Network Corp.	10,172	379,867
Hyundai Rotem Co., Ltd. *	130,238	2,950,328
Ilyang Pharmaceutical Co., Ltd.	23,679	385,931
iMarketKorea, Inc.	44,758	348,012
InBody Co., Ltd.	20,591	345,608
Innocean Worldwide, Inc.	20,740	658,228
Innox Advanced Materials Co., Ltd.	22,890	592,123
Inscobee, Inc. *	174,600	262,380
Insun ENT Co., Ltd. *	43,900	354,469
Intellian Technologies, Inc.	11,339	625,635
INTOPS Co., Ltd.	19,492	438,645
iNtRON Biotechnology, Inc. *	48,282	415,119
IS Dongseo Co., Ltd.	23,631	652,810
i-SENS, Inc.	17,873	501,093
ITM Semiconductor Co., Ltd.	14,342	346,340
JB Financial Group Co., Ltd.	251,969	1,429,812
JR Global Reit	218,428	768,348
Jusung Engineering Co., Ltd.	60,853	725,659
JW Pharmaceutical Corp.	27,314	446,197
JYP Entertainment Corp.	49,066	2,241,361
KC Tech Co., Ltd.	16,667	203,112
KCC Glass Corp.	15,982	602,215
KEPCO Engineering & Construction Co., Inc.	23,366	1,285,737
KH FEELUX Co., Ltd. *	198,671	204,234
KH Vatec Co., Ltd.	34,416	490,168
KISWIRE Ltd.	18,633	285,579
KIWOOM Securities Co., Ltd.	24,771	1,585,285
KMW Co., Ltd. *	54,982	1,319,519
Koh Young Technology, Inc.	109,754	1,161,092
Kolmar Korea Co., Ltd.	27,443	786,841
Kolon Industries, Inc.	32,819	1,288,174
Komipharm International Co., Ltd. *	67,420	357,376
Korea Asset In Trust Co., Ltd.	128,081	340,898
Korea Electric Terminal Co., Ltd.	13,567	676,550
Korea Line Corp. *	261,583	445,897
Korea Petrochemical Ind Co., Ltd.	5,133	468,189
SECURITY	NUMBER OF SHARES	VALUE ($)
Korea Real Estate Investment & Trust Co., Ltd.	273,260	333,007
Korea United Pharm, Inc.	17,064	314,476
Korean Reinsurance Co.	151,506	945,815
Kuk-il Paper Manufacturing Co., Ltd. *	132,771	254,613
Kumho Tire Co., Inc. *	252,665	656,432
KUMHOE&C Co., Ltd.	53,191	330,070
Kwang Dong Pharmaceutical Co., Ltd.	55,154	274,626
L&C Bio Co., Ltd.	22,600	443,535
LEENO Industrial, Inc.	16,610	1,783,257
LegoChem Biosciences, Inc. *	29,934	1,009,326
LF Corp.	33,309	422,106
LG Hausys Ltd.	12,180	410,234
LIG Nex1 Co., Ltd.	19,599	1,553,208
LOTTE Himart Co., Ltd.	20,944	246,621
LOTTE Reit Co., Ltd.	249,988	958,797
Lotte Tour Development Co., Ltd. *	51,515	487,208
LS Electric Co., Ltd.	28,706	1,197,559
Lutronic Corp.	36,929	521,818
LX Holdings Corp. *	82,428	516,427
LX International Corp.	40,881	1,321,897
LX Semicon Co., Ltd.	15,410	1,096,805
Maeil Dairies Co., Ltd.	4,864	208,735
Mcnex Co., Ltd.	22,078	611,558
Medipost Co., Ltd. *	27,518	399,125
MedPacto, Inc. *	23,794	528,340
MegaStudyEdu Co., Ltd.	14,429	844,672
Meritz Fire & Marine Insurance Co., Ltd.	97,237	2,787,962
Meritz Securities Co., Ltd.	480,423	1,738,438
Mezzion Pharma Co., Ltd. *	28,705	384,150
Mirae Asset Life Insurance Co., Ltd.	131,355	297,563
Modetour Network, Inc. *	28,450	379,674
Myoung Shin Industrial Co., Ltd. *	50,666	825,778
Namhae Chemical Corp.	41,433	333,000
Naturecell Co., Ltd. *	82,750	1,636,378
Neowiz *	19,748	582,452
NEPES Corp. *	35,275	577,565
Nexen Tire Corp.	62,630	311,851
NHN KCP Corp. *	34,703	329,504
NICE Holdings Co., Ltd.	38,299	390,850
NICE Information Service Co., Ltd.	57,778	619,875
NKMax Co., Ltd. *	56,782	789,612
OliX Pharmaceuticals, Inc. *	18,227	291,621
OptoElectronics Solutions Co., Ltd.	14,339	240,136
Orion Holdings Corp.	39,789	434,316
Oscotec, Inc. *	45,019	683,253
Park Systems Corp.	8,196	595,605
Partron Co., Ltd.	77,912	506,773
People & Technology, Inc.	33,391	1,258,201
Peptron, Inc. *	33,836	236,527
PharmaResearch Co., Ltd.	11,448	577,728
Pharmicell Co., Ltd. *	101,392	951,344
PI Advanced Materials Co., Ltd.	26,221	731,220
Poongsan Corp.	33,523	778,206
Posco ICT Co., Ltd.	88,636	440,016
RFHIC Corp.	28,067	532,991
S&S Tech Corp.	26,743	443,867
Sam Chun Dang Pharm Co., Ltd. *	25,212	662,556
Sambu Engineering & Construction Co., Ltd. *	290,744	428,220
Samchully Co., Ltd.	4,030	626,698
Samsung Pharmaceutical Co., Ltd. *	100,746	274,546
Samwha Capacitor Co., Ltd.	12,589	394,833
Samyang Holdings Corp.	10,406	534,479
Sangsangin Co., Ltd.	74,161	474,058
Seah Besteel Holdings Corp.	21,440	298,947
Sebang Global Battery Co., Ltd.	14,204	553,272
Seobu T&D	43,563	260,880

59
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Seojin System Co., Ltd.	33,330	377,518
Seoul Semiconductor Co., Ltd.	65,377	564,543
SFA Engineering Corp.	34,862	1,071,233
SFA Semicon Co., Ltd. *	126,573	488,293
Shinsegae International, Inc.	19,530	408,837
Shinsung E&G Co., Ltd. *	289,090	527,367
SIMMTECH Co., Ltd.	36,806	1,069,054
SK Discovery Co., Ltd.	20,733	562,676
SK Gas Ltd.	4,864	423,652
SK Securities Co., Ltd.	626,255	353,499
SL Corp.	26,604	764,774
SM Entertainment Co., Ltd.	30,641	1,585,254
S-MAC Co., Ltd. *(b)	93,155	160,311
SNT Motiv Co., Ltd.	14,630	530,489
Solid, Inc. *	84,353	343,706
SOLUM Co., Ltd. *	65,453	1,012,954
Songwon Industrial Co., Ltd.	27,949	397,018
Soulbrain Co., Ltd.	7,545	1,222,949
ST Pharm Co., Ltd.	16,807	1,237,703
Studio Dragon Corp. *	11,001	624,258
Sungwoo Hitech Co., Ltd.	86,706	340,329
Taekwang Industrial Co., Ltd.	1,008	621,734
Taeyoung Engineering & Construction Co., Ltd.	44,005	210,558
Taihan Electric Wire Co., Ltd. *	626,830	878,701
TES Co., Ltd.	23,361	348,437
The Nature Holdings Co., Ltd..	16,915	367,374
TKG Huchems Co., Ltd.	41,736	664,631
Tokai Carbon Korea Co., Ltd.	7,691	645,732
Tongyang Life Insurance Co., Ltd.	62,275	262,127
Tongyang, Inc.	378,238	319,546
TY Holdings Co., Ltd. *	52,461	662,847
UniTest, Inc. *	30,426	442,440
Vaxcell-Bio Therapeutics Co., Ltd. *	19,392	1,032,268
Vidente Co., Ltd. *	71,993	472,041
Vieworks Co., Ltd.	13,159	390,082
Webzen, Inc. *	28,215	392,358
WONIK IPS Co., Ltd.	63,350	1,326,156
Wysiwyg Studios Co., Ltd. *	38,586	656,298
YG Entertainment, Inc.	21,494	973,823
Youlchon Chemical Co., Ltd.	24,781	582,679
Young Poong Corp.	942	490,878
Youngone Corp.	55,579	1,853,257
Youngone Holdings Co., Ltd.	9,559	378,058
Yuanta Securities Korea Co., Ltd.	129,181	276,220
Yungjin Pharmaceutical Co., Ltd. *	149,827	376,934
Zinus, Inc.	15,268	494,836
		182,780,780

Singapore 1.2%
AEM Holdings Ltd.	503,998	1,640,134
AIMS APAC REIT	1,004,656	986,581
Ascendas India Trust	1,565,300	1,279,078
Asian Pay Television Trust	3,190,649	260,723
Best World International Ltd. *(b)	71,866	0
Bumitama Agri Ltd	544,970	244,145
CapitaLand China Trust	2,136,540	1,684,606
CDL Hospitality Trusts	1,635,043	1,453,267
China Hongxing Sports Ltd. *(b)	884,000	0
Cromwell European Real Estate Investment Trust	595,969	1,234,509
Digital Core REIT Management Pte Ltd.	1,226,380	925,917
Eagle Hospitality Trust *(b)	940,343	0
ESR-LOGOS REIT	9,627,351	2,829,341
Far East Hospitality Trust	1,803,138	801,337
First Real Estate Investment Trust	2,048,594	403,816
First Resources Ltd.	935,824	1,012,898
SECURITY	NUMBER OF SHARES	VALUE ($)
Frasers Centrepoint Trust	1,970,207	3,191,648
Haw Par Corp., Ltd.	255,326	2,000,368
iFAST Corp., Ltd.	282,323	906,607
Keppel Infrastructure Trust	6,523,478	2,665,316
Keppel Pacific Oak US REIT	1,612,921	1,072,592
Lendlease Global Commercial REIT	3,021,179	1,786,591
Lippo Malls Indonesia Retail Trust *	9,960,542	292,726
Manulife US Real Estate Investment Trust	2,956,536	1,419,137
Nanofilm Technologies International Ltd.	343,214	583,053
OUE Commercial Real Estate Investment Trust	3,844,206	1,033,315
Parkway Life Real Estate Investment Trust	716,027	2,463,572
Prime US REIT	1,191,328	744,580
Raffles Medical Group Ltd.	1,634,367	1,628,392
Riverstone Holdings Ltd.	994,206	513,102
Sabana Shari'ah Compliant Industrial Real Estate Investment Trust	1,876,757	598,636
Sheng Siong Group Ltd.	805,530	935,387
Silverlake Axis Ltd.	1,613,178	416,274
SPH REIT	1,947,260	1,305,059
Starhill Global REIT	2,657,141	1,104,682
Thomson Medical Group Ltd.	11,039,771	688,453
UMS Holdings Ltd.	800,559	763,202
		40,869,044

Spain 1.6%
Acerinox S.A.	384,149	3,485,026
Aedas Homes S.A.	36,105	635,344
Almirall S.A.	138,793	1,255,371
Applus Services S.A.	259,208	1,734,602
Atresmedia Corp de Medios de Comunicaion S.A.	143,316	393,424
Banco De Sabadell S.A.	10,284,736	7,104,825
Cia de Distribucion Integral Logista Holdings S.A.	112,026	2,178,607
Cie Automotive S.A.	95,393	2,338,588
Construcciones y Auxiliar de Ferrocarriles S.A.	35,874	1,038,905
Corp. Financiera Alba SA	26,086	1,307,604
Distribuidora Internacional de Alimentacion S.A. *	26,507,415	354,505
Ebro Foods S.A.	138,386	2,193,067
Ence Energia y Celulosa S.A.	231,290	821,915
Faes Farma S.A.	580,866	2,310,074
Fomento de Construcciones y Contratas S.A.	79,760	717,814
Gestamp Automocion S.A.	275,105	1,015,238
Global Dominion Access S.A.	206,157	799,146
Grupo Catalana Occidente S.A.	94,508	2,774,949
Indra Sistemas S.A.	220,068	1,734,908
Laboratorios Farmaceuticos Rovi S.A.	39,383	1,942,853
Lar Espana Real Estate Socimi S.A.	112,430	518,918
Let's GOWEX S.A. *(b)	5,361	0
Linea Directa Aseguradora S.A. Cia de Seguros y Reaseguros	1,221,216	1,315,181
Mediaset Espana Comunicacion S.A. *	97,004	269,802
Melia Hotels International S.A. *	192,348	1,171,131
Neinor Homes S.A. *	75,508	774,456
Pharma Mar S.A.	24,812	1,448,080
Prosegur Cash S.A.	681,086	465,709
Prosegur Cia de Seguridad S.A.	419,344	774,610
Sacyr S.A.	679,534	1,518,304
Solaria Energia y Medio Ambiente S.A. *	111,240	2,369,138
Tecnicas Reunidas S.A. *(a)	54,485	338,038

60
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Unicaja Banco S.A.	2,283,130	2,058,185
Viscofan S.A.	72,292	4,063,549
		53,221,866

Sweden 5.0%
AAK AB (a)	315,788	4,855,650
ACI25B472	200,357	2,611,570
Addnode Group AB	210,497	1,934,080
AddTech AB, B Shares (a)	340,710	4,809,496
AFRY AB	179,041	2,374,136
Arjo AB, B Shares	411,787	1,857,316
Atrium Ljungberg AB, B Shares	80,278	1,167,186
Attendo AB *	197,593	433,717
Avanza Bank Holding AB	225,112	3,634,987
Axfood AB	198,104	5,989,743
Beijer Alma AB	77,271	1,183,055
Betsson AB, B Shares *	221,345	1,391,154
BHG Group AB *	136,050	303,748
BICO Group AB *(a)	56,203	190,651
Bilia AB, A Shares	137,043	1,714,125
BillerudKorsnas AB	382,808	5,009,544
Biotage AB	121,017	2,048,580
Bonava AB, B Shares	157,312	565,736
Boozt AB *	113,986	671,594
Bravida Holding AB	370,365	3,368,142
Bufab AB	52,144	1,218,610
Bure Equity AB	101,593	2,021,685
Camurus AB *	37,501	782,942
Cary Group AB *	135,604	816,181
Catena AB	55,252	2,280,072
Cibus Nordic Real Estate AB	86,879	1,389,803
Cint Group AB *	204,306	1,227,767
Clas Ohlson AB, B Shares	69,102	626,147
Cloetta AB, B Shares	405,746	712,033
Collector Bank AB *	142,529	455,739
Concentric AB	71,083	1,324,962
Corem Property Group AB, B Shares	1,218,082	1,426,198
Dios Fastigheter AB	158,466	1,180,308
Dometic Group AB	580,350	3,327,123
Electrolux Professional AB, B Shares	420,622	2,094,556
Fabege AB	461,094	4,099,577
Fagerhult AB	129,522	556,056
Granges AB	192,281	1,499,080
Hansa Biopharma AB *	85,176	507,455
Hemnet Group AB	107,572	1,433,518
Hexatronic Group AB	358,488	3,519,728
Hexpol AB	458,587	4,097,126
HMS Networks AB	51,919	1,895,465
Hufvudstaden AB, A Shares	192,102	2,296,209
Instalco AB	439,551	2,209,071
Intrum AB	142,667	2,576,747
Investment AB Oresund	54,978	552,197
INVISIO AB	61,806	860,253
JM AB	124,546	2,153,999
Lindab International AB	126,376	1,820,779
Loomis AB	134,896	3,663,787
Medicover AB, B Shares	109,610	1,379,241
MEKO AB	76,935	705,806
MIPS AB	40,229	1,826,209
Modern Times Group MTG AB, B Shares *	193,358	1,702,049
Munters Group AB	188,008	1,359,680
Mycronic AB	126,828	1,508,828
NCC AB, B Shares	171,218	1,621,485
Nobia AB	213,990	554,634
Nolato AB, B Shares	325,856	1,699,266
Nordnet AB publ	310,164	3,740,957
SECURITY	NUMBER OF SHARES	VALUE ($)
NP3 Fastigheter AB	51,918	1,142,530
Nyfosa AB	333,261	2,811,324
Pandox AB *	162,545	2,019,344
Peab AB, B Shares	369,118	2,284,152
Platzer Fastigheter Holding AB, B Shares	94,646	737,889
Ratos AB, B Shares	373,973	1,582,305
Resurs Holding AB	260,007	556,289
Saab AB, B Shares	166,385	5,583,069
Scandic Hotels Group AB *(a)	248,121	886,709
Sdiptech AB, Class B *	54,468	1,153,570
Sectra AB, B Shares *	236,985	3,548,117
SkiStar AB	74,228	959,154
SSAB AB, A Shares	444,692	2,153,776
SSAB AB, B Shares	1,208,659	5,683,394
Stillfront Group AB *	821,800	1,765,209
Storskogen Group AB, B Shares	2,489,275	2,809,235
Systemair AB	130,162	678,153
Troax Group AB	62,076	1,011,127
Truecaller AB, B Shares *	276,442	1,468,880
Viaplay Group AB, B Shares *	140,337	3,589,840
Vitec Software Group AB, B Shares	45,426	1,702,848
VNV Global AB *	168,306	379,245
Volati AB	36,796	406,259
Wallenstam AB, B Shares	597,176	2,695,737
Wihlborgs Fastigheter AB	483,167	3,487,463
		167,933,156

Switzerland 3.8%
Allreal Holding AG	27,134	4,264,927
ALSO Holding AG *	4,817	801,558
APG SGA S.A.	2,054	389,354
Arbonia AG	81,632	1,067,293
Aryzta AG *	1,692,419	1,987,307
Ascom Holding AG	61,262	396,717
Autoneum Holding AG	4,880	548,028
Bachem Holding AG, Class B	57,001	3,968,664
Basilea Pharmaceutica AG *	21,496	857,902
Bell Food Group AG	3,510	918,905
Bobst Group S.A.	14,559	1,177,012
Bossard Holding AG, Class A	4,638	925,747
Bucher Industries AG	11,772	4,221,733
Burckhardt Compression Holding AG	5,759	2,419,376
Bystronic AG	2,433	1,550,618
Cembra Money Bank AG	53,123	3,600,683
Comet Holding AG	13,587	2,372,278
COSMO Pharmaceuticals N.V.	17,901	950,122
Daetwyler Holding AG	13,403	2,683,484
dormakaba Holding AG	5,585	2,346,278
Dottikon Es Holding AG *	8,166	2,049,972
Dufry AG *	112,840	4,238,654
EFG International AG *	143,640	1,214,232
Forbo Holding AG	1,706	2,136,105
Galenica AG	88,781	6,267,750
Hiag Immobilien Holding AG	6,444	563,879
Huber & Suhner AG	32,099	2,680,535
Idorsia Ltd. *(a)	218,846	3,439,825
Implenia AG *	25,997	772,491
Inficon Holding AG	3,574	2,501,196
Interroll Holding AG	981	2,251,591
Intershop Holding AG	1,999	1,306,790
Kardex Holding AG	11,058	1,948,846
Komax Holding AG	6,522	1,707,435
Landis & Gyr Group AG *	44,735	2,617,315
LEM Holding S.A.	834	1,375,829
Leonteq AG	18,999	1,086,269
Medacta Group S.A.	11,754	1,039,367

61
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Medartis Holding AG *	8,045	577,852
Medmix AG	43,980	984,193
Meyer Burger Technology AG *	4,802,925	2,413,397
Mobimo Holding AG	13,106	3,222,952
Montana Aerospace AG *	41,484	643,545
OC Oerlikon Corp. AG	331,428	2,428,106
PolyPeptide Group AG *	26,823	989,424
Rieter Holding AG	5,424	556,878
Schweiter Technologies AG	1,689	1,775,618
Sensirion Holding AG *	18,909	1,761,185
SFS Group AG	30,843	2,891,679
Siegfried Holding AG *	7,292	5,846,601
SKAN Group AG	19,622	1,206,332
Softwareone Holding AG *	196,363	2,595,505
St. Galler Kantonalbank AG	5,100	2,403,812
Stadler Rail AG (a)	97,338	2,986,116
Sulzer AG	30,841	1,848,659
Swiss Steel Holding AG *	1,437,003	427,000
Swissquote Group Holding S.A.	15,976	1,787,570
u-blox Holding AG *	12,090	1,679,803
Valiant Holding AG	28,858	2,744,016
Valora Holding AG	6,813	1,811,541
Vetropack Holding AG	21,601	762,492
Vontobel Holding AG	48,966	3,025,411
VP Bank AG, Class A	4,606	424,755
VZ Holding AG	25,681	2,065,637
Ypsomed Holding AG	6,345	973,903
Zehnder Group AG	17,805	1,058,138
Zur Rose Group AG *(a)	14,718	690,997
		129,229,184

United Kingdom 12.3%
888 Holdings plc	608,041	873,075
AG Barr plc	152,030	889,817
AJ Bell plc	516,158	1,765,768
Alfa Financial Software Holdings plc	180,656	360,512
Alphawave IP Group plc *	384,607	600,583
AO World plc *(a)	539,674	283,589
Ascential plc *	775,425	1,831,637
Ashmore Group plc	863,880	2,042,588
Assura plc	5,332,268	4,042,314
Aston Martin Lagonda Global Holdings plc *(a)	134,859	699,401
Auction Technology Group plc *	160,488	1,540,636
Avon Rubber plc	54,186	507,874
Babcock International Group plc *	465,191	1,780,864
Bakkavor Group plc	274,353	255,070
Balfour Beatty plc	1,140,321	4,182,317
Bank of Georgia Group plc	69,286	1,612,424
Beazley plc	1,096,904	7,441,163
Biffa plc	414,445	1,940,566
Big Yellow Group plc	308,667	4,776,893
Bodycote plc	344,483	2,206,626
Brewin Dolphin Holdings plc *	535,731	3,191,688
Bridgepoint Group plc	470,232	1,370,093
Britvic plc	479,757	4,365,477
Bytes Technology Group plc	369,884	1,794,755
C&C Group plc *	716,171	1,433,339
Capita plc *	3,012,543	911,403
Capital & Counties Properties plc	1,348,456	1,882,876
Capricorn Energy plc *	579,209	1,564,953
Carnival plc *	287,027	2,433,412
Centamin plc	2,012,167	2,124,079
Chemring Group plc	521,933	1,900,915
Cineworld Group plc *(a)	1,817,893	71,920
Clarkson plc	45,642	1,601,237
Close Brothers Group plc	277,699	3,299,162
SECURITY	NUMBER OF SHARES	VALUE ($)
CLS Holdings plc	290,350	633,133
CMC Markets plc	189,933	507,209
Coats Group plc	2,668,206	1,865,939
Computacenter plc	139,316	4,004,069
ContourGlobal plc	321,574	965,393
Countryside Properties plc *	917,113	2,580,375
Cranswick plc	95,918	3,439,825
Crest Nicholson Holdings plc	459,305	1,252,744
Currys plc	1,789,510	1,326,408
Darktrace plc *	629,315	3,743,368
Devro plc	308,090	666,798
Diploma plc	220,551	6,446,624
Domino's Pizza Group plc	799,253	2,194,825
Drax Group plc	729,594	5,399,357
Dunelm Group plc	204,338	1,637,030
Elementis plc *	1,177,225	1,520,499
Endeavour Mining plc	334,127	6,543,338
Energean plc *	245,492	3,696,369
Essentra plc	544,051	1,259,785
Euromoney Institutional Investor plc	195,754	3,307,356
FDM Group Holdings plc	152,014	1,346,083
Ferrexpo plc	538,396	933,451
Finablr plc *(b)	225,475	0
FirstGroup plc	1,400,306	1,875,435
Frasers Group plc *	318,186	2,980,441
Future plc	204,704	3,706,291
Games Workshop Group plc	59,191	4,893,543
Genuit Group plc	420,630	1,762,002
Genus plc	119,365	3,494,550
Grafton Group plc	398,495	3,351,078
Grainger plc	1,325,800	4,137,523
Great Portland Estates plc	454,459	2,633,466
Greencore Group plc *	965,167	955,169
Greggs plc	181,164	3,889,304
Halfords Group plc	424,010	644,352
Hammerson plc (a)	8,070,515	2,050,023
Harbour Energy plc	1,071,532	5,947,400
Hays plc	2,772,230	3,783,824
Helical plc	195,399	886,728
Helios Towers plc *	1,430,410	2,067,216
Hill & Smith Holdings plc	146,565	1,777,058
Hilton Food Group plc	124,984	1,410,684
Hochschild Mining plc	596,391	451,074
Ibstock plc	684,125	1,510,103
IG Group Holdings plc	730,968	6,961,786
Inchcape plc	687,751	6,082,029
Indivior plc *	1,111,804	3,743,953
IntegraFin Holdings plc	534,235	1,669,714
Investec plc	1,211,790	5,854,480
IP Group plc	1,747,574	1,423,434
IWG plc *	1,312,120	2,456,593
J.D. Wetherspoon plc *	154,093	864,238
John Wood Group plc *	1,226,227	1,845,614
JTC plc	236,618	2,109,018
Jupiter Fund Management plc	770,722	871,701
Just Group plc	1,850,414	1,550,262
Kainos Group plc	105,937	1,678,914
Keller Group plc	132,480	1,083,701
Lancashire Holdings Ltd.	437,137	2,510,709
Liontrust Asset Management plc	113,363	1,208,288
LondonMetric Property plc	1,736,728	4,389,300
LXI REIT plc	2,732,105	4,679,601
Man Group plc	2,385,057	6,771,615
Marks & Spencer Group plc *	3,621,996	5,137,541
Marshalls plc	418,448	1,629,188
Marston's plc *	1,151,168	487,042
Mediclinic International plc	724,131	4,225,632
Micro Focus International plc	609,929	3,676,315

62
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Mitchells & Butlers plc *	471,051	846,837
Mitie Group plc	2,632,255	2,226,722
Molten Ventures plc *	275,899	1,200,033
Moneysupermarket.com Group plc	929,301	2,133,473
Moonpig Group plc *	471,644	1,075,109
Morgan Advanced Materials plc	524,980	1,621,851
Morgan Sindall Group plc	77,730	1,561,109
National Express Group plc *	994,249	2,029,217
NCC Group plc	548,714	1,251,428
Network International Holdings plc *	866,663	2,428,345
Ninety One plc	745,244	1,712,652
OSB Group plc	692,953	4,434,760
Oxford Biomedica plc *	135,545	720,781
Oxford Instruments plc	98,396	2,301,321
Oxford Nanopore Technologies plc *	1,149,107	3,663,656
Pagegroup plc	573,663	2,898,346
Paragon Banking Group plc	436,838	2,729,596
Petershill Partners plc	542,730	1,424,079
Petrofac Ltd. *	754,575	1,047,482
Pets at Home Group plc	864,457	3,188,646
Playtech plc *	556,661	2,901,833
Plus500 Ltd.	174,015	3,438,175
Premier Foods plc	1,310,028	1,640,199
Primary Health Properties plc	2,423,179	3,854,408
Provident Financial plc	470,637	944,667
PureTech Health plc *	279,134	807,129
PZ Cussons plc	349,012	790,291
QinetiQ Group plc	1,045,399	4,238,028
Quilter plc	2,491,331	3,051,105
Rank Group plc *	387,498	339,522
Rathbone Brothers plc	112,885	2,366,980
Redde Northgate plc	444,194	1,770,259
Redrow plc	418,395	2,463,432
Rhi Magnesita N.V.	53,597	1,128,191
Rotork plc	1,544,107	4,434,311
S4 Capital plc *	968,231	1,497,296
Safestore Holdings plc	371,363	4,770,582
Savills plc	245,917	2,712,692
Senior plc *	753,374	1,143,120
Serco Group plc	2,191,537	4,465,176
Shaftesbury plc	507,601	2,435,818
SIG plc *	1,234,798	482,768
Sirius Real Estate Ltd.	1,980,991	1,874,031
Softcat plc	225,413	3,399,285
Spectris plc	202,317	6,568,107
Spire Healthcare Group plc *	515,117	1,393,582
Spirent Communications plc	1,094,015	3,284,329
SSP Group plc *	1,438,216	3,542,816
Synthomer plc	660,165	1,510,986
TBC Bank Group plc	64,695	1,335,451
Telecom Plus plc	119,016	2,700,496
The Restaurant Group plc *	1,418,444	676,375
The Unite Group plc	584,677	7,150,269
TI Fluid Systems plc	577,534	985,179
TP ICAP Group plc	1,453,803	2,603,442
Trainline plc *	856,270	3,444,401
Tritax Big Box REIT plc	3,427,662	6,640,731
Trustpilot Group plc *	600,778	447,402
Tullow Oil plc *	2,590,580	1,464,998
Vesuvius plc	391,843	1,583,965
Victrex plc	150,595	3,066,565
Virgin Money UK plc	2,269,824	3,951,186
Vistry Group plc	400,788	3,600,275
Volution Group plc	351,803	1,428,659
Watches of Switzerland Group plc *	427,976	3,906,753
WH Smith plc *	227,578	3,785,455
Wickes Group plc	468,386	650,747
Wizz Air Holdings plc *	44,873	1,116,340
SECURITY	NUMBER OF SHARES	VALUE ($)
Workspace Group plc	259,083	1,572,160
XP Power Ltd.	29,326	667,460
		416,489,806
Total Common Stocks (Cost $3,629,244,968)		3,362,693,873

PREFERRED STOCKS 0.2% OF NET ASSETS

Germany 0.1%
Draegerwerk AG & Co. KGaA	17,441	826,907
Jungheinrich AG	86,167	2,110,677
Schaeffler AG	140,545	734,183
		3,671,767

Italy 0.1%
Danieli & C Officine Meccaniche S.p.A. - RSP	64,848	828,140

Republic of Korea 0.0%
Daishin Securities Co., Ltd.	48,220	510,122

Sweden 0.0%
Corem Property Group AB	21,466	567,272
Total Preferred Stocks (Cost $7,109,453)		5,577,301

RIGHTS 0.0% OF NET ASSETS

Australia 0.0%
Paradigm Biopharmaceuticals
expires 09/07/22, strike AUD 1.30 *(a)(b)	23,032	0
Total Rights (Cost $0)		0

WARRANTS 0.0% OF NET ASSETS

Australia 0.0%
PointsBet Holdings Ltd.
expires 07/08/24 *(b)	19,829	4,279

Italy 0.0%
Webuild S.p.A.
expires 08/02/30 *(a)(b)	44,499	62,868

Singapore 0.0%
Ezion Holdings Ltd.
expires 04/16/24 *(b)	802,298	0
Total Warrants (Cost $0)		67,147

INVESTMENT COMPANIES 0.1% OF NET ASSETS

United Kingdom 0.1%
Picton Property Income Ltd.	951,005	1,001,463
Balanced Commercial Property Trust Ltd.	866,694	1,073,028

63
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
UK Commercial Property REIT Ltd.	1,311,975	1,080,843
		3,155,334
Total Investment Companies (Cost $3,624,002)		3,155,334

SHORT-TERM INVESTMENTS 1.8% OF NET ASSETS

Money Market Funds 1.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.25% (c)	4,342,439	4,342,439
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.25% (c)(d)	56,448,567	56,448,567
		60,791,006
Total Short-Term Investments (Cost $60,791,006)		60,791,006
Total Investments in Securities (Cost $3,700,769,429)		3,432,284,661

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
MSCI EAFE Index, expires 09/16/22	110	10,049,050	(493,549)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $53,418,691.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Savings Shares)
AUD —	Australian Dollar

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$2,384,672,294	$—	$—	$2,384,672,294
Australia	243,699,261	—	2,544,273*	246,243,534
Hong Kong	38,405,826	—	10,723*	38,416,549
Republic of Korea	182,620,469	—	160,311	182,780,780
Singapore	40,869,044	—	0*	40,869,044
Spain	53,221,866	—	0*	53,221,866
United Kingdom	416,489,806	—	0*	416,489,806
Preferred Stocks[1]	5,577,301	—	—	5,577,301
Rights [1]
Australia	—	—	0*	0
Warrants [1]
Australia	—	—	4,279	4,279
Italy	—	—	62,868	62,868
Singapore	—	—	0*	0
Investment Companies[1]	3,155,334	—	—	3,155,334
Short-Term Investments[1]	60,791,006	—	—	60,791,006
Liabilities
Futures Contracts[2]	(493,549)	—	—	(493,549)
Total	$3,429,008,658	$—	$2,782,454	$3,431,791,112

*	Level 3 amount shown includes securities determined to have no value at August 31, 2022.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
64
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
65
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Statement of Assets and Liabilities

As of August 31, 2022
Assets
Investments in securities, at value - unaffiliated (cost $3,700,769,429) including securities on loan of $53,418,691		$3,432,284,661
Foreign currency, at value (cost $2,947,439)		2,936,780
Deposit with broker for futures contracts		1,072,068
Receivables:
Dividends		6,210,577
Foreign tax reclaims		2,053,342
Income from securities on loan		231,275
Investments sold	+	73,059
Total assets		3,444,861,762
Liabilities
Collateral held for securities on loan		56,448,567
Payables:
Investments bought		5,128,374
Management fees		327,308
Foreign capital gains tax		175,228
Variation margin on futures contracts	+	73,584
Total liabilities		62,153,061
Net assets		$3,382,708,701
Net Assets by Source
Capital received from investors		$3,872,525,446
Total distributable loss	+	(489,816,745)
Net assets		$3,382,708,701

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$3,382,708,701		106,800,000		$31.67

66
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Statement of Operations

For the period September 1, 2021 through August 31, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $11,447,051)		$91,313,655
Securities on loan, net	+	2,772,751
Total investment income		94,086,406
Expenses
Management fees		3,972,896
Proxy fees[1]		162,951
Professional fees	+	10,892 [2]
Total expenses		4,146,739
Expense reduction by investment adviser	–	10,892 [2]
Net expenses	–	4,135,847
Net investment income		89,950,559
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated (net of foreign capital gains tax paid of ($161))		(21,527,290)
Net realized gains on sales of in-kind redemptions - unaffiliated		94,251,031
Net realized losses on futures contracts		(3,084,900)
Net realized losses on foreign currency transactions	+	(1,385,835)
Net realized gains		68,253,006
Net change in unrealized appreciation (depreciation) on securities - unaffiliated (net of change in foreign capital gains tax of ($63,642))		(1,173,080,007)
Net change in unrealized appreciation (depreciation) on futures contracts		(518,125)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(424,496)
Net change in unrealized appreciation (depreciation)	+	(1,174,022,628)
Net realized and unrealized losses		(1,105,769,622)
Decrease in net assets resulting from operations		($1,015,819,063)

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).
[2]	Professional fees associated with the filing of tax claims in the European Union deemed to be non-contingent and non-routine expenses of the fund (see financial notes 2(d) and 4 for additional information).
67
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Small-Cap Equity ETF
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	9/1/21-8/31/22		9/1/20-8/31/21
Net investment income		$89,950,559	$59,652,040
Net realized gains		68,253,006	84,777,800
Net change in unrealized appreciation (depreciation)	+	(1,174,022,628)	736,532,643
Increase (decrease) in net assets resulting from operations		($1,015,819,063)	$880,962,483
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($93,611,110)	($66,927,200)

TRANSACTIONS IN FUND SHARES
	9/1/21-8/31/22			9/1/20-8/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		21,600,000	$800,090,348	12,900,000	$508,015,311
Shares redeemed	+	(3,500,000)	(140,297,403)	(2,400,000)	(85,575,957)
Net transactions in fund shares		18,100,000	$659,792,945	10,500,000	$422,439,354
SHARES OUTSTANDING AND NET ASSETS
	9/1/21-8/31/22			9/1/20-8/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		88,700,000	$3,832,345,929	78,200,000	$2,595,871,292
Total increase (decrease)	+	18,100,000	(449,637,228)	10,500,000	1,236,474,637
End of period		106,800,000	$3,382,708,701	88,700,000	$3,832,345,929
68
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Financial Statements
FINANCIAL HIGHLIGHTS
	9/1/21– 8/31/22	9/1/20– 8/31/21	9/1/19– 8/31/20	9/1/18– 8/31/19	9/1/17– 8/31/18
Per-Share Data
Net asset value at beginning of period	$31.64	$27.11	$24.82	$25.89	$26.99
Income (loss) from investment operations:
Net investment income (loss)[1]	0.93	0.63	0.79	0.72	0.68
Net realized and unrealized gains (losses)	(6.63)	4.64	2.34	(1.00)	(1.13)
Total from investment operations	(5.70)	5.27	3.13	(0.28)	(0.45)
Less distributions:
Distributions from net investment income	(0.72)	(0.74)	(0.84)	(0.79)	(0.65)
Net asset value at end of period	$25.22	$31.64	$27.11	$24.82	$25.89
Total return	(18.32%)	19.53%	12.76%	(0.97%)	(1.79%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.11% [2]	0.11%	0.12% [3]	0.13%	0.13%
Net investment income (loss)	3.33%	2.04%	3.16%	2.85%	2.48%
Portfolio turnover rate[4]	13%	15%	15%	13%	18%
Net assets, end of period (x 1,000,000)	$8,557	$9,505	$7,196	$5,804	$4,901

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
[3]	Effective February 25, 2020, the annual operating expense ratio was reduced to 0.11%. The ratio presented for the period ended 8/31/20 is a blended ratio.
[4]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
69
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 97.6% OF NET ASSETS

Brazil 4.7%
Ambev S.A.	6,167,357	18,177,097
Americanas S.A.	948,843	2,992,491
Armac Locacao Logistica E Servicos S.A.	99,496	307,264
Atacadao S.A.	373,785	1,424,870
Auren Energia S.A.	372,539	1,105,177
B3 S.A. - Brasil Bolsa Balcao	8,460,128	19,350,032
Banco Bradesco S.A.	2,200,101	6,726,423
Banco BTG Pactual S.A.	1,603,208	7,875,245
Banco do Brasil S.A.	1,192,929	9,599,153
Banco Santander Brasil S.A.	504,053	2,857,371
BB Seguridade Participacoes S.A.	954,080	5,207,756
BR Malls Participacoes S.A.	1,122,596	1,787,573
BRF S.A. *	1,158,824	3,545,138
Caixa Seguridade Participacoes S.A.	643,736	1,131,912
CCR S.A.	1,549,148	4,123,287
Centrais Eletricas Brasileiras S.A.	1,764,979	15,708,007
Cia Brasileira de Distribuicao	226,478	948,139
Cia de Saneamento Basico do Estado de Sao Paulo	469,694	4,455,792
Cia Energetica de Minas Gerais	455,401	1,612,055
Cia Paranaense de Energia	691,778	875,905
Cielo S.A. *	1,696,541	1,800,999
Companhia Siderurgica Nacional S.A.	888,125	2,365,591
Cosan S.A.	1,670,709	6,442,919
CPFL Energia S.A.	249,051	1,681,010
CSN Mineracao S.A.	799,440	558,574
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	390,198	1,066,436
Dexco S.A.	403,944	767,190
EDP - Energias do Brasil S.A.	363,089	1,590,135
Embraer S.A. *	1,020,432	2,721,940
Energisa S.A.	350,306	2,859,379
Eneva S.A. *	1,962,014	5,869,758
Engie Brasil Energia S.A.	237,027	1,852,846
Equatorial Energia S.A.	1,252,649	5,846,179
GPS Participacoes e Empreendimentos S.A.	732,455	1,922,677
Grendene S.A.	498,382	734,923
GRUPO DE MODA SOMA S.A.	629,980	1,645,171
Grupo Mateus S.A. *	531,035	658,028
Hapvida Participacoes e Investimentos S.A.	5,615,903	7,891,097
Hypera S.A.	558,300	4,641,185
Itau Unibanco Holding S.A.	550,380	2,351,942
JBS S.A.	1,892,878	10,810,705
Klabin S.A.	1,124,325	4,086,284
Localiza Rent a Car S.A.	1,047,502	12,296,667
Locaweb Servicos de Internet S.A. *	589,303	1,063,498
Lojas Renner S.A. *	1,342,354	6,858,157
M Dias Branco S.A.	187,226	1,527,513
Magazine Luiza S.A. *	4,177,299	3,442,785
Marfrig Alimentos S.A.	476,604	1,209,678
SECURITY	NUMBER OF SHARES	VALUE ($)
Multiplan Empreendimentos Imobiliarios S.A.	386,224	1,796,564
Natura & Co. Holding S.A.	1,319,758	3,673,212
Neoenergia S.A.	293,856	937,549
Odontoprev S.A.	353,638	613,628
Petro Rio S.A. *	958,980	5,054,959
Petroleo Brasileiro S.A.	5,140,461	36,879,161
Porto Seguro S.A.	249,148	1,015,154
Raia Drogasil S.A.	1,490,113	6,258,417
Rede D'Or Sao Luiz S.A.	635,930	4,091,015
Rumo S.A.	1,767,548	6,894,836
Sao Martinho S.A.	223,338	1,373,393
Sendas Distribuidora S.A.	1,081,312	3,838,125
SIMPAR S.A.	430,436	888,953
Smartfit Escola de Ginastica e Danca S.A. *	145,045	465,846
Sul America S.A.	555,703	2,649,269
Suzano S.A.	1,015,412	8,674,413
Telefonica Brasil S.A.	601,071	4,772,836
TIM S.A.	1,125,121	2,569,037
TOTVS S.A.	636,468	3,507,269
Transmissora Alianca de Energia Eletrica S.A.	296,200	2,382,864
Ultrapar Participacoes S.A.	1,136,126	2,966,953
Usinas Siderurgicas de Minas Gerais S.A.	310,149	486,086
Vale S.A.	5,727,938	71,309,014
Vamos Locacao de Caminhoes Maquinas e Equipamentos S.A.	296,428	807,296
Via S.A. *	2,255,684	1,401,911
Vibra Energia S.A.	1,582,777	5,608,914
WEG S.A.	2,075,916	11,335,199
YDUQS Participacoes S.A.	434,428	1,032,196
		399,658,022

Chile 0.5%
Banco de Chile	60,265,584	5,740,962
Banco de Credito e Inversiones S.A.	76,611	2,265,887
Banco Santander Chile	84,986,045	3,427,624
CAP S.A.	98,931	801,445
Cencosud S.A.	1,877,924	2,636,163
Cencosud Shopping S.A.	542,291	771,577
Cia Cervecerias Unidas S.A.	195,954	1,069,251
Cia Sud Americana de Vapores S.A.	23,523,392	2,222,942
Colbun S.A.	10,852,902	1,062,675
Empresas CMPC S.A.	1,710,473	3,257,679
Empresas Copec S.A.	687,370	5,953,459
Enel Americas S.A.	26,302,044	2,861,224
Enel Chile S.A.	31,371,775	1,034,010
Falabella S.A.	1,092,382	2,584,708
Itau CorpBanca Chile S.A.	430,711,867	965,072
Plaza S.A.	425,750	479,124
Quinenco S.A.	366,177	950,477

70
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Sociedad Quimica y Minera de Chile S.A., A Shares *	23,752	1,982,438
		40,066,717

China 34.5%
360 DigiTech, Inc., ADR	175,647	2,806,839
360 Security Technology, Inc., A Shares	789,100	837,915
37 Interactive Entertainment Network Technology Group Co., Ltd., A Shares *	134,300	396,848
3SBio, Inc.	2,253,961	1,501,904
ADAMA Ltd., A Shares	119,800	194,466
Addsino Co., Ltd., A Shares	170,900	262,292
Advanced Micro-Fabrication Equipment, Inc. China, A Shares *	60,112	1,074,134
AECC Aero-Engine Control Co., Ltd., A Shares	113,300	440,311
AECC Aviation Power Co., Ltd., A Shares	243,300	1,622,459
Agile Group Holdings Ltd. *(a)	2,027,353	712,906
Agricultural Bank of China Ltd., A Shares	8,796,800	3,636,861
Agricultural Bank of China Ltd., H Shares	43,570,399	14,266,539
Aier Eye Hospital Group Co., Ltd., A Shares	679,672	2,900,675
Air China Ltd., A Shares *	745,200	1,114,522
Air China Ltd., H Shares *	1,948,522	1,566,494
Akeso, Inc. *	683,144	2,206,400
Alibaba Group Holding Ltd. *	21,041,013	252,797,228
Alibaba Health Information Technology Ltd. *	6,727,903	3,900,184
Alibaba Pictures Group Ltd. *	17,738,821	1,401,233
A-Living Smart City Services Co., Ltd.	942,268	974,820
All Winner Technology Co., Ltd., A Shares	49,780	162,406
Alpha Group, A Shares *	173,100	134,090
Aluminum Corp. of China Ltd., A Shares	1,426,300	933,135
Aluminum Corp. of China Ltd., H Shares	5,032,481	1,859,406
Amlogic Shanghai Co., Ltd., A Shares *	40,017	500,158
An Hui Wenergy Co,. Ltd., A Shares *	224,900	164,428
Angang Steel Co., Ltd., H Shares	2,443,689	765,905
Angel Yeast Co., Ltd., A Shares	77,500	545,931
Angelalign Technology, Inc. (a)	36,240	636,255
Anhui Anke Biotechnology Group Co., Ltd., A Shares	148,500	200,770
Anhui Conch Cement Co., Ltd., A Shares	443,100	2,051,737
Anhui Conch Cement Co., Ltd., H Shares	1,576,965	6,027,501
Anhui Expressway Co., Ltd., H Shares	824,732	598,938
Anhui Gujing Distillery Co., Ltd., A Shares	74,604	2,761,307
Anhui Kouzi Distillery Co., Ltd., A Shares	23,200	170,124
Anhui Yingjia Distillery Co., Ltd., A Shares	30,900	240,035
Anhui Zhongding Sealing Parts Co., Ltd., A Shares	113,200	267,829
Anjoy Foods Group Co., Ltd., A Shares	30,300	681,816
ANTA Sports Products Ltd.	1,590,819	19,234,502
Apeloa Pharmaceutical Co., Ltd., A Shares	120,600	315,603
SECURITY	NUMBER OF SHARES	VALUE ($)
Asymchem Laboratories Tianjin Co., Ltd., A Shares	21,280	529,565
Autohome, Inc., ADR	83,528	2,974,432
Avary Holding Shenzhen Co., Ltd., A Shares	76,700	330,007
AVIC Electromechanical Systems Co., Ltd., A Shares	254,800	410,279
AVIC Industry-Finance Holdings Co., Ltd., A Shares	750,700	368,078
AviChina Industry & Technology Co., Ltd., H Shares	3,295,377	1,608,044
AVICOPTER plc, A Shares	57,300	350,439
BAIC Motor Corp., Ltd., H Shares	3,037,875	839,892
Baidu, Inc., A Shares *	3,135,420	56,525,724
Bank of Beijing Co., Ltd., A Shares	2,143,400	1,284,134
Bank of Changsha Co., Ltd., A Shares	377,900	373,868
Bank of Chengdu Co., Ltd., A Shares	147,900	336,626
Bank of China Ltd., A Shares	4,915,100	2,167,519
Bank of China Ltd., H Shares	105,762,366	37,190,688
Bank of Communications Co., Ltd., A Shares	4,280,300	2,843,785
Bank of Communications Co., Ltd., H Shares	9,644,315	5,504,823
Bank of Guiyang Co., Ltd., A Shares	618,800	501,787
Bank of Hangzhou Co., Ltd., A Shares	613,200	1,274,692
Bank of Jiangsu Co., Ltd., A Shares	559,500	588,430
Bank of Nanjing Co., Ltd., A Shares	940,900	1,449,523
Bank of Ningbo Co., Ltd., A Shares	631,260	2,731,609
Bank of Qingdao Co., Ltd., A Shares	309,490	154,890
Bank of Shanghai Co., Ltd., A Shares	1,453,670	1,246,265
Bank of Suzhou Co., Ltd., A Shares	171,490	161,948
Bank of Zhengzhou Co., Ltd., A Shares *	725,370	269,375
Baoshan Iron & Steel Co., Ltd., A Shares *	1,778,932	1,375,446
BBMG Corp., A Shares	2,040,800	775,638
BeiGene Ltd. *	931,983	12,242,233
Beijing Capital Development Co., Ltd., A Shares	247,000	156,580
Beijing Capital Eco-Environment Protection Group Co., Ltd., A Shares	708,900	288,967
Beijing Capital International Airport Co., Ltd., H Shares *	2,334,951	1,469,598
Beijing Dabeinong Technology Group Co., Ltd., A Shares *	463,900	582,100
Beijing Easpring Material Technology Co., Ltd., A Shares	49,000	558,909
Beijing E-Hualu Information Technology Co., Ltd., A Shares *	90,000	191,396
Beijing Enlight Media Co., Ltd., A Shares	270,800	363,369
Beijing Enterprises Holdings Ltd.	662,466	1,975,029
Beijing Enterprises Water Group Ltd.	5,534,503	1,424,374
Beijing Jetsen Technology Co., Ltd., A Shares *	298,000	236,029
Beijing Jingneng Clean Energy Co., Ltd., H Shares	2,306,546	484,886
Beijing Kingsoft Office Software, Inc., A Shares	43,385	1,133,597
Beijing New Building Materials plc, A Shares	164,100	625,830
Beijing Orient National Communication Science & Technology Co., Ltd., A Shares *	119,100	142,881

71
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Beijing Originwater Technology Co., Ltd., A Shares	298,600	238,670
Beijing Roborock Technology Co., Ltd., A Shares	8,471	393,262
Beijing Sanju Environmental Protection and New Material Co., Ltd., A Shares	206,800	140,696
Beijing Shiji Information Technology Co., Ltd., A Shares	194,600	367,828
Beijing Shougang Co., Ltd., A Shares *	799,700	477,949
Beijing Shunxin Agriculture Co., Ltd., A Shares	70,600	244,771
Beijing Sinnet Technology Co., Ltd., A Shares	230,100	310,425
Beijing SL Pharmaceutical Co., Ltd., A Shares	104,100	136,212
Beijing Tiantan Biological Products Corp., Ltd., A Shares	164,760	532,505
Beijing Ultrapower Software Co., Ltd., A Shares	288,100	183,052
Beijing United Information Technology Co., Ltd., A Shares	49,590	712,750
Beijing Wantai Biological Pharmacy Enterprise Co., Ltd., A Shares	27,289	505,319
Beijing Yanjing Brewery Co., Ltd., A Shares	371,600	493,235
Beijing Yuanliu Hongyuan Electronic Technology Co., Ltd., A Shares	21,700	373,274
Beijing Zhong Ke San Huan High-Tech Co., Ltd., A Shares	117,530	265,116
Beijing-Shanghai High Speed Railway Co., Ltd., A Shares	2,759,700	1,853,531
Betta Pharmaceuticals Co., Ltd., A Shares	22,700	149,466
BGI Genomics Co., Ltd., A Shares	15,600	136,639
Bilibili, Inc., Z Shares *	355,876	8,619,355
Bloomage Biotechnology Corp., Ltd., A Shares	34,275	711,250
Blue Moon Group Holdings Ltd. (a)	1,250,295	955,780
Bluefocus Intelligent Communications Group Co., Ltd., A Shares	245,100	202,308
Bluestar Adisseo Co., A Shares	97,500	150,771
BOC International China Co., Ltd., A Shares	91,600	166,230
BOE Technology Group Co., Ltd., A Shares	3,826,100	2,053,596
BOE Technology Group Co., Ltd., B Shares	1,370,300	687,869
Bosideng International Holdings Ltd.	3,702,648	2,085,109
Bright Dairy & Food Co., Ltd., A Shares	129,100	212,184
BTG Hotels Group Co., Ltd., A Shares	102,500	319,088
BYD Co., Ltd., A Shares	188,400	7,870,463
BYD Co., Ltd., H Shares	1,144,730	35,324,106
BYD Electronic International Co., Ltd.	1,088,712	2,899,034
By-health Co., Ltd., A Shares	155,300	420,153
C&S Paper Co., Ltd., A Shares	119,000	190,578
Caitong Securities Co., Ltd., A Shares	542,060	596,824
Camel Group Co., Ltd., A Shares	112,600	178,859
CanSino Biologics, Inc., H Shares	127,315	798,877
CECEP Solar Energy Co., Ltd., A Shares *	350,700	411,059
CECEP Wind-Power Corp., A Shares	485,400	351,364
Central China Securities Co., Ltd., A Shares	690,700	391,763
CGN Power Co., Ltd., H Shares	16,956,495	4,039,910
SECURITY	NUMBER OF SHARES	VALUE ($)
Changchun High & New Technology Industry Group, Inc., A Shares	36,500	937,604
Changjiang Securities Co., Ltd., A Shares	524,900	433,257
Changzhou Xingyu Automotive Lighting Systems Co., Ltd., A Shares	26,400	537,226
Chaozhou Three-Circle Group Co., Ltd., A Shares	169,408	665,979
Chengdu Xingrong Environment Co., Ltd., A Shares	283,400	211,721
Chengxin Lithium Group Co., Ltd., A Shares	81,300	627,185
China Baoan Group Co., Ltd., A Shares	261,200	559,264
China Cinda Asset Management Co., Ltd., H Shares	11,803,642	1,624,178
China CITIC Bank Corp., Ltd., A Shares	460,600	299,336
China CITIC Bank Corp., Ltd., H Shares	13,563,231	5,823,540
China Coal Energy Co., Ltd., H Shares	3,882,947	3,467,955
China Communications Services Corp., Ltd., H Shares	3,260,919	1,400,116
China Conch Environment Protection Holdings Ltd. *	1,842,701	1,648,109
China Conch Venture Holdings Ltd.	2,116,353	4,330,396
China Construction Bank Corp., A Shares	2,004,200	1,604,860
China Construction Bank Corp., H Shares	129,324,874	80,242,601
China CSSC Holdings Ltd., A Shares	431,400	1,567,009
China East Education Holdings Ltd.	639,016	271,927
China Eastern Airlines Corp., Ltd., A Shares *	951,800	677,929
China Eastern Airlines Corp., Ltd., H Shares *	2,325,905	803,073
China Energy Engineering Corp., Ltd.	3,181,600	1,043,064
China Everbright Bank Co., Ltd., A Shares	4,085,800	1,701,046
China Everbright Bank Co., Ltd., H Shares	3,990,520	1,225,295
China Everbright Environment Group Ltd.	4,951,914	2,454,238
China Everbright Ltd.	1,178,177	863,122
China Evergrande Group *(b)	5,098,336	803,836
China Feihe Ltd.	5,487,495	4,551,443
China Galaxy Securities Co., Ltd., H Shares	5,742,524	3,146,047
China Gas Holdings Ltd.	4,207,743	5,972,118
China Great Wall Securities Co., Ltd., A Shares	222,500	299,849
China Greatwall Technology Group Co., Ltd., A Shares	342,900	451,659
China Hongqiao Group Ltd.	3,022,236	2,949,518
China International Capital Corp., Ltd., A Shares	88,600	535,953
China International Capital Corp., Ltd., H Shares	2,069,203	3,653,931
China International Marine Containers Group Co., Ltd., H Shares	1,223,565	1,017,968
China Jinmao Holdings Group Ltd. *	9,049,620	1,913,958
China Jushi Co., Ltd., A Shares	383,277	801,187
China Lesso Group Holdings Ltd.	1,313,740	1,566,676
China Life Insurance Co., Ltd., H Shares	10,520,006	15,118,860
China Literature Ltd. *	566,796	2,310,845
China Longyuan Power Group Corp., Ltd., H Shares	4,671,015	7,569,938
China Medical System Holdings Ltd.	1,666,245	2,471,074

72
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
China Meheco Co., Ltd., A Shares	138,040	255,713
China Meidong Auto Holdings Ltd.	638,672	1,308,452
China Mengniu Dairy Co., Ltd. *	4,398,121	19,976,559
China Merchants Bank Co., Ltd., A Shares	2,052,600	10,436,369
China Merchants Bank Co., Ltd., H Shares	5,271,220	27,065,133
China Merchants Expressway Network & Technology Holdings Co. Ltd, A Shares	267,600	293,471
China Merchants Port Holdings Co., Ltd.	2,037,297	3,062,882
China Merchants Securities Co., Ltd., A Shares	704,980	1,355,033
China Merchants Securities Co., Ltd., H Shares	693,080	635,784
China Merchants Shekou Industrial Zone Holdings Co., Ltd., A Shares	726,600	1,540,990
China Minmetals Rare Earth Co., Ltd., A Shares *	91,000	347,576
China Minsheng Banking Corp., Ltd., A Shares	3,805,900	1,987,545
China Minsheng Banking Corp., Ltd., H Shares	8,247,163	2,626,870
China National Accord Medicines Corp., Ltd., B Shares	139,945	303,110
China National Building Material Co., Ltd., H Shares	6,333,345	6,003,438
China National Chemical Engineering Co., Ltd., A Shares	580,800	726,258
China National Nuclear Power Co., Ltd., A Shares	1,756,600	1,623,190
China Nonferrous Metal Industry's Foreign Engineering and Construction Co., Ltd., A Shares *	367,100	260,938
China Northern Rare Earth Group High-Tech Co., Ltd., A Shares	352,300	1,540,327
China Oilfield Services Ltd., A Shares	263,029	558,220
China Oilfield Services Ltd., H Shares	2,318,061	2,409,955
China Overseas Land & Investment Ltd.	5,367,007	14,496,461
China Pacific Insurance Group Co., Ltd., A Shares	582,100	1,770,733
China Pacific Insurance Group Co., Ltd., H Shares	3,698,861	7,851,217
China Petroleum & Chemical Corp., A Shares	4,043,000	2,504,313
China Petroleum & Chemical Corp., H Shares	35,441,701	16,752,608
China Power International Development Ltd.	7,611,635	4,267,019
China Railway Group Ltd., A Shares	2,227,800	1,858,237
China Railway Group Ltd., H Shares	5,316,669	3,048,219
China Railway Signal & Communication Corp., Ltd., A Shares	878,134	564,315
China Railway Signal & Communication Corp., Ltd., H Shares	1,749,345	550,512
China Reinsurance Group Corp., H Shares	11,684,045	863,406
China Resources Beer Holdings Co., Ltd.	2,205,485	15,412,558
China Resources Boya Bio-pharmaceutical Group Co., Ltd., A Shares	40,600	199,303
China Resources Cement Holdings Ltd.	3,048,733	1,883,888
SECURITY	NUMBER OF SHARES	VALUE ($)
China Resources Double Crane Pharmaceutical Co., Ltd., A Shares *	108,140	297,114
China Resources Gas Group Ltd.	1,236,159	4,827,239
China Resources Land Ltd.	3,926,067	16,131,747
China Resources Microelectronics Ltd., A Shares	93,908	713,824
China Resources Mixc Lifestyle Services Ltd.	797,980	3,629,562
China Resources Pharmaceutical Group Ltd.	2,172,917	1,489,428
China Resources Power Holdings Co., Ltd.	2,700,542	5,388,113
China Resources Sanjiu Medical & Pharmaceutical Co., Ltd., A Shares	90,500	518,433
China Ruyi Holdings Ltd. *(a)	3,502,883	892,585
China Shenhua Energy Co., Ltd., A Shares	632,370	2,783,197
China Shenhua Energy Co., Ltd., H Shares	4,848,656	15,258,516
China South Publishing & Media Group Co., Ltd., A Shares	175,200	252,880
China Southern Airlines Co., Ltd., A Shares *	1,826,300	1,706,142
China Southern Airlines Co., Ltd., H Shares *	1,258,964	681,705
China Southern Power Grid Energy Efficiency&Clean Energy Co., Ltd., A Shares	347,800	320,881
China State Construction Engineering Corp., Ltd., A Shares	4,102,800	3,059,148
China State Construction International Holdings Ltd.	2,421,855	2,801,741
China Suntien Green Energy Corp., Ltd., H Shares	2,502,816	1,125,635
China Taiping Insurance Holdings Co., Ltd.	1,974,758	2,022,851
China Three Gorges Renewables Group Co., Ltd., A Shares	2,444,700	2,163,279
China Tourism Group Duty Free Corp., Ltd., A Shares	197,000	5,586,889
China Tower Corp., Ltd., H Shares	65,220,378	8,143,355
China Traditional Chinese Medicine Holdings Co., Ltd.	3,299,716	1,429,386
China TransInfo Technology Co., Ltd., A Shares *	83,400	117,474
China United Network Communications Ltd., A Shares	2,722,400	1,401,966
China Vanke Co., Ltd., A Shares	972,100	2,345,094
China Vanke Co., Ltd., H Shares	2,592,642	5,073,735
China World Trade Center Co., Ltd., A Shares	78,500	170,242
China Yangtze Power Co., Ltd., A Shares	2,221,400	7,727,393
China Zhenhua Group Science & Technology Co., Ltd., A Shares	51,400	836,516
China Zheshang Bank Co., Ltd., A Shares *	824,500	388,715
Chinalin Securities Co., Ltd., A Shares	87,900	185,655
Chinese Universe Publishing and Media Group Co., Ltd., A Shares	118,500	160,554
Chongqing Brewery Co., Ltd., A Shares	45,800	742,123
Chongqing Changan Automobile Co., Ltd., A Shares	813,064	1,712,570
Chongqing Changan Automobile Co., Ltd., B Shares	2,014,198	1,085,517

73
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Chongqing Department Store Co. Ltd, A shares	56,600	186,626
Chongqing Fuling Zhacai Group Co., Ltd., A Shares	85,200	376,096
Chongqing Rural Commercial Bank Co., Ltd., H Shares	4,026,552	1,395,392
Chongqing Water Group Co., Ltd., A Shares	270,900	207,491
Chongqing Zhifei Biological Products Co., Ltd., A Shares	151,000	2,060,121
CIFI Holdings Group Co., Ltd. (a)	5,452,704	1,389,427
CITIC Ltd.	7,404,277	7,650,635
Citic Pacific Special Steel Group Co., Ltd., A Shares	467,110	1,339,624
CITIC Securities Co., Ltd., A Shares	1,192,380	3,376,382
CITIC Securities Co., Ltd., H Shares	3,149,870	6,405,005
CMOC Group Ltd., A Shares	987,200	704,575
CMOC Group Ltd., H Shares	5,258,272	2,358,195
CMST Development Co., Ltd., A Shares	197,700	152,572
CNGR Advanced Material Co., Ltd., A Shares	16,300	220,847
CNOOC Energy Technology & Services Ltd., A Shares	727,900	277,706
Contemporary Amperex Technology Co., Ltd., A Shares *	229,400	16,073,025
COSCO Shipping Development Co., Ltd., A Shares	1,405,200	585,029
COSCO Shipping Development Co., Ltd., H Shares	4,008,102	607,687
COSCO SHIPPING Energy Transportation Co., Ltd., A Shares *	1,026,000	2,098,570
COSCO Shipping Holdings Co., Ltd., A Shares *	1,332,421	2,744,649
COSCO SHIPPING Holdings Co., Ltd., H Shares *	4,478,869	6,722,141
COSCO Shipping Ports Ltd.	2,690,675	1,744,910
Country Garden Holdings Co., Ltd. (a)	10,790,367	3,203,215
Country Garden Services Holdings Co., Ltd.	2,561,291	5,077,647
CRRC Corp., Ltd., A Shares	2,749,600	1,998,317
CRRC Corp., Ltd., H Shares	5,089,062	1,906,246
CSC Financial Co., Ltd., A Shares	538,200	2,079,864
CSC Financial Co., Ltd., H Shares	1,366,424	1,286,542
CSG Holding Co., Ltd., A Shares	454,046	429,442
CSG Holding Co., Ltd., B Shares	808,385	302,803
CSPC Pharmaceutical Group Ltd.	11,903,975	12,118,050
Daan Gene Co., Ltd., A Shares	140,160	359,064
Dada Nexus Ltd., ADR *	90,954	588,472
Dali Foods Group Co., Ltd.	2,836,849	1,297,552
Daqin Railway Co. Ltd, A Shares	1,486,300	1,390,667
DaShenLin Pharmaceutical Group Co., Ltd., A Shares	40,900	198,046
Datang International Power Generation Co., Ltd., H Shares	5,379,680	1,110,364
DHC Software Co., Ltd., A Shares	354,000	298,871
Dian Diagnostics Group Co., Ltd., A Shares	69,500	311,833
Digital China Information Service Co., Ltd., A Shares	80,400	122,112
Do-Fluoride New Materials Co., Ltd., A Shares	70,200	413,549
Dong-E-E-Jiao Co., Ltd., A Shares	58,500	290,737
Dongfang Electric Corp., Ltd., A Shares	268,900	768,447
Dongfang Electric Corp., Ltd., H Shares	448,568	597,797
SECURITY	NUMBER OF SHARES	VALUE ($)
Dongfeng Motor Group Co., Ltd., H Shares	4,014,871	2,552,502
Dongguan Development Holdings Co., Ltd., A Shares	114,100	165,352
Dongxing Securities Co., Ltd., A Shares	284,900	343,440
East Group Co., Ltd., A Shares	188,800	210,887
East Money Information Co., Ltd., A Shares	1,302,319	4,193,990
Eastroc Beverage Group Co., Ltd., A Shares	16,000	353,467
Easyhome New Retail Group Co., Ltd., A Shares	230,300	138,643
Ecovacs Robotics Co., Ltd., A Shares	51,700	611,981
ENN Ecological Holdings Co., Ltd., A Shares	254,275	757,637
ENN Energy Holdings Ltd.	1,065,487	15,529,882
Eternal Asia Supply Chain Management Ltd., A Shares	239,100	203,252
Eve Energy Co., Ltd., A Shares	189,636	2,613,098
Everbright Securities Co., Ltd., A Shares	543,000	1,263,459
Evergrande Property Services Group Ltd. *(a)(b)	5,635,472	1,238,549
Fangda Carbon New Material Co., Ltd., A Shares *	349,780	353,659
Far East Horizon Ltd.	3,106,253	2,354,766
FAW Jiefang Group Co., Ltd., A Shares	236,400	279,830
Fiberhome Telecommunication Technologies Co., Ltd., A Shares	98,800	206,241
Financial Street Holdings Co., Ltd., A Shares	274,900	216,138
First Capital Securities Co., Ltd., A Shares	624,200	557,778
Flat Glass Group Co., Ltd., A Shares *	71,500	415,192
Flat Glass Group Co., Ltd., H Shares *	609,575	2,015,387
Focus Media Information Technology Co., Ltd., A Shares	1,460,500	1,283,900
Foshan Haitian Flavouring & Food Co., Ltd., A Shares	401,354	4,690,338
Fosun International Ltd.	2,963,887	2,186,423
Founder Securities Co., Ltd., A Shares	763,300	769,551
Foxconn Industrial Internet Co., Ltd., A Shares	1,194,700	1,610,021
Fujian Funeng Co., Ltd., A Shares	110,300	188,485
Fujian Sunner Development Co., Ltd., A Shares	120,900	391,451
Full Truck Alliance Co., Ltd., ADR *	881,628	6,964,861
Fuyao Glass Industry Group Co., Ltd., A Shares	176,300	998,945
Fuyao Glass Industry Group Co., Ltd., H Shares	861,071	4,113,999
Gan & Lee Pharmaceuticals Co., Ltd., A Shares	20,000	106,476
Ganfeng Lithium Co., Ltd., A Shares	176,120	2,189,508
Ganfeng Lithium Co., Ltd., H Shares	298,471	2,637,197
G-bits Network Technology Xiamen Co., Ltd., A Shares	6,200	256,641
GCL System Integration Technology Co., Ltd., A Shares *	562,600	299,518
GD Power Development Co., Ltd., A Shares *	1,790,500	1,129,850
GDS Holdings Ltd., A shares *	1,283,804	4,457,170
Geely Automobile Holdings Ltd.	7,582,699	15,360,838
GEM Co., Ltd., A Shares	435,100	527,027
Gemdale Corp., A Shares	436,500	738,312

74
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Genscript Biotech Corp. *	1,361,605	4,415,022
GF Securities Co., Ltd., A Shares	570,800	1,361,266
GF Securities Co., Ltd., H Shares	1,574,174	2,061,768
Gigadevice Semiconductor Beijing, Inc., A Shares	64,484	1,084,813
Ginlong Technologies Co., Ltd., A Shares	37,350	1,244,810
Glarun Technology Co., Ltd., A Shares	112,900	239,932
GoerTek, Inc., A Shares	342,200	1,612,327
Goke Microelectronics Co., Ltd., A Shares	17,300	179,938
GOME Retail Holdings Ltd. *(a)	16,537,574	518,323
GoodWe Technologies Co. Ltd., A Shares	9,632	435,941
Gotion High-tech Co., Ltd., A Shares	154,200	768,590
Grandjoy Holdings Group Co., Ltd., A Shares *	473,500	243,840
Great Wall Motor Co., Ltd., A Shares	263,500	1,278,980
Great Wall Motor Co., Ltd., H Shares	4,421,488	6,692,353
Greentown China Holdings Ltd.	1,205,060	2,284,576
GRG Banking Equipment Co., Ltd., A Shares	247,500	316,307
Guangdong Baolihua New Energy Stock Co., Ltd., A Shares	216,400	160,725
Guangdong Electric Power Development Co., Ltd., B Shares *	1,421,814	387,660
Guangdong Golden Dragon Development, Inc., A Shares	78,700	165,082
Guangdong Haid Group Co., Ltd., A Shares	172,400	1,525,542
Guangdong HEC Technology Holding Co., Ltd., A Shares *	282,500	417,590
Guangdong Investment Ltd.	4,075,282	3,738,386
Guangdong Kinlong Hardware Products Co., Ltd., A Shares	21,800	301,912
Guangdong South New Media Co., Ltd., A Shares	33,300	169,554
Guangdong Xinbao Electrical Appliances Holdings Co., Ltd., A Shares	74,500	207,066
Guanghui Energy Co., Ltd., A Shares	627,300	1,151,126
Guangshen Railway Co., Ltd., H Shares *	2,602,476	407,836
Guangxi Guiguan Electric Power Co., Ltd., A Shares	348,000	311,474
Guangxi Liugong Machinery Co., Ltd., A Shares	136,600	122,262
Guangzhou Automobile Group Co., Ltd., A Shares *	387,360	781,626
Guangzhou Automobile Group Co., Ltd., H Shares	4,048,418	3,497,108
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., A Shares	168,000	662,881
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., H Shares	252,626	608,966
Guangzhou Haige Communications Group, Inc. Co., A Shares	203,400	257,881
Guangzhou Kingmed Diagnostics Group Co., Ltd., A Shares	45,900	443,915
Guangzhou R&F Properties Co., Ltd., H Shares (a)	2,387,667	495,856
Guangzhou Shiyuan Electronic Technology Co., Ltd., A Shares	24,300	238,292
SECURITY	NUMBER OF SHARES	VALUE ($)
Guangzhou Tinci Materials Technology Co., Ltd., A Shares	187,780	1,295,260
Guangzhou Wondfo Biotech Co., Ltd., A Shares	41,770	197,775
Guangzhou Yuexiu Financial Holdings Group Co., Ltd., A Shares	280,118	262,907
Guangzhou Zhujiang Brewery Co., Ltd., A Shares	214,300	237,505
Guizhou Bailing Group Pharmaceutical Co., Ltd., A Shares *	158,000	159,981
Guizhou Panjiang Refined Coal Co., Ltd., A Shares	160,400	209,413
Guizhou Xinbang Pharmaceutical Co., Ltd., A Shares	258,800	189,213
Guolian Securities Co., Ltd., A Shares	171,900	276,794
Guosen Securities Co., Ltd., A Shares	486,600	652,936
Guosheng Financial Holding, Inc., A Shares *	194,100	235,954
Guotai Junan Securities Co., Ltd., A Shares	627,700	1,346,720
Guotai Junan Securities Co., Ltd., H Shares	1,219,638	1,449,795
Guoyuan Securities Co., Ltd., A Shares	412,000	437,487
H World Group Ltd., ADR	305,604	11,499,879
Haidilao International Holding Ltd. *	1,466,543	3,475,375
Haier Smart Home Co., Ltd., A Shares	613,900	2,303,834
Haier Smart Home Co., Ltd., H Shares	3,198,081	10,512,430
Haisco Pharmaceutical Group Co. Ltd, A Shares	89,700	245,670
Haitian International Holdings Ltd.	824,952	2,028,523
Haitong Securities Co., Ltd., A Shares	982,600	1,351,270
Haitong Securities Co., Ltd., H Shares	4,554,172	2,988,207
Hang Zhou Great Star Industrial Co., Ltd., A Shares *	106,000	351,357
Hangzhou Binjiang Real Estate Group Co., Ltd., A Shares	279,900	376,797
Hangzhou Chang Chuan Technology Co., Ltd., A Shares	59,500	503,893
Hangzhou First Applied Material Co., Ltd., A Shares	68,516	644,852
Hangzhou Lion Electronics Co., Ltd., A Shares	73,656	569,071
Hangzhou Oxygen Plant Group Co., Ltd., A Shares	68,200	350,421
Hangzhou Robam Appliances Co., Ltd., A Shares	142,200	518,794
Hangzhou Silan Microelectronics Co., Ltd., A Shares	127,300	732,383
Hangzhou Tigermed Consulting Co., Ltd., A Shares	64,700	1,016,928
Hangzhou Tigermed Consulting Co., Ltd., H Shares	181,985	1,810,842
Han's Laser Technology Industry Group Co., Ltd., A Shares	68,000	294,252
Hansoh Pharmaceutical Group Co., Ltd.	1,322,277	2,644,941
Haohua Chemical Science & Technology Co., Ltd., A Shares	79,400	433,999
Harbin Boshi Automation Co., Ltd., A Shares	97,500	212,862
Hefei Meiya Optoelectronic Technology, Inc., A Shares	84,110	294,538
Heilongjiang Agriculture Co., Ltd., A Shares	183,100	389,916
Hello Group, Inc., ADR	204,766	1,054,545

75
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Henan Shuanghui Investment & Development Co., Ltd., A Shares *	317,300	1,234,025
Hengan International Group Co., Ltd.	962,792	4,612,265
Hengdian Group DMEGC Magnetics Co., Ltd., A Shares	151,500	467,892
Hengli Petrochemical Co., Ltd., A Shares	287,100	799,634
Hengtong Optic-electric Co. Ltd, A Shares	235,300	574,464
Hengyi Petrochemical Co., Ltd.., A Shares	302,900	397,654
Hesteel Co., Ltd., A Shares	951,400	333,992
Hithink RoyalFlush Information Network Co., Ltd., A Shares	48,200	595,233
Holitech Technology Co., Ltd., A Shares *	355,700	155,829
Hongfa Technology Co., Ltd., A Shares	107,940	589,998
Hopson Development Holdings Ltd. (a)	1,028,899	1,415,763
Hoshine Silicon Industry Co., Ltd., A Shares	49,500	805,666
Hua Hong Semiconductor Ltd. *	582,450	1,721,633
Huadian Power International Corp., Ltd., H Shares	3,549,736	1,460,806
Huadong Medicine Co., Ltd., A Shares	161,700	989,169
Huafon Chemical Co., Ltd., A Shares	386,500	421,623
Huagong Tech Co., Ltd., A Shares	84,800	260,297
Huaibei Mining Holdings Co., Ltd., A Shares	208,500	447,333
Hualan Biological Engineering, Inc., A Shares	171,980	492,972
Huali Industrial Group Co., Ltd., A Shares	29,400	257,597
Huaneng Power International, Inc., A Shares *	631,100	748,874
Huaneng Power International, Inc., H Shares *	6,044,510	3,095,859
Huapont Life Sciences Co., Ltd., A Shares	176,300	153,448
Huatai Securities Co., Ltd., A Shares	632,900	1,206,389
Huatai Securities Co., Ltd., H Shares	2,352,977	3,153,751
Huaxi Securities Co., Ltd., A Shares	165,400	192,427
Huaxia Bank Co., Ltd., A Shares	1,544,600	1,151,692
Huaxin Cement Co., Ltd., A Shares	128,926	324,674
Huaxin Cement Co., Ltd., H Shares	765,024	936,683
Huayu Automotive Systems Co., Ltd., A Shares	295,100	799,228
Hubei Biocause Pharmaceutical Co., Ltd., A Shares	383,400	197,997
Hubei Energy Group Co., Ltd., A Shares	594,300	424,158
Hubei Jumpcan Pharmaceutical Co., Ltd., A Shares	28,000	93,664
Hubei Xingfa Chemicals Group Co., Ltd., A Shares	108,000	605,523
Huizhou Desay Sv Automotive Co., Ltd., A Shares	46,700	1,036,491
Humanwell Healthcare Group Co., Ltd., A Shares	151,600	410,143
Hunan Gold Corp., Ltd., A Shares	110,600	189,319
Hunan Valin Steel Co., Ltd., A Shares	576,800	373,179
Hundsun Technologies, Inc., A Shares	185,694	906,173
Hygeia Healthcare Holdings Co., Ltd. *	479,124	2,603,520
Iflytek Co., Ltd., A Shares	226,100	1,229,626
I-Mab, ADR *	76,151	466,806
Imeik Technology Development Co., Ltd., A Shares	15,500	1,256,900
SECURITY	NUMBER OF SHARES	VALUE ($)
Industrial & Commercial Bank of China Ltd., A Shares	7,975,000	5,067,128
Industrial & Commercial Bank of China Ltd., H Shares	109,614,602	55,862,758
Industrial Bank Co., Ltd., A Shares	2,004,900	4,976,223
Industrial Securities Co., Ltd., A Shares *	1,298,660	1,169,888
Ingenic Semiconductor Co., Ltd., A Shares	31,600	373,825
Inmyshow Digital Technology Group Co., Ltd., A Shares	122,400	129,084
Inner Mongolia BaoTou Steel Union Co., Ltd., A Shares	3,869,500	1,128,257
Inner Mongolia Dian Tou Energy Corp., Ltd., A Shares	115,200	233,289
Inner Mongolia Junzheng Energy & Chemical Industry Group Co., Ltd., A Shares	798,300	503,747
Inner Mongolia Yili Industrial Group Co., Ltd., A Shares	612,300	3,174,504
Innovent Biologics, Inc. *	1,879,810	8,011,319
Inspur Electronic Information Industry Co., Ltd., A Shares	82,228	276,855
Intco Medical Technology Co., Ltd., A Shares	106,450	339,106
iQIYI, Inc., ADR *	442,742	1,620,436
JA Solar Technology Co., Ltd., A Shares	223,440	2,125,314
Jafron Biomedical Co., Ltd., A Shares	68,050	463,568
Jason Furniture Hangzhou Co., Ltd., A Shares	75,010	526,649
JCET Group Co., Ltd., A Shares	159,900	575,019
JD Health International, Inc. *	1,020,584	7,106,126
JD Logistics, Inc. *	2,298,304	4,931,097
JD.com, Inc., A Shares	3,307,662	104,006,444
Jiangling Motors Corp., Ltd., A Shares	69,400	148,796
Jiangsu Eastern Shenghong Co., Ltd., A Shares	391,600	1,094,098
Jiangsu Expressway Co., Ltd., A Shares	492,200	542,641
Jiangsu Expressway Co., Ltd., H Shares	1,336,976	1,146,391
Jiangsu Guoxin Corp., Ltd., A Shares *	156,300	156,673
Jiangsu Hengli Hydraulic Co., Ltd., A Shares	110,784	786,499
Jiangsu Hengrui Medicine Co., Ltd., A Shares	672,444	3,380,973
Jiangsu King's Luck Brewery JSC Ltd., A Shares	113,200	758,657
Jiangsu Linyang Energy Co., Ltd., A Shares	188,800	218,556
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., A Shares	147,300	3,514,148
Jiangsu Yangnong Chemical Co., Ltd., A Shares	34,000	561,328
Jiangsu Yoke Technology Co., Ltd., A Shares	41,800	378,917
Jiangsu Yuyue Medical Equipment & Supply Co., Ltd., A Shares	93,500	370,010
Jiangsu Zhongnan Construction Group Co., Ltd., A Shares *	483,343	185,805
Jiangsu Zhongtian Technology Co., Ltd., A Shares	358,700	1,158,280
Jiangxi Copper Co., Ltd., A Shares	281,100	667,931
Jiangxi Copper Co., Ltd., H Shares	1,555,927	1,920,910

76
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Jiangxi Special Electric Motor Co., Ltd., A Shares *	161,500	519,861
Jiangxi Zhengbang Technology Co., Ltd., A Shares *	377,000	327,039
Jiayuan International Group Ltd. *	1,217,122	33,495
Jilin Aodong Pharmaceutical Group Co., Ltd., A Shares	105,100	215,123
Jinke Properties Group Co., Ltd., A Shares *	526,904	191,086
Jinke Smart Services Group Co., Ltd., H Shares (a)	445,364	495,930
Jinneng Holding Shanxi Electric Power Co., Ltd., A Shares *	259,900	140,628
Jinxin Fertility Group Ltd.	1,922,885	1,256,796
JiuGui Liquor Co., Ltd., A Shares	31,000	671,216
Jiumaojiu International Holdings Ltd.	838,072	1,659,305
Jizhong Energy Resources Co., Ltd., A Shares	401,200	398,083
JL Mag Rare-Earth Co., Ltd., A Shares	33,700	181,710
Joincare Pharmaceutical Group Industry Co., Ltd., A Shares	224,300	354,986
Joinn Laboratories China Co., Ltd., A Shares	39,480	446,312
Joinn Laboratories China Co., Ltd., H Shares	107,699	576,308
Jointown Pharmaceutical Group Co., Ltd., A Shares	166,000	286,076
Jonjee Hi-Tech Industrial & Commercial Holding Co., Ltd., A Shares	78,800	393,226
Joyoung Co., Ltd., A Shares *	77,400	176,278
JOYY, Inc., ADR	63,128	1,914,041
Juewei Food Co., Ltd., A Shares	26,800	181,439
Juneyao Airlines Co., Ltd., A Shares *	83,000	189,032
Kaishan Group Co., Ltd., A Shares *	90,100	246,242
Kanzhun Ltd., ADR *	186,805	4,388,049
KE Holdings, Inc., ADR *	844,359	15,232,236
Keboda Technology Co., Ltd., A Shares	17,800	144,108
Keda Industrial Group Co., Ltd.	180,000	475,227
Kingboard Holdings Ltd.	1,001,715	3,171,499
Kingboard Laminates Holdings Ltd.	1,413,671	1,352,640
Kingdee International Software Group Co., Ltd. *	3,655,944	7,135,958
Kingfa Sci & Tech Co., Ltd., A Shares	242,400	378,006
Kingsoft Cloud Holdings Ltd., ADR *	135,121	464,816
Kingsoft Corp., Ltd.	1,203,562	3,680,219
Kuaishou Technology *	2,705,551	23,715,819
Kuang-Chi Technologies Co., Ltd., A Shares *	225,300	594,172
Kunlun Energy Co., Ltd.	5,571,666	4,862,612
Kunlun Tech Co., Ltd., A Shares	112,200	238,770
Kweichow Moutai Co., Ltd., A Shares	124,100	34,636,494
KWG Group Holdings Ltd. *	1,645,941	297,781
Lakala Payment Co., Ltd., A Shares *	85,300	200,704
Lao Feng Xiang Co., Ltd., A Shares	247,758	1,336,989
Laobaixing Pharmacy Chain JSC, A Shares	48,230	232,980
LB Group Co., Ltd., A Shares	215,000	548,295
Legend Holdings Corp., H Shares	776,175	884,079
Lens Technology Co., Ltd., A Shares	464,400	732,956
Leo Group Co., Ltd, A shares *	999,300	289,923
Lepu Medical Technology Beijing Co., Ltd., A Shares	165,400	454,196
Levima Advanced Materials Corp., A Shares	70,900	427,135
Leyard Optoelectronic Co., Ltd., A Shares	216,500	196,917
SECURITY	NUMBER OF SHARES	VALUE ($)
Li Auto, Inc., ADR *	724,385	20,840,556
Li Ning Co., Ltd.	3,205,373	29,403,907
LianChuang Electronic Technology Co., Ltd., A Shares	97,600	230,495
Lianhe Chemical Technology Co., Ltd., A Shares	84,000	265,640
Liaoning Port Co., Ltd., A Shares	1,522,300	368,785
Lingyi iTech Guangdong Co., A Shares *	772,100	616,018
Livzon Pharmaceutical Group, Inc., A Shares	109,500	496,706
Livzon Pharmaceutical Group, Inc., H Shares	142,713	403,655
Longfor Group Holdings Ltd.	2,590,256	8,448,442
LONGi Green Energy Technology Co., Ltd., A Shares	737,948	5,480,912
Longshine Technology Group Co., Ltd., A Shares	105,200	413,258
Luenmei Quantum Co., Ltd., A Shares	125,600	131,184
Lufax Holding Ltd., ADR	949,349	4,148,655
Luolai Lifestyle Technology Co., Ltd., A Shares	77,800	119,631
Luoyang Xinqianglian Slewing Bearing Co., Ltd., A Shares	28,560	302,688
Luxi Chemical Group Co., Ltd., A Shares	167,000	333,828
Luxshare Precision Industry Co., Ltd., A Shares	701,717	3,819,284
Luye Pharma Group Ltd. *	2,358,509	682,115
Luzhou Laojiao Co., Ltd., A Shares	143,000	4,858,252
Maanshan Iron & Steel Co., Ltd., A Shares	1,288,600	560,785
Maccura Biotechnology Co., Ltd., A Shares	36,600	92,223
Mango Excellent Media Co., Ltd., A Shares	166,770	672,543
Maxscend Microelectronics Co., Ltd., A Shares	45,248	667,803
Meinian Onehealth Healthcare Holdings Co., Ltd., A Shares *	462,800	324,263
Meituan, B Shares *	5,746,469	138,960,461
Metallurgical Corp. of China Ltd., A Shares	1,512,400	704,253
Metallurgical Corp. of China Ltd., H Shares	3,846,207	730,151
Ming Yang Smart Energy Group Ltd., A Shares	188,600	734,040
Ming Yuan Cloud Group Holdings Ltd.	801,363	664,667
MINISO Group Holding Ltd., ADR	102,329	675,371
Montage Technology Co., Ltd., A Shares	108,000	869,508
Muyuan Foods Co., Ltd., A Shares	508,986	4,328,214
NanJi E-Commerce Co. Ltd, A Shares	278,000	194,782
Nanjing Hanrui Cobalt Co., Ltd., A Shares	32,500	231,154
Nanjing Iron & Steel Co., Ltd., A Shares	554,300	237,205
Nanjing King-Friend Biochemical Pharmaceutical Co., Ltd., A Shares	93,080	242,234
Nanjing Securities Co., Ltd., A Shares	404,100	499,443
NARI Technology Co., Ltd., A Shares	632,764	2,519,656
National Silicon Industry Group Co., Ltd., A Shares *	162,710	486,226
NAURA Technology Group Co., Ltd., A Shares	51,400	2,102,661
NavInfo Co., Ltd., A Shares	214,000	406,049
NetEase, Inc.	2,110,157	38,122,816

77
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
New China Life Insurance Co., Ltd., A Shares	174,000	727,193
New China Life Insurance Co., Ltd., H Shares	1,373,571	3,237,552
New Hope Liuhe Co., Ltd., A Shares *	426,800	972,652
New Oriental Education & Technology Group, Inc., ADR *	190,839	5,419,828
Newland Digital Technology Co., Ltd., A Shares	108,600	211,417
Nine Dragons Paper Holdings Ltd.	2,272,815	1,786,665
Ninestar Corp., A Shares	136,400	875,360
Ningbo Deye Technology Co., Ltd., A Shares	20,580	1,098,478
Ningbo Joyson Electronic Corp., A Shares *	130,600	293,651
Ningbo Orient Wires & Cables Co., Ltd., A Shares	65,200	677,863
Ningbo Ronbay New Energy Technology Co., Ltd., A Shares	42,068	632,160
Ningbo Sanxing Medical Electric Co., Ltd., A Shares	109,200	181,695
Ningbo Shanshan Co., Ltd., A Shares	203,800	734,366
Ningbo Tuopu Group Co., Ltd., A Shares	83,600	958,783
Ningbo Zhoushan Port Co., Ltd., A Shares	914,800	518,872
Ningxia Baofeng Energy Group Co., Ltd., A Shares	265,500	523,024
NIO, Inc., ADR *	1,848,388	36,801,405
Nongfu Spring Co., Ltd., H Shares	2,512,136	14,995,008
North Huajin Chemical Industries Co., Ltd., A Shares	154,000	159,059
North Industries Group Red Arrow Co., Ltd., A Shares	74,900	332,150
Northeast Securities Co., Ltd., A Shares	200,000	208,601
Offcn Education Technology Co., Ltd., A Shares *	217,100	144,239
Offshore Oil Engineering Co., Ltd., A Shares	475,700	309,839
OFILM Group Co., Ltd., A Shares *	303,500	282,211
Oppein Home Group, Inc., A Shares	27,840	527,032
ORG Technology Co., Ltd., A Shares	524,700	352,411
Orient Securities Co., Ltd., A Shares	916,816	1,151,747
Orient Securities Co., Ltd., H Shares	884,355	406,750
Oriental Energy Co., Ltd., A Shares	156,600	200,363
Ourpalm Co. Ltd, A shares *	458,000	221,906
Ovctek China, Inc., A Shares	81,180	502,727
Pangang Group Vanadium Titanium & Resources Co., Ltd., A Shares *	770,300	640,282
People.cn Co., Ltd., A Shares	111,800	191,535
Perfect World Co., Ltd., A Shares	89,550	192,258
PetroChina Co., Ltd., H Shares	30,042,235	14,200,385
Pharmaron Beijing Co., Ltd., A Shares	33,600	331,684
Pharmaron Beijing Co., Ltd., H Shares	290,829	1,932,351
PICC Property & Casualty Co., Ltd., H Shares	9,827,973	10,643,313
Pinduoduo, Inc., ADR *	519,785	37,060,670
Ping An Bank Co., Ltd., A Shares	1,876,800	3,471,245
Ping An Healthcare & Technology Co., Ltd. *(a)	549,686	1,498,727
Ping An Insurance Group Co. of China Ltd., A Shares	979,500	6,229,197
Ping An Insurance Group Co. of China Ltd., H Shares	8,452,061	49,912,156
SECURITY	NUMBER OF SHARES	VALUE ($)
Pingdingshan Tianan Coal Mining Co., Ltd., A Shares	258,300	490,854
Poly Developments and Holdings Group Co., Ltd., A Shares	1,265,700	3,176,391
Poly Property Services Co., Ltd., H Shares	191,056	1,123,379
Pop Mart International Group Ltd. (a)	1,000,455	2,606,663
Postal Savings Bank of China Co., Ltd., A Shares	3,677,600	2,406,014
Postal Savings Bank of China Co., Ltd., H Shares	11,445,592	6,853,779
Power Construction Corp. of China Ltd., A Shares	1,031,600	1,155,276
Proya Cosmetics Co., Ltd., A Shares	13,440	311,944
Qingdao Port International Co., Ltd., A Shares	192,600	147,239
Qingdao Rural Commercial Bank Corp., A Shares	282,100	124,813
Qingdao TGOOD Electric Co., Ltd., A Shares	113,900	282,538
Raytron Technology Co., Ltd., A Shares	45,400	287,012
Red Star Macalline Group Corp., Ltd., H Shares	1,232,688	442,890
Remegen Co., Ltd., H Shares *	202,676	1,159,425
RiseSun Real Estate Development Co., Ltd., A Shares *	424,600	172,463
RLX Technology, Inc., ADR *	1,029,694	1,472,462
Rockchip Electronics Co., Ltd., A Shares	15,600	185,949
Rongsheng Petrochemical Co., Ltd., A Shares	396,200	813,832
SAIC Motor Corp., Ltd., A Shares	936,000	2,100,503
Sailun Group Co., Ltd., A Shares	309,500	510,928
Sangfor Technologies, Inc., A Shares	14,100	197,523
Sansteel Minguang Co., Ltd Fujian, A Shares	183,200	138,193
Sany Heavy Industry Co., Ltd., A Shares	848,400	1,938,377
Satellite Chemical Co Ltd, A Shares *	229,973	731,598
SDIC Power Holdings Co., Ltd., A Shares	774,407	1,252,568
Sealand Securities Co., Ltd., A Shares	478,900	248,011
Seazen Group Ltd. *	3,251,042	1,085,220
Seazen Holdings Co., Ltd., A Shares *	197,100	595,284
SF Holding Co., Ltd., A Shares	482,600	3,460,469
SG Micro Corp., A Shares	34,537	802,609
Shaanxi Coal Industry Co., Ltd., A Shares	761,900	2,431,519
Shaanxi International Trust Co., Ltd., A Shares	386,900	179,600
Shandong Buchang Pharmaceuticals Co., Ltd., A Shares	49,200	128,468
Shandong Chenming Paper Holdings Ltd., H Shares *	2,114,479	695,052
Shandong Denghai Seeds Co., Ltd., A Shares	82,000	257,650
Shandong Gold Mining Co., Ltd., A Shares	403,304	1,047,231
Shandong Gold Mining Co., Ltd., H Shares	811,058	1,380,551
Shandong Himile Mechanical Science & Technology Co., Ltd., A Shares	93,500	339,628
Shandong Hi-speed Co., Ltd., A Shares	244,600	184,864

78
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Shandong Hualu Hengsheng Chemical Co., Ltd., A Shares	223,560	945,992
Shandong Humon Smelting Co., Ltd., A Shares	417,600	586,399
Shandong Linglong Tyre Co., Ltd., A Shares	86,400	285,136
Shandong Nanshan Aluminum Co., Ltd., A Shares	1,133,500	557,415
Shandong Pharmaceutical Glass Co., Ltd., A Shares	54,300	221,342
Shandong Publishing & Media Co., Ltd., A Shares	246,100	238,476
Shandong Shida Shenghua Chemical Group Co., Ltd., A Shares	17,900	295,341
Shandong Sun Paper Industry JSC Ltd., A Shares	210,100	365,428
Shandong Weigao Group Medical Polymer Co., Ltd., H Shares	3,224,707	4,396,105
Shanghai 2345 Network Holding Group Co., Ltd., A Shares	401,800	122,984
Shanghai AJ Group Co., Ltd., A Shares	195,300	165,169
Shanghai Bairun Investment Holding Group Co., Ltd., A Shares	91,728	310,171
Shanghai Baosight Software Co., Ltd., A Shares	326,008	1,797,559
Shanghai Construction Group Co., Ltd., A Shares	866,000	340,443
Shanghai Electric Group Co., Ltd., A Shares *	1,112,200	684,078
Shanghai Electric Group Co., Ltd., H Shares *	3,088,363	739,742
Shanghai Electric Power Co., Ltd., A Shares *	237,200	337,896
Shanghai Environment Group Co., Ltd., A Shares	116,400	163,957
Shanghai Flyco Electrical Appliance Co., Ltd., A Shares	16,100	172,828
Shanghai Fosun Pharmaceutical Group Co., Ltd., A Shares	176,800	1,035,119
Shanghai Fosun Pharmaceutical Group Co., Ltd., H Shares	824,619	2,663,332
Shanghai Friendess Electronic Technology Corp., Ltd., A Shares	16,002	478,188
Shanghai Huayi Group Co., Ltd., B Shares	345,300	229,625
Shanghai Industrial Holdings Ltd.	608,368	846,414
Shanghai International Airport Co., Ltd., A Shares *	189,500	1,550,956
Shanghai International Port Group Co., Ltd., A Shares	959,200	752,772
Shanghai Jinjiang International Hotels Co. Ltd, A Shares	85,700	717,570
Shanghai Jinjiang International Hotels Co., Ltd., B Shares	204,265	404,240
Shanghai Jinqiao Export Processing Zone Development Co., Ltd., A Shares	283,800	490,322
Shanghai Junshi Biosciences Co., Ltd., A Shares *	37,357	286,563
Shanghai Junshi Biosciences Co., Ltd., H Shares *	211,922	777,611
Shanghai Lingang Holdings Corp., Ltd., A Shares	174,700	320,583
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd., A Shares	729,100	1,052,367
SECURITY	NUMBER OF SHARES	VALUE ($)
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd., B Shares	505,330	421,445
Shanghai M&G Stationery, Inc., A Shares	44,200	284,555
Shanghai Mechanical and Electrical Industry Co., Ltd., B shares	360,901	394,826
Shanghai Pharmaceuticals Holding Co., Ltd., A Shares	164,900	413,353
Shanghai Pharmaceuticals Holding Co., Ltd., H Shares	1,194,963	1,741,704
Shanghai Pudong Development Bank Co., Ltd., A Shares	2,789,600	2,941,937
Shanghai Putailai New Energy Technology Co., Ltd., A Shares	129,380	1,189,533
Shanghai RAAS Blood Products Co., Ltd., A Shares	598,500	507,030
Shanghai Shimao Co., Ltd., A Shares *	349,000	130,111
Shanghai Tunnel Engineering Co., Ltd., A Shares	279,100	227,538
Shanghai Waigaoqiao Free Trade Zone Group Co., Ltd., A Shares	180,200	316,299
Shanghai Yuyuan Tourist Mart Group Co., Ltd., A Shares	421,100	489,910
Shanghai Zhangjiang High-Tech Park Development Co., Ltd., A Shares	158,400	266,545
Shanghai Zhenhua Heavy Industries Co., Ltd., B Shares	1,656,620	440,661
Shanxi Lu'an Environmental Energy Development Co., Ltd., A Shares	278,500	641,149
Shanxi Meijin Energy Co., Ltd., A Shares	408,800	674,262
Shanxi Securities Co., Ltd., A Shares	353,200	298,195
Shanxi Taigang Stainless Steel Co., Ltd., A Shares	602,000	427,907
Shanxi Xinghuacun Fen Wine Factory Co., Ltd., A Shares	120,400	5,117,421
Shanxi Xishan Coal & Electricity Power Co., Ltd., A Shares	425,300	791,551
Shanying International Holding Co., Ltd., A Shares	424,300	161,877
Shenghe Resources Holding Co., Ltd., A Shares	167,100	419,838
Shengyi Technology Co., Ltd., A Shares	219,400	506,047
Shennan Circuits Co., Ltd., A Shares	17,000	209,419
Shenwan Hongyuan Group Co., Ltd., A Shares	2,186,700	1,325,936
Shenwan Hongyuan Group Co., Ltd., H Shares	2,039,468	389,764
Shenzhen Agricultural Products Group Co., Ltd., A Shares	121,000	106,018
Shenzhen Airport Co., Ltd., A Shares	213,000	208,256
Shenzhen Capchem Technology Co., Ltd., A Shares	80,640	491,896
Shenzhen Dynanonic Co., Ltd., A Shares	15,300	711,339
Shenzhen Energy Group Co., Ltd., A Shares	428,600	396,049
Shenzhen Everwin Precision Technology Co., Ltd., A Shares *	110,900	213,159
Shenzhen Expressway Corp., Ltd., H Shares	1,129,011	989,648
Shenzhen Gas Corp., Ltd., A Shares	267,700	292,416
Shenzhen Hepalink Pharmaceutical Group Co., Ltd., H Shares	420,277	342,161

79
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Shenzhen Huaqiang Industry Co., Ltd., A Shares	121,700	233,212
Shenzhen Infogem Technologies Co., Ltd., A Shares *	78,900	113,654
Shenzhen Inovance Technology Co., Ltd., A Shares	254,200	2,211,397
Shenzhen International Holdings Ltd.	1,827,201	1,578,374
Shenzhen Investment Ltd.	2,610,406	478,922
Shenzhen Jinjia Group Co., Ltd., A Shares	135,400	192,684
Shenzhen Kaifa Technology Co., Ltd., A Shares	155,600	275,151
Shenzhen Kangtai Biological Products Co., Ltd., A Shares	141,580	691,927
Shenzhen Kedali Industry Co., Ltd., A Shares	23,100	375,609
Shenzhen Kingdom Sci-Tech Co., Ltd., A Shares	109,300	172,824
Shenzhen Kinwong Electronic Co., Ltd., A Shares	21,800	69,414
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., A Shares	116,400	5,040,277
Shenzhen MTC Co., Ltd., A Shares *	459,200	249,799
Shenzhen Neptunus Bioengineering Co., Ltd., A Shares *	396,300	200,060
Shenzhen New Industries Biomedical Engineering Co., Ltd., A Shares	32,600	169,064
Shenzhen Overseas Chinese Town Co., Ltd., A Shares	785,400	609,539
Shenzhen Salubris Pharmaceuticals Co., Ltd., A Shares	92,000	341,252
Shenzhen SC New Energy Technology Corp., A Shares	34,600	667,501
Shenzhen Sunway Communication Co., Ltd., A Shares	88,700	217,711
Shenzhen Transsion Holdings Co., Ltd., A Shares	73,843	731,194
Shenzhen Yan Tian Port Holding Co., Ltd., A Shares	263,177	195,086
Shenzhen YUTO Packaging Technology Co., Ltd., A Shares	62,300	267,418
Shenzhen Zhongjin Lingnan Nonfemet Co., Ltd., A Shares	304,100	194,541
Shenzhou International Group Holdings Ltd.	1,044,058	10,954,239
Shijiazhuang Changshan BeiMing Technology Co., Ltd., A Shares *	225,500	198,887
Shijiazhuang Yiling Pharmaceutical Co., Ltd., A Shares	159,500	494,913
Shimao Group Holdings Ltd. (b)	1,981,534	836,911
Shimao Services Holdings Ltd. *	1,063,978	273,828
Shougang Fushan Resources Group Ltd.	4,803,049	1,529,858
Siasun Robot & Automation Co., Ltd., A Shares *	140,300	198,843
Sichuan Chuantou Energy Co., Ltd., A Shares	424,800	812,805
Sichuan Hebang Biotechnology Co., Ltd., A Shares	822,600	449,870
Sichuan Kelun Pharmaceutical Co., Ltd., A Shares	163,200	508,287
Sichuan New Energy Power Co., Ltd. *	139,800	412,694
Sichuan Road & Bridge Co., Ltd., A Shares	508,100	786,449
Sichuan Swellfun Co., Ltd., A Shares	48,700	515,573
SECURITY	NUMBER OF SHARES	VALUE ($)
Sichuan Yahua Industrial Group Co., Ltd., A Shares	100,900	417,297
Sieyuan Electric Co., Ltd., A Shares	105,300	626,281
Sino Biopharmaceutical Ltd.	13,472,376	7,106,218
Sinolink Securities Co., Ltd., A Shares	356,500	446,818
Sinoma International Engineering Co., A Shares	192,900	275,350
Sinoma Science & Technology Co., Ltd., A Shares	183,100	615,685
Sino-Ocean Group Holding Ltd.	4,206,436	616,320
Sinopec Engineering Group Co., Ltd., H Shares	1,919,617	858,451
Sinopec Oilfield Service Corp., H Shares *	6,465,480	428,349
Sinopec Shanghai Petrochemical Co., Ltd., A Shares	1,090,100	498,120
Sinopec Shanghai Petrochemical Co., Ltd., H Shares	3,558,530	557,660
Sinopharm Group Co., Ltd., H Shares	1,735,029	3,864,045
Sinosoft Co., Ltd., A Shares	32,300	105,425
Sinotrans Ltd., H Shares *	3,688,712	1,057,429
Sinotruk Hong Kong Ltd.	981,560	984,205
Skshu Paint Co., Ltd., A Shares *	34,020	459,946
Skyworth Digital Co., Ltd., A Shares	75,300	218,574
Smoore International Holdings Ltd. (a)	2,442,796	4,382,116
Songcheng Performance Development Co., Ltd., A Shares	244,300	449,720
SooChow Securities Co., Ltd., A Shares	545,785	543,129
Southwest Securities Co., Ltd., A Shares	626,200	356,995
StarPower Semiconductor Ltd., A Shares	14,700	845,678
STO Express Co. Ltd, A Shares *	182,100	295,331
Sun Art Retail Group Ltd.	2,793,636	722,537
Sunac China Holdings Ltd. *(b)	4,516,403	1,976,575
Sunac Services Holdings Ltd.	1,011,895	306,836
Sungrow Power Supply Co., Ltd., A Shares	149,800	2,420,773
Suning Universal Co., Ltd., A Shares *	281,800	142,667
Sunny Optical Technology Group Co., Ltd.	915,001	12,578,735
Sunwoda Electronic Co., Ltd., A Shares	174,300	690,267
Suofeiya Home Collection Co., Ltd., A Shares	64,700	173,539
Suzhou Anjie Technology Co., Ltd., A Shares	68,500	141,898
Suzhou Dongshan Precision Manufacturing Co., Ltd., A Shares	157,600	591,210
Suzhou Gold Mantis Construction Decoration Co., Ltd., A Shares *	248,600	181,035
Suzhou Maxwell Technologies Co., Ltd., A Shares	16,288	1,105,785
Suzhou TA&A Ultra Clean Technology Co., Ltd., A Shares	56,400	638,244
Taiji Computer Corp., Ltd., A Shares	54,900	145,422
TAL Education Group, ADR *	628,955	3,635,360
Tangshan Jidong Cement Co., Ltd., A Shares	287,800	379,917
TangShan Port Group Co., Ltd., A Shares	604,800	229,864
Tangshan Sanyou Chemical Industries Co., Ltd., A Shares	223,400	216,479
TBEA Co., Ltd., A Shares	391,549	1,407,487
TCL Technology Group Corp., A Shares	1,388,400	835,834

80
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Tencent Holdings Ltd.	8,399,413	350,151,670
Tencent Music Entertainment Group, ADR *	853,044	4,359,055
The People's Insurance Co. Group of China Ltd., H Shares	11,583,344	3,586,197
Thunder Software Technology Co., Ltd., A Shares	35,400	631,480
Tian Di Science & Technology Co., Ltd., A Shares	299,200	221,789
Tianjin 712 Communication & Broadcasting Co., Ltd., A Shares	38,500	168,497
Tianjin Chase Sun Pharmaceutical Co. Ltd, A Shares	302,500	246,176
Tianjin Guangyu Development Co., Ltd., A Shares	177,500	383,141
Tianjin Zhonghuan Semiconductor Co., Ltd., A Shares	337,000	2,351,919
Tianma Microelectronics Co., Ltd., A Shares	229,000	313,592
Tianshan Aluminum Group Co., Ltd., A Shares	161,000	178,901
Tianshui Huatian Technology Co., Ltd., A Shares	403,900	562,474
Tibet Summit Resources Co., Ltd., A Shares *	60,500	247,756
Titan Wind Energy Suzhou Co., Ltd., A Shares	167,900	337,332
Toly Bread Co., Ltd., A Shares	79,400	161,828
Tongcheng Travel Holdings Ltd. *	1,209,184	2,492,671
TongFu Microelectronics Co., Ltd., A Shares *	148,100	399,170
Tongkun Group Co., Ltd., A Shares	224,000	463,691
Tongling Nonferrous Metals Group Co., Ltd., A Shares	916,700	385,640
Tongwei Co., Ltd., A Shares	444,400	3,408,965
Topchoice Medical Corp., A Shares *	40,100	677,044
Topsec Technologies Group, Inc., A Shares	113,300	161,891
Topsports International Holdings Ltd.	2,370,805	1,875,778
TravelSky Technology Ltd., H Shares	1,343,875	2,352,554
Trina Solar Co., Ltd., A Shares	213,856	2,217,807
Trip.com Group Ltd., ADR *	742,904	19,107,491
Tsingtao Brewery Co., Ltd., A Shares	86,100	1,348,913
Tsingtao Brewery Co., Ltd., H Shares	825,654	8,047,361
Tuya, Inc., ADR *	168,617	222,574
Unigroup Guoxin Microelectronics Co., Ltd., A Shares	93,379	2,113,288
Unisplendour Corp., Ltd., A Shares	123,700	310,437
Universal Scientific Industrial Shanghai Co., Ltd., A Shares	81,600	196,852
Valiant Co., Ltd., A Shares	84,400	219,523
Vipshop Holdings Ltd., ADR *	571,118	6,630,680
Visual China Group Co., Ltd., A Shares	81,700	145,420
Walvax Biotechnology Co., Ltd., A Shares	162,200	1,027,051
Wangsu Science & Technology Co., Ltd., A Shares	229,600	167,865
Wanhua Chemical Group Co., Ltd., A Shares	298,900	3,840,340
Wanxiang Qianchao Co., Ltd., A Shares	304,900	241,494
Weibo Corp., ADR *	97,798	2,023,441
Weichai Power Co., Ltd., A Shares	640,000	1,079,734
Weichai Power Co., Ltd., H Shares	2,664,727	3,571,597
Weifu High-Technology Group Co., Ltd., A Shares	276,300	738,291
SECURITY	NUMBER OF SHARES	VALUE ($)
Weihai Guangwei Composites Co., Ltd., A Shares	45,700	503,436
Wens Foodstuffs Group Co., Ltd., A Shares *	180,320	620,463
Western Mining Co., Ltd., A Shares	218,400	337,411
Western Securities Co., Ltd., A Shares	437,700	411,442
Western Superconducting Technologies Co., Ltd., A Shares	45,200	668,340
Westone Information Industry, Inc., A Shares	107,400	523,636
Will Semiconductor Co., Ltd ., A Shares	74,250	1,009,668
Wingtech Technology Co., Ltd., A Shares	113,400	1,062,680
Winner Medical Co., Ltd., A Shares	15,300	155,474
Winning Health Technology Group Co., Ltd., A Shares	212,700	218,453
Wolong Electric Group Co., Ltd., A Shares	121,200	234,715
Wuchan Zhongda Group Co., Ltd., A Shares	450,600	300,681
Wuhan Guide Infrared Co., Ltd., A Shares	284,536	590,242
Wuliangye Yibin Co., Ltd., A Shares	379,200	9,196,778
WUS Printed Circuit Kunshan Co., Ltd., A Shares	179,500	311,424
WuXi AppTec Co., Ltd., A Shares	201,351	2,618,552
WuXi AppTec Co., Ltd., H Shares	524,813	5,974,384
Wuxi Biologics Cayman, Inc. *	4,959,103	44,038,232
Wuxi Shangji Automation Co., Ltd., A Shares	34,720	679,285
XCMG Construction Machinery Co., Ltd., A Shares *	857,000	647,703
Xiamen C & D, Inc., A Shares	253,100	431,040
Xiamen Faratronic Co., Ltd., A Shares	22,000	567,237
Xiamen ITG Group Corp., Ltd., A Shares	178,800	180,005
Xiamen Tungsten Co., Ltd., A Shares	121,700	446,474
Xiangcai Co., Ltd., A Shares	159,200	165,122
Xiaomi Corp., B Shares *	20,596,659	30,335,320
Xinfengming Group Co., Ltd., A Shares	76,500	110,307
Xinhua Winshare Publishing and Media Co., Ltd., H Shares	538,424	379,353
Xinjiang Goldwind Science & Technology Co., Ltd., A Shares	430,300	800,857
Xinjiang Goldwind Science & Technology Co., Ltd., H Shares	773,926	1,157,608
Xinjiang Tianshan Cement Co., Ltd., A Shares	197,300	277,623
Xinjiang Zhongtai Chemical Co., Ltd., A Shares	241,900	259,321
Xinxing Ductile Iron Pipes Co., Ltd., A Shares	343,100	196,596
Xinyangfeng Agricultural Technology Co., Ltd., A Shares	118,800	264,707
Xinyi Solar Holdings Ltd.	5,993,677	8,277,832
XPeng, Inc., ADR *	736,341	13,637,035
Xuji Electric Co., Ltd., A Shares	91,400	263,850
Yadea Group Holdings Ltd.	1,374,400	2,630,129
Yang Quan Coal Industry Group Co., Ltd., A Shares	262,600	712,350
Yango Group Co., Ltd., A Shares *	407,300	127,031
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., A Shares	185,100	1,059,279
Yangzhou Yangjie Electronic Technology Co., Ltd., A Shares	49,900	425,633

81
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Yangzijiang Financial Holding Ltd. *	3,585,080	963,662
Yangzijiang Shipbuilding Holdings Ltd.	3,589,094	2,495,464
Yankuang Energy Group Co., Ltd., A Shares	108,200	753,400
Yankuang Energy Group Co., Ltd., H Shares	2,694,939	10,712,664
Yanlord Land Group Ltd.	924,735	682,730
Yantai Changyu Pioneer Wine Co., Ltd., A Shares	201,083	890,260
Yantai Eddie Precision Machinery Co., Ltd., A Shares	86,520	217,130
Yantai Jereh Oilfield Services Group Co., Ltd., A Shares	102,500	565,170
Yatsen Holding Ltd., ADR *	397,087	468,563
Yealink Network Technology Corp., Ltd., A Shares	74,950	777,165
Yifan Pharmaceutical Co., Ltd., A Shares *	124,700	213,093
Yifeng Pharmacy Chain Co., Ltd., A Shares	67,860	525,669
Yihai International Holding Ltd. *	642,480	1,622,397
Yihai Kerry Arawana Holdings Co., Ltd., A Shares	187,900	1,245,116
Yintai Gold Co., Ltd., A Shares	275,600	458,564
Yixintang Pharmaceutical Group Co., Ltd., A Shares	49,800	192,596
YongXing Special Materials Technology Co., Ltd., A Shares	32,200	628,674
Yonyou Network Technology Co., Ltd., A Shares	360,740	1,051,311
Youngor Group Co., Ltd., A Shares	475,100	441,085
Youngy Co., Ltd., A Shares *	32,500	565,699
YTO Express Group Co., Ltd., A Shares	299,800	853,272
Yuan Longping High-tech Agriculture Co., Ltd., A Shares *	228,700	517,545
Yuexiu Property Co., Ltd.	1,789,201	2,243,098
Yunda Holding Co., Ltd., A Shares	117,800	287,769
Yunnan Aluminium Co., Ltd., A Shares	297,100	434,861
Yunnan Baiyao Group Co., Ltd., A Shares	155,540	1,181,405
Yunnan Botanee Bio-Technology Group Co., Ltd., A Shares	18,000	486,194
Yunnan Copper Co., Ltd., A Shares	141,100	223,924
Yunnan Energy New Material Co., Ltd., A Shares	87,100	2,438,555
Yunnan Tin Co., Ltd., A Shares	179,200	360,815
Zai Lab Ltd., ADR *	83,853	3,874,847
Zhangzhou Pientzehuang Pharmaceutical Co., Ltd., A Shares	57,600	2,514,963
Zhaojin Mining Industry Co., Ltd., H Shares *	1,505,023	1,280,895
Zhefu Holding Group Co., Ltd., A Shares	539,600	338,935
Zhejiang Century Huatong Group Co., Ltd., A Shares *	788,200	523,672
Zhejiang China Commodities City Group Co., Ltd., A Shares	542,800	385,040
Zhejiang Chint Electrics Co., Ltd., A Shares	110,200	505,636
Zhejiang Crystal-Optech Co., Ltd., A Shares	132,400	247,762
Zhejiang Dahua Technology Co., Ltd., A Shares	265,000	566,631
Zhejiang Dingli Machinery Co., Ltd., A Shares	34,600	196,852
SECURITY	NUMBER OF SHARES	VALUE ($)
Zhejiang Expressway Co., Ltd., H Shares	2,014,021	1,534,473
Zhejiang Hailiang Co., Ltd., A Shares	123,600	197,228
Zhejiang HangKe Technology, Inc. Co., A Shares	31,689	285,376
Zhejiang Hisoar Pharmaceutical Co., Ltd., A Shares	113,500	117,887
Zhejiang Huahai Pharmaceutical Co., Ltd., A Shares	140,250	405,071
Zhejiang Huayou Cobalt Co., Ltd., A Shares	163,160	1,768,984
Zhejiang Jingsheng Mechanical & Electrical Co., Ltd., A Shares	127,800	1,408,969
Zhejiang Jiuzhou Pharmaceutical Co., Ltd., A Shares	74,200	441,849
Zhejiang Juhua Co., Ltd., A Shares	339,700	773,664
Zhejiang Medicine Co., Ltd., A Shares	86,000	175,904
Zhejiang NHU Co., Ltd., A Shares	278,568	908,012
Zhejiang Runtu Co., Ltd., A Shares	111,700	133,679
Zhejiang Sanhua Intelligent Controls Co., Ltd., A Shares *	111,620	415,162
Zhejiang Supor Co., Ltd., A Shares	46,200	307,283
Zhejiang Wanfeng Auto Wheel Co., Ltd., A Shares *	240,300	206,015
Zhejiang Wanliyang Co., Ltd., A Shares *	160,300	250,907
Zhejiang Weiming Environment Protection Co., Ltd., A Shares	61,100	225,661
Zhejiang Weixing New Building Materials Co., Ltd., A Shares	155,300	469,940
Zhejiang Wolwo Bio-Pharmaceutical Co., Ltd., A Shares	54,100	363,202
Zhejiang Yongtai Technology Co., Ltd., A Shares	87,300	346,487
Zhengzhou Coal Mining Machinery Group Co., Ltd., A Shares	162,400	328,402
Zheshang Securities Co., Ltd., A Shares *	114,500	181,544
Zhihu, Inc., ADR *(a)	222,322	286,795
ZhongAn Online P&C Insurance Co., Ltd., H Shares *	1,039,357	3,065,559
Zhongji Innolight Co., Ltd., A Shares	65,400	278,163
Zhongshan Broad Ocean Motor Co., Ltd., A Shares *	87,700	78,877
Zhongshan Public Utilities Group Co., Ltd., A Shares	124,600	131,947
Zhongsheng Group Holdings Ltd.	903,418	4,287,548
Zhongtai Securities Co., Ltd., A Shares	240,800	258,840
Zhuhai Huafa Properties Co., Ltd., A Shares	209,400	239,972
Zhuzhou CRRC Times Electric Co., Ltd.	748,638	3,634,049
Zhuzhou CRRC Times Electric Co., Ltd., A Shares	51,276	459,536
Zhuzhou Hongda Electronics Corp., Ltd., A Shares	41,900	282,695
Zhuzhou Kibing Group Co., Ltd., A Shares	203,000	333,644
Zijin Mining Group Co., Ltd., A Shares	2,189,500	2,795,019
Zijin Mining Group Co., Ltd., H Shares	7,798,604	8,882,769
Zoomlion Heavy Industry Science and Technology Co. Ltd, A Shares	600,600	502,711
Zoomlion Heavy Industry Science and Technology Co. Ltd, H Shares	2,237,104	1,011,832
ZTE Corp., A Shares	387,100	1,375,772
ZTE Corp., H Shares	1,064,920	2,257,690

82
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
ZTO Express Cayman, Inc.	190,123	5,023,858
		2,949,679,839

Colombia 0.2%
BAC Holding International Corp. *	7,029,541	357,577
Bancolombia S.A.	387,818	2,998,576
Bancolombia S.A., ADR	156,464	4,294,937
Cementos Argos S.A.	744,893	587,565
Ecopetrol S.A., ADR	347,442	3,582,127
Grupo de Inversiones Suramericana S.A.	130,848	1,094,535
Interconexion Electrica S.A. ESP	616,116	2,670,211
		15,585,528

Czech Republic 0.2%
CEZ A/S	222,053	8,992,471
Komercni Banka A/S	115,407	2,720,367
Moneta Money Bank A/S	623,565	1,977,728
		13,690,566

Egypt 0.1%
Commercial International Bank Egypt S.A.E., GDR	3,035,760	5,349,009

Greece 0.3%
Alpha Services and Holdings S.A. *	3,054,662	2,838,786
Eurobank Ergasias Services & Holdings S.A., A Shares *	3,520,227	3,291,979
FF Group *(b)	50,437	0
Hellenic Petroleum Holdings S.A.	94,377	653,866
Hellenic Telecommunications Organization S.A.	310,311	4,948,845
JUMBO S.A.	166,707	2,387,082
Motor Oil Hellas Corinth Refineries S.A.	83,549	1,582,799
Mytilineos S.A.	145,490	2,285,166
National Bank of Greece S.A. *	760,557	2,465,644
OPAP S.A.	269,411	3,562,415
Piraeus Financial Holdings S.A. *	781,770	823,842
Public Power Corp. S.A. *	292,689	1,531,901
Terna Energy S.A.	80,233	1,430,425
		27,802,750

Hong Kong 0.0%
China Huishan Dairy Holdings Co., Ltd. *(b)	3,872,695	0

Hungary 0.2%
Magyar Telekom Telecommunications plc	872,944	737,904
MOL Hungarian Oil & Gas plc	526,364	3,620,057
OTP Bank Nyrt	322,880	6,857,213
Richter Gedeon Nyrt	207,470	4,174,245
		15,389,419

India 17.4%
3M India Ltd. *	4,142	1,215,332
Aarti Industries Ltd. *	254,561	2,661,323
ABB India Ltd.	75,355	3,094,264
ACC Ltd.	121,058	3,503,695
Adani Enterprises Ltd.	368,478	14,813,429
SECURITY	NUMBER OF SHARES	VALUE ($)
Adani Green Energy Ltd. *	547,965	16,800,697
Adani Ports & Special Economic Zone Ltd.	1,090,385	11,556,621
Adani Power Ltd. *	1,354,216	7,055,006
Adani Total Gas Ltd.	386,986	18,239,076
Adani Transmission Ltd. *	347,192	17,306,259
Adani Wilmar Ltd. *	216,261	1,883,823
Aditya Birla Capital Ltd. *	662,658	952,812
Alkem Laboratories Ltd.	37,437	1,401,517
Ambuja Cements Ltd.	945,842	4,895,376
Apollo Hospitals Enterprise Ltd.	137,554	7,483,590
Ashok Leyland Ltd.	1,968,726	3,815,641
Asian Paints Ltd.	634,852	27,098,089
Astral Ltd.	134,422	3,539,783
AU Small Finance Bank Ltd.	435,036	3,470,623
Aurobindo Pharma Ltd.	370,955	2,546,232
Avenue Supermarts Ltd. *	207,841	11,852,784
Axis Bank Ltd.	3,181,929	30,094,077
Bajaj Auto Ltd.	98,287	5,052,819
Bajaj Finance Ltd.	334,081	30,719,055
Bajaj Finserv Ltd.	53,062	11,327,291
Bajaj Holdings & Investment Ltd.	36,489	2,509,791
Balkrishna Industries Ltd.	110,555	2,846,795
Bandhan Bank Ltd. *	1,093,400	3,832,356
Bank of Baroda	1,493,081	2,458,774
Bank of India	665,235	434,514
Bata India Ltd.	82,187	2,007,919
Bayer CropScience Ltd.	18,138	1,243,826
Berger Paints India Ltd.	331,956	2,814,548
Bharat Electronics Ltd.	1,511,115	5,828,940
Bharat Forge Ltd.	352,095	3,282,855
Bharat Heavy Electricals Ltd. *	1,553,464	1,149,582
Bharat Petroleum Corp., Ltd.	1,398,338	5,783,721
Bharti Airtel Ltd.	3,179,411	29,073,922
Biocon Ltd.	657,454	2,564,180
Bosch Ltd.	15,324	3,382,708
Britannia Industries Ltd.	164,688	7,767,730
Canara Bank	532,369	1,615,368
Castrol India Ltd.	639,440	917,416
Cholamandalam Investment & Finance Co., Ltd.	560,684	5,576,981
Cipla Ltd.	708,708	9,262,207
Coal India Ltd.	2,654,682	7,844,624
Coforge Ltd.	50,782	2,275,433
Colgate-Palmolive (India) Ltd.	184,174	3,882,323
Container Corp. Of India Ltd. *	387,657	3,398,298
Coromandel International Ltd.	146,579	1,942,687
Cummins India Ltd.	187,741	2,817,835
Dabur India Ltd.	794,459	5,835,100
Dalmia Bharat Ltd.	115,969	2,242,300
Deepak Nitrite Ltd.	105,772	2,634,444
Divi's Laboratories Ltd.	180,400	8,234,319
Dixon Technologies India Ltd.	50,690	2,617,939
DLF Ltd.	868,179	4,261,235
Dr Lal PathLabs Ltd.	48,407	1,563,425
Dr. Reddy's Laboratories Ltd.	167,492	8,948,257
Eicher Motors Ltd.	193,909	8,196,665
Emami Ltd.	302,446	1,843,989
Embassy Office Parks REIT	726,119	3,318,512
Exide Industries Ltd.	662,005	1,337,621
Federal Bank Ltd.	2,105,912	3,100,899
FSN E-Commerce Ventures Ltd. *	83,452	1,460,339
GAIL India Ltd.	2,449,229	4,195,165
General Insurance Corp. of India	132,828	207,455
Gillette India Ltd. *	11,163	771,425
GlaxoSmithKline Pharmaceuticals Ltd.	65,672	1,204,827
Glenmark Pharmaceuticals Ltd.	197,729	923,595
GMR Infrastructure Ltd. *	3,492,248	1,580,031

83
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Godrej Consumer Products Ltd. *	502,884	5,849,501
Godrej Industries Ltd. *	130,175	785,639
Godrej Properties Ltd. *	117,770	2,086,442
Grasim Industries Ltd.	530,166	11,200,401
Gujarat Gas Ltd.	271,571	1,612,341
Havells India Ltd.	325,275	5,696,334
HCL Technologies Ltd.	1,523,703	18,005,465
HDFC Asset Management Co., Ltd.	95,302	2,488,632
HDFC Life Insurance Co., Ltd.	1,355,597	9,813,209
Hero MotoCorp Ltd.	182,293	6,510,255
Hindalco Industries Ltd.	1,972,498	10,897,896
Hindustan Aeronautics Ltd.	114,269	3,300,734
Hindustan Petroleum Corp., Ltd.	967,936	2,966,855
Hindustan Unilever Ltd.	1,234,153	41,313,092
Hindustan Zinc Ltd.	308,235	1,105,575
Honeywell Automation India Ltd.	2,969	1,614,197
Housing Development Finance Corp., Ltd.	2,455,447	75,599,615
ICICI Bank Ltd.	2,194,192	24,502,289
ICICI Lombard General Insurance Co., Ltd.	329,598	5,343,959
ICICI Prudential Life Insurance Co., Ltd.	535,175	4,004,813
IDFC First Bank Ltd. *	4,206,255	2,601,841
Indiabulls Housing Finance Ltd. *	471,639	811,409
Indian Oil Corp., Ltd.	5,903,129	5,311,900
Indian Railway Catering & Tourism Corp., Ltd.	358,881	3,210,176
Indian Railway Finance Corp., Ltd.	2,195,597	591,327
Indraprastha Gas Ltd.	487,243	2,569,951
Indus Towers Ltd.	1,212,470	3,048,794
Info Edge India Ltd.	108,162	5,913,656
Infosys Ltd.	4,978,687	93,545,228
InterGlobe Aviation Ltd. *	143,291	3,637,000
Ipca Laboratories Ltd.	196,017	2,233,057
ITC Ltd.	4,134,885	16,678,348
Jindal Steel & Power Ltd.	561,386	3,061,695
JSW Energy Ltd.	521,629	2,238,934
JSW Steel Ltd.	1,405,630	11,797,590
Jubilant Foodworks Ltd.	491,380	3,811,283
Kansai Nerolac Paints Ltd.	198,282	1,260,939
L&T Finance Holdings Ltd.	1,220,488	1,218,059
L&T Technology Services Ltd.	34,023	1,590,289
Larsen & Toubro Infotech Ltd.	61,443	3,589,311
Larsen & Toubro Ltd.	955,077	23,108,209
Laurus Labs Ltd.	502,591	3,662,624
LIC Housing Finance Ltd.	459,574	2,366,751
Lupin Ltd.	342,021	2,880,085
Macrotech Developers Ltd. *	107,928	1,490,055
Mahindra & Mahindra Financial Services Ltd.	823,920	2,131,914
Mahindra & Mahindra Ltd.	1,289,463	21,237,849
Mangalore Refinery & Petrochemicals Ltd. *	337,420	309,995
Marico Ltd.	714,574	4,726,766
Maruti Suzuki India Ltd.	185,233	21,172,560
Max Financial Services Ltd. *	331,652	3,440,563
Max Healthcare Institute Ltd. *	1,030,794	5,036,686
Mindtree Ltd.	64,961	2,703,229
Mphasis Ltd.	124,279	3,332,979
MRF Ltd.	3,708	3,983,647
Muthoot Finance Ltd.	150,726	2,001,444
Nestle India Ltd.	50,279	12,608,547
NHPC Ltd.	3,286,680	1,588,365
Nippon Life India Asset Management Ltd.	225,116	855,325
NMDC Ltd. *	1,047,443	1,611,539
SECURITY	NUMBER OF SHARES	VALUE ($)
NTPC Ltd.	6,088,423	12,566,381
Oberoi Realty Ltd.	164,693	2,086,899
Oil & Natural Gas Corp., Ltd.	5,215,188	9,096,928
Oil India Ltd.	474,093	1,150,356
One 97 Communications Ltd. *	126,687	1,144,530
Oracle Financial Services Software Ltd.	32,800	1,308,501
Page Industries Ltd.	8,101	5,204,004
PB Fintech Ltd. *	215,409	1,363,756
Persistent Systems Ltd.	75,505	3,342,927
Petronet LNG Ltd.	1,072,267	2,983,687
PI Industries Ltd.	100,287	4,336,952
Pidilite Industries Ltd.	212,651	7,323,062
Piramal Enterprises Ltd.	177,701	2,378,534
Piramal Pharma Ltd. *(b)	710,804	1,960,258
Polycab India Ltd.	34,181	1,062,600
Power Finance Corp., Ltd.	1,521,568	2,290,256
Power Grid Corp. of India Ltd.	4,477,995	12,939,486
Punjab National Bank	1,660,003	748,962
Rajesh Exports Ltd.	205,346	1,522,428
RBL Bank Ltd. *	641,300	987,073
REC Ltd.	2,020,036	2,764,712
Relaxo Footwears Ltd.	100,706	1,268,106
Reliance Industries Ltd.	4,705,916	156,232,823
Samvardhana Motherson International Ltd.	1,946,018	3,009,957
SBI Cards & Payment Services Ltd.	393,308	4,564,776
SBI Life Insurance Co., Ltd.	589,594	9,862,165
Shree Cement Ltd.	19,015	5,282,278
Shriram Transport Finance Co., Ltd. *	281,432	4,798,021
Siemens Ltd.	124,456	4,516,608
Sona Blw Precision Forgings Ltd.	364,813	2,396,638
SRF Ltd.	199,719	6,392,866
Star Health & Allied Insurance Co., Ltd. *	110,147	1,013,262
State Bank of India	2,506,129	16,755,752
Steel Authority of India Ltd.	1,928,173	1,972,868
Sun Pharmaceutical Industries Ltd.	1,516,173	17,040,647
Sun TV Network Ltd.	151,763	958,807
Tata Communications Ltd.	158,254	2,394,479
Tata Consultancy Services Ltd.	1,428,014	57,710,470
Tata Consumer Products Ltd.	839,073	8,549,852
Tata Elxsi Ltd.	47,808	5,426,659
Tata Motors Ltd. *	2,584,058	15,320,640
Tata Motors Ltd., A Shares, DVR *	514,736	1,516,842
Tata Steel Ltd.	11,467,666	15,630,218
Tata Teleservices Maharashtra Ltd. *	700,467	956,046
Tech Mahindra Ltd.	843,160	11,418,898
The Tata Power Co., Ltd.	2,818,079	8,403,717
Titan Co., Ltd.	575,980	18,880,710
Torrent Pharmaceuticals Ltd.	136,004	2,653,988
Torrent Power Ltd.	309,518	2,267,683
Trent Ltd.	252,358	4,469,407
Tube Investments of India Ltd.	136,033	3,875,815
TVS Motor Co., Ltd.	285,680	3,543,579
UltraTech Cement Ltd.	160,368	13,477,704
Union Bank of India Ltd.	1,508,829	804,183
United Breweries Ltd.	97,256	2,009,364
United Spirits Ltd. *	411,688	4,206,351
UNO Minda Ltd.	235,593	1,713,915
UPL Ltd.	776,657	7,518,969
Varun Beverages Ltd.	282,619	3,678,294
Vedanta Ltd.	1,874,406	6,375,158
Vodafone Idea Ltd. *	10,421,745	1,187,000
Voltas Ltd.	313,616	3,951,669
Whirlpool of India Ltd.	39,957	917,308
Wipro Ltd.	1,758,047	9,149,978
Yes Bank Ltd. *(b)	17,048,411	3,148,955
Zee Entertainment Enterprises Ltd.	1,151,297	3,724,488

84
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Zomato Ltd. *	2,781,527	2,028,609
Zydus Lifesciences Ltd.	360,641	1,716,557
		1,490,294,623

Indonesia 2.0%
Astra Agro Lestari Tbk PT	565,384	348,544
Bank Danamon Indonesia Tbk PT	1,190,300	211,716
Bank Syariah Indonesia Tbk PT	4,464,460	457,199
Dayamitra Telekomunikasi PT	31,423,916	1,672,555
Elang Mahkota Teknologi Tbk PT *	41,482,400	5,338,143
Mayora Indah Tbk PT	5,467,772	663,095
PT Adaro Energy Indonesia Tbk	17,862,930	4,260,385
PT Astra International Tbk	28,280,344	13,289,904
PT Bank Central Asia Tbk	67,848,326	37,484,000
PT Bank Mandiri (Persero) Tbk	25,811,614	15,390,452
PT Bank Negara Indonesia (Persero) Tbk	10,311,501	5,922,557
PT Bank Rakyat Indonesia (Persero) Tbk	90,053,025	26,331,826
PT Barito Pacific Tbk	34,263,949	1,892,972
PT Bukit Asam Tbk	5,748,478	1,646,019
PT Bumi Serpong Damai Tbk *	12,571,513	779,235
PT Charoen Pokphand Indonesia Tbk	10,176,310	4,028,016
PT Gudang Garam Tbk	616,132	984,856
PT Hanjaya Mandala Sampoerna Tbk	12,819,614	785,976
PT Indah Kiat Pulp & Paper Corp. Tbk	3,745,167	2,100,624
PT Indocement Tunggal Prakarsa Tbk	2,570,485	1,636,590
PT Indofood CBP Sukses Makmur Tbk *	3,161,078	1,767,691
PT Indofood Sukses Makmur Tbk	5,984,638	2,509,979
PT Jasa Marga Persero Tbk *	2,851,922	660,981
PT Kalbe Farma Tbk	26,501,165	2,999,626
PT Media Nusantara Citra Tbk	7,786,369	480,009
PT Perusahaan Gas Negara Tbk	14,721,329	1,824,979
PT Sarana Menara Nusantara Tbk	35,313,846	2,950,256
PT Semen Indonesia (Persero) Tbk	3,922,544	1,744,234
PT Surya Citra Media Tbk	37,706,852	574,145
PT Telkom Indonesia (Persero) Tbk	65,827,811	20,224,007
PT Tower Bersama Infrastructure Tbk	13,824,285	2,626,544
PT Unilever Indonesia Tbk	7,936,882	2,454,458
PT United Tractors Tbk	2,127,971	4,853,078
PT Vale Indonesia Tbk *	2,641,503	1,085,610
PT XL Axiata Tbk	4,707,256	834,097
Smartfren Telecom Tbk PT *	149,777,694	999,022
		173,813,380

Kuwait 1.1%
Agility Public Warehousing Co. KSC	2,066,058	5,649,037
Ahli United Bank BSC (b)	8,961,022	9,716,140
Boubyan Bank KSCP	1,587,734	4,305,108
Boubyan Petrochemicals Co. KSCP	551,428	1,642,018
Burgan Bank SAK	1,318,240	1,040,209
Gulf Bank KSCP	2,447,939	2,782,200
Humansoft Holding Co. KSC	139,733	1,569,983
Kuwait Finance House KSCP	7,536,168	22,024,845
Mabanee Co. KPSC	846,886	2,279,813
Mobile Telecommunications Co. KSCP	2,956,642	5,808,632
National Bank of Kuwait SAKP	10,037,539	34,354,818
		91,172,803

Malaysia 1.8%
Alliance Bank Malaysia Berhad	1,546,480	1,219,769
AMMB Holdings Berhad	2,992,072	2,794,517
Astro Malaysia Holdings Berhad	2,244,800	418,815
Axiata Group Berhad	6,210,277	4,218,354
SECURITY	NUMBER OF SHARES	VALUE ($)
British American Tobacco Malaysia Berhad	229,000	527,025
CIMB Group Holdings Berhad	9,340,994	11,207,941
Dialog Group Berhad	5,540,900	3,008,465
DiGi.com Berhad	4,346,114	3,641,588
Fraser & Neave Holdings Berhad	199,400	997,111
Gamuda Berhad	3,141,227	2,681,150
Genting Berhad	3,232,800	3,394,964
Genting Malaysia Berhad	3,827,920	2,557,364
Hartalega Holdings Berhad	2,328,300	863,586
Hong Leong Bank Berhad *	929,107	4,338,808
Hong Leong Financial Group Berhad *	340,000	1,475,321
IHH Healthcare Berhad	3,779,900	5,236,371
IJM Corp. Berhad	4,246,536	1,622,517
IOI Corp. Berhad	4,415,792	4,173,567
Kuala Lumpur Kepong Berhad	597,228	3,087,891
Malayan Banking Berhad	10,034,939	20,112,480
Malaysia Airports Holdings Berhad *	1,219,000	1,598,822
Maxis Berhad	2,798,724	2,407,572
MISC Berhad	2,407,800	3,819,770
MR DIY Group M Berhad	2,994,500	1,451,919
Nestle Malaysia Berhad	85,371	2,537,000
Petronas Chemicals Group Berhad	3,933,200	7,733,697
Petronas Dagangan Berhad	374,200	1,964,853
Petronas Gas Berhad	772,736	2,993,910
PPB Group Berhad	942,377	3,705,918
Press Metal Aluminium Holdings Berhad	4,858,164	5,188,699
Public Bank Berhad	19,910,070	20,953,286
QL Resources Berhad	1,544,850	1,760,414
RHB Bank Berhad	2,378,042	3,049,930
Sime Darby Berhad	4,905,800	2,510,174
Sime Darby Plantation Berhad	4,988,508	4,971,231
Supermax Corp. Berhad *	2,239,623	365,306
Telekom Malaysia Berhad *	1,583,000	2,111,610
Tenaga Nasional Berhad	4,553,474	9,146,627
Top Glove Corp. Berhad	7,485,700	1,346,439
Westports Holdings Berhad	1,003,900	780,599
YTL Corp. Berhad	6,559,536	864,736
		158,840,116

Mexico 2.4%
Alfa S.A.B. de C.V., A Shares	5,172,655	3,297,207
Alpek S.A.B. de C.V.	534,287	732,413
America Movil S.A.B. de C.V., Series L	40,079,152	34,216,340
Arca Continental S.A.B. de C.V.	630,135	4,297,087
Banco del Bajio S.A.	1,034,508	2,161,397
Becle S.A.B. de C.V.	769,669	1,576,689
Cemex S.A.B. de C.V., Series CPO *	20,478,100	7,605,977
Coca-Cola Femsa S.A.B. de C.V.	755,179	4,625,246
Concentradora Fibra Danhos S.A. de C.V.	370,085	433,348
Controladora Vuela Cia de Aviacion S.A.B. de C.V., A Shares *	1,286,896	1,150,477
El Puerto de Liverpool S.A.B. de C.V., Series C1	277,452	1,239,374
Fibra Uno Administracion S.A. de C.V.	4,072,835	4,270,887
Fomento Economico Mexicano S.A.B. de C.V.	2,550,011	16,009,839
GCC S.A.B. de C.V.	228,148	1,307,041
Gruma S.A.B. de C.V., B Shares	272,250	2,971,711
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	380,723	2,493,857
Grupo Aeroportuario del Pacifico S.A.B. de C.V., B Shares	480,641	6,854,965

85
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Grupo Aeroportuario del Sureste S.A.B. de C.V., B Shares	284,087	6,027,385
Grupo Bimbo S.A.B. de C.V., Series A	3,098,088	10,200,646
Grupo Carso S.A.B. de C.V., Series A1 *	628,928	2,168,038
Grupo Comercial Chedraui SA de CV	673,364	1,921,793
Grupo Elektra S.A.B. de C.V.	89,971	4,672,659
Grupo Financiero Banorte S.A.B. de C.V., O Shares	4,046,586	23,939,081
Grupo Financiero Inbursa S.A.B. de C.V., O Shares *	2,848,435	4,495,293
Grupo Mexico S.A.B. de C.V., Series B	4,433,756	16,816,175
Grupo Televisa S.A.B., Series CPO	3,310,890	4,179,768
Industrias Bachoco S.A.B. de C.V., Series B	219,174	871,487
Industrias Penoles S.A.B. de C.V.	165,458	1,362,281
Kimberly-Clark de Mexico S.A.B. de C.V., A Shares	1,230,311	1,669,411
Megacable Holdings S.A.B. de C.V., Series CPO	438,729	921,654
Operadora de Sites Mexicanos S.A. de C.V.	1,718,494	1,714,051
Orbia Advance Corp. S.A.B. de C.V.	1,329,233	2,512,800
Prologis Property Mexico SA de CV	632,548	1,639,240
Promotora y Operadora de Infraestructura S.A.B. de C.V.	302,652	2,130,994
Qualitas Controladora S.A.B. de C.V.	252,145	1,106,519
Regional SAB de C.V.	335,064	1,812,098
Wal-Mart de Mexico S.A.B. de C.V.	7,229,014	23,665,388
		209,070,616

Philippines 0.8%
Aboitiz Power Corp.	2,131,303	1,187,958
AC Energy Corp.	8,270,106	1,104,546
Alliance Global Group, Inc.	5,456,403	975,555
Ayala Corp.	447,098	5,589,223
Ayala Land, Inc.	11,090,912	5,658,528
Bank of the Philippine Islands	2,475,705	4,186,060
BDO Unibank, Inc.	2,757,133	6,323,902
Bloomberry Resorts Corp. *	5,106,548	644,741
Converge Information and Communications Technology Solutions, Inc. *	2,758,116	854,621
DMCI Holdings, Inc.	6,057,112	1,024,710
Globe Telecom, Inc.	41,221	1,540,053
GT Capital Holdings, Inc.	128,411	1,102,201
International Container Terminal Services, Inc.	1,515,807	4,891,180
JG Summit Holdings, Inc.	4,184,231	3,815,023
Jollibee Foods Corp.	594,348	2,535,941
LT Group, Inc.	3,871,984	609,533
Manila Electric Co.	353,843	1,897,917
Megaworld Corp.	12,780,706	568,992
Metro Pacific Investments Corp.	18,653,104	1,239,001
Metropolitan Bank & Trust Co.	2,535,719	2,375,190
Monde Nissin Corp. *	7,883,384	2,316,371
PLDT, Inc.	125,710	3,758,652
Puregold Price Club, Inc.	1,299,530	792,608
San Miguel Corp.	521,679	887,658
San Miguel Food and Beverage, Inc.	855,347	654,971
Semirara Mining & Power Corp.	1,781,523	1,303,902
SM Prime Holdings, Inc.	16,767,231	11,301,571
Universal Robina Corp.	1,176,644	2,556,327
		71,696,935

SECURITY	NUMBER OF SHARES	VALUE ($)
Qatar 1.4%
Barwa Real Estate Co.	2,645,384	2,675,348
Doha Bank QPSC	2,095,393	1,449,960
Ezdan Holding Group QSC *	2,087,640	785,355
Industries Qatar QSC	2,183,830	10,883,920
Masraf Al Rayan QSC	8,692,546	10,791,241
Mesaieed Petrochemical Holding Co.	6,147,443	4,388,921
Ooredoo QPSC	1,287,149	3,209,257
Qatar Aluminum Manufacturing Co.	3,706,206	1,913,274
Qatar Electricity & Water Co. QSC	624,967	3,243,462
Qatar Fuel QSC	710,204	3,707,277
Qatar Gas Transport Co., Ltd.	3,837,161	4,214,634
Qatar Insurance Co. SAQ	2,362,291	1,508,156
Qatar International Islamic Bank QSC	1,060,516	3,468,318
Qatar Islamic Bank SAQ	2,501,896	17,594,167
Qatar National Bank QPSC	6,218,418	35,243,536
The Commercial Bank PSQC	4,693,183	9,446,291
United Development Co. QSC	2,220,029	975,368
Vodafone Qatar QSC	2,284,098	1,031,740
		116,530,225

Russia 0.0%
Gazprom PJSC *(b)(c)	127,160	24,950
Sberbank of Russia PJSC *(b)(c)	107,550	4,628
		29,578

Saudi Arabia 5.3%
Abdullah Al Othaim Markets Co.	61,518	2,098,060
ACWA Power Co.	187,089	8,709,916
Advanced Petrochemical Co.	182,468	2,427,082
Al Rajhi Bank *	2,744,750	65,862,317
Alinma Bank	1,364,325	13,792,059
Almarai Co. JSC	350,747	4,945,355
Arab National Bank	923,697	7,371,883
Arabian Centers Co., Ltd.	222,949	1,187,401
Arabian Internet & Communications Services Co.	36,985	2,735,257
Bank AlBilad *	692,011	9,315,179
Bank Al-Jazira	551,878	3,458,964
Banque Saudi Fransi	823,380	10,897,354
BinDawood Holding Co.	40,733	895,064
Bupa Arabia for Cooperative Insurance Co.	84,805	3,708,950
Dallah Healthcare Co.	47,879	1,508,080
Dar Al Arkan Real Estate Development Co. *	737,867	2,779,515
Dr Sulaiman Al Habib Medical Services Group Co.	127,392	6,777,973
Emaar Economic City *	572,552	1,538,381
Etihad Etisalat Co.	521,609	5,078,715
Jarir Marketing Co.	83,326	3,812,735
Mobile Telecommunications Co. *	608,682	1,875,110
Mouwasat Medical Services Co.	66,464	4,275,338
Nahdi Medical Co.	53,897	2,778,728
National Industrialization Co. *	465,240	1,972,845
Rabigh Refining & Petrochemical Co. *	577,212	2,659,567
Riyad Bank	2,065,144	19,503,222
SABIC Agri-Nutrients Co.	332,490	15,390,599
Sahara International Petrochemical Co.	494,797	6,285,330
Saudi Airlines Catering Co. *	53,508	1,078,985
Saudi Arabian Mining Co. *	1,129,874	22,393,087
Saudi Arabian Oil Co.	3,922,253	39,128,621
Saudi Basic Industries Corp.	1,259,215	33,565,667
Saudi Cement Co.	107,743	1,593,645

86
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Saudi Electricity Co.	1,077,221	7,235,922
Saudi Ground Services Co. *	114,508	898,640
Saudi Industrial Investment Group	514,251	3,502,215
Saudi Kayan Petrochemical Co. *	1,013,479	3,963,326
Saudi Pharmaceutical Industries & Medical Appliances Corp.	119,993	893,803
Saudi Research & Media Group *	44,448	2,497,318
Saudi Tadawul Group Holding Co.	49,725	3,010,750
Saudi Telecom Co.	2,535,767	28,197,675
Saudia Dairy & Foodstuff Co.	23,039	1,219,676
Seera Group Holding *	202,874	971,464
Southern Province Cement Co.	92,709	1,432,932
The Co. for Cooperative Insurance *	82,598	1,669,978
The Qassim Cement Co.	71,670	1,529,113
The Saudi British Bank	1,402,283	14,903,220
The Saudi Investment Bank	692,202	3,682,905
The Saudi National Bank	3,039,974	56,529,445
The Savola Group	356,208	3,093,959
United Electronics Co.	43,176	1,373,730
Yamama Cement Co. *	143,235	1,125,989
Yanbu Cement Co.	109,729	1,164,721
Yanbu National Petrochemical Co.	377,876	5,036,336
		455,334,101

South Africa 3.9%
Absa Group Ltd.	1,062,844	11,100,859
African Rainbow Minerals Ltd.	143,890	1,994,692
Anglo American Platinum Ltd.	77,530	5,452,718
AngloGold Ashanti Ltd. (a)	584,266	7,871,500
Aspen Pharmacare Holdings Ltd.	519,129	4,492,474
AVI Ltd.	491,191	2,121,028
Barloworld Ltd.	267,577	1,365,797
Bid Corp., Ltd.	464,525	8,858,854
Capitec Bank Holdings Ltd.	119,324	14,306,433
Clicks Group Ltd.	342,808	5,993,971
Coronation Fund Managers Ltd.	340,007	629,170
Dis-Chem Pharmacies Ltd.	516,696	1,075,263
Discovery Ltd. *	735,105	5,297,945
Distell Group Holdings Ltd. *	122,153	1,232,681
Exxaro Resources Ltd.	340,434	4,360,585
FirstRand Ltd.	7,005,867	26,376,199
Fortress REIT Ltd, Class B *	2,643,936	632,892
Fortress REIT Ltd., Class A *	1,072,282	655,534
Gold Fields Ltd.	1,216,976	9,905,370
Growthpoint Properties Ltd.	4,618,826	3,452,386
Harmony Gold Mining Co., Ltd.	787,324	1,993,670
Impala Platinum Holdings Ltd.	1,143,954	12,106,406
Investec Ltd.	406,329	1,920,506
Kumba Iron Ore Ltd.	74,353	1,659,904
Life Healthcare Group Holdings Ltd.	1,904,905	2,243,050
Momentum Metropolitan Holdings	1,726,800	1,686,843
Mr Price Group Ltd.	370,587	4,048,879
MTN Group Ltd.	2,507,178	18,276,787
MultiChoice Group	508,668	3,450,230
Naspers Ltd., N Shares	296,749	42,233,509
Nedbank Group Ltd. (a)	592,930	7,054,880
NEPI Rockcastle S.A.	829,688	4,417,045
Netcare Ltd.	2,017,683	1,744,893
Northam Platinum Holdings Ltd. *	507,350	4,798,340
Old Mutual Ltd.	6,336,380	3,780,772
Pepkor Holdings Ltd.	2,501,902	2,951,893
Pick n Pay Stores Ltd.	479,840	1,740,097
PSG Group Ltd. *	224,314	1,187,478
Rand Merchant Investment Holdings Ltd.	1,061,671	1,684,905
Redefine Properties Ltd.	9,038,514	2,015,111
Reinet Investments SCA	192,272	3,171,331
SECURITY	NUMBER OF SHARES	VALUE ($)
Remgro Ltd.	692,107	5,171,596
Resilient REIT Ltd.	448,850	1,422,308
Royal Bafokeng Platinum Ltd. (a)	113,024	963,307
Sanlam Ltd.	2,438,846	7,629,442
Santam Ltd.	57,092	817,303
Sappi Ltd. *	774,186	2,078,498
Sasol Ltd. *(a)	782,113	15,226,617
Shoprite Holdings Ltd.	686,190	9,369,068
Sibanye Stillwater Ltd.	3,882,406	8,767,326
Standard Bank Group Ltd.	1,843,883	16,576,599
Telkom S.A. SOC Ltd. *	414,747	1,069,693
The Bidvest Group Ltd.	470,144	5,929,071
The Foschini Group Ltd.	444,662	3,317,407
The SPAR Group Ltd.	259,924	2,387,817
Tiger Brands Ltd.	250,446	2,449,740
Transaction Capital Ltd.	745,138	1,646,400
Truworths International Ltd.	572,640	1,924,434
Vodacom Group Ltd.	805,865	5,964,415
Woolworths Holdings Ltd.	1,352,212	4,442,742
		338,496,663

Taiwan 16.0%
Accton Technology Corp.	744,000	6,929,741
Acer, Inc.	4,039,086	2,919,422
Advanced Energy Solution Holding Co., Ltd.	32,000	1,030,308
Advantech Co., Ltd.	586,619	6,311,876
Airtac International Group *	219,920	5,953,645
ASE Technology Holding Co., Ltd.	4,748,120	13,322,035
Asia Cement Corp.	3,425,286	4,867,142
ASMedia Technology, Inc.	51,445	1,580,323
ASPEED Technology, Inc.	41,800	2,794,678
Asustek Computer, Inc.	980,621	8,215,470
AUO Corp. *	12,176,530	6,700,842
Capital Securities Corp.	2,783,644	1,092,880
Catcher Technology Co., Ltd. *	1,029,224	6,272,560
Cathay Financial Holding Co., Ltd.	11,557,914	16,916,799
Chailease Holding Co., Ltd.	1,955,627	12,657,364
Chang Hwa Commercial Bank Ltd.	9,240,705	5,358,470
Cheng Shin Rubber Industry Co., Ltd.	2,639,277	3,073,918
Chicony Electronics Co., Ltd.	856,118	2,295,170
China Airlines Ltd.	3,983,872	2,984,223
China Development Financial Holding Corp.	22,283,308	9,810,146
China Motor Corp.	403,600	616,588
China Steel Corp.	17,229,956	16,387,917
Chunghwa Telecom Co., Ltd.	5,337,310	21,217,725
Compal Electronics, Inc.	6,208,535	4,640,466
CTBC Financial Holding Co., Ltd.	25,320,792	19,549,523
Delta Electronics, Inc.	3,028,148	26,165,188
E Ink Holdings, Inc.	1,250,000	9,835,729
E.Sun Financial Holding Co., Ltd.	18,945,821	17,553,089
Eclat Textile Co., Ltd.	279,510	4,091,062
eMemory Technology, Inc.	98,000	4,459,302
ENNOSTAR, Inc.	930,914	1,578,157
Eternal Materials Co., Ltd. *	1,531,213	1,705,400
Eva Airways Corp.	3,462,374	3,839,183
Evergreen Marine Corp., Ltd.	3,480,222	10,096,217
Far Eastern International Bank	3,422,243	1,382,952
Far Eastern New Century Corp.	5,668,799	6,099,488
Far EasTone Telecommunications Co., Ltd.	2,247,509	5,523,242
Feng TAY Enterprise Co., Ltd.	604,584	3,416,458
First Financial Holding Co., Ltd.	14,680,587	12,805,572
Formosa Chemicals & Fibre Corp.	4,743,008	10,705,368
Formosa Petrochemical Corp.	1,971,660	5,428,340
Formosa Plastics Corp.	6,836,560	20,461,950

87
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Formosa Sumco Technology Corp.	81,000	486,998
Formosa Taffeta Co., Ltd.	1,500,132	1,360,284
Foxconn Technology Co., Ltd.	1,489,355	2,475,938
Fubon Financial Holding Co., Ltd.	9,731,089	18,351,195
Genius Electronic Optical Co., Ltd.	113,000	1,666,924
Giant Manufacturing Co., Ltd.	418,752	3,294,985
Globalwafers Co., Ltd.	298,451	4,765,411
Hiwin Technologies Corp.	413,445	2,818,557
Hon Hai Precision Industry Co., Ltd.	16,699,092	59,801,266
Hotai Motor Co., Ltd.	450,000	9,077,618
HTC Corp. *	989,778	2,025,895
Hua Nan Financial Holdings Co., Ltd.	14,145,415	10,805,122
Innolux Corp. *	12,491,029	4,965,633
Inventec Corp.	4,200,043	3,194,448
Largan Precision Co., Ltd.	142,456	9,149,946
Lite-On Technology Corp.	2,983,866	6,450,542
MediaTek, Inc.	2,077,713	45,530,499
Mega Financial Holding Co., Ltd.	15,582,973	18,379,589
Micro-Star International Co., Ltd.	969,095	3,661,468
momo.com, Inc.	80,080	1,920,605
Nan Ya Plastics Corp.	7,900,816	17,832,807
Nan Ya Printed Circuit Board Corp.	289,000	2,568,361
Nanya Technology Corp.	1,103,000	1,935,120
Nien Made Enterprise Co., Ltd.	199,752	1,857,242
Novatek Microelectronics Corp.	782,608	6,775,103
OBI Pharma, Inc. *	214,339	615,465
Oneness Biotech Co., Ltd. *	409,000	3,977,462
Parade Technologies Ltd.	98,100	2,781,447
Pegatron Corp.	2,838,657	5,931,453
Pou Chen Corp.	3,554,792	3,386,907
Powertech Technology, Inc.	1,013,000	2,842,224
President Chain Store Corp.	775,400	6,827,341
Quanta Computer, Inc.	3,693,057	9,621,665
Realtek Semiconductor Corp.	663,336	7,540,509
Ruentex Development Co., Ltd	2,259,000	4,683,134
Shin Kong Financial Holding Co., Ltd.	18,519,672	5,348,268
Silergy Corp.	348,000	6,093,930
Sino-American Silicon Products, Inc.	749,000	4,121,807
SinoPac Financial Holdings Co., Ltd.	14,837,605	8,457,740
Synnex Technology International Corp.	1,847,956	3,387,793
Taishin Financial Holding Co., Ltd.	15,773,478	7,877,022
Taiwan Business Bank	7,358,049	3,106,396
Taiwan Cement Corp.	8,289,872	10,703,638
Taiwan Cooperative Financial Holding Co., Ltd.	14,235,199	12,931,524
Taiwan Fertilizer Co., Ltd.	1,104,508	2,282,499
Taiwan Glass Industry Corp.	2,180,311	1,260,730
Taiwan High Speed Rail Corp.	3,115,000	2,988,353
Taiwan Mobile Co., Ltd.	2,395,524	7,838,824
Taiwan Secom Co., Ltd.	387,000	1,303,244
Taiwan Semiconductor Manufacturing Co., Ltd.	33,590,500	557,312,608
Teco Electric & Machinery Co., Ltd.	2,825,000	2,747,269
The Shanghai Commercial & Savings Bank Ltd.	4,637,000	7,586,779
Transcend Information, Inc.	419,000	911,303
U-Ming Marine Transport Corp.	572,000	716,938
Unimicron Technology Corp.	1,743,348	8,677,363
Uni-President Enterprises Corp.	6,676,676	14,477,556
United Microelectronics Corp. *	16,312,850	22,027,372
Vanguard International Semiconductor Corp.	1,280,000	3,128,772
Voltronic Power Technology Corp.	92,000	5,244,189
Walsin Lihwa Corp.	5,033,814	6,565,665
Walsin Technology Corp.	660,000	2,016,591
Wan Hai Lines Ltd.	1,303,910	3,718,419
Win Semiconductors Corp.	568,000	3,331,023
Winbond Electronics Corp.	3,943,000	2,875,880
SECURITY	NUMBER OF SHARES	VALUE ($)
Wistron Corp.	3,989,080	3,630,309
Wiwynn Corp.	119,000	3,010,431
Yageo Corp.	631,000	6,810,136
Yang Ming Marine Transport Corp.	2,440,000	6,324,961
Yuanta Financial Holding Co., Ltd.	16,602,949	11,073,178
Yulon Motor Co., Ltd.	813,114	1,101,961
Yulon Nissan Motor Co., Ltd.	40,000	273,347
Zhen Ding Technology Holding Ltd.	876,000	3,280,953
		1,372,549,862

Thailand 2.6%
Advanced Info Service PCL NVDR	1,527,200	8,041,752
Airports of Thailand PCL NVDR *	6,177,200	12,324,753
Asset World Corp. PCL NVDR	10,070,900	1,546,713
B Grimm Power PCL NVDR	1,218,700	1,236,665
Bangkok Bank PCL NVDR	917,600	3,447,685
Bangkok Dusit Medical Services PCL NVDR	12,496,200	10,024,377
Bangkok Expressway & Metro PCL	10,902,190	2,616,227
Bangkok Life Assurance PCL NVDR	725,500	706,349
Banpu PCL NVDR	8,006,333	3,183,869
Berli Jucker PCL NVDR	1,399,150	1,285,472
BTS Group Holdings PCL NVDR	11,455,500	2,639,045
Bumrungrad Hospital PCL NVDR	555,400	3,290,131
Carabao Group PCL NVDR	507,500	1,405,759
Central Pattana PCL NVDR	3,811,600	7,239,035
Central Retail Corp. PCL NVDR	3,976,800	4,417,152
Charoen Pokphand Foods PCL NVDR	6,754,200	4,816,159
CP ALL PCL NVDR	8,277,400	13,961,196
Delta Electronics Thailand PCL NVDR	395,021	5,676,819
Digital Telecommunications Infrastructure Fund, Class F	7,469,000	2,765,348
Electricity Generating PCL NVDR	358,000	1,796,750
Energy Absolute PCL NVDR	2,269,051	5,305,083
Global Power Synergy PCL NVDR	926,768	1,728,357
Gulf Energy Development PCL NVDR	5,868,259	8,248,153
Home Product Center PCL NVDR	7,967,519	3,037,326
Indorama Ventures PCL NVDR	2,550,400	3,025,157
Intouch Holdings PCL NVDR	1,957,709	3,906,022
IRPC PCL NVDR	17,482,400	1,639,762
Kasikornbank PCL NVDR	2,101,169	8,845,511
Krung Thai Bank PCL NVDR	8,712,700	4,038,248
Krungthai Card PCL NVDR	1,826,900	3,018,738
Land & Houses PCL NVDR	11,294,000	2,756,712
Minor International PCL NVDR *	5,557,980	4,992,083
Muangthai Capital PCL NVDR	861,015	1,003,583
Osotspa PCL NVDR	1,924,163	1,649,094
PTT Exploration & Production PCL NVDR	1,933,004	8,932,771
PTT Global Chemical PCL NVDR	2,907,014	3,786,991
PTT Oil & Retail Business PCL NVDR	3,921,800	2,930,930
PTT PCL NVDR	20,145,000	20,718,204
Ratch Group PCL NVDR	1,704,150	2,056,430
SCB X PCL NVDR	2,376,000	7,200,494
SCG Packaging PCL NVDR	1,659,800	2,583,302
Siam City Cement PCL NVDR	129,400	562,493
Siam Makro PCL NVDR	1,916,003	1,812,879
Sri Trang Gloves Thailand PCL NVDR	1,440,600	561,029
Srisawad Corp. PCL NVDR	875,900	1,171,070
Thai Oil PCL NVDR	1,487,800	2,478,817
Thai Union Group PCL NVDR	3,848,600	1,847,117
The Siam Cement PCL NVDR	1,179,400	11,579,711
TMBThanachart Bank PCL NVDR	59,921,718	2,087,092
Total Access Communication PCL NVDR	956,400	1,127,877

88
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
True Corp. PCL NVDR	14,656,766	1,832,975
		218,885,267

Turkey 0.5%
Akbank T.A.S.	4,365,011	2,811,725
Anadolu Efes Biracilik Ve Malt Sanayii A/S	314,172	713,490
Arcelik A/S	208,130	803,602
Aselsan Elektronik Sanayi Ve Ticaret A/S	808,590	1,158,144
BIM Birlesik Magazalar A/S	602,419	3,622,229
Coca-Cola Icecek A/S	99,650	876,309
Enerjisa Enerji A/S	419,465	395,154
Enka Insaat ve Sanayi A/S	2,528,679	2,569,748
Eregli Demir ve Celik Fabrikalari T.A.S.	1,827,427	2,890,618
Ford Otomotiv Sanayi A/S	86,562	1,579,045
Gubre Fabrikalari TAS *	119,919	771,141
Haci Omer Sabanci Holding A/S	1,285,331	1,798,594
Iskenderun Demir ve Celik A/S	229,585	311,421
KOC Holding A/S	1,168,537	2,929,933
Koza Altin Isletmeleri A/S	64,962	565,197
Petkim Petrokimya Holding A/S *	1,801,735	1,427,960
Sasa Polyester Sanayi *	522,797	1,537,258
Tofas Turk Otomobil Fabrikasi A/S	165,030	801,363
Turk Hava Yollari AO *	755,312	3,034,615
Turk Telekomunikasyon A/S	765,368	441,271
Turkcell Iletisim Hizmetleri A/S	1,608,994	1,910,153
Turkiye Garanti Bankasi A/S	826,992	1,045,416
Turkiye Is Bankasi A/S, Class C	4,470,249	1,945,883
Turkiye Petrol Rafinerileri A/S *	182,188	3,597,799
Turkiye Sise ve Cam Fabrikalari A/S	2,044,993	2,785,178
Turkiye Vakiflar Bankasi T.A.O., Class D, Class D *	1,525,845	613,038
Yapi ve Kredi Bankasi A/S	3,546,357	1,372,192
		44,308,476

United Arab Emirates 1.7%
Abu Dhabi Commercial Bank PJSC	3,891,287	9,608,901
Abu Dhabi Islamic Bank PJSC	2,091,779	5,040,020
Abu Dhabi National Oil Co. for Distribution PJSC	3,967,824	4,796,324
Abu Dhabi Ports Co. PJSC *	1,215,780	1,674,861
ADNOC Drilling Co. PJSC *	2,374,044	2,365,609
Air Arabia PJSC	3,142,611	1,899,401
AL Seer Marine Supplies & Equipment Co. LLC *	254,381	680,095
Aldar Properties PJSC	4,871,543	6,392,736
Alpha Dhabi Holding PJSC *	1,852,192	12,304,076
Aramex PJSC	234,858	249,369
Borouge plc *	2,605,045	2,177,343
Dana Gas PJSC	5,259,224	1,393,181
Dubai Electricity & Water Authority PJSC *	4,708,376	3,281,590
Dubai Financial Market PJSC	2,194,847	1,069,622
Dubai Investments PJSC *	3,024,136	2,017,161
Dubai Islamic Bank PJSC	4,297,079	6,843,880
Emaar Development PJSC *	1,142,126	1,495,658
Emaar Properties PJSC	5,529,960	9,424,742
Emirates Telecommunications Group Co. PJSC	4,866,424	34,076,428
Fertiglobe plc	1,615,858	2,472,365
First Abu Dhabi Bank PJSC	6,185,843	32,166,619
SECURITY	NUMBER OF SHARES	VALUE ($)
Multiply Group *	4,750,618	2,793,682
		144,223,663
Total Common Stocks (Cost $7,422,005,394)		8,352,468,158

PREFERRED STOCKS 2.1% OF NET ASSETS

Brazil 1.8%
Alpargatas S.A.	304,212	1,211,916
Azul S.A. *	361,394	1,150,239
Banco Bradesco S.A.	7,177,350	26,265,693
Banco Pan S.A.	462,984	655,916
Bradespar S.A.	395,918	1,672,775
Braskem S.A., A Shares	247,620	1,455,323
Centrais Eletricas Brasileiras S.A., B Shares	365,672	3,380,755
Cia de Transmissao de Energia Electrica Paulista	273,133	1,257,329
Cia Energetica de Minas Gerais	1,753,428	4,095,055
Cia Paranaense de Energia, B Shares	1,605,443	2,159,803
Gerdau S.A.	1,458,862	6,566,428
Itau Unibanco Holding S.A.	6,901,514	34,381,022
Itausa S.A.	6,607,182	11,668,735
Metalurgica Gerdau S.A.	986,580	1,898,514
Petroleo Brasileiro S.A.	7,890,362	50,607,359
Raizen S.A.	1,705,348	1,593,106
Unipar Carbocloro S.A., B Shares	69,017	1,365,420
Usinas Siderurgicas de Minas Gerais S.A., A Shares	513,009	794,119
		152,179,507

Chile 0.3%
Embotelladora Andina S.A., B Shares	583,070	1,199,520
Sociedad Quimica y Minera de Chile S.A., B Shares *	194,036	19,477,945
		20,677,465

Colombia 0.0%
Grupo Aval Acciones y Valores S.A.	5,901,740	887,284
Grupo de Inversiones Suramericana S.A.	171,307	601,074
		1,488,358
Total Preferred Stocks (Cost $169,342,161)		174,345,330

RIGHTS 0.0% OF NET ASSETS

Thailand 0.0%
Thai Oil PCL
expires 09/14/22 *(b)	126,426	0
Total Rights (Cost $0)		0

89
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBEROF SHARES	VALUE ($)
SHORT-TERM INVESTMENTS 1.0% OF NET ASSETS

Money Market Funds 1.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.25% (d)	47,725,388	47,725,388
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.25% (d)(e)	38,809,505	38,809,505
		86,534,893
Total Short-Term Investments (Cost $86,534,893)		86,534,893
Total Investments in Securities (Cost $7,677,882,448)		8,613,348,381

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
MSCI Emerging Markets Index, expires 09/16/22	725	35,593,875	(1,009,657)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $34,890,236.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(c)	Trading in Russian securities listed on the Moscow Exchange, Russian ADRs, and Russian GDRs are subject to trade restrictions and therefore the ability of the fund to buy or sell these securities is uncertain.
(d)	The rate shown is the 7-day yield.
(e)	Security purchased with cash collateral received for securities on loan.

ADR —	American Depositary Receipt
DVR —	Differential Voting Rights
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt
REIT —	Real Estate Investment Trust

90
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$3,793,488,565	$—	$—	$3,793,488,565
China	2,944,823,968	—	4,855,871	2,949,679,839
Greece	27,802,750	—	0*	27,802,750
Hong Kong	—	—	0*	0
India	1,485,185,410	—	5,109,213	1,490,294,623
Kuwait	81,456,663	—	9,716,140	91,172,803
Russia [2]	—	—	29,578	29,578
Preferred Stocks[1]	174,345,330	—	—	174,345,330
Rights [1]
Thailand	—	—	0*	0
Short-Term Investments[1]	86,534,893	—	—	86,534,893
Liabilities
Futures Contracts[3]	(1,009,657)	—	—	(1,009,657)
Total	$8,592,627,922	$—	$19,710,802	$8,612,338,724

*	Level 3 amount shown includes securities determined to have no value at August 31, 2022.
[1]	As categorized in the Portfolio Holdings.
[2]	Trading in Russian securities listed on the Moscow Exchange, Russian ADRs, and Russian GDRs are subject to trade restrictions and therefore the ability of the fund to buy or sell these securities is uncertain.
[3]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
91
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Statement of Assets and Liabilities

As of August 31, 2022
Assets
Investments in securities, at value - unaffiliated (cost $7,677,882,448) including securities on loan of $34,890,236		$8,613,348,381
Foreign currency, at value (cost $23,288,715)		23,239,217
Deposit with broker for futures contracts		4,521,653
Receivables:
Dividends		23,107,464
Investments sold		169,441
Variation margin on future contracts		68,250
Income from securities on loan	+	61,018
Total assets		8,664,515,424
Liabilities
Collateral held for securities on loan		38,809,505
Payables:
Foreign capital gains tax		56,304,486
Investments bought		11,196,071
Management fees	+	801,715
Total liabilities		107,111,777
Net assets		$8,557,403,647
Net Assets by Source
Capital received from investors		$8,865,598,782
Total distributable loss	+	(308,195,135)
Net assets		$8,557,403,647

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$8,557,403,647		339,300,000		$25.22

92
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Statement of Operations

For the period September 1, 2021 through August 31, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $33,599,871)		$309,308,694
Securities on loan, net	+	749,972
Total investment income		310,058,666
Expenses
Management fees		9,918,702
Proxy fees[1]	+	275,220
Total expenses	–	10,193,922
Net investment income		299,864,744
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated (net of foreign capital gains tax paid of $890,531)		(462,433,530)
Net realized losses on futures contracts		(5,438,027)
Net realized losses on foreign currency transactions	+	(4,611,237)
Net realized losses		(472,482,794)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated (net of change in foreign capital gains tax of ($1,266,870))		(1,639,739,056)
Net change in unrealized appreciation (depreciation) on futures contracts		(1,617,230)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(495,074)
Net change in unrealized appreciation (depreciation)	+	(1,641,851,360)
Net realized and unrealized losses		(2,114,334,154)
Decrease in net assets resulting from operations		($1,814,469,410)

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).
93
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab Emerging Markets Equity ETF
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	9/1/21-8/31/22		9/1/20-8/31/21
Net investment income		$299,864,744	$177,245,520
Net realized losses		(472,482,794)	(154,663,920)
Net change in unrealized appreciation (depreciation)	+	(1,641,851,360)	1,383,742,353
Increase (decrease) in net assets resulting from operations		($1,814,469,410)	$1,406,323,953
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($221,827,290)	($204,700,900)

TRANSACTIONS IN FUND SHARES
	9/1/21-8/31/22			9/1/20-8/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		38,900,000	$1,088,558,847	35,000,000	$1,107,996,332
Net transactions in fund shares		38,900,000	$1,088,558,847	35,000,000	$1,107,996,332
SHARES OUTSTANDING AND NET ASSETS
	9/1/21-8/31/22			9/1/20-8/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		300,400,000	$9,505,141,500	265,400,000	$7,195,522,115
Total increase (decrease)	+	38,900,000	(947,737,853)	35,000,000	2,309,619,385
End of period		339,300,000	$8,557,403,647	300,400,000	$9,505,141,500
94
Schwab International Equity ETFs  |  Annual Report
See financial notes

Schwab International Equity ETFs
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Strategic Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the operational funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB STRATEGIC TRUST (ORGANIZED JANUARY 27, 2009)
Schwab International Dividend Equity ETF	Schwab Short-Term U.S. Treasury ETF
Schwab International Equity ETF	Schwab Intermediate-Term U.S. Treasury ETF
Schwab International Small-Cap Equity ETF	Schwab Long-Term U.S. Treasury ETF
Schwab Emerging Markets Equity ETF	Schwab U.S. Aggregate Bond ETF
Schwab U.S. Broad Market ETF	Schwab 1-5 Year Corporate Bond ETF
Schwab 1000 Index® ETF	Schwab 5-10 Year Corporate Bond ETF
Schwab U.S. Large-Cap ETF	Schwab Fundamental U.S. Broad Market Index ETF
Schwab U.S. Large-Cap Growth ETF	Schwab Fundamental U.S. Large Company Index ETF
Schwab U.S. Large-Cap Value ETF	Schwab Fundamental U.S. Small Company Index ETF
Schwab U.S. Mid-Cap ETF	Schwab Fundamental International Large Company Index ETF
Schwab U.S. Small-Cap ETF	Schwab Fundamental International Small Company Index ETF
Schwab U.S. Dividend Equity ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
Schwab U.S. REIT ETF	Schwab Ariel ESG ETF
Schwab U.S. TIPS ETF	Schwab Crypto Thematic ETF
The funds issue and redeem shares at their net asset value per share (NAV) only in large blocks of shares (Creation Units). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutional investors who have entered into an authorized participant agreement purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the funds are not redeemable securities.
Individual shares of the funds trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). A chart showing the frequency at which each fund’s daily closing market price was at a discount or premium to each fund’s NAV can be found at www.schwabassetmanagement.com
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds may invest in certain mutual funds and exchange-traded funds (ETFs), which are referred to as "underlying funds". For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
(a) Security Valuation:
Under procedures approved by the funds’ Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
95
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Mutual funds: Mutual funds are valued at their respective NAVs.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, mutual funds and futures contracts. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the underlying securities held by an underlying fund.
•   Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
96
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of August 31, 2022 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their value may change daily.
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating pursuant to Rule 2a-7 under the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate fair value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agent start at 9% of gross lending revenue, with subsequent breakpoints to a low of 5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by the investment adviser or any of its affiliates.
As of August 31, 2022, Schwab International Equity ETF, Schwab International Small-Cap Equity ETF and Schwab Emerging Markets Equity ETF had securities on loan, all of which were classified as common stocks, rights and warrants. The value of the securities on loan and the related collateral as of August 31, 2022, are disclosed in each fund’s Portfolio Holdings and Statement of Assets and Liabilities.
Passive Foreign Investment Companies: Certain funds may own shares in certain foreign corporations that meet the Internal Revenue Code, as amended, definition of a Passive Foreign Investment Company (PFIC). The funds may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked to- market gains (as well as any gains realized on sale).
Central Securities Depositories Regulation: Effective February 1, 2022, the Central Securities Depositories Regulation (CSDR) introduced new measures for the authorization and supervision of European Union Central Security Depositories and created a common set of prudential, organizational, and conduct of business standards at a European level. CSDR is designed to support securities settlement and operational aspects of securities settlement, including the provision of shorter settlement periods; mandatory buy-ins; and cash penalties, to prevent and address settlement fails. CSDR measures are aimed to prevent settlement fails by ensuring that all transaction details are provided to facilitate settlement, as well as further incentivizing timely settlement by imposing cash penalty fines and buy-ins. The Funds may be subject to pay cash penalties and may also receive cash penalties with certain counterparties in instances where there are settlement fails. These cash penalties are included in net realized gains (losses) on sales of securities in each fund’s Statement of Operations, if any.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
97
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
Financial Notes (continued)

2. Significant Accounting Policies (continued):
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends, in the form of cash or non-cash income such as in the form of additional securities, and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the date the ex-dividend is confirmed. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
Schwab International Equity ETF, Schwab International Small-Cap Equity ETF and Schwab Emerging Markets Equity ETF filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser. The professional fees are non-contingent and non-routine fees which are subject to repayment to the investment adviser (see financial note 4 for additional information).
(e)  Expenses:
Pursuant to the Amended and Restated Advisory Agreement (Advisory Agreement) between the investment adviser and the trust, the investment adviser will pay the operating expenses of each fund, excluding taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund. The Advisory Agreement excludes paying acquired fund fees and expenses, which are indirect expenses incurred by a fund through its investments in underlying funds.
(f) Distributions to Shareholders:
The funds make distributions from net investment income, if any, semiannually, and from net realized capital gains, if any, once a year. To receive a distribution, you must be a registered shareholder on the record date. Distributions are paid to shareholders on the payable date.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
98
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes accrued as of August 31, 2022, if any, are reflected in each fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Style Risk. The funds are index funds. Therefore, each fund follows the securities included in its respective index during upturns as well as downturns. Because of their indexing strategies, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the funds’ expenses, the funds’ performance may be below that of their respective index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, a fund’s performance could be impacted.
Large-Cap Company Risk. Certain funds invest in large-cap company stocks. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Certain funds invest in mid-cap company stocks. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Certain funds invest in small-cap company stocks. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
99
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
Financial Notes (continued)

3. Risk Factors (continued):
Foreign Investment Risk. A fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), which are receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market, and GDRs, in particular, many of which are issued by companies in emerging markets, may be more volatile. Foreign securities may also include investments in variable interest entities (VIEs) structures, which are created by China-based operating companies in jurisdictions outside of China to obtain indirect financing due to Chinese regulations that prohibit non-Chinese ownership of those companies. To the extent a fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Certain funds invest in emerging markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Sampling Index Tracking Risk. Each fund uses statistical sampling techniques, and as a result, a fund may not fully replicate its respective index and may hold securities not included in the index. As a result, a fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because each fund utilizes a sampling approach, it may not track the return of its respective index as well as it would if a fund purchased all of the securities in its index.
Tracking Error Risk. As index funds, each fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of a fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Derivatives Risk. Each fund may invest in derivative instruments. The principal types of derivatives a fund may use are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as market risk, liquidity risk and leverage risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to counterparty risk, lack of availability risk, valuation risk, correlation risk and tax risk. Counterparty risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested. Furthermore, the use of derivatives subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
100
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
Financial Notes (continued)

3. Risk Factors (continued):
Leverage Risk. Certain fund transactions, such as derivatives transactions, may give rise to a form of leverage and may expose a fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of a fund’s portfolio securities which means even a small amount of leverage can have a disproportionately large impact on the fund. The use of leverage may cause a fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Concentration Risk. To the extent that a fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. An investor may pay more than NAV when buying shares of a fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The market price of fund shares may deviate, sometimes significantly, from NAV during periods of market volatility or market disruption, or as a result of other factors impacting foreign securities, including liquidity, irregular trading activity and timing differences between foreign markets where securities trade and the secondary market where fund shares are sold.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to the Advisory Agreement between the investment adviser and the trust.
For its advisory services to the funds, the investment adviser is entitled to receive an annual management fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
SCHWAB INTERNATIONAL DIVIDEND EQUITY ETF	SCHWAB INTERNATIONAL EQUITY ETF	SCHWAB INTERNATIONAL SMALL-CAP EQUITY ETF	SCHWAB EMERGING MARKETS EQUITY ETF
0.14%	0.06%	0.11%	0.11%
101
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investment from Affiliates
Certain funds in the Fund Complex (for definition refer to the Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentages of shares of each fund in this report that are owned by other funds in the Fund Complex as of August 31, 2022, as applicable:
	UNDERLYING FUNDS
	SCHWAB INTERNATIONAL EQUITY ETF	SCHWAB INTERNATIONAL SMALL-CAP EQUITY ETF	SCHWAB EMERGING MARKETS EQUITY ETF
Schwab International Opportunities Fund	—%	—%	0.6%
Schwab Target 2010 Index Fund	0.0%*	—%	—%
Schwab Target 2015 Index Fund	0.0%*	—%	—%
Schwab Target 2020 Index Fund	0.1%	—%	—%
Schwab Target 2025 Index Fund	0.3%	—%	0.1%
Schwab Target 2030 Index Fund	0.5%	—%	0.3%
Schwab Target 2035 Index Fund	0.4%	—%	0.2%
Schwab Target 2040 Index Fund	0.5%	—%	0.3%
Schwab Target 2045 Index Fund	0.3%	—%	0.3%
Schwab Target 2050 Index Fund	0.4%	—%	0.3%
Schwab Target 2055 Index Fund	0.3%	—%	0.2%
Schwab Target 2060 Index Fund	0.3%	—%	0.3%
Schwab Target 2065 Index Fund	0.0%*	—%	0.0%*
Schwab VIT Balanced Portfolio	0.0%*	0.0%*	0.0%*
Schwab VIT Balanced with Growth Portfolio	0.1%	0.1%	0.1%
Schwab VIT Growth Portfolio	0.1%	0.2%	0.1%

*	Less than 0.05%
Other Affiliated Transactions
The professional fees related to foreign withholding tax claims discussed in financial note 2(d) are non-contingent and non-routine fees. The investment adviser agreed to pay these professional fees, on behalf of the funds, subject to reimbursement by the funds to the extent the funds are able to successfully recover taxes withheld in the future.
For the period ended August 31, 2022, the professional fees incurred by the Schwab International Equity ETF and Schwab International Small-Cap Equity ETF and paid by the investment adviser were $90,768 and $10,892, respectively, as shown on the Statement of Operations.
For the period ended August 31, 2022, Schwab International Equity ETF recovered previously withheld foreign taxes from Finland, France and Sweden. The payments received by Schwab International Equity ETF amounted to $19,235,848, which includes $1,689,860 of interest income, and are recorded as income in the fund’s Statement of Operations. The investment adviser had paid upfront professional fees associated with recovering these foreign taxes in the amount of $434,664 for Schwab International Equity ETF. Those amounts have been reimbursed to the investment adviser by the Schwab International Equity ETF. During the period ended August 31, 2022, Schwab International Small-Cap Equity ETF and Schwab Emerging Markets Equity ETF did not recover any previously withheld foreign taxes and made no reimbursements to the investment adviser.
As of August 31, 2022, the balance of professional fees related to foreign withholding tax subject to future reimbursement by the Schwab International Equity ETF and Schwab International Small-Cap Equity ETF to the investment adviser was $6,243 and $10,892, respectively. Schwab International Dividend Equity ETF and Schwab Emerging Markets ETF had no balance of professional fees related to foreign withholding tax subject to future reimbursement by the funds to the investment adviser.
No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
102
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Interfund Transactions
The funds may engage in direct transactions with certain other funds in the Fund Complex in accordance with procedures adopted by the Board pursuant to Rule 17a-7 under the 1940 Act. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended August 31, 2022, each fund’s purchases and sales of securities with other funds in the Fund Complex as well as any realized gains (losses) were as follows:
	PURCHASE COST	SALE PROCEEDS	REALIZED GAINS (LOSSES)
Schwab International Dividend Equity ETF	$12,986,880	$16,902,393	($1,792,945)
Schwab International Equity ETF	181,159,746	166,061,745	(86,390,757)
Schwab International Small-Cap Equity ETF	65,885,603	190,017,208	30,700,479
Schwab Emerging Markets Equity ETF	32,174,023	116,684,630	(46,350,966)

Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review of the Board. The funds had no interfund borrowing or lending activity during the period.

5. Other Service Providers:
SEI Investments Distribution Co. is the principal underwriter and distributor of shares of the funds.
State Street Bank and Trust Company (State Street) serves as the funds’ transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the funds’ shares. The transfer agent is also responsible for the order-taking function for the funds’ shares.
State Street also serves as custodian and accountant for the funds. The custodian is responsible for the daily safekeeping of securities and cash held by the funds. The funds’ accountant maintains all books and records related to the funds’ transactions.

6. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust does not pay any interested or non-interested trustees (independent trustees). The independent trustees are paid by the investment adviser. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

7. Borrowing from Banks:
During the period, the funds were participants with other funds in the Fund Complex in a joint, syndicated, committed $850 million line of credit (the Syndicated Credit Facility), which matured on September 30, 2021. On September 30, 2021, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 29, 2022. Under the terms of the Syndicated Credit Facility, in addition to the investment adviser paying the interest charged on any borrowings by a fund, the investment adviser paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), with State Street, which matured on September 30, 2021. On September 30, 2021, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 29, 2022. Under the terms of the Uncommitted Credit Facility, the investment adviser pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.
103
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
Financial Notes (continued)

7. Borrowing from Banks (continued):
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is paid by the investment adviser. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Derivatives:
Certain funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The value and variation margin for futures contracts held at August 31, 2022 are presented in the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized gains (losses) and net change in unrealized appreciation (depreciation) on futures contracts are presented in the Statement of Operations. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended August 31, 2022, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	NOTIONAL AMOUNTS	NUMBER OF CONTRACTS
Schwab International Dividend Equity ETF	$1,442,776	16
Schwab International Equity ETF	119,673,652	1,136
Schwab International Small-Cap Equity ETF	15,414,703	146
Schwab Emerging Markets Equity ETF	31,083,968	561

9. Purchases and Sales of Investment Securities:
For the period ended August 31, 2022, purchases and sales of securities (excluding in-kind transactions and short-term obligations) were as follows:
	PURCHASES OF SECURITIES	SALES OF SECURITIES
Schwab International Dividend Equity ETF	$174,685,090	$119,486,495
Schwab International Equity ETF	1,819,633,813	1,585,384,742
Schwab International Small-Cap Equity ETF	746,600,039	659,677,305
Schwab Emerging Markets Equity ETF	2,147,659,754	1,207,142,271

10. In-Kind Transactions:
The consideration for the purchase of Creation Units of a fund often consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the fund that will offset the transaction costs to the fund of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the fund. From time to time, the investment adviser may cover the cost of any transaction fees when believed to be in the best interests of a fund.
The in-kind transactions for the period ended August 31, 2022, were as follows:
	IN-KIND PURCHASES OF SECURITIES	IN-KIND SALES OF SECURITIES
Schwab International Dividend Equity ETF	$353,708,285	$4,303,818
Schwab International Equity ETF	4,136,851,966	0
Schwab International Small-Cap Equity ETF	726,964,059	137,487,331
Schwab Emerging Markets Equity ETF	176,777,722	0
104
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
Financial Notes (continued)

10. In-Kind Transactions (continued):
For the period ended August 31, 2022, where applicable, the funds realized net capital gains or losses resulting from in-kind redemptions of Creation Units. Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized gains or losses on sales of in-kind redemptions for the period ended August 31, 2022 are disclosed in the funds’ Statements of Operations, if any.

11. Federal Income Taxes:
As of August 31, 2022, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Schwab International Dividend Equity ETF	$499,462,311	$3,187,371	($67,240,944)	($64,053,573)
Schwab International Equity ETF	26,275,289,307	3,298,756,700	(3,548,821,720)	(250,065,020)
Schwab International Small-Cap Equity ETF	3,792,719,199	402,672,225	(763,600,312)	(360,928,087)
Schwab Emerging Markets Equity ETF	8,050,542,729	1,955,993,494	(1,394,197,499)	561,795,995
As of August 31, 2022, the components of distributable earnings on a tax basis were as follows:
	UNDISTRIBUTED ORDINARY INCOME	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	NET OTHER UNREALIZED APPRECIATION (DEPRECIATION)	CAPITAL LOSS CARRYFORWARDS AND OTHER LOSSES	TOTAL
Schwab International Dividend Equity ETF	$9,410,274	($64,053,573)	($101,749)	($8,166,347)	($62,911,395)
Schwab International Equity ETF	310,137,360	(250,065,020)	(3,096,403)	(1,306,097,158)	(1,249,121,221)
Schwab International Small-Cap Equity ETF	39,622,743	(360,928,087)	(537,311)	(167,974,090)	(489,816,745)
Schwab Emerging Markets Equity ETF	177,055,288	561,795,995	(56,386,818)	(990,659,600)	(308,195,135)
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales, the realization for tax purposes of unrealized appreciation or depreciation on futures contracts, the realization for tax purposes of unrealized appreciation on investments in PFICs and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from its book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards have no expiration and may be used to offset future realized capital gains for federal income tax purposes. As of August 31, 2022, the funds had capital loss carryforwards available as follows:

Schwab International Dividend Equity ETF	$8,166,347
Schwab International Equity ETF	1,306,097,158
Schwab International Small-Cap Equity ETF	167,974,090
Schwab Emerging Markets Equity ETF	990,659,600
The tax basis components of distributions paid during the current and prior fiscal years were:
	CURRENT FISCAL YEAR END DISTRIBUTIONS	PRIOR FISCAL YEAR END DISTRIBUTIONS
	ORDINARY INCOME	ORDINARY INCOME
Schwab International Dividend Equity ETF	$6,562,600	$95,190
Schwab International Equity ETF	883,078,400	557,207,730
Schwab International Small-Cap Equity ETF	93,611,110	66,927,200
Schwab Emerging Markets Equity ETF	221,827,290	204,700,900
105
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
Financial Notes (continued)

11. Federal Income Taxes (continued):
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations.
As of August 31, 2022, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended August 31, 2022, the funds did not incur any interest or penalties.

12. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
106
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Strategic Trust and Shareholders of Schwab International Equity ETF, Schwab International Small-Cap Equity ETF, Schwab International Dividend Equity ETF, and Schwab Emerging Markets Equity ETF:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab International Equity ETF, Schwab International Small-Cap Equity ETF, Schwab International Dividend Equity ETF, and Schwab Emerging Markets Equity ETF (the “Funds”), four of the funds constituting Schwab Strategic Trust, as of August 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended (excluding Schwab International Dividend Equity ETF); the related statement of changes in net assets and the financial highlights for the year ended August 31, 2022 and for the period from April 29, 2021 (commencement of operations) through August 31, 2021, for Schwab International Dividend Equity ETF, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds (excluding Schwab International Dividend Equity ETF) as of August 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Schwab International Dividend Equity ETF as of August 31, 2022, and the results of its operations for the year then ended, and the changes in net assets and financial highlights for the year then ended and for the period from April 29, 2021 (commencement of operations) through August 31, 2021 in conformity with accounting principles generally accepted in the United States of America. For each of the Funds (excluding Schwab International Dividend Equity ETF), the financial highlights for each of the two years in the period ended August 31, 2019 were audited by other auditors, whose report, dated October 17, 2019, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
October 17, 2022
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
107
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
Other Federal Tax Information (unaudited)

The funds may elect to pass on the benefits of the foreign tax credit to their shareholders for the fiscal year ended August 31, 2022. The foreign tax credit and the foreign source income amounts are as follows:
	FOREIGN TAX CREDIT	FOREIGN SOURCE INCOME
Schwab International Dividend Equity ETF	$1,402,100	$17,171,529
Schwab International Equity ETF	52,793,794	974,565,128
Schwab International Small-Cap Equity ETF	9,897,611	102,256,641
Schwab Emerging Markets Equity ETF	33,212,801	342,729,204
For the fiscal year ended August 31, 2022, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2023 via IRS Form 1099 of the amounts for use in preparing their 2022 income tax return.
Schwab International Dividend Equity ETF	$7,231,663
Schwab International Equity ETF	868,317,158
Schwab International Small-Cap Equity ETF	68,231,475
Schwab Emerging Markets Equity ETF	101,507,631
108
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
Shareholder Vote Results  (unaudited)

A Special Meeting of Shareholders of Schwab Strategic Trust (the “Trust”) was held on June 1, 2022, for the purpose of seeking shareholder approval to elect the following individuals as trustees of the Trust: Walter W. Bettinger II, Richard A. Wurster, Michael J. Beer, Robert W. Burns, Nancy F. Heller, David L. Mahoney, Jane P. Moncreiff, Kiran M. Patel, Kimberly S. Patmore, and J. Derek Penn. The number of votes necessary to conduct the Special Meeting and approve the proposal was obtained. The results of the shareholder vote are listed below:
Proposal – To elect each of the following individuals as trustees of the Trust:	For	Withheld
Walter W. Bettinger II	1,707,011,744.958	53,766,812.577
Richard A. Wurster	1,741,778,933.018	18,999,624.517
Michael J. Beer	1,741,911,579.511	18,866,978.024
Robert W. Burns	1,742,002,589.714	18,775,967.821
Nancy F. Heller	1,743,265,288.229	17,513,269.306
David L. Mahoney	1,488,067,807.852	272,710,749.683
Jane P. Moncreiff	1,743,396,670.121	17,381,887.414
Kiran M. Patel	1,738,761,227.827	22,017,329.708
Kimberly S. Patmore	1,740,654,694.664	20,123,862.871
J. Derek Penn	1,739,737,491.136	21,041,066.399
109
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement (the Agreement) between Schwab Strategic Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) (dba Schwab Asset Management) (the investment adviser) with respect to the existing funds in the Trust, including Schwab International Equity ETF, Schwab International Small-Cap Equity ETF, Schwab Emerging Markets Equity ETF and Schwab International Dividend Equity ETF (the Funds), and to review certain other agreements pursuant to which the investment adviser provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by the investment adviser, including information about the investment adviser’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to the investment adviser seeking certain relevant information. The responses by the investment adviser are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of the investment adviser and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Funds at meetings held on May 16, 2022 and June 8, 2022, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting on June 8, 2022 called for the purpose of voting on such approval.
The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to each Fund under the Agreement, including the resources of the investment adviser and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable exchange-traded funds and benchmark data;
3.	each Fund’s expenses and how those expenses compared to those of certain other similar exchange-traded funds;
4.	the profitability of the investment adviser and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to the investment adviser and its affiliates; and
5.	the extent to which economies of scale would be realized as each Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, the investment adviser’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by the investment adviser relating to services and support provided with respect to the Funds’ portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments the investment adviser has made in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are

110
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
designed to provide enhanced services to the Funds and their shareholders. The Trustees considered Schwab’s overall financial condition and reputation as a full service brokerage firm, as well as the wide range of products, services and account features that benefit Fund shareholders who are brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered each Fund’s (except Schwab International Dividend Equity ETF) performance in determining whether to renew the Agreement with respect to such Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other exchange-traded funds and applicable indices/benchmarks, in light of total return and market trends, as well as in consideration of each Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and such Fund’s demonstrated performance in tracking its benchmark index. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and the investment adviser’s profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. With respect to Schwab International Dividend Equity ETF, the Board considered that the Fund had launched in April 2021 and therefore did not yet have a meaningful performance history. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of each Fund supported renewal of the Agreement with respect to such Fund.
Fund Expenses. With respect to each Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement and each Fund’s operating expense ratio, in each case in comparison to those of other similar exchange-traded funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The investment adviser reported to the Board, and the Board took into account, the risk assumed by the investment adviser in the development of the Funds and provision of services as well as the competitive marketplace for financial products. The Trustees also considered fees charged by the investment adviser to other exchange-traded funds and mutual funds that it manages. The Board evaluated the Funds’ unitary fee through review of comparative information with respect to fees paid by other similar exchange-traded funds tracking international equity indices. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of each Fund are reasonable and supported renewal of the Agreement with respect to such Fund.
Profitability. The Trustees considered the compensation flowing to the investment adviser and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of the investment adviser relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the Funds and other funds in the complex. The Trustees also considered any other benefits derived by the investment adviser from its relationship with the Funds, such as whether, by virtue of its management of the Funds, the investment adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by the investment adviser and its affiliates. The Trustees noted that the investment adviser continues to invest substantial sums in its business in order to provide enhanced research capabilities, services and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of the investment adviser with respect to each Fund is reasonable and supported renewal of the Agreement with respect to such Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale by way of the relatively low advisory fee and unitary fee structure of the Funds and whether those are passed along to a Fund’s shareholders through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by the investment adviser in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; and (ii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that the investment adviser has shared any economies of scale with the Funds by investing in the investment adviser’s infrastructure, as discussed above, over time and that the investment adviser’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continue to increase as a result of regulatory or other developments. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefits from economies of scale.

111
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of the services provided and the related expenses borne by the investment adviser and its affiliates and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

112
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Strategic Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 105 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Michael J. Beer 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired. Director, President and Chief Executive Officer (Dec. 2016 – Sept. 2019), Principal Funds (investment management).	105	Director (2016 – 2019), Principal Funds, Inc.
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	105	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	105	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	105	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – 2021), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	105	None
113
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired.	105	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	105	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	105	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Co-Chairman of the Board (July 2022 – present), Director and Chief Executive Officer (Oct. 2008 – present) and President (Feb. 2007 – Oct. 2021), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director (May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present), Chief Executive Officer (Aug. 2017 – present), and President (Aug. 2017 – Nov. 2021), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.	105	Director (2008 – present), The Charles Schwab Corporation
114
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Richard A. Wurster[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	President (Oct. 2021 – present) and Executive Vice President – Schwab Asset Management Solutions (Apr. 2019 – Oct. 2021), The Charles Schwab Corporation; President, Director (Oct. 2021 – present), Executive Vice President – Schwab Asset Management Solutions (July 2019 – Oct. 2021) and Senior Vice President – Advisory (May 2016 – July 2019), Charles Schwab & Co., Inc.; President (Nov. 2021 – present), Schwab Holdings, Inc.; Director (Oct. 2021 – present) and Chief Executive Officer (Nov. 2019 – Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Mar. 2018 – present), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (July 2016 – Apr. 2018) and President (Mar. 2017 – Apr. 2018), ThomasPartners, Inc.; Chief Executive Officer (July 2016 – Apr. 2018), Windhaven Investment Management, Inc.	105	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), Chief Operating Officer (Jan. 2021 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – Mar. 2022) and Chief Operating Officer (Jan. 2021 – Mar. 2022), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Apr. 2019 – present), President (Nov. 2018 – present) and Trustee (Apr. 2019 – Dec. 2020), Schwab Funds, Laudus Trust and Schwab ETFs; Director (Mar. 2019 – Apr. 2022), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Managing Director (May 2022 – present), Senior Vice President (Apr. 2019 – May 2022) and Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Trust and Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Director (July 2020 – Apr. 2022), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Chief Executive Officer (Jan. 2022 – present), Chief Investment Officer (Apr. 2011 – present) and Senior Vice President (Apr. 2011 – Dec. 2021), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Trust and Schwab ETFs.
Brett Wander
1961
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Trust and Schwab ETFs.
William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Senior Vice President and Chief Investment Officer (Jan. 2020 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present), Schwab Funds, Laudus Trust and Schwab ETFs; Senior Vice President and Chief Investment Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018), ThomasPartners, Inc.
115
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Chief Legal Officer (Mar. 2022 – present) and Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Managing Director (May 2022 – present) and Vice President (July 2005 – May 2022), Charles Schwab & Co., Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger and Mr. Wurster are Interested Trustees. Each of Mr. Bettinger and Mr. Wurster is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
116
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
Glossary

144A securities  These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.
American Depositary Receipt (ADR)  U.S. dollar-denominated receipts issued by U.S. banks or trust companies that represent shares of foreign-based corporations.
ask  See “offer.”
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
authorized participant (AP)  A large institutional investor that places orders for creation units with the funds’ distributor.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
bid  The highest price at which someone is willing to buy a security.
Bloomberg US Aggregate Bond Index  An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
commencement of operations  The date that the first NAV was calculated.
creation unit (C.U.)  A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.
Dow Jones International Dividend 100 Index (Net)  An index that is designed to measure the performance of high dividend yielding stocks issued by companies in developed and emerging countries outside of the United States that have a record of consistently paying dividends, selected for fundamental strength based on financial ratios and lower volatility. The 100-component index is derived from the constituents of the Dow Jones Global ex-U.S. Large-Cap Index and the Dow Jones Global ex-U.S. Mid-Cap Index, and excludes real estate investment trusts (REITs). It is modified market capitalization weighted. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
European Depositary Receipt (EDR)  A negotiable security (receipt) that is issued by a European bank, and that represents shares of foreign-based corporations.
exchange  A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.
expense ratio  The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE Developed ex US Index (Net)   An index that is comprised of large- and mid-capitalization companies in developed countries outside the United States, as defined by the index provider. The index defines the large- and mid-capitalization universe as approximately the top 90% of the eligible universe. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
FTSE Developed Small Cap ex US Liquid Index (Net)  An index comprised of small-capitalization companies in developed countries outside the United States, as defined by the index provider. The index defines the small-capitalization universe as approximately the bottom 10% of the eligible universe with a minimum free float capitalization of $150 million. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
FTSE Emerging Index (Net)   An index that is comprised of large- and mid-capitalization companies in emerging market countries, as defined by the index provider. The index defines the large- and mid-capitalization universe as approximately the top 90% of the eligible universe. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
Global Depositary Receipt (GDR)  A negotiable security (receipt) that is issued by a foreign bank, and that represents shares of foreign-based corporations.
gross domestic product (GDP)  The output of goods and services produced by labor and property located in the United States.
inception date  The date that the shares began trading in the secondary market.
indicative optimized portfolio value (IOPV)  A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.
liquidity  The ability to convert a security or asset quickly into cash.

117
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding. Free-float market capitalization is a variation of market capitalization that only includes shares generally available to the public, and excludes shares of a company held by entities such as the government. Modified market capitalization weighting represents a mix between conventional market capitalization weighting and equal weighting.
market price return  The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
NAV return  The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.
offer (ask)  The lowest price at which an individual is willing to sell a security.
open  The price at which a security opened for trading on a given day.
outstanding shares, shares outstanding  When speaking of the fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
primary market  The market that deals with the issuance of new securities.
rights and warrants  Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
sampling  If a fund uses a sampling method, the fund will not fully replicate the benchmark index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index.
secondary market  The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.
spread  The gap between bid and ask prices of a security.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
tracking error  The difference between the performance of the fund and its benchmark index, positive or negative.

118
Schwab International Equity ETFs  |  Annual Report

Schwab International Equity ETFs
Schwab ETFs

Schwab ETFs are designed to serve as simple low-cost core investment products for a diversified portfolio. These ETFs seek to provide consistent, repeatable performance through a variety of investment strategies that span the equity and fixed income spectrum. The list below shows all currently available Schwab ETFs.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.schwabassetmanagement.com/schwabetfs_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab ETFs at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus or the SEC’s website at www.sec.gov.

Schwab ETFs
U.S. ETFs
Schwab U.S. Broad Market ETF
Schwab 1000 Index® ETF
Schwab U.S. Large-Cap ETF
Schwab U.S. Large-Cap Growth ETF
Schwab U.S. Large-Cap Value ETF
Schwab U.S. Mid-Cap ETF
Schwab U.S. Small-Cap ETF
Schwab U.S. Dividend Equity ETF
Schwab U.S. REIT ETF
International ETFs
Schwab International Dividend Equity ETF
Schwab International Equity ETF
Schwab International Small-Cap Equity ETF
Schwab Emerging Markets Equity ETF
Fixed-Income ETFs
Schwab U.S. TIPS ETF
Schwab Short-Term U.S. Treasury ETF
Schwab Intermediate-Term U.S. Treasury ETF
Schwab Long-Term U.S. Treasury ETF
Schwab U.S. Aggregate Bond ETF
Schwab 1-5 Year Corporate Bond ETF
Schwab 5-10 Year Corporate Bond ETF
Schwab Municipal Bond ETF
Fundamental Index* ETFs
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company
Index ETF
Active, Semi-Transparent (Also Known As Non-Transparent) ETF
Schwab Ariel ESG ETF
Thematic ETFs
Schwab Crypto Thematic ETF

Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Schwab ETFs
1-877-824-5615
© 2022 Charles Schwab Investment Management, Inc., dba Schwab Asset Management. All rights reserved.
Printed on recycled paper.

*	FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.
The Schwab Ariel ESG ETF is different from traditional ETFs. Traditional ETFs tell the public what assets they hold each day. This fund will not. This may create additional risks for your investment. For example:
•	You may have to pay more money to trade the fund’s shares. This fund will provide less information to traders, who tend to charge more for trades when they have less information.
•	The price you pay to buy fund shares on an exchange may not match the value of the fund’s portfolio. The same is true when you sell shares. These price differences may be greater for this fund compared to other ETFs because it provides less information to traders.
•	These additional risks may be even greater in bad or uncertain market conditions.
•	The ETF will publish on its website each day a “Proxy Portfolio” designed to help trading in shares of the ETF. While the Proxy Portfolio includes some of the ETF’s holdings, it is not the ETF’s actual portfolio.
The differences between this fund and other ETFs may also have advantages. By keeping certain information about the fund secret, this fund may face less risk that other traders can predict or copy its investment strategy. This may improve the fund’s performance. If other traders are able to copy or predict the fund’s investment strategy, however, this may hurt the fund’s performance.
For additional information regarding the unique attributes and risks of the fund, see Proxy Portfolio Risk, Premium/Discount Risk, Trading Halt Risk, Authorized Participant Concentration Risk, Tracking Error Risk and Shares of the Fund May Trade at Prices Other Than NAV in the Principal Risks and Proxy Portfolio and Proxy Overlap sections of the prospectus and/or the Statement of Additional Information. These risks are discussed on the next page.

Schwab International Equity ETFs
Active semi-transparent ETFs operate differently from other exchange-traded funds (ETFs). Unlike other ETFs, an active semi-transparent ETF does not publicly disclose its entire portfolio composition each business day, which may affect the price at which shares of the ETF trade in the secondary market. Active semi-transparent ETFs have limited public trading history. There can be no assurance that an active trading market will develop, be maintained or operate as intended. There is a risk that the market price of an active semi-transparent ETF may vary significantly from the ETF’s net asset value and that its shares may trade at a wider bid/ask spread and, therefore, cost investors more to trade than shares of other ETFs. These risks are heightened during periods of market disruption or volatility.
Proxy Portfolio Risk: Unlike traditional ETFs, this fund does not disclose its portfolio holdings (Actual Portfolio) daily. The fund instead posts a Proxy Portfolio on its website each day. The Proxy Portfolio is designed to reflect the economic exposures and risk characteristics of the fund’s actual holdings on each trading day, but it is not the same as the fund’s Actual Portfolio. Although the Proxy Portfolio is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Fund at or close to the underlying NAV per Share of the Fund, there is a risk (which may increase during periods of market disruption or volatility) that market prices will vary significantly from the underlying NAV of the fund. ETF trading on the basis of a published Proxy Portfolio may trade at a wider bid/ask spread than ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and therefore may cost investors more to trade. Also, while the Fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Proxy Portfolio to identify a Fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders.
Proxy Portfolio Construction: The Proxy Portfolio is designed to recreate the daily performance of the Actual Portfolio. This is achieved by performing a “Factor Model” analysis of the Actual Portfolio. The Factor Model is comprised of three sets of factors or analytical metrics: market-based factors, fundamental factors, and industry/sector factors. The fund uses a “Model Universe” to generate its Proxy Portfolio. The Model Universe is comprised of securities that the fund can purchase and will be a financial index or stated portfolio of securities from which fund investments will be selected. The results of the Factor Model analysis are then applied to the Model Universe. The Proxy Portfolio is then generated as a result of this Model Universe analysis with the Proxy Portfolio being a small sub-set of the Model Universe. The Factor Model is applied to both the Actual Portfolio and the Model Universe to construct the fund’s Proxy Portfolio that performs in a manner substantially identical to the performance of its Actual Portfolio. The Proxy Portfolio will only include investments the fund is permitted to hold. The fund’s SAI contains more information on the Proxy Portfolio and its construction.
Proxy Portfolio and Proxy Overlap Information regarding the contents of the Proxy Portfolio, and the percentage weight overlap between the holdings of the Proxy Portfolio and the fund’s Actual Portfolio holdings that formed the basis for its calculation of NAV at the end of the prior Business Day (the Portfolio Overlap), is available by visiting the fund’s website www.schwabassetmanagement.com.
Because environmental, social and governance (ESG) strategies exclude some securities, ESG-focused products may not be able to take advantage of the same opportunities or market trends as products that do not use such strategies. Additionally, the criteria used to select companies for investment may result in investing in securities, industries or sectors that underperform the market as a whole.

This page is intentionally left blank.

MFR57933-12
00278043

Annual Report  |  August 31, 2022
Schwab U.S. Equity ETFs

Schwab U.S. Broad Market ETF	SCHB
Schwab 1000 Index® ETF	SCHK
Schwab U.S. Large-Cap ETF	SCHX
Schwab U.S. Large-Cap Growth ETF	SCHG
Schwab U.S. Large-Cap Value ETF	SCHV
Schwab U.S. Mid-Cap ETF	SCHM
Schwab U.S. Small-Cap ETF	SCHA
Schwab U.S. Dividend Equity ETF	SCHD

This page is intentionally left blank.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset ManagementTM
Distributor: SEI Investments Distribution Co. (SIDCO)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the Portfolio Holdings are sub-categories of Sector classifications.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.
Total Returns for the 12 Months Ended August 31, 2022
Schwab U.S. Broad Market ETF (Ticker Symbol: SCHB)
Market Price Return[1]	-13.66%
NAV Return[1]	-13.64%
Dow Jones U.S. Broad Stock Market Index	-13.62%
ETF Category: Morningstar Large Blend[2]	-12.08%
Performance Details	pages 7-9

Schwab 1000 Index ETF (Ticker Symbol: SCHK)
Market Price Return[1]	-13.30%
NAV Return[1]	-13.36%
Schwab 1000 Index®	-13.32%
Russell 1000® Index	-12.96%
ETF Category: Morningstar Large Blend[2]	-12.08%
Performance Details	pages 10-12

Schwab U.S. Large-Cap ETF (Ticker Symbol: SCHX)
Market Price Return[1]	-13.16%
NAV Return[1]	-13.22%
Dow Jones U.S. Large-Cap Total Stock Market Index	-13.20%
ETF Category: Morningstar Large Blend[2]	-12.08%
Performance Details	pages 13-15

Schwab U.S. Large-Cap Growth ETF (Ticker Symbol: SCHG)
Market Price Return[1]	-20.34%
NAV Return[1]	-20.37%
Dow Jones U.S. Large-Cap Growth Total Stock Market Index	-20.34%
ETF Category: Morningstar Large Growth[2]	-23.75%
Performance Details	pages 16-18
Total Returns for the 12 Months Ended August 31, 2022
Schwab U.S. Large-Cap Value ETF (Ticker Symbol: SCHV)
Market Price Return[1]	-6.76%
NAV Return[1]	-6.78%
Dow Jones U.S. Large-Cap Value Total Stock Market Index	-6.75%
ETF Category: Morningstar Large Value[2]	-4.79%
Performance Details	pages 19-21

Schwab U.S. Mid-Cap ETF (Ticker Symbol: SCHM)
Market Price Return[1]	-14.59%
NAV Return[1]	-14.62%
Dow Jones U.S. Mid-Cap Total Stock Market Index	-14.64%
ETF Category: Morningstar Mid-Cap Blend[2]	-11.22%
Performance Details	pages 22-24

Schwab U.S. Small-Cap ETF (Ticker Symbol: SCHA)
Market Price Return[1]	-17.72%
NAV Return[1]	-17.78%
Dow Jones U.S. Small-Cap Total Stock Market Index	-17.83%
ETF Category: Morningstar Small Blend[2]	-13.07%
Performance Details	pages 25-27

Schwab U.S. Dividend Equity ETF (Ticker Symbol: SCHD)
Market Price Return[1]	-3.76%
NAV Return[1]	-3.74%
Dow Jones U.S. Dividend 100TM Index	-3.66%
ETF Category: Morningstar Large Value[2]	-4.79%
Performance Details	pages 28-30
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones Indices are products of S&P Dow Jones Indices LLC and/or its affiliates, and have been licensed for use by Charles Schwab Investment Management, Inc., dba Schwab Asset Management. The Schwab U.S. Equity ETFs, based on their respective Dow Jones Indices, are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such products.
[1]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs and mutual funds within the category as of the report date.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
From the President

Jonathan de St. Paer
President of Schwab Asset
Management and the funds
covered in this report.
Dear Shareholder,
The fiscal year ended August 31, 2022, may have felt like a roller coaster ride for investors. U.S. equities advanced during the last four months of 2021 despite escalating inflationary pressures and the lingering economic impact of the COVID-19 pandemic. However, the start of 2022 saw a negative turn in investor sentiment due to rising energy and commodity prices, global supply-chain disruptions, and the increasing likelihood that the U.S. Federal Reserve (Fed) would raise short-term interest rates. The Fed subsequently raised rates in March, May, June, and July. These concerns were heightened by Russia’s invasion of Ukraine in February, which triggered a humanitarian crisis, heightened geopolitical instability, and exacerbated energy, food, and commodity price inflation. As a result, after reaching record heights during the first few days of the new year, the S&P 500® Index, a bellwether for the overall U.S. stock market, lost nearly 20% over the first six months of 2022, touching bear market territory. Although stocks staged a partial recovery in July and early August, they fell again during the final weeks of August. In this environment, the S&P 500® Index returned -11.2% for the reporting period.
Market declines and volatility can unsettle confidence even in well-established investment plans and can cause investors to impulsively react to market movements. At such times, it is helpful to remember that, in the longer-term, this can often make investing outcomes worse. While bear markets occur periodically, they tend to be shorter than bull markets and eventually come to an end. In fact, the Schwab Center for Financial Research found that going back to the late 1960s, the average bull market lasted about six years while the average bear market lasted about 15 months.1 In addition, missing out on early gains after the market has hit bottom can lead to lower returns over time as market rebounds tend to be front-loaded. At Schwab Asset Management, we believe investors are best served by maintaining a long-term investment plan and a portfolio with exposure to a mix of asset classes based on their risk tolerance and goals. The Schwab U.S. Equity ETFs can serve as part of the core of a diversified portfolio, offering simple, low-cost access to U.S. small-, mid-, and large-cap stocks, growth, value, and dividend yielding stocks.
Thank you for investing with Schwab Asset Management. For more information about the Schwab U.S. Equity ETFs, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabassetmanagement.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ In fact, the Schwab Center for Financial Research found that going back to the late 1960s, the average bull market lasted about six years while the average bear market lasted about 15 months.1”
Past performance is no guarantee of future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
Schwab Asset Management is the dba name for Charles Schwab Investment Management, Inc., the investment adviser for Schwab Funds and Schwab ETFs.
[1]	Schwab Center for Financial Research. (2022, September 13). Stock Market Volatility: Inflation Strikes Again.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
The Investment Environment

For the 12-month reporting period ended August 31, 2022, U.S. equity markets lost ground as a result of accelerating inflation, rising interest rates, and geopolitical tensions, including the war in Ukraine. Over the first four months of the reporting period, U.S. stocks held their ground, with several key market indices repeatedly exceeding previous record highs through early January 2022. However, beginning in early 2022, equity markets declined in reaction to growing headwinds including accelerating inflation, an increasing likelihood of rising interest rates, and, in late February 2022, Russia’s invasion of Ukraine, which drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. Economic growth slowed and recession fears rose. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned -11.23%. Small- and mid-cap stocks were weaker, with the Russell 2000® Index and the Dow Jones U.S. Mid-Cap Total Stock Market Index returning -17.88% and -14.64%, respectively.
The U.S. economy continued its recovery from the impact of the COVID-19 pandemic in the third and fourth quarters of 2021. Gross domestic product (GDP) rose at an annualized rate of 2.3% and 6.9% for the third and fourth quarters of 2021, respectively. However, amid fading government stimuli, ongoing supply chain disruptions, persisting inflation, a tight labor market, and a widening U.S. trade deficit, GDP decreased at an annualized rate of -1.6% for the first quarter of 2022, followed by a decrease at an annualized rate of -0.6% for the second quarter of 2022. The unemployment rate, which has fallen steadily since skyrocketing in April 2020, ended the reporting period near pre-pandemic levels. Inflation remained stubbornly high due to imbalances in the labor market, supply chain bottlenecks, and soaring energy costs.
Monetary policies around the world varied. In the United States, after maintaining the federal funds rate in a range of 0.00% to 0.25% through mid-March 2022, the U.S. Federal Reserve (Fed) shifted its stance as inflation continued to rise and indicators of economic activity and employment continued to strengthen. After issuing successively stronger signals that interest rates could begin to rise sooner in 2022 than previously anticipated, the Fed increased the federal funds rate by 0.25% in mid-March, 0.50% in early May, 0.75% in mid-June, and 0.75% in late July in an effort to
Asset Class Performance Comparison % returns during the 12 months ended August 31, 2022

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not a guarantee of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and Schwab Asset Management.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
The Investment Environment (continued)

achieve a return to price stability. The federal funds rate ended the reporting period in a range of 2.25% to 2.50%. The Fed also set expectations for further rate hikes by the end of 2022. In addition, the Fed ended its bond-buying program, which it had begun to scale back in November 2021, in early March 2022. In June, the Fed began to reduce the $9 trillion in assets it holds on its balance sheet, vowing to be even more aggressive than during its last round of quantitative tightening in 2017 through 2019.
Among the sectors in the Dow Jones U.S. Broad Market Index, eight of 11 posted losses for the reporting period. The weakest sector for the reporting period was the communication services sector, driven by weakness among several large companies including Meta Platforms, Inc., the parent company of Facebook, and Alphabet, Inc., the parent company of Google. The industry is facing subdued growth as a result of rising interest rates, waning demand for products and services, and declines in ad spending. The rise in the yield of the 10-year U.S. Treasury has also negatively impacted the sector; it is seen as a headwind for high-growth and relatively expensive stocks as it reduces the present value of future earnings. The consumer discretionary sector was also weak as consumers tempered their buying in the face of inflationary pressures. The strongest performer was the energy sector, driven primarily by rising oil prices in the face of increasing demand and constrained supply. The utilities sector also posted gains for the reporting period.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Fund Management

Christopher Bliss, CFA, Managing Director and Head of Passive Equity Strategies for Schwab Asset Management, is responsible for overseeing the investment process and portfolio management of investment strategies for passive equity Schwab Funds and Schwab ETFs. Before joining Schwab in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays Global Investors) managing and leading institutional index teams, most recently as a managing director and the head of the Americas institutional index team. In this role, Mr. Bliss was responsible for overseeing a team of portfolio managers managing domestic, developed international and emerging markets index strategies. Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Jeremy Brown, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining Schwab in 2017, Mr. Brown spent six years with ALPS Advisors, Inc. in Denver, most recently as a senior analyst on the ETF portfolio management and research team where he performed portfolio management, trading, and analytics/research functions for ALPS ETFs and passive funds. Additionally, Mr. Brown led a number of investment research, commentary, industry trend analysis, and sales and marketing support initiatives.

Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining Schwab in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors) where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and two years as a senior business analyst. Prior to that, Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of California.

Sabya Sinha, Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining Schwab in 2015, Mr. Sinha spent a year at F-Squared Investments on the product development and analytics team. Prior to F-Squared, he worked at IndexIQ Advisors as a senior index portfolio manager for three years and for Bank of America’s Columbia Management subsidiary as a portfolio manager for three years. Mr. Sinha also spent time as a software consultant at DPM Mellon, LLC and an equity trader at Jane Street Capital.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Broad Market ETF as of August 31, 2022

The Schwab U.S. Broad Market ETF’s (the fund) goal is to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Broad Stock Market Index (the index). The index includes the largest 2,500 publicly traded U.S. companies for which pricing information is readily available. The index is a float-adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace. The fund invests in a representative sample of securities included in the index that, when taken together, are expected to perform similarly to the index as a whole. Due to the use of representative sampling, the fund may not hold all of the securities in the index.
Market Highlights. For the 12-month reporting period ended August 31, 2022, U.S. equity markets lost ground as a result of accelerating inflation, rising interest rates, and geopolitical tensions, including the war in Ukraine. Over the first four months of the reporting period, U.S. stocks held their ground, with several key market indices repeatedly exceeding previous record highs through early January 2022. However, beginning in early 2022, equity markets declined in reaction to growing headwinds including accelerating inflation, an increasing likelihood of rising interest rates, and, in late February 2022, Russia’s invasion of Ukraine, which drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. Economic growth slowed and recession fears rose. Within the index, stocks in the energy and utilities sectors were the top performers, while communication services and consumer discretionary stocks underperformed.
Performance. During the 12-month reporting period ended August 31, 2022, the fund closely tracked the index. The fund’s market price return was -13.66% and its NAV return was -13.64% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned -13.62% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The information technology sector detracted the most from the total return of the fund. Information technology stocks represented an average weight of approximately 27% of the fund’s investments and returned approximately -18% for the reporting period. One example from this sector is Microsoft Corp., which develops, manufactures, licenses, sells, and supports software product. The fund’s holdings of Microsoft Corp. represented an average weight of approximately 5% of the fund’s investments and returned approximately -13% for the reporting period.
The communications sector also detracted from the total return of the fund, representing an average weight of approximately 9% of the fund’s investments and returning approximately -37% for the reporting period.
The energy sector contributed the most to the total return of the fund. Energy stocks represented an average weight of approximately 4% of the fund’s investments and returned approximately 74% for the reporting period. One example from this sector is Exxon Mobil Corp., which operates petroleum and petro chemicals businesses. The fund’s holdings of Exxon Mobil Corp. represented an average weight of less than 1% of the fund’s investments and returned approximately 83% for the reporting period.
The utilities sector also contributed to the total return of the fund, representing an average weight of approximately 3% of the fund’s investments and returning approximately 11% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Broad Market ETF
Performance and Fund Facts as of August 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 31, 2012 – August 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab U.S. Broad Market ETF (11/3/09)
Market Price Return[2]	-13.66%	11.18%	12.68%
NAV Return[2]	-13.64%	11.19%	12.69%
Dow Jones U.S. Broad Stock Market Index	-13.62%	11.20%	12.69%
ETF Category: Morningstar Large Blend[3]	-12.08%	10.27%	11.68%
Fund Expense Ratio[4]: 0.03%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Broad Stock Market Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc., dba Schwab Asset Management. The Schwab U.S. Broad Market ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs and mutual funds within the category as of the report date.
[4]	As stated in the prospectus.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Broad Market ETF
Performance and Fund Facts as of August 31, 2022 (continued)

Statistics1
Number of Holdings	2,504
Weighted Average Market Cap (millions)	$453,085
Price/Earnings Ratio (P/E)	18.8
Price/Book Ratio (P/B)	3.5
Portfolio Turnover Rate	4% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab 1000 Index ETF as of August 31, 2022

The Schwab 1000 Index ETF’s (the fund) goal is to track as closely as possible, before fees and expenses, the total return of the Schwab 1000 Index® (the index). The index is a float-adjusted market capitalization weighted index that includes the 1,000 largest stocks of publicly traded companies in the United States, with size being determined by market capitalization (total market value of all shares outstanding). The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does.
Market Highlights. For the 12-month reporting period ended August 31, 2022, U.S. equity markets lost ground as a result of accelerating inflation, rising interest rates, and geopolitical tensions, including the war in Ukraine. Over the first four months of the reporting period, U.S. stocks held their ground, with several key market indices repeatedly exceeding previous record highs through early January 2022. However, beginning in early 2022, equity markets declined in reaction to growing headwinds including accelerating inflation, an increasing likelihood of rising interest rates, and, in late February 2022, Russia’s invasion of Ukraine, which drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. Economic growth slowed and recession fears rose. Within the index, stocks in the energy and utilities sectors were the top performers, while communication services and consumer discretionary stocks underperformed.
Performance. During the 12-month reporting period ended August 31, 2022, the fund closely tracked the index. The fund’s market price return was -13.30% and its NAV return was -13.36% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned -13.32% during the same period.
Contributors and Detractors. The energy sector contributed the most to the total return of the fund. Energy stocks represented an average weight of approximately 3% of the fund’s investments and returned approximately 77% for the reporting period. One example from this sector is Exxon Mobil Corp., which operates petroleum and petro chemicals businesses. The fund’s holdings of Exxon Mobil Corp. represented an average weight of less than 1% of the fund’s investments and returned approximately 83% for the reporting period.
The utilities sector also contributed to the total return of the fund, representing an average weight of approximately 3% of the fund’s investments and returning approximately 12% for the reporting period.
The information technology sector detracted the most from the total return of the fund. Information technology stocks represented an average weight of approximately 28% of the fund’s investments and returned approximately -18% for the reporting period. One example from this sector is Microsoft Corp., which develops, manufactures, licenses, sells, and supports software products. The fund’s holdings of Microsoft Corp. represented an average weight of approximately 5% of the fund’s investments and returned approximately -13% for the reporting period.
The communications services sector also detracted from the total return of the fund, representing an average weight of 9% of the fund’s investments and returning approximately -37% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab 1000 Index ETF
Performance and Fund Facts as of August 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (October 11, 2017 – August 31, 2022)1

Average Annual Returns1
Fund and Inception Date	1 Year	3 Years	Since Inception*
Fund: Schwab 1000 Index ETF (10/11/17)
Market Price Return[2]	-13.30%	11.84%	10.88%
NAV Return[2]	-13.36%	11.80%	10.87%
Schwab 1000 Index®	-13.32%	11.86%	10.93%
Russell 1000® Index	-12.96%	12.14%	11.11%
ETF Category: Morningstar Large Blend[3]	-12.08%	10.77%	N/A
Fund Expense Ratio[4]: 0.05%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
*	Inception (10/11/17) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs and mutual funds within the category as of the report date.
[4]	As stated in the prospectus.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab 1000 Index ETF
Performance and Fund Facts as of August 31, 2022 (continued)

Statistics1
Number of Holdings	988 [2]
Weighted Average Market Cap (millions)	$481,194
Price/Earnings Ratio (P/E)	19.4
Price/Book Ratio (P/B)	3.7
Portfolio Turnover Rate	4% [3]
Sector Weightings % of Investments4

Top Equity Holdings % of Net Assets5

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	As a result of the Schwab 1000 Index®’s once per year reconstitution and the effects of certain corporate actions, the fund may hold more or less than 1,000 securities.
[3]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[4]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[5]	This list is not a recommendation of any security by the investment adviser.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Large-Cap ETF as of August 31, 2022

The Schwab U.S. Large-Cap ETF’s (the fund) goal is to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Large-Cap Total Stock Market Index (the index). The index includes the large-cap portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The index includes the components ranked 1-750 by full market capitalization. The index is a float-adjusted market capitalization weighted index. The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does.
Market Highlights. For the 12-month reporting period ended August 31, 2022, U.S. equity markets lost ground as a result of accelerating inflation, rising interest rates, and geopolitical tensions, including the war in Ukraine. Over the first four months of the reporting period, U.S. stocks held their ground, with several key market indices repeatedly exceeding previous record highs through early January 2022. However, beginning in early 2022, equity markets declined in reaction to growing headwinds including accelerating inflation, an increasing likelihood of rising interest rates, and, in late February 2022, Russia’s invasion of Ukraine, which drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. Economic growth slowed and recession fears rose. Within the index, stocks in the energy and utilities sectors were the top performers, while communications services and consumer discretionary stocks underperformed.
Performance. During the 12-month reporting period ended August 31, 2022, the fund closely tracked the index. The fund’s market price return was -13.16% and its NAV return was -13.22% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned -13.20% during the same period.
Contributors and Detractors. The energy sector contributed the most to the total return of the fund. Energy stocks represented an average weight of approximately 3% of the fund’s investments and returned approximately 75% for the reporting period. One example from this sector is Exxon Mobil Corp., which operates petroleum and petro chemicals businesses. The fund’s holding of Exxon Mobil Corp. represented an average weight of less than 1% of the fund’s investments and returned approximately 83% for the reporting period.
The utilities sector also contributed to the total return of the fund, representing an average weight of approximately 3% of the fund’s investments and returning approximately 12% for the reporting period.
The information technology sector detracted the most from the total return of the fund. Information technology stocks represented an average weight of approximately 28% of the fund’s investments and returned approximately -18% for the reporting period. One example from this sector is Microsoft Corp., which develops, manufactures, licenses, sells, and supports software products. The fund’s holdings of Microsoft Corp. represented an average weight of approximately 6% of the fund’s investments and returned approximately -13% for the reporting period.
The communications services sector also detracted from the total return of the fund, representing an average weight of approximately 9% of the fund’s investments and returning approximately -37% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Large-Cap ETF
Performance and Fund Facts as of August 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 31, 2012 – August 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab U.S. Large-Cap ETF (11/3/09)
Market Price Return[2]	-13.16%	11.63%	12.93%
NAV Return[2]	-13.22%	11.62%	12.93%
Dow Jones U.S. Large-Cap Total Stock Market Index	-13.20%	11.65%	12.97%
ETF Category: Morningstar Large Blend[3]	-12.08%	10.27%	11.68%
Fund Expense Ratio[4]: 0.03%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Large-Cap Total Stock Market Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc., dba Schwab Asset Management. The Schwab U.S. Large-Cap ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs and mutual funds within the category as of the report date.
[4]	As stated in the prospectus.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Large-Cap ETF
Performance and Fund Facts as of August 31, 2022 (continued)

Statistics1
Number of Holdings	754
Weighted Average Market Cap (millions)	$496,250
Price/Earnings Ratio (P/E)	19.7
Price/Book Ratio (P/B)	3.7
Portfolio Turnover Rate	4% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Large-Cap Growth ETF as of August 31, 2022

The Schwab U.S. Large-Cap Growth ETF’s (the fund) goal is to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Large-Cap Growth Total Stock Market Index (the index). The index includes the large-cap growth portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The index includes the components ranked 1-750 by full market capitalization and that are classified as “growth” based on a number of factors. The index is a float-adjusted market capitalization weighted index. The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does.
Market Highlights. For the 12-month reporting period ended August 31, 2022, U.S. equity markets lost ground as a result of accelerating inflation, rising interest rates, and geopolitical tensions, including the war in Ukraine. Over the first four months of the reporting period, U.S. stocks held their ground, with several key market indices repeatedly exceeding previous record highs through early January 2022. However, beginning in early 2022, equity markets declined in reaction to growing headwinds including accelerating inflation, an increasing likelihood of rising interest rates, and, in late February 2022, Russia’s invasion of Ukraine, which drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. Economic growth slowed and recession fears rose. Within the index, stocks in the energy and consumer staples sectors were the top performers, while communications services and financials stocks underperformed.
Performance. During the 12-month reporting period ended August 31, 2022, the fund closely tracked the index. The fund’s market price return was -20.34% and its NAV return was -20.37% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned -20.34% during the same period.
Contributors and Detractors. The energy sector was the only sector that contributed to the total return of the fund. Energy stocks represented an average weight of less than 1% of the fund’s investments and returned approximately 55% for the reporting period. One example from this sector is Cheniere Energy, Inc., an energy company focused on liquified natural gas-related businesses. The fund’s holdings of Cheniere Energy, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately 85% for the reporting period.
While no additional sectors contributed to the total return of the fund over the reporting period, the consumer staples sector was the smallest detractor from the total return of the fund, representing an average weight of approximately 2% of the fund’s investments and returning less than 1% for the reporting period.
The information technology sector was the largest detractor from the return of the fund. Information technology stocks represented an average weight of approximately 48% of the fund’s investments and returned approximately -18% for the reporting period. One example from this sector is Microsoft Corp., which develops, manufactures, licenses, sells, and supports software products. The fund’s holdings of Microsoft Corp. represented an average weight of approximately 12% of the fund’s investments and returned approximately -13% for the reporting period.
The communication services sector also detracted from the total return of the fund, representing an average weight of approximately 14% of the fund’s investments and returning approximately -39% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Large-Cap Growth ETF
Performance and Fund Facts as of August 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 31, 2012 – August 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab U.S. Large-Cap Growth ETF (12/11/09)
Market Price Return[2]	-20.34%	14.55%	14.95%
NAV Return[2]	-20.37%	14.55%	14.96%
Dow Jones U.S. Large-Cap Growth Total Stock Market Index	-20.34%	14.59%	15.02%
ETF Category: Morningstar Large Growth[3]	-23.75%	11.46%	12.74%
Fund Expense Ratio[4]: 0.04%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Large-Cap Growth Total Stock Market Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc., dba Schwab Asset Management. The Schwab U.S. Large-Cap Growth ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs and mutual funds within the category as of the report date.
[4]	As stated in the prospectus.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Large-Cap Growth ETF
Performance and Fund Facts as of August 31, 2022 (continued)

Statistics1
Number of Holdings	227
Weighted Average Market Cap (millions)	$950,214
Price/Earnings Ratio (P/E)	30.1
Price/Book Ratio (P/B)	7.3
Portfolio Turnover Rate	6% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Large-Cap Value ETF as of August 31, 2022

The Schwab U.S. Large-Cap Value ETF’s (the fund) goal is to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Large-Cap Value Total Stock Market Index (the index). The index includes the large-cap value portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The index includes the components ranked 1-750 by full market capitalization and that are classified as “value” based on a number of factors. The index is a float-adjusted market capitalization weighted index. The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does.
Market Highlights. For the 12-month reporting period ended August 31, 2022, U.S. equity markets lost ground as a result of accelerating inflation, rising interest rates, and geopolitical tensions, including the war in Ukraine. Over the first four months of the reporting period, U.S. stocks held their ground, with several key market indices repeatedly exceeding previous record highs through early January 2022. However, beginning in early 2022, equity markets declined in reaction to growing headwinds including accelerating inflation, an increasing likelihood of rising interest rates, and, in late February 2022, Russia’s invasion of Ukraine, which drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. Economic growth slowed and recession fears rose. Within the index, stocks in the energy and utilities sectors were the top performers, while communication services and consumer discretionary stocks underperformed.
Performance. During the 12-month reporting period ended August 31, 2022, the fund closely tracked the index. The fund’s market price return was -6.76% and its NAV return was -6.78% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned -6.75% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The financial sector detracted the most from the total return of the fund. Financial stocks represented an average weight of approximately 18% of the fund’s investments and returned approximately -11% for the reporting period. One example from this sector is JPMorgan Chase & Co., which provides global financial services and retail banking. The fund’s holdings of JPMorgan Chase & Co. represented an average weight of approximately 2% of the fund’s investments and returned approximately -27% for the reporting period.
The information technology also detracted from the total return of the fund, representing an average weight of approximately 12% of the fund’s investments and returning approximately -16% for the reporting period.
The energy sector contributed the most to the total return of the fund. Energy stocks represented an average weight of approximately 6% of the fund’s investments and returned approximately 77% for the reporting period. One example from this sector is Exxon Mobil Corp, which operates petroleum and petro chemicals businesses. The fund’s holdings of Exxon Mobil Corp. represented an average weight of approximately 2% of the fund’s investments and returned approximately 83% for the reporting period.
The utilities sector also contributed to the total return of the fund, representing an average weight of approximately 5% of the fund’s investments and returning approximately 12% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Large-Cap Value ETF
Performance and Fund Facts as of August 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 31, 2012 – August 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab U.S. Large-Cap Value ETF (12/11/09)
Market Price Return[2]	-6.76%	7.93%	10.47%
NAV Return[2]	-6.78%	7.93%	10.47%
Dow Jones U.S. Large-Cap Value Total Stock Market Index	-6.75%	7.97%	10.54%
ETF Category: Morningstar Large Value[3]	-4.79%	8.31%	10.22%
Fund Expense Ratio[4]: 0.04%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Large-Cap Value Total Stock Market Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc., dba Schwab Asset Management. The Schwab U.S. Large-Cap Value ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs and mutual funds within the category as of the report date.
[4]	As stated in the prospectus.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Large-Cap Value ETF
Performance and Fund Facts as of August 31, 2022 (continued)

Statistics1
Number of Holdings	532
Weighted Average Market Cap (millions)	$136,178
Price/Earnings Ratio (P/E)	15.5
Price/Book Ratio (P/B)	2.7
Portfolio Turnover Rate	8% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Mid-Cap ETF as of August 31, 2022

The Schwab U.S. Mid-Cap ETF’s (the fund) goal is to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Mid-Cap Total Stock Market Index (the index). The index includes the mid-cap portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The index includes the components ranked 501-1,000 by full market capitalization. The index is a float-adjusted market capitalization weighted index. The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does.
Market Highlights. For the 12-month reporting period ended August 31, 2022, U.S. equity markets lost ground as a result of accelerating inflation, rising interest rates, and geopolitical tensions, including the war in Ukraine. Over the first four months of the reporting period, U.S. stocks held their ground, with several key market indices repeatedly exceeding previous record highs through early January 2022. However, beginning in early 2022, equity markets declined in reaction to growing headwinds including accelerating inflation, an increasing likelihood of rising interest rates, and, in late February 2022, Russia’s invasion of Ukraine, which drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. Economic growth slowed and recession fears rose. Within the index, stocks in the energy and utilities sectors were the top performers, while communication services and health care stocks underperformed.
Performance. During the 12-month reporting period ended August 31, 2022, the fund closely tracked the index. The fund’s market price return was -14.59% and its NAV return was -14.62% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned -14.64% during the same period.
Contributors and Detractors. The energy sector contributed the most to the total return of the fund. Energy stocks represented an average weight of approximately 4% of the fund’s investments and returned approximately 96% for the reporting period. One example from this sector is Devon Energy Corp., which operates as an independent energy company that is involved primarily in oil and gas exploration, development and production, the transportation of oil, gas, and natural gas liquids, and the processing of natural gas. The fund’s holdings of Devon Energy Corp. represented an average weight of less than 1% of the fund’s investments and returned approximately 157% for the reporting period.
The utilities sector also contributed to the total return of the fund, representing an average weight of approximately 4% of the fund’s investments and returning approximately 9% for the reporting period.
The consumer discretionary sector detracted the most from the total return of the fund. Consumer discretionary stocks represented an average weight of approximately 13% of the fund’s holdings and returned approximately -30% for the reporting period. One example from this sector is Caesars Entertainment, Inc., which owns and operates as a chain of resorts. The fund’s holdings of Caesars Entertainment, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately -58% for the reporting period.
The health care sector also detracted from the total return of the fund, representing approximately 11% of the fund’s investments and returning approximately -30% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Mid-Cap ETF
Performance and Fund Facts as of August 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 31, 2012 – August 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab U.S. Mid-Cap ETF (1/13/11)
Market Price Return[2]	-14.59%	8.20%	11.38%
NAV Return[2]	-14.62%	8.20%	11.39%
Dow Jones U.S. Mid-Cap Total Stock Market Index	-14.64%	8.23%	11.42%
ETF Category: Morningstar Mid-Cap Blend[3]	-11.22%	8.13%	10.36%
Fund Expense Ratio[4]: 0.04%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Mid-Cap Total Stock Market Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc., dba Schwab Asset Management. The Schwab U.S. Mid-Cap ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs and mutual funds within the category as of the report date.
[4]	As stated in the prospectus.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Mid-Cap ETF
Performance and Fund Facts as of August 31, 2022 (continued)

Statistics1
Number of Holdings	499
Weighted Average Market Cap (millions)	$11,253
Price/Earnings Ratio (P/E)	13.5
Price/Book Ratio (P/B)	2.4
Portfolio Turnover Rate	16% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Small-Cap ETF as of August 31, 2022

The Schwab U.S. Small-Cap ETF’s (the fund) goal is to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Small-Cap Total Stock Market Index (the index). The index includes the small-cap portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The index includes the components ranked 751-2,500 by full market capitalization. The index is a float-adjusted market capitalization weighted index. The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does.
Market Highlights. For the 12-month reporting period ended August 31, 2022, U.S. equity markets lost ground as a result of accelerating inflation, rising interest rates, and geopolitical tensions, including the war in Ukraine. Over the first four months of the reporting period, U.S. stocks held their ground, with several key market indices repeatedly exceeding previous record highs through early January 2022. However, beginning in early 2022, equity markets declined in reaction to growing headwinds including accelerating inflation, an increasing likelihood of rising interest rates, and, in late February 2022, Russia’s invasion of Ukraine, which drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. Economic growth slowed and recession fears rose. Within the index, stocks in the energy and utilities sectors were the top performers, while communications services and health care stocks underperformed.
Performance. During the 12-month reporting period ended August 31, 2022, the fund closely tracked the index. The fund’s market price return was -17.72% and its NAV return was -17.78% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned -17.83% during the same period.
Contributors and Detractors. The energy sector contributed the most to the total return of the fund. Energy stocks represented an average weight of approximately 5% of the fund’s investments and returned approximately 66% for the reporting period. One example from this sector is EQT Corp., an integrated energy company with emphasis on Appalachian area natural-gas supply, transmission, and distribution. The fund’s holdings of EQT Corp. represented an average weight of less than 1% of the fund’s investments and returned approximately 164% for the reporting period.
The utilities sector also contributed to the total return of the fund, representing approximately 3% of the fund’s investments and returning approximately 6% for the reporting period.
The health care sector detracted the most from the total return of the fund. Health care stocks represented an average weight of approximately 14% of the fund’s investments and returned approximately -33% for the reporting period. One example from this sector is Intellia Therapeutics, Inc., a biotechnology company. The fund’s holdings of Intellia Therapeutics, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately -63% for the reporting period.
The information technology sector also detracted from the total return of the fund, representing approximately 14% of the fund’s investments and returning -29% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Small-Cap ETF
Performance and Fund Facts as of August 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 31, 2012 – August 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab U.S. Small-Cap ETF (11/3/09)
Market Price Return[2]	-17.72%	7.05%	10.27%
NAV Return[2]	-17.78%	7.05%	10.27%
Dow Jones U.S. Small-Cap Total Stock Market Index	-17.83%	7.01%	10.24%
ETF Category: Morningstar Small Blend[3]	-13.07%	7.03%	9.80%
Fund Expense Ratio[4]: 0.04%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Small-company stocks may be subject to greater volatility than many other asset classes.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Small-Cap Total Stock Market Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc., dba Schwab Asset Management. The Schwab U.S. Small-Cap ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs and mutual funds within the category as of the report date.
[4]	As stated in the prospectus.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Small-Cap ETF
Performance and Fund Facts as of August 31, 2022 (continued)

Statistics1
Number of Holdings	1,791
Weighted Average Market Cap (millions)	$4,352
Price/Earnings Ratio (P/E)	11.8
Price/Book Ratio (P/B)	2.0
Portfolio Turnover Rate	15% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Dividend Equity ETF as of August 31, 2022

The Schwab U.S. Dividend Equity ETF’s (the fund) goal is to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Dividend 100TM Index (the index). The 100-component index is a subset of the Dow Jones U.S. Broad Market Index, excluding real estate investment trusts (REITs), master limited partnerships, preferred stocks, and convertibles. The index is modified market capitalization weighted. The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does.
Market Highlights. For the 12-month reporting period ended August 31, 2022, U.S. equity markets lost ground as a result of accelerating inflation, rising interest rates, and geopolitical tensions, including the war in Ukraine. Over the first four months of the reporting period, U.S. stocks held their ground, with several key market indices repeatedly exceeding previous record highs through early January 2022. However, beginning in early 2022, equity markets declined in reaction to growing headwinds including accelerating inflation, an increasing likelihood of rising interest rates, and, in late February 2022, Russia’s invasion of Ukraine, which drove oil prices to over $100 per barrel for the first time since 2014 and roiled stock markets around the world. Albeit decelerating, COVID-19 continued to weigh on economies worldwide, with highly transmissible variants and subvariants keeping infection rates high in many areas. Economic growth slowed and recession fears rose. Within the index, stocks in the energy and utilities sectors were the top performers, while communications services and materials stocks underperformed.
Performance. During the 12-month reporting period ended August 31, 2022, the fund closely tracked the index. The fund’s market price return was -3.76% and its NAV return was -3.74% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned -3.66% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The financials sector detracted the most from the total return of the fund. Financials stocks represented an average weight of approximately 21% of the fund’s investments and returned approximately -12% for the reporting period. One example from this sector is BlackRock, Inc., which provides investment management services to institutional clients and to retail investors through various investment vehicles. The fund’s holdings of BlackRock, Inc. represented an average weight of approximately 3% of the fund’s investments and returned approximately -28% for the reporting period.
The communication services sector also detracted from the total return of the fund, representing an average weight of approximately 5% of the fund’s investments and returning approximately -22% for the reporting period.
The health care sector contributed the most to the total return of the fund. Health care stocks represented an average weight of approximately 13% of the fund’s investments and returned approximately 9% for the reporting period. One example from this sector is Merck & Co., Inc., a global health care company. The fund’s holdings of Merck & Co., Inc. represented approximately 4% of the fund’s investments and returned approximately 16% for the reporting period.
The energy sector also contributed to the total return of the fund, representing an average weight of approximately 3% of the fund’s investments and returning approximately 51% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Dividend Equity ETF
Performance and Fund Facts as of August 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 31, 2012 – August 31, 2022)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab U.S. Dividend Equity ETF (10/20/11)
Market Price Return[2]	-3.76%	13.12%	13.11%
NAV Return[2]	-3.74%	13.12%	13.12%
Dow Jones U.S. Dividend 100TM Index	-3.66%	13.22%	13.23%
ETF Category: Morningstar Large Value[3]	-4.79%	8.31%	10.22%
Fund Expense Ratio[4]: 0.06%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
The fund may underperform other funds that do not limit their investment to dividend paying stocks. Stocks held by the fund may reduce or stop paying dividends, affecting the fund’s ability to generate income. Diversification strategies do not ensure a profit and do not protect against losses in declining markets.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Dividend 100TM Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc., dba Schwab Asset Management. The Schwab U.S. Dividend Equity ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S& P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs and mutual funds within the category as of the report date.
[4]	As stated in the prospectus.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Dividend Equity ETF
Performance and Fund Facts as of August 31, 2022 (continued)

Statistics1
Number of Holdings	101
Weighted Average Market Cap (millions)	$117,524
Price/Earnings Ratio (P/E)	14.7
Price/Book Ratio (P/B)	3.5
Portfolio Turnover Rate	14% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets5

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	Amount is less than 0.05%.
[5]	This list is not a recommendation of any security by the investment adviser.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2022 and held through August 31, 2022.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of a fund. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED) [1]	BEGINNING ACCOUNT VALUE AT 3/1/22	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 8/31/22	EXPENSES PAID DURING PERIOD 3/1/22-8/31/22 [2]
Schwab U.S. Broad Market ETF
Actual Return	0.03%	$1,000.00	$ 903.70	$0.14
Hypothetical 5% Return	0.03%	$1,000.00	$1,025.05	$0.15
Schwab 1000 Index ETF
Actual Return	0.05%	$1,000.00	$ 903.90	$0.24
Hypothetical 5% Return	0.05%	$1,000.00	$1,024.95	$0.26
Schwab U.S. Large-Cap ETF
Actual Return	0.03%	$1,000.00	$ 904.20	$0.14
Hypothetical 5% Return	0.03%	$1,000.00	$1,025.05	$0.15
Schwab U.S. Large-Cap Growth ETF
Actual Return	0.04%	$1,000.00	$ 869.90	$0.19
Hypothetical 5% Return	0.04%	$1,000.00	$1,025.00	$0.20
Schwab U.S. Large-Cap Value ETF
Actual Return	0.04%	$1,000.00	$ 932.80	$0.19
Hypothetical 5% Return	0.04%	$1,000.00	$1,025.00	$0.20
Schwab U.S. Mid-Cap ETF
Actual Return	0.04%	$1,000.00	$ 902.90	$0.19
Hypothetical 5% Return	0.04%	$1,000.00	$1,025.00	$0.20
Schwab U.S. Small-Cap ETF
Actual Return	0.04%	$1,000.00	$ 899.00	$0.19
Hypothetical 5% Return	0.04%	$1,000.00	$1,025.00	$0.20
Schwab U.S. Dividend Equity ETF
Actual Return	0.06%	$1,000.00	$ 954.50	$0.30
Hypothetical 5% Return	0.06%	$1,000.00	$1,024.90	$0.31

[1]	Based on the most recent six-month expense ratio.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Broad Market ETF
Financial Statements
FINANCIAL HIGHLIGHTS
	9/1/21– 8/31/22[1]	9/1/20– 8/31/21[1]	9/1/19– 8/31/20[1]	9/1/18– 8/31/19[1]	9/1/17– 8/31/18[1]
Per-Share Data
Net asset value at beginning of period	$54.57	$41.64	$35.07	$35.28	$29.86
Income (loss) from investment operations:
Net investment income (loss)[2]	0.71	0.67	0.74	0.72	0.59
Net realized and unrealized gains (losses)	(8.09)	12.99	6.55	(0.28)	5.39
Total from investment operations	(7.38)	13.66	7.29	0.44	5.98
Less distributions:
Distributions from net investment income	(0.71)	(0.73)	(0.72)	(0.65)	(0.56)
Net asset value at end of period	$46.48	$54.57	$41.64	$35.07	$35.28
Total return	(13.64%)	33.23%	21.24%	1.35%	20.20%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.03% [3]	0.03%	0.03%	0.03%	0.03%
Net investment income (loss)	1.38%	1.42%	2.02%	2.12%	1.81%
Portfolio turnover rate[4]	4%	4%	4%	4%	4%
Net assets, end of period (x 1,000,000)	$20,360	$22,368	$16,549	$14,877	$13,326

[1]	Per-Share Data has been retroactively adjusted to reflect a 2-for-1 share split effective after market close on March 10, 2022 (see financial note 12 for additional information).
[2]	Calculated based on the average shares outstanding during the period.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
[4]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.9% OF NET ASSETS

Automobiles & Components 2.4%
Adient plc *	49,415	1,640,578
American Axle & Manufacturing Holdings, Inc. *	57,874	598,996
Aptiv plc *	140,005	13,080,667
Autoliv, Inc.	40,499	3,150,417
BorgWarner, Inc.	123,853	4,669,258
Canoo, Inc. *(a)	74,548	237,808
Dana, Inc.	73,085	1,130,625
Dorman Products, Inc. *	14,442	1,309,167
Faraday Future Intelligent Electric, Inc. *(a)	93,304	104,500
Fisker, Inc. *(a)	77,692	701,559
Ford Motor Co.	2,046,515	31,188,889
Fox Factory Holding Corp. *	22,095	2,059,475
General Motors Co.	755,511	28,868,075
Gentex Corp.	122,865	3,352,986
Gentherm, Inc. *	17,155	1,027,584
Harley-Davidson, Inc.	76,012	2,931,783
Holley, Inc. *	18,177	103,064
LCI Industries	13,190	1,528,325
Lear Corp.	30,565	4,237,532
Lordstown Motors Corp., Class A *(a)	71,525	153,064
Lucid Group, Inc. *(a)	293,306	4,499,314
Luminar Technologies, Inc. *(a)	117,363	1,011,669
Modine Manufacturing Co. *	27,946	418,631
Patrick Industries, Inc.	11,304	598,773
QuantumScape Corp. *(a)	132,930	1,466,218
Rivian Automotive, Inc., Class A *	82,788	2,707,995
Solid Power, Inc. *	58,103	382,318
Standard Motor Products, Inc.	9,529	349,714
Stoneridge, Inc. *	13,531	257,089
Tenneco, Inc., Class A *	40,115	756,569
Tesla, Inc. *	1,304,028	359,403,157
The Goodyear Tire & Rubber Co. *	146,539	2,055,942
Thor Industries, Inc.	28,375	2,298,659
Visteon Corp. *	14,228	1,704,941
Winnebago Industries, Inc.	16,588	955,137
Workhorse Group, Inc. *(a)	92,612	289,876
XL Fleet Corp. *	43,109	48,282
XPEL, Inc. *	8,050	551,667
		481,830,303

Banks 4.1%
1st Source Corp.	9,060	427,541
Allegiance Bancshares, Inc.	10,170	430,801
Ameris Bancorp	34,393	1,605,465
Arrow Financial Corp.	8,763	281,380
Associated Banc-Corp.	75,967	1,522,379
Atlantic Union Bankshares Corp.	39,817	1,292,062
Axos Financial, Inc. *	28,272	1,181,204
Banc of California, Inc.	27,349	461,651
BancFirst Corp.	9,575	1,032,760
SECURITY	NUMBER OF SHARES	VALUE ($)
Bank of America Corp.	3,673,870	123,478,771
Bank of Hawaii Corp.	20,957	1,635,065
Bank of Marin Bancorp	7,905	244,265
Bank OZK	58,005	2,350,943
BankUnited, Inc.	42,350	1,569,068
Banner Corp.	17,913	1,088,394
Berkshire Hills Bancorp, Inc.	24,775	698,903
BOK Financial Corp.	15,303	1,359,978
Brookline Bancorp, Inc.	39,408	491,418
Byline Bancorp, Inc.	12,025	262,265
Cadence Bank	94,856	2,416,931
Camden National Corp.	7,417	335,471
Capitol Federal Financial, Inc.	66,663	603,967
Cathay General Bancorp	39,788	1,668,709
CBTX, Inc.	9,889	294,692
Central Pacific Financial Corp.	12,939	281,941
Citigroup, Inc.	1,006,143	49,109,840
Citizens Financial Group, Inc.	253,861	9,311,621
City Holding Co.	7,346	624,483
Columbia Banking System, Inc.	40,574	1,215,191
Columbia Financial, Inc. *	21,220	452,623
Comerica, Inc.	68,330	5,486,899
Commerce Bancshares, Inc.	56,448	3,881,929
Community Bank System, Inc.	27,621	1,805,861
Community Trust Bancorp, Inc.	8,161	344,802
ConnectOne Bancorp, Inc.	19,211	480,851
CrossFirst Bankshares, Inc. *	23,945	315,595
Cullen/Frost Bankers, Inc.	29,237	3,799,641
Customers Bancorp, Inc. *	14,861	515,528
CVB Financial Corp.	68,655	1,801,507
Dime Community Bancshares, Inc.	16,004	500,285
Eagle Bancorp, Inc.	16,563	803,802
East West Bancorp, Inc.	73,137	5,278,297
Eastern Bankshares, Inc.	86,967	1,687,160
Enterprise Financial Services Corp.	19,307	882,716
Essent Group Ltd.	55,130	2,204,649
F.N.B. Corp.	173,268	2,065,355
FB Financial Corp.	17,835	706,623
Federal Agricultural Mortgage Corp., Class C	5,092	556,250
Fifth Third Bancorp	354,273	12,098,423
Financial Institutions, Inc.	7,751	201,759
First BanCorp	101,972	1,458,200
First Bancorp/Southern Pines NC	17,632	641,981
First Busey Corp.	26,321	605,383
First Citizens BancShares, Inc., Class A	6,970	5,659,361
First Commonwealth Financial Corp.	47,624	641,972
First Community Bankshares, Inc.	9,269	292,252
First Financial Bancorp	49,306	1,064,023
First Financial Bankshares, Inc.	66,222	2,815,097
First Financial Corp.	6,126	284,859
First Foundation, Inc.	26,775	507,654
First Hawaiian, Inc.	65,286	1,678,503
First Horizon Corp.	277,510	6,277,276
First Interstate BancSystem, Inc., Class A	42,255	1,701,186

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
First Merchants Corp.	29,765	1,185,242
First Mid Bancshares, Inc.	10,064	355,762
First Republic Bank	92,750	14,082,233
Flagstar Bancorp, Inc.	27,479	1,058,766
Flushing Financial Corp.	14,230	293,850
Fulton Financial Corp.	84,793	1,376,190
German American Bancorp, Inc.	13,701	514,610
Glacier Bancorp, Inc.	55,591	2,817,352
Great Southern Bancorp, Inc.	5,110	300,366
Hancock Whitney Corp.	44,815	2,161,427
Hanmi Financial Corp.	15,071	372,555
HarborOne Bancorp, Inc.	25,702	350,575
Heartland Financial USA, Inc.	20,867	932,129
Heritage Commerce Corp.	30,194	340,890
Heritage Financial Corp.	18,453	479,593
Hilltop Holdings, Inc.	25,281	667,418
Home BancShares, Inc.	98,282	2,312,575
HomeStreet, Inc.	10,343	360,040
Hope Bancorp, Inc.	63,858	924,025
Horizon Bancorp, Inc.	21,362	404,169
Huntington Bancshares, Inc.	744,196	9,972,226
Independent Bank Corp.	24,618	1,925,866
Independent Bank Group, Inc.	18,899	1,273,037
International Bancshares Corp.	28,051	1,170,568
JPMorgan Chase & Co.	1,521,843	173,079,204
Kearny Financial Corp.	37,690	428,158
KeyCorp	483,601	8,554,902
Lakeland Bancorp, Inc.	31,638	515,383
Lakeland Financial Corp.	13,055	983,564
Live Oak Bancshares, Inc.	16,896	612,311
Luther Burbank Corp.	6,823	89,450
M&T Bank Corp.	92,949	16,896,269
Mercantile Bank Corp.	6,583	217,766
Merchants Bancorp	13,202	356,058
Metrocity Bankshares, Inc.	10,443	208,756
MGIC Investment Corp.	158,577	2,266,065
Midland States Bancorp, Inc.	10,836	271,875
Mr Cooper Group, Inc. *	37,604	1,590,649
National Bank Holdings Corp., Class A	16,201	650,146
NBT Bancorp, Inc.	21,344	827,720
New York Community Bancorp, Inc.	239,922	2,348,836
Nicolet Bankshares, Inc. *	5,683	435,204
NMI Holdings, Inc., Class A *	42,971	882,195
Northfield Bancorp, Inc.	21,874	322,423
Northwest Bancshares, Inc.	63,985	900,269
OceanFirst Financial Corp.	31,660	615,470
OFG Bancorp	24,510	666,672
Old National Bancorp	152,325	2,542,304
Origin Bancorp, Inc.	10,554	431,131
Pacific Premier Bancorp, Inc.	49,286	1,614,609
PacWest Bancorp	60,947	1,604,735
Park National Corp.	7,542	994,262
Pathward Financial, Inc.	14,674	483,655
Peapack-Gladstone Financial Corp.	8,780	295,623
PennyMac Financial Services, Inc.	14,881	790,479
Peoples Bancorp, Inc.	12,293	367,438
Pinnacle Financial Partners, Inc.	39,785	3,211,047
Popular, Inc.	39,920	3,082,622
Preferred Bank	7,264	492,790
Premier Financial Corp.	17,772	480,199
Prosperity Bancshares, Inc.	48,209	3,417,054
Provident Financial Services, Inc.	38,840	902,253
QCR Holdings, Inc.	8,898	496,953
Radian Group, Inc.	90,032	1,900,576
Regions Financial Corp.	483,213	10,471,226
Renasant Corp.	29,730	991,198
Republic Bancorp, Inc., Class A	5,125	217,813
SECURITY	NUMBER OF SHARES	VALUE ($)
Rocket Cos., Inc., Class A (a)	61,918	489,152
S&T Bancorp, Inc.	20,751	615,060
Sandy Spring Bancorp, Inc.	23,164	892,277
Seacoast Banking Corp. of Florida	31,194	1,008,190
ServisFirst Bancshares, Inc.	25,039	2,112,290
Signature Bank	32,452	5,658,331
Silvergate Capital Corp., Class A *	16,429	1,497,010
Simmons First National Corp., Class A	64,775	1,528,042
Southside Bancshares, Inc.	16,699	629,218
SouthState Corp.	38,697	3,019,914
Stock Yards Bancorp, Inc.	14,063	931,814
SVB Financial Group *	30,622	12,448,455
Synovus Financial Corp.	75,397	3,027,944
Texas Capital Bancshares, Inc. *	26,505	1,564,590
TFS Financial Corp.	24,263	346,961
The Bancorp, Inc. *	29,154	691,533
The First Bancshares, Inc.	11,365	339,814
The First of Long Island Corp.	10,297	189,568
The PNC Financial Services Group, Inc.	214,475	33,887,050
Tompkins Financial Corp.	6,215	445,243
Towne Bank	34,491	982,649
TriCo Bancshares	16,308	769,575
Triumph Bancorp, Inc. *	12,060	746,635
Truist Financial Corp.	690,893	32,361,428
TrustCo Bank Corp.	10,580	352,737
Trustmark Corp.	31,210	984,363
U.S. Bancorp	700,998	31,972,519
UMB Financial Corp.	22,666	2,027,927
Umpqua Holdings Corp.	110,378	1,958,106
United Bankshares, Inc.	69,665	2,584,572
United Community Banks, Inc.	53,566	1,796,068
Univest Financial Corp.	15,623	387,450
UWM Holdings Corp. (a)	48,949	177,195
Valley National Bancorp	216,110	2,511,198
Veritex Holdings, Inc.	28,177	848,409
Walker & Dunlop, Inc.	15,661	1,573,304
Washington Federal, Inc.	33,251	1,064,365
Washington Trust Bancorp, Inc.	8,450	427,824
Waterstone Financial, Inc.	10,646	184,069
Webster Financial Corp.	92,597	4,356,689
Wells Fargo & Co.	1,963,575	85,827,863
WesBanco, Inc.	32,597	1,115,143
Westamerica BanCorp	14,175	793,091
Western Alliance Bancorp	55,961	4,293,328
Wintrust Financial Corp.	31,062	2,619,769
WSFS Financial Corp.	34,161	1,651,684
Zions Bancorp NA	77,727	4,277,317
		830,881,970

Capital Goods 6.0%
3M Co.	294,336	36,600,682
A.O. Smith Corp.	67,038	3,784,295
AAON, Inc.	22,016	1,265,480
AAR Corp. *	17,748	761,034
Acuity Brands, Inc.	18,005	2,951,560
Advanced Drainage Systems, Inc.	29,192	3,961,354
AECOM	72,642	5,313,762
Aerojet Rocketdyne Holdings, Inc. *	38,076	1,639,933
AeroVironment, Inc. *	11,884	1,053,517
AGCO Corp.	31,676	3,443,498
Air Lease Corp.	53,495	1,945,078
Alamo Group, Inc.	5,404	706,627
Albany International Corp., Class A	16,440	1,449,844
Allegion plc	45,343	4,312,119
Allison Transmission Holdings, Inc.	50,239	1,821,666

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Altra Industrial Motion Corp.	34,369	1,304,304
Ameresco, Inc., Class A *	16,188	1,114,544
American Woodmark Corp. *	9,233	478,546
AMETEK, Inc.	119,584	14,369,213
API Group Corp. *	105,766	1,644,661
Apogee Enterprises, Inc.	10,867	443,808
Applied Industrial Technologies, Inc.	19,815	2,100,786
Archer Aviation, Inc., Class A *	60,353	213,650
Arcosa, Inc.	25,381	1,483,519
Argan, Inc.	7,046	243,721
Armstrong World Industries, Inc.	24,184	2,031,214
Array Technologies, Inc. *	69,335	1,449,102
Astec Industries, Inc.	11,616	443,499
Astra Space, Inc. *(a)	64,506	55,017
Atkore, Inc. *	22,169	1,871,285
Axon Enterprise, Inc. *	36,817	4,295,808
AZZ, Inc.	13,289	566,244
Babcock & Wilcox Enterprises, Inc. *	30,941	246,909
Barnes Group, Inc.	24,547	762,184
Beacon Roofing Supply, Inc. *	28,355	1,556,973
Berkshire Grey, Inc. *	18,664	37,701
Blink Charging Co. *(a)	18,643	398,401
Bloom Energy Corp., Class A *	91,039	2,313,301
Boise Cascade Co.	20,381	1,270,348
Builders FirstSource, Inc. *	90,515	5,305,084
BWX Technologies, Inc.	47,517	2,477,061
Carlisle Cos., Inc.	26,653	7,880,226
Carrier Global Corp.	438,396	17,150,052
Caterpillar, Inc.	276,388	51,051,628
ChargePoint Holdings, Inc. *(a)	92,310	1,501,884
Chart Industries, Inc. *	18,579	3,601,725
CIRCOR International, Inc. *	10,338	168,509
Columbus McKinnon Corp.	14,177	434,242
Comfort Systems USA, Inc.	18,795	1,885,890
Construction Partners, Inc., Class A *	21,496	628,973
Core & Main, Inc., Class A *	29,072	685,227
Crane Holdings Co.	24,881	2,347,771
CSW Industrials, Inc.	7,965	1,008,369
Cummins, Inc.	72,917	15,704,134
Curtiss-Wright Corp.	19,599	2,884,777
Custom Truck One Source, Inc. *	24,908	163,895
Deere & Co.	144,668	52,839,987
Desktop Metal, Inc., Class A *(a)	94,564	300,714
Donaldson Co., Inc.	65,166	3,346,274
Douglas Dynamics, Inc.	11,168	324,989
Dover Corp.	74,311	9,285,903
DXP Enterprises, Inc. *	9,796	260,378
Dycom Industries, Inc. *	14,963	1,677,652
Eaton Corp. plc	206,416	28,204,682
EMCOR Group, Inc.	26,425	3,142,461
Emerson Electric Co.	308,083	25,182,704
Encore Wire Corp.	10,142	1,319,474
Energy Recovery, Inc. *	20,628	473,206
Energy Vault Holdings, Inc. *(a)	29,463	162,341
Enerpac Tool Group Corp.	32,752	635,389
EnerSys	20,974	1,308,148
Enovix Corp. *	55,136	1,219,608
EnPro Industries, Inc.	10,878	985,112
Eos Energy Enterprises, Inc. *	29,507	60,784
Esab Corp.	23,371	960,314
ESCO Technologies, Inc.	13,790	1,122,920
ESS Tech, Inc. *(a)	39,406	174,963
Evoqua Water Technologies Corp. *	63,146	2,215,162
Fastenal Co.	297,783	14,987,418
Federal Signal Corp.	31,007	1,236,249
Flowserve Corp.	66,765	2,034,330
Fluence Energy, Inc. *	16,021	319,619
Fluor Corp. *	74,468	1,968,934
SECURITY	NUMBER OF SHARES	VALUE ($)
Fortive Corp.	186,438	11,807,119
Fortune Brands Home & Security, Inc.	67,628	4,154,388
Franklin Electric Co., Inc.	19,687	1,709,816
FuelCell Energy, Inc. *	189,895	795,660
Gates Industrial Corp. plc *	48,405	518,902
GATX Corp.	18,186	1,756,949
Generac Holdings, Inc. *	32,922	7,256,338
General Dynamics Corp.	119,421	27,339,050
General Electric Co.	569,791	41,845,451
Gibraltar Industries, Inc. *	16,602	694,794
Global Industrial Co.	9,070	272,826
GMS, Inc. *	22,072	1,063,870
Graco, Inc.	88,131	5,626,283
GrafTech International Ltd.	104,367	613,678
Granite Construction, Inc.	24,384	731,032
Great Lakes Dredge & Dock Corp. *	33,604	321,590
Griffon Corp.	25,185	789,550
H&E Equipment Services, Inc.	16,720	529,355
Hayward Holdings, Inc. *	29,876	313,997
HEICO Corp.	21,930	3,339,939
HEICO Corp., Class A	38,691	4,742,743
Heliogen, Inc. *(a)	48,159	115,582
Helios Technologies, Inc.	16,335	892,218
Herc Holdings, Inc.	12,920	1,453,888
Hexcel Corp.	43,717	2,564,876
Hillenbrand, Inc.	36,480	1,520,122
Hillman Solutions Corp. *	55,133	462,566
Honeywell International, Inc.	352,431	66,732,810
Howmet Aerospace, Inc.	194,563	6,893,367
Hubbell, Inc.	27,803	5,735,759
Huntington Ingalls Industries, Inc.	20,600	4,743,356
Hydrofarm Holdings Group, Inc. *	18,353	62,400
Hyliion Holdings Corp. *(a)	61,751	216,746
Hyster-Yale Materials Handling, Inc.	4,997	145,563
Hyzon Motors, Inc. *(a)	45,838	97,635
IDEX Corp.	39,378	7,923,247
IES Holdings, Inc. *	4,674	142,043
Illinois Tool Works, Inc.	146,813	28,603,577
Ingersoll Rand, Inc.	208,895	9,895,356
Insteel Industries, Inc.	9,456	273,278
ITT, Inc.	43,215	3,134,384
Janus International Group, Inc. *	26,984	278,745
JELD-WEN Holding, Inc. *	44,186	492,674
John Bean Technologies Corp.	17,070	1,762,648
Johnson Controls International plc	359,514	19,464,088
Kadant, Inc.	5,852	1,050,024
Kaman Corp.	14,655	464,857
Kennametal, Inc.	44,060	1,032,766
Kratos Defense & Security Solutions, Inc. *	63,636	797,995
L3Harris Technologies, Inc.	99,970	22,812,154
Lennox International, Inc.	17,477	4,196,577
Lincoln Electric Holdings, Inc.	30,298	4,141,434
Lindsay Corp.	5,697	913,571
Lockheed Martin Corp.	122,722	51,556,739
Markforged Holding Corp. *	35,880	87,188
Masco Corp.	121,793	6,195,610
Masonite International Corp. *	11,945	977,340
MasTec, Inc. *	29,590	2,381,995
Maxar Technologies, Inc.	38,877	926,439
McGrath RentCorp	12,851	1,086,167
MDU Resources Group, Inc.	107,301	3,235,125
Mercury Systems, Inc. *	30,220	1,454,489
Microvast Holdings, Inc. *(a)	121,314	298,432
Moog, Inc., Class A	14,915	1,118,327
MRC Global, Inc. *	33,783	328,709
MSC Industrial Direct Co., Inc., Class A	24,011	1,901,911

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Mueller Industries, Inc.	30,320	1,915,314
Mueller Water Products, Inc., Class A	81,904	923,877
MYR Group, Inc. *	8,499	789,897
National Presto Industries, Inc.	2,248	153,359
Nikola Corp. *	114,789	615,269
Nordson Corp.	28,228	6,412,555
Northrop Grumman Corp.	75,751	36,208,221
NOW, Inc. *	58,767	712,256
NV5 Global, Inc. *	6,279	883,832
nVent Electric plc	85,764	2,826,781
Omega Flex, Inc.	1,630	164,663
Oshkosh Corp.	34,066	2,717,104
Otis Worldwide Corp.	218,746	15,797,836
Owens Corning	50,057	4,091,159
PACCAR, Inc.	180,324	15,780,153
Parker-Hannifin Corp.	66,598	17,648,470
Parsons Corp. *	14,127	584,575
Pentair plc	84,676	3,768,082
PGT Innovations, Inc. *	31,983	669,084
Plug Power, Inc. *	268,341	7,524,282
Primoris Services Corp.	27,746	562,411
Proterra, Inc. *	102,910	621,576
Proto Labs, Inc. *	14,451	554,918
Quanex Building Products Corp.	17,792	396,762
Quanta Services, Inc.	74,410	10,514,133
Raytheon Technologies Corp.	771,016	69,198,686
RBC Bearings, Inc. *	15,093	3,632,583
Regal Rexnord Corp.	35,026	4,819,227
Resideo Technologies, Inc. *	75,977	1,581,841
REV Group, Inc.	17,972	207,037
Rocket Lab USA, Inc. *	73,285	403,068
Rockwell Automation, Inc.	60,010	14,218,769
Rush Enterprises, Inc., Class A	22,582	1,062,709
Rush Enterprises, Inc., Class B	3,395	171,923
Sarcos Technology and Robotics Corp. *(a)	29,893	98,049
Sensata Technologies Holding plc	81,564	3,285,398
SES AI Corp. *(a)	50,603	239,858
Shoals Technologies Group, Inc., Class A *	58,266	1,536,474
Simpson Manufacturing Co., Inc.	22,042	2,041,971
SiteOne Landscape Supply, Inc. *	23,206	2,904,463
Snap-on, Inc.	27,929	6,084,612
Spirit AeroSystems Holdings, Inc., Class A	54,604	1,643,580
SPX Technologies, Inc. *	23,996	1,369,212
Standex International Corp.	5,816	525,825
Stanley Black & Decker, Inc.	78,077	6,878,584
Stem, Inc. *	73,009	1,147,702
SunPower Corp. *	41,896	1,005,504
Sunrun, Inc. *	108,960	3,598,949
Tennant Co.	9,986	602,655
Terex Corp.	35,938	1,193,860
Terran Orbital Corp. *(a)	29,155	122,451
Textron, Inc.	111,105	6,930,730
The AZEK Co., Inc. *	58,708	1,071,421
The Boeing Co. *	288,015	46,154,404
The Gorman-Rupp Co.	11,321	298,988
The Greenbrier Cos., Inc.	16,473	469,645
The Manitowoc Co., Inc. *	18,618	177,802
The Middleby Corp. *	28,081	4,038,609
The Shyft Group, Inc.	16,182	387,559
The Timken Co.	35,235	2,219,453
The Toro Co.	54,367	4,508,655
Thermon Group Holdings, Inc. *	16,654	292,278
Titan International, Inc. *	27,892	391,325
Titan Machinery, Inc. *	10,482	322,636
TPI Composites, Inc. *	19,333	359,400
SECURITY	NUMBER OF SHARES	VALUE ($)
Trane Technologies plc	120,979	18,639,235
TransDigm Group, Inc.	26,830	16,108,464
Trex Co., Inc. *	58,777	2,750,176
Trinity Industries, Inc.	36,629	893,015
Triton International Ltd.	32,915	1,961,405
Triumph Group, Inc. *	32,566	423,032
Tutor Perini Corp. *	22,231	150,726
UFP Industries, Inc.	32,901	2,612,010
United Rentals, Inc. *	36,979	10,799,347
Univar Solutions, Inc. *	87,844	2,215,426
Valmont Industries, Inc.	11,044	3,057,200
Velo3D, Inc. *	30,341	130,770
Veritiv Corp. *	7,260	865,319
Vertiv Holdings Co.	161,050	1,856,907
Vicor Corp. *	11,008	783,109
View, Inc. *	32,489	57,830
Virgin Galactic Holdings, Inc. *(a)	91,331	539,766
W.W. Grainger, Inc.	22,349	12,402,354
Wabash National Corp.	26,304	432,701
Watsco, Inc.	17,138	4,662,050
Watts Water Technologies, Inc., Class A	14,245	1,973,217
WESCO International, Inc. *	23,432	3,085,526
Westinghouse Air Brake Technologies Corp.	94,327	8,267,762
WillScot Mobile Mini Holdings Corp. *	114,439	4,593,581
Woodward, Inc.	31,339	2,916,721
Xylem, Inc.	92,734	8,448,067
Zurn Water Solutions Corp.	64,904	1,790,052
		1,211,572,688

Commercial & Professional Services 1.2%
ABM Industries, Inc.	35,270	1,636,528
ACCO Brands Corp.	46,532	275,935
Alight, Inc., Class A *	133,829	1,054,573
ASGN, Inc. *	26,537	2,566,128
Aurora Innovation, Inc. *(a)	152,967	327,349
Barrett Business Services, Inc.	3,846	310,141
BlackSky Technology, Inc. *(a)	30,062	61,026
Booz Allen Hamilton Holding Corp.	69,179	6,620,430
Brady Corp., Class A	24,700	1,149,538
BrightView Holdings, Inc. *	23,992	242,799
CACI International, Inc., Class A *	12,099	3,398,246
Casella Waste Systems, Inc., Class A *	25,828	2,116,088
CBIZ, Inc. *	26,541	1,158,780
Cimpress plc *	10,031	336,841
Cintas Corp.	45,148	18,368,012
Clarivate plc *	201,507	2,351,587
Clean Harbors, Inc. *	26,469	3,107,990
Copart, Inc. *	110,347	13,203,019
CoreCivic, Inc. *	63,637	606,461
CoStar Group, Inc. *	205,067	14,280,866
Deluxe Corp.	21,315	410,101
Driven Brands Holdings, Inc. *	28,079	882,523
Dun & Bradstreet Holdings, Inc.	76,950	1,096,537
Ennis, Inc.	14,143	300,256
Equifax, Inc.	63,270	11,942,212
Exponent, Inc.	26,549	2,491,889
First Advantage Corp. *	20,996	290,585
Forrester Research, Inc. *	5,355	222,714
Franklin Covey Co. *	6,805	323,714
FTI Consulting, Inc. *	17,983	2,888,070
Harsco Corp. *	39,796	225,643
Healthcare Services Group, Inc.	38,608	543,215
Heidrick & Struggles International, Inc.	9,533	271,309
Heritage-Crystal Clean, Inc. *	9,545	310,881

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
HireRight Holdings Corp. *	10,172	165,397
HNI Corp.	22,555	721,760
Huron Consulting Group, Inc. *	10,461	699,841
IAA, Inc. *	69,320	2,582,863
ICF International, Inc.	8,860	899,822
Insperity, Inc.	18,940	2,064,839
Interface, Inc.	28,952	323,394
Jacobs Solutions, Inc.	66,892	8,333,405
KAR Auction Services, Inc. *	63,211	922,881
KBR, Inc.	72,069	3,480,933
Kelly Services, Inc., Class A	16,574	267,007
Kforce, Inc.	10,440	571,277
Korn Ferry	28,338	1,726,351
LegalZoom.com, Inc. *	9,505	97,901
Leidos Holdings, Inc.	71,407	6,787,235
ManpowerGroup, Inc.	27,367	2,006,548
ManTech International Corp., Class A	14,229	1,364,703
Matthews International Corp., Class A	17,269	431,898
MillerKnoll, Inc.	40,245	1,113,982
MSA Safety, Inc.	18,718	2,224,821
Nielsen Holdings plc	185,229	5,156,775
Pitney Bowes, Inc.	89,600	258,944
Planet Labs PBC *	95,750	524,710
Republic Services, Inc.	108,163	15,437,023
Resources Connection, Inc.	17,072	333,587
Robert Half International, Inc.	57,130	4,397,296
Rollins, Inc.	116,920	3,947,219
Science Applications International Corp.	28,816	2,624,273
SP Plus Corp. *	11,279	373,786
Steelcase, Inc., Class A	44,768	500,506
Stericycle, Inc. *	47,183	2,363,396
Sterling Check Corp. *	6,377	135,703
Tetra Tech, Inc.	27,792	3,774,432
The Brink's Co.	24,192	1,337,334
The GEO Group, Inc. *	68,015	556,363
TransUnion	99,524	7,351,838
TriNet Group, Inc. *	19,396	1,598,230
TrueBlue, Inc. *	16,298	334,761
UniFirst Corp.	7,793	1,404,766
Upwork, Inc. *	64,661	1,125,101
Verisk Analytics, Inc.	81,561	15,264,957
Viad Corp. *	10,774	411,351
VSE Corp.	4,763	199,332
Waste Management, Inc.	198,229	33,506,648
		235,077,175

Consumer Durables & Apparel 1.1%
Acushnet Holdings Corp.	18,014	858,367
AMMO, Inc. *(a)	42,794	163,045
Beazer Homes USA, Inc. *	17,241	245,512
Brunswick Corp.	38,783	2,897,478
Callaway Golf Co. *	59,700	1,321,161
Capri Holdings Ltd. *	77,524	3,657,582
Carter's, Inc.	20,703	1,528,917
Cavco Industries, Inc. *	4,438	1,038,536
Century Communities, Inc.	14,905	695,914
Columbia Sportswear Co.	17,016	1,212,220
Crocs, Inc. *	31,724	2,338,059
D.R. Horton, Inc.	166,201	11,825,201
Deckers Outdoor Corp. *	14,095	4,532,529
Dream Finders Homes, Inc., Class A *	9,529	117,683
Ethan Allen Interiors, Inc.	12,604	299,597
Fossil Group, Inc. *	26,521	112,184
Garmin Ltd.	78,932	6,984,693
G-III Apparel Group Ltd. *	22,976	484,104
GoPro, Inc., Class A *	66,445	404,650
SECURITY	NUMBER OF SHARES	VALUE ($)
Green Brick Partners, Inc. *	25,007	609,170
Hanesbrands, Inc.	179,708	1,565,257
Hasbro, Inc.	67,711	5,336,981
Helen of Troy Ltd. *	12,431	1,536,844
Installed Building Products, Inc.	12,008	1,087,444
iRobot Corp. *	13,795	812,250
Johnson Outdoors, Inc., Class A	3,948	241,381
KB Home	44,358	1,270,857
Kontoor Brands, Inc.	24,412	908,859
Latham Group, Inc. *	17,851	101,929
La-Z-Boy, Inc.	22,455	592,587
Leggett & Platt, Inc.	69,220	2,645,588
Lennar Corp., Class A	140,205	10,858,877
Levi Strauss & Co., Class A	49,618	838,048
LGI Homes, Inc. *	11,156	1,058,816
Lululemon Athletica, Inc. *	60,336	18,098,387
M.D.C. Holdings, Inc.	30,372	943,962
M/I Homes, Inc. *	15,271	660,318
Malibu Boats, Inc., Class A *	10,551	633,376
Mattel, Inc. *	183,827	4,066,253
Meritage Homes Corp. *	18,902	1,480,972
Mohawk Industries, Inc. *	26,687	2,945,177
Movado Group, Inc.	7,439	237,230
Newell Brands, Inc.	190,741	3,404,727
NIKE, Inc., Class B	657,646	70,006,417
NVR, Inc. *	1,618	6,698,617
Oxford Industries, Inc.	7,785	830,893
Peloton Interactive, Inc., Class A *	161,923	1,649,995
Polaris, Inc.	28,584	3,237,710
PulteGroup, Inc.	123,951	5,039,848
Purple Innovation, Inc. *	43,117	123,315
PVH Corp.	34,788	1,956,825
Ralph Lauren Corp.	23,714	2,165,800
Skechers U.S.A., Inc., Class A *	69,162	2,614,324
Skyline Champion Corp. *	27,282	1,546,071
Smith & Wesson Brands, Inc.	23,796	316,487
Snap One Holdings Corp. *	6,262	70,072
Sonos, Inc. *	66,018	992,911
Steven Madden Ltd.	38,799	1,129,439
Sturm Ruger & Co., Inc.	9,251	483,365
Tapestry, Inc.	130,005	4,515,074
Taylor Morrison Home Corp. *	62,673	1,573,719
Tempur Sealy International, Inc.	91,050	2,277,160
Toll Brothers, Inc.	57,380	2,512,670
TopBuild Corp. *	16,793	3,085,882
Tri Pointe Homes, Inc. *	53,846	933,151
Tupperware Brands Corp. *	25,676	288,598
Under Armour, Inc., Class A *	95,377	803,074
Under Armour, Inc., Class C *	105,302	799,242
Universal Electronics, Inc. *	6,304	140,138
VF Corp.	167,093	6,926,005
Vista Outdoor, Inc. *	28,918	813,174
Vizio Holding Corp., Class A *	20,029	214,711
Whirlpool Corp.	29,052	4,549,543
Wolverine World Wide, Inc.	42,693	834,221
YETI Holdings, Inc. *	44,056	1,625,226
		233,406,399

Consumer Services 2.1%
2U, Inc. *	38,886	276,868
Accel Entertainment, Inc. *	27,879	262,341
ADT, Inc.	121,912	888,738
Adtalem Global Education, Inc. *	23,710	893,630
Airbnb, Inc., Class A *	198,082	22,407,036
American Public Education, Inc. *	9,506	98,197
Aramark	132,818	4,742,931
Bally's Corp. *	14,790	350,375

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
BJ's Restaurants, Inc. *	12,289	308,208
Bloomin' Brands, Inc.	40,937	827,746
Booking Holdings, Inc. *	21,054	39,493,304
Bowlero Corp. *(a)	20,154	238,220
Boyd Gaming Corp.	40,809	2,221,234
Bright Horizons Family Solutions, Inc. *	30,789	2,099,810
Brinker International, Inc. *	21,870	536,034
Caesars Entertainment, Inc. *	111,439	4,805,250
Carnival Corp. *	503,958	4,767,443
Carriage Services, Inc.	7,528	266,566
Chegg, Inc. *	65,806	1,295,062
Chipotle Mexican Grill, Inc. *	14,500	23,153,600
Choice Hotels International, Inc.	16,959	1,945,367
Churchill Downs, Inc.	17,809	3,509,976
Chuy's Holdings, Inc. *	9,914	221,380
Coursera, Inc. *	43,902	504,873
Cracker Barrel Old Country Store, Inc.	11,854	1,279,521
Darden Restaurants, Inc.	64,641	7,996,738
Dave & Buster's Entertainment, Inc. *	20,492	847,139
Denny's Corp. *	30,878	291,797
Dine Brands Global, Inc.	9,122	607,525
Domino’s Pizza, Inc.	18,791	6,987,621
DraftKings, Inc., Class A *	186,423	2,993,953
Duolingo, Inc. *	10,529	989,937
Dutch Bros, Inc., Class A *	14,121	515,417
El Pollo Loco Holdings, Inc. *	8,022	72,599
Everi Holdings, Inc. *	46,554	861,249
Expedia Group, Inc. *	78,292	8,036,674
First Watch Restaurant Group, Inc. *	4,181	70,115
Frontdoor, Inc. *	42,250	992,030
GAN Ltd. *	24,940	64,345
Golden Entertainment, Inc. *	9,919	379,501
Graham Holdings Co., Class B	2,119	1,198,146
Grand Canyon Education, Inc. *	16,817	1,368,567
H&R Block, Inc.	82,386	3,707,370
Hilton Grand Vacations, Inc. *	46,076	1,878,979
Hilton Worldwide Holdings, Inc.	144,628	18,419,822
Hyatt Hotels Corp., Class A *	26,644	2,387,835
Jack in the Box, Inc.	10,525	840,527
Krispy Kreme, Inc.	14,699	172,713
Las Vegas Sands Corp. *	178,087	6,701,414
Laureate Education, Inc., Class A	72,852	802,829
Life Time Group Holdings, Inc. *	18,862	223,515
Lindblad Expeditions Holdings, Inc. *	15,893	122,853
Marriott International, Inc., Class A	142,616	21,925,784
Marriott Vacations Worldwide Corp.	21,457	3,055,906
McDonald’s Corp.	383,314	96,702,456
MGM Resorts International	182,990	5,972,794
Mister Car Wash, Inc. *	18,992	188,211
Monarch Casino & Resort, Inc. *	7,088	428,044
Noodles & Co. *	20,337	96,601
Norwegian Cruise Line Holdings Ltd. *	216,719	2,834,685
OneSpaWorld Holdings Ltd. *	29,310	258,221
Papa John's International, Inc.	16,595	1,341,374
Penn National Gaming, Inc. *	84,844	2,649,678
Perdoceo Education Corp. *	37,952	439,484
Planet Fitness, Inc., Class A *	44,066	2,985,471
Playa Hotels & Resorts N.V. *	73,384	481,399
Portillo's, Inc., Class A *	15,219	335,122
PowerSchool Holdings, Inc., Class A *	19,872	357,696
Red Rock Resorts, Inc., Class A	27,162	1,038,132
Rover Group, Inc. *	37,817	144,083
Royal Caribbean Cruises Ltd. *	116,571	4,761,925
Rush Street Interactive, Inc. *	27,633	133,744
Ruth's Hospitality Group, Inc.	14,996	273,227
Scientific Games Corp., Class A *	49,196	2,421,919
SeaWorld Entertainment, Inc. *	24,123	1,212,181
SECURITY	NUMBER OF SHARES	VALUE ($)
Service Corp. International	81,513	5,030,167
Shake Shack, Inc., Class A *	19,918	949,292
Six Flags Entertainment Corp. *	41,242	913,510
Sonder Holdings, Inc. *(a)	79,429	147,738
Starbucks Corp.	594,173	49,952,124
Strategic Education, Inc.	11,507	744,503
Stride, Inc. *	22,497	858,036
Sweetgreen, Inc., Class A *	6,766	114,413
Terminix Global Holdings, Inc. *	62,114	2,649,162
Texas Roadhouse, Inc.	35,351	3,137,755
The Cheesecake Factory, Inc.	24,761	758,182
The Wendy's Co.	87,283	1,674,088
Travel & Leisure Co.	43,509	1,844,782
Udemy, Inc. *	7,154	106,308
Vacasa, Inc., Class A *	48,470	193,880
Vail Resorts, Inc.	20,783	4,669,524
Vivint Smart Home, Inc. *	20,938	131,072
Wingstop, Inc.	15,307	1,742,855
WW International, Inc. *	27,847	145,361
Wyndham Hotels & Resorts, Inc.	47,236	3,086,400
Wynn Resorts Ltd. *	55,100	3,338,509
Yum! Brands, Inc.	147,936	16,456,401
		435,607,119

Diversified Financials 5.2%
Affiliated Managers Group, Inc.	19,979	2,544,525
AGNC Investment Corp.	272,189	3,252,659
Alerus Financial Corp.	7,114	169,029
Ally Financial, Inc.	166,859	5,539,719
American Express Co.	315,956	48,025,312
Ameriprise Financial, Inc.	56,721	15,201,795
Annaly Capital Management, Inc.	858,876	5,539,750
Apollo Commercial Real Estate Finance, Inc.	72,010	838,917
Apollo Global Management, Inc.	193,217	10,739,001
Arbor Realty Trust, Inc.	82,161	1,230,772
Ares Management Corp., Class A	88,740	6,579,184
ARMOUR Residential REIT, Inc.	55,905	396,926
Artisan Partners Asset Management, Inc., Class A	34,370	1,160,331
Assetmark Financial Holdings, Inc. *	9,051	175,046
B. Riley Financial, Inc.	8,877	441,808
Bakkt Holdings, Inc. *(a)	34,892	90,370
Berkshire Hathaway, Inc., Class B *	937,321	263,199,737
BGC Partners, Inc., Class A	166,966	671,203
BlackRock, Inc.	73,700	49,112,943
Blackstone Mortgage Trust, Inc., Class A	87,956	2,548,965
Blackstone, Inc.	362,632	34,065,650
Blucora, Inc. *	25,037	502,743
Blue Owl Capital, Inc.	180,091	1,999,010
Bread Financial Holdings, Inc.	25,223	969,320
Brightsphere Investment Group, Inc.	15,282	261,169
BrightSpire Capital, Inc., Class A	45,679	383,704
Broadmark Realty Capital, Inc.	72,981	470,727
Cannae Holdings, Inc. *	41,663	900,337
Capital One Financial Corp.	203,903	21,577,015
Cboe Global Markets, Inc.	54,994	6,487,642
Chimera Investment Corp.	120,274	1,022,329
CME Group, Inc.	185,944	36,372,506
Cohen & Steers, Inc.	13,729	979,976
Coinbase Global, Inc., Class A *(a)	17,009	1,136,201
Cowen, Inc., Class A	14,263	548,412
Credit Acceptance Corp. *	3,917	2,084,157
Curo Group Holdings Corp.	11,020	72,732
Diamond Hill Investment Group, Inc.	1,690	289,075
Discover Financial Services	145,162	14,587,329

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Donnelley Financial Solutions, Inc. *	13,538	574,688
Dynex Capital, Inc.	20,201	313,318
Ellington Financial, Inc.	30,359	445,670
Encore Capital Group, Inc. *	13,436	734,680
Enova International, Inc. *	16,367	571,863
Equitable Holdings, Inc.	183,070	5,446,333
Evercore, Inc., Class A	20,964	1,964,117
FactSet Research Systems, Inc.	19,657	8,518,164
Federated Hermes, Inc.	47,672	1,623,708
FirstCash Holdings, Inc.	20,665	1,611,043
Focus Financial Partners, Inc., Class A *	27,984	1,095,574
Forge Global Holdings, Inc. *(a)	52,064	198,884
Franklin BSP Realty Trust, Inc. (a)	42,879	553,139
Franklin Resources, Inc.	144,822	3,775,510
Granite Point Mortgage Trust, Inc.	27,559	259,606
Green Dot Corp., Class A *	27,698	561,992
Hamilton Lane, Inc., Class A	17,878	1,243,951
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	45,445	1,795,986
Houlihan Lokey, Inc.	26,033	2,043,591
Interactive Brokers Group, Inc., Class A	46,039	2,835,542
Intercontinental Exchange, Inc.	289,065	29,152,205
Invesco Ltd.	174,609	2,875,810
Invesco Mortgage Capital, Inc. (a)	20,539	326,365
Jackson Financial, Inc., Class A	44,568	1,393,196
Janus Henderson Group plc	87,174	2,039,872
Jefferies Financial Group, Inc.	99,385	3,189,265
KKR & Co., Inc.	306,512	15,497,247
KKR Real Estate Finance Trust, Inc.	25,464	490,437
Ladder Capital Corp.	56,209	621,672
Lazard Ltd., Class A	57,399	2,086,454
LendingClub Corp. *	54,670	714,537
LendingTree, Inc. *	5,868	178,915
LPL Financial Holdings, Inc.	41,426	9,168,817
MarketAxess Holdings, Inc.	19,417	4,826,872
MFA Financial, Inc.	50,786	555,091
Moelis & Co., Class A	33,647	1,401,734
Moneylion, Inc. *	49,740	71,128
Moody's Corp.	83,236	23,682,307
Morgan Stanley	724,691	61,758,167
Morningstar, Inc.	12,195	2,780,338
MSCI, Inc.	42,053	18,891,890
Nasdaq, Inc.	178,440	10,622,533
Navient Corp.	76,438	1,176,381
Nelnet, Inc., Class A	10,270	865,145
NerdWallet, Inc., Class A *	4,959	51,524
New York Mortgage Trust, Inc.	228,104	638,691
Northern Trust Corp.	107,802	10,250,892
OneMain Holdings, Inc.	55,321	1,932,363
Open Lending Corp., Class A *	52,726	511,969
Oportun Financial Corp. *	9,967	50,931
PennyMac Mortgage Investment Trust	49,992	742,381
Piper Sandler Cos.	7,263	832,122
PJT Partners, Inc., Class A	12,828	887,954
PRA Group, Inc. *	19,952	737,027
PROG Holdings, Inc. *	27,345	506,976
Raymond James Financial, Inc.	100,832	10,523,836
Ready Capital Corp.	34,015	445,597
Redwood Trust, Inc.	64,883	502,843
Rithm Capital Corp.	238,586	2,249,866
S&P Global, Inc.	179,928	63,367,043
SEI Investments Co.	55,179	3,018,291
SLM Corp.	139,197	2,126,930
SoFi Technologies, Inc. *(a)	379,910	2,249,067
Starwood Property Trust, Inc.	158,405	3,632,227
State Street Corp.	189,854	12,976,521
SECURITY	NUMBER OF SHARES	VALUE ($)
StepStone Group, Inc., Class A	24,491	668,359
Stifel Financial Corp.	55,110	3,268,574
StoneX Group, Inc. *	9,066	841,687
Synchrony Financial	259,318	8,492,665
T. Rowe Price Group, Inc.	117,844	14,141,280
The Bank of New York Mellon Corp.	384,406	15,964,381
The Carlyle Group, Inc.	72,176	2,347,885
The Charles Schwab Corp. (b)	777,266	55,147,023
The Goldman Sachs Group, Inc.	177,875	59,173,676
TPG RE Finance Trust, Inc.	28,906	267,670
TPG, Inc.	17,878	524,898
Tradeweb Markets, Inc., Class A	55,774	3,881,313
Two Harbors Investment Corp.	176,019	853,692
Upstart Holdings, Inc. *(a)	26,539	687,360
Virtu Financial, Inc., Class A	42,033	965,078
Virtus Investment Partners, Inc.	3,623	692,899
Voya Financial, Inc.	53,185	3,272,473
WisdomTree Investments, Inc.	62,060	310,921
World Acceptance Corp. *	2,091	243,058
		1,062,681,706

Energy 4.7%
Antero Midstream Corp.	166,074	1,672,365
Antero Resources Corp. *	146,202	5,859,776
APA Corp.	176,572	6,905,731
Arch Resources, Inc. (a)	8,114	1,181,236
Archaea Energy, Inc. *	28,451	562,192
Archrock, Inc.	68,594	506,910
Baker Hughes Co.	485,754	12,270,146
Brigham Minerals, Inc., Class A	27,368	814,198
Bristow Group, Inc. *	11,999	348,091
Cactus, Inc., Class A	31,250	1,248,437
California Resources Corp.	40,094	2,003,096
Callon Petroleum Co. *	23,985	1,020,802
Centennial Resource Development, Inc., Class A *	98,473	810,433
ChampionX Corp.	105,586	2,302,831
Cheniere Energy, Inc.	122,241	19,580,563
Chesapeake Energy Corp.	58,475	5,876,153
Chevron Corp.	1,018,132	160,925,944
Chord Energy Corp.	21,218	3,003,408
Civitas Resources, Inc.	37,241	2,502,223
Clean Energy Fuels Corp. *	87,243	586,273
CNX Resources Corp. *	101,903	1,800,626
Comstock Resources, Inc. *	46,285	907,186
ConocoPhillips	670,517	73,388,086
CONSOL Energy, Inc.	16,370	1,175,039
Continental Resources, Inc.	30,377	2,121,226
Core Laboratories N.V.	24,398	394,028
Coterra Energy, Inc.	416,956	12,888,110
CVR Energy, Inc.	15,061	491,892
Delek US Holdings, Inc.	36,821	1,040,193
Denbury, Inc. *	25,605	2,277,053
Devon Energy Corp.	317,920	22,451,510
Diamond Offshore Drilling, Inc. *	45,518	323,633
Diamondback Energy, Inc.	88,452	11,788,883
DMC Global, Inc. *	9,639	215,142
Dril-Quip, Inc. *	19,144	423,657
DT Midstream, Inc. *	49,864	2,752,991
Enviva, Inc.	15,052	1,046,415
EOG Resources, Inc.	303,071	36,762,512
EQT Corp.	152,846	7,306,039
Equitrans Midstream Corp.	208,582	1,933,555
Excelerate Energy, Inc., Class A	8,991	230,889
Expro Group Holdings N.V. *	17,659	238,750
Exxon Mobil Corp.	2,182,589	208,633,682
Green Plains, Inc. *	27,679	1,013,882

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Gulfport Energy Corp. *	6,094	595,749
Halliburton Co.	465,342	14,020,754
Helix Energy Solutions Group, Inc. *	76,215	329,249
Helmerich & Payne, Inc.	54,432	2,326,968
Hess Corp.	143,246	17,301,252
HF Sinclair Corp.	77,714	4,090,088
International Seaways, Inc.	21,468	633,950
Kinder Morgan, Inc.	1,009,070	18,486,162
Kosmos Energy Ltd. *	234,101	1,655,094
Laredo Petroleum, Inc. *	7,403	574,547
Liberty Energy, Inc., Class A *	56,643	849,645
Magnolia Oil & Gas Corp., Class A	78,492	1,873,604
Marathon Oil Corp.	365,614	9,356,062
Marathon Petroleum Corp.	280,668	28,277,301
Matador Resources Co.	57,609	3,433,496
Murphy Oil Corp.	76,171	2,968,384
Nabors Industries Ltd. *	4,595	608,883
New Fortress Energy, Inc.	21,725	1,245,929
NexTier Oilfield Solutions, Inc. *	81,781	766,288
Northern Oil and Gas, Inc.	34,002	1,075,823
NOV, Inc.	201,884	3,567,290
Occidental Petroleum Corp.	460,746	32,712,966
Oceaneering International, Inc. *	53,496	473,440
ONEOK, Inc.	231,712	14,187,726
Ovintiv, Inc.	133,706	7,105,137
Par Pacific Holdings, Inc. *	22,566	424,241
Patterson-UTI Energy, Inc.	111,191	1,656,746
PBF Energy, Inc., Class A *	49,209	1,680,979
PDC Energy, Inc.	49,244	3,344,160
Peabody Energy Corp. *	54,952	1,355,116
Phillips 66	249,684	22,336,731
Pioneer Natural Resources Co.	116,491	29,497,851
ProFrac Holding Corp., Class A *	8,040	158,308
ProPetro Holding Corp. *	43,039	394,237
Range Resources Corp. *	133,982	4,402,648
RPC, Inc.	36,901	293,363
Schlumberger N.V.	732,651	27,950,636
SM Energy Co.	62,454	2,752,348
Southwestern Energy Co. *	580,541	4,348,252
Talos Energy, Inc. *	20,838	431,972
Targa Resources Corp.	117,575	8,022,142
TechnipFMC plc *	219,420	1,794,856
Tellurian, Inc. *(a)	242,029	968,116
Texas Pacific Land Corp.	3,222	5,929,962
The Williams Cos., Inc.	629,543	21,423,348
Transocean Ltd. *	328,525	1,189,260
US Silica Holdings, Inc. *	39,628	555,981
Valaris Ltd. *	34,273	1,747,238
Valero Energy Corp.	211,734	24,798,286
World Fuel Services Corp.	32,566	840,203
		958,398,554

Food & Staples Retailing 1.4%
Albertsons Cos., Inc., Class A	54,936	1,511,289
BJ's Wholesale Club Holdings, Inc. *	69,529	5,179,215
Casey's General Stores, Inc.	19,006	4,062,913
Costco Wholesale Corp.	229,600	119,874,160
Grocery Outlet Holding Corp. *	45,909	1,841,869
Ingles Markets, Inc., Class A	7,987	699,102
Performance Food Group Co. *	80,012	3,999,000
PriceSmart, Inc.	12,600	797,202
Rite Aid Corp. *	28,222	202,634
SpartanNash Co.	18,116	551,270
Sprouts Farmers Market, Inc. *	57,733	1,668,484
Sysco Corp.	263,191	21,639,564
The Andersons, Inc.	16,897	625,696
The Chefs' Warehouse, Inc. *	16,389	546,409
SECURITY	NUMBER OF SHARES	VALUE ($)
The Kroger Co.	339,366	16,269,206
United Natural Foods, Inc. *	30,655	1,351,273
US Foods Holding Corp. *	116,526	3,568,026
Walgreens Boots Alliance, Inc.	369,987	12,971,744
Walmart, Inc.	727,156	96,384,528
Weis Markets, Inc.	8,924	693,484
		294,437,068

Food, Beverage & Tobacco 3.3%
Altria Group, Inc.	937,539	42,301,760
AppHarvest, Inc. *(a)	28,950	83,376
Archer-Daniels-Midland Co.	291,411	25,612,113
B&G Foods, Inc. (a)	37,259	807,030
Benson Hill, Inc. *	70,881	251,628
Beyond Meat, Inc. *(a)	30,907	754,131
BRC, Inc., Class A *	18,649	181,828
Brown-Forman Corp., Class A	28,299	1,997,060
Brown-Forman Corp., Class B	94,630	6,879,601
Bunge Ltd.	78,230	7,758,069
Calavo Growers, Inc.	8,772	368,775
Cal-Maine Foods, Inc.	19,124	1,025,238
Campbell Soup Co.	105,030	5,291,411
Celsius Holdings, Inc. *	20,288	2,099,605
Coca-Cola Consolidated, Inc.	2,397	1,136,969
Conagra Brands, Inc.	249,367	8,573,237
Constellation Brands, Inc., Class A	84,099	20,692,559
Darling Ingredients, Inc. *	83,267	6,333,288
Flowers Foods, Inc.	105,508	2,880,368
Fresh Del Monte Produce, Inc.	18,631	509,372
Freshpet, Inc. *	25,095	1,092,385
General Mills, Inc.	312,520	24,001,536
Hormel Foods Corp.	146,568	7,369,439
Hostess Brands, Inc. *	69,554	1,612,262
Ingredion, Inc.	33,863	2,948,451
J&J Snack Foods Corp.	7,733	1,152,449
John B Sanfilippo & Son, Inc.	4,469	360,782
Kellogg Co.	130,658	9,504,063
Keurig Dr Pepper, Inc.	382,605	14,584,903
Lamb Weston Holdings, Inc.	74,870	5,954,411
Lancaster Colony Corp.	10,364	1,746,852
McCormick & Co., Inc. Non Voting Shares	129,337	10,873,362
MGP Ingredients, Inc.	6,461	707,221
Mission Produce, Inc. *	21,394	344,443
Molson Coors Beverage Co., Class B	96,999	5,011,938
Mondelez International, Inc., Class A	715,903	44,285,760
Monster Beverage Corp. *	194,467	17,274,504
National Beverage Corp.	12,562	696,689
PepsiCo, Inc.	716,550	123,440,069
Philip Morris International, Inc.	803,236	76,701,006
Pilgrim's Pride Corp. *	24,688	702,867
Post Holdings, Inc. *	28,857	2,561,347
Seaboard Corp.	142	548,452
Sovos Brands, Inc. *	11,897	181,667
Tattooed Chef, Inc. *(a)	24,565	163,603
The Boston Beer Co., Inc., Class A *	4,891	1,648,658
The Coca-Cola Co.	2,021,857	124,768,796
The Duckhorn Portfolio, Inc. *	15,596	284,471
The Hain Celestial Group, Inc. *	45,667	925,213
The Hershey Co.	75,527	16,968,651
The J.M. Smucker Co.	56,075	7,849,939
The Kraft Heinz Co.	367,428	13,741,807
The Simply Good Foods Co. *	46,109	1,408,630
The Vita Coco Co., Inc. *(a)	7,421	111,241
Tootsie Roll Industries, Inc.	9,560	342,535
TreeHouse Foods, Inc. *	29,333	1,366,918
Turning Point Brands, Inc.	7,166	167,111

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Tyson Foods, Inc., Class A	151,151	11,393,762
Universal Corp.	13,230	675,259
Utz Brands, Inc.	34,538	575,403
Vector Group Ltd.	65,800	644,840
Vital Farms, Inc. *	12,805	165,825
		672,396,938

Health Care Equipment & Services 6.0%
1Life Healthcare, Inc. *	89,023	1,532,086
Abbott Laboratories	907,546	93,159,597
ABIOMED, Inc. *	23,574	6,112,267
Acadia Healthcare Co., Inc. *	46,897	3,842,271
Accolade, Inc. *	29,354	298,824
AdaptHealth Corp. *	49,629	891,833
Addus HomeCare Corp. *	8,466	755,337
Agiliti, Inc. *	14,115	226,687
agilon health, Inc. *	24,274	504,414
AirSculpt Technologies, Inc.	4,793	41,795
Align Technology, Inc. *	37,785	9,208,204
Alignment Healthcare, Inc. *	14,635	222,598
Allscripts Healthcare Solutions, Inc. *	60,596	1,030,132
Amedisys, Inc. *	17,462	2,068,374
American Well Corp., Class A *	113,886	518,181
AmerisourceBergen Corp.	78,466	11,499,977
AMN Healthcare Services, Inc. *	23,095	2,370,471
AngioDynamics, Inc. *	21,706	480,571
Apollo Medical Holdings, Inc. *	19,164	826,543
Artivion, Inc. *	22,780	504,805
AtriCure, Inc. *	23,682	1,080,373
Atrion Corp.	756	456,586
Avanos Medical, Inc. *	24,410	601,218
AxoGen, Inc. *	22,668	212,399
Axonics, Inc. *	24,670	1,782,407
Baxter International, Inc.	260,091	14,944,829
Becton Dickinson & Co.	147,825	37,313,986
BioLife Solutions, Inc. *	15,009	354,362
Bioventus, Inc., Class A *	12,575	91,923
Boston Scientific Corp. *	740,771	29,860,479
Brookdale Senior Living, Inc. *	96,540	424,776
Butterfly Network, Inc. *(a)	67,366	419,690
Cano Health, Inc. *	96,725	596,793
Cardinal Health, Inc.	140,284	9,920,884
Cardiovascular Systems, Inc. *	21,158	279,497
Castle Biosciences, Inc. *	11,881	344,549
Centene Corp. *	302,428	27,139,889
Certara, Inc. *	52,270	819,071
Cerus Corp. *	92,797	381,396
Change Healthcare, Inc. *	129,700	3,186,729
Chemed Corp.	7,815	3,721,425
Cigna Corp.	164,306	46,572,536
Clover Health Investments Corp. *	172,981	451,480
Community Health Systems, Inc. *	62,808	167,069
Computer Programs & Systems, Inc. *	6,949	212,014
CONMED Corp.	14,923	1,321,730
CorVel Corp. *	4,649	722,362
Covetrus, Inc. *	53,373	1,113,895
CryoPort, Inc. *	26,570	867,776
CVS Health Corp.	679,187	66,662,204
DaVita, Inc. *	30,990	2,643,137
Definitive Healthcare Corp. *	14,122	283,570
Dentsply Sirona, Inc.	112,257	3,678,662
DexCom, Inc. *	203,766	16,751,603
DocGo, Inc. *	38,686	394,597
Doximity, Inc., Class A *	47,685	1,582,665
Edwards Lifesciences Corp. *	322,178	29,028,238
Elevance Health, Inc.	124,875	60,578,111
Embecta Corp.	29,129	929,798
SECURITY	NUMBER OF SHARES	VALUE ($)
Encompass Health Corp.	51,176	2,485,618
Enhabit, Inc. *	25,566	424,396
Enovis Corp. *	24,365	1,234,087
Envista Holdings Corp. *	84,710	3,141,894
Evolent Health, Inc., Class A *	42,413	1,558,678
Figs, Inc., Class A *	18,085	209,063
Fulgent Genetics, Inc. *	9,852	428,266
Glaukos Corp. *	24,425	1,185,834
Globus Medical, Inc., Class A *	40,828	2,416,609
GoodRx Holdings, Inc., Class A *	37,499	228,744
Guardant Health, Inc. *	53,053	2,655,833
Haemonetics Corp. *	26,506	1,988,745
Hanger, Inc. *	18,772	349,722
HCA Healthcare, Inc.	117,755	23,300,182
Health Catalyst, Inc. *	30,076	360,912
HealthEquity, Inc. *	43,501	2,874,546
HealthStream, Inc. *	12,085	267,441
Henry Schein, Inc. *	71,473	5,246,833
Heska Corp. *	5,668	516,185
Hims & Hers Health, Inc. *	64,145	407,962
Hologic, Inc. *	129,012	8,716,051
Humana, Inc.	65,459	31,536,837
ICU Medical, Inc. *	10,476	1,665,684
IDEXX Laboratories, Inc. *	43,596	15,154,842
Inari Medical, Inc. *	17,661	1,224,790
Innovage Holding Corp. *	12,018	44,106
Inogen, Inc. *	11,731	335,859
Inspire Medical Systems, Inc. *	14,113	2,702,498
Insulet Corp. *	35,880	9,166,264
Integer Holdings Corp. *	17,406	1,097,796
Integra LifeSciences Holdings Corp. *	36,717	1,751,768
Intuitive Surgical, Inc. *	185,644	38,194,397
Invitae Corp. *	111,805	339,887
iRhythm Technologies, Inc. *	15,310	2,257,459
Laboratory Corp. of America Holdings	47,968	10,805,751
Lantheus Holdings, Inc. *	35,215	2,774,942
LeMaitre Vascular, Inc.	9,891	488,418
LHC Group, Inc. *	16,066	2,594,177
LifeStance Health Group, Inc. *(a)	23,137	145,532
LivaNova plc *	28,070	1,578,938
Masimo Corp. *	26,407	3,878,924
McKesson Corp.	75,474	27,698,958
Medtronic plc	695,443	61,143,349
Meridian Bioscience, Inc. *	23,309	759,640
Merit Medical Systems, Inc. *	26,512	1,570,306
Mesa Laboratories, Inc.	2,759	471,403
ModivCare, Inc. *	6,629	718,053
Molina Healthcare, Inc. *	30,480	10,283,038
Multiplan Corp. *	121,105	426,290
National HealthCare Corp.	7,164	497,540
National Research Corp.	7,892	269,196
Neogen Corp. *(a)	55,048	1,150,503
Nevro Corp. *	17,937	812,905
NextGen Healthcare, Inc. *	28,513	488,713
Novocure Ltd. *	46,617	3,828,654
NuVasive, Inc. *	26,421	1,123,157
Oak Street Health, Inc. *	71,598	1,875,868
Omnicell, Inc. *	22,589	2,310,629
OPKO Health, Inc. *	216,898	472,838
Option Care Health, Inc. *	77,361	2,395,097
OraSure Technologies, Inc. *	40,537	165,796
Orthofix Medical, Inc. *	9,607	191,179
OrthoPediatrics Corp. *	7,833	384,522
Outset Medical, Inc. *	20,820	380,798
Owens & Minor, Inc.	40,078	1,182,702
Paragon 28, Inc. *	4,437	77,869
Patterson Cos., Inc.	45,213	1,260,991
Pediatrix Medical Group, Inc. *	44,483	792,687

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Penumbra, Inc. *	18,444	3,027,951
PetIQ, Inc. *	14,586	136,233
Phreesia, Inc. *	27,920	716,427
Premier, Inc., Class A	60,012	2,114,823
Privia Health Group, Inc. *	13,430	534,380
PROCEPT BioRobotics Corp. *	4,065	164,551
Progyny, Inc. *	37,446	1,505,704
Pulmonx Corp. *	17,911	329,025
Quest Diagnostics, Inc.	60,615	7,595,666
QuidelOrtho Corp. *	25,966	2,058,065
R1 RCM, Inc. *	69,294	1,514,074
RadNet, Inc. *	23,572	473,561
ResMed, Inc.	75,658	16,638,707
Schrodinger, Inc. *	23,694	650,163
SeaSpine Holdings Corp. *	15,391	98,502
Select Medical Holdings Corp.	53,435	1,370,073
Sema4 Holdings Corp. *	141,644	144,477
Senseonics Holdings, Inc. *(a)	210,801	375,226
Sharecare, Inc. *	145,898	266,993
Shockwave Medical, Inc. *	18,515	5,496,363
SI-BONE, Inc. *	15,414	254,331
Signify Health, Inc., Class A *	12,144	338,818
Silk Road Medical, Inc. *	17,575	700,012
Simulations Plus, Inc.	7,524	451,816
SmileDirectClub, Inc. *(a)	79,992	91,191
STAAR Surgical Co. *	25,114	2,375,533
STERIS plc	51,625	10,396,242
Stryker Corp.	174,362	35,779,082
Surgery Partners, Inc. *	18,810	517,839
Surmodics, Inc. *	7,974	268,644
Tabula Rasa HealthCare, Inc. *	15,856	76,902
Tactile Systems Technology, Inc. *	11,970	98,753
Tandem Diabetes Care, Inc. *	33,409	1,528,128
Teladoc Health, Inc. *	84,525	2,625,346
Teleflex, Inc.	24,432	5,527,984
Tenet Healthcare Corp. *	55,672	3,145,468
The Cooper Cos., Inc.	25,521	7,335,756
The Ensign Group, Inc.	27,139	2,314,957
The Joint Corp. *	7,015	127,954
The Pennant Group, Inc. *	13,096	205,214
TransMedics Group, Inc. *	14,441	751,365
Treace Medical Concepts, Inc. *	5,897	118,117
UnitedHealth Group, Inc.	486,062	252,426,578
Universal Health Services, Inc., Class B	34,696	3,394,657
US Physical Therapy, Inc.	6,941	573,396
Varex Imaging Corp. *	20,407	430,384
Veeva Systems, Inc., Class A *	72,490	14,448,707
Vicarious Surgical, Inc. *	26,693	99,565
ViewRay, Inc. *	88,723	303,433
Zimmer Biomet Holdings, Inc.	108,350	11,519,772
Zimvie, Inc. *	10,657	162,200
		1,218,057,934

Household & Personal Products 1.4%
BellRing Brands, Inc. *	63,795	1,511,304
Central Garden & Pet Co. *	5,310	211,975
Central Garden & Pet Co., Class A *	19,935	752,746
Church & Dwight Co., Inc.	125,610	10,514,813
Colgate-Palmolive Co.	433,672	33,917,487
Coty, Inc., Class A *	178,964	1,344,020
Edgewell Personal Care Co.	27,031	1,053,128
elf Beauty, Inc. *	25,798	983,678
Energizer Holdings, Inc.	34,464	968,438
Herbalife Nutrition Ltd. *	48,172	1,256,808
Inter Parfums, Inc.	9,263	727,331
Kimberly-Clark Corp.	174,266	22,222,400
SECURITY	NUMBER OF SHARES	VALUE ($)
Medifast, Inc.	5,909	741,461
Nu Skin Enterprises, Inc., Class A	25,499	1,043,929
Olaplex Holdings, Inc. *	35,712	475,684
Reynolds Consumer Products, Inc.	28,085	784,414
Spectrum Brands Holdings, Inc.	21,275	1,340,112
The Beauty Health Co. *	49,329	572,216
The Clorox Co.	63,573	9,176,127
The Estee Lauder Cos., Inc., Class A	120,102	30,551,547
The Procter & Gamble Co.	1,242,727	171,421,762
USANA Health Sciences, Inc. *	6,339	408,992
WD-40 Co.	6,940	1,312,770
		293,293,142

Insurance 2.3%
Aflac, Inc.	306,328	18,202,010
Alleghany Corp. *	7,083	5,958,078
Ambac Financial Group, Inc. *	22,608	341,155
American Equity Investment Life Holding Co.	40,010	1,520,380
American Financial Group, Inc.	34,156	4,361,038
American International Group, Inc.	411,521	21,296,212
AMERISAFE, Inc.	9,965	476,526
Aon plc, Class A	110,060	30,735,356
Arch Capital Group Ltd. *	195,040	8,917,229
Argo Group International Holdings Ltd.	18,009	353,517
Arthur J. Gallagher & Co.	108,863	19,766,255
Assurant, Inc.	27,887	4,419,811
Assured Guaranty Ltd.	33,373	1,704,359
Axis Capital Holdings Ltd.	40,066	2,129,508
Brighthouse Financial, Inc. *	38,598	1,835,335
Brown & Brown, Inc.	121,223	7,641,898
BRP Group, Inc., Class A *	29,101	913,771
Chubb Ltd.	219,793	41,551,867
Cincinnati Financial Corp.	76,877	7,453,994
CNA Financial Corp.	15,017	577,554
CNO Financial Group, Inc.	62,011	1,141,622
eHealth, Inc. *	10,677	68,333
Employers Holdings, Inc.	14,030	549,415
Enstar Group Ltd. *	6,354	1,202,494
Erie Indemnity Co., Class A	12,919	2,776,681
Everest Re Group Ltd.	20,537	5,525,480
Fidelity National Financial, Inc.	146,962	5,746,214
First American Financial Corp.	55,070	2,946,245
Genworth Financial, Inc., Class A *	262,049	1,105,847
Globe Life, Inc.	46,961	4,564,140
Goosehead Insurance, Inc., Class A *	11,075	575,900
Hagerty, Inc., Class A *	14,122	158,590
Hippo Holdings, Inc. *	189,161	183,486
Horace Mann Educators Corp.	20,728	741,441
James River Group Holdings Ltd.	19,038	452,343
Kemper Corp.	31,058	1,428,668
Kinsale Capital Group, Inc.	11,112	2,817,781
Lemonade, Inc. *(a)	19,516	431,694
Lincoln National Corp.	83,845	3,861,901
Loews Corp.	101,081	5,590,790
Markel Corp. *	7,071	8,443,552
Marsh & McLennan Cos., Inc.	260,263	41,998,640
MBIA, Inc. *	23,378	275,627
Mercury General Corp.	14,675	468,132
MetLife, Inc.	357,104	22,972,500
National Western Life Group, Inc., Class A	1,192	226,850
Old Republic International Corp.	148,365	3,240,292
Oscar Health, Inc., Class A *	19,456	128,993
Palomar Holdings, Inc. *	12,268	972,730
Primerica, Inc.	19,907	2,523,212

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Principal Financial Group, Inc.	121,446	9,079,303
ProAssurance Corp.	29,244	625,529
Prudential Financial, Inc.	193,697	18,546,488
Reinsurance Group of America, Inc.	34,640	4,342,470
RenaissanceRe Holdings Ltd.	22,689	3,068,914
RLI Corp.	21,029	2,308,143
Root, Inc., Class A *	4,696	58,182
Ryan Specialty Group Holdings, Inc., Class A *	29,536	1,251,145
Safety Insurance Group, Inc.	7,588	683,299
Selective Insurance Group, Inc.	30,912	2,455,031
Selectquote, Inc. *	62,186	69,026
SiriusPoint Ltd. *	54,523	243,718
Stewart Information Services Corp.	14,366	727,494
The Allstate Corp.	142,304	17,147,632
The Hanover Insurance Group, Inc.	18,205	2,355,545
The Hartford Financial Services Group, Inc.	170,704	10,977,974
The Progressive Corp.	302,696	37,125,664
The Travelers Cos., Inc.	124,376	20,104,137
Trupanion, Inc. *	17,746	1,252,513
United Fire Group, Inc.	11,736	345,390
Unum Group	103,739	3,926,521
W.R. Berkley Corp.	108,228	7,013,174
White Mountains Insurance Group Ltd.	1,539	2,108,430
Willis Towers Watson plc	57,697	11,933,470
		461,024,638

Materials 2.8%
5E Advanced Materials, Inc. *	14,345	215,175
AdvanSix, Inc.	14,520	526,495
Air Products and Chemicals, Inc.	114,855	28,995,145
Albemarle Corp.	60,641	16,249,362
Alcoa Corp.	95,548	4,727,715
Amcor plc	776,357	9,324,048
Amyris, Inc. *(a)	97,160	285,650
AptarGroup, Inc.	33,852	3,480,324
Arconic Corp. *	55,393	1,396,458
Ashland, Inc.	26,060	2,651,866
ATI, Inc. *	64,960	1,944,253
Avery Dennison Corp.	42,524	7,808,257
Avient Corp.	47,480	2,081,048
Axalta Coating Systems Ltd. *	107,013	2,755,585
Balchem Corp.	17,043	2,246,608
Ball Corp.	165,401	9,231,030
Berry Global Group, Inc. *	67,338	3,658,474
Cabot Corp.	29,231	2,103,755
Carpenter Technology Corp.	24,899	845,819
Celanese Corp.	56,193	6,229,556
Century Aluminum Co. *	25,218	194,683
CF Industries Holdings, Inc.	107,793	11,152,264
Chase Corp.	4,153	366,128
Clearwater Paper Corp. *	9,160	389,666
Cleveland-Cliffs, Inc. *	248,324	4,288,555
Coeur Mining, Inc. *	152,414	420,663
Commercial Metals Co.	62,812	2,544,514
Compass Minerals International, Inc.	17,748	718,617
Corteva, Inc.	374,051	22,977,953
Crown Holdings, Inc.	63,581	5,759,803
Danimer Scientific, Inc. *(a)	44,872	199,680
Diversey Holdings Ltd. *	28,127	172,419
Dow, Inc.	377,222	19,238,322
DuPont de Nemours, Inc.	262,954	14,630,761
Eagle Materials, Inc.	20,146	2,409,865
Eastman Chemical Co.	66,707	6,070,337
Ecolab, Inc.	128,506	21,053,138
SECURITY	NUMBER OF SHARES	VALUE ($)
Ecovyst, Inc. *	30,710	283,760
Element Solutions, Inc.	112,469	2,099,796
FMC Corp.	65,052	7,030,820
Freeport-McMoRan, Inc.	750,682	22,220,187
GCP Applied Technologies, Inc. *	28,874	907,221
Ginkgo Bioworks Holdings, Inc. *(a)	500,942	1,347,534
Glatfelter Corp.	23,798	115,896
Graphic Packaging Holding Co.	146,867	3,270,728
Greif, Inc., Class A	16,804	1,126,708
H.B. Fuller Co.	27,104	1,757,965
Hawkins, Inc.	9,104	348,865
Hecla Mining Co.	274,741	1,082,480
Huntsman Corp.	102,564	2,873,843
Ingevity Corp. *	20,170	1,414,724
Innospec, Inc.	12,971	1,212,270
International Flavors & Fragrances, Inc.	131,794	14,560,601
International Paper Co.	193,147	8,038,778
Kaiser Aluminum Corp.	8,932	640,960
Koppers Holdings, Inc.	12,050	275,102
Kronos Worldwide, Inc.	12,888	165,997
Linde plc	260,777	73,763,382
Livent Corp. *	84,436	2,717,150
Louisiana-Pacific Corp.	43,126	2,338,723
LyondellBasell Industries N.V., Class A	134,329	11,149,307
Martin Marietta Materials, Inc.	32,186	11,191,394
Materion Corp.	10,670	920,928
Mativ Holdings, Inc.	29,735	702,341
McEwen Mining, Inc. *	22,154	68,013
Mercer International, Inc.	22,001	356,856
Minerals Technologies, Inc.	16,779	977,545
MP Materials Corp. *	37,909	1,326,436
Myers Industries, Inc.	20,027	386,922
NewMarket Corp.	3,451	991,162
Newmont Corp.	410,741	16,988,248
Nucor Corp.	137,442	18,271,539
O-I Glass, Inc. *	82,392	1,071,920
Olin Corp.	72,732	3,975,531
Orion Engineered Carbons S.A.	30,951	521,834
Packaging Corp. of America	48,982	6,706,615
Pactiv Evergreen, Inc.	20,742	230,236
Piedmont Lithium, Inc. *(a)	9,373	573,159
PPG Industries, Inc.	122,288	15,528,130
PureCycle Technologies, Inc. *(a)	53,763	490,856
Quaker Chemical Corp.	6,897	1,202,285
Ranpak Holdings Corp. *	20,307	107,424
Reliance Steel & Aluminum Co.	31,907	5,997,878
Resolute Forest Products, Inc. *	24,849	503,441
Royal Gold, Inc.	34,302	3,152,354
RPM International, Inc.	66,807	6,223,740
Schnitzer Steel Industries, Inc., Class A	13,565	448,188
Sealed Air Corp.	76,819	4,133,630
Sensient Technologies Corp.	21,368	1,702,389
Silgan Holdings, Inc.	42,670	1,943,618
Sonoco Products Co.	50,899	3,207,655
Steel Dynamics, Inc.	93,379	7,537,553
Stepan Co.	10,717	1,117,033
Summit Materials, Inc., Class A *	62,110	1,765,166
SunCoke Energy, Inc.	39,664	261,386
Sylvamo Corp.	18,207	809,119
The Chemours Co.	80,263	2,707,271
The Mosaic Co.	187,040	10,075,845
The Scotts Miracle-Gro Co.	20,817	1,393,698
The Sherwin-Williams Co.	124,075	28,797,807
TimkenSteel Corp. *	20,552	315,268
TriMas Corp.	23,163	637,446

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Trinseo plc	18,379	487,595
Tronox Holdings plc, Class A	59,184	865,862
United States Lime & Minerals, Inc.	858	88,194
United States Steel Corp.	137,575	3,146,340
Valhi, Inc.	1,217	42,522
Valvoline, Inc.	94,083	2,734,993
Vulcan Materials Co.	68,743	11,445,022
Warrior Met Coal, Inc.	26,853	874,065
Westlake Corp.	17,954	1,770,803
Westrock Co.	132,093	5,361,655
Worthington Industries, Inc.	16,055	818,644
		573,042,342

Media & Entertainment 6.6%
Activision Blizzard, Inc.	405,782	31,849,829
AdTheorent Holding Co., Inc. *	25,747	67,972
Advantage Solutions, Inc. *	54,146	197,091
Alphabet, Inc., Class A *	3,115,583	337,168,392
Alphabet, Inc., Class C *	2,857,375	311,882,481
Altice USA, Inc., Class A *	116,524	1,165,240
AMC Entertainment Holdings, Inc., Class A *(a)	268,148	2,445,510
AMC Networks, Inc., Class A *	15,114	404,904
Angi, Inc. *	40,959	166,294
Bumble, Inc., Class A *	38,114	954,756
Cable One, Inc.	2,530	2,871,550
Cardlytics, Inc. *	16,854	223,147
Cargurus, Inc. *	45,067	842,753
Cars.com, Inc. *	33,492	427,023
Charter Communications, Inc., Class A *	60,041	24,774,718
Cinemark Holdings, Inc. *	57,314	806,981
Clear Channel Outdoor Holdings, Inc. *	253,263	405,221
Comcast Corp., Class A	2,315,280	83,789,983
DISH Network Corp., Class A *	128,782	2,234,368
Electronic Arts, Inc.	145,717	18,487,116
Eventbrite, Inc., Class A *	40,444	287,557
Fox Corp., Class A	161,319	5,513,883
Fox Corp., Class B	73,905	2,336,876
fuboTV, Inc. *(a)	102,598	371,405
Gannett Co., Inc. *	83,070	192,722
Gray Television, Inc.	44,681	853,407
IAC/InterActiveCorp *	43,659	2,805,964
iHeartMedia, Inc., Class A *	55,135	487,945
Integral Ad Science Holding Corp. *	7,081	57,569
John Wiley & Sons, Inc., Class A	22,885	1,053,397
Liberty Broadband Corp., Class A *	10,862	1,095,107
Liberty Broadband Corp., Class C *	67,635	6,878,479
Liberty Media Corp. - Liberty Braves, Class A *	5,522	155,168
Liberty Media Corp. - Liberty Braves, Class C *	20,505	560,607
Liberty Media Corp. - Liberty Formula One, Class A *	11,544	671,053
Liberty Media Corp. - Liberty Formula One, Class C *	106,300	6,769,184
Liberty Media Corp. - Liberty SiriusXM, Class A	41,354	1,717,845
Liberty Media Corp. - Liberty SiriusXM, Class C *	80,665	3,336,304
Lions Gate Entertainment Corp., Class A *	28,964	285,295
Lions Gate Entertainment Corp., Class B *	64,453	601,346
Live Nation Entertainment, Inc. *	70,878	6,404,536
SECURITY	NUMBER OF SHARES	VALUE ($)
Madison Square Garden Entertainment Corp. *	13,273	737,448
Madison Square Garden Sports Corp. *	8,919	1,429,448
Magnite, Inc. *	58,556	440,927
Match Group, Inc. *	147,844	8,357,621
MediaAlpha, Inc., Class A *	9,970	83,250
Meta Platforms, Inc., Class A *	1,187,911	193,546,339
Netflix, Inc. *	230,103	51,441,827
News Corp., Class A	201,999	3,417,823
News Corp., Class B	61,901	1,067,173
Nexstar Media Group, Inc., Class A	20,818	3,982,900
Nextdoor Holdings, Inc. *	33,805	107,500
Omnicom Group, Inc.	106,393	7,117,692
Paramount Global, Class B	319,826	7,480,730
Pinterest, Inc., Class A *	297,973	6,865,298
Playtika Holding Corp. *	51,773	545,170
QuinStreet, Inc. *	24,047	288,804
Roku, Inc. *	62,038	4,218,584
Scholastic Corp.	15,166	696,271
Shutterstock, Inc.	11,971	663,313
Sinclair Broadcast Group, Inc., Class A	21,876	483,241
Sirius XM Holdings, Inc. (a)	471,646	2,872,324
Skillz, Inc. *(a)	130,690	173,818
Snap, Inc., Class A *	564,890	6,146,003
System1, Inc. *(a)	10,077	111,351
Take-Two Interactive Software, Inc. *	81,531	9,992,439
TechTarget, Inc. *	13,691	888,546
TEGNA, Inc.	117,640	2,517,496
The E.W. Scripps Co., Class A *	29,034	434,058
The Interpublic Group of Cos., Inc.	203,106	5,613,850
The New York Times Co., Class A	86,320	2,631,897
The Walt Disney Co. *	943,363	105,732,125
TripAdvisor, Inc. *	52,801	1,256,664
Twitter, Inc. *	395,627	15,330,546
Vimeo, Inc. *	80,124	474,334
Warner Bros Discovery, Inc. *	1,146,591	15,180,865
Warner Music Group Corp., Class A	58,990	1,579,162
WideOpenWest, Inc. *	28,604	509,151
World Wrestling Entertainment, Inc., Class A	21,920	1,490,779
Yelp, Inc. *	36,067	1,232,409
Ziff Davis, Inc. *	24,624	1,902,943
ZipRecruiter, Inc., Class A *	5,716	95,343
ZoomInfo Technologies, Inc. *	155,585	7,066,671
		1,339,805,111

Pharmaceuticals, Biotechnology & Life Sciences 7.9%
10X Genomics, Inc., Class A *	48,833	1,611,001
2seventy bio, Inc. *	20,333	299,505
4D Molecular Therapeutics, Inc. *	8,000	62,880
AbbVie, Inc.	915,015	123,032,917
ACADIA Pharmaceuticals, Inc. *	66,932	1,099,693
Adagio Therapeutics, Inc. *(a)	19,798	90,279
Adaptive Biotechnologies Corp. *	55,810	497,825
Aerie Pharmaceuticals, Inc. *	28,534	430,863
Agenus, Inc. *	136,816	369,403
Agilent Technologies, Inc.	155,555	19,949,929
Agios Pharmaceuticals, Inc. *	31,007	790,679
Akero Therapeutics, Inc. *	8,000	94,000
Akoya Biosciences, Inc. *	5,492	62,609
Alector, Inc. *	30,273	313,326
Alkermes plc *	84,812	2,007,500
Allakos, Inc. *	16,375	79,419
Allogene Therapeutics, Inc. *	38,476	527,506
Allovir, Inc. *	14,278	107,228

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Alnylam Pharmaceuticals, Inc. *	62,551	12,927,415
ALX Oncology Holdings, Inc. *	13,883	180,479
Amgen, Inc.	276,471	66,435,981
Amicus Therapeutics, Inc. *	128,915	1,447,715
Amneal Pharmaceuticals, Inc. *	56,357	122,295
Amphastar Pharmaceuticals, Inc. *	19,091	565,094
Amylyx Pharmaceuticals, Inc. *	5,114	129,077
AnaptysBio, Inc. *	11,408	264,894
Anavex Life Sciences Corp. *	38,533	369,531
Anika Therapeutics, Inc. *	7,652	172,935
Annexon, Inc. *	16,090	94,609
Apellis Pharmaceuticals, Inc. *	47,103	2,850,203
Applied Molecular Transport, Inc. *	15,078	22,315
Arcellx, Inc. *	3,661	65,788
Arcturus Therapeutics Holdings, Inc. *	10,829	152,039
Arcus Biosciences, Inc. *	24,313	585,457
Arcutis Biotherapeutics, Inc. *	20,168	543,528
Arrowhead Pharmaceuticals, Inc. *	55,847	2,217,684
Arvinas, Inc. *	23,499	994,948
Atara Biotherapeutics, Inc. *	50,131	201,025
Atea Pharmaceuticals, Inc. *	27,384	205,380
Avantor, Inc. *	316,919	7,894,452
Avid Bioservices, Inc. *	30,584	526,656
Avidity Biosciences, Inc. *	26,632	522,520
Axsome Therapeutics, Inc. *	16,406	1,046,703
Azenta, Inc.	38,708	2,040,299
Beam Therapeutics, Inc. *	24,808	1,354,517
Berkeley Lights, Inc. *	24,125	88,539
BioAtla, Inc. *	20,252	176,395
BioCryst Pharmaceuticals, Inc. *	98,852	1,374,043
Biogen, Inc. *	75,719	14,793,978
Biohaven Pharmaceutical Holding Co., Ltd. *	32,625	4,872,544
BioMarin Pharmaceutical, Inc. *	95,702	8,536,618
Bionano Genomics, Inc. *(a)	181,111	449,155
Bio-Rad Laboratories, Inc., Class A *	11,195	5,430,023
Bio-Techne Corp.	20,467	6,791,155
Bioxcel Therapeutics, Inc. *	6,322	86,485
Blueprint Medicines Corp. *	31,488	2,305,551
Bridgebio Pharma, Inc. *	54,306	570,213
Bristol-Myers Squibb Co.	1,101,920	74,280,427
Bruker Corp.	52,044	2,914,464
C4 Therapeutics, Inc. *	18,904	190,552
Cara Therapeutics, Inc. *	21,823	225,213
CareDx, Inc. *	27,265	534,121
Caribou Biosciences, Inc. *	11,652	115,005
Cassava Sciences, Inc. *(a)	19,229	494,762
Catalent, Inc. *	93,318	8,211,984
Catalyst Pharmaceuticals, Inc. *	53,270	721,276
Celldex Therapeutics, Inc. *	23,597	717,349
Cerevel Therapeutics Holdings, Inc. *	30,418	885,164
Charles River Laboratories International, Inc. *	26,191	5,375,703
ChemoCentryx, Inc. *	26,047	1,327,876
Chimerix, Inc. *	43,164	94,961
CinCor Pharma, Inc. *	9,262	312,778
Clene, Inc. *	7,177	21,244
Clovis Oncology, Inc. *(a)	66,436	74,408
Codexis, Inc. *	31,122	218,165
Coherus Biosciences, Inc. *	34,327	383,776
Collegium Pharmaceutical, Inc. *	18,063	317,548
Corcept Therapeutics, Inc. *	49,570	1,279,897
Crinetics Pharmaceuticals, Inc. *	22,106	417,361
CRISPR Therapeutics AG *	36,835	2,397,590
Cullinan Oncology, Inc. *	12,302	165,831
Cytek Biosciences, Inc. *	6,500	75,725
Cytokinetics, Inc. *	44,279	2,345,016
Danaher Corp.	334,954	90,407,434
SECURITY	NUMBER OF SHARES	VALUE ($)
Day One Biopharmaceuticals, Inc. *	10,763	252,823
Deciphera Pharmaceuticals, Inc. *	26,505	430,176
Denali Therapeutics, Inc. *	49,661	1,374,120
Design Therapeutics, Inc. *	6,772	137,201
DICE Therapeutics, Inc. *	6,774	106,352
Dynavax Technologies Corp. *	61,654	707,171
Dyne Therapeutics, Inc. *	8,000	78,400
Eagle Pharmaceuticals, Inc. *	5,378	176,237
Editas Medicine, Inc. *	35,362	519,821
Elanco Animal Health, Inc. *	244,618	3,701,070
Eli Lilly & Co.	408,294	122,990,402
Emergent BioSolutions, Inc. *	22,515	540,810
Enanta Pharmaceuticals, Inc. *	10,026	610,383
EQRx, Inc. *(a)	120,006	586,829
Erasca, Inc. *	11,370	102,557
Exact Sciences Corp. *	91,405	3,249,448
Exelixis, Inc. *	166,270	2,949,630
Fate Therapeutics, Inc. *	44,040	1,151,206
FibroGen, Inc. *	44,090	548,480
Forma Therapeutics Holdings, Inc. *	22,080	295,872
G1 Therapeutics, Inc. *	21,612	313,590
Generation Bio Co. *	22,228	113,807
Gilead Sciences, Inc.	649,143	41,201,106
Global Blood Therapeutics, Inc. *	31,601	2,145,708
Gossamer Bio, Inc. *	26,631	371,502
GreenLight Biosciences Holdings PBC *(a)	31,838	90,420
Halozyme Therapeutics, Inc. *	70,786	2,883,114
Harmony Biosciences Holdings, Inc. *	11,626	510,498
Heron Therapeutics, Inc. *	62,596	256,018
HilleVax, Inc. *	6,807	81,071
Horizon Therapeutics plc *	118,909	7,040,602
Humacyte, Inc. *(a)	33,540	122,421
Humanigen, Inc. *	31,170	6,957
IGM Biosciences, Inc. *	4,931	95,711
Illumina, Inc. *	81,382	16,409,866
ImmunityBio, Inc. *(a)	24,960	99,840
ImmunoGen, Inc. *	111,005	644,939
Immunovant, Inc. *	34,084	175,533
Incyte Corp. *	97,312	6,853,684
Inhibrx, Inc. *	10,525	186,714
Innoviva, Inc. *	33,344	438,807
Inovio Pharmaceuticals, Inc. *	145,466	333,117
Insmed, Inc. *	64,228	1,581,293
Intellia Therapeutics, Inc. *	36,832	2,212,130
Intra-Cellular Therapies, Inc. *	45,123	2,267,882
Ionis Pharmaceuticals, Inc. *	74,389	3,163,020
Iovance Biotherapeutics, Inc. *	73,412	786,977
IQVIA Holdings, Inc. *	98,058	20,853,014
Ironwood Pharmaceuticals, Inc. *	79,544	855,893
iTeos Therapeutics, Inc. *	10,423	231,182
Jazz Pharmaceuticals plc *	32,237	5,003,827
Johnson & Johnson	1,362,602	219,842,207
Karuna Therapeutics, Inc. *	13,300	3,392,298
Keros Therapeutics, Inc. *	6,249	221,027
Kinnate Biopharma, Inc. *	8,087	117,100
Kodiak Sciences, Inc. *	19,136	191,551
Kronos Bio, Inc. *	29,620	118,480
Krystal Biotech, Inc. *	10,721	751,649
Kura Oncology, Inc. *	37,687	522,342
Kymera Therapeutics, Inc. *	18,075	510,980
Lexicon Pharmaceuticals, Inc. *	29,910	82,253
Ligand Pharmaceuticals, Inc. *	8,779	811,092
Lyell Immunopharma, Inc. *(a)	14,207	95,187
MacroGenics, Inc. *	24,940	99,012
Madrigal Pharmaceuticals, Inc. *	6,219	448,514
MannKind Corp. *	135,171	493,374

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Maravai LifeSciences Holdings, Inc., Class A *	55,618	1,160,748
Medpace Holdings, Inc. *	13,954	2,059,750
Merck & Co., Inc.	1,309,131	111,747,422
Mersana Therapeutics, Inc. *	55,357	415,178
Mettler-Toledo International, Inc. *	11,749	14,245,193
MiMedx Group, Inc. *	38,993	137,645
Mirati Therapeutics, Inc. *	26,565	2,152,562
Moderna, Inc. *	178,872	23,659,399
Morphic Holding, Inc. *	15,680	431,514
Myovant Sciences Ltd. *	26,699	456,286
Myriad Genetics, Inc. *	42,342	945,920
NanoString Technologies, Inc. *	23,725	321,711
Natera, Inc. *	46,671	2,299,013
Nektar Therapeutics *	96,650	380,801
NeoGenomics, Inc. *	62,683	629,964
Neurocrine Biosciences, Inc. *	49,127	5,140,158
NGM Biopharmaceuticals, Inc. *	19,377	273,409
Nkarta, Inc. *	13,903	200,064
Novavax, Inc. *	40,473	1,337,228
Nurix Therapeutics, Inc. *	20,521	322,795
Nuvation Bio, Inc. *	60,372	169,042
Ocugen, Inc. *(a)	101,958	263,052
Olema Pharmaceuticals, Inc. *	18,401	72,684
Omeros Corp. *(a)	27,489	110,781
Organogenesis Holdings, Inc. *	31,467	112,967
Organon & Co.	132,750	3,787,357
ORIC Pharmaceuticals, Inc. *	18,817	65,107
Pacific Biosciences of California, Inc. *	114,163	668,995
Pacira BioSciences, Inc. *	23,237	1,219,478
Pardes Biosciences, Inc. *	18,347	64,398
Passage Bio, Inc. *	24,893	50,284
PerkinElmer, Inc.	65,001	8,779,035
Perrigo Co., plc	70,355	2,632,684
Pfizer, Inc.	2,904,914	131,389,260
Phathom Pharmaceuticals, Inc. *(a)	11,987	102,369
Phibro Animal Health Corp., Class A	10,706	158,556
Pliant Therapeutics, Inc. *	16,973	327,239
PMV Pharmaceuticals, Inc. *	13,895	193,418
Praxis Precision Medicines, Inc. *	18,377	57,336
Precigen, Inc. *	34,910	77,151
Prelude Therapeutics, Inc. *	12,557	90,410
Prestige Consumer Healthcare, Inc. *	26,725	1,351,751
Prometheus Biosciences, Inc. *	6,099	319,039
Protagonist Therapeutics, Inc. *	22,673	197,709
Prothena Corp. plc *	19,345	533,342
PTC Therapeutics, Inc. *	37,570	1,876,246
Quanterix Corp. *	17,078	159,679
Quince Therapeutics, Inc. *	19,183	33,762
RAPT Therapeutics, Inc. *	10,160	271,374
Reata Pharmaceuticals, Inc., Class A *	14,028	335,409
Recursion Pharmaceuticals, Inc., Class A *	18,644	195,948
Regeneron Pharmaceuticals, Inc. *	55,856	32,455,687
REGENXBIO, Inc. *	19,323	570,029
Relay Therapeutics, Inc. *	41,146	945,124
Repligen Corp. *	26,735	5,864,857
Replimune Group, Inc. *	15,096	287,730
Revance Therapeutics, Inc. *	36,000	716,400
REVOLUTION Medicines, Inc. *	38,077	793,144
Rhythm Pharmaceuticals, Inc. *	19,195	433,807
Rocket Pharmaceuticals, Inc. *	24,120	371,689
Roivant Sciences Ltd. *	49,281	175,440
Royalty Pharma plc, Class A	187,106	7,822,902
Rubius Therapeutics, Inc. *	52,954	37,068
Sage Therapeutics, Inc. *	27,304	1,028,269
Sana Biotechnology, Inc. *(a)	42,394	288,703
Sangamo Therapeutics, Inc. *	64,505	348,327
SECURITY	NUMBER OF SHARES	VALUE ($)
Sarepta Therapeutics, Inc. *	45,117	4,934,897
Scholar Rock Holding Corp. *	8,970	74,810
Seagen, Inc. *	69,510	10,724,698
Seer, Inc. *	18,299	184,820
Seres Therapeutics, Inc. *	31,089	159,797
Shattuck Labs, Inc. *	17,810	57,883
SomaLogic, Inc. *	75,391	277,439
Sorrento Therapeutics, Inc. *	214,949	440,645
Sotera Health Co. *	50,185	848,628
SpringWorks Therapeutics, Inc. *	14,041	389,919
Stoke Therapeutics, Inc. *	14,951	225,162
Supernus Pharmaceuticals, Inc. *	27,901	955,051
Syndax Pharmaceuticals, Inc. *	26,894	634,967
Syneos Health, Inc. *	53,196	3,197,612
Tarsus Pharmaceuticals, Inc. *	5,000	76,900
TCR2 Therapeutics, Inc. *	27,604	75,083
TG Therapeutics, Inc. *	68,246	486,594
Theravance Biopharma, Inc. *	31,053	279,788
Thermo Fisher Scientific, Inc.	202,660	110,514,551
Travere Therapeutics, Inc. *	28,205	754,766
Twist Bioscience Corp. *	29,924	1,200,551
Tyra Biosciences, Inc. *	6,026	39,832
Ultragenyx Pharmaceutical, Inc. *	36,888	1,759,189
uniQure N.V. *	19,368	378,451
United Therapeutics Corp. *	23,282	5,276,167
Vanda Pharmaceuticals, Inc. *	33,185	351,097
Vaxart, Inc. *(a)	61,738	191,388
Vaxcyte, Inc. *	19,478	509,544
VBI Vaccines, Inc. *	124,580	111,574
Ventyx Biosciences, Inc. *	5,548	113,179
Veracyte, Inc. *	36,739	749,476
Vericel Corp. *	25,849	644,933
Vertex Pharmaceuticals, Inc. *	132,369	37,296,289
Verve Therapeutics, Inc. *	11,777	451,766
Viatris, Inc.	628,241	5,999,702
Vir Biotechnology, Inc. *	37,470	889,913
Waters Corp. *	31,264	9,335,430
West Pharmaceutical Services, Inc.	38,324	11,370,348
Xencor, Inc. *	32,357	853,901
Y-mAbs Therapeutics, Inc. *	16,780	269,822
Zentalis Pharmaceuticals, Inc. *	24,172	648,051
Zoetis, Inc.	243,624	38,134,465
		1,608,867,603

Real Estate 3.5%
Acadia Realty Trust	50,035	797,058
Agree Realty Corp.	38,703	2,915,110
Alexander & Baldwin, Inc.	37,300	698,629
Alexander's, Inc.	1,052	249,219
Alexandria Real Estate Equities, Inc.	77,140	11,833,276
American Assets Trust, Inc.	26,911	747,049
American Homes 4 Rent, Class A	152,556	5,424,891
American Tower Corp.	240,837	61,184,640
Americold Realty Trust, Inc.	139,487	4,103,708
Anywhere Real Estate, Inc. *	59,938	585,594
Apartment Income REIT Corp.	82,858	3,384,749
Apple Hospitality REIT, Inc.	110,269	1,754,380
Armada Hoffler Properties, Inc.	33,805	443,860
AvalonBay Communities, Inc.	72,304	14,526,597
Boston Properties, Inc.	73,447	5,833,895
Brandywine Realty Trust	91,152	731,951
Brixmor Property Group, Inc.	154,349	3,315,416
Broadstone Net Lease, Inc.	88,420	1,692,359
Camden Property Trust	55,533	7,136,546
CareTrust REIT, Inc.	50,018	1,077,388
CBRE Group, Inc., Class A	169,867	13,412,698
Centerspace	9,349	704,728

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Chatham Lodging Trust *	24,497	297,884
City Office REIT, Inc.	22,297	257,530
Community Healthcare Trust, Inc.	12,962	478,168
Corporate Office Properties Trust	58,788	1,519,082
Cousins Properties, Inc.	76,581	2,056,200
Crown Castle, Inc.	224,477	38,347,406
CubeSmart	115,895	5,336,965
Cushman & Wakefield plc *	79,210	1,184,982
DiamondRock Hospitality Co. *	112,199	979,497
Digital Realty Trust, Inc.	147,365	18,218,735
DigitalBridge Group, Inc. *	77,555	1,380,479
Diversified Healthcare Trust	118,146	172,493
Doma Holdings, Inc. *(a)	89,551	54,008
Douglas Emmett, Inc.	90,921	1,774,778
Duke Realty Corp.	198,489	11,681,078
Easterly Government Properties, Inc.	48,251	866,105
EastGroup Properties, Inc.	21,447	3,539,398
Empire State Realty Trust, Inc., Class A	72,529	505,527
EPR Properties	38,642	1,680,541
Equinix, Inc.	47,164	31,004,199
Equity Commonwealth *	58,749	1,545,686
Equity LifeStyle Properties, Inc.	89,105	6,246,260
Equity Residential	177,213	12,968,447
Essential Properties Realty Trust, Inc.	71,752	1,624,465
Essex Property Trust, Inc.	33,666	8,923,510
eXp World Holdings, Inc.	33,502	433,181
Extra Space Storage, Inc.	69,793	13,869,963
Federal Realty Investment Trust	36,817	3,728,458
First Industrial Realty Trust, Inc.	67,705	3,431,289
Forestar Group, Inc. *	10,221	127,149
Four Corners Property Trust, Inc.	40,076	1,077,644
Franklin Street Properties Corp.	51,934	145,935
FRP Holdings, Inc. *	3,539	203,563
Gaming & Leisure Properties, Inc.	121,198	5,850,227
Getty Realty Corp.	20,376	612,910
Gladstone Commercial Corp.	19,120	364,618
Global Medical REIT, Inc.	33,368	361,709
Global Net Lease, Inc.	54,370	748,675
Healthcare Realty Trust, Inc., Class A	196,603	4,781,385
Healthpeak Properties, Inc.	278,756	7,317,345
Highwoods Properties, Inc.	53,943	1,640,407
Host Hotels & Resorts, Inc.	369,438	6,564,913
Hudson Pacific Properties, Inc.	75,975	1,003,630
Independence Realty Trust, Inc.	113,111	2,200,009
Industrial Logistics Properties Trust	33,167	248,421
Innovative Industrial Properties, Inc.	14,464	1,326,638
InvenTrust Properties Corp.	34,195	897,961
Invitation Homes, Inc.	315,046	11,429,869
Iron Mountain, Inc.	150,207	7,902,390
iStar, Inc.	43,249	595,539
JBG SMITH Properties	56,496	1,241,217
Jones Lang LaSalle, Inc. *	25,028	4,329,844
Kennedy-Wilson Holdings, Inc.	62,382	1,095,428
Kilroy Realty Corp.	53,724	2,620,119
Kimco Realty Corp.	318,801	6,720,325
Kite Realty Group Trust	114,116	2,209,286
Lamar Advertising Co., Class A	45,094	4,233,876
Life Storage, Inc.	43,389	5,521,250
LTC Properties, Inc.	20,314	911,895
LXP Industrial Trust	146,215	1,470,923
Marcus & Millichap, Inc.	13,168	492,220
Medical Properties Trust, Inc.	312,077	4,559,445
Mid-America Apartment Communities, Inc.	59,468	9,852,064
National Health Investors, Inc.	23,999	1,572,174
National Retail Properties, Inc.	89,767	4,030,538
National Storage Affiliates Trust	43,325	2,188,779
SECURITY	NUMBER OF SHARES	VALUE ($)
Newmark Group, Inc., Class A	78,126	800,791
NexPoint Residential Trust, Inc.	12,064	637,220
Offerpad Solutions, Inc. *(a)	37,896	57,602
Office Properties Income Trust	26,624	467,784
Omega Healthcare Investors, Inc.	121,803	3,978,086
One Liberty Properties, Inc.	7,672	185,279
Opendoor Technologies, Inc. *	207,065	896,591
Orion Office REIT, Inc.	28,225	278,581
Outfront Media, Inc.	75,314	1,333,058
Paramount Group, Inc.	83,378	577,810
Park Hotels & Resorts, Inc.	121,871	1,706,194
Pebblebrook Hotel Trust	69,210	1,219,480
Physicians Realty Trust	117,152	1,951,752
Piedmont Office Realty Trust, Inc., Class A	65,745	774,476
PotlatchDeltic Corp.	36,306	1,685,325
Prologis, Inc.	383,521	47,752,200
Public Storage	79,282	26,228,864
Rayonier, Inc.	77,476	2,751,948
RE/MAX Holdings, Inc., Class A	10,238	233,017
Realty Income Corp.	312,343	21,326,780
Redfin Corp. *	59,606	488,173
Regency Centers Corp.	79,640	4,845,298
Retail Opportunity Investments Corp.	64,997	1,088,700
Rexford Industrial Realty, Inc.	84,888	5,280,882
RLJ Lodging Trust	85,416	1,030,117
RPT Realty	43,093	414,986
Ryman Hospitality Properties, Inc. *	28,698	2,359,550
Sabra Health Care REIT, Inc.	120,404	1,802,448
Safehold, Inc.	8,545	324,966
Saul Centers, Inc.	7,236	320,482
SBA Communications Corp.	55,982	18,208,145
Seritage Growth Properties, Class A *	19,946	250,123
Service Properties Trust	87,732	600,087
Simon Property Group, Inc.	169,654	17,301,315
SITE Centers Corp.	93,508	1,211,864
SL Green Realty Corp.	33,319	1,471,700
Spirit Realty Capital, Inc.	69,372	2,833,846
STAG Industrial, Inc.	92,571	2,851,187
STORE Capital Corp.	130,175	3,512,121
Summit Hotel Properties, Inc.	56,443	443,642
Sun Communities, Inc.	62,735	9,642,997
Sunstone Hotel Investors, Inc. *	112,112	1,220,900
Tanger Factory Outlet Centers, Inc.	54,868	846,065
Tejon Ranch Co. *	13,726	216,322
Terreno Realty Corp.	38,529	2,349,884
The Howard Hughes Corp. *	19,735	1,255,738
The Macerich Co.	109,228	1,045,312
The Necessity Retail REIT, Inc.	72,446	540,447
The RMR Group, Inc., Class A	7,974	207,643
The St. Joe Co.	16,545	632,019
UDR, Inc.	155,473	6,976,073
UMH Properties, Inc.	26,951	486,196
Uniti Group, Inc.	120,416	1,130,706
Universal Health Realty Income Trust	6,510	331,294
Urban Edge Properties	58,562	921,180
Urstadt Biddle Properties, Inc., Class A	18,107	302,749
Ventas, Inc.	206,825	9,898,644
Veris Residential, Inc. *	41,914	563,324
VICI Properties, Inc.	496,717	16,386,694
Vornado Realty Trust	82,586	2,165,405
Washington Real Estate Investment Trust	46,070	903,433
Welltower, Inc.	234,644	17,985,463
WeWork, Inc., Class A *(a)	114,875	470,987
Weyerhaeuser Co.	385,828	13,179,884
WP Carey, Inc.	99,804	8,386,530

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Xenia Hotels & Resorts, Inc. *	58,766	932,029
Zillow Group, Inc., Class A *	18,911	631,627
Zillow Group, Inc., Class C *	84,453	2,825,797
		709,028,187

Retailing 5.7%
1-800-Flowers.com, Inc., Class A *	12,838	111,434
Abercrombie & Fitch Co., Class A *	26,407	379,997
Academy Sports & Outdoors, Inc.	44,224	1,905,170
Advance Auto Parts, Inc.	31,522	5,315,870
Amazon.com, Inc. *	4,532,347	574,565,629
American Eagle Outfitters, Inc.	80,793	909,729
America's Car-Mart, Inc. *	3,259	262,708
Arko Corp.	33,668	320,856
Asbury Automotive Group, Inc. *	11,419	1,992,387
AutoNation, Inc. *	18,353	2,286,784
AutoZone, Inc. *	10,277	21,779,121
BARK, Inc. *	50,620	117,438
Bath & Body Works, Inc.	123,433	4,607,754
Bed Bath & Beyond, Inc. *(a)	42,697	406,902
Best Buy Co., Inc.	104,736	7,403,788
Big Lots, Inc.	14,868	305,835
Boot Barn Holdings, Inc. *	15,494	1,032,210
Boxed, Inc. *	26,023	27,584
Burlington Stores, Inc. *	34,237	4,799,685
Caleres, Inc.	19,003	484,957
Camping World Holdings, Inc., Class A (a)	19,305	581,467
CarMax, Inc. *	82,959	7,336,894
CarParts.com, Inc. *	23,848	154,535
Carvana Co. *(a)	50,877	1,678,432
Chewy, Inc., Class A *	47,804	1,641,111
Chico's FAS, Inc. *	63,432	360,294
Conn's, Inc. *	10,059	96,667
ContextLogic, Inc., Class A *	200,338	260,439
Designer Brands, Inc., Class A	30,604	522,104
Dick's Sporting Goods, Inc.	29,950	3,185,782
Dillard's, Inc., Class A	1,879	556,635
Dollar General Corp.	118,739	28,191,013
Dollar Tree, Inc. *	116,776	15,844,168
DoorDash, Inc., Class A *	86,380	5,174,162
eBay, Inc.	288,429	12,728,372
Etsy, Inc. *	65,762	6,945,125
Five Below, Inc. *	28,694	3,669,389
Floor & Decor Holdings, Inc., Class A *	54,884	4,465,362
Foot Locker, Inc.	44,179	1,627,554
Franchise Group, Inc.	13,822	468,428
Funko, Inc., Class A *	13,289	295,946
GameStop Corp., Class A *(a)	126,908	3,634,645
Genesco, Inc. *	6,608	373,881
Genuine Parts Co.	73,114	11,406,515
Group 1 Automotive, Inc.	8,658	1,546,232
Groupon, Inc. *(a)	9,586	94,997
GrowGeneration Corp. *	27,211	129,252
Guess?, Inc. (a)	17,796	310,896
Haverty Furniture Cos., Inc.	8,044	215,740
Hibbett, Inc.	6,055	354,823
Kohl's Corp.	66,501	1,889,958
Lands' End, Inc. *	7,423	102,586
Leslie's, Inc. *	70,217	995,677
Liquidity Services, Inc. *	14,749	257,960
Lithia Motors, Inc.	15,083	4,003,632
LKQ Corp.	134,532	7,159,793
LL Flooring Holdings, Inc. *	13,803	112,356
Lowe’s Cos., Inc.	342,425	66,478,389
Macy's, Inc.	147,090	2,547,599
MarineMax, Inc. *	10,564	383,896
SECURITY	NUMBER OF SHARES	VALUE ($)
Monro, Inc.	18,099	838,165
Murphy USA, Inc.	11,650	3,380,481
National Vision Holdings, Inc. *	43,120	1,432,878
Nordstrom, Inc.	58,672	1,003,878
Ollie's Bargain Outlet Holdings, Inc. *	29,941	1,656,037
O'Reilly Automotive, Inc. *	34,022	23,717,417
Overstock.com, Inc. *	22,139	577,828
Party City Holdco, Inc. *	75,384	148,506
Penske Automotive Group, Inc.	15,565	1,835,269
Petco Health & Wellness Co., Inc. *	41,846	624,342
PetMed Express, Inc.	10,102	207,798
Pool Corp.	20,689	7,017,502
Porch Group, Inc. *	39,078	84,018
Quotient Technology, Inc. *	42,344	78,760
Qurate Retail, Inc., Class A	179,772	557,293
Rent the Runway, Inc., Class A *	8,027	35,720
Rent-A-Center, Inc.	28,276	730,652
Revolve Group, Inc. *	20,482	481,122
RH *	9,117	2,333,131
Ross Stores, Inc.	181,664	15,672,153
Sally Beauty Holdings, Inc. *	56,152	835,542
Shift Technologies, Inc. *(a)	77,600	65,960
Shoe Carnival, Inc.	9,622	228,907
Signet Jewelers Ltd.	24,537	1,603,984
Sleep Number Corp. *	12,013	497,699
Sonic Automotive, Inc., Class A	10,708	569,559
Sportsman's Warehouse Holdings, Inc. *	23,179	184,505
Stitch Fix, Inc., Class A *	43,179	216,759
Target Corp.	239,671	38,428,848
The Aaron's Co., Inc.	17,800	211,820
The Buckle, Inc.	14,542	469,416
The Children's Place, Inc. *	6,911	291,506
The Container Store Group, Inc. *	16,758	113,619
The Gap, Inc.	110,164	1,006,899
The Home Depot, Inc.	535,484	154,444,295
The ODP Corp. *	22,526	805,305
The RealReal, Inc. *	42,598	91,160
The TJX Cos., Inc.	608,526	37,941,596
Tractor Supply Co.	57,786	10,699,078
Ulta Beauty, Inc. *	27,054	11,359,163
Urban Outfitters, Inc. *	32,924	662,760
Victoria's Secret & Co. *	35,158	1,175,684
Vivid Seats, Inc., Class A (a)	10,325	83,529
Volta, Inc. *(a)	63,147	135,135
Vroom, Inc. *(a)	61,460	100,180
Warby Parker, Inc., Class A *(a)	7,657	96,248
Wayfair, Inc., Class A *	41,285	2,176,132
Williams-Sonoma, Inc.	36,237	5,390,254
Winmark Corp.	1,401	289,124
Xometry, Inc., Class A *	5,244	257,008
Zumiez, Inc. *	8,189	212,586
		1,159,855,754

Semiconductors & Semiconductor Equipment 4.8%
ACM Research, Inc., Class A *	18,750	316,688
Advanced Micro Devices, Inc. *	839,417	71,241,321
Allegro MicroSystems, Inc. *	29,087	678,309
Ambarella, Inc. *	19,810	1,344,703
Amkor Technology, Inc.	50,558	1,017,733
Analog Devices, Inc.	271,084	41,077,359
Applied Materials, Inc.	457,650	43,051,135
Axcelis Technologies, Inc. *	16,847	1,127,738
Broadcom, Inc.	211,543	105,583,227
CEVA, Inc. *	12,059	352,967
Cirrus Logic, Inc. *	29,352	2,251,005
Cohu, Inc. *	24,430	655,457

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Credo Technology Group Holding Ltd. *	10,046	138,534
Diodes, Inc. *	22,838	1,625,380
Enphase Energy, Inc. *	69,925	20,029,317
Entegris, Inc.	77,606	7,363,257
First Solar, Inc. *	51,243	6,536,045
FormFactor, Inc. *	40,636	1,189,822
Ichor Holdings Ltd. *	15,021	461,445
Impinj, Inc. *	10,673	952,885
Intel Corp.	2,119,322	67,648,758
KLA Corp.	77,408	26,638,415
Kulicke & Soffa Industries, Inc.	30,434	1,279,445
Lam Research Corp.	71,877	31,475,657
Lattice Semiconductor Corp. *	71,472	3,852,341
MACOM Technology Solutions Holdings, Inc. *	26,299	1,450,390
Marvell Technology, Inc.	440,928	20,644,249
MaxLinear, Inc. *	37,628	1,351,974
Microchip Technology, Inc.	288,593	18,830,693
Micron Technology, Inc.	578,762	32,717,416
MKS Instruments, Inc.	29,560	2,944,472
Monolithic Power Systems, Inc.	22,611	10,246,853
Navitas Semiconductor Corp. *(a)	37,722	222,937
NVIDIA Corp.	1,296,898	195,753,784
NXP Semiconductors N.V.	135,715	22,335,975
ON Semiconductor Corp. *	224,585	15,444,710
Onto Innovation, Inc. *	25,687	1,823,520
PDF Solutions, Inc. *	15,695	414,034
Photronics, Inc. *	30,944	519,859
Power Integrations, Inc.	29,999	2,145,828
Qorvo, Inc. *	56,475	5,070,326
QUALCOMM, Inc.	580,391	76,768,318
Rambus, Inc. *	55,899	1,441,635
Rigetti Computing, Inc., Class A *	37,663	149,899
Semtech Corp. *	33,113	1,529,489
Silicon Laboratories, Inc. *	18,984	2,379,265
SiTime Corp. *	8,013	852,663
SkyWater Technology, Inc. *(a)	7,985	103,805
Skyworks Solutions, Inc.	82,946	8,174,328
SMART Global Holdings, Inc. *	23,308	427,702
SolarEdge Technologies, Inc. *	28,612	7,896,054
Synaptics, Inc. *	20,286	2,345,264
Teradyne, Inc.	83,105	7,034,007
Texas Instruments, Inc.	478,012	78,972,363
Ultra Clean Holdings, Inc. *	24,379	713,573
Universal Display Corp.	22,283	2,489,680
Veeco Instruments, Inc. *	25,253	533,848
Wolfspeed, Inc. *	63,761	7,234,961
		968,852,817

Software & Services 13.3%
8x8, Inc. *	60,457	314,981
A10 Networks, Inc.	28,937	402,224
Accenture plc, Class A	328,297	94,700,553
ACI Worldwide, Inc. *	60,092	1,424,180
Adobe, Inc. *	244,858	91,439,772
Affirm Holdings, Inc. *	86,604	2,029,132
Agilysys, Inc. *	9,548	494,300
Akamai Technologies, Inc. *	82,721	7,468,052
Alarm.com Holdings, Inc. *	23,871	1,589,809
Altair Engineering, Inc., Class A *	26,443	1,375,300
Alteryx, Inc., Class A *	31,009	1,932,481
Amplitude, Inc., Class A *	14,732	223,190
ANSYS, Inc. *	44,985	11,169,775
Appfolio, Inc., Class A *	10,443	1,058,711
Appian Corp. *	21,374	1,002,441
AppLovin Corp., Class A *	18,228	448,956
SECURITY	NUMBER OF SHARES	VALUE ($)
Asana, Inc., Class A *	43,107	825,499
Aspen Technology, Inc. *	14,509	3,055,595
Autodesk, Inc. *	112,713	22,738,721
Automatic Data Processing, Inc.	216,520	52,919,653
Avalara, Inc. *	45,564	4,173,207
Avaya Holdings Corp. *	43,064	68,472
AvePoint, Inc. *	45,452	212,715
AvidXchange Holdings, Inc. *	12,869	100,250
Bentley Systems, Inc., Class B	97,142	3,571,911
BigCommerce Holdings, Inc. *	30,233	503,984
Bill.com Holdings, Inc. *	47,973	7,765,869
Black Knight, Inc. *	80,589	5,331,768
Blackbaud, Inc. *	23,753	1,242,282
Blackline, Inc. *	27,963	1,899,806
Block, Inc. *	261,551	18,023,479
Box, Inc., Class A *	73,257	1,886,368
Braze, Inc., Class A *(a)	5,140	211,665
Broadridge Financial Solutions, Inc.	60,448	10,346,884
BTRS Holdings, Inc., Class A *	38,060	257,286
C3.ai, Inc., Class A *	39,162	704,916
Cadence Design Systems, Inc. *	142,719	24,800,281
Cantaloupe, Inc. *	27,539	175,423
Cass Information Systems, Inc.	5,865	215,128
CCC Intelligent Solutions Holdings, Inc. *	33,965	324,705
Cerence, Inc. *	21,249	425,192
Ceridian HCM Holding, Inc. *	71,686	4,275,353
ChannelAdvisor Corp. *	14,746	222,517
Cipher Mining, Inc. *	23,413	47,060
Citrix Systems, Inc.	65,276	6,708,415
Clear Secure, Inc., Class A *	6,536	149,936
Clearwater Analytics Holdings, Inc., Class A *	20,646	317,948
Cloudflare, Inc., Class A *	145,500	9,103,935
Cognizant Technology Solutions Corp., Class A	270,530	17,089,380
CommVault Systems, Inc. *	23,523	1,277,064
Concentrix Corp.	22,336	2,809,422
Conduent, Inc. *	87,734	358,832
Confluent, Inc., Class A *	60,445	1,653,775
Consensus Cloud Solutions, Inc. *	7,790	392,227
Core Scientific, Inc., Class A *(a)	117,682	258,900
Couchbase, Inc. *	5,714	94,795
Coupa Software, Inc. *	38,601	2,254,298
Crowdstrike Holdings, Inc., Class A *	110,467	20,172,379
CS Disco, Inc. *	6,138	84,704
CSG Systems International, Inc.	16,021	926,815
Cvent Holding Corp. *(a)	34,624	175,197
Cyxtera Technologies, Inc. *(a)	20,656	130,959
Datadog, Inc., Class A *	133,595	14,020,795
Dave, Inc. *	87,034	44,823
Digital Turbine, Inc. *	44,924	829,746
DigitalOcean Holdings, Inc. *	8,892	374,264
DocuSign, Inc. *	103,418	6,020,996
Dolby Laboratories, Inc., Class A	34,363	2,516,746
Domo, Inc., Class B *	16,780	323,183
Dropbox, Inc., Class A *	141,594	3,028,696
Duck Creek Technologies, Inc. *	38,101	453,402
DXC Technology Co. *	125,905	3,119,926
Dynatrace, Inc. *	101,820	3,887,488
E2open Parent Holdings, Inc. *	89,592	615,497
Ebix, Inc.	12,086	314,478
Elastic N.V. *	37,917	3,181,615
Embark Technology, Inc. *	5,624	51,178
Enfusion, Inc., Class A *	9,197	113,951
Envestnet, Inc. *	28,064	1,469,712
EPAM Systems, Inc. *	29,519	12,589,853
Euronet Worldwide, Inc. *	26,099	2,313,937

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Everbridge, Inc. *	21,183	842,660
EverCommerce, Inc. *	9,046	105,295
EVERTEC, Inc.	33,904	1,139,174
Evo Payments, Inc., Class A *	25,408	846,595
ExlService Holdings, Inc. *	17,179	2,881,090
Expensify, Inc., Class A *	4,556	82,600
Fair Isaac Corp. *	13,461	6,049,373
Fastly, Inc., Class A *	59,662	557,840
Fidelity National Information Services, Inc.	316,866	28,952,046
Fiserv, Inc. *	301,700	30,529,023
Five9, Inc. *	36,020	3,533,922
FleetCor Technologies, Inc. *	39,892	8,478,247
Flywire Corp. *	5,439	135,214
Fortinet, Inc. *	345,461	16,820,496
Freshworks, Inc., Class A *	55,112	750,074
Gartner, Inc. *	41,833	11,935,792
Genpact Ltd.	88,214	4,144,294
Gitlab, Inc., Class A *	18,840	1,127,951
Global Payments, Inc.	145,596	18,087,391
GoDaddy, Inc., Class A *	83,593	6,338,021
Grid Dynamics Holdings, Inc. *	23,805	481,099
Guidewire Software, Inc. *	43,240	3,100,740
HashiCorp, Inc., Class A *(a)	16,477	582,462
HubSpot, Inc. *	23,402	7,887,410
Informatica, Inc., Class A *	17,572	387,814
Intapp, Inc. *	5,037	72,986
InterDigital, Inc.	15,319	768,401
International Business Machines Corp.	465,990	59,856,415
International Money Express, Inc. *	18,193	407,523
Intuit, Inc.	146,465	63,240,658
IronNet, Inc. *(a)	18,357	37,081
Jack Henry & Associates, Inc.	38,038	7,310,904
Jamf Holding Corp. *	27,797	665,738
Kyndryl Holdings, Inc. *	91,600	954,472
Latch, Inc. *	64,937	69,483
LivePerson, Inc. *	37,828	438,805
LiveRamp Holdings, Inc. *	35,436	703,405
Mandiant, Inc. *	124,325	2,842,069
Manhattan Associates, Inc. *	32,726	4,622,875
Marathon Digital Holdings, Inc. *(a)	53,760	637,056
Marqeta, Inc., Class A *	188,087	1,465,198
Mastercard, Inc., Class A	445,018	144,350,489
Matterport, Inc. *(a)	112,304	517,721
Maximus, Inc.	31,309	1,897,012
MeridianLink, Inc. *	6,206	107,798
Microsoft Corp.	3,874,133	1,012,969,556
MicroStrategy, Inc., Class A *(a)	4,720	1,092,963
Model N, Inc. *	18,627	556,947
Momentive Global, Inc. *	68,304	484,275
MoneyGram International, Inc. *	47,199	486,150
MongoDB, Inc. *	35,079	11,325,606
N-Able, Inc. *	33,591	334,566
nCino, Inc. *	30,165	951,404
NCR Corp. *	70,578	2,191,447
New Relic, Inc. *	31,430	1,908,115
NortonLifeLock, Inc.	301,592	6,812,963
Nutanix, Inc., Class A *	115,862	2,004,413
Okta, Inc. *	77,957	7,125,270
ON24, Inc. *	5,907	52,927
OneSpan, Inc. *	19,402	223,317
Oracle Corp.	815,930	60,501,209
Pagerduty, Inc. *	40,514	1,054,985
Palantir Technologies, Inc., Class A *	846,297	6,533,413
Palo Alto Networks, Inc. *	51,056	28,428,491
Paya Holdings, Inc. *	42,710	267,792
Paychex, Inc.	166,754	20,567,438
SECURITY	NUMBER OF SHARES	VALUE ($)
Paycom Software, Inc. *	24,846	8,725,915
Paycor HCM, Inc. *	15,815	468,598
Paylocity Holding Corp. *	20,436	4,925,076
Payoneer Global, Inc. *	98,105	649,455
PayPal Holdings, Inc. *	599,399	56,007,843
Pegasystems, Inc.	20,931	766,284
Perficient, Inc. *	17,928	1,400,177
Ping Identity Holding Corp. *	30,423	856,103
Progress Software Corp.	21,948	1,056,357
PROS Holdings, Inc. *	21,663	451,674
PTC, Inc. *	54,186	6,225,430
Q2 Holdings, Inc. *	29,444	1,169,516
Qualtrics International, Inc., Class A *	54,342	665,689
Qualys, Inc. *	17,349	2,635,313
Rackspace Technology, Inc. *	32,297	144,045
Rapid7, Inc. *	30,314	1,743,055
Repay Holdings Corp. *	39,893	370,606
RingCentral, Inc., Class A *	44,029	1,895,008
Riot Blockchain, Inc. *(a)	51,847	371,743
Roper Technologies, Inc.	54,935	22,115,732
Sabre Corp. *	173,494	1,247,422
Salesforce, Inc. *	514,286	80,290,330
Samsara, Inc., Class A *(a)	35,793	532,242
SentinelOne, Inc., Class A *	95,930	2,619,848
ServiceNow, Inc. *	103,918	45,164,841
Shift4 Payments, Inc., Class A *	28,178	1,276,182
Smartsheet, Inc., Class A *	66,867	2,224,665
Snowflake, Inc., Class A *	125,549	22,718,092
SolarWinds Corp. *	22,965	208,293
SoundHound AI, Inc., Class A *(a)	57,698	164,439
Splunk, Inc. *	83,199	7,490,406
Sprout Social, Inc., Class A *	24,163	1,450,747
SPS Commerce, Inc. *	18,675	2,280,591
Squarespace, Inc., Class A *	14,166	297,486
SS&C Technologies Holdings, Inc.	114,439	6,381,119
Sumo Logic, Inc. *	51,870	455,419
Switch, Inc., Class A	73,003	2,478,452
Synopsys, Inc. *	79,205	27,406,514
Telos Corp. *	27,106	268,349
Tenable Holdings, Inc. *	48,821	1,933,800
Teradata Corp. *	54,053	1,778,344
The Trade Desk, Inc., Class A *	228,604	14,333,471
The Western Union Co.	203,653	3,018,137
Thoughtworks Holding, Inc. *	18,025	237,209
Toast, Inc., Class A *	125,782	2,381,053
TTEC Holdings, Inc.	9,630	504,131
Tucows, Inc., Class A *	4,729	222,216
Twilio, Inc., Class A *	88,990	6,191,924
Tyler Technologies, Inc. *	21,380	7,942,884
UiPath, Inc., Class A *	143,784	2,365,247
Unisys Corp. *	33,710	313,840
Unity Software, Inc. *	85,802	3,665,461
Upland Software, Inc. *	14,976	156,799
Varonis Systems, Inc. *	57,413	1,570,246
Verint Systems, Inc. *	33,040	1,602,110
VeriSign, Inc. *	49,530	9,025,357
Verra Mobility Corp. *	67,772	1,080,286
Visa, Inc., Class A	852,705	169,441,011
VMware, Inc., Class A	104,636	12,140,915
WEX, Inc. *	23,118	3,565,951
Workday, Inc., Class A *	102,630	16,888,793
Workiva, Inc. *	24,907	1,690,936
Xperi Holding Corp.	54,287	863,706
Yext, Inc. *	58,919	262,190
Zendesk, Inc. *	63,463	4,872,055
Zoom Video Communications, Inc., Class A *	117,480	9,445,392
Zscaler, Inc. *	41,533	6,613,715

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Zuora, Inc., Class A *	66,308	509,245
		2,717,460,552

Technology Hardware & Equipment 8.1%
3D Systems Corp. *	70,003	709,130
908 Devices, Inc. *	10,559	212,764
ADTRAN Holdings, Inc.	39,787	924,650
Advanced Energy Industries, Inc.	19,657	1,765,002
Aeva Technologies, Inc. *	50,070	154,216
AEye, Inc. *(a)	56,515	87,033
Amphenol Corp., Class A	309,816	22,780,771
Apple Inc.	7,964,464	1,252,173,030
Arista Networks, Inc. *	116,352	13,948,278
Arrow Electronics, Inc. *	34,445	3,610,180
Avid Technology, Inc. *	18,578	508,108
Avnet, Inc.	50,856	2,232,070
Badger Meter, Inc.	15,975	1,512,673
Belden, Inc.	22,506	1,473,693
Benchmark Electronics, Inc.	18,784	515,621
Calix, Inc. *	29,359	1,727,777
Casa Systems, Inc. *	15,040	58,355
CDW Corp.	69,916	11,934,661
Cepton, Inc. *	12,932	22,760
Ciena Corp. *	77,763	3,945,695
Cisco Systems, Inc.	2,151,368	96,209,177
Cognex Corp.	90,002	3,789,984
CommScope Holding Co., Inc. *	108,704	1,228,355
Comtech Telecommunications Corp.	13,687	154,526
Corning, Inc.	393,235	13,495,825
Corsair Gaming, Inc. *(a)	16,571	255,028
CTS Corp.	16,790	710,553
Dell Technologies, Inc., Class C	142,776	5,466,893
Diebold Nixdorf, Inc. *	41,165	143,254
ePlus, Inc. *	14,042	661,659
Evolv Technologies Holdings, Inc. *	27,929	63,399
Extreme Networks, Inc. *	71,243	1,020,912
F5, Inc. *	31,190	4,898,701
Fabrinet *	19,012	1,955,194
FARO Technologies, Inc. *	9,738	326,710
Harmonic, Inc. *	57,654	649,184
Hewlett Packard Enterprise Co.	672,067	9,140,111
HP, Inc.	545,153	15,651,343
II-VI, Inc. *	66,684	3,149,485
Infinera Corp. *	119,186	653,139
Inseego Corp. *	41,880	113,076
Insight Enterprises, Inc. *	17,951	1,635,695
IonQ, Inc. *(a)	57,792	343,285
IPG Photonics Corp. *	18,391	1,666,041
Itron, Inc. *	23,447	1,115,608
Jabil, Inc.	73,406	4,426,382
Juniper Networks, Inc.	169,239	4,809,772
Keysight Technologies, Inc. *	94,023	15,409,430
Kimball Electronics, Inc. *	11,930	256,972
Knowles Corp. *	46,044	697,567
Lightwave Logic, Inc. *(a)	51,095	407,227
Littelfuse, Inc.	12,676	3,007,001
Lumentum Holdings, Inc. *	35,684	2,981,398
Methode Electronics, Inc.	19,268	779,583
MicroVision, Inc. *	84,401	408,501
Mirion Technologies, Inc. *	56,785	429,862
Motorola Solutions, Inc.	86,751	21,116,061
Napco Security Technologies, Inc. *	15,200	450,832
National Instruments Corp.	67,680	2,690,957
NetApp, Inc.	115,122	8,303,750
NETGEAR, Inc. *	15,963	376,567
NetScout Systems, Inc. *	38,569	1,224,180
nLight, Inc. *	22,912	286,171
SECURITY	NUMBER OF SHARES	VALUE ($)
Novanta, Inc. *	18,667	2,495,591
OSI Systems, Inc. *	7,872	655,895
Ouster, Inc. *(a)	51,836	77,754
PAR Technology Corp. *	13,596	478,579
PC Connection, Inc.	5,785	287,399
Plexus Corp. *	14,477	1,356,929
Pure Storage, Inc., Class A *	145,138	4,204,648
Ribbon Communications, Inc. *	57,616	202,232
Rogers Corp. *	9,692	2,428,040
Sanmina Corp. *	30,802	1,494,513
ScanSource, Inc. *	12,549	363,545
Seagate Technology Holdings plc	101,659	6,807,087
SmartRent, Inc. *(a)	46,119	148,964
Super Micro Computer, Inc. *	23,016	1,497,881
TD SYNNEX Corp.	21,413	2,061,644
TE Connectivity Ltd.	167,132	21,093,730
Teledyne Technologies, Inc. *	24,271	8,940,466
Trimble, Inc. *	128,775	8,145,019
TTM Technologies, Inc. *	51,311	807,122
Ubiquiti, Inc. (a)	3,049	946,379
Velodyne Lidar, Inc. *	68,124	85,155
ViaSat, Inc. *	38,614	1,466,560
Viavi Solutions, Inc. *	117,139	1,649,317
Vishay Intertechnology, Inc.	68,590	1,349,165
Vontier Corp.	83,217	1,824,117
Western Digital Corp. *	162,490	6,866,827
Xerox Holdings Corp.	62,072	1,031,637
Zebra Technologies Corp., Class A *	27,097	8,173,539
		1,639,795,551

Telecommunication Services 1.1%
Anterix, Inc. *	9,100	386,295
AT&T, Inc.	3,705,926	65,001,942
ATN International, Inc.	5,570	260,955
Bandwidth, Inc., Class A *	11,950	185,225
Charge Enterprises, Inc. *(a)	75,128	182,561
Cogent Communications Holdings, Inc.	22,526	1,199,510
Consolidated Communications Holdings, Inc. *	38,095	218,665
EchoStar Corp., Class A *	20,083	369,728
Frontier Communications Parent, Inc. *	107,967	2,781,230
Globalstar, Inc. *	356,311	712,622
Gogo, Inc. *	35,304	524,617
IDT Corp., Class B *	8,362	213,816
Iridium Communications, Inc. *	66,513	2,952,512
Liberty Global plc, Class A *	90,594	1,829,999
Liberty Global plc, Class C *	154,173	3,285,427
Liberty Latin America Ltd., Class A *	18,894	132,258
Liberty Latin America Ltd., Class C *	79,254	552,400
Lumen Technologies, Inc.	480,954	4,790,302
Radius Global Infrastructure, Inc., Class A *	37,975	522,916
Shenandoah Telecommunications Co.	24,827	553,394
Starry Group Holdings, Inc., Class A *(a)	52,922	119,075
Telephone and Data Systems, Inc.	52,838	859,674
T-Mobile US, Inc. *	304,942	43,899,450
United States Cellular Corp. *	7,821	223,602
Verizon Communications, Inc.	2,173,646	90,880,139
		222,638,314

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Transportation 1.9%
Air Transport Services Group, Inc. *	29,356	884,496
Alaska Air Group, Inc. *	64,753	2,820,641
Allegiant Travel Co. *	7,697	742,760
AMERCO	5,155	2,709,829
American Airlines Group, Inc. *	337,143	4,379,488
ArcBest Corp.	12,285	989,311
Atlas Air Worldwide Holdings, Inc. *	13,827	1,381,594
Avis Budget Group, Inc. *	17,705	2,963,463
C.H. Robinson Worldwide, Inc.	66,293	7,567,346
CSX Corp.	1,127,184	35,675,374
Daseke, Inc. *	31,387	190,205
Delta Air Lines, Inc. *	331,232	10,291,378
Expeditors International of Washington, Inc.	87,426	8,995,261
FedEx Corp.	123,442	26,022,808
Forward Air Corp.	14,025	1,360,986
Frontier Group Holdings, Inc. *(a)	15,020	193,758
GXO Logistics, Inc. *	52,199	2,316,592
Hawaiian Holdings, Inc. *	28,900	433,211
Heartland Express, Inc.	25,271	382,856
Hertz Global Holdings, Inc. *	25,201	465,210
Hub Group, Inc., Class A *	17,876	1,426,683
J.B. Hunt Transport Services, Inc.	43,213	7,519,926
JetBlue Airways Corp. *	165,900	1,292,361
Joby Aviation, Inc. *(a)	133,745	708,848
Kirby Corp. *	31,585	2,118,090
Knight-Swift Transportation Holdings, Inc.	84,833	4,284,915
Landstar System, Inc.	19,652	2,881,573
Lyft, Inc., Class A *	158,258	2,331,140
Marten Transport Ltd.	31,585	625,699
Matson, Inc.	20,742	1,527,856
Norfolk Southern Corp.	123,601	30,051,111
Old Dominion Freight Line, Inc.	47,481	12,886,818
Ryder System, Inc.	26,430	2,020,309
Saia, Inc. *	13,531	2,798,617
Schneider National, Inc., Class B	20,507	468,790
SkyWest, Inc. *	25,500	542,895
Southwest Airlines Co. *	306,759	11,258,055
Spirit Airlines, Inc. *	57,559	1,305,438
Sun Country Airlines Holdings, Inc. *	15,584	310,433
TuSimple Holdings, Inc., Class A *	16,967	121,993
Uber Technologies, Inc. *	875,313	25,174,002
Union Pacific Corp.	325,392	73,053,758
United Airlines Holdings, Inc. *	169,192	5,923,412
United Parcel Service, Inc., Class B	380,429	73,997,245
Universal Logistics Holdings, Inc.	4,468	163,127
Werner Enterprises, Inc.	30,144	1,199,430
Wheels Up Experience, Inc. *	89,670	167,683
XPO Logistics, Inc. *	50,724	2,658,952
		379,585,726

Utilities 3.0%
ALLETE, Inc.	29,808	1,764,037
Alliant Energy Corp.	129,578	7,909,441
Altus Power, Inc. *(a)	20,589	215,773
Ameren Corp.	133,701	12,383,387
American Electric Power Co., Inc.	265,711	26,624,242
American States Water Co.	18,999	1,576,347
American Water Works Co., Inc.	93,957	13,947,917
Atmos Energy Corp.	72,542	8,224,812
Avangrid, Inc.	36,348	1,795,591
Avista Corp.	38,079	1,547,150
Black Hills Corp.	33,102	2,498,539
California Water Service Group	28,400	1,662,252
SECURITY	NUMBER OF SHARES	VALUE ($)
CenterPoint Energy, Inc.	328,269	10,350,322
Chesapeake Utilities Corp.	9,295	1,173,958
Clearway Energy, Inc., Class A	17,765	612,537
Clearway Energy, Inc., Class C	42,031	1,559,350
CMS Energy Corp.	150,988	10,197,729
Consolidated Edison, Inc.	183,311	17,916,817
Constellation Energy Corp.	169,044	13,792,300
Dominion Energy, Inc.	420,337	34,383,567
DTE Energy Co.	100,033	13,038,301
Duke Energy Corp.	399,359	42,695,471
Edison International	197,081	13,356,179
Entergy Corp.	105,156	12,124,487
Essential Utilities, Inc.	118,814	5,839,708
Evergy, Inc.	119,401	8,182,551
Eversource Energy	178,384	15,999,261
Exelon Corp.	508,603	22,332,758
FirstEnergy Corp.	295,134	11,672,550
Hawaiian Electric Industries, Inc.	57,200	2,237,664
IDACORP, Inc.	26,010	2,841,332
MGE Energy, Inc.	18,634	1,435,191
Middlesex Water Co.	9,149	812,157
Montauk Renewables, Inc. *	31,689	562,480
National Fuel Gas Co.	48,226	3,437,067
New Jersey Resources Corp.	50,176	2,214,769
NextEra Energy, Inc.	1,017,001	86,506,105
NiSource, Inc.	210,565	6,213,773
Northwest Natural Holding Co.	18,032	858,503
NorthWestern Corp.	27,973	1,482,010
NRG Energy, Inc.	123,985	5,118,101
OGE Energy Corp.	103,686	4,203,430
ONE Gas, Inc.	28,075	2,197,430
Ormat Technologies, Inc.	22,930	2,143,496
Otter Tail Corp.	21,175	1,599,559
PG&E Corp. *	777,547	9,587,154
Pinnacle West Capital Corp.	58,268	4,390,494
PNM Resources, Inc.	44,363	2,104,137
Portland General Electric Co.	45,959	2,374,702
PPL Corp.	379,522	11,036,500
Public Service Enterprise Group, Inc.	258,473	16,635,322
Sempra Energy	163,064	26,900,668
SJW Group	14,865	955,819
South Jersey Industries, Inc.	65,763	2,226,078
Southwest Gas Holdings, Inc.	34,415	2,679,208
Spire, Inc.	27,059	1,891,153
Sunnova Energy International, Inc. *	50,582	1,275,678
The AES Corp.	347,413	8,841,661
The Southern Co.	549,562	42,354,743
The York Water Co.	7,252	318,870
UGI Corp.	110,336	4,358,272
Unitil Corp.	7,964	414,845
Vistra Corp.	223,009	5,519,473
WEC Energy Group, Inc.	163,883	16,902,893
Xcel Energy, Inc.	282,719	20,991,886
		620,999,957
Total Common Stocks (Cost $14,089,183,224)		20,328,597,548

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBEROF SHARES	VALUE ($)
SHORT-TERM INVESTMENTS 0.3% OF NET ASSETS

Money Market Funds 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.25% (c)	16,056,745	16,056,745
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.25% (c)(d)	46,023,510	46,023,510
		62,080,255
Total Short-Term Investments (Cost $62,080,255)		62,080,255
Total Investments in Securities (Cost $14,151,263,479)		20,390,677,803
	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
S&P 500 Index, e-mini, expires 09/16/22	130	25,717,250	(1,791,489)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $44,474,433.
(b)	Issuer is affiliated with the fund’s investment adviser.
(c)	The rate shown is the 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

REIT —	Real Estate Investment Trust

Below is a summary of the fund’s transactions with affiliated issuers during the period ended August 31, 2022:
SECURITY	VALUE AT 8/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 8/31/22	BALANCE OF SHARES HELD AT 8/31/22	DIVIDENDS RECEIVED
COMMON STOCKS 0.3% OF NET ASSETS

Diversified Financials 0.3%
The Charles Schwab Corp.	$52,840,291	$6,446,416	($2,659,470)	$825,580	($2,305,794)	$55,147,023	777,266	$605,302

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$20,328,597,548	$—	$—	$20,328,597,548
Short-Term Investments[1]	62,080,255	—	—	62,080,255
Liabilities
Futures Contracts[2]	(1,791,489)	—	—	(1,791,489)
Total	$20,388,886,314	$—	$—	$20,388,886,314

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Statement of Assets and Liabilities

As of August 31, 2022
Assets
Investments in securities, at value - affiliated (cost $33,146,543)		$55,147,023
Investments in securities, at value - unaffiliated (cost $14,118,116,936) including securities on loan of $44,474,433		20,335,530,780
Cash		39,558
Deposit with broker for futures contracts		2,710,400
Receivables:
Investments sold		33,767,954
Dividends		30,522,457
Income from securities on loan	+	366,308
Total assets		20,458,084,480
Liabilities
Collateral held for securities on loan		46,023,510
Payables:
Fund shares redeemed		35,123,564
Investments bought		16,118,588
Management fees		548,803
Variation margin on futures contracts	+	182,671
Total liabilities		97,997,136
Net assets		$20,360,087,344
Net Assets by Source
Capital received from investors		$14,394,014,519
Total distributable earnings	+	5,966,072,825
Net assets		$20,360,087,344

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$20,360,087,344		438,000,000		$46.48

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Statement of Operations

For the period September 1, 2021 through August 31, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $71,586)		$305,352,490
Dividends received from securities - affiliated		605,302
Securities on loan, net	+	2,931,776
Total investment income		308,889,568
Expenses
Management fees		6,583,185
Proxy fees[1]	+	236,537
Total expenses	–	6,819,722
Net investment income		302,069,846
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - affiliated		(90,216)
Net realized losses on sales of securities - unaffiliated		(79,968,837)
Net realized gains on sales of in-kind redemptions - affiliated		915,796
Net realized gains on sales of in-kind redemptions - unaffiliated		327,711,036
Net realized losses on futures contracts	+	(1,575,256)
Net realized gains		246,992,523
Net change in unrealized appreciation (depreciation) on securities - affiliated		(2,305,794)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(3,682,885,505)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(2,714,117)
Net change in unrealized appreciation (depreciation)	+	(3,687,905,416)
Net realized and unrealized losses		(3,440,912,893)
Decrease in net assets resulting from operations		($3,138,843,047)

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Broad Market ETF
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	9/1/21-8/31/22		9/1/20-8/31/21
Net investment income		$302,069,846	$270,646,770
Net realized gains		246,992,523	362,142,303
Net change in unrealized appreciation (depreciation)	+	(3,687,905,416)	4,858,261,799
Increase (decrease) in net assets resulting from operations		($3,138,843,047)	$5,491,050,872
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($301,551,265)	($289,355,570)

TRANSACTIONS IN FUND SHARES1
	9/1/21-8/31/22			9/1/20-8/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		39,500,000	$1,995,061,518	29,100,000	$1,370,669,029
Shares redeemed	+	(11,400,000)	(562,808,987)	(16,600,000)	(752,664,118)
Net transactions in fund shares		28,100,000	$1,432,252,531	12,500,000	$618,004,911
SHARES OUTSTANDING AND NET ASSETS1
	9/1/21-8/31/22			9/1/20-8/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		409,900,000	$22,368,229,125	397,400,000	$16,548,528,912
Total increase (decrease)	+	28,100,000	(2,008,141,781)	12,500,000	5,819,700,213
End of period		438,000,000	$20,360,087,344	409,900,000	$22,368,229,125

[1]	For the period ended August 31, 2022, and the prior report period, transactions in fund shares have been retroactively adjusted to reflect a 2-for-1 share split effective after market close on March 10, 2022. The retroactive adjustment of the share split does not change the transaction in fund share values (see financial note 12 for additional information).

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab 1000 Index ETF
Financial Statements
FINANCIAL HIGHLIGHTS
	9/1/21– 8/31/22	9/1/20– 8/31/21	9/1/19– 8/31/20	9/1/18– 8/31/19	10/11/17 [1]– 8/31/18
Per-Share Data
Net asset value at beginning of period	$44.81	$34.50	$28.80	$28.62	$25.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.57	0.56	0.61	0.57	0.44
Net realized and unrealized gains (losses)	(6.51)	10.32	5.67	0.10	3.47
Total from investment operations	(5.94)	10.88	6.28	0.67	3.91
Less distributions:
Distributions from net investment income	(0.57)	(0.57)	(0.58)	(0.49)	(0.29)
Net asset value at end of period	$38.30	$44.81	$34.50	$28.80	$28.62
Total return	(13.36%)	31.95%	22.25%	2.42%	15.72% [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.05% [4]	0.05%	0.05%	0.05%	0.05% [5]
Net investment income (loss)	1.36%	1.43%	2.03%	2.06%	1.87% [5]
Portfolio turnover rate[6]	4%	5%	5%	5%	3% [3]
Net assets, end of period (x 1,000,000)	$2,235	$2,090	$1,145	$838	$486

[1]	Commencement of operations.
[2]	Calculated based on the average shares outstanding during the period.
[3]	Not annualized.
[4]	Ratio includes less than 0.005% of non-routine proxy expenses.
[5]	Annualized.
[6]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab 1000 Index ETF
Portfolio Holdings  as of August 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.8% OF NET ASSETS

Automobiles & Components 2.4%
Aptiv plc *	16,392	1,531,505
Autoliv, Inc.	4,714	366,702
BorgWarner, Inc.	14,421	543,672
Ford Motor Co.	238,481	3,634,450
Fox Factory Holding Corp. *	2,546	237,313
General Motors Co.	88,068	3,365,078
Gentex Corp.	14,143	385,963
Harley-Davidson, Inc.	8,855	341,537
Lear Corp.	3,589	497,579
QuantumScape Corp. *(a)	15,339	169,189
Tesla, Inc. *	151,972	41,885,003
Thor Industries, Inc.	3,327	269,520
		53,227,511

Banks 3.6%
Bank of America Corp.	428,023	14,385,853
Bank OZK	6,778	274,712
BOK Financial Corp.	1,818	161,566
Citigroup, Inc.	117,236	5,722,289
Citizens Financial Group, Inc.	29,591	1,085,398
Comerica, Inc.	7,912	635,334
Commerce Bancshares, Inc.	6,595	453,538
Cullen/Frost Bankers, Inc.	3,438	446,802
East West Bancorp, Inc.	8,515	614,528
Essent Group Ltd.	6,463	258,455
Fifth Third Bancorp	41,456	1,415,722
First Citizens BancShares, Inc., Class A	797	647,132
First Financial Bankshares, Inc.	7,684	326,647
First Horizon Corp.	32,251	729,518
First Republic Bank	10,809	1,641,130
Huntington Bancshares, Inc.	87,091	1,167,019
JPMorgan Chase & Co.	177,281	20,162,168
KeyCorp	56,372	997,221
M&T Bank Corp.	10,843	1,971,040
MGIC Investment Corp.	18,922	270,395
New York Community Bancorp, Inc.	28,330	277,351
Pinnacle Financial Partners, Inc.	4,591	370,540
Popular, Inc.	4,637	358,069
Prosperity Bancshares, Inc.	5,556	393,809
Regions Financial Corp.	56,449	1,223,250
Signature Bank	3,779	658,906
SVB Financial Group *	3,548	1,442,333
Synovus Financial Corp.	8,805	353,609
TFS Financial Corp.	2,777	39,711
The PNC Financial Services Group, Inc.	24,959	3,943,522
Truist Financial Corp.	80,370	3,764,531
U.S. Bancorp	81,693	3,726,018
Valley National Bancorp	25,148	292,220
Wells Fargo & Co.	228,758	9,999,012
Western Alliance Bancorp	6,490	497,913
SECURITY	NUMBER OF SHARES	VALUE ($)
Zions Bancorp NA	9,188	505,616
		81,212,877

Capital Goods 5.6%
3M Co.	34,346	4,270,925
A.O. Smith Corp.	7,859	443,641
Acuity Brands, Inc.	2,078	340,647
Advanced Drainage Systems, Inc.	3,419	463,958
AECOM	8,515	622,872
AGCO Corp.	3,683	400,379
Allegion plc	5,262	500,416
AMETEK, Inc.	13,916	1,672,147
Axon Enterprise, Inc. *	4,294	501,024
Builders FirstSource, Inc. *	10,460	613,061
BWX Technologies, Inc.	5,514	287,445
Carlisle Cos., Inc.	3,119	922,163
Carrier Global Corp.	51,254	2,005,056
Caterpillar, Inc.	32,199	5,947,477
ChargePoint Holdings, Inc. *(a)	10,829	176,188
Chart Industries, Inc. *	2,157	418,156
Crane Holdings Co.	2,836	267,605
Cummins, Inc.	8,519	1,834,737
Deere & Co.	16,847	6,153,367
Donaldson Co., Inc.	7,406	380,298
Dover Corp.	8,710	1,088,402
Eaton Corp. plc	24,087	3,291,248
EMCOR Group, Inc.	3,089	367,344
Emerson Electric Co.	35,853	2,930,624
Esab Corp.	2,690	110,532
Fastenal Co.	34,675	1,745,193
Fortive Corp.	21,658	1,371,601
Fortune Brands Home & Security, Inc.	7,852	482,348
Generac Holdings, Inc. *	3,858	850,342
General Dynamics Corp.	13,887	3,179,151
General Electric Co.	66,418	4,877,738
Graco, Inc.	10,170	649,253
HEICO Corp.	2,555	389,126
HEICO Corp., Class A	4,513	553,203
Honeywell International, Inc.	41,080	7,778,498
Howmet Aerospace, Inc.	22,703	804,367
Hubbell, Inc.	3,237	667,793
Huntington Ingalls Industries, Inc.	2,411	555,157
IDEX Corp.	4,572	919,932
Illinois Tool Works, Inc.	17,114	3,334,321
Ingersoll Rand, Inc.	24,547	1,162,791
ITT, Inc.	5,014	363,665
Johnson Controls International plc	42,040	2,276,046
L3Harris Technologies, Inc.	11,632	2,654,306
Lennox International, Inc.	1,983	476,158
Lincoln Electric Holdings, Inc.	3,507	479,372
Lockheed Martin Corp.	14,298	6,006,733
Masco Corp.	14,244	724,592
MasTec, Inc. *	3,461	278,610
MDU Resources Group, Inc.	12,244	369,157
Nordson Corp.	3,242	736,485
Northrop Grumman Corp.	8,808	4,210,136

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab 1000 Index ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
nVent Electric plc	10,005	329,765
Oshkosh Corp.	3,946	314,733
Otis Worldwide Corp.	25,538	1,844,354
Owens Corning	5,866	479,428
PACCAR, Inc.	21,018	1,839,285
Parker-Hannifin Corp.	7,743	2,051,895
Pentair plc	9,916	441,262
Plug Power, Inc. *	31,396	880,344
Quanta Services, Inc.	8,669	1,224,930
Raytheon Technologies Corp.	89,757	8,055,691
RBC Bearings, Inc. *	1,731	416,617
Regal Rexnord Corp.	4,053	557,652
Rockwell Automation, Inc.	7,012	1,661,423
Sensata Technologies Holding plc	9,467	381,331
SiteOne Landscape Supply, Inc. *	2,727	341,311
Snap-on, Inc.	3,223	702,163
Stanley Black & Decker, Inc.	9,129	804,265
Sunrun, Inc. *	12,621	416,872
Textron, Inc.	12,978	809,568
The AZEK Co., Inc. *	6,829	124,629
The Boeing Co. *	33,579	5,381,035
The Middleby Corp. *	3,256	468,278
The Timken Co.	4,057	255,550
The Toro Co.	6,327	524,698
Trane Technologies plc	14,095	2,171,617
TransDigm Group, Inc.	3,122	1,874,418
Trex Co., Inc. *	6,836	319,856
United Rentals, Inc. *	4,318	1,261,029
Vertiv Holdings Co.	18,124	208,970
Virgin Galactic Holdings, Inc. *(a)	10,542	62,303
W.W. Grainger, Inc.	2,593	1,438,959
Watsco, Inc.	1,990	541,340
WESCO International, Inc. *	2,674	352,112
Westinghouse Air Brake Technologies Corp.	10,990	963,273
WillScot Mobile Mini Holdings Corp. *	13,413	538,398
Woodward, Inc.	3,653	339,985
Xylem, Inc.	10,897	992,717
Zurn Water Solutions Corp.	7,500	206,850
		125,484,692

Commercial & Professional Services 1.0%
ASGN, Inc. *	3,079	297,739
Booz Allen Hamilton Holding Corp.	8,017	767,227
CACI International, Inc., Class A *	1,420	398,835
Cintas Corp.	5,238	2,131,028
Clarivate plc *	23,420	273,311
Clean Harbors, Inc. *	3,028	355,548
Copart, Inc. *	12,901	1,543,605
CoStar Group, Inc. *	23,890	1,663,700
Dun & Bradstreet Holdings, Inc.	9,336	133,038
Equifax, Inc.	7,376	1,392,220
Exponent, Inc.	3,141	294,814
IAA, Inc. *	8,003	298,192
Jacobs Solutions, Inc.	7,768	967,737
KBR, Inc.	8,434	407,362
Leidos Holdings, Inc.	8,249	784,068
ManpowerGroup, Inc.	3,204	234,917
MSA Safety, Inc.	2,184	259,590
Nielsen Holdings plc	21,801	606,940
Republic Services, Inc.	12,561	1,792,706
Robert Half International, Inc.	6,699	515,622
Rollins, Inc.	13,615	459,642
Stericycle, Inc. *	5,533	277,148
Tetra Tech, Inc.	3,245	440,704
TransUnion	11,636	859,551
TriNet Group, Inc. *	2,245	184,988
SECURITY	NUMBER OF SHARES	VALUE ($)
Upwork, Inc. *	7,449	129,613
Verisk Analytics, Inc.	9,545	1,786,442
Waste Management, Inc.	23,050	3,896,142
		23,152,429

Consumer Durables & Apparel 1.1%
Brunswick Corp.	4,555	340,304
Callaway Golf Co. *	7,140	158,008
Capri Holdings Ltd. *	8,894	419,619
Columbia Sportswear Co.	2,039	145,258
Crocs, Inc. *	3,702	272,837
D.R. Horton, Inc.	19,290	1,372,483
Deckers Outdoor Corp. *	1,630	524,159
Garmin Ltd.	9,210	814,993
Hanesbrands, Inc.	21,233	184,939
Hasbro, Inc.	7,926	624,727
Helen of Troy Ltd. *	1,414	174,813
Leggett & Platt, Inc.	8,121	310,385
Lennar Corp., Class A	15,638	1,211,163
Lululemon Athletica, Inc. *	7,036	2,110,519
Mattel, Inc. *	21,297	471,090
Mohawk Industries, Inc. *	3,113	343,551
Newell Brands, Inc.	22,235	396,895
NIKE, Inc., Class B	76,599	8,153,963
NVR, Inc. *	184	761,771
Peloton Interactive, Inc., Class A *	18,788	191,450
Polaris, Inc.	3,380	382,853
PulteGroup, Inc.	14,327	582,536
PVH Corp.	4,032	226,800
Ralph Lauren Corp.	2,806	256,272
Skechers U.S.A., Inc., Class A *	8,216	310,565
Tapestry, Inc.	15,204	528,035
Tempur Sealy International, Inc.	10,603	265,181
Toll Brothers, Inc.	6,717	294,137
TopBuild Corp. *	1,975	362,926
VF Corp.	19,438	805,705
Whirlpool Corp.	3,376	528,682
YETI Holdings, Inc. *	5,184	191,238
		23,717,857

Consumer Services 2.1%
ADT, Inc.	13,788	100,515
Airbnb, Inc., Class A *	23,047	2,607,077
Aramark	15,633	558,254
Booking Holdings, Inc. *	2,452	4,599,486
Boyd Gaming Corp.	4,818	262,244
Bright Horizons Family Solutions, Inc. *	3,594	245,111
Caesars Entertainment, Inc. *	12,878	555,299
Carnival Corp. *	58,785	556,106
Chegg, Inc. *	7,580	149,174
Chipotle Mexican Grill, Inc. *	1,681	2,684,221
Choice Hotels International, Inc.	1,960	224,832
Churchill Downs, Inc.	2,068	407,582
Coursera, Inc. *	4,982	57,293
Darden Restaurants, Inc.	7,547	933,639
Domino’s Pizza, Inc.	2,161	803,589
DraftKings, Inc., Class A *	21,615	347,137
Expedia Group, Inc. *	9,158	940,069
Hilton Grand Vacations, Inc. *	5,430	221,435
Hilton Worldwide Holdings, Inc.	16,789	2,138,247
Las Vegas Sands Corp. *	20,714	779,468
Marriott International, Inc., Class A	16,574	2,548,087
Marriott Vacations Worldwide Corp.	2,525	359,611
McDonald’s Corp.	44,629	11,259,004
MGM Resorts International	21,332	696,276
Norwegian Cruise Line Holdings Ltd. *	25,462	333,043

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab 1000 Index ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Penn National Gaming, Inc. *	9,835	307,147
Planet Fitness, Inc., Class A *	5,094	345,119
Royal Caribbean Cruises Ltd. *	13,524	552,455
Scientific Games Corp., Class A *	5,762	283,663
Service Corp. International	9,566	590,318
Starbucks Corp.	69,224	5,819,662
Terminix Global Holdings, Inc. *	7,356	313,733
Texas Roadhouse, Inc.	4,114	365,159
The Wendy's Co.	10,283	197,228
Vail Resorts, Inc.	2,441	548,444
Wingstop, Inc.	1,790	203,809
Wyndham Hotels & Resorts, Inc.	5,583	364,793
Wynn Resorts Ltd. *	6,373	386,140
Yum! Brands, Inc.	17,196	1,912,883
		46,557,352

Diversified Financials 5.3%
Affiliated Managers Group, Inc.	2,335	297,386
AGNC Investment Corp.	31,852	380,631
Ally Financial, Inc.	19,450	645,740
American Express Co.	36,794	5,592,688
Ameriprise Financial, Inc.	6,630	1,776,906
Annaly Capital Management, Inc.	100,093	645,600
Apollo Global Management, Inc.	22,528	1,252,106
Ares Management Corp., Class A	10,391	770,389
Berkshire Hathaway, Inc., Class B *	109,212	30,666,730
BlackRock, Inc.	8,596	5,728,288
Blackstone, Inc.	42,266	3,970,468
Capital One Financial Corp.	23,742	2,512,378
Cboe Global Markets, Inc.	6,401	755,126
CME Group, Inc.	21,686	4,241,998
Coinbase Global, Inc., Class A *(a)	2,026	135,337
Credit Acceptance Corp. *	448	238,372
Discover Financial Services	16,957	1,704,009
Equitable Holdings, Inc.	21,380	636,055
Evercore, Inc., Class A	2,446	229,166
FactSet Research Systems, Inc.	2,270	983,682
Franklin Resources, Inc.	16,896	440,479
Interactive Brokers Group, Inc., Class A	5,317	327,474
Intercontinental Exchange, Inc.	33,665	3,395,115
Invesco Ltd.	20,296	334,275
Janus Henderson Group plc	10,105	236,457
Jefferies Financial Group, Inc.	11,460	367,751
KKR & Co., Inc.	35,823	1,811,211
Lazard Ltd., Class A	6,762	245,799
LPL Financial Holdings, Inc.	4,816	1,065,925
MarketAxess Holdings, Inc.	2,269	564,051
Moody's Corp.	9,680	2,754,154
Morgan Stanley	84,443	7,196,232
Morningstar, Inc.	1,413	322,150
MSCI, Inc.	4,889	2,196,334
Nasdaq, Inc.	20,885	1,243,284
Northern Trust Corp.	12,587	1,196,898
OneMain Holdings, Inc.	6,427	224,495
Raymond James Financial, Inc.	11,727	1,223,947
Rithm Capital Corp.	28,204	265,964
S&P Global, Inc.	20,935	7,372,888
SEI Investments Co.	6,304	344,829
SLM Corp.	16,182	247,261
Starwood Property Trust, Inc.	18,468	423,471
State Street Corp.	22,200	1,517,370
Stifel Financial Corp.	6,388	378,872
Synchrony Financial	30,218	989,640
T. Rowe Price Group, Inc.	13,723	1,646,760
The Bank of New York Mellon Corp.	44,810	1,860,959
The Carlyle Group, Inc.	8,533	277,579
The Charles Schwab Corp. (b)	90,621	6,429,560
SECURITY	NUMBER OF SHARES	VALUE ($)
The Goldman Sachs Group, Inc.	20,721	6,893,255
Tradeweb Markets, Inc., Class A	6,448	448,716
Upstart Holdings, Inc. *(a)	3,080	79,772
Voya Financial, Inc.	6,150	378,410
		117,864,392

Energy 4.5%
APA Corp.	20,387	797,335
Baker Hughes Co.	56,409	1,424,891
Cheniere Energy, Inc.	14,282	2,287,691
Chesapeake Energy Corp.	6,841	687,452
Chevron Corp.	118,597	18,745,442
ConocoPhillips	78,096	8,547,607
Continental Resources, Inc.	3,514	245,383
Coterra Energy, Inc.	48,582	1,501,670
Devon Energy Corp.	36,997	2,612,728
Diamondback Energy, Inc.	10,305	1,373,450
EOG Resources, Inc.	35,350	4,287,955
EQT Corp.	17,830	852,274
Exxon Mobil Corp.	254,268	24,305,478
Halliburton Co.	54,546	1,643,471
Hess Corp.	16,741	2,021,978
Kinder Morgan, Inc.	117,606	2,154,542
Marathon Oil Corp.	42,693	1,092,514
Marathon Petroleum Corp.	32,676	3,292,107
New Fortress Energy, Inc.	2,563	146,988
Occidental Petroleum Corp.	53,786	3,818,806
ONEOK, Inc.	27,009	1,653,761
Ovintiv, Inc.	15,591	828,506
Phillips 66	29,027	2,596,755
Pioneer Natural Resources Co.	13,581	3,438,981
Schlumberger N.V.	85,237	3,251,791
Targa Resources Corp.	13,768	939,391
Texas Pacific Land Corp.	369	679,130
The Williams Cos., Inc.	73,421	2,498,517
Valero Energy Corp.	24,611	2,882,440
		100,609,034

Food & Staples Retailing 1.5%
Albertsons Cos., Inc., Class A	6,388	175,734
BJ's Wholesale Club Holdings, Inc. *	8,173	608,807
Casey's General Stores, Inc.	2,239	478,631
Costco Wholesale Corp.	26,738	13,959,910
Performance Food Group Co. *	9,355	467,563
Sysco Corp.	30,791	2,531,636
The Kroger Co.	39,654	1,901,013
US Foods Holding Corp. *	13,452	411,900
Walgreens Boots Alliance, Inc.	43,236	1,515,854
Walmart, Inc.	84,757	11,234,540
		33,285,588

Food, Beverage & Tobacco 3.4%
Altria Group, Inc.	109,343	4,933,556
Archer-Daniels-Midland Co.	33,947	2,983,602
Beyond Meat, Inc. *(a)	3,558	86,815
Brown-Forman Corp., Class B	11,011	800,500
Bunge Ltd.	9,164	908,794
Campbell Soup Co.	12,145	611,865
Celsius Holdings, Inc. *	2,340	242,167
Conagra Brands, Inc.	29,044	998,533
Constellation Brands, Inc., Class A	9,808	2,413,258
Darling Ingredients, Inc. *	9,791	744,703
Freshpet, Inc. *	2,834	123,364
General Mills, Inc.	36,330	2,790,144
Hormel Foods Corp.	17,070	858,280

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab 1000 Index ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Ingredion, Inc.	3,962	344,971
Kellogg Co.	15,308	1,113,504
Keurig Dr Pepper, Inc.	44,472	1,695,273
Lamb Weston Holdings, Inc.	8,739	695,013
McCormick & Co., Inc. Non Voting Shares	15,111	1,270,382
Molson Coors Beverage Co., Class B	11,401	589,090
Mondelez International, Inc., Class A	83,514	5,166,176
Monster Beverage Corp. *	22,700	2,016,441
PepsiCo, Inc.	83,466	14,378,688
Philip Morris International, Inc.	93,571	8,935,095
Pilgrim's Pride Corp. *	2,825	80,428
Post Holdings, Inc. *	3,379	299,920
The Boston Beer Co., Inc., Class A *	568	191,461
The Coca-Cola Co.	235,473	14,531,039
The Hershey Co.	8,791	1,975,074
The J.M. Smucker Co.	6,551	917,074
The Kraft Heinz Co.	42,781	1,600,009
Tyson Foods, Inc., Class A	17,588	1,325,783
		75,621,002

Health Care Equipment & Services 6.0%
Abbott Laboratories	105,688	10,848,873
ABIOMED, Inc. *	2,753	713,798
Acadia Healthcare Co., Inc. *	5,416	443,733
agilon health, Inc. *	2,999	62,319
Align Technology, Inc. *	4,424	1,078,129
Amedisys, Inc. *	1,949	230,859
AmerisourceBergen Corp.	9,071	1,329,446
AMN Healthcare Services, Inc. *	2,675	274,562
Baxter International, Inc.	30,410	1,747,359
Becton Dickinson & Co.	17,206	4,343,138
Boston Scientific Corp. *	86,224	3,475,689
Cardinal Health, Inc.	16,454	1,163,627
Centene Corp. *	35,296	3,167,463
Certara, Inc. *	6,312	98,909
Change Healthcare, Inc. *	15,246	374,594
Chemed Corp.	894	425,714
Cigna Corp.	19,155	5,429,485
CVS Health Corp.	79,167	7,770,241
DaVita, Inc. *	3,675	313,441
Dentsply Sirona, Inc.	12,949	424,339
DexCom, Inc. *	23,700	1,948,377
Edwards Lifesciences Corp. *	37,500	3,378,750
Elevance Health, Inc.	14,548	7,057,380
Embecta Corp.	3,587	114,497
Encompass Health Corp.	6,042	293,460
Enhabit, Inc. *	2,981	49,485
Enovis Corp. *	2,811	142,377
Envista Holdings Corp. *	9,791	363,148
Globus Medical, Inc., Class A *	4,770	282,336
Guardant Health, Inc. *	6,214	311,073
HCA Healthcare, Inc.	13,733	2,717,349
HealthEquity, Inc. *	5,038	332,911
Henry Schein, Inc. *	8,306	609,743
Hologic, Inc. *	15,056	1,017,183
Humana, Inc.	7,628	3,675,018
IDEXX Laboratories, Inc. *	5,075	1,764,171
Inspire Medical Systems, Inc. *	1,670	319,788
Insulet Corp. *	4,188	1,069,908
Integra LifeSciences Holdings Corp. *	4,284	204,390
Intuitive Surgical, Inc. *	21,644	4,453,037
Invitae Corp. *	12,348	37,538
Laboratory Corp. of America Holdings	5,591	1,259,485
LHC Group, Inc. *	1,849	298,558
Masimo Corp. *	3,086	453,303
McKesson Corp.	8,766	3,217,122
SECURITY	NUMBER OF SHARES	VALUE ($)
Medtronic plc	81,012	7,122,575
Molina Healthcare, Inc. *	3,543	1,195,302
Novocure Ltd. *	5,377	441,613
Oak Street Health, Inc. *	8,590	225,058
Omnicell, Inc. *	2,652	271,273
Penumbra, Inc. *	2,107	345,906
Quest Diagnostics, Inc.	7,077	886,819
QuidelOrtho Corp. *	3,007	238,335
R1 RCM, Inc. *	8,026	175,368
ResMed, Inc.	8,810	1,937,495
Shockwave Medical, Inc. *	2,150	638,249
STAAR Surgical Co. *	2,897	274,027
STERIS plc	6,034	1,215,127
Stryker Corp.	20,302	4,165,970
Tandem Diabetes Care, Inc. *	3,866	176,831
Teladoc Health, Inc. *	9,625	298,952
Teleflex, Inc.	2,830	640,316
Tenet Healthcare Corp. *	6,476	365,894
The Cooper Cos., Inc.	2,975	855,134
UnitedHealth Group, Inc.	56,623	29,406,023
Universal Health Services, Inc., Class B	4,014	392,730
Veeva Systems, Inc., Class A *	8,431	1,680,467
Zimmer Biomet Holdings, Inc.	12,652	1,345,161
Zimvie, Inc. *	1,238	18,842
		133,399,572

Household & Personal Products 1.5%
Church & Dwight Co., Inc.	14,671	1,228,109
Colgate-Palmolive Co.	50,585	3,956,253
Coty, Inc., Class A *	20,720	155,607
Herbalife Nutrition Ltd. *	5,628	146,835
Kimberly-Clark Corp.	20,334	2,592,992
Reynolds Consumer Products, Inc.	3,406	95,130
The Clorox Co.	7,405	1,068,838
The Estee Lauder Cos., Inc., Class A	14,004	3,562,337
The Procter & Gamble Co.	144,812	19,975,367
		32,781,468

Insurance 2.2%
Aflac, Inc.	35,816	2,128,187
Alleghany Corp. *	800	672,944
American Financial Group, Inc.	4,023	513,657
American International Group, Inc.	47,852	2,476,341
Aon plc, Class A	12,801	3,574,807
Arch Capital Group Ltd. *	22,750	1,040,130
Arthur J. Gallagher & Co.	12,671	2,300,673
Assurant, Inc.	3,237	513,032
Brown & Brown, Inc.	14,097	888,675
Chubb Ltd.	25,571	4,834,198
Cincinnati Financial Corp.	9,016	874,191
CNA Financial Corp.	1,684	64,767
Erie Indemnity Co., Class A	1,487	319,601
Everest Re Group Ltd.	2,369	637,379
Fidelity National Financial, Inc.	16,884	660,164
First American Financial Corp.	6,520	348,820
Globe Life, Inc.	5,487	533,282
Lincoln National Corp.	9,734	448,348
Loews Corp.	11,726	648,565
Markel Corp. *	808	964,841
Marsh & McLennan Cos., Inc.	30,303	4,889,995
MetLife, Inc.	41,683	2,681,467
Old Republic International Corp.	17,211	375,888
Primerica, Inc.	2,345	297,229
Principal Financial Group, Inc.	14,179	1,060,022
Prudential Financial, Inc.	22,651	2,168,833
Reinsurance Group of America, Inc.	4,056	508,460

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab 1000 Index ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
RenaissanceRe Holdings Ltd.	2,646	357,898
The Allstate Corp.	16,578	1,997,649
The Hartford Financial Services Group, Inc.	19,876	1,278,226
The Progressive Corp.	35,309	4,330,649
The Travelers Cos., Inc.	14,489	2,342,002
Unum Group	12,123	458,856
W.R. Berkley Corp.	12,593	816,026
Willis Towers Watson plc	6,731	1,392,173
		49,397,975

Materials 2.7%
Air Products and Chemicals, Inc.	13,370	3,375,257
Albemarle Corp.	7,064	1,892,870
Alcoa Corp.	11,110	549,723
Amcor plc	90,645	1,088,647
AptarGroup, Inc.	3,973	408,464
Ashland, Inc.	3,074	312,810
Avery Dennison Corp.	4,916	902,676
Axalta Coating Systems Ltd. *	12,519	322,364
Ball Corp.	19,352	1,080,035
Berry Global Group, Inc. *	7,810	424,317
Celanese Corp.	6,505	721,144
CF Industries Holdings, Inc.	12,587	1,302,251
Cleveland-Cliffs, Inc. *	28,942	499,828
Corteva, Inc.	43,738	2,686,825
Crown Holdings, Inc.	7,396	670,004
Diversey Holdings Ltd. *	2,577	15,797
Dow, Inc.	43,906	2,239,206
DuPont de Nemours, Inc.	30,666	1,706,256
Eagle Materials, Inc.	2,414	288,763
Eastman Chemical Co.	7,799	709,709
Ecolab, Inc.	14,974	2,453,191
Element Solutions, Inc.	13,105	244,670
FMC Corp.	7,616	823,137
Freeport-McMoRan, Inc.	87,359	2,585,826
Graphic Packaging Holding Co.	17,197	382,977
Huntsman Corp.	12,014	336,632
International Flavors & Fragrances, Inc.	15,361	1,697,083
International Paper Co.	22,379	931,414
Linde plc	30,385	8,594,701
Louisiana-Pacific Corp.	4,937	267,734
LyondellBasell Industries N.V., Class A	15,587	1,293,721
Martin Marietta Materials, Inc.	3,767	1,309,824
MP Materials Corp. *	4,584	160,394
Newmont Corp.	47,895	1,980,937
Nucor Corp.	16,062	2,135,282
Olin Corp.	8,366	457,286
Packaging Corp. of America	5,624	770,038
PPG Industries, Inc.	14,280	1,813,274
Reliance Steel & Aluminum Co.	3,748	704,549
Royal Gold, Inc.	3,938	361,902
RPM International, Inc.	7,781	724,878
Sealed Air Corp.	8,774	472,129
Sonoco Products Co.	5,861	369,360
Steel Dynamics, Inc.	10,805	872,180
Sylvamo Corp.	2,083	92,569
The Chemours Co.	9,387	316,624
The Mosaic Co.	21,784	1,173,504
The Scotts Miracle-Gro Co.	2,412	161,483
The Sherwin-Williams Co.	14,432	3,349,667
United States Steel Corp.	15,608	356,955
Valvoline, Inc.	10,821	314,567
Vulcan Materials Co.	7,998	1,331,587
Westlake Corp.	2,026	199,824
SECURITY	NUMBER OF SHARES	VALUE ($)
Westrock Co.	15,389	624,640
		60,861,485

Media & Entertainment 6.8%
Activision Blizzard, Inc.	47,214	3,705,827
Alphabet, Inc., Class A *	363,119	39,296,738
Alphabet, Inc., Class C *	332,942	36,340,619
Altice USA, Inc., Class A *	13,426	134,260
AMC Entertainment Holdings, Inc., Class A *(a)	31,343	285,848
Bumble, Inc., Class A *	4,280	107,214
Cable One, Inc.	295	334,825
Charter Communications, Inc., Class A *	6,982	2,880,983
Comcast Corp., Class A	269,836	9,765,365
DISH Network Corp., Class A *	15,247	264,535
Electronic Arts, Inc.	16,982	2,154,506
Endeavor Group Holdings, Inc., Class A *	2,389	54,039
Fox Corp., Class A	18,783	642,003
Fox Corp., Class B	8,723	275,821
IAC/InterActiveCorp *	5,071	325,913
Liberty Broadband Corp., Class C *	7,911	804,549
Liberty Media Corp. - Liberty Formula One, Class C *	12,340	785,811
Liberty Media Corp. - Liberty SiriusXM, Class C *	9,504	393,085
Live Nation Entertainment, Inc. *	8,257	746,103
Match Group, Inc. *	17,186	971,525
Meta Platforms, Inc., Class A *	138,448	22,557,333
Netflix, Inc. *	26,808	5,993,196
News Corp., Class A	23,476	397,214
Nexstar Media Group, Inc., Class A	2,431	465,099
Omnicom Group, Inc.	12,369	827,486
Paramount Global, Class B	36,781	860,308
Pinterest, Inc., Class A *	34,663	798,636
Playtika Holding Corp. *	6,000	63,180
ROBLOX Corp., Class A *	2,690	105,206
Roku, Inc. *	7,223	491,164
Sirius XM Holdings, Inc. (a)	54,350	330,991
Snap, Inc., Class A *	65,904	717,036
Take-Two Interactive Software, Inc. *	9,526	1,167,507
The Interpublic Group of Cos., Inc.	23,672	654,294
The New York Times Co., Class A	9,998	304,839
The Walt Disney Co. *	109,948	12,322,972
Twitter, Inc. *	46,005	1,782,694
Vimeo, Inc. *	9,063	53,653
Warner Bros Discovery, Inc. *	133,585	1,768,665
Ziff Davis, Inc. *	2,869	221,716
ZoomInfo Technologies, Inc. *	18,308	831,549
		152,984,307

Pharmaceuticals, Biotechnology & Life Sciences 7.9%
10X Genomics, Inc., Class A *	5,618	185,338
AbbVie, Inc.	106,682	14,344,462
Adaptive Biotechnologies Corp. *	6,332	56,481
Agilent Technologies, Inc.	18,132	2,325,429
Alnylam Pharmaceuticals, Inc. *	7,276	1,503,731
Amgen, Inc.	32,242	7,747,753
Apellis Pharmaceuticals, Inc. *	5,418	327,843
Arrowhead Pharmaceuticals, Inc. *	6,330	251,364
Avantor, Inc. *	36,829	917,410
Azenta, Inc.	4,475	235,877
Beam Therapeutics, Inc. *	2,836	154,846
Biogen, Inc. *	8,820	1,723,252
Biohaven Pharmaceutical Holding Co., Ltd. *	3,795	566,783
BioMarin Pharmaceutical, Inc. *	11,124	992,261

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab 1000 Index ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Bio-Rad Laboratories, Inc., Class A *	1,309	634,917
Bio-Techne Corp.	2,360	783,072
Blueprint Medicines Corp. *	3,636	266,228
Bridgebio Pharma, Inc. *	6,364	66,822
Bristol-Myers Squibb Co.	128,566	8,666,634
Bruker Corp.	6,004	336,224
Catalent, Inc. *	10,844	954,272
Charles River Laboratories International, Inc. *	3,047	625,397
Danaher Corp.	39,058	10,542,145
Denali Therapeutics, Inc. *	5,547	153,486
Elanco Animal Health, Inc. *	28,593	432,612
Eli Lilly & Co.	47,595	14,337,042
Exact Sciences Corp. *	10,616	377,399
Exelixis, Inc. *	19,401	344,174
Fate Therapeutics, Inc. *	5,013	131,040
Gilead Sciences, Inc.	75,674	4,803,029
Halozyme Therapeutics, Inc. *	8,285	337,448
Horizon Therapeutics plc *	13,921	824,262
Illumina, Inc. *	9,465	1,908,523
Incyte Corp. *	11,396	802,620
Intellia Therapeutics, Inc. *	4,204	252,492
Ionis Pharmaceuticals, Inc. *	8,529	362,653
IQVIA Holdings, Inc. *	11,421	2,428,790
Jazz Pharmaceuticals plc *	3,746	581,454
Johnson & Johnson	158,841	25,627,407
Maravai LifeSciences Holdings, Inc., Class A *	6,543	136,552
Medpace Holdings, Inc. *	1,635	241,342
Merck & Co., Inc.	152,650	13,030,204
Mettler-Toledo International, Inc. *	1,367	1,657,433
Mirati Therapeutics, Inc. *	3,006	243,576
Moderna, Inc. *	20,886	2,762,591
Natera, Inc. *	5,362	264,132
NeoGenomics, Inc. *	7,266	73,023
Neurocrine Biosciences, Inc. *	5,781	604,866
Novavax, Inc. *	4,712	155,684
Organon & Co.	15,390	439,077
Pacific Biosciences of California, Inc. *	13,123	76,901
PerkinElmer, Inc.	7,607	1,027,401
Perrigo Co., plc	8,189	306,432
Pfizer, Inc.	338,658	15,317,501
Regeneron Pharmaceuticals, Inc. *	6,516	3,786,187
Repligen Corp. *	3,088	677,415
Royalty Pharma plc, Class A	21,768	910,120
Sarepta Therapeutics, Inc. *	5,250	574,245
Seagen, Inc. *	8,112	1,251,600
Sotera Health Co. *	6,059	102,458
Syneos Health, Inc. *	6,210	373,283
Thermo Fisher Scientific, Inc.	23,626	12,883,730
Twist Bioscience Corp. *	3,356	134,643
Ultragenyx Pharmaceutical, Inc. *	4,170	198,867
United Therapeutics Corp. *	2,741	621,165
Vertex Pharmaceuticals, Inc. *	15,434	4,348,684
Viatris, Inc.	73,279	699,814
Vir Biotechnology, Inc. *	4,530	107,588
Waters Corp. *	3,646	1,088,696
West Pharmaceutical Services, Inc.	4,466	1,325,018
Zoetis, Inc.	28,398	4,445,139
		177,778,339

Real Estate 3.3%
Alexandria Real Estate Equities, Inc.	8,961	1,374,617
American Homes 4 Rent, Class A	17,830	634,035
American Tower Corp.	28,047	7,125,340
Americold Realty Trust, Inc.	16,393	482,282
Apartment Income REIT Corp.	9,565	390,730
SECURITY	NUMBER OF SHARES	VALUE ($)
AvalonBay Communities, Inc.	8,436	1,694,877
Boston Properties, Inc.	8,604	683,416
Brixmor Property Group, Inc.	17,974	386,082
Camden Property Trust	6,439	827,476
CBRE Group, Inc., Class A	19,746	1,559,144
Compass, Inc., Class A *	1,539	4,402
Cousins Properties, Inc.	8,950	240,308
Crown Castle, Inc.	26,118	4,461,738
CubeSmart	13,506	621,951
Digital Realty Trust, Inc.	17,194	2,125,694
Douglas Emmett, Inc.	10,602	206,951
Duke Realty Corp.	23,145	1,362,083
EastGroup Properties, Inc.	2,504	413,235
Equinix, Inc.	5,487	3,606,989
Equity LifeStyle Properties, Inc.	10,455	732,895
Equity Residential	20,613	1,508,459
Essex Property Trust, Inc.	3,950	1,046,987
eXp World Holdings, Inc.	3,849	49,768
Extra Space Storage, Inc.	8,097	1,609,117
Federal Realty Investment Trust	4,284	433,841
First Industrial Realty Trust, Inc.	7,924	401,588
Gaming & Leisure Properties, Inc.	14,155	683,262
Healthcare Realty Trust, Inc., Class A	22,889	556,660
Healthpeak Properties, Inc.	32,438	851,497
Host Hotels & Resorts, Inc.	43,299	769,423
Innovative Industrial Properties, Inc.	1,651	151,430
Invitation Homes, Inc.	36,909	1,339,059
Iron Mountain, Inc.	17,536	922,569
Jones Lang LaSalle, Inc. *	2,948	510,004
Kilroy Realty Corp.	6,273	305,934
Kimco Realty Corp.	37,231	784,829
Lamar Advertising Co., Class A	5,223	490,387
Life Storage, Inc.	5,063	644,267
Medical Properties Trust, Inc.	36,247	529,569
Mid-America Apartment Communities, Inc.	6,968	1,154,389
National Retail Properties, Inc.	10,577	474,907
Omega Healthcare Investors, Inc.	14,207	464,001
Opendoor Technologies, Inc. *	24,240	104,959
Orion Office REIT, Inc.	3,145	31,041
Prologis, Inc.	44,689	5,564,227
Public Storage	9,200	3,043,636
Rayonier, Inc.	8,842	314,068
Realty Income Corp.	36,284	2,477,472
Redfin Corp. *	6,180	50,614
Regency Centers Corp.	9,359	569,402
Rexford Industrial Realty, Inc.	9,915	616,812
SBA Communications Corp.	6,501	2,114,450
Simon Property Group, Inc.	19,851	2,024,405
Spirit Realty Capital, Inc.	8,041	328,475
STAG Industrial, Inc.	10,810	332,948
STORE Capital Corp.	15,252	411,499
Sun Communities, Inc.	7,354	1,130,383
UDR, Inc.	18,126	813,314
Ventas, Inc.	24,090	1,152,947
VICI Properties, Inc.	58,178	1,919,292
Vornado Realty Trust	9,667	253,469
Welltower, Inc.	27,437	2,103,046
Weyerhaeuser Co.	44,846	1,531,939
WP Carey, Inc.	11,691	982,395
Zillow Group, Inc., Class A *	2,114	70,608
Zillow Group, Inc., Class C *	9,925	332,091
		72,889,684

Retailing 5.9%
Advance Auto Parts, Inc.	3,678	620,258
Amazon.com, Inc. *	528,196	66,959,407

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab 1000 Index ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
AutoNation, Inc. *	2,138	266,395
AutoZone, Inc. *	1,198	2,538,814
Bath & Body Works, Inc.	14,387	537,067
Best Buy Co., Inc.	12,203	862,630
Burlington Stores, Inc. *	3,971	556,694
CarMax, Inc. *	9,651	853,534
Carvana Co. *	5,946	196,158
Chewy, Inc., Class A *	5,421	186,103
Dick's Sporting Goods, Inc.	3,508	373,146
Dollar General Corp.	13,806	3,277,820
Dollar Tree, Inc. *	13,578	1,842,263
DoorDash, Inc., Class A *	10,027	600,617
eBay, Inc.	33,706	1,487,446
Etsy, Inc. *	7,695	812,669
Five Below, Inc. *	3,362	429,933
Floor & Decor Holdings, Inc., Class A *	6,417	522,087
Foot Locker, Inc.	5,038	185,600
GameStop Corp., Class A *(a)	14,948	428,111
Genuine Parts Co.	8,564	1,336,070
Kohl's Corp.	7,720	219,402
Lithia Motors, Inc.	1,728	458,680
LKQ Corp.	15,675	834,223
Lowe’s Cos., Inc.	39,921	7,750,263
Macy's, Inc.	17,149	297,021
O'Reilly Automotive, Inc. *	3,959	2,759,898
Penske Automotive Group, Inc.	1,787	210,705
Pool Corp.	2,425	822,536
RH *	1,057	270,497
Ross Stores, Inc.	21,236	1,832,030
Target Corp.	27,915	4,475,891
The Gap, Inc.	12,548	114,689
The Home Depot, Inc.	62,364	17,987,025
The TJX Cos., Inc.	70,913	4,421,426
Tractor Supply Co.	6,752	1,250,133
Ulta Beauty, Inc. *	3,143	1,319,651
Victoria's Secret & Co. *	4,060	135,766
Wayfair, Inc., Class A *	4,805	253,272
Williams-Sonoma, Inc.	4,230	629,212
		130,915,142

Semiconductors & Semiconductor Equipment 4.9%
Advanced Micro Devices, Inc. *	97,789	8,299,352
Allegro MicroSystems, Inc. *	3,319	77,399
Amkor Technology, Inc.	6,211	125,027
Analog Devices, Inc.	31,593	4,787,287
Applied Materials, Inc.	53,298	5,013,743
Broadcom, Inc.	24,646	12,301,065
Enphase Energy, Inc. *	8,138	2,331,049
Entegris, Inc.	8,991	853,066
First Solar, Inc. *	5,983	763,132
Intel Corp.	246,778	7,877,154
KLA Corp.	9,001	3,097,514
Lam Research Corp.	8,376	3,667,934
Lattice Semiconductor Corp. *	8,309	447,855
Marvell Technology, Inc.	51,406	2,406,829
Microchip Technology, Inc.	33,589	2,191,682
Micron Technology, Inc.	67,374	3,808,652
MKS Instruments, Inc.	3,456	344,252
Monolithic Power Systems, Inc.	2,638	1,195,489
NVIDIA Corp.	151,170	22,817,600
NXP Semiconductors N.V.	15,830	2,605,301
ON Semiconductor Corp. *	26,203	1,801,980
Power Integrations, Inc.	3,544	253,502
Qorvo, Inc. *	6,566	589,496
QUALCOMM, Inc.	67,600	8,941,452
Silicon Laboratories, Inc. *	2,184	273,721
Skyworks Solutions, Inc.	9,739	959,779
SECURITY	NUMBER OF SHARES	VALUE ($)
SolarEdge Technologies, Inc. *	3,332	919,532
Synaptics, Inc. *	2,368	273,765
Teradyne, Inc.	9,630	815,083
Texas Instruments, Inc.	55,642	9,192,615
Universal Display Corp.	2,601	290,610
Wolfspeed, Inc. *	7,460	846,486
		110,169,403

Software & Services 13.8%
Accenture plc, Class A	38,216	11,023,787
Adobe, Inc. *	28,522	10,651,256
Affirm Holdings, Inc. *	10,023	234,839
Akamai Technologies, Inc. *	9,643	870,570
Amdocs Ltd.	7,482	639,486
ANSYS, Inc. *	5,233	1,299,354
AppLovin Corp., Class A *	2,197	54,112
Asana, Inc., Class A *	4,957	94,927
Aspen Technology, Inc. *	1,676	352,966
Autodesk, Inc. *	13,122	2,647,232
Automatic Data Processing, Inc.	25,213	6,162,309
Avalara, Inc. *	5,275	483,137
Bentley Systems, Inc., Class B	11,269	414,361
Bill.com Holdings, Inc. *	5,605	907,337
Black Knight, Inc. *	9,379	620,515
Blackline, Inc. *	3,214	218,359
Block, Inc. *	30,415	2,095,898
Broadridge Financial Solutions, Inc.	7,075	1,211,028
C3.ai, Inc., Class A *	4,284	77,112
Cadence Design Systems, Inc. *	16,643	2,892,054
Ceridian HCM Holding, Inc. *	8,325	496,503
Citrix Systems, Inc.	7,549	775,811
Cloudflare, Inc., Class A *	16,941	1,059,998
Cognizant Technology Solutions Corp., Class A	31,486	1,988,971
Concentrix Corp.	2,592	326,022
Consensus Cloud Solutions, Inc. *	896	45,114
Coupa Software, Inc. *	4,525	264,260
Crowdstrike Holdings, Inc., Class A *	12,884	2,352,747
Datadog, Inc., Class A *	15,569	1,633,967
Digital Turbine, Inc. *	5,243	96,838
DigitalOcean Holdings, Inc. *	1,011	42,553
DocuSign, Inc. *	12,046	701,318
Dolby Laboratories, Inc., Class A	3,895	285,270
DoubleVerify Holdings, Inc. *	1,296	33,502
Dropbox, Inc., Class A *	16,115	344,700
Duck Creek Technologies, Inc. *	4,680	55,692
DXC Technology Co. *	14,802	366,794
Dynatrace, Inc. *	11,904	454,495
Elastic N.V. *	4,354	365,344
EPAM Systems, Inc. *	3,437	1,465,880
Euronet Worldwide, Inc. *	3,071	272,275
Everbridge, Inc. *	2,411	95,910
Fair Isaac Corp. *	1,564	702,862
Fastly, Inc., Class A *	6,397	59,812
Fidelity National Information Services, Inc.	36,848	3,366,802
Fiserv, Inc. *	35,140	3,555,817
Five9, Inc. *	4,215	413,534
FleetCor Technologies, Inc. *	4,671	992,728
Fortinet, Inc. *	40,266	1,960,551
Gartner, Inc. *	4,851	1,384,087
Genpact Ltd.	10,229	480,558
Global Payments, Inc.	16,996	2,111,413
GoDaddy, Inc., Class A *	9,739	738,411
Guidewire Software, Inc. *	5,007	359,052
HubSpot, Inc. *	2,728	919,445
International Business Machines Corp.	54,304	6,975,349

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab 1000 Index ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Intuit, Inc.	17,060	7,366,167
Jack Henry & Associates, Inc.	4,385	842,797
Kyndryl Holdings, Inc. *	10,651	110,983
Manhattan Associates, Inc. *	3,826	540,461
Mastercard, Inc., Class A	51,828	16,811,448
Maximus, Inc.	3,670	222,365
Microsoft Corp.	451,473	118,046,645
MicroStrategy, Inc., Class A *(a)	564	130,600
MongoDB, Inc. *	4,077	1,316,300
nCino, Inc. *	3,366	106,164
NCR Corp. *	8,239	255,821
NortonLifeLock, Inc.	35,153	794,106
Nutanix, Inc., Class A *	13,312	230,298
Okta, Inc. *	9,120	833,568
Oracle Corp.	94,988	7,043,360
Palantir Technologies, Inc., Class A *	98,707	762,018
Palo Alto Networks, Inc. *	5,941	3,308,008
Paychex, Inc.	19,389	2,391,439
Paycom Software, Inc. *	2,906	1,020,587
Paylocity Holding Corp. *	2,387	575,267
PayPal Holdings, Inc. *	69,875	6,529,120
Pegasystems, Inc.	2,450	89,694
PTC, Inc. *	6,326	726,794
Rapid7, Inc. *	3,510	201,825
RingCentral, Inc., Class A *	5,096	219,332
Roper Technologies, Inc.	6,386	2,570,876
Salesforce, Inc. *	59,953	9,359,862
ServiceNow, Inc. *	12,102	5,259,771
Smartsheet, Inc., Class A *	7,803	259,606
Snowflake, Inc., Class A *	14,605	2,642,775
Splunk, Inc. *	9,692	872,571
Sprout Social, Inc., Class A *	2,782	167,031
SS&C Technologies Holdings, Inc.	13,435	749,136
Synopsys, Inc. *	9,233	3,194,803
Teradata Corp. *	6,283	206,711
The Trade Desk, Inc., Class A *	26,626	1,669,450
The Western Union Co.	23,182	343,557
Twilio, Inc., Class A *	10,410	724,328
Tyler Technologies, Inc. *	2,510	932,490
UiPath, Inc., Class A *	16,724	275,110
Unity Software, Inc. *	9,962	425,577
Varonis Systems, Inc. *	6,601	180,537
VeriSign, Inc. *	5,744	1,046,672
Visa, Inc., Class A	99,348	19,741,441
VMware, Inc., Class A	12,211	1,416,842
WEX, Inc. *	2,729	420,948
Workday, Inc., Class A *	11,990	1,973,074
Workiva, Inc. *	2,866	194,573
Zendesk, Inc. *	7,372	565,948
Zoom Video Communications, Inc., Class A *	13,703	1,101,721
Zscaler, Inc. *	4,843	771,199
		308,036,800

Technology Hardware & Equipment 8.3%
Amphenol Corp., Class A	36,048	2,650,609
Apple Inc.	928,195	145,930,818
Arista Networks, Inc. *	13,602	1,630,608
Arrow Electronics, Inc. *	4,012	420,498
CDW Corp.	8,169	1,394,448
Ciena Corp. *	9,117	462,597
Cisco Systems, Inc.	250,730	11,212,646
Cognex Corp.	10,414	438,533
Corning, Inc.	45,830	1,572,886
Dell Technologies, Inc., Class C	16,515	632,359
F5, Inc. *	3,634	570,756
Hewlett Packard Enterprise Co.	78,434	1,066,702
SECURITY	NUMBER OF SHARES	VALUE ($)
HP, Inc.	63,523	1,823,745
II-VI, Inc. *	7,774	367,166
IPG Photonics Corp. *	2,110	191,145
Jabil, Inc.	8,499	512,490
Juniper Networks, Inc.	19,445	552,627
Keysight Technologies, Inc. *	10,992	1,801,479
Littelfuse, Inc.	1,501	356,067
Lumentum Holdings, Inc. *	4,192	350,242
Motorola Solutions, Inc.	10,099	2,458,198
National Instruments Corp.	7,866	312,752
NetApp, Inc.	13,465	971,230
Novanta, Inc. *	2,149	287,300
Pure Storage, Inc., Class A *	16,910	489,883
Seagate Technology Holdings plc	11,926	798,565
TD SYNNEX Corp.	2,489	239,641
TE Connectivity Ltd.	19,438	2,453,270
Teledyne Technologies, Inc. *	2,825	1,040,617
Trimble, Inc. *	15,116	956,087
Ubiquiti, Inc.	369	114,534
Vontier Corp.	9,700	212,624
Western Digital Corp. *	18,858	796,939
Zebra Technologies Corp., Class A *	3,166	954,992
		186,025,053

Telecommunication Services 1.1%
AT&T, Inc.	432,197	7,580,736
Frontier Communications Parent, Inc. *	12,524	322,618
Iridium Communications, Inc. *	7,680	340,915
Liberty Global plc, Class C *	17,936	382,216
Lumen Technologies, Inc.	56,174	559,493
T-Mobile US, Inc. *	35,540	5,116,339
Verizon Communications, Inc.	253,467	10,597,455
		24,899,772

Transportation 1.9%
Alaska Air Group, Inc. *	7,670	334,105
AMERCO	582	305,940
American Airlines Group, Inc. *	39,014	506,792
Avis Budget Group, Inc. *	2,045	342,292
C.H. Robinson Worldwide, Inc.	7,695	878,384
CSX Corp.	131,195	4,152,322
Delta Air Lines, Inc. *	38,739	1,203,621
Expeditors International of Washington, Inc.	10,086	1,037,749
FedEx Corp.	14,402	3,036,086
GXO Logistics, Inc. *	6,085	270,052
J.B. Hunt Transport Services, Inc.	5,069	882,107
Knight-Swift Transportation Holdings, Inc.	9,827	496,362
Landstar System, Inc.	2,244	329,038
Lyft, Inc., Class A *	18,330	270,001
Norfolk Southern Corp.	14,390	3,498,641
Old Dominion Freight Line, Inc.	5,535	1,502,254
Saia, Inc. *	1,574	325,550
Southwest Airlines Co. *	35,789	1,313,456
TuSimple Holdings, Inc., Class A *	1,815	13,050
Uber Technologies, Inc. *	101,958	2,932,312
Union Pacific Corp.	37,899	8,508,704
United Airlines Holdings, Inc. *	19,670	688,647
United Parcel Service, Inc., Class B	44,309	8,618,544
XPO Logistics, Inc. *	6,003	314,677
		41,760,686

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab 1000 Index ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Utilities 3.0%
Alliant Energy Corp.	15,183	926,770
Ameren Corp.	15,548	1,440,056
American Electric Power Co., Inc.	31,009	3,107,102
American Water Works Co., Inc.	10,984	1,630,575
Atmos Energy Corp.	8,366	948,537
Avangrid, Inc.	4,162	205,603
CenterPoint Energy, Inc.	37,980	1,197,509
CMS Energy Corp.	17,523	1,183,503
Consolidated Edison, Inc.	21,350	2,086,749
Constellation Energy Corp.	19,719	1,608,873
Dominion Energy, Inc.	49,014	4,009,345
DTE Energy Co.	11,681	1,522,502
Duke Energy Corp.	46,442	4,965,114
Edison International	23,032	1,560,879
Entergy Corp.	12,281	1,415,999
Essential Utilities, Inc.	13,957	685,987
Evergy, Inc.	13,847	948,935
Eversource Energy	20,815	1,866,897
Exelon Corp.	59,105	2,595,301
FirstEnergy Corp.	34,447	1,362,379
IDACORP, Inc.	3,046	332,745
NextEra Energy, Inc.	118,610	10,088,967
NiSource, Inc.	24,408	720,280
NRG Energy, Inc.	14,310	590,717
OGE Energy Corp.	12,031	487,737
PG&E Corp. *	91,195	1,124,434
Pinnacle West Capital Corp.	6,833	514,867
PPL Corp.	44,391	1,290,890
Public Service Enterprise Group, Inc.	30,173	1,941,934
Sempra Energy	18,987	3,132,285
The AES Corp.	40,367	1,027,340
The Southern Co.	64,150	4,944,040
UGI Corp.	12,604	497,858
Vistra Corp.	26,062	645,035
WEC Energy Group, Inc.	19,010	1,960,691
Xcel Energy, Inc.	32,859	2,439,781
		67,008,216
Total Common Stocks (Cost $1,931,949,085)		2,229,640,636
SECURITY	NUMBEROF SHARES	VALUE ($)
SHORT-TERM INVESTMENTS 0.1% OF NET ASSETS

Money Market Funds 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.25% (c)	1,529,397	1,529,397
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.25% (c)(d)	1,519,540	1,519,540
		3,048,937
Total Short-Term Investments (Cost $3,048,937)		3,048,937
Total Investments in Securities (Cost $1,934,998,022)		2,232,689,573

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
S&P 500 Index, e-mini, expires 09/16/22	23	4,549,975	(253,995)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $1,479,329.
(b)	Issuer is affiliated with the fund’s investment adviser.
(c)	The rate shown is the 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

REIT —	Real Estate Investment Trust

Below is a summary of the fund’s transactions with affiliated issuers during the period ended August 31, 2022:
SECURITY	VALUE AT 8/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 8/31/22	BALANCE OF SHARES HELD AT 8/31/22	DIVIDENDS RECEIVED
COMMON STOCKS 0.3% OF NET ASSETS

Diversified Financials 0.3%
The Charles Schwab Corp.	$5,252,412	$1,621,298	($220,009)	$37,471	($261,612)	$6,429,560	90,621	$65,090

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab 1000 Index ETF
Portfolio Holdings  as of August 31, 2022 (continued)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$2,229,640,636	$—	$—	$2,229,640,636
Short-Term Investments[1]	3,048,937	—	—	3,048,937
Liabilities
Futures Contracts[2]	(253,995)	—	—	(253,995)
Total	$2,232,435,578	$—	$—	$2,232,435,578

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab 1000 Index ETF
Statement of Assets and Liabilities

As of August 31, 2022
Assets
Investments in securities, at value - affiliated (cost $5,025,594)		$6,429,560
Investments in securities, at value - unaffiliated (cost $1,929,972,428) including securities on loan of $1,479,329		2,226,260,013
Cash		1,359
Deposit with broker for futures contracts		299,000
Receivables:
Fund shares sold		9,575,348
Investments sold		3,736,090
Dividends		3,345,660
Income from securities on loan	+	14,792
Total assets		2,249,661,822
Liabilities
Collateral held for securities on loan		1,519,540
Payables:
Investments bought		9,267,880
Fund shares redeemed		3,859,030
Management fees		96,237
Variation margin on futures contracts	+	32,512
Total liabilities		14,775,199
Net assets		$2,234,886,623
Net Assets by Source
Capital received from investors		$1,965,168,544
Total distributable earnings	+	269,718,079
Net assets		$2,234,886,623

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$2,234,886,623		58,350,000		$38.30

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab 1000 Index ETF
Statement of Operations

For the period September 1, 2021 through August 31, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $6,810)		$30,865,075
Dividends received from securities - affiliated		65,090
Securities on loan, net	+	57,292
Total investment income		30,987,457
Expenses
Management fees		1,094,910
Proxy fees[1]	+	98,228
Total expenses	–	1,193,138
Net investment income		29,794,319
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - affiliated		(16,180)
Net realized losses on sales of securities - unaffiliated		(12,331,630)
Net realized gains on sales of in-kind redemptions - affiliated		53,651
Net realized gains on sales of in-kind redemptions - unaffiliated		17,335,257
Net realized losses on futures contracts	+	(509,539)
Net realized gains		4,531,559
Net change in unrealized appreciation (depreciation) on securities - affiliated		(261,612)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(351,870,770)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(314,341)
Net change in unrealized appreciation (depreciation)	+	(352,446,723)
Net realized and unrealized losses		(347,915,164)
Decrease in net assets resulting from operations		($318,120,845)

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab 1000 Index ETF
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	9/1/21-8/31/22		9/1/20-8/31/21
Net investment income		$29,794,319	$22,360,586
Net realized gains		4,531,559	689,710
Net change in unrealized appreciation (depreciation)	+	(352,446,723)	421,996,495
Increase (decrease) in net assets resulting from operations		($318,120,845)	$445,046,791
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($29,128,865)	($21,896,405)

TRANSACTIONS IN FUND SHARES
	9/1/21-8/31/22			9/1/20-8/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		12,600,000	$529,373,421	14,150,000	$548,005,898
Shares redeemed	+	(900,000)	(37,665,232)	(700,000)	(26,080,295)
Net transactions in fund shares		11,700,000	$491,708,189	13,450,000	$521,925,603
SHARES OUTSTANDING AND NET ASSETS
	9/1/21-8/31/22			9/1/20-8/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		46,650,000	$2,090,428,144	33,200,000	$1,145,352,155
Total increase	+	11,700,000	144,458,479	13,450,000	945,075,989
End of period		58,350,000	$2,234,886,623	46,650,000	$2,090,428,144

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap ETF
Financial Statements
FINANCIAL HIGHLIGHTS
	9/1/21– 8/31/22[1]	9/1/20– 8/31/21[1]	9/1/19– 8/31/20[1]	9/1/18– 8/31/19[1]	9/1/17– 8/31/18[1]
Per-Share Data
Net asset value at beginning of period	$54.73	$42.14	$35.00	$34.77	$29.55
Income (loss) from investment operations:
Net investment income (loss)[2]	0.72	0.69	0.76	0.74	0.60
Net realized and unrealized gains (losses)	(7.90)	12.63	7.10	0.16	5.20
Total from investment operations	(7.18)	13.32	7.86	0.90	5.80
Less distributions:
Distributions from net investment income	(0.72)	(0.73)	(0.72)	(0.67)	(0.58)
Net asset value at end of period	$46.83	$54.73	$42.14	$35.00	$34.77
Total return	(13.22%)	32.05%	22.92%	2.70%	19.79%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.03% [3]	0.03%	0.03%	0.03%	0.03%
Net investment income (loss)	1.39%	1.45%	2.06%	2.19%	1.86%
Portfolio turnover rate[4]	4%	4%	5%	4%	3%
Net assets, end of period (x 1,000,000)	$28,911	$33,035	$23,253	$17,786	$14,990

[1]	Per-Share Data has been retroactively adjusted to reflect a 2-for-1 share split effective after market close on March 10, 2022 (see financial note 12 for additional information).
[2]	Calculated based on the average shares outstanding during the period.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
[4]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap ETF
Portfolio Holdings  as of August 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.7% OF NET ASSETS

Automobiles & Components 2.5%
Aptiv plc *	218,300	20,395,769
Autoliv, Inc.	62,759	4,882,023
BorgWarner, Inc.	194,779	7,343,168
Ford Motor Co.	3,179,270	48,452,075
General Motors Co.	1,173,841	44,852,464
Gentex Corp.	187,793	5,124,871
Harley-Davidson, Inc.	118,667	4,576,986
Lear Corp.	47,797	6,626,576
Lucid Group, Inc. *(a)	457,323	7,015,335
QuantumScape Corp. *(a)	205,911	2,271,198
Rivian Automotive, Inc., Class A *	128,879	4,215,632
Tesla, Inc. *	2,028,388	559,044,017
		714,800,114

Banks 3.5%
Bank of America Corp.	5,713,220	192,021,324
BOK Financial Corp.	23,817	2,116,617
Citigroup, Inc.	1,564,041	76,340,841
Citizens Financial Group, Inc.	393,472	14,432,553
Comerica, Inc.	106,536	8,554,841
Commerce Bancshares, Inc.	89,347	6,144,393
Cullen/Frost Bankers, Inc.	45,794	5,951,388
East West Bancorp, Inc.	114,309	8,249,681
Fifth Third Bancorp	552,800	18,878,120
First Republic Bank	144,444	21,930,932
Huntington Bancshares, Inc.	1,159,982	15,543,759
JPMorgan Chase & Co.	2,366,369	269,127,146
KeyCorp	747,272	13,219,242
M&T Bank Corp.	144,450	26,258,121
Regions Financial Corp.	750,716	16,268,016
Signature Bank	50,761	8,850,688
SVB Financial Group *	47,525	19,319,863
The PNC Financial Services Group, Inc.	333,591	52,707,378
Truist Financial Corp.	1,071,996	50,212,293
U.S. Bancorp	1,088,871	49,663,406
Wells Fargo & Co.	3,054,682	133,520,150
Zions Bancorp NA	121,992	6,713,220
		1,016,023,972

Capital Goods 5.4%
3M Co.	458,913	57,065,832
A.O. Smith Corp.	104,589	5,904,049
Acuity Brands, Inc.	27,696	4,540,205
AGCO Corp.	49,442	5,374,840
Allegion plc	70,620	6,715,962
AMETEK, Inc.	186,292	22,384,847
Axon Enterprise, Inc. *	57,072	6,659,161
Carlisle Cos., Inc.	41,578	12,292,951
Carrier Global Corp.	683,625	26,743,410
Caterpillar, Inc.	429,396	79,313,735
SECURITY	NUMBER OF SHARES	VALUE ($)
Cummins, Inc.	113,711	24,489,938
Deere & Co.	224,992	82,178,328
Donaldson Co., Inc.	99,596	5,114,255
Dover Corp.	116,385	14,543,470
Eaton Corp. plc	321,177	43,885,625
Emerson Electric Co.	478,237	39,091,092
Fastenal Co.	464,759	23,391,320
Fortive Corp.	288,092	18,244,866
Fortune Brands Home & Security, Inc.	105,400	6,474,722
Generac Holdings, Inc. *	51,444	11,338,772
General Dynamics Corp.	185,591	42,487,348
General Electric Co.	885,922	65,062,112
Graco, Inc.	136,547	8,717,160
HEICO Corp.	34,082	5,190,689
HEICO Corp., Class A	59,781	7,327,955
Honeywell International, Inc.	548,757	103,907,138
Howmet Aerospace, Inc.	301,696	10,689,089
Hubbell, Inc.	43,076	8,886,579
Huntington Ingalls Industries, Inc.	32,203	7,415,063
IDEX Corp.	61,200	12,314,052
Illinois Tool Works, Inc.	228,437	44,506,381
Ingersoll Rand, Inc.	325,641	15,425,614
Johnson Controls International plc	561,258	30,386,508
L3Harris Technologies, Inc.	155,632	35,513,666
Lennox International, Inc.	26,469	6,355,736
Lincoln Electric Holdings, Inc.	46,940	6,416,229
Lockheed Martin Corp.	190,894	80,196,478
Masco Corp.	190,232	9,677,102
Nordson Corp.	43,229	9,820,332
Northrop Grumman Corp.	117,662	56,241,259
Otis Worldwide Corp.	340,812	24,613,443
Owens Corning	78,245	6,394,964
PACCAR, Inc.	280,249	24,524,590
Parker-Hannifin Corp.	103,396	27,399,940
Pentair plc	132,527	5,897,452
Plug Power, Inc. *	417,726	11,713,037
Quanta Services, Inc.	115,747	16,355,051
Raytheon Technologies Corp.	1,197,876	107,509,371
Rockwell Automation, Inc.	93,564	22,169,054
Sensata Technologies Holding plc	126,226	5,084,383
Snap-on, Inc.	43,058	9,380,616
Stanley Black & Decker, Inc.	121,699	10,721,682
Textron, Inc.	173,422	10,818,064
The Boeing Co. *	447,751	71,752,098
The Middleby Corp. *	43,671	6,280,763
The Toro Co.	84,035	6,969,023
Trane Technologies plc	188,690	29,071,468
TransDigm Group, Inc.	41,691	25,030,860
Trex Co., Inc. *	91,646	4,288,116
United Rentals, Inc. *	57,556	16,808,654
W.W. Grainger, Inc.	34,467	19,127,117
Watsco, Inc.	26,685	7,259,121
Westinghouse Air Brake Technologies Corp.	147,345	12,914,789
Woodward, Inc.	48,548	4,518,362

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Xylem, Inc.	145,365	13,242,752
		1,562,128,640

Commercial & Professional Services 0.9%
Booz Allen Hamilton Holding Corp.	107,505	10,288,229
Cintas Corp.	70,199	28,559,761
Clarivate plc *	313,789	3,661,918
Copart, Inc. *	172,111	20,593,081
CoStar Group, Inc. *	319,252	22,232,709
Dun & Bradstreet Holdings, Inc.	120,846	1,722,056
Equifax, Inc.	98,346	18,562,808
IAA, Inc. *	107,832	4,017,820
Jacobs Solutions, Inc.	103,768	12,927,417
Leidos Holdings, Inc.	109,903	10,446,280
ManpowerGroup, Inc.	41,973	3,077,460
Nielsen Holdings plc	290,402	8,084,792
Republic Services, Inc.	167,696	23,933,573
Robert Half International, Inc.	89,044	6,853,717
Rollins, Inc.	181,061	6,112,619
Stericycle, Inc. *	75,430	3,778,289
TransUnion	154,979	11,448,299
Verisk Analytics, Inc.	127,227	23,811,805
Waste Management, Inc.	307,482	51,973,682
		272,086,315

Consumer Durables & Apparel 0.9%
D.R. Horton, Inc.	257,495	18,320,769
Deckers Outdoor Corp. *	21,973	7,065,858
Garmin Ltd.	123,082	10,891,526
Hanesbrands, Inc.	284,276	2,476,044
Hasbro, Inc.	105,438	8,310,623
Leggett & Platt, Inc.	106,772	4,080,826
Lennar Corp., Class A	218,119	16,893,317
Lululemon Athletica, Inc. *	93,687	28,102,353
Mohawk Industries, Inc. *	41,515	4,581,595
Newell Brands, Inc.	297,331	5,307,358
NIKE, Inc., Class B	1,022,641	108,860,134
NVR, Inc. *	2,491	10,312,890
Peloton Interactive, Inc., Class A *	243,007	2,476,241
Polaris, Inc.	44,862	5,081,519
PulteGroup, Inc.	192,499	7,827,009
Tapestry, Inc.	202,794	7,043,036
Toll Brothers, Inc.	88,447	3,873,094
Under Armour, Inc., Class A *	149,113	1,255,531
Under Armour, Inc., Class C *	165,314	1,254,733
VF Corp.	260,162	10,783,715
Whirlpool Corp.	45,263	7,088,186
		271,886,357

Consumer Services 2.0%
ADT, Inc.	185,822	1,354,642
Airbnb, Inc., Class A *	307,651	34,801,481
Aramark	207,446	7,407,897
Booking Holdings, Inc. *	32,717	61,370,876
Bright Horizons Family Solutions, Inc. *	47,590	3,245,638
Caesars Entertainment, Inc. *	172,857	7,453,594
Carnival Corp. *	785,178	7,427,784
Chegg, Inc. *	101,432	1,996,182
Chipotle Mexican Grill, Inc. *	22,505	35,935,984
Darden Restaurants, Inc.	100,862	12,477,638
Domino’s Pizza, Inc.	28,949	10,764,975
DraftKings, Inc., Class A *	288,863	4,639,140
Expedia Group, Inc. *	121,931	12,516,217
Hilton Worldwide Holdings, Inc.	224,695	28,617,155
SECURITY	NUMBER OF SHARES	VALUE ($)
Las Vegas Sands Corp. *	277,180	10,430,283
Marriott International, Inc., Class A	221,224	34,010,978
McDonald’s Corp.	595,921	150,338,950
MGM Resorts International	284,979	9,301,715
Norwegian Cruise Line Holdings Ltd. *	333,968	4,368,301
Royal Caribbean Cruises Ltd. *	181,620	7,419,177
Service Corp. International	127,902	7,892,832
Starbucks Corp.	924,209	77,698,251
Vail Resorts, Inc.	32,626	7,330,410
Wyndham Hotels & Resorts, Inc.	73,440	4,798,570
Wynn Resorts Ltd. *	85,292	5,167,842
Yum! Brands, Inc.	229,648	25,546,043
		574,312,555

Diversified Financials 5.3%
AGNC Investment Corp.	419,205	5,009,500
Ally Financial, Inc.	260,393	8,645,048
American Express Co.	491,616	74,725,632
Ameriprise Financial, Inc.	88,640	23,756,406
Annaly Capital Management, Inc.	1,337,199	8,624,934
Apollo Global Management, Inc.	302,099	16,790,662
Ares Management Corp., Class A	138,447	10,264,461
Berkshire Hathaway, Inc., Class B *	1,457,394	409,236,235
BlackRock, Inc.	114,697	76,432,934
Blackstone, Inc.	564,915	53,068,115
Capital One Financial Corp.	316,239	33,464,411
Cboe Global Markets, Inc.	85,179	10,048,567
CME Group, Inc.	289,885	56,704,405
Coinbase Global, Inc., Class A *(a)	26,588	1,776,078
Credit Acceptance Corp. *	6,039	3,213,231
Discover Financial Services	226,406	22,751,539
Equitable Holdings, Inc.	285,839	8,503,710
FactSet Research Systems, Inc.	30,481	13,208,637
Franklin Resources, Inc.	225,621	5,881,939
Intercontinental Exchange, Inc.	449,453	45,327,335
Invesco Ltd.	268,151	4,416,447
Jefferies Financial Group, Inc.	154,264	4,950,332
KKR & Co., Inc.	478,452	24,190,533
MarketAxess Holdings, Inc.	30,231	7,515,124
Moody's Corp.	129,564	36,863,549
Morgan Stanley	1,127,836	96,114,184
Morningstar, Inc.	18,715	4,266,833
MSCI, Inc.	65,308	29,338,966
Nasdaq, Inc.	279,205	16,621,074
Northern Trust Corp.	168,238	15,997,751
Raymond James Financial, Inc.	156,710	16,355,823
S&P Global, Inc.	279,526	98,443,467
SEI Investments Co.	83,635	4,574,834
SoFi Technologies, Inc. *(a)	590,353	3,494,890
Starwood Property Trust, Inc.	248,955	5,708,538
State Street Corp.	295,885	20,223,740
Synchrony Financial	404,110	13,234,602
T. Rowe Price Group, Inc.	183,107	21,972,840
The Bank of New York Mellon Corp.	600,232	24,927,635
The Carlyle Group, Inc.	113,917	3,705,720
The Charles Schwab Corp. (b)	1,209,425	85,808,704
The Goldman Sachs Group, Inc.	276,879	92,109,337
Upstart Holdings, Inc. *(a)	41,518	1,075,316
Voya Financial, Inc.	82,178	5,056,412
		1,524,400,430

Energy 4.5%
APA Corp.	272,665	10,663,928
Baker Hughes Co.	755,050	19,072,563
Cheniere Energy, Inc.	190,411	30,500,034
Chevron Corp.	1,582,916	250,195,703

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
ConocoPhillips	1,041,817	114,026,871
Continental Resources, Inc.	47,568	3,321,673
Coterra Energy, Inc.	649,793	20,085,102
Devon Energy Corp.	495,085	34,962,903
Diamondback Energy, Inc.	137,671	18,348,791
EOG Resources, Inc.	471,489	57,191,616
Exxon Mobil Corp.	3,393,599	324,394,128
Halliburton Co.	724,754	21,836,838
Hess Corp.	223,739	27,023,196
Kinder Morgan, Inc.	1,573,348	28,823,735
Marathon Oil Corp.	572,572	14,652,117
Marathon Petroleum Corp.	435,711	43,897,883
Occidental Petroleum Corp.	716,661	50,882,931
ONEOK, Inc.	360,517	22,074,456
Phillips 66	387,482	34,664,140
Pioneer Natural Resources Co.	181,108	45,860,168
Schlumberger N.V.	1,138,404	43,430,112
Targa Resources Corp.	182,869	12,477,152
Texas Pacific Land Corp.	4,954	9,117,639
The Williams Cos., Inc.	981,394	33,396,838
Valero Energy Corp.	328,731	38,500,975
		1,309,401,492

Food & Staples Retailing 1.5%
Albertsons Cos., Inc., Class A	85,682	2,357,112
Costco Wholesale Corp.	357,137	186,461,228
Sysco Corp.	410,323	33,736,757
The Kroger Co.	529,441	25,381,401
US Foods Holding Corp. *	179,448	5,494,698
Walgreens Boots Alliance, Inc.	577,889	20,260,788
Walmart, Inc.	1,130,647	149,867,260
		423,559,244

Food, Beverage & Tobacco 3.5%
Altria Group, Inc.	1,457,185	65,748,187
Archer-Daniels-Midland Co.	453,075	39,820,762
Beyond Meat, Inc. *(a)	48,093	1,173,469
Brown-Forman Corp., Class A	44,806	3,161,959
Brown-Forman Corp., Class B	146,078	10,619,871
Bunge Ltd.	122,222	12,120,756
Campbell Soup Co.	162,960	8,209,925
Conagra Brands, Inc.	385,965	13,269,477
Constellation Brands, Inc., Class A	130,963	32,223,446
Darling Ingredients, Inc. *	130,506	9,926,286
General Mills, Inc.	484,886	37,239,245
Hormel Foods Corp.	228,554	11,491,695
Kellogg Co.	204,634	14,885,077
Keurig Dr Pepper, Inc.	594,546	22,664,094
Lamb Weston Holdings, Inc.	116,516	9,266,518
McCormick & Co., Inc. Non Voting Shares	202,160	16,995,591
Molson Coors Beverage Co., Class B	151,166	7,810,747
Mondelez International, Inc., Class A	1,115,846	69,026,234
Monster Beverage Corp. *	302,940	26,910,160
PepsiCo, Inc.	1,114,207	191,944,440
Philip Morris International, Inc.	1,248,333	119,203,318
Post Holdings, Inc. *	44,965	3,991,093
The Boston Beer Co., Inc., Class A *	7,429	2,504,167
The Coca-Cola Co.	3,143,915	194,010,995
The Hershey Co.	117,578	26,416,249
The J.M. Smucker Co.	87,401	12,235,266
The Kraft Heinz Co.	570,172	21,324,433
Tyson Foods, Inc., Class A	235,545	17,755,382
		1,001,948,842

SECURITY	NUMBER OF SHARES	VALUE ($)
Health Care Equipment & Services 5.9%
Abbott Laboratories	1,410,905	144,829,398
ABIOMED, Inc. *	36,581	9,484,722
agilon health, Inc. *	37,782	785,110
Align Technology, Inc. *	59,005	14,379,519
AmerisourceBergen Corp.	121,458	17,800,885
Baxter International, Inc.	405,493	23,299,628
Becton Dickinson & Co.	229,788	58,003,087
Boston Scientific Corp. *	1,150,720	46,385,523
Cardinal Health, Inc.	219,413	15,516,887
Centene Corp. *	471,106	42,277,052
Chemed Corp.	11,995	5,711,899
Cigna Corp.	255,800	72,506,510
CVS Health Corp.	1,056,034	103,649,737
DaVita, Inc. *	48,385	4,126,757
Dentsply Sirona, Inc.	174,625	5,722,461
DexCom, Inc. *	316,121	25,988,307
Edwards Lifesciences Corp. *	501,511	45,186,141
Elevance Health, Inc.	194,336	94,274,337
Encompass Health Corp.	79,537	3,863,112
Enhabit, Inc. *	39,723	659,402
Guardant Health, Inc. *	81,081	4,058,915
HCA Healthcare, Inc.	183,042	36,218,521
Henry Schein, Inc. *	111,290	8,169,799
Hologic, Inc. *	200,190	13,524,836
Humana, Inc.	101,998	49,140,596
IDEXX Laboratories, Inc. *	67,544	23,479,645
Insulet Corp. *	55,749	14,242,197
Intuitive Surgical, Inc. *	289,047	59,468,530
Laboratory Corp. of America Holdings	74,769	16,843,213
Masimo Corp. *	41,152	6,044,817
McKesson Corp.	116,971	42,928,357
Medtronic plc	1,081,140	95,053,829
Molina Healthcare, Inc. *	47,180	15,917,117
Novocure Ltd. *	72,549	5,958,449
Oak Street Health, Inc. *	111,541	2,922,374
Penumbra, Inc. *	28,674	4,707,411
Quest Diagnostics, Inc.	94,636	11,858,837
ResMed, Inc.	117,734	25,892,061
STERIS plc	80,680	16,247,338
Stryker Corp.	271,405	55,692,306
Teladoc Health, Inc. *	129,968	4,036,806
Teleflex, Inc.	37,641	8,516,653
The Cooper Cos., Inc.	39,784	11,435,513
UnitedHealth Group, Inc.	755,937	392,580,762
Universal Health Services, Inc., Class B	54,009	5,284,241
Veeva Systems, Inc., Class A *	112,626	22,448,614
Zimmer Biomet Holdings, Inc.	168,984	17,966,379
		1,705,088,590

Household & Personal Products 1.5%
Church & Dwight Co., Inc.	195,774	16,388,242
Colgate-Palmolive Co.	674,402	52,744,980
Kimberly-Clark Corp.	271,353	34,602,935
Olaplex Holdings, Inc. *	56,795	756,509
Reynolds Consumer Products, Inc.	44,291	1,237,048
The Clorox Co.	99,083	14,301,640
The Estee Lauder Cos., Inc., Class A	186,607	47,469,089
The Procter & Gamble Co.	1,933,314	266,681,333
		434,181,776

Insurance 2.2%
Aflac, Inc.	477,807	28,391,292
Alleghany Corp. *	10,787	9,073,809

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
American Financial Group, Inc.	53,544	6,836,498
American International Group, Inc.	637,870	33,009,772
Aon plc, Class A	171,215	47,813,501
Arch Capital Group Ltd. *	302,769	13,842,599
Arthur J. Gallagher & Co.	169,153	30,713,110
Assurant, Inc.	43,397	6,877,990
Brown & Brown, Inc.	188,627	11,891,046
Chubb Ltd.	341,570	64,573,808
Cincinnati Financial Corp.	119,881	11,623,662
CNA Financial Corp.	23,254	894,349
Erie Indemnity Co., Class A	19,815	4,258,838
Everest Re Group Ltd.	31,551	8,488,797
Fidelity National Financial, Inc.	225,615	8,821,546
Globe Life, Inc.	72,799	7,075,335
Lincoln National Corp.	130,181	5,996,137
Loews Corp.	156,335	8,646,889
Markel Corp. *	10,940	13,063,563
Marsh & McLennan Cos., Inc.	404,398	65,257,705
MetLife, Inc.	557,894	35,889,321
Old Republic International Corp.	231,482	5,055,567
Principal Financial Group, Inc.	189,471	14,164,852
Prudential Financial, Inc.	302,034	28,919,755
Reinsurance Group of America, Inc.	53,509	6,707,888
RenaissanceRe Holdings Ltd.	35,246	4,767,374
The Allstate Corp.	221,237	26,659,058
The Hartford Financial Services Group, Inc.	265,989	17,105,753
The Progressive Corp.	470,884	57,753,923
The Travelers Cos., Inc.	193,287	31,242,911
W.R. Berkley Corp.	169,202	10,964,290
Willis Towers Watson plc	89,830	18,579,539
		644,960,477

Materials 2.6%
Air Products and Chemicals, Inc.	178,530	45,069,899
Albemarle Corp.	94,292	25,266,484
Amcor plc	1,205,910	14,482,979
AptarGroup, Inc.	53,032	5,452,220
Avery Dennison Corp.	65,658	12,056,122
Axalta Coating Systems Ltd. *	167,488	4,312,816
Ball Corp.	257,596	14,376,433
Berry Global Group, Inc. *	104,890	5,698,674
Celanese Corp.	86,867	9,630,076
CF Industries Holdings, Inc.	168,117	17,393,385
Cleveland-Cliffs, Inc. *	383,484	6,622,769
Corteva, Inc.	583,559	35,848,029
Crown Holdings, Inc.	99,066	8,974,389
Dow, Inc.	586,615	29,917,365
DuPont de Nemours, Inc.	411,023	22,869,320
Eastman Chemical Co.	103,503	9,418,773
Ecolab, Inc.	200,161	32,792,377
FMC Corp.	102,088	11,033,671
Freeport-McMoRan, Inc.	1,167,433	34,556,017
Ginkgo Bioworks Holdings, Inc. *(a)	774,857	2,084,365
International Flavors & Fragrances, Inc.	205,305	22,682,096
International Paper Co.	299,316	12,457,532
Linde plc	405,611	114,731,127
LyondellBasell Industries N.V., Class A	208,599	17,313,717
Martin Marietta Materials, Inc.	50,505	17,561,094
Newmont Corp.	639,220	26,438,139
Nucor Corp.	214,344	28,494,891
Packaging Corp. of America	75,485	10,335,406
PPG Industries, Inc.	190,352	24,170,897
Reliance Steel & Aluminum Co.	49,957	9,390,917
Royal Gold, Inc.	52,620	4,835,778
SECURITY	NUMBER OF SHARES	VALUE ($)
RPM International, Inc.	103,713	9,661,903
Sealed Air Corp.	116,883	6,289,474
Sonoco Products Co.	78,591	4,952,805
Steel Dynamics, Inc.	144,884	11,695,036
The Mosaic Co.	292,017	15,730,956
The Scotts Miracle-Gro Co.	32,572	2,180,695
The Sherwin-Williams Co.	192,592	44,700,603
Vulcan Materials Co.	106,745	17,771,975
Westlake Corp.	26,986	2,661,629
Westrock Co.	205,247	8,330,976
		760,243,809

Media & Entertainment 7.0%
Activision Blizzard, Inc.	629,376	49,399,722
Alphabet, Inc., Class A *	4,846,251	524,461,283
Alphabet, Inc., Class C *	4,443,517	485,009,881
Altice USA, Inc., Class A *	180,070	1,800,700
AMC Entertainment Holdings, Inc., Class A *(a)	416,536	3,798,808
Cable One, Inc.	3,988	4,526,380
Charter Communications, Inc., Class A *	93,367	38,526,025
Comcast Corp., Class A	3,599,590	130,269,162
DISH Network Corp., Class A *	201,159	3,490,109
Electronic Arts, Inc.	226,512	28,737,577
Fox Corp., Class A	251,387	8,592,408
Fox Corp., Class B	114,617	3,624,190
IAC/InterActiveCorp *	67,530	4,340,153
Liberty Broadband Corp., Class A *	16,803	1,694,078
Liberty Broadband Corp., Class C *	105,533	10,732,706
Liberty Media Corp. - Liberty Formula One, Class A *	17,460	1,014,950
Liberty Media Corp. - Liberty Formula One, Class C *	165,428	10,534,455
Liberty Media Corp. - Liberty SiriusXM, Class A	63,026	2,618,100
Liberty Media Corp. - Liberty SiriusXM, Class C *	127,681	5,280,886
Live Nation Entertainment, Inc. *	110,168	9,954,781
Match Group, Inc. *	230,159	13,010,888
Meta Platforms, Inc., Class A *	1,847,917	301,081,117
Netflix, Inc. *	358,051	80,045,882
News Corp., Class A	310,319	5,250,597
News Corp., Class B	100,448	1,731,724
Omnicom Group, Inc.	166,260	11,122,794
Paramount Global, Class B	498,249	11,654,044
Pinterest, Inc., Class A *	463,279	10,673,948
Playtika Holding Corp. *	81,916	862,575
Roku, Inc. *	96,398	6,555,064
Sirius XM Holdings, Inc. (a)	725,707	4,419,556
Snap, Inc., Class A *	879,983	9,574,215
Take-Two Interactive Software, Inc. *	127,569	15,634,857
The Interpublic Group of Cos., Inc.	317,346	8,771,443
The Walt Disney Co. *	1,467,458	164,472,693
Twitter, Inc. *	614,673	23,818,579
Warner Bros Discovery, Inc. *	1,779,412	23,559,415
		2,020,645,745

Pharmaceuticals, Biotechnology & Life Sciences 7.9%
10X Genomics, Inc., Class A *	75,731	2,498,366
AbbVie, Inc.	1,423,786	191,442,266
Agilent Technologies, Inc.	241,638	30,990,073
Alnylam Pharmaceuticals, Inc. *	97,140	20,075,924
Amgen, Inc.	430,179	103,372,014
Avantor, Inc. *	489,704	12,198,527

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Biogen, Inc. *	117,815	23,018,695
BioMarin Pharmaceutical, Inc. *	149,668	13,350,386
Bio-Rad Laboratories, Inc., Class A *	17,460	8,468,798
Bio-Techne Corp.	31,796	10,550,231
Bristol-Myers Squibb Co.	1,714,522	115,575,928
Bruker Corp.	80,885	4,529,560
Catalent, Inc. *	144,570	12,722,160
Charles River Laboratories International, Inc. *	40,860	8,386,515
Danaher Corp.	521,506	140,759,684
Elanco Animal Health, Inc. *	381,151	5,766,815
Eli Lilly & Co.	635,421	191,407,868
Exact Sciences Corp. *	141,712	5,037,862
Gilead Sciences, Inc.	1,011,077	64,173,057
Horizon Therapeutics plc *	185,331	10,973,448
Illumina, Inc. *	126,580	25,523,591
Incyte Corp. *	151,721	10,685,710
IQVIA Holdings, Inc. *	152,373	32,403,642
Jazz Pharmaceuticals plc *	50,212	7,793,907
Johnson & Johnson	2,119,896	342,024,021
Merck & Co., Inc.	2,037,312	173,904,952
Mettler-Toledo International, Inc. *	18,299	22,186,806
Moderna, Inc. *	279,036	36,908,092
Neurocrine Biosciences, Inc. *	76,524	8,006,706
Novavax, Inc. *	62,971	2,080,562
Organon & Co.	203,215	5,797,724
PerkinElmer, Inc.	101,342	13,687,250
Pfizer, Inc.	4,520,841	204,477,638
Regeneron Pharmaceuticals, Inc. *	86,936	50,515,032
Repligen Corp. *	41,330	9,066,562
Royalty Pharma plc, Class A	291,737	12,197,524
Sarepta Therapeutics, Inc. *	70,234	7,682,195
Seagen, Inc. *	108,118	16,681,526
Syneos Health, Inc. *	82,662	4,968,813
Thermo Fisher Scientific, Inc.	315,406	171,997,200
Vertex Pharmaceuticals, Inc. *	206,139	58,081,725
Viatris, Inc.	980,370	9,362,533
Waters Corp. *	48,360	14,440,296
West Pharmaceutical Services, Inc.	59,534	17,663,142
Zoetis, Inc.	379,491	59,401,726
		2,292,837,052

Real Estate 3.2%
Alexandria Real Estate Equities, Inc.	119,531	18,336,055
American Homes 4 Rent, Class A	236,937	8,425,480
American Tower Corp.	374,541	95,152,141
Americold Realty Trust, Inc.	216,886	6,380,786
Apartment Income REIT Corp.	126,156	5,153,473
AvalonBay Communities, Inc.	112,884	22,679,524
Boston Properties, Inc.	115,193	9,149,780
Camden Property Trust	85,515	10,989,533
CBRE Group, Inc., Class A	263,289	20,789,299
Crown Castle, Inc.	348,926	59,607,029
CubeSmart	180,712	8,321,788
Digital Realty Trust, Inc.	229,323	28,351,202
Duke Realty Corp.	309,820	18,232,907
Equinix, Inc.	73,354	48,220,719
Equity LifeStyle Properties, Inc.	138,903	9,737,100
Equity Residential	275,981	20,196,290
Essex Property Trust, Inc.	52,609	13,944,542
Extra Space Storage, Inc.	108,066	21,475,956
Federal Realty Investment Trust	58,341	5,908,193
Gaming & Leisure Properties, Inc.	188,834	9,115,017
Healthcare Realty Trust, Inc., Class A	305,840	7,438,029
Healthpeak Properties, Inc.	432,995	11,366,119
Host Hotels & Resorts, Inc.	574,341	10,206,040
Invitation Homes, Inc.	493,344	17,898,520
SECURITY	NUMBER OF SHARES	VALUE ($)
Iron Mountain, Inc.	234,885	12,357,300
Jones Lang LaSalle, Inc. *	39,370	6,811,010
Kilroy Realty Corp.	83,718	4,082,927
Kimco Realty Corp.	496,748	10,471,448
Lamar Advertising Co., Class A	69,568	6,531,739
Medical Properties Trust, Inc.	480,201	7,015,737
Mid-America Apartment Communities, Inc.	92,684	15,354,958
National Retail Properties, Inc.	142,004	6,375,980
Omega Healthcare Investors, Inc.	189,266	6,181,428
Opendoor Technologies, Inc. *	317,048	1,372,818
Prologis, Inc.	596,686	74,293,374
Public Storage	123,026	40,700,692
Realty Income Corp.	485,475	33,148,233
Regency Centers Corp.	125,124	7,612,544
SBA Communications Corp.	86,917	28,269,754
Simon Property Group, Inc.	264,547	26,978,503
STORE Capital Corp.	203,054	5,478,397
Sun Communities, Inc.	98,113	15,080,949
UDR, Inc.	240,091	10,772,883
Ventas, Inc.	322,404	15,430,255
VICI Properties, Inc.	777,093	25,636,298
Vornado Realty Trust	129,156	3,386,470
Welltower, Inc.	365,930	28,048,534
Weyerhaeuser Co.	600,362	20,508,366
WP Carey, Inc.	155,607	13,075,656
Zillow Group, Inc., Class A *	29,212	975,681
Zillow Group, Inc., Class C *	131,862	4,412,102
		917,439,558

Retailing 5.9%
Advance Auto Parts, Inc.	48,916	8,249,194
Amazon.com, Inc. *	7,049,752	893,697,061
AutoZone, Inc. *	16,004	33,915,837
Bath & Body Works, Inc.	192,109	7,171,429
Best Buy Co., Inc.	163,185	11,535,548
Burlington Stores, Inc. *	53,178	7,455,024
CarMax, Inc. *	129,081	11,415,924
Carvana Co. *(a)	79,679	2,628,610
Dollar General Corp.	184,296	43,755,556
Dollar Tree, Inc. *	181,157	24,579,382
DoorDash, Inc., Class A *	134,335	8,046,667
eBay, Inc.	451,065	19,905,498
Etsy, Inc. *	102,233	10,796,827
Five Below, Inc. *	44,871	5,738,103
Floor & Decor Holdings, Inc., Class A *	85,338	6,943,100
GameStop Corp., Class A *(a)	198,580	5,687,331
Genuine Parts Co.	114,423	17,851,132
LKQ Corp.	209,435	11,146,131
Lowe’s Cos., Inc.	532,823	103,442,257
O'Reilly Automotive, Inc. *	52,849	36,842,095
Pool Corp.	32,454	11,008,072
RH *	14,179	3,628,548
Ross Stores, Inc.	282,968	24,411,649
Target Corp.	372,858	59,784,052
The Gap, Inc.	172,275	1,574,594
The Home Depot, Inc.	832,573	240,130,705
The TJX Cos., Inc.	945,210	58,933,843
Tractor Supply Co.	90,167	16,694,420
Ulta Beauty, Inc. *	42,003	17,635,800
Wayfair, Inc., Class A *	64,126	3,380,081
Williams-Sonoma, Inc.	56,279	8,371,501
		1,716,355,971

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Semiconductors & Semiconductor Equipment 5.0%
Advanced Micro Devices, Inc. *	1,305,999	110,840,135
Analog Devices, Inc.	421,331	63,844,286
Applied Materials, Inc.	712,038	66,981,415
Broadcom, Inc.	328,870	164,142,306
Enphase Energy, Inc. *	108,656	31,123,425
Entegris, Inc.	119,461	11,334,460
First Solar, Inc. *	80,216	10,231,551
Intel Corp.	3,294,171	105,149,938
KLA Corp.	120,302	41,399,527
Lam Research Corp.	111,648	48,891,776
Marvell Technology, Inc.	685,103	32,076,522
Microchip Technology, Inc.	448,105	29,238,851
Micron Technology, Inc.	898,870	50,813,121
Monolithic Power Systems, Inc.	35,412	16,048,010
NVIDIA Corp.	2,017,664	304,546,204
NXP Semiconductors N.V.	211,443	34,799,289
ON Semiconductor Corp. *	350,305	24,090,475
Qorvo, Inc. *	87,918	7,893,278
QUALCOMM, Inc.	902,750	119,406,743
Skyworks Solutions, Inc.	129,562	12,768,335
SolarEdge Technologies, Inc. *	44,559	12,296,947
Teradyne, Inc.	129,007	10,919,152
Texas Instruments, Inc.	742,702	122,701,797
Universal Display Corp.	35,113	3,923,176
		1,435,460,719

Software & Services 14.0%
Accenture plc, Class A	510,304	147,202,292
Adobe, Inc. *	380,687	142,163,753
Affirm Holdings, Inc. *	134,178	3,143,791
Akamai Technologies, Inc. *	128,989	11,645,127
ANSYS, Inc. *	69,843	17,342,017
AppLovin Corp., Class A *	28,463	701,044
Aspen Technology, Inc. *	22,610	4,761,666
Autodesk, Inc. *	175,159	35,336,577
Automatic Data Processing, Inc.	336,643	82,278,916
Avalara, Inc. *	70,644	6,470,284
Bentley Systems, Inc., Class B	151,339	5,564,735
Bill.com Holdings, Inc. *	74,967	12,135,658
Black Knight, Inc. *	125,723	8,317,834
Block, Inc. *	405,202	27,922,470
Broadridge Financial Solutions, Inc.	94,272	16,136,538
Cadence Design Systems, Inc. *	221,825	38,546,530
Ceridian HCM Holding, Inc. *	110,515	6,591,115
Citrix Systems, Inc.	100,881	10,367,540
Cloudflare, Inc., Class A *	226,726	14,186,246
Cognizant Technology Solutions Corp., Class A	420,013	26,532,221
Concentrix Corp.	34,774	4,373,874
Coupa Software, Inc. *	60,884	3,555,626
Crowdstrike Holdings, Inc., Class A *	171,580	31,332,224
Datadog, Inc., Class A *	207,424	21,769,149
DocuSign, Inc. *	161,223	9,386,403
DXC Technology Co. *	196,297	4,864,240
Dynatrace, Inc. *	158,980	6,069,856
Elastic N.V. *	58,933	4,945,068
EPAM Systems, Inc. *	45,937	19,592,130
Euronet Worldwide, Inc. *	40,656	3,604,561
Fair Isaac Corp. *	20,813	9,353,362
Fidelity National Information Services, Inc.	491,644	44,921,512
Fiserv, Inc. *	468,159	47,373,009
Five9, Inc. *	55,927	5,486,998
FleetCor Technologies, Inc. *	62,488	13,280,575
Fortinet, Inc. *	537,093	26,151,058
SECURITY	NUMBER OF SHARES	VALUE ($)
Gartner, Inc. *	64,861	18,506,140
Genpact Ltd.	138,547	6,508,938
Global Payments, Inc.	226,803	28,175,737
GoDaddy, Inc., Class A *	130,240	9,874,797
Guidewire Software, Inc. *	67,443	4,836,337
HubSpot, Inc. *	36,496	12,300,612
International Business Machines Corp.	724,797	93,100,175
Intuit, Inc.	227,920	98,411,298
Jack Henry & Associates, Inc.	58,591	11,261,190
Mastercard, Inc., Class A	691,848	224,414,736
Microsoft Corp.	6,025,543	1,575,498,728
MongoDB, Inc. *	54,345	17,545,827
NortonLifeLock, Inc.	467,406	10,558,701
Okta, Inc. *	121,295	11,086,363
Oracle Corp.	1,268,968	94,093,977
Palantir Technologies, Inc., Class A *	1,318,091	10,175,662
Palo Alto Networks, Inc. *	79,394	44,207,373
Paychex, Inc.	258,687	31,906,455
Paycom Software, Inc. *	38,700	13,591,440
Paylocity Holding Corp. *	32,119	7,740,679
PayPal Holdings, Inc. *	933,502	87,226,427
Pegasystems, Inc.	33,109	1,212,120
PTC, Inc. *	84,904	9,754,621
RingCentral, Inc., Class A *	68,327	2,940,794
Roper Technologies, Inc.	85,234	34,313,504
Salesforce, Inc. *	800,590	124,988,111
ServiceNow, Inc. *	161,392	70,144,191
Snowflake, Inc., Class A *	194,916	35,270,050
Splunk, Inc. *	129,681	11,675,180
SS&C Technologies Holdings, Inc.	178,612	9,959,405
Synopsys, Inc. *	123,367	42,687,449
The Trade Desk, Inc., Class A *	356,413	22,347,095
The Western Union Co.	309,828	4,591,651
Thoughtworks Holding, Inc. *	29,099	382,943
Twilio, Inc., Class A *	138,523	9,638,430
Tyler Technologies, Inc. *	33,526	12,455,244
UiPath, Inc., Class A *	223,721	3,680,210
Unity Software, Inc. *	133,774	5,714,825
VeriSign, Inc. *	76,781	13,991,034
Visa, Inc., Class A	1,325,838	263,457,269
VMware, Inc., Class A	163,043	18,917,879
WEX, Inc. *	36,175	5,579,994
Workday, Inc., Class A *	159,835	26,302,448
Zendesk, Inc. *	98,817	7,586,181
Zoom Video Communications, Inc., Class A *	183,007	14,713,763
Zscaler, Inc. *	64,787	10,316,682
		4,047,048,664

Technology Hardware & Equipment 8.5%
Amphenol Corp., Class A	481,870	35,431,901
Apple Inc.	12,387,941	1,947,632,084
Arista Networks, Inc. *	181,201	21,722,376
Arrow Electronics, Inc. *	53,150	5,570,652
CDW Corp.	108,475	18,516,683
Ciena Corp. *	122,270	6,203,980
Cisco Systems, Inc.	3,348,174	149,730,341
Cognex Corp.	139,339	5,867,565
Corning, Inc.	613,707	21,062,424
Dell Technologies, Inc., Class C	221,006	8,462,320
F5, Inc. *	48,720	7,651,963
Hewlett Packard Enterprise Co.	1,042,642	14,179,931
HP, Inc.	848,475	24,359,717
IPG Photonics Corp. *	27,567	2,497,295
Jabil, Inc.	113,838	6,864,431
Juniper Networks, Inc.	260,191	7,394,628

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Keysight Technologies, Inc. *	146,490	24,008,246
Motorola Solutions, Inc.	134,623	32,768,585
NetApp, Inc.	178,882	12,902,759
Seagate Technology Holdings plc	159,142	10,656,148
TE Connectivity Ltd.	259,512	32,753,010
Teledyne Technologies, Inc. *	37,833	13,936,164
Trimble, Inc. *	201,697	12,757,335
Ubiquiti, Inc. (a)	4,934	1,531,464
Western Digital Corp. *	253,728	10,722,545
Zebra Technologies Corp., Class A *	42,392	12,787,123
		2,447,971,670

Telecommunication Services 1.1%
AT&T, Inc.	5,768,910	101,186,682
Liberty Global plc, Class A *	140,942	2,847,028
Liberty Global plc, Class C *	239,928	5,112,866
Lumen Technologies, Inc.	750,271	7,472,699
T-Mobile US, Inc. *	475,044	68,387,334
Verizon Communications, Inc.	3,384,204	141,493,569
		326,500,178

Transportation 1.8%
Alaska Air Group, Inc. *	102,005	4,443,338
AMERCO	7,770	4,084,456
American Airlines Group, Inc. *	522,767	6,790,743
C.H. Robinson Worldwide, Inc.	102,508	11,701,288
CSX Corp.	1,750,310	55,397,312
Delta Air Lines, Inc. *	515,670	16,021,867
Expeditors International of Washington, Inc.	134,760	13,865,456
FedEx Corp.	192,259	40,530,120
Hertz Global Holdings, Inc. *	39,755	733,877
J.B. Hunt Transport Services, Inc.	67,546	11,754,355
Lyft, Inc., Class A *	246,364	3,628,942
Norfolk Southern Corp.	191,794	46,630,875
Old Dominion Freight Line, Inc.	74,125	20,118,266
Southwest Airlines Co. *	477,738	17,532,985
Uber Technologies, Inc. *	1,360,426	39,125,852
Union Pacific Corp.	505,874	113,573,772
United Airlines Holdings, Inc. *	263,137	9,212,426
United Parcel Service, Inc., Class B	591,993	115,148,558
XPO Logistics, Inc. *	80,230	4,205,657
		534,500,145

Utilities 3.1%
Alliant Energy Corp.	202,689	12,372,137
Ameren Corp.	208,294	19,292,190
American Electric Power Co., Inc.	413,616	41,444,323
American Water Works Co., Inc.	146,378	21,729,814
Atmos Energy Corp.	111,880	12,684,954
Avangrid, Inc.	56,438	2,788,037
CenterPoint Energy, Inc.	507,403	15,998,417
CMS Energy Corp.	232,779	15,721,894
Consolidated Edison, Inc.	284,794	27,835,766
Constellation Energy Corp.	263,944	21,535,191
Dominion Energy, Inc.	653,379	53,446,402
DTE Energy Co.	156,264	20,367,450
Duke Energy Corp.	619,805	66,263,353
Edison International	307,142	20,815,013
Entergy Corp.	163,929	18,901,014
SECURITY	NUMBER OF SHARES	VALUE ($)
Essential Utilities, Inc.	184,682	9,077,120
Evergy, Inc.	183,544	12,578,270
Eversource Energy	278,332	24,963,597
Exelon Corp.	789,561	34,669,623
FirstEnergy Corp.	458,471	18,132,528
NextEra Energy, Inc.	1,583,184	134,665,631
NiSource, Inc.	326,560	9,636,786
NRG Energy, Inc.	191,247	7,894,676
OGE Energy Corp.	163,045	6,609,844
PG&E Corp. *	1,214,244	14,971,629
Pinnacle West Capital Corp.	91,183	6,870,639
PPL Corp.	594,046	17,274,858
Public Service Enterprise Group, Inc.	402,332	25,894,088
Sempra Energy	253,052	41,745,988
The AES Corp.	536,639	13,657,463
The Southern Co.	856,857	66,037,969
UGI Corp.	167,895	6,631,852
Vistra Corp.	348,608	8,628,048
WEC Energy Group, Inc.	254,543	26,253,565
Xcel Energy, Inc.	439,024	32,597,532
		889,987,661
Total Common Stocks (Cost $21,368,641,972)		28,843,769,976

SHORT-TERM INVESTMENTS 0.2% OF NET ASSETS

Money Market Funds 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.25% (c)	18,141,699	18,141,699
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.25% (c)(d)	31,429,931	31,429,931
		49,571,630
Total Short-Term Investments (Cost $49,571,630)		49,571,630
Total Investments in Securities (Cost $21,418,213,602)		28,893,341,606

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
S&P 500 Index, e-mini, expires 09/16/22	300	59,347,500	(3,302,592)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $30,470,619.
(b)	Issuer is affiliated with the fund’s investment adviser.
(c)	The rate shown is the 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

REIT —	Real Estate Investment Trust

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap ETF
Portfolio Holdings  as of August 31, 2022 (continued)

Below is a summary of the fund’s transactions with affiliated issuers during the period ended August 31, 2022:
SECURITY	VALUE AT 8/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 8/31/22	BALANCE OF SHARES HELD AT 8/31/22	DIVIDENDS RECEIVED
COMMON STOCKS 0.3% OF NET ASSETS

Diversified Financials 0.3%
The Charles Schwab Corp.	$85,857,950	$12,557,185	($9,646,468)	$4,430,043	($7,390,006)	$85,808,704	1,209,425	$953,204

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$28,843,769,976	$—	$—	$28,843,769,976
Short-Term Investments[1]	49,571,630	—	—	49,571,630
Liabilities
Futures Contracts[2]	(3,302,592)	—	—	(3,302,592)
Total	$28,890,039,014	$—	$—	$28,890,039,014

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap ETF
Statement of Assets and Liabilities

As of August 31, 2022
Assets
Investments in securities, at value - affiliated (cost $56,290,484)		$85,808,704
Investments in securities, at value - unaffiliated (cost $21,361,923,118) including securities on loan of $30,470,619		28,807,532,902
Cash		83,417
Deposit with broker for futures contracts		3,830,400
Receivables:
Fund shares sold		51,783,709
Dividends		45,525,276
Investments sold		2,281,942
Income from securities on loan	+	269,371
Total assets		28,997,115,721
Liabilities
Collateral held for securities on loan		31,429,931
Payables:
Fund shares redeemed		30,619,606
Investments bought		22,968,930
Management fees		774,424
Variation margin on futures contracts	+	436,758
Total liabilities		86,229,649
Net assets		$28,910,886,072
Net Assets by Source
Capital received from investors		$21,962,318,442
Total distributable earnings	+	6,948,567,630
Net assets		$28,910,886,072

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$28,910,886,072		617,300,000		$46.83

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap ETF
Statement of Operations

For the period September 1, 2021 through August 31, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $90,180)		$449,373,504
Dividends received from securities - affiliated		953,204
Securities on loan, net	+	1,650,089
Total investment income		451,976,797
Expenses
Management fees		9,559,742
Proxy fees[1]	+	314,568
Total expenses	–	9,874,310
Net investment income		442,102,487
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - affiliated		(228,050)
Net realized losses on sales of securities - unaffiliated		(139,996,425)
Net realized gains on sales of in-kind redemptions - affiliated		4,658,093
Net realized gains on sales of in-kind redemptions - unaffiliated		1,664,733,921
Net realized losses on futures contracts	+	(5,029,985)
Net realized gains		1,524,137,554
Net change in unrealized appreciation (depreciation) on securities - affiliated		(7,390,006)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(6,385,806,233)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(4,160,177)
Net change in unrealized appreciation (depreciation)	+	(6,397,356,416)
Net realized and unrealized losses		(4,873,218,862)
Decrease in net assets resulting from operations		($4,431,116,375)

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap ETF
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	9/1/21-8/31/22		9/1/20-8/31/21
Net investment income		$442,102,487	$395,379,552
Net realized gains		1,524,137,554	85,290,878
Net change in unrealized appreciation (depreciation)	+	(6,397,356,416)	7,218,828,336
Increase (decrease) in net assets resulting from operations		($4,431,116,375)	$7,699,498,766
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($444,552,685)	($415,722,485)

TRANSACTIONS IN FUND SHARES1
	9/1/21-8/31/22			9/1/20-8/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		76,150,000	$3,881,895,998	64,100,000	$3,066,699,139
Shares redeemed	+	(62,450,000)	(3,130,544,574)	(12,300,000)	(568,767,235)
Net transactions in fund shares		13,700,000	$751,351,424	51,800,000	$2,497,931,904
SHARES OUTSTANDING AND NET ASSETS1
	9/1/21-8/31/22			9/1/20-8/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		603,600,000	$33,035,203,708	551,800,000	$23,253,495,523
Total increase (decrease)	+	13,700,000	(4,124,317,636)	51,800,000	9,781,708,185
End of period		617,300,000	$28,910,886,072	603,600,000	$33,035,203,708

[1]	For the period ended August 31, 2022, and the prior report period, transactions in fund shares have been retroactively adjusted to reflect a 2-for-1 share split effective after market close on March 10, 2022. The retroactive adjustment of the share split does not change the transaction in fund share values (see financial note 12 for additional information).

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth ETF
Financial Statements
FINANCIAL HIGHLIGHTS
	9/1/21– 8/31/22[1]	9/1/20– 8/31/21[1]	9/1/19– 8/31/20[1]	9/1/18– 8/31/19[1]	9/1/17– 8/31/18[1]
Per-Share Data
Net asset value at beginning of period	$78.35	$60.08	$42.01	$40.85	$32.78
Income (loss) from investment operations:
Net investment income (loss)[2]	0.29	0.37	0.35	0.48	0.34
Net realized and unrealized gains (losses)	(16.20)	18.21	18.09	1.14	8.09
Total from investment operations	(15.91)	18.58	18.44	1.62	8.43
Less distributions:
Distributions from net investment income	(0.35)	(0.31)	(0.37)	(0.46)	(0.36)
Net asset value at end of period	$62.09	$78.35	$60.08	$42.01	$40.85
Total return	(20.37%)	31.06%	44.22%	4.09%	25.88%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.04% [3]	0.04%	0.04%	0.04%	0.04%
Net investment income (loss)	0.41%	0.55%	0.74%	1.21%	0.93%
Portfolio turnover rate[4]	6%	12%	7%	14%	5%
Net assets, end of period (x 1,000,000)	$14,493	$16,563	$12,785	$8,108	$6,887

[1]	Per-Share Data has been retroactively adjusted to reflect a 2-for-1 share split effective after market close on March 10, 2022 (see financial note 12 for additional information).
[2]	Calculated based on the average shares outstanding during the period.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
[4]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth ETF
Portfolio Holdings  as of August 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.9% OF NET ASSETS

Automobiles & Components 4.4%
Tesla, Inc. *	2,305,434	635,400,665

Banks 0.2%
SVB Financial Group *	53,885	21,905,330

Capital Goods 1.0%
Axon Enterprise, Inc. *	65,156	7,602,402
Generac Holdings, Inc. *	58,485	12,890,679
Huntington Ingalls Industries, Inc.	36,461	8,395,510
L3Harris Technologies, Inc.	176,693	40,319,576
Nordson Corp.	49,270	11,192,666
Plug Power, Inc. *	472,478	13,248,283
TransDigm Group, Inc.	47,456	28,492,108
Trex Co., Inc. *	102,240	4,783,809
United Rentals, Inc. *	65,543	19,141,178
		146,066,211

Commercial & Professional Services 0.7%
Cintas Corp.	79,646	32,403,179
Copart, Inc. *	195,840	23,432,256
CoStar Group, Inc. *	362,726	25,260,239
Verisk Analytics, Inc.	144,522	27,048,737
		108,144,411

Consumer Durables & Apparel 0.4%
Deckers Outdoor Corp. *	24,976	8,031,532
Lululemon Athletica, Inc. *	106,585	31,971,237
NVR, Inc. *	2,782	11,517,647
Peloton Interactive, Inc., Class A *	281,546	2,868,954
		54,389,370

Consumer Services 1.6%
Airbnb, Inc., Class A *	349,857	39,575,824
Booking Holdings, Inc. *	37,133	69,654,453
Caesars Entertainment, Inc. *	194,667	8,394,041
Chegg, Inc. *	112,384	2,211,717
Chipotle Mexican Grill, Inc. *	25,568	40,826,982
Domino’s Pizza, Inc.	32,997	12,270,264
DraftKings, Inc., Class A *	328,104	5,269,350
Expedia Group, Inc. *	138,668	14,234,270
Hilton Worldwide Holdings, Inc.	254,832	32,455,404
		224,892,305

Diversified Financials 2.3%
BlackRock, Inc.	130,348	86,862,604
Coinbase Global, Inc., Class A *(a)	29,329	1,959,177
Credit Acceptance Corp. *	6,757	3,595,264
FactSet Research Systems, Inc.	34,653	15,016,531
SECURITY	NUMBER OF SHARES	VALUE ($)
KKR & Co., Inc.	542,712	27,439,519
MarketAxess Holdings, Inc.	34,577	8,595,496
Moody's Corp.	147,022	41,830,699
MSCI, Inc.	74,207	33,336,753
S&P Global, Inc.	318,917	112,316,189
SoFi Technologies, Inc. *(a)	652,305	3,861,646
Upstart Holdings, Inc. *(a)	43,791	1,134,187
		335,948,065

Energy 0.8%
Baker Hughes Co.	854,252	21,578,406
Cheniere Energy, Inc.	216,395	34,662,151
Diamondback Energy, Inc.	156,480	20,855,654
Halliburton Co.	822,911	24,794,309
Texas Pacific Land Corp.	5,666	10,428,046
		112,318,566

Food & Staples Retailing 1.5%
Costco Wholesale Corp.	406,024	211,985,130

Food, Beverage & Tobacco 0.3%
Beyond Meat, Inc. *(a)	52,217	1,274,095
Monster Beverage Corp. *	344,433	30,595,983
Post Holdings, Inc. *	51,443	4,566,081
The Boston Beer Co., Inc., Class A *	8,436	2,843,607
		39,279,766

Health Care Equipment & Services 7.5%
ABIOMED, Inc. *	41,680	10,806,790
agilon health, Inc. *	44,508	924,876
Align Technology, Inc. *	67,098	16,351,783
Boston Scientific Corp. *	1,309,079	52,768,974
Centene Corp. *	535,825	48,084,936
Chemed Corp.	13,665	6,507,136
Cigna Corp.	290,532	82,351,295
DexCom, Inc. *	359,212	29,530,819
Edwards Lifesciences Corp. *	569,257	51,290,056
Guardant Health, Inc. *	91,397	4,575,334
Humana, Inc.	115,764	55,772,780
IDEXX Laboratories, Inc. *	76,950	26,749,359
Insulet Corp. *	63,530	16,230,009
Intuitive Surgical, Inc. *	328,667	67,619,949
Masimo Corp. *	46,779	6,871,367
McKesson Corp.	133,052	48,830,084
Molina Healthcare, Inc. *	53,776	18,142,409
Novocure Ltd. *	82,223	6,752,975
Oak Street Health, Inc. *	124,605	3,264,651
Penumbra, Inc. *	31,886	5,234,725
ResMed, Inc.	134,000	29,469,280
Teladoc Health, Inc. *	147,742	4,588,867
Teleflex, Inc.	42,899	9,706,328
The Cooper Cos., Inc.	45,151	12,978,203
UnitedHealth Group, Inc.	859,713	446,474,752

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Veeva Systems, Inc., Class A *	128,023	25,517,544
		1,087,395,281

Household & Personal Products 0.4%
The Estee Lauder Cos., Inc., Class A	212,700	54,106,626

Insurance 0.2%
Alleghany Corp. *	12,264	10,316,231
Markel Corp. *	12,362	14,761,588
RenaissanceRe Holdings Ltd.	40,334	5,455,577
		30,533,396

Materials 1.5%
Ginkgo Bioworks Holdings, Inc. *(a)	879,967	2,367,111
Linde plc	460,944	130,382,620
Newmont Corp.	726,503	30,048,164
The Sherwin-Williams Co.	219,164	50,867,965
		213,665,860

Media & Entertainment 12.0%
Alphabet, Inc., Class A *	5,483,093	593,380,324
Alphabet, Inc., Class C *	5,025,431	548,525,794
Altice USA, Inc., Class A *	209,227	2,092,270
Cable One, Inc.	4,481	5,085,935
Charter Communications, Inc., Class A *	106,853	44,090,753
Fox Corp., Class A	285,402	9,755,040
Fox Corp., Class B	142,737	4,513,344
Liberty Broadband Corp., Class A *	23,459	2,365,136
Liberty Broadband Corp., Class C *	119,676	12,171,049
Live Nation Entertainment, Inc. *	128,521	11,613,158
Meta Platforms, Inc., Class A *	2,111,027	343,949,629
Netflix, Inc. *	407,767	91,160,391
Pinterest, Inc., Class A *	548,346	12,633,892
Roku, Inc. *	109,662	7,457,016
Snap, Inc., Class A *	1,029,034	11,195,890
Take-Two Interactive Software, Inc. *	149,927	18,375,053
Twitter, Inc. *	708,042	27,436,628
		1,745,801,302

Pharmaceuticals, Biotechnology & Life Sciences 5.8%
10X Genomics, Inc., Class A *	83,777	2,763,803
Alnylam Pharmaceuticals, Inc. *	110,735	22,885,602
Avantor, Inc. *	558,658	13,916,171
BioMarin Pharmaceutical, Inc. *	169,274	15,099,241
Bio-Rad Laboratories, Inc., Class A *	19,837	9,621,738
Bio-Techne Corp.	35,864	11,900,034
Charles River Laboratories International, Inc. *	46,503	9,544,741
Danaher Corp.	592,739	159,986,184
Exact Sciences Corp. *	157,324	5,592,868
Horizon Therapeutics plc *	210,446	12,460,508
Illumina, Inc. *	143,905	29,017,004
Incyte Corp. *	172,210	12,128,750
IQVIA Holdings, Inc. *	173,406	36,876,520
Mettler-Toledo International, Inc. *	20,751	25,159,757
Neurocrine Biosciences, Inc. *	87,335	9,137,861
PerkinElmer, Inc.	115,499	15,599,295
Regeneron Pharmaceuticals, Inc. *	98,914	57,474,969
Repligen Corp. *	47,266	10,368,742
Sarepta Therapeutics, Inc. *	79,758	8,723,930
Seagen, Inc. *	122,968	18,972,733
Syneos Health, Inc. *	94,098	5,656,231
SECURITY	NUMBER OF SHARES	VALUE ($)
Thermo Fisher Scientific, Inc.	358,883	195,706,078
Vertex Pharmaceuticals, Inc. *	234,228	65,996,081
West Pharmaceutical Services, Inc.	67,859	20,133,087
Zoetis, Inc.	430,943	67,455,508
		842,177,436

Real Estate 1.5%
American Tower Corp.	425,671	108,141,718
CBRE Group, Inc., Class A	299,455	23,644,967
Equinix, Inc.	83,297	54,756,949
SBA Communications Corp.	98,720	32,108,680
Zillow Group, Inc., Class A *	33,631	1,123,275
Zillow Group, Inc., Class C *	148,644	4,973,628
		224,749,217

Retailing 8.5%
Amazon.com, Inc. *	7,989,688	1,012,852,748
AutoZone, Inc. *	18,314	38,811,212
Carvana Co. *(a)	90,605	2,989,059
Dollar General Corp.	210,580	49,995,903
DoorDash, Inc., Class A *	158,566	9,498,103
Etsy, Inc. *	119,903	12,662,956
Five Below, Inc. *	50,867	6,504,872
Floor & Decor Holdings, Inc., Class A *	96,948	7,887,689
O'Reilly Automotive, Inc. *	60,799	42,384,199
Pool Corp.	37,867	12,844,108
RH *	16,145	4,131,667
Ulta Beauty, Inc. *	48,085	20,189,449
Wayfair, Inc., Class A *	76,475	4,030,997
		1,224,782,962

Semiconductors & Semiconductor Equipment 5.9%
Advanced Micro Devices, Inc. *	1,483,960	125,943,685
Broadcom, Inc.	373,927	186,630,705
Enphase Energy, Inc. *	123,571	35,395,677
Lam Research Corp.	127,036	55,630,335
Monolithic Power Systems, Inc.	40,141	18,191,098
NVIDIA Corp.	2,293,767	346,221,191
NXP Semiconductors N.V.	240,421	39,568,488
ON Semiconductor Corp. *	397,902	27,363,721
Qorvo, Inc. *	99,449	8,928,531
SolarEdge Technologies, Inc. *	50,707	13,993,611
Universal Display Corp.	39,451	4,407,860
		862,274,902

Software & Services 26.6%
Adobe, Inc. *	433,594	161,921,343
Affirm Holdings, Inc. *	149,237	3,496,623
ANSYS, Inc. *	79,803	19,815,085
AppLovin Corp., Class A *	33,200	817,716
Autodesk, Inc. *	199,205	40,187,617
Avalara, Inc. *	80,393	7,363,195
Bill.com Holdings, Inc. *	84,938	13,749,763
Block, Inc. *	460,697	31,746,630
Cadence Design Systems, Inc. *	254,062	44,148,354
Cloudflare, Inc., Class A *	257,499	16,111,712
Concentrix Corp.	39,471	4,964,662
Coupa Software, Inc. *	68,573	4,004,663
Crowdstrike Holdings, Inc., Class A *	195,271	35,658,437
Datadog, Inc., Class A *	235,784	24,745,531
DocuSign, Inc. *	183,035	10,656,298
Dynatrace, Inc. *	181,146	6,916,154
Elastic N.V. *	66,955	5,618,194
EPAM Systems, Inc. *	52,298	22,305,097

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Fair Isaac Corp. *	23,738	10,667,857
Fiserv, Inc. *	532,929	53,927,086
Five9, Inc. *	63,569	6,236,755
FleetCor Technologies, Inc. *	70,806	15,048,399
Fortinet, Inc. *	612,691	29,831,925
Gartner, Inc. *	73,787	21,052,907
Global Payments, Inc.	257,813	32,028,109
GoDaddy, Inc., Class A *	148,014	11,222,421
HubSpot, Inc. *	41,539	14,000,305
Intuit, Inc.	259,488	112,041,729
Mastercard, Inc., Class A	787,359	255,395,639
Microsoft Corp.	6,838,472	1,788,055,274
MongoDB, Inc. *	61,826	19,961,142
Okta, Inc. *	137,930	12,606,802
Palo Alto Networks, Inc. *	90,340	50,302,215
Paycom Software, Inc. *	44,061	15,474,223
Paylocity Holding Corp. *	36,392	8,770,472
PayPal Holdings, Inc. *	1,060,503	99,093,400
PTC, Inc. *	96,401	11,075,511
RingCentral, Inc., Class A *	76,485	3,291,914
Roper Technologies, Inc.	97,003	39,051,468
Salesforce, Inc. *	911,610	142,320,553
ServiceNow, Inc. *	184,384	80,136,974
Snowflake, Inc., Class A *	221,742	40,124,215
Splunk, Inc. *	147,269	13,258,628
SS&C Technologies Holdings, Inc.	203,149	11,327,588
Synopsys, Inc. *	140,944	48,769,443
The Trade Desk, Inc., Class A *	404,723	25,376,132
Twilio, Inc., Class A *	156,694	10,902,769
Tyler Technologies, Inc. *	37,978	14,109,207
UiPath, Inc., Class A *	253,931	4,177,165
Unity Software, Inc. *	151,682	6,479,855
Visa, Inc., Class A	1,509,205	299,894,126
VMware, Inc., Class A	185,591	21,534,124
WEX, Inc. *	41,257	6,363,892
Workday, Inc., Class A *	182,078	29,962,756
Zendesk, Inc. *	112,216	8,614,822
Zoom Video Communications, Inc., Class A *	208,007	16,723,763
Zscaler, Inc. *	73,511	11,705,892
		3,855,144,531

Technology Hardware & Equipment 15.8%
Apple Inc.	14,063,312	2,211,033,913
Arista Networks, Inc. *	214,845	25,755,618
Ciena Corp. *	139,728	7,089,799
Dell Technologies, Inc., Class C	255,185	9,771,034
IPG Photonics Corp. *	32,031	2,901,688
Teledyne Technologies, Inc. *	44,939	16,553,730
Ubiquiti, Inc. (a)	6,330	1,964,769
Zebra Technologies Corp., Class A *	49,127	14,818,668
		2,289,889,219

SECURITY	NUMBER OF SHARES	VALUE ($)
Telecommunication Services 0.5%
T-Mobile US, Inc. *	539,901	77,724,148

Transportation 0.5%
AMERCO	8,882	4,669,001
Lyft, Inc., Class A *	269,871	3,975,200
Old Dominion Freight Line, Inc.	84,082	22,820,696
Uber Technologies, Inc. *	1,546,548	44,478,720
		75,943,617
Total Common Stocks (Cost $10,631,872,378)		14,474,518,316

SHORT-TERM INVESTMENTS 0.1% OF NET ASSETS

Money Market Funds 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.25% (b)	10,980,206	10,980,206
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.25% (b)(c)	13,284,395	13,284,395
		24,264,601
Total Short-Term Investments (Cost $24,264,601)		24,264,601
Total Investments in Securities (Cost $10,656,136,979)		14,498,782,917

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
Russell 1000 Growth Index, e-mini, expires 09/16/22	151	17,744,010	(818,008)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $12,838,547.
(b)	The rate shown is the 7-day yield.
(c)	Security purchased with cash collateral received for securities on loan.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth ETF
Portfolio Holdings  as of August 31, 2022 (continued)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$14,474,518,316	$—	$—	$14,474,518,316
Short-Term Investments[1]	24,264,601	—	—	24,264,601
Liabilities
Futures Contracts[2]	(818,008)	—	—	(818,008)
Total	$14,497,964,909	$—	$—	$14,497,964,909

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth ETF
Statement of Assets and Liabilities

As of August 31, 2022
Assets
Investments in securities, at value - unaffiliated (cost $10,656,136,979) including securities on loan of $12,838,547		$14,498,782,917
Cash		6,762
Deposit with broker for futures contracts		1,209,600
Receivables:
Fund shares sold		31,138,662
Dividends		6,483,122
Income from securities on loan	+	67,670
Total assets		14,537,688,733
Liabilities
Collateral held for securities on loan		13,284,395
Payables:
Investments bought		24,645,967
Fund shares redeemed		6,209,454
Management fees		527,038
Variation margin on futures contracts	+	147,979
Total liabilities		44,814,833
Net assets		$14,492,873,900
Net Assets by Source
Capital received from investors		$11,031,578,570
Total distributable earnings	+	3,461,295,330
Net assets		$14,492,873,900

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$14,492,873,900		233,400,000		$62.09

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth ETF
Statement of Operations

For the period September 1, 2021 through August 31, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $96,825)		$70,481,886
Securities on loan, net	+	564,758
Total investment income		71,046,644
Expenses
Management fees		6,271,697
Proxy fees[1]	+	70,608
Total expenses	–	6,342,305
Net investment income		64,704,339
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(118,067,682)
Net realized gains on sales of in-kind redemptions - unaffiliated		615,469,381
Net realized losses on futures contracts	+	(1,559,234)
Net realized gains		495,842,465
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(4,086,770,390)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(1,425,196)
Net change in unrealized appreciation (depreciation)	+	(4,088,195,586)
Net realized and unrealized losses		(3,592,353,121)
Decrease in net assets resulting from operations		($3,527,648,782)

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth ETF
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	9/1/21-8/31/22		9/1/20-8/31/21
Net investment income		$64,704,339	$76,553,884
Net realized gains		495,842,465	1,284,052,294
Net change in unrealized appreciation (depreciation)	+	(4,088,195,586)	2,466,871,562
Increase (decrease) in net assets resulting from operations		($3,527,648,782)	$3,827,477,740
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($75,895,760)	($64,681,390)

TRANSACTIONS IN FUND SHARES1
	9/1/21-8/31/22			9/1/20-8/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		39,450,000	$2,822,393,022	45,400,000	$2,780,390,040
Shares redeemed	+	(17,450,000)	(1,289,334,614)	(46,800,000)	(2,765,211,293)
Net transactions in fund shares		22,000,000	$1,533,058,408	(1,400,000)	$15,178,747
SHARES OUTSTANDING AND NET ASSETS1
	9/1/21-8/31/22			9/1/20-8/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		211,400,000	$16,563,360,034	212,800,000	$12,785,384,937
Total increase (decrease)	+	22,000,000	(2,070,486,134)	(1,400,000)	3,777,975,097
End of period		233,400,000	$14,492,873,900	211,400,000	$16,563,360,034

[1]	For the period ended August 31, 2022, and the prior report period, transactions in fund shares have been retroactively adjusted to reflect a 2-for-1 share split effective after market close on March 10, 2022. The retroactive adjustment of the share split does not change the transaction in fund share values (see financial note 12 for additional information).

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value ETF
Financial Statements
FINANCIAL HIGHLIGHTS
	9/1/21– 8/31/22	9/1/20– 8/31/21	9/1/19– 8/31/20	9/1/18– 8/31/19	9/1/17– 8/31/18
Per-Share Data
Net asset value at beginning of period	$70.68	$53.91	$55.14	$56.37	$50.65
Income (loss) from investment operations:
Net investment income (loss)[1]	1.51	1.39	1.93	1.84	1.47
Net realized and unrealized gains (losses)	(6.24)	17.05	(1.36)	(1.48)	5.63
Total from investment operations	(4.73)	18.44	0.57	0.36	7.10
Less distributions:
Distributions from net investment income	(1.48)	(1.67)	(1.80)	(1.59)	(1.38)
Net asset value at end of period	$64.47	$70.68	$53.91	$55.14	$56.37
Total return	(6.78%)	34.95%	1.21%	0.70%	14.20%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.04% [2]	0.04%	0.04%	0.04%	0.04%
Net investment income (loss)	2.19%	2.22%	3.59%	3.38%	2.72%
Portfolio turnover rate[3]	8%	23%	19%	7%	8%
Net assets, end of period (x 1,000,000)	$9,497	$9,927	$6,847	$5,977	$4,692

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
[3]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value ETF
Portfolio Holdings  as of August 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.8% OF NET ASSETS

Automobiles & Components 1.0%
Aptiv plc *	128,266	11,983,892
Autoliv, Inc.	37,220	2,895,344
BorgWarner, Inc.	113,060	4,262,362
Ford Motor Co.	1,871,894	28,527,665
General Motors Co.	691,240	26,412,280
Gentex Corp.	111,527	3,043,572
Harley-Davidson, Inc.	69,841	2,693,767
Lear Corp.	28,439	3,942,783
Lucid Group, Inc. *(a)	269,121	4,128,316
QuantumScape Corp. *(a)	123,140	1,358,234
Rivian Automotive, Inc., Class A *	75,798	2,479,353
		91,727,568

Banks 6.2%
Bank of America Corp.	3,359,806	112,923,080
BOK Financial Corp.	14,133	1,256,000
Citigroup, Inc.	920,183	44,914,132
Citizens Financial Group, Inc.	232,085	8,512,878
Comerica, Inc.	61,757	4,959,087
Commerce Bancshares, Inc.	52,312	3,597,496
Cullen/Frost Bankers, Inc.	26,913	3,497,614
East West Bancorp, Inc.	67,364	4,861,660
Fifth Third Bancorp	325,085	11,101,653
First Republic Bank	85,098	12,920,429
Huntington Bancshares, Inc.	680,842	9,123,283
JPMorgan Chase & Co.	1,391,811	158,290,665
KeyCorp	441,244	7,805,606
M&T Bank Corp.	85,030	15,456,753
Regions Financial Corp.	443,445	9,609,453
Signature Bank	29,892	5,211,969
The PNC Financial Services Group, Inc.	196,021	30,971,318
Truist Financial Corp.	631,017	29,556,836
U.S. Bancorp	640,841	29,228,758
Wells Fargo & Co.	1,796,127	78,508,711
Zions Bancorp NA	71,420	3,930,243
		586,237,624

Capital Goods 8.9%
3M Co.	269,601	33,524,884
A.O. Smith Corp.	61,587	3,476,586
Acuity Brands, Inc.	16,321	2,675,502
AGCO Corp.	28,899	3,141,610
Allegion plc	41,679	3,963,673
AMETEK, Inc.	109,482	13,155,357
Carlisle Cos., Inc.	24,462	7,232,435
Carrier Global Corp.	401,938	15,723,815
Caterpillar, Inc.	252,743	46,684,160
Cummins, Inc.	66,848	14,397,054
Deere & Co.	132,292	48,319,653
Donaldson Co., Inc.	58,448	3,001,305
Dover Corp.	68,212	8,523,772
SECURITY	NUMBER OF SHARES	VALUE ($)
Eaton Corp. plc	189,143	25,844,500
Emerson Electric Co.	281,345	22,997,140
Fastenal Co.	272,759	13,727,960
Fortive Corp.	169,990	10,765,467
Fortune Brands Home & Security, Inc.	62,072	3,813,083
General Dynamics Corp.	109,196	24,998,240
General Electric Co.	521,592	38,305,716
Graco, Inc.	80,234	5,122,139
HEICO Corp.	20,156	3,069,759
HEICO Corp., Class A	35,503	4,351,958
Honeywell International, Inc.	322,541	61,073,138
Howmet Aerospace, Inc.	178,447	6,322,377
Hubbell, Inc.	25,480	5,256,524
IDEX Corp.	36,042	7,252,011
Illinois Tool Works, Inc.	134,356	26,176,579
Ingersoll Rand, Inc.	192,107	9,100,109
Johnson Controls International plc	329,634	17,846,385
Lennox International, Inc.	15,630	3,753,076
Lincoln Electric Holdings, Inc.	27,623	3,775,788
Lockheed Martin Corp.	112,216	47,143,064
Masco Corp.	111,913	5,693,014
Northrop Grumman Corp.	69,233	33,092,682
Otis Worldwide Corp.	200,422	14,474,477
Owens Corning	46,037	3,762,604
PACCAR, Inc.	164,735	14,415,960
Parker-Hannifin Corp.	60,823	16,118,095
Pentair plc	78,195	3,479,677
Quanta Services, Inc.	68,174	9,632,986
Raytheon Technologies Corp.	704,696	63,246,466
Rockwell Automation, Inc.	55,100	13,055,394
Sensata Technologies Holding plc	74,058	2,983,056
Snap-on, Inc.	25,302	5,512,294
Stanley Black & Decker, Inc.	71,450	6,294,745
Textron, Inc.	102,079	6,367,688
The Boeing Co. *	263,553	42,234,368
The Middleby Corp. *	25,782	3,707,967
The Toro Co.	49,551	4,109,264
Trane Technologies plc	110,811	17,072,651
W.W. Grainger, Inc.	20,344	11,289,699
Watsco, Inc.	15,726	4,277,944
Westinghouse Air Brake Technologies Corp.	86,477	7,579,709
Woodward, Inc.	28,849	2,684,976
Xylem, Inc.	85,304	7,771,194
		843,371,729

Commercial & Professional Services 1.1%
Booz Allen Hamilton Holding Corp.	63,243	6,052,355
Clarivate plc *	184,708	2,155,542
Dun & Bradstreet Holdings, Inc.	72,325	1,030,631
Equifax, Inc.	57,889	10,926,549
IAA, Inc. *	63,361	2,360,831
Jacobs Solutions, Inc.	60,871	7,583,309
Leidos Holdings, Inc.	64,702	6,149,925
ManpowerGroup, Inc.	24,933	1,828,088
Nielsen Holdings plc	170,678	4,751,675

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Republic Services, Inc.	98,849	14,107,729
Robert Half International, Inc.	52,546	4,044,466
Rollins, Inc.	107,109	3,616,000
Stericycle, Inc. *	43,312	2,169,498
TransUnion	91,225	6,738,791
Waste Management, Inc.	181,020	30,597,811
		104,113,200

Consumer Durables & Apparel 1.4%
D.R. Horton, Inc.	151,726	10,795,305
Garmin Ltd.	72,368	6,403,844
Hanesbrands, Inc.	164,027	1,428,675
Hasbro, Inc.	61,866	4,876,278
Leggett & Platt, Inc.	63,495	2,426,779
Lennar Corp., Class A	122,275	9,470,199
Lennar Corp., Class B	7,275	448,722
Mohawk Industries, Inc. *	24,468	2,700,288
Newell Brands, Inc.	174,977	3,123,339
NIKE, Inc., Class B	601,272	64,005,404
Polaris, Inc.	26,618	3,015,021
PulteGroup, Inc.	112,032	4,555,221
Tapestry, Inc.	119,493	4,149,992
Toll Brothers, Inc.	52,311	2,290,699
Under Armour, Inc., Class A *	89,297	751,881
Under Armour, Inc., Class C *	95,562	725,316
VF Corp.	152,897	6,337,581
Whirlpool Corp.	26,711	4,182,943
		131,687,487

Consumer Services 2.3%
ADT, Inc.	109,153	795,725
Aramark	121,565	4,341,086
Bright Horizons Family Solutions, Inc. *	28,145	1,919,489
Carnival Corp. *	461,114	4,362,139
Darden Restaurants, Inc.	59,083	7,309,158
Las Vegas Sands Corp. *	162,909	6,130,266
Marriott International, Inc., Class A	130,338	20,038,164
McDonald’s Corp.	350,477	88,418,338
MGM Resorts International	167,880	5,479,603
Norwegian Cruise Line Holdings Ltd. *	199,424	2,608,466
Royal Caribbean Cruises Ltd. *	106,113	4,334,716
Service Corp. International	75,191	4,640,037
Starbucks Corp.	543,577	45,698,518
Vail Resorts, Inc.	19,265	4,328,460
Wyndham Hotels & Resorts, Inc.	43,415	2,836,736
Wynn Resorts Ltd. *	49,800	3,017,382
Yum! Brands, Inc.	135,100	15,028,524
		221,286,807

Diversified Financials 7.6%
AGNC Investment Corp.	248,296	2,967,137
Ally Financial, Inc.	153,271	5,088,597
American Express Co.	289,063	43,937,576
Ameriprise Financial, Inc.	52,104	13,964,393
Annaly Capital Management, Inc.	785,383	5,065,720
Apollo Global Management, Inc.	176,697	9,820,819
Ares Management Corp., Class A	81,444	6,038,258
Berkshire Hathaway, Inc., Class B *	857,304	240,730,963
Blackstone, Inc.	332,095	31,197,004
Capital One Financial Corp.	186,209	19,704,636
Cboe Global Markets, Inc.	50,335	5,938,020
CME Group, Inc.	170,340	33,320,207
Discover Financial Services	133,258	13,391,097
Equitable Holdings, Inc.	168,018	4,998,536
Franklin Resources, Inc.	133,190	3,472,263
SECURITY	NUMBER OF SHARES	VALUE ($)
Intercontinental Exchange, Inc.	264,639	26,688,843
Invesco Ltd.	159,391	2,625,170
Jefferies Financial Group, Inc.	90,446	2,902,412
Morgan Stanley	663,173	56,515,603
Morningstar, Inc.	11,179	2,548,700
Nasdaq, Inc.	164,171	9,773,100
Northern Trust Corp.	98,908	9,405,162
Raymond James Financial, Inc.	92,039	9,606,111
SEI Investments Co.	49,804	2,724,279
Starwood Property Trust, Inc.	145,843	3,344,180
State Street Corp.	174,191	11,905,955
Synchrony Financial	237,440	7,776,160
T. Rowe Price Group, Inc.	107,744	12,929,280
The Bank of New York Mellon Corp.	352,378	14,634,258
The Carlyle Group, Inc.	67,016	2,180,031
The Charles Schwab Corp. (b)	712,721	50,567,555
The Goldman Sachs Group, Inc.	162,752	54,142,708
Voya Financial, Inc.	48,769	3,000,757
		722,905,490

Energy 7.5%
APA Corp.	160,252	6,267,456
Chevron Corp.	931,052	147,162,079
ConocoPhillips	612,884	67,080,154
Continental Resources, Inc.	27,681	1,932,964
Coterra Energy, Inc.	381,438	11,790,249
Devon Energy Corp.	290,835	20,538,768
EOG Resources, Inc.	277,522	33,663,419
Exxon Mobil Corp.	1,996,135	190,810,545
Hess Corp.	131,275	15,855,394
Kinder Morgan, Inc.	923,930	16,926,398
Marathon Oil Corp.	335,558	8,586,929
Marathon Petroleum Corp.	256,275	25,819,706
Occidental Petroleum Corp.	422,003	29,962,213
ONEOK, Inc.	211,742	12,964,963
Phillips 66	228,087	20,404,663
Pioneer Natural Resources Co.	106,592	26,991,226
Schlumberger N.V.	669,563	25,543,828
Targa Resources Corp.	108,134	7,377,983
The Williams Cos., Inc.	577,605	19,655,898
Valero Energy Corp.	193,354	22,645,620
		711,980,455

Food & Staples Retailing 1.5%
Albertsons Cos., Inc., Class A	50,497	1,389,172
Sysco Corp.	241,353	19,844,044
The Kroger Co.	310,996	14,909,148
US Foods Holding Corp. *	105,623	3,234,176
Walgreens Boots Alliance, Inc.	339,845	11,914,966
Walmart, Inc.	665,276	88,182,334
		139,473,840

Food, Beverage & Tobacco 6.0%
Altria Group, Inc.	857,894	38,708,177
Archer-Daniels-Midland Co.	266,727	23,442,636
Brown-Forman Corp., Class A	26,539	1,872,857
Brown-Forman Corp., Class B	86,366	6,278,808
Bunge Ltd.	71,884	7,128,736
Campbell Soup Co.	95,928	4,832,853
Conagra Brands, Inc.	227,244	7,812,649
Constellation Brands, Inc., Class A	77,072	18,963,566
Darling Ingredients, Inc. *	76,474	5,816,612
General Mills, Inc.	285,277	21,909,274
Hormel Foods Corp.	134,237	6,749,436
Kellogg Co.	120,259	8,747,640

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Keurig Dr Pepper, Inc.	349,647	13,328,544
Lamb Weston Holdings, Inc.	68,505	5,448,203
McCormick & Co., Inc. Non Voting Shares	118,457	9,958,680
Molson Coors Beverage Co., Class B	89,542	4,626,635
Mondelez International, Inc., Class A	655,832	40,569,767
PepsiCo, Inc.	655,204	112,871,993
Philip Morris International, Inc.	734,528	70,140,079
The Coca-Cola Co.	1,848,829	114,091,238
The Hershey Co.	69,179	15,542,446
The J.M. Smucker Co.	51,449	7,202,345
The Kraft Heinz Co.	336,473	12,584,090
Tyson Foods, Inc., Class A	138,301	10,425,129
		569,052,393

Health Care Equipment & Services 4.6%
Abbott Laboratories	829,722	85,170,963
AmerisourceBergen Corp.	71,370	10,459,987
Baxter International, Inc.	238,595	13,709,669
Becton Dickinson & Co.	135,081	34,097,146
Cardinal Health, Inc.	128,994	9,122,456
CVS Health Corp.	621,391	60,989,527
DaVita, Inc. *	28,555	2,435,456
Dentsply Sirona, Inc.	102,344	3,353,813
Elevance Health, Inc.	114,246	55,421,877
Encompass Health Corp.	47,055	2,285,461
Enhabit, Inc. *	23,486	389,868
HCA Healthcare, Inc.	107,867	21,343,643
Henry Schein, Inc. *	65,597	4,815,476
Hologic, Inc. *	118,045	7,975,120
Laboratory Corp. of America Holdings	43,954	9,901,517
Medtronic plc	635,700	55,890,744
Quest Diagnostics, Inc.	55,564	6,962,725
STERIS plc	47,508	9,567,161
Stryker Corp.	159,489	32,727,143
Universal Health Services, Inc., Class B	31,931	3,124,129
Zimmer Biomet Holdings, Inc.	99,370	10,565,018
		440,308,899

Household & Personal Products 2.4%
Church & Dwight Co., Inc.	115,132	9,637,700
Colgate-Palmolive Co.	397,083	31,055,861
Kimberly-Clark Corp.	159,627	20,355,635
Olaplex Holdings, Inc. *	33,081	440,639
Reynolds Consumer Products, Inc.	25,746	719,086
The Clorox Co.	58,255	8,408,527
The Procter & Gamble Co.	1,137,009	156,839,021
		227,456,469

Insurance 3.8%
Aflac, Inc.	280,766	16,683,116
American Financial Group, Inc.	31,308	3,997,405
American International Group, Inc.	375,168	19,414,944
Aon plc, Class A	100,656	28,109,195
Arch Capital Group Ltd. *	177,853	8,131,439
Arthur J. Gallagher & Co.	99,555	18,076,201
Assurant, Inc.	25,671	4,068,597
Brown & Brown, Inc.	110,774	6,983,193
Chubb Ltd.	200,776	37,956,703
Cincinnati Financial Corp.	70,581	6,843,534
CNA Financial Corp.	13,253	509,710
Erie Indemnity Co., Class A	11,824	2,541,332
Everest Re Group Ltd.	18,709	5,033,657
Fidelity National Financial, Inc.	133,146	5,206,009
Globe Life, Inc.	43,008	4,179,948
SECURITY	NUMBER OF SHARES	VALUE ($)
Lincoln National Corp.	76,906	3,542,290
Loews Corp.	92,156	5,097,148
Marsh & McLennan Cos., Inc.	237,874	38,385,727
MetLife, Inc.	327,535	21,070,327
Old Republic International Corp.	135,292	2,954,777
Principal Financial Group, Inc.	111,379	8,326,694
Prudential Financial, Inc.	177,619	17,007,019
Reinsurance Group of America, Inc.	31,708	3,974,915
The Allstate Corp.	130,298	15,700,909
The Hartford Financial Services Group, Inc.	155,985	10,031,395
The Progressive Corp.	277,151	33,992,570
The Travelers Cos., Inc.	113,788	18,392,692
W.R. Berkley Corp.	99,262	6,432,178
Willis Towers Watson plc	52,860	10,933,034
		363,576,658

Materials 3.5%
Air Products and Chemicals, Inc.	105,124	26,538,554
Albemarle Corp.	55,509	14,874,192
Amcor plc	711,702	8,547,541
AptarGroup, Inc.	30,924	3,179,296
Avery Dennison Corp.	38,756	7,116,377
Axalta Coating Systems Ltd. *	98,772	2,543,379
Ball Corp.	151,733	8,468,219
Berry Global Group, Inc. *	61,966	3,366,613
Celanese Corp.	51,430	5,701,530
CF Industries Holdings, Inc.	98,938	10,236,125
Cleveland-Cliffs, Inc. *	226,963	3,919,651
Corteva, Inc.	343,132	21,078,599
Crown Holdings, Inc.	58,304	5,281,759
Dow, Inc.	344,799	17,584,749
DuPont de Nemours, Inc.	240,971	13,407,626
Eastman Chemical Co.	61,033	5,554,003
Ecolab, Inc.	117,842	19,306,055
FMC Corp.	59,655	6,447,512
Freeport-McMoRan, Inc.	687,070	20,337,272
International Flavors & Fragrances, Inc.	120,752	13,340,681
International Paper Co.	175,668	7,311,302
LyondellBasell Industries N.V., Class A	122,470	10,165,010
Martin Marietta Materials, Inc.	29,568	10,281,089
Nucor Corp.	126,018	16,752,833
Packaging Corp. of America	44,475	6,089,517
PPG Industries, Inc.	111,892	14,208,046
Reliance Steel & Aluminum Co.	29,355	5,518,153
Royal Gold, Inc.	31,019	2,850,646
RPM International, Inc.	61,503	5,729,619
Sealed Air Corp.	69,389	3,733,822
Sonoco Products Co.	46,126	2,906,861
Steel Dynamics, Inc.	85,022	6,862,976
The Mosaic Co.	171,310	9,228,470
The Scotts Miracle-Gro Co.	19,069	1,276,670
Vulcan Materials Co.	62,881	10,469,058
Westlake Corp.	15,781	1,556,480
Westrock Co.	121,089	4,915,002
		336,685,287

Media & Entertainment 3.0%
Activision Blizzard, Inc.	370,560	29,085,254
AMC Entertainment Holdings, Inc., Class A *(a)	245,463	2,238,623
Comcast Corp., Class A	2,118,418	76,665,547
DISH Network Corp., Class A *	119,475	2,072,891
Electronic Arts, Inc.	133,250	16,905,428
IAC/InterActiveCorp *	40,061	2,574,721

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Liberty Media Corp. - Liberty Formula One, Class A *	10,339	601,006
Liberty Media Corp. - Liberty Formula One, Class C *	97,333	6,198,165
Liberty Media Corp. - Liberty SiriusXM, Class A	37,726	1,567,138
Liberty Media Corp. - Liberty SiriusXM, Class C *	74,925	3,098,898
Match Group, Inc. *	135,116	7,638,108
News Corp., Class A	184,142	3,115,683
News Corp., Class B	56,430	972,853
Omnicom Group, Inc.	97,583	6,528,303
Paramount Global, Class A	4,251	112,311
Paramount Global, Class B	288,078	6,738,144
Playtika Holding Corp. *	48,082	506,303
Sirius XM Holdings, Inc. (a)	431,026	2,624,948
The Interpublic Group of Cos., Inc.	186,732	5,161,273
The Walt Disney Co. *	863,166	96,743,645
Warner Bros Discovery, Inc. *	1,046,737	13,858,798
		285,008,040

Pharmaceuticals, Biotechnology & Life Sciences 9.6%
AbbVie, Inc.	837,393	112,595,863
Agilent Technologies, Inc.	142,126	18,227,659
Amgen, Inc.	253,147	60,831,224
Biogen, Inc. *	69,414	13,562,107
Bristol-Myers Squibb Co.	1,008,948	68,013,185
Bruker Corp.	47,455	2,657,480
Catalent, Inc. *	84,793	7,461,784
Elanco Animal Health, Inc. *	224,820	3,401,527
Eli Lilly & Co.	373,722	112,576,278
Gilead Sciences, Inc.	594,419	37,727,774
Jazz Pharmaceuticals plc *	29,554	4,587,372
Johnson & Johnson	1,246,985	201,188,560
Merck & Co., Inc.	1,198,347	102,290,900
Moderna, Inc. *	163,912	21,680,640
Novavax, Inc. *	37,041	1,223,835
Organon & Co.	119,615	3,412,616
Pfizer, Inc.	2,658,896	120,261,866
Royalty Pharma plc, Class A	171,087	7,153,147
Viatris, Inc.	574,694	5,488,328
Waters Corp. *	28,590	8,536,974
		912,879,119

Real Estate 4.5%
Alexandria Real Estate Equities, Inc.	70,425	10,803,195
American Homes 4 Rent, Class A	140,211	4,985,903
Americold Realty Trust, Inc.	127,896	3,762,700
Apartment Income REIT Corp.	74,105	3,027,189
AvalonBay Communities, Inc.	66,269	13,314,105
Boston Properties, Inc.	67,711	5,378,285
Camden Property Trust	50,468	6,485,643
Crown Castle, Inc.	205,221	35,057,903
CubeSmart	106,572	4,907,641
Digital Realty Trust, Inc.	134,829	16,668,909
Duke Realty Corp.	182,275	10,726,884
Equity LifeStyle Properties, Inc.	82,084	5,754,088
Equity Residential	162,280	11,875,650
Essex Property Trust, Inc.	30,914	8,194,065
Extra Space Storage, Inc.	63,680	12,655,126
Federal Realty Investment Trust	33,905	3,433,559
Gaming & Leisure Properties, Inc.	111,508	5,382,491
Healthcare Realty Trust, Inc., Class A	179,861	4,374,220
Healthpeak Properties, Inc.	255,568	6,708,660
Host Hotels & Resorts, Inc.	339,294	6,029,254
Invitation Homes, Inc.	288,959	10,483,433
SECURITY	NUMBER OF SHARES	VALUE ($)
Iron Mountain, Inc.	137,784	7,248,816
Jones Lang LaSalle, Inc. *	23,041	3,986,093
Kilroy Realty Corp.	49,546	2,416,358
Kimco Realty Corp.	293,011	6,176,672
Lamar Advertising Co., Class A	41,081	3,857,095
Medical Properties Trust, Inc.	284,444	4,155,727
Mid-America Apartment Communities, Inc.	54,651	9,054,031
National Retail Properties, Inc.	83,145	3,733,211
Omega Healthcare Investors, Inc.	111,744	3,649,559
Opendoor Technologies, Inc. *	184,401	798,456
Prologis, Inc.	350,827	43,681,470
Public Storage	72,336	23,930,919
Realty Income Corp.	285,298	19,480,148
Regency Centers Corp.	73,581	4,476,668
Simon Property Group, Inc.	155,580	15,866,048
STORE Capital Corp.	119,836	3,233,175
Sun Communities, Inc.	57,542	8,844,781
UDR, Inc.	142,008	6,371,899
Ventas, Inc.	189,651	9,076,697
VICI Properties, Inc.	456,462	15,058,681
Vornado Realty Trust	75,389	1,976,700
Welltower, Inc.	215,004	16,480,057
Weyerhaeuser Co.	353,035	12,059,676
WP Carey, Inc.	91,290	7,671,099
		423,292,939

Retailing 3.9%
Advance Auto Parts, Inc.	29,005	4,891,403
Bath & Body Works, Inc.	113,050	4,220,157
Best Buy Co., Inc.	96,010	6,786,947
Burlington Stores, Inc. *	31,319	4,390,611
CarMax, Inc. *	76,032	6,724,270
Dollar Tree, Inc. *	106,643	14,469,322
eBay, Inc.	265,360	11,710,337
GameStop Corp., Class A *(a)	117,610	3,368,350
Genuine Parts Co.	66,981	10,449,706
LKQ Corp.	123,519	6,573,681
Lowe’s Cos., Inc.	313,270	60,818,238
Ross Stores, Inc.	166,567	14,369,735
Target Corp.	219,136	35,136,266
The Gap, Inc.	99,603	910,371
The Home Depot, Inc.	489,675	141,232,064
The TJX Cos., Inc.	556,510	34,698,399
Tractor Supply Co.	52,949	9,803,507
Williams-Sonoma, Inc.	33,263	4,947,871
		375,501,235

Semiconductors & Semiconductor Equipment 4.2%
Analog Devices, Inc.	247,940	37,570,348
Applied Materials, Inc.	418,596	39,377,326
Entegris, Inc.	70,569	6,695,587
First Solar, Inc. *	47,086	6,005,819
Intel Corp.	1,937,523	61,845,734
KLA Corp.	70,732	24,341,003
Marvell Technology, Inc.	403,132	18,874,640
Microchip Technology, Inc.	263,472	17,191,548
Micron Technology, Inc.	529,099	29,909,967
QUALCOMM, Inc.	530,721	70,198,467
Skyworks Solutions, Inc.	76,156	7,505,174
Teradyne, Inc.	75,967	6,429,847
Texas Instruments, Inc.	436,920	72,183,553
		398,129,013

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Software & Services 4.1%
Accenture plc, Class A	300,188	86,592,231
Akamai Technologies, Inc. *	76,021	6,863,176
Aspen Technology, Inc. *	13,208	2,781,605
Automatic Data Processing, Inc.	197,986	48,389,758
Bentley Systems, Inc., Class B	89,184	3,279,296
Black Knight, Inc. *	74,108	4,902,985
Broadridge Financial Solutions, Inc.	55,473	9,495,313
Ceridian HCM Holding, Inc. *	65,125	3,884,055
Citrix Systems, Inc.	58,946	6,057,880
Cognizant Technology Solutions Corp., Class A	246,978	15,601,600
DXC Technology Co. *	115,260	2,856,143
Euronet Worldwide, Inc. *	23,967	2,124,914
Fidelity National Information Services, Inc.	289,482	26,449,970
Genpact Ltd.	80,984	3,804,628
Guidewire Software, Inc. *	39,420	2,826,808
International Business Machines Corp.	426,235	54,749,886
Jack Henry & Associates, Inc.	34,496	6,630,131
NortonLifeLock, Inc.	275,655	6,227,047
Oracle Corp.	746,074	55,321,387
Palantir Technologies, Inc., Class A *	775,748	5,988,775
Paychex, Inc.	152,253	18,778,885
Pegasystems, Inc.	19,194	702,692
The Western Union Co.	182,891	2,710,445
Thoughtworks Holding, Inc. *	16,951	223,075
VeriSign, Inc. *	45,104	8,218,851
		385,461,536

Technology Hardware & Equipment 2.7%
Amphenol Corp., Class A	282,852	20,798,108
Arrow Electronics, Inc. *	31,408	3,291,873
CDW Corp.	64,049	10,933,164
Cisco Systems, Inc.	1,968,489	88,030,828
Cognex Corp.	82,260	3,463,969
Corning, Inc.	360,528	12,373,321
F5, Inc. *	28,709	4,509,036
Hewlett Packard Enterprise Co.	617,243	8,394,505
HP, Inc.	499,044	14,327,553
Jabil, Inc.	67,144	4,048,783
Juniper Networks, Inc.	153,322	4,357,411
Keysight Technologies, Inc. *	86,208	14,128,629
Motorola Solutions, Inc.	79,249	19,289,999
NetApp, Inc.	105,365	7,599,977
Seagate Technology Holdings plc	93,578	6,265,983
TE Connectivity Ltd.	152,659	19,267,092
Trimble, Inc. *	118,625	7,503,031
Western Digital Corp. *	148,308	6,267,496
		254,850,758

Telecommunication Services 1.6%
AT&T, Inc.	3,392,357	59,501,942
Liberty Global plc, Class A *	83,079	1,678,196
Liberty Global plc, Class C *	141,109	3,007,033
Lumen Technologies, Inc.	441,920	4,401,523
Verizon Communications, Inc.	1,990,165	83,208,798
		151,797,492

Transportation 2.9%
Alaska Air Group, Inc. *	59,417	2,588,205
American Airlines Group, Inc. *	308,028	4,001,284
C.H. Robinson Worldwide, Inc.	60,359	6,889,980
CSX Corp.	1,030,370	32,611,210
SECURITY	NUMBER OF SHARES	VALUE ($)
Delta Air Lines, Inc. *	303,289	9,423,189
Expeditors International of Washington, Inc.	79,395	8,168,952
FedEx Corp.	113,037	23,829,330
Hertz Global Holdings, Inc. *	23,460	433,072
J.B. Hunt Transport Services, Inc.	39,717	6,911,552
Norfolk Southern Corp.	112,950	27,461,533
Southwest Airlines Co. *	281,373	10,326,389
Union Pacific Corp.	297,611	66,816,646
United Airlines Holdings, Inc. *	155,196	5,433,412
United Parcel Service, Inc., Class B	348,035	67,696,288
XPO Logistics, Inc. *	46,682	2,447,070
		275,038,112

Utilities 5.5%
Alliant Energy Corp.	118,988	7,263,028
Ameren Corp.	122,475	11,343,635
American Electric Power Co., Inc.	243,240	24,372,648
American Water Works Co., Inc.	86,158	12,790,155
Atmos Energy Corp.	65,807	7,461,198
Avangrid, Inc.	33,229	1,641,513
CenterPoint Energy, Inc.	298,683	9,417,475
CMS Energy Corp.	137,654	9,297,151
Consolidated Edison, Inc.	167,848	16,405,464
Constellation Energy Corp.	154,965	12,643,594
Dominion Energy, Inc.	384,503	31,452,345
DTE Energy Co.	91,855	11,972,381
Duke Energy Corp.	364,790	38,999,699
Edison International	180,791	12,252,206
Entergy Corp.	96,401	11,115,035
Essential Utilities, Inc.	109,239	5,369,097
Evergy, Inc.	108,816	7,457,160
Eversource Energy	163,509	14,665,122
Exelon Corp.	464,393	20,391,497
FirstEnergy Corp.	270,201	10,686,450
NextEra Energy, Inc.	930,900	79,182,354
NiSource, Inc.	191,491	5,650,899
NRG Energy, Inc.	112,797	4,656,260
OGE Energy Corp.	94,686	3,838,570
PG&E Corp. *	715,206	8,818,490
Pinnacle West Capital Corp.	53,302	4,016,306
PPL Corp.	348,985	10,148,484
Public Service Enterprise Group, Inc.	236,650	15,230,794
Sempra Energy	148,912	24,566,013
The AES Corp.	316,723	8,060,600
The Southern Co.	503,386	38,795,959
UGI Corp.	99,062	3,912,949
Vistra Corp.	204,836	5,069,691
WEC Energy Group, Inc.	149,494	15,418,811
Xcel Energy, Inc.	257,886	19,148,035
		523,511,068
Total Common Stocks (Cost $8,057,584,159)		9,475,333,218

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBEROF SHARES	VALUE ($)
SHORT-TERM INVESTMENTS 0.2% OF NET ASSETS

Money Market Funds 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.25% (c)	6,821,259	6,821,259
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.25% (c)(d)	11,829,601	11,829,601
		18,650,860
Total Short-Term Investments (Cost $18,650,860)		18,650,860
Total Investments in Securities (Cost $8,076,235,019)		9,493,984,078
	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
Russell 1000 Value Index, e-mini, expires 09/16/22	237	17,439,645	(830,651)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $11,480,612.
(b)	Issuer is affiliated with the fund’s investment adviser.
(c)	The rate shown is the 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

REIT —	Real Estate Investment Trust

Below is a summary of the fund’s transactions with affiliated issuers during the period ended August 31, 2022:
SECURITY	VALUE AT 8/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 8/31/22	BALANCE OF SHARES HELD AT 8/31/22	DIVIDENDS RECEIVED
COMMON STOCKS 0.5% OF NET ASSETS

Diversified Financials 0.5%
The Charles Schwab Corp.	$49,406,943	$8,159,270	($5,164,458)	$950,423	($2,784,623)	$50,567,555	712,721	$553,249

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$9,475,333,218	$—	$—	$9,475,333,218
Short-Term Investments[1]	18,650,860	—	—	18,650,860
Liabilities
Futures Contracts[2]	(830,651)	—	—	(830,651)
Total	$9,493,153,427	$—	$—	$9,493,153,427

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value ETF
Statement of Assets and Liabilities

As of August 31, 2022
Assets
Investments in securities, at value - affiliated (cost $34,928,583)		$50,567,555
Investments in securities, at value - unaffiliated (cost $8,041,306,436) including securities on loan of $11,480,612		9,443,416,523
Cash		9,267
Deposit with broker for futures contracts		1,162,000
Receivables:
Dividends		23,422,178
Investments sold		6,424,245
Fund shares sold		3,223,698
Income from securities on loan	+	115,799
Total assets		9,528,341,265
Liabilities
Collateral held for securities on loan		11,829,601
Payables:
Investments bought		12,549,331
Fund shares redeemed		6,497,218
Management fees		334,700
Variation margin on futures contracts	+	113,763
Total liabilities		31,324,613
Net assets		$9,497,016,652
Net Assets by Source
Capital received from investors		$8,545,311,307
Total distributable earnings	+	951,705,345
Net assets		$9,497,016,652

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$9,497,016,652		147,300,000		$64.47

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value ETF
Statement of Operations

For the period September 1, 2021 through August 31, 2022
Investment Income
Dividends received from securities - unaffiliated		$221,405,388
Dividends received from securities - affiliated		553,249
Securities on loan, net	+	674,491
Total investment income		222,633,128
Expenses
Management fees		3,986,492
Proxy fees[1]	+	44,888
Total expenses	–	4,031,380
Net investment income		218,601,748
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - affiliated		(169,350)
Net realized losses on sales of securities - unaffiliated		(26,564,369)
Net realized gains on sales of in-kind redemptions - affiliated		1,119,773
Net realized gains on sales of in-kind redemptions - unaffiliated		245,641,097
Net realized losses on futures contracts	+	(1,727,249)
Net realized gains		218,299,902
Net change in unrealized appreciation (depreciation) on securities - affiliated		(2,784,623)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(1,140,155,971)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(974,711)
Net change in unrealized appreciation (depreciation)	+	(1,143,915,305)
Net realized and unrealized losses		(925,615,403)
Decrease in net assets resulting from operations		($707,013,655)

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value ETF
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	9/1/21-8/31/22		9/1/20-8/31/21
Net investment income		$218,601,748	$189,539,305
Net realized gains (losses)		218,299,902	(48,367,437)
Net change in unrealized appreciation (depreciation)	+	(1,143,915,305)	2,360,107,341
Increase (decrease) in net assets resulting from operations		($707,013,655)	$2,501,279,209
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($212,274,805)	($222,245,635)

TRANSACTIONS IN FUND SHARES
	9/1/21-8/31/22			9/1/20-8/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		16,400,000	$1,137,605,009	24,200,000	$1,476,614,672
Shares redeemed	+	(9,550,000)	(648,175,061)	(10,750,000)	(675,662,402)
Net transactions in fund shares		6,850,000	$489,429,948	13,450,000	$800,952,270
SHARES OUTSTANDING AND NET ASSETS
	9/1/21-8/31/22			9/1/20-8/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		140,450,000	$9,926,875,164	127,000,000	$6,846,889,320
Total increase (decrease)	+	6,850,000	(429,858,512)	13,450,000	3,079,985,844
End of period		147,300,000	$9,497,016,652	140,450,000	$9,926,875,164

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap ETF
Financial Statements
FINANCIAL HIGHLIGHTS
	9/1/21– 8/31/22	9/1/20– 8/31/21	9/1/19– 8/31/20	9/1/18– 8/31/19	9/1/17– 8/31/18
Per-Share Data
Net asset value at beginning of period	$80.01	$57.45	$55.72	$58.44	$48.77
Income (loss) from investment operations:
Net investment income (loss)[1]	1.05	0.93	0.87	0.84	0.76
Net realized and unrealized gains (losses)	(12.66)	22.43	1.76	(2.76)	9.59
Total from investment operations	(11.61)	23.36	2.63	(1.92)	10.35
Less distributions:
Distributions from net investment income	(1.11)	(0.80)	(0.90)	(0.80)	(0.68)
Net asset value at end of period	$67.29	$80.01	$57.45	$55.72	$58.44
Total return	(14.62%)	40.98%	4.90%	(3.24%)	21.36%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.04% [2]	0.04%	0.04%	0.04% [3]	0.05%
Net investment income (loss)	1.43%	1.31%	1.61%	1.52%	1.42%
Portfolio turnover rate[4]	16%	23%	19%	19%	13%
Net assets, end of period (x 1,000,000)	$9,195	$9,986	$6,678	$6,255	$5,359

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
[3]	Effective March 11, 2019, the annual operating expense ratio was reduced. The ratio presented for the period ended 8/31/19 is a blended ratio.
[4]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap ETF
Portfolio Holdings  as of August 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.9% OF NET ASSETS

Automobiles & Components 1.2%
Autoliv, Inc.	199,583	15,525,561
BorgWarner, Inc.	607,937	22,919,225
Gentex Corp.	594,337	16,219,457
Harley-Davidson, Inc.	373,542	14,407,515
Lear Corp.	151,698	21,031,410
QuantumScape Corp. *(a)	651,991	7,191,461
Thor Industries, Inc.	139,473	11,298,708
		108,593,337

Banks 3.9%
Bank OZK	286,107	11,595,917
BOK Financial Corp.	76,142	6,766,740
Comerica, Inc.	331,770	26,641,131
Commerce Bancshares, Inc.	278,908	19,180,503
Cullen/Frost Bankers, Inc.	144,785	18,816,259
East West Bancorp, Inc.	360,085	25,987,334
Essent Group Ltd.	272,807	10,909,552
First Citizens BancShares, Inc., Class A	33,862	27,494,589
First Financial Bankshares, Inc.	325,562	13,839,641
First Horizon Corp.	1,357,043	30,696,313
MGIC Investment Corp.	784,739	11,213,920
New York Community Bancorp, Inc.	1,183,951	11,590,880
Pinnacle Financial Partners, Inc.	193,710	15,634,334
Popular, Inc.	194,377	15,009,792
Prosperity Bancshares, Inc.	233,934	16,581,242
Radian Group, Inc.	438,521	9,257,178
Signature Bank	159,688	27,843,200
Synovus Financial Corp.	368,679	14,806,149
TFS Financial Corp.	121,898	1,743,141
Western Alliance Bancorp	274,796	21,082,349
Zions Bancorp NA	384,099	21,136,968
		357,827,132

Capital Goods 11.7%
A.O. Smith Corp.	330,044	18,630,984
Acuity Brands, Inc.	87,653	14,368,956
Advanced Drainage Systems, Inc.	144,201	19,568,076
AECOM	358,562	26,228,810
AGCO Corp.	155,188	16,870,487
Air Lease Corp.	264,530	9,618,311
Allegion plc	222,815	21,189,706
Armstrong World Industries, Inc.	119,135	10,006,149
Axon Enterprise, Inc. *	180,204	21,026,203
Builders FirstSource, Inc. *	438,351	25,691,752
BWX Technologies, Inc.	231,102	12,047,347
Carlisle Cos., Inc.	131,124	38,768,122
ChargePoint Holdings, Inc. *(a)	451,508	7,346,035
Crane Holdings Co.	120,756	11,394,536
Curtiss-Wright Corp.	97,554	14,358,973
Donaldson Co., Inc.	313,671	16,107,006
EMCOR Group, Inc.	129,733	15,427,848
SECURITY	NUMBER OF SHARES	VALUE ($)
Esab Corp.	115,849	4,760,235
Flowserve Corp.	331,339	10,095,899
Fortune Brands Home & Security, Inc.	331,932	20,390,583
Graco, Inc.	429,353	27,409,896
Hayward Holdings, Inc. *	148,114	1,556,678
Hexcel Corp.	213,455	12,523,405
Howmet Aerospace, Inc.	954,042	33,801,708
Hubbell, Inc.	136,149	28,087,539
Huntington Ingalls Industries, Inc.	101,610	23,396,719
IDEX Corp.	192,798	38,792,886
ITT, Inc.	211,647	15,350,757
Lennox International, Inc.	83,833	20,129,980
Lincoln Electric Holdings, Inc.	147,450	20,154,940
MasTec, Inc. *	144,899	11,664,370
MDU Resources Group, Inc.	515,782	15,550,827
Nordson Corp.	136,695	31,053,003
nVent Electric plc	421,972	13,908,197
Oshkosh Corp.	166,874	13,309,870
Owens Corning	246,366	20,135,493
Pentair plc	419,769	18,679,721
Plug Power, Inc. *	1,320,117	37,016,081
Quanta Services, Inc.	364,609	51,519,252
Regal Rexnord Corp.	170,008	23,391,401
Rocket Lab USA, Inc. *	378,802	2,083,411
Sensata Technologies Holding plc	398,444	16,049,324
SiteOne Landscape Supply, Inc. *	113,886	14,253,972
Snap-on, Inc.	135,395	29,497,155
Sunrun, Inc. *	532,794	17,598,186
Textron, Inc.	545,622	34,035,900
The AZEK Co., Inc. *	284,064	5,184,168
The Middleby Corp. *	138,027	19,851,043
The Timken Co.	171,113	10,778,408
The Toro Co.	265,272	21,999,007
Trex Co., Inc. *	286,938	13,425,829
Vertiv Holdings Co.	774,690	8,932,176
Watsco, Inc.	84,146	22,890,236
Westinghouse Air Brake Technologies Corp.	463,337	40,611,488
Woodward, Inc.	153,761	14,310,536
Zurn Water Solutions Corp.	319,738	8,818,374
		1,071,647,954

Commercial & Professional Services 3.3%
ASGN, Inc. *	129,498	12,522,457
Aurora Innovation, Inc. *	722,012	1,545,106
Booz Allen Hamilton Holding Corp.	338,036	32,350,045
CACI International, Inc., Class A *	59,434	16,693,227
Clarivate plc *	989,874	11,551,830
Clean Harbors, Inc. *	127,153	14,930,305
Driven Brands Holdings, Inc. *	140,405	4,412,929
Dun & Bradstreet Holdings, Inc.	385,850	5,498,362
IAA, Inc. *	339,633	12,654,726
Jacobs Solutions, Inc.	326,022	40,615,821
Leidos Holdings, Inc.	346,666	32,950,603
ManpowerGroup, Inc.	133,703	9,803,104
MSA Safety, Inc.	92,722	11,020,937

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Nielsen Holdings plc	912,664	25,408,566
Robert Half International, Inc.	280,450	21,586,236
Science Applications International Corp.	141,652	12,900,248
Stericycle, Inc. *	233,378	11,689,904
Tetra Tech, Inc.	136,267	18,506,421
TriNet Group, Inc. *	96,362	7,940,229
		304,581,056

Consumer Durables & Apparel 3.9%
Brunswick Corp.	192,057	14,348,578
Capri Holdings Ltd. *	374,232	17,656,266
Carter's, Inc.	102,314	7,555,889
Columbia Sportswear Co.	84,371	6,010,590
Crocs, Inc. *	156,148	11,508,108
Deckers Outdoor Corp. *	69,136	22,232,064
Hanesbrands, Inc.	884,865	7,707,174
Hasbro, Inc.	332,582	26,214,113
Helen of Troy Ltd. *	60,560	7,487,033
Leggett & Platt, Inc.	339,112	12,960,861
Mattel, Inc. *	894,615	19,788,884
Mohawk Industries, Inc. *	130,511	14,403,194
Newell Brands, Inc.	934,134	16,674,292
Polaris, Inc.	141,750	16,056,022
PulteGroup, Inc.	602,845	24,511,678
PVH Corp.	171,262	9,633,487
Ralph Lauren Corp.	117,366	10,719,037
Skechers U.S.A., Inc., Class A *	342,175	12,934,215
Tapestry, Inc.	639,115	22,196,464
Tempur Sealy International, Inc.	444,962	11,128,500
Toll Brothers, Inc.	279,727	12,249,245
TopBuild Corp. *	83,078	15,266,413
Under Armour, Inc., Class A *	477,365	4,019,413
Under Armour, Inc., Class C *	513,065	3,894,163
Whirlpool Corp.	142,608	22,332,413
YETI Holdings, Inc. *	218,547	8,062,199
		357,550,295

Consumer Services 3.3%
ADT, Inc.	582,040	4,243,072
Aramark	652,965	23,317,380
Bright Horizons Family Solutions, Inc. *	150,749	10,281,082
Caesars Entertainment, Inc. *	543,906	23,453,227
Chegg, Inc. *	319,367	6,285,143
Choice Hotels International, Inc.	83,506	9,578,973
Churchill Downs, Inc.	86,877	17,122,588
Coursera, Inc. *	215,490	2,478,135
Marriott Vacations Worldwide Corp.	105,089	14,966,775
MGM Resorts International	897,059	29,280,006
Norwegian Cruise Line Holdings Ltd. *	1,064,099	13,918,415
Penn National Gaming, Inc. *	414,685	12,950,613
Planet Fitness, Inc., Class A *	215,255	14,583,526
Service Corp. International	402,824	24,858,269
Terminix Global Holdings, Inc. *	307,999	13,136,157
Texas Roadhouse, Inc.	172,840	15,341,279
The Wendy's Co.	434,845	8,340,327
Vail Resorts, Inc.	102,896	23,118,673
Wingstop, Inc.	75,840	8,635,142
Wyndham Hotels & Resorts, Inc.	233,509	15,257,478
Wynn Resorts Ltd. *	267,902	16,232,182
		307,378,442

Diversified Financials 6.3%
Affiliated Managers Group, Inc.	98,192	12,505,733
AGNC Investment Corp.	1,326,552	15,852,296
SECURITY	NUMBER OF SHARES	VALUE ($)
Ally Financial, Inc.	819,701	27,214,073
Annaly Capital Management, Inc.	4,216,837	27,198,599
Apollo Global Management, Inc.	947,511	52,662,661
Ares Management Corp., Class A	435,367	32,278,109
Blackstone Mortgage Trust, Inc., Class A	431,632	12,508,695
Cboe Global Markets, Inc.	269,405	31,781,708
Credit Acceptance Corp. *	19,022	10,121,226
Equitable Holdings, Inc.	898,989	26,744,923
FactSet Research Systems, Inc.	96,137	41,660,008
Forge Global Holdings, Inc. *(a)	255,151	974,677
Invesco Ltd.	854,084	14,066,763
Janus Henderson Group plc	425,381	9,953,915
Jefferies Financial Group, Inc.	485,840	15,590,606
Lazard Ltd., Class A	285,879	10,391,702
LPL Financial Holdings, Inc.	202,864	44,899,889
Morningstar, Inc.	59,580	13,583,644
OneMain Holdings, Inc.	269,989	9,430,716
Raymond James Financial, Inc.	493,189	51,474,136
Rithm Capital Corp.	1,183,316	11,158,670
SEI Investments Co.	264,937	14,492,054
SoFi Technologies, Inc. *(a)	1,856,770	10,992,078
Starwood Property Trust, Inc.	779,231	17,867,767
Stifel Financial Corp.	270,159	16,023,130
The Carlyle Group, Inc.	357,467	11,628,402
Tradeweb Markets, Inc., Class A	273,021	18,999,531
Upstart Holdings, Inc. *(a)	129,396	3,351,356
Voya Financial, Inc.	259,035	15,938,424
		581,345,491

Energy 5.1%
Antero Midstream Corp.	826,212	8,319,955
APA Corp.	858,028	33,557,475
Continental Resources, Inc.	147,343	10,288,962
Coterra Energy, Inc.	2,044,337	63,190,457
Devon Energy Corp.	1,557,148	109,965,792
Diamondback Energy, Inc.	433,569	57,786,076
EQT Corp.	749,982	35,849,140
HF Sinclair Corp.	379,575	19,977,032
Marathon Oil Corp.	1,795,144	45,937,735
NOV, Inc.	996,937	17,615,877
Targa Resources Corp.	578,336	39,459,865
Texas Pacific Land Corp.	15,714	28,920,988
		470,869,354

Food & Staples Retailing 1.0%
Albertsons Cos., Inc., Class A	270,720	7,447,507
BJ's Wholesale Club Holdings, Inc. *	342,322	25,499,566
Casey's General Stores, Inc.	94,197	20,136,493
Performance Food Group Co. *	393,423	19,663,281
US Foods Holding Corp. *	567,493	17,376,636
		90,123,483

Food, Beverage & Tobacco 2.8%
Beyond Meat, Inc. *(a)	152,648	3,724,611
Bunge Ltd.	384,957	38,176,186
Campbell Soup Co.	512,946	25,842,219
Darling Ingredients, Inc. *	409,803	31,169,616
Flowers Foods, Inc.	505,631	13,803,726
Ingredion, Inc.	167,858	14,615,396
Lamb Weston Holdings, Inc.	366,468	29,145,200
Lancaster Colony Corp.	50,332	8,483,459
Molson Coors Beverage Co., Class B	477,850	24,690,510
Pilgrim's Pride Corp. *	121,711	3,465,112
Post Holdings, Inc. *	141,646	12,572,499

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Seaboard Corp.	652	2,518,246
The Boston Beer Co., Inc., Class A *	23,858	8,042,055
The J.M. Smucker Co.	275,166	38,520,488
		254,769,323

Health Care Equipment & Services 4.5%
ABIOMED, Inc. *	115,608	29,974,842
agilon health, Inc. *	123,677	2,570,008
Amedisys, Inc. *	82,581	9,781,719
Certara, Inc. *	262,806	4,118,170
Chemed Corp.	37,990	18,090,458
DaVita, Inc. *	153,726	13,111,290
Dentsply Sirona, Inc.	546,828	17,919,554
Encompass Health Corp.	252,914	12,284,033
Enhabit, Inc. *	126,450	2,099,070
Enovis Corp. *	119,062	6,030,490
Envista Holdings Corp. *	412,864	15,313,126
Guardant Health, Inc. *	258,312	12,931,099
HealthEquity, Inc. *	213,801	14,127,970
Henry Schein, Inc. *	350,291	25,714,862
Insulet Corp. *	175,924	44,943,304
Integra LifeSciences Holdings Corp. *	181,352	8,652,304
LHC Group, Inc. *	78,640	12,698,001
Masimo Corp. *	129,584	19,034,594
Molina Healthcare, Inc. *	148,919	50,240,803
Novocure Ltd. *	228,351	18,754,468
Oak Street Health, Inc. *	354,883	9,297,935
Penumbra, Inc. *	89,847	14,750,182
QuidelOrtho Corp. *	126,768	10,047,632
Tandem Diabetes Care, Inc. *	162,284	7,422,870
Tenet Healthcare Corp. *	273,474	15,451,281
Universal Health Services, Inc., Class B	170,408	16,672,719
		412,032,784

Household & Personal Products 0.2%
Coty, Inc., Class A *	871,460	6,544,664
Herbalife Nutrition Ltd. *	242,067	6,315,528
Reynolds Consumer Products, Inc.	138,804	3,876,796
		16,736,988

Insurance 4.5%
Alleghany Corp. *	34,137	28,715,362
American Financial Group, Inc.	168,481	21,511,654
Assurant, Inc.	137,256	21,753,704
Axis Capital Holdings Ltd.	196,860	10,463,109
Brown & Brown, Inc.	594,383	37,469,904
CNA Financial Corp.	68,526	2,635,510
Erie Indemnity Co., Class A	63,296	13,604,209
Everest Re Group Ltd.	100,053	26,919,260
Fidelity National Financial, Inc.	712,302	27,851,008
First American Financial Corp.	272,306	14,568,371
Globe Life, Inc.	230,207	22,373,818
Lincoln National Corp.	410,231	18,895,240
Loews Corp.	493,339	27,286,580
Old Republic International Corp.	726,729	15,871,761
Primerica, Inc.	97,530	12,361,928
Reinsurance Group of America, Inc.	170,001	21,311,325
RenaissanceRe Holdings Ltd.	112,021	15,151,961
Selective Insurance Group, Inc.	153,121	12,160,870
The Hanover Insurance Group, Inc.	90,290	11,682,623
Unum Group	510,347	19,316,634
W.R. Berkley Corp.	531,518	34,442,366
		416,347,197

SECURITY	NUMBER OF SHARES	VALUE ($)
Materials 7.2%
Alcoa Corp.	467,993	23,156,294
AptarGroup, Inc.	166,452	17,112,930
Ashland, Inc.	128,685	13,094,986
Avery Dennison Corp.	207,307	38,065,711
Axalta Coating Systems Ltd. *	528,616	13,611,862
Berry Global Group, Inc. *	330,713	17,967,637
CF Industries Holdings, Inc.	529,204	54,751,446
Cleveland-Cliffs, Inc. *	1,211,761	20,927,112
Crown Holdings, Inc.	311,879	28,253,119
Diversey Holdings Ltd. *	122,300	749,699
Eagle Materials, Inc.	100,325	12,000,876
Eastman Chemical Co.	326,924	29,750,084
FMC Corp.	319,462	34,527,453
Graphic Packaging Holding Co.	719,071	16,013,711
Huntsman Corp.	505,451	14,162,737
MP Materials Corp. *	188,866	6,608,421
Olin Corp.	352,235	19,253,165
Packaging Corp. of America	237,684	32,543,693
Reliance Steel & Aluminum Co.	157,173	29,545,381
Royal Gold, Inc.	166,362	15,288,668
RPM International, Inc.	328,509	30,603,898
Sealed Air Corp.	370,747	19,949,896
Sonoco Products Co.	247,214	15,579,426
Steel Dynamics, Inc.	454,749	36,707,339
The Mosaic Co.	918,361	49,472,107
The Scotts Miracle-Gro Co.	102,642	6,871,882
United States Steel Corp.	661,626	15,131,387
Valvoline, Inc.	452,208	13,145,687
Westlake Corp.	84,650	8,349,030
Westrock Co.	646,542	26,243,140
		659,438,777

Media & Entertainment 2.9%
Altice USA, Inc., Class A *	576,460	5,764,600
Bumble, Inc., Class A *	183,701	4,601,710
Cable One, Inc.	12,475	14,159,125
DISH Network Corp., Class A *	635,579	11,027,296
IAC/InterActiveCorp *	213,484	13,720,617
Liberty Media Corp. - Liberty Formula One, Class A *	55,283	3,213,601
Liberty Media Corp. - Liberty Formula One, Class C *	520,761	33,162,060
News Corp., Class A	984,858	16,663,797
News Corp., Class B	304,522	5,249,959
Playtika Holding Corp. *	262,728	2,766,526
The Interpublic Group of Cos., Inc.	998,781	27,606,307
The New York Times Co., Class A	423,339	12,907,606
Vimeo, Inc. *	399,950	2,367,704
Warner Bros Discovery, Inc. *	5,603,065	74,184,581
ZoomInfo Technologies, Inc. *	767,689	34,868,434
		262,263,923

Pharmaceuticals, Biotechnology & Life Sciences 5.8%
10X Genomics, Inc., Class A *	238,112	7,855,315
Adaptive Biotechnologies Corp. *	277,218	2,472,785
Alkermes plc *	414,309	9,806,694
Arrowhead Pharmaceuticals, Inc. *	268,002	10,642,359
Biohaven Pharmaceutical Holding Co., Ltd. *	160,442	23,962,013
BioMarin Pharmaceutical, Inc. *	469,405	41,870,926
Bio-Rad Laboratories, Inc., Class A *	54,920	26,638,397
Bio-Techne Corp.	99,557	33,034,008
Bridgebio Pharma, Inc. *	272,435	2,860,567
Bruker Corp.	253,467	14,194,152

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Elanco Animal Health, Inc. *	1,203,367	18,206,943
Exelixis, Inc. *	812,988	14,422,407
Fate Therapeutics, Inc. *	208,872	5,459,914
Intellia Therapeutics, Inc. *	178,839	10,741,070
Ionis Pharmaceuticals, Inc. *	360,072	15,310,261
Jazz Pharmaceuticals plc *	158,130	24,544,939
Mirati Therapeutics, Inc. *	126,763	10,271,606
Natera, Inc. *	227,015	11,182,759
Neurocrine Biosciences, Inc. *	242,524	25,375,286
Novavax, Inc. *	198,266	6,550,709
Organon & Co.	643,805	18,367,757
PerkinElmer, Inc.	320,051	43,226,088
Perrigo Co., plc	341,350	12,773,317
Repligen Corp. *	130,804	28,694,473
Roivant Sciences Ltd. *(a)	244,699	871,128
Sarepta Therapeutics, Inc. *	222,040	24,286,735
Sotera Health Co. *	251,548	4,253,677
Syneos Health, Inc. *	260,422	15,653,966
Ultragenyx Pharmaceutical, Inc. *	177,392	8,459,824
United Therapeutics Corp. *	114,948	26,049,516
Viatris, Inc.	3,075,961	29,375,428
Vir Biotechnology, Inc. *	187,633	4,456,284
		531,871,303

Real Estate 9.2%
American Homes 4 Rent, Class A	749,690	26,658,976
Americold Realty Trust, Inc.	683,408	20,105,863
Apartment Income REIT Corp.	398,279	16,269,697
Brixmor Property Group, Inc.	760,323	16,331,738
Camden Property Trust	270,185	34,721,474
Cousins Properties, Inc.	377,172	10,127,068
CubeSmart	569,435	26,222,482
Douglas Emmett, Inc.	445,835	8,702,699
EastGroup Properties, Inc.	105,793	17,459,019
Equity LifeStyle Properties, Inc.	438,844	30,762,965
eXp World Holdings, Inc.	169,890	2,196,678
Federal Realty Investment Trust	181,412	18,371,593
First Industrial Realty Trust, Inc.	335,077	16,981,702
Gaming & Leisure Properties, Inc.	596,657	28,800,633
Healthcare Realty Trust, Inc., Class A	965,839	23,489,205
Highwoods Properties, Inc.	266,907	8,116,642
Host Hotels & Resorts, Inc.	1,813,380	32,223,763
Iron Mountain, Inc.	737,090	38,778,305
Jones Lang LaSalle, Inc. *	123,989	21,450,097
Kilroy Realty Corp.	266,465	12,995,498
Kimco Realty Corp.	1,567,857	33,050,426
Lamar Advertising Co., Class A	220,936	20,743,681
Life Storage, Inc.	214,036	27,236,081
Medical Properties Trust, Inc.	1,522,835	22,248,619
National Retail Properties, Inc.	446,427	20,044,572
Omega Healthcare Investors, Inc.	596,976	19,497,236
Opendoor Technologies, Inc. *	999,524	4,327,939
Rayonier, Inc.	371,185	13,184,491
Regency Centers Corp.	393,629	23,948,388
Rexford Industrial Realty, Inc.	418,684	26,046,332
SL Green Realty Corp.	162,387	7,172,634
Spirit Realty Capital, Inc.	340,635	13,914,940
STAG Industrial, Inc.	454,543	13,999,924
STORE Capital Corp.	640,908	17,291,698
The Howard Hughes Corp. *	97,881	6,228,168
UDR, Inc.	759,261	34,068,041
VICI Properties, Inc.	2,443,078	80,597,143
Vornado Realty Trust	403,311	10,574,815
WeWork, Inc., Class A *(a)	539,895	2,213,570
WP Carey, Inc.	489,232	41,110,165
		848,264,960

SECURITY	NUMBER OF SHARES	VALUE ($)
Retailing 3.5%
Advance Auto Parts, Inc.	155,023	26,143,079
AutoNation, Inc. *	90,219	11,241,287
Bath & Body Works, Inc.	605,224	22,593,012
Chewy, Inc., Class A *	230,077	7,898,544
Dick's Sporting Goods, Inc.	147,136	15,650,856
Five Below, Inc. *	140,706	17,993,483
Floor & Decor Holdings, Inc., Class A *	268,655	21,857,771
Foot Locker, Inc.	212,172	7,816,417
GameStop Corp., Class A *(a)	627,794	17,980,020
Kohl's Corp.	326,288	9,273,105
Leslie's, Inc. *	348,672	4,944,169
Lithia Motors, Inc.	73,436	19,492,852
LKQ Corp.	660,072	35,129,032
Ollie's Bargain Outlet Holdings, Inc. *	148,040	8,188,092
Penske Automotive Group, Inc.	75,103	8,855,395
Petco Health & Wellness Co., Inc. *	208,390	3,109,179
Pool Corp.	101,686	34,490,874
Qurate Retail, Inc., Class A	873,953	2,709,254
Qurate Retail, Inc., Class B	2,420	26,814
RH *	44,563	11,404,117
The Gap, Inc.	533,634	4,877,415
Victoria's Secret & Co. *	172,487	5,767,965
Williams-Sonoma, Inc.	177,688	26,431,090
		323,873,822

Semiconductors & Semiconductor Equipment 3.1%
Allegro MicroSystems, Inc. *	139,423	3,251,344
Entegris, Inc.	377,398	35,807,522
First Solar, Inc. *	251,462	32,073,978
Lattice Semiconductor Corp. *	349,255	18,824,845
MKS Instruments, Inc.	145,018	14,445,243
ON Semiconductor Corp. *	1,102,273	75,803,314
Power Integrations, Inc.	147,807	10,572,635
Silicon Laboratories, Inc. *	92,918	11,645,413
SolarEdge Technologies, Inc. *	140,514	38,777,649
Universal Display Corp.	110,329	12,327,059
Wolfspeed, Inc. *	313,671	35,592,248
		289,121,250

Software & Services 7.1%
Affirm Holdings, Inc. *	418,638	9,808,688
AppLovin Corp., Class A *	91,147	2,244,951
Asana, Inc., Class A *	211,975	4,059,321
Aspen Technology, Inc. *	71,006	14,953,864
Avalara, Inc. *	222,981	20,422,830
Bill.com Holdings, Inc. *	235,474	38,118,531
Black Knight, Inc. *	395,696	26,179,247
C3.ai, Inc., Class A *	182,455	3,284,190
Ceridian HCM Holding, Inc. *	348,711	20,797,124
Citrix Systems, Inc.	316,390	32,515,400
Concentrix Corp.	109,110	13,723,856
Dolby Laboratories, Inc., Class A	164,214	12,027,033
Dropbox, Inc., Class A *	678,924	14,522,184
Duck Creek Technologies, Inc. *	192,737	2,293,570
DXC Technology Co. *	620,768	15,382,631
Dynatrace, Inc. *	500,420	19,106,036
Elastic N.V. *	184,872	15,512,610
Euronet Worldwide, Inc. *	128,287	11,373,925
Fair Isaac Corp. *	65,783	29,562,880
Fastly, Inc., Class A *	279,167	2,610,211
Five9, Inc. *	176,551	17,321,419
Genpact Ltd.	432,245	20,306,870
GoDaddy, Inc., Class A *	410,344	31,112,282
Guidewire Software, Inc. *	211,737	15,183,660

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Informatica, Inc., Class A *	77,376	1,707,688
Jack Henry & Associates, Inc.	184,807	35,519,905
Manhattan Associates, Inc. *	160,165	22,624,908
Maximus, Inc.	155,797	9,439,740
New Relic, Inc. *	151,200	9,179,352
Nutanix, Inc., Class A *	559,922	9,686,651
Paylocity Holding Corp. *	100,724	24,274,484
Pegasystems, Inc.	103,557	3,791,222
PTC, Inc. *	267,101	30,687,234
Q2 Holdings, Inc. *	144,855	5,753,641
Smartsheet, Inc., Class A *	326,558	10,864,585
The Western Union Co.	978,444	14,500,540
Thoughtworks Holding, Inc. *	94,057	1,237,790
Tyler Technologies, Inc. *	105,235	39,095,855
WEX, Inc. *	114,183	17,612,728
Zendesk, Inc. *	310,936	23,870,557
		652,270,193

Technology Hardware & Equipment 3.0%
Arrow Electronics, Inc. *	167,605	17,566,680
Ciena Corp. *	386,082	19,589,801
Cognex Corp.	440,949	18,568,362
F5, Inc. *	153,432	24,098,030
IPG Photonics Corp. *	88,206	7,990,582
Jabil, Inc.	358,323	21,606,877
Juniper Networks, Inc.	819,808	23,298,943
Littelfuse, Inc.	62,706	14,875,117
Lumentum Holdings, Inc. *	174,963	14,618,159
National Instruments Corp.	332,472	13,219,087
NetApp, Inc.	564,560	40,721,713
TD SYNNEX Corp.	104,828	10,092,840
Ubiquiti, Inc. (a)	15,371	4,771,005
Vontier Corp.	408,644	8,957,476
Western Digital Corp. *	794,517	33,576,288
		273,550,960

Telecommunication Services 0.4%
Frontier Communications Parent, Inc. *	528,362	13,610,605
Lumen Technologies, Inc.	2,359,401	23,499,634
		37,110,239

Transportation 2.1%
Alaska Air Group, Inc. *	320,073	13,942,380
AMERCO	24,875	13,076,041
American Airlines Group, Inc. *	1,647,944	21,406,793
C.H. Robinson Worldwide, Inc.	322,877	36,856,410
GXO Logistics, Inc. *	257,914	11,446,223
Hertz Global Holdings, Inc. *	126,159	2,328,895
JetBlue Airways Corp. *	815,069	6,349,388
Knight-Swift Transportation Holdings, Inc.	415,045	20,963,923
Landstar System, Inc.	94,077	13,794,510
Lyft, Inc., Class A *	765,611	11,277,450
TuSimple Holdings, Inc., Class A *	90,294	649,214
United Airlines Holdings, Inc. *	828,741	29,014,222
XPO Logistics, Inc. *	251,164	13,166,017
		194,271,466

SECURITY	NUMBER OF SHARES	VALUE ($)
Utilities 3.9%
Alliant Energy Corp.	636,214	38,834,503
Atmos Energy Corp.	352,601	39,977,901
Black Hills Corp.	164,659	12,428,461
Essential Utilities, Inc.	584,211	28,713,971
Hawaiian Electric Industries, Inc.	277,396	10,851,732
IDACORP, Inc.	128,260	14,011,122
National Fuel Gas Co.	231,855	16,524,306
NiSource, Inc.	1,029,496	30,380,427
NRG Energy, Inc.	602,029	24,851,757
OGE Energy Corp.	508,188	20,601,941
Pinnacle West Capital Corp.	286,708	21,603,448
Portland General Electric Co.	226,179	11,686,669
The AES Corp.	1,694,550	43,126,297
UGI Corp.	532,896	21,049,392
Vistra Corp.	1,095,616	27,116,496
		361,758,423
Total Common Stocks (Cost $8,379,863,257)		9,183,598,152

SHORT-TERM INVESTMENTS 0.6% OF NET ASSETS

Money Market Funds 0.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.25% (b)	9,050,113	9,050,113
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.25% (b)(c)	50,462,157	50,462,157
		59,512,270
Total Short-Term Investments (Cost $59,512,270)		59,512,270
Total Investments in Securities (Cost $8,439,375,527)		9,243,110,422

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
S&P Mid-Cap 400 Index, e-mini, expires 09/16/22	36	8,749,080	(540,283)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $49,003,730.
(b)	The rate shown is the 7-day yield.
(c)	Security purchased with cash collateral received for securities on loan.

REIT —	Real Estate Investment Trust

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap ETF
Portfolio Holdings  as of August 31, 2022 (continued)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$9,183,598,152	$—	$—	$9,183,598,152
Short-Term Investments[1]	59,512,270	—	—	59,512,270
Liabilities
Futures Contracts[2]	(540,283)	—	—	(540,283)
Total	$9,242,570,139	$—	$—	$9,242,570,139

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap ETF
Statement of Assets and Liabilities

As of August 31, 2022
Assets
Investments in securities, at value - unaffiliated (cost $8,439,375,527) including securities on loan of $49,003,730		$9,243,110,422
Cash		20,855
Deposit with broker for futures contracts		1,687,500
Receivables:
Dividends		9,587,090
Fund shares sold		3,387,508
Investments sold		3,336,735
Income from securities on loan	+	546,306
Total assets		9,261,676,416
Liabilities
Collateral held for securities on loan		50,462,157
Payables:
Investments bought		12,199,491
Fund shares redeemed		3,364,525
Management fees		325,273
Variation margin on futures contracts	+	51,437
Total liabilities		66,402,883
Net assets		$9,195,273,533
Net Assets by Source
Capital received from investors		$9,053,546,169
Total distributable earnings	+	141,727,364
Net assets		$9,195,273,533

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$9,195,273,533		136,650,000		$67.29

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap ETF
Statement of Operations

For the period September 1, 2021 through August 31, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $37,608)		$138,309,851
Securities on loan, net	+	2,739,409
Total investment income		141,049,260
Expenses
Management fees		3,849,377
Proxy fees[1]	+	43,320
Total expenses	–	3,892,697
Net investment income		137,156,563
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(106,461,800)
Net realized gains on sales of in-kind redemptions - unaffiliated		646,956,478
Net realized losses on futures contracts	+	(782,532)
Net realized gains		539,712,146
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(2,186,171,771)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(677,172)
Net change in unrealized appreciation (depreciation)	+	(2,186,848,943)
Net realized and unrealized losses		(1,647,136,797)
Decrease in net assets resulting from operations		($1,509,980,234)

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap ETF
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	9/1/21-8/31/22		9/1/20-8/31/21
Net investment income		$137,156,563	$110,939,235
Net realized gains		539,712,146	329,782,786
Net change in unrealized appreciation (depreciation)	+	(2,186,848,943)	2,311,465,527
Increase (decrease) in net assets resulting from operations		($1,509,980,234)	$2,752,187,548
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($141,961,375)	($95,570,430)

TRANSACTIONS IN FUND SHARES
	9/1/21-8/31/22			9/1/20-8/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		29,900,000	$2,242,278,240	24,200,000	$1,584,969,786
Shares redeemed	+	(18,050,000)	(1,380,826,667)	(15,650,000)	(933,990,387)
Net transactions in fund shares		11,850,000	$861,451,573	8,550,000	$650,979,399
SHARES OUTSTANDING AND NET ASSETS
	9/1/21-8/31/22			9/1/20-8/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		124,800,000	$9,985,763,569	116,250,000	$6,678,167,052
Total increase (decrease)	+	11,850,000	(790,490,036)	8,550,000	3,307,596,517
End of period		136,650,000	$9,195,273,533	124,800,000	$9,985,763,569

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Financial Statements
FINANCIAL HIGHLIGHTS
	9/1/21– 8/31/22[1]	9/1/20– 8/31/21[1]	9/1/19– 8/31/20[1]	9/1/18– 8/31/19[1]	9/1/17– 8/31/18[1]
Per-Share Data
Net asset value at beginning of period	$51.85	$35.62	$34.60	$39.12	$32.02
Income (loss) from investment operations:
Net investment income (loss)[2]	0.56	0.55	0.51	0.52	0.49
Net realized and unrealized gains (losses)	(9.72)	16.19	1.01	(4.53)	7.05
Total from investment operations	(9.16)	16.74	1.52	(4.01)	7.54
Less distributions:
Distributions from net investment income	(0.61)	(0.51)	(0.50)	(0.51)	(0.44)
Net asset value at end of period	$42.08	$51.85	$35.62	$34.60	$39.12
Total return	(17.78%)	47.33%	4.53%	(10.26%)	23.71%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.04% [3]	0.04%	0.04%	0.04% [4]	0.05%
Net investment income (loss)	1.20%	1.18%	1.50%	1.49%	1.38%
Portfolio turnover rate[5]	15%	15%	12%	11%	9%
Net assets, end of period (x 1,000,000)	$13,539	$16,622	$10,044	$8,100	$8,853

[1]	Per-Share Data has been retroactively adjusted to reflect a 2-for-1 share split effective after market close on March 10, 2022 (see financial note 12 for additional information).
[2]	Calculated based on the average shares outstanding during the period.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
[4]	Effective March 11, 2019, the annual operating expense ratio was reduced. The ratio presented for the period ended 8/31/19 is a blended ratio.
[5]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings  as of August 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.9% OF NET ASSETS

Automobiles & Components 1.2%
Adient plc *	372,250	12,358,700
American Axle & Manufacturing Holdings, Inc. *	448,386	4,640,795
Canoo, Inc. *(a)	562,954	1,795,823
Dana, Inc.	564,475	8,732,428
Dorman Products, Inc. *	111,101	10,071,306
Faraday Future Intelligent Electric, Inc. *(a)	609,244	682,353
Fisker, Inc. *(a)	561,758	5,072,675
Fox Factory Holding Corp. *	165,844	15,458,319
Gentherm, Inc. *	130,227	7,800,597
Holley, Inc. *	146,529	830,820
LCI Industries	99,992	11,586,073
Lordstown Motors Corp., Class A *(a)	508,080	1,087,291
Luminar Technologies, Inc. *(a)	862,044	7,430,819
Modine Manufacturing Co. *	204,431	3,062,376
Patrick Industries, Inc.	86,267	4,569,563
Solid Power, Inc. *	436,305	2,870,887
Standard Motor Products, Inc.	74,600	2,737,820
Stoneridge, Inc. *	106,439	2,022,341
Tenneco, Inc., Class A *	297,503	5,610,907
The Goodyear Tire & Rubber Co. *	1,110,364	15,578,407
Thor Industries, Inc.	216,037	17,501,157
Visteon Corp. *	110,308	13,218,208
Winnebago Industries, Inc.	128,583	7,403,809
Workhorse Group, Inc. *(a)	600,371	1,879,161
XL Fleet Corp. *	378,824	424,283
XPEL, Inc. *	65,084	4,460,207
		168,887,125

Banks 10.0%
1st Source Corp.	66,639	3,144,694
Allegiance Bancshares, Inc.	74,332	3,148,703
Ameris Bancorp	259,904	12,132,319
Arrow Financial Corp.	62,271	1,999,522
Associated Banc-Corp.	588,826	11,800,073
Atlantic Union Bankshares Corp.	294,519	9,557,142
Axos Financial, Inc. *	210,976	8,814,577
Banc of California, Inc.	207,751	3,506,837
BancFirst Corp.	74,609	8,047,327
Bank of Hawaii Corp.	158,295	12,350,176
Bank of Marin Bancorp	63,098	1,949,728
Bank OZK	443,822	17,988,106
BankUnited, Inc.	321,029	11,894,124
Banner Corp.	134,934	8,198,590
Berkshire Hills Bancorp, Inc.	186,375	5,257,639
Brookline Bancorp, Inc.	304,794	3,800,781
Byline Bancorp, Inc.	92,284	2,012,714
Cadence Bank	721,581	18,385,884
Camden National Corp.	57,798	2,614,203
Capitol Federal Financial, Inc.	506,160	4,585,810
Cathay General Bancorp	295,125	12,377,542
SECURITY	NUMBER OF SHARES	VALUE ($)
CBTX, Inc.	72,237	2,152,663
Central Pacific Financial Corp.	107,786	2,348,657
City Holding Co.	58,917	5,008,534
Columbia Banking System, Inc.	306,522	9,180,334
Columbia Financial, Inc. *	158,303	3,376,603
Community Bank System, Inc.	211,986	13,859,645
Community Trust Bancorp, Inc.	59,732	2,523,677
ConnectOne Bancorp, Inc.	140,369	3,513,436
CrossFirst Bankshares, Inc. *	171,350	2,258,393
Customers Bancorp, Inc. *	118,924	4,125,474
CVB Financial Corp.	521,079	13,673,113
Dime Community Bancshares, Inc.	126,018	3,939,323
Eagle Bancorp, Inc.	126,409	6,134,629
Eastern Bankshares, Inc.	653,707	12,681,916
Enterprise Financial Services Corp.	146,461	6,696,197
Essent Group Ltd.	423,309	16,928,127
F.N.B. Corp.	1,326,998	15,817,816
FB Financial Corp.	139,240	5,516,689
Federal Agricultural Mortgage Corp., Class C	38,828	4,241,571
Financial Institutions, Inc.	59,340	1,544,620
First BanCorp	776,040	11,097,372
First Bancorp/Southern Pines NC	135,625	4,938,106
First Busey Corp.	197,900	4,551,700
First Citizens BancShares, Inc., Class A	52,427	42,568,627
First Commonwealth Financial Corp.	371,793	5,011,770
First Community Bankshares, Inc.	58,123	1,832,618
First Financial Bancorp	371,109	8,008,532
First Financial Bankshares, Inc.	505,114	21,472,396
First Financial Corp.	43,309	2,013,868
First Foundation, Inc.	194,907	3,695,437
First Hawaiian, Inc.	503,109	12,934,932
First Horizon Corp.	2,101,722	47,540,952
First Interstate BancSystem, Inc., Class A	322,351	12,977,851
First Merchants Corp.	224,689	8,947,116
First Mid Bancshares, Inc.	73,222	2,588,398
Flagstar Bancorp, Inc.	209,710	8,080,126
Flushing Financial Corp.	119,362	2,464,825
Fulton Financial Corp.	654,935	10,629,595
German American Bancorp, Inc.	108,603	4,079,129
Glacier Bancorp, Inc.	426,645	21,622,369
Great Southern Bancorp, Inc.	38,530	2,264,793
Hancock Whitney Corp.	339,520	16,375,050
Hanmi Financial Corp.	120,380	2,975,794
HarborOne Bancorp, Inc.	181,734	2,478,852
Heartland Financial USA, Inc.	158,379	7,074,790
Heritage Commerce Corp.	236,313	2,667,974
Heritage Financial Corp.	138,433	3,597,874
Hilltop Holdings, Inc.	194,782	5,142,245
Home BancShares, Inc.	744,396	17,515,638
HomeStreet, Inc.	73,523	2,559,336
Hope Bancorp, Inc.	474,584	6,867,230
Horizon Bancorp, Inc.	151,357	2,863,674
Independent Bank Corp.	184,044	14,397,762
Independent Bank Group, Inc.	142,759	9,616,246

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
International Bancshares Corp.	208,397	8,696,407
Kearny Financial Corp.	276,878	3,145,334
Lakeland Bancorp, Inc.	244,525	3,983,312
Lakeland Financial Corp.	99,754	7,515,466
Live Oak Bancshares, Inc.	127,977	4,637,886
Luther Burbank Corp.	44,560	584,182
Mercantile Bank Corp.	57,119	1,889,496
Merchants Bancorp	97,974	2,642,359
Metrocity Bankshares, Inc.	74,740	1,494,053
MGIC Investment Corp.	1,218,007	17,405,320
Midland States Bancorp, Inc.	81,202	2,037,358
Mr Cooper Group, Inc. *	290,114	12,271,822
National Bank Holdings Corp., Class A	118,557	4,757,692
NBT Bancorp, Inc.	168,230	6,523,959
New York Community Bancorp, Inc.	1,837,320	17,987,363
Nicolet Bankshares, Inc. *	45,257	3,465,781
NMI Holdings, Inc., Class A *	339,180	6,963,365
Northfield Bancorp, Inc.	167,585	2,470,203
Northwest Bancshares, Inc.	499,578	7,029,062
OceanFirst Financial Corp.	232,489	4,519,586
OFG Bancorp	191,324	5,204,013
Old National Bancorp	1,151,456	19,217,801
Origin Bancorp, Inc.	87,093	3,557,749
Pacific Premier Bancorp, Inc.	373,252	12,227,735
PacWest Bancorp	460,584	12,127,177
Park National Corp.	56,839	7,493,085
Pathward Financial, Inc.	114,821	3,784,500
Peapack-Gladstone Financial Corp.	65,547	2,206,967
PennyMac Financial Services, Inc.	115,601	6,140,725
Peoples Bancorp, Inc.	96,392	2,881,157
Pinnacle Financial Partners, Inc.	300,104	24,221,394
Popular, Inc.	301,036	23,246,000
Preferred Bank	53,235	3,611,462
Premier Financial Corp.	139,297	3,763,805
Prosperity Bancshares, Inc.	362,611	25,701,868
Provident Financial Services, Inc.	295,677	6,868,577
QCR Holdings, Inc.	62,837	3,509,446
Radian Group, Inc.	678,722	14,327,821
Renasant Corp.	220,096	7,338,001
Republic Bancorp, Inc., Class A	36,128	1,535,440
Rocket Cos., Inc., Class A (a)	463,824	3,664,210
S&T Bancorp, Inc.	154,395	4,576,268
Sandy Spring Bancorp, Inc.	177,938	6,854,172
Seacoast Banking Corp. of Florida	240,754	7,781,169
ServisFirst Bancshares, Inc.	191,971	16,194,674
Silvergate Capital Corp., Class A *	124,533	11,347,447
Simmons First National Corp., Class A	498,388	11,756,973
Southside Bancshares, Inc.	126,550	4,768,404
SouthState Corp.	296,527	23,140,967
Stock Yards Bancorp, Inc.	105,434	6,986,057
Synovus Financial Corp.	571,135	22,936,782
Texas Capital Bancshares, Inc. *	199,067	11,750,925
TFS Financial Corp.	187,092	2,675,416
The Bancorp, Inc. *	222,545	5,278,767
The First Bancshares, Inc.	80,872	2,418,073
The First of Long Island Corp.	84,300	1,551,963
Tompkins Financial Corp.	46,080	3,301,171
Towne Bank	259,528	7,393,953
TriCo Bancshares	121,167	5,717,871
Triumph Bancorp, Inc. *	92,954	5,754,782
TrustCo Bank Corp.	75,181	2,506,535
Trustmark Corp.	241,480	7,616,279
UMB Financial Corp.	169,527	15,167,581
Umpqua Holdings Corp.	852,303	15,119,855
United Bankshares, Inc.	533,598	19,796,486
United Community Banks, Inc.	412,983	13,847,320
SECURITY	NUMBER OF SHARES	VALUE ($)
Univest Financial Corp.	115,489	2,864,127
UWM Holdings Corp. (a)	312,387	1,130,841
Valley National Bancorp	1,651,628	19,191,917
Veritex Holdings, Inc.	212,256	6,391,028
Walker & Dunlop, Inc.	119,589	12,013,911
Washington Federal, Inc.	256,605	8,213,926
Washington Trust Bancorp, Inc.	68,452	3,465,725
Waterstone Financial, Inc.	86,251	1,491,280
Webster Financial Corp.	699,609	32,916,603
WesBanco, Inc.	237,394	8,121,249
Westamerica BanCorp	105,745	5,916,433
Western Alliance Bancorp	425,466	32,641,751
Wintrust Financial Corp.	236,781	19,970,109
WSFS Financial Corp.	254,295	12,295,163
		1,348,053,777

Capital Goods 11.6%
AAON, Inc.	164,740	9,469,255
AAR Corp. *	129,977	5,573,414
Advanced Drainage Systems, Inc.	223,242	30,293,939
AECOM	555,307	40,620,707
Aerojet Rocketdyne Holdings, Inc. *	293,874	12,657,153
AeroVironment, Inc. *	91,334	8,096,759
Air Lease Corp.	409,823	14,901,164
Alamo Group, Inc.	38,936	5,091,271
Albany International Corp., Class A	123,837	10,921,185
Allison Transmission Holdings, Inc.	381,923	13,848,528
Altra Industrial Motion Corp.	256,095	9,718,805
Ameresco, Inc., Class A *	122,181	8,412,162
American Woodmark Corp. *	65,198	3,379,212
API Group Corp. *	805,829	12,530,641
Apogee Enterprises, Inc.	87,018	3,553,815
Applied Industrial Technologies, Inc.	151,206	16,030,860
Archer Aviation, Inc., Class A *	495,533	1,754,187
Arcosa, Inc.	189,884	11,098,720
Argan, Inc.	58,819	2,034,549
Armstrong World Industries, Inc.	184,667	15,510,181
Array Technologies, Inc. *	524,510	10,962,259
Astec Industries, Inc.	89,680	3,423,982
Astra Space, Inc. *(a)	506,130	431,678
Atkore, Inc. *	169,194	14,281,666
AZZ, Inc.	97,335	4,147,444
Babcock & Wilcox Enterprises, Inc. *	216,624	1,728,660
Barnes Group, Inc.	182,720	5,673,456
Beacon Roofing Supply, Inc. *	213,219	11,707,855
Berkshire Grey, Inc. *(a)	155,266	313,637
Blink Charging Co. *(a)	143,572	3,068,134
Bloom Energy Corp., Class A *	689,897	17,530,283
Boise Cascade Co.	155,273	9,678,166
Builders FirstSource, Inc. *	678,977	39,794,842
BWX Technologies, Inc.	358,690	18,698,510
Byrna Technologies, Inc. *	61,486	549,070
ChargePoint Holdings, Inc. *(a)	701,692	11,416,529
Chart Industries, Inc. *	140,991	27,332,515
CIRCOR International, Inc. *	78,838	1,285,059
Columbus McKinnon Corp.	111,986	3,430,131
Comfort Systems USA, Inc.	141,234	14,171,420
Construction Partners, Inc., Class A *	162,381	4,751,268
Core & Main, Inc., Class A *	224,743	5,297,193
Crane Holdings Co.	187,334	17,676,836
CSW Industrials, Inc.	62,151	7,868,317
Curtiss-Wright Corp.	151,068	22,235,699
Custom Truck One Source, Inc. *	198,502	1,306,143
Desktop Metal, Inc., Class A *(a)	737,899	2,346,519
Douglas Dynamics, Inc.	89,975	2,618,273
DXP Enterprises, Inc. *	67,423	1,792,103
Dycom Industries, Inc. *	116,444	13,055,701

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
EMCOR Group, Inc.	200,905	23,891,623
Encore Wire Corp.	77,643	10,101,354
Energy Recovery, Inc. *	148,539	3,407,485
Energy Vault Holdings, Inc. *(a)	217,974	1,201,037
Enerpac Tool Group Corp.	237,850	4,614,290
EnerSys	162,038	10,106,310
Enovix Corp. *	411,558	9,103,663
EnPro Industries, Inc.	81,609	7,390,511
Eos Energy Enterprises, Inc. *(a)	152,348	313,837
Esab Corp.	179,228	7,364,479
ESCO Technologies, Inc.	101,491	8,264,412
ESS Tech, Inc. *(a)	229,367	1,018,390
Evoqua Water Technologies Corp. *	476,839	16,727,512
Federal Signal Corp.	238,187	9,496,516
Flowserve Corp.	513,928	15,659,386
Fluence Energy, Inc. *(a)	137,552	2,744,162
Fluor Corp. *	557,483	14,739,851
Franklin Electric Co., Inc.	153,129	13,299,254
FTC Solar, Inc. *	85,652	354,599
FuelCell Energy, Inc. *	1,441,916	6,041,628
Gates Industrial Corp. plc *	373,667	4,005,710
GATX Corp.	139,930	13,518,637
Gibraltar Industries, Inc. *	129,027	5,399,780
Global Industrial Co.	62,634	1,884,031
GMS, Inc. *	169,140	8,152,548
GrafTech International Ltd.	778,138	4,575,451
Granite Construction, Inc.	178,894	5,363,242
Great Lakes Dredge & Dock Corp. *	258,925	2,477,912
Griffon Corp.	188,460	5,908,221
H&E Equipment Services, Inc.	124,882	3,953,764
Hayward Holdings, Inc. *	231,206	2,429,975
Heliogen, Inc. *(a)	371,560	891,744
Helios Technologies, Inc.	127,551	6,966,836
Herc Holdings, Inc.	98,560	11,090,957
Hexcel Corp.	330,287	19,377,938
Hillenbrand, Inc.	281,434	11,727,355
Hillman Solutions Corp. *	402,978	3,380,985
Hydrofarm Holdings Group, Inc. *	140,451	477,533
Hyliion Holdings Corp. *(a)	441,885	1,551,016
Hyster-Yale Materials Handling, Inc.	38,069	1,108,950
Hyzon Motors, Inc. *(a)	352,369	750,546
IES Holdings, Inc. *	33,755	1,025,814
Insteel Industries, Inc.	75,839	2,191,747
ITT, Inc.	327,955	23,786,576
Janus International Group, Inc. *	217,844	2,250,329
JELD-WEN Holding, Inc. *	342,962	3,824,026
John Bean Technologies Corp.	125,023	12,909,875
Kadant, Inc.	45,755	8,209,820
Kaman Corp.	109,826	3,483,681
Kennametal, Inc.	324,151	7,598,099
Kratos Defense & Security Solutions, Inc. *	489,665	6,140,399
Lindsay Corp.	43,133	6,916,808
Markforged Holding Corp. *(a)	271,324	659,317
Masonite International Corp. *	88,433	7,235,588
MasTec, Inc. *	224,813	18,097,447
Maxar Technologies, Inc.	288,964	6,886,012
McGrath RentCorp	95,522	8,073,519
MDU Resources Group, Inc.	799,061	24,091,689
Mercury Systems, Inc. *	226,691	10,910,638
Microvast Holdings, Inc. *(a)	937,911	2,307,261
Moog, Inc., Class A	113,785	8,531,599
MRC Global, Inc. *	241,668	2,351,430
MSC Industrial Direct Co., Inc., Class A	185,737	14,712,228
Mueller Industries, Inc.	223,538	14,120,896
Mueller Water Products, Inc., Class A	617,586	6,966,370
MYR Group, Inc. *	66,790	6,207,463
SECURITY	NUMBER OF SHARES	VALUE ($)
National Presto Industries, Inc.	19,702	1,344,070
Nikola Corp. *(a)	849,366	4,552,602
NOW, Inc. *	433,426	5,253,123
NV5 Global, Inc. *	46,982	6,613,186
nVent Electric plc	653,864	21,551,357
Omega Flex, Inc.	12,044	1,216,685
Oshkosh Corp.	258,619	20,627,451
Parsons Corp. *	106,381	4,402,046
PGT Innovations, Inc. *	236,007	4,937,266
Primoris Services Corp.	210,547	4,267,788
Proterra, Inc. *	733,690	4,431,488
Proto Labs, Inc. *	108,292	4,158,413
Quanex Building Products Corp.	130,535	2,910,931
RBC Bearings, Inc. *	113,431	27,300,573
Regal Rexnord Corp.	263,214	36,215,614
Resideo Technologies, Inc. *	570,418	11,876,103
REV Group, Inc.	127,444	1,468,155
Rocket Lab USA, Inc. *	584,642	3,215,531
Romeo Power, Inc. *	425,308	261,564
Rush Enterprises, Inc., Class A	168,541	7,931,540
Rush Enterprises, Inc., Class B	28,248	1,430,479
Sarcos Technology and Robotics Corp. *(a)	244,505	801,976
SES AI Corp. *(a)	379,485	1,798,759
Shoals Technologies Group, Inc., Class A *	441,952	11,654,274
Simpson Manufacturing Co., Inc.	169,514	15,703,777
SiteOne Landscape Supply, Inc. *	176,589	22,101,879
Spirit AeroSystems Holdings, Inc., Class A	413,493	12,446,139
SPX Technologies, Inc. *	179,589	10,247,348
Standex International Corp.	47,257	4,272,505
Stem, Inc. *	526,195	8,271,785
SunPower Corp. *	327,131	7,851,144
Sunrun, Inc. *	826,368	27,294,935
Tennant Co.	72,665	4,385,333
Terex Corp.	272,831	9,063,446
Terran Orbital Corp. *(a)	213,082	894,944
The AZEK Co., Inc. *	439,975	8,029,544
The Gorman-Rupp Co.	89,075	2,352,471
The Greenbrier Cos., Inc.	127,859	3,645,260
The Manitowoc Co., Inc. *	138,781	1,325,359
The Shyft Group, Inc.	125,468	3,004,959
The Timken Co.	265,321	16,712,570
Thermon Group Holdings, Inc. *	130,871	2,296,786
Titan International, Inc. *	201,459	2,826,470
Titan Machinery, Inc. *	79,314	2,441,285
TPI Composites, Inc. *	146,582	2,724,959
Trinity Industries, Inc.	274,643	6,695,796
Triton International Ltd.	252,047	15,019,481
Triumph Group, Inc. *	253,653	3,294,953
Tutor Perini Corp. *	163,116	1,105,927
UFP Industries, Inc.	246,585	19,576,383
Univar Solutions, Inc. *	665,671	16,788,223
Valmont Industries, Inc.	83,736	23,179,800
Velo3D, Inc. *(a)	239,884	1,033,900
Veritiv Corp. *	54,813	6,533,162
Vertiv Holdings Co.	1,197,651	13,808,916
Vicor Corp. *	85,216	6,062,266
View, Inc. *	236,491	420,954
Virgin Galactic Holdings, Inc. *(a)	702,232	4,150,191
Wabash National Corp.	193,451	3,182,269
Watts Water Technologies, Inc., Class A	107,832	14,936,889
WESCO International, Inc. *	175,413	23,098,384
WillScot Mobile Mini Holdings Corp. *	874,917	35,119,168

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Zurn Water Solutions Corp.	494,612	13,641,399
		1,570,153,849

Commercial & Professional Services 3.4%
ABM Industries, Inc.	262,651	12,187,006
ACCO Brands Corp.	378,911	2,246,942
Alight, Inc., Class A *	1,004,190	7,913,017
ASGN, Inc. *	200,836	19,420,841
Aurora Innovation, Inc. *(a)	1,110,814	2,377,142
Barrett Business Services, Inc.	28,929	2,332,835
BlackSky Technology, Inc. *(a)	231,326	469,592
Brady Corp., Class A	188,891	8,790,987
BrightView Holdings, Inc. *	177,419	1,795,480
CACI International, Inc., Class A *	91,962	25,829,367
Casella Waste Systems, Inc., Class A *	199,238	16,323,569
CBIZ, Inc. *	204,545	8,930,435
Cimpress plc *	77,102	2,589,085
Clean Harbors, Inc. *	196,693	23,095,692
CoreCivic, Inc. *	478,998	4,564,851
Deluxe Corp.	169,430	3,259,833
Driven Brands Holdings, Inc. *	216,764	6,812,893
Ennis, Inc.	100,815	2,140,303
Exponent, Inc.	203,783	19,127,072
First Advantage Corp. *	161,550	2,235,852
Forrester Research, Inc. *	42,526	1,768,656
Franklin Covey Co. *	49,414	2,350,624
FTI Consulting, Inc. *	135,492	21,760,015
Harsco Corp. *	311,643	1,767,016
Healthcare Services Group, Inc.	289,667	4,075,615
Heidrick & Struggles International, Inc.	77,331	2,200,840
Heritage-Crystal Clean, Inc. *	63,453	2,066,664
HireRight Holdings Corp. *	88,143	1,433,205
HNI Corp.	166,771	5,336,672
Huron Consulting Group, Inc. *	83,672	5,597,657
ICF International, Inc.	66,314	6,734,850
Insperity, Inc.	139,857	15,247,210
Interface, Inc.	232,819	2,600,588
KAR Auction Services, Inc. *	478,914	6,992,144
KBR, Inc.	548,205	26,478,302
Kelly Services, Inc., Class A	135,986	2,190,735
Kforce, Inc.	78,712	4,307,121
Korn Ferry	212,038	12,917,355
LegalZoom.com, Inc. *	78,840	812,052
ManTech International Corp., Class A	108,492	10,405,468
Matthews International Corp., Class A	122,922	3,074,279
MillerKnoll, Inc.	297,396	8,231,921
MSA Safety, Inc.	143,645	17,073,645
Pitney Bowes, Inc.	644,726	1,863,258
Planet Labs PBC *	724,685	3,971,274
Resources Connection, Inc.	121,698	2,377,979
Science Applications International Corp.	219,358	19,976,933
SP Plus Corp. *	91,514	3,032,774
Steelcase, Inc., Class A	345,281	3,860,242
Sterling Check Corp. *	57,320	1,219,770
Tetra Tech, Inc.	211,084	28,667,318
The Brink's Co.	185,010	10,227,353
The GEO Group, Inc. *	488,646	3,997,124
TriNet Group, Inc. *	149,316	12,303,638
TrueBlue, Inc. *	130,982	2,690,370
UniFirst Corp.	59,689	10,759,539
Upwork, Inc. *	478,437	8,324,804
Viad Corp. *	80,369	3,068,488
VSE Corp.	41,514	1,737,361
		455,943,653

SECURITY	NUMBER OF SHARES	VALUE ($)
Consumer Durables & Apparel 3.3%
Acushnet Holdings Corp.	133,258	6,349,744
AMMO, Inc. *(a)	344,863	1,313,928
Beazer Homes USA, Inc. *	115,603	1,646,187
Brunswick Corp.	297,804	22,248,937
Callaway Golf Co. *	456,348	10,098,981
Capri Holdings Ltd. *	580,052	27,366,853
Carter's, Inc.	158,213	11,684,030
Cavco Industries, Inc. *	33,406	7,817,338
Century Communities, Inc.	113,888	5,317,431
Columbia Sportswear Co.	131,186	9,345,691
Crocs, Inc. *	242,175	17,848,298
Dream Finders Homes, Inc., Class A *	70,434	869,860
Ethan Allen Interiors, Inc.	87,011	2,068,251
Fossil Group, Inc. *	184,673	781,167
G-III Apparel Group Ltd. *	168,956	3,559,903
GoPro, Inc., Class A *	514,003	3,130,278
Green Brick Partners, Inc. *	179,941	4,383,363
Helen of Troy Ltd. *	93,691	11,583,018
Installed Building Products, Inc.	91,141	8,253,729
iRobot Corp. *(a)	106,513	6,271,485
Johnson Outdoors, Inc., Class A	28,133	1,720,052
KB Home	340,950	9,768,218
Kontoor Brands, Inc.	182,422	6,791,571
Latham Group, Inc. *	124,774	712,460
La-Z-Boy, Inc.	168,959	4,458,828
Levi Strauss & Co., Class A	382,021	6,452,335
LGI Homes, Inc. *	82,066	7,788,884
M.D.C. Holdings, Inc.	224,953	6,991,539
M/I Homes, Inc. *	111,402	4,817,022
Malibu Boats, Inc., Class A *	80,850	4,853,426
Mattel, Inc. *	1,385,828	30,654,515
Meritage Homes Corp. *	144,354	11,310,136
Movado Group, Inc.	63,586	2,027,758
Oxford Industries, Inc.	60,370	6,443,290
Purple Innovation, Inc. *	278,712	797,116
PVH Corp.	265,508	14,934,825
Ralph Lauren Corp.	182,131	16,634,024
Skechers U.S.A., Inc., Class A *	530,221	20,042,354
Skyline Champion Corp. *	207,343	11,750,128
Smith & Wesson Brands, Inc.	179,294	2,384,610
Snap One Holdings Corp. *(a)	52,306	585,304
Solo Brands, Inc., Class A *(a)	49,849	206,873
Sonos, Inc. *	502,596	7,559,044
Steven Madden Ltd.	294,516	8,573,361
Sturm Ruger & Co., Inc.	69,368	3,624,478
Taylor Morrison Home Corp. *	470,417	11,812,171
Tempur Sealy International, Inc.	690,348	17,265,604
TopBuild Corp. *	128,794	23,667,185
Traeger, Inc. *(a)	91,105	240,517
Tri Pointe Homes, Inc. *	407,018	7,053,622
Tupperware Brands Corp. *	181,158	2,036,216
Universal Electronics, Inc. *	49,076	1,090,959
Vista Outdoor, Inc. *	220,287	6,194,470
Vizio Holding Corp., Class A *	151,537	1,624,477
Wolverine World Wide, Inc.	316,486	6,184,136
YETI Holdings, Inc. *	337,997	12,468,709
		443,458,689

Consumer Services 3.7%
2U, Inc. *	300,670	2,140,770
Accel Entertainment, Inc. *	213,938	2,013,157
Adtalem Global Education, Inc. *	176,934	6,668,642
American Public Education, Inc. *	72,690	750,888
Bally's Corp. *	100,460	2,379,897
BJ's Restaurants, Inc. *	92,394	2,317,242

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Bloomin' Brands, Inc.	316,895	6,407,617
Bowlero Corp. *(a)	163,895	1,937,239
Boyd Gaming Corp.	314,052	17,093,850
Brinker International, Inc. *	173,077	4,242,117
Carriage Services, Inc.	53,548	1,896,135
Choice Hotels International, Inc.	129,211	14,821,794
Churchill Downs, Inc.	134,483	26,505,254
Chuy's Holdings, Inc. *	75,635	1,688,930
Coursera, Inc. *	337,378	3,879,847
Cracker Barrel Old Country Store, Inc.	91,270	9,851,684
Dave & Buster's Entertainment, Inc. *	153,033	6,326,384
Denny's Corp. *	243,387	2,300,007
Dine Brands Global, Inc.	66,089	4,401,527
Duolingo, Inc. *	79,977	7,519,438
Dutch Bros, Inc., Class A *	106,906	3,902,069
El Pollo Loco Holdings, Inc. *	77,526	701,610
Everi Holdings, Inc. *	361,583	6,689,286
F45 Training Holdings, Inc. *(a)	90,922	227,305
First Watch Restaurant Group, Inc. *	36,527	612,558
Frontdoor, Inc. *	323,248	7,589,863
GAN Ltd. *	154,807	399,402
Golden Entertainment, Inc. *	79,333	3,035,281
Graham Holdings Co., Class B	15,370	8,690,659
Grand Canyon Education, Inc. *	126,987	10,334,202
H&R Block, Inc.	626,832	28,207,440
Hilton Grand Vacations, Inc. *	349,493	14,252,325
Hyatt Hotels Corp., Class A *	201,655	18,072,321
Jack in the Box, Inc.	82,586	6,595,318
Krispy Kreme, Inc.	117,313	1,378,428
Laureate Education, Inc., Class A	548,066	6,039,687
Life Time Group Holdings, Inc. *	153,245	1,815,953
Lindblad Expeditions Holdings, Inc. *	121,326	937,850
Marriott Vacations Worldwide Corp.	162,779	23,182,985
Mister Car Wash, Inc. *	156,732	1,553,214
Monarch Casino & Resort, Inc. *	51,889	3,133,577
Noodles & Co. *	141,815	673,621
OneSpaWorld Holdings Ltd. *	242,538	2,136,760
Papa John's International, Inc.	125,389	10,135,193
Penn National Gaming, Inc. *	643,060	20,082,764
Perdoceo Education Corp. *	269,494	3,120,741
Planet Fitness, Inc., Class A *	333,766	22,612,647
Playa Hotels & Resorts N.V. *	528,270	3,465,451
Portillo's, Inc., Class A *	114,951	2,531,221
PowerSchool Holdings, Inc., Class A *	161,893	2,914,074
Red Rock Resorts, Inc., Class A	207,870	7,944,791
Rover Group, Inc. *(a)	308,489	1,175,343
Rush Street Interactive, Inc. *	218,172	1,055,952
Ruth's Hospitality Group, Inc.	122,317	2,228,616
Scientific Games Corp., Class A *	376,039	18,512,400
SeaWorld Entertainment, Inc. *	185,500	9,321,375
Shake Shack, Inc., Class A *	153,748	7,327,630
Six Flags Entertainment Corp. *	305,485	6,766,493
Sonder Holdings, Inc. *(a)	454,565	845,491
Strategic Education, Inc.	90,235	5,838,205
Stride, Inc. *	167,695	6,395,887
Sweetgreen, Inc., Class A *	53,262	900,660
Terminix Global Holdings, Inc. *	477,392	20,360,769
Texas Roadhouse, Inc.	267,865	23,775,697
The Cheesecake Factory, Inc.	193,615	5,928,491
The Wendy's Co.	673,036	12,908,830
Travel & Leisure Co.	335,401	14,221,002
Udemy, Inc. *	60,753	902,790
Vacasa, Inc., Class A *	370,816	1,483,264
Vivint Smart Home, Inc. *	162,335	1,016,217
Wingstop, Inc.	117,260	13,351,224
WW International, Inc. *	206,687	1,078,906
		503,506,257

SECURITY	NUMBER OF SHARES	VALUE ($)
Diversified Financials 4.6%
Affiliated Managers Group, Inc.	152,036	19,363,305
Alerus Financial Corp.	60,032	1,426,360
Apollo Commercial Real Estate Finance, Inc.	520,096	6,059,118
Arbor Realty Trust, Inc.	630,875	9,450,507
ARMOUR Residential REIT, Inc.	405,137	2,876,473
Artisan Partners Asset Management, Inc., Class A	264,495	8,929,351
Assetmark Financial Holdings, Inc. *	75,646	1,462,994
B. Riley Financial, Inc.	63,481	3,159,449
Bakkt Holdings, Inc. *(a)	204,670	530,095
BGC Partners, Inc., Class A	1,295,825	5,209,216
Blackstone Mortgage Trust, Inc., Class A	669,198	19,393,358
Blucora, Inc. *	185,202	3,718,856
Blue Owl Capital, Inc.	1,360,478	15,101,306
Bread Financial Holdings, Inc.	195,598	7,516,831
Brightsphere Investment Group, Inc.	127,366	2,176,685
BrightSpire Capital, Inc., Class A	369,519	3,103,960
Broadmark Realty Capital, Inc.	521,423	3,363,178
Cannae Holdings, Inc. *	315,587	6,819,835
Chimera Investment Corp.	935,018	7,947,653
Cohen & Steers, Inc.	99,307	7,088,534
Cowen, Inc., Class A	107,802	4,144,987
Curo Group Holdings Corp.	84,296	556,354
Diamond Hill Investment Group, Inc.	12,440	2,127,862
Donnelley Financial Solutions, Inc. *	109,798	4,660,925
Dynex Capital, Inc.	146,698	2,275,286
Ellington Financial, Inc.	221,922	3,257,815
Encore Capital Group, Inc. *	95,438	5,218,550
Enova International, Inc. *	127,413	4,451,810
Evercore, Inc., Class A	159,607	14,953,580
Federated Hermes, Inc.	359,775	12,253,936
FirstCash Holdings, Inc.	154,728	12,062,595
Focus Financial Partners, Inc., Class A *	218,792	8,565,707
Forge Global Holdings, Inc. *(a)	394,659	1,507,597
Franklin BSP Realty Trust, Inc. (a)	326,974	4,217,965
Granite Point Mortgage Trust, Inc.	210,661	1,984,427
Green Dot Corp., Class A *	214,191	4,345,935
Hamilton Lane, Inc., Class A	137,163	9,543,802
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	341,175	13,483,236
Houlihan Lokey, Inc.	195,826	15,372,341
Interactive Brokers Group, Inc., Class A	343,798	21,174,519
Invesco Mortgage Capital, Inc. (a)	128,215	2,037,336
Jackson Financial, Inc., Class A	338,670	10,586,824
Janus Henderson Group plc	658,794	15,415,780
KKR Real Estate Finance Trust, Inc.	194,208	3,740,446
Ladder Capital Corp.	446,162	4,934,552
Lazard Ltd., Class A	442,577	16,087,674
LendingClub Corp. *	401,775	5,251,199
LendingTree, Inc. *	42,647	1,300,307
LPL Financial Holdings, Inc.	314,173	69,535,910
MFA Financial, Inc.	362,809	3,965,502
Moelis & Co., Class A	254,897	10,619,009
Moneylion, Inc. *(a)	382,792	547,393
Navient Corp.	580,411	8,932,525
Nelnet, Inc., Class A	79,774	6,720,162
NerdWallet, Inc., Class A *(a)	28,933	300,614
New York Mortgage Trust, Inc.	1,501,380	4,203,864
OneMain Holdings, Inc.	418,431	14,615,795
Open Lending Corp., Class A *	400,392	3,887,806
Oportun Financial Corp. *	86,705	443,063
PennyMac Mortgage Investment Trust	361,576	5,369,404

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Piper Sandler Cos.	55,507	6,359,437
PJT Partners, Inc., Class A	96,778	6,698,973
PRA Group, Inc. *	156,296	5,773,574
PROG Holdings, Inc. *	211,582	3,922,730
Ready Capital Corp.	263,802	3,455,806
Redwood Trust, Inc.	470,738	3,648,219
Rithm Capital Corp.	1,835,249	17,306,398
SLM Corp.	1,059,034	16,182,039
StepStone Group, Inc., Class A	191,875	5,236,269
Stifel Financial Corp.	418,697	24,832,919
StoneX Group, Inc. *	67,727	6,287,775
TPG RE Finance Trust, Inc.	236,110	2,186,379
TPG, Inc.	136,496	4,007,523
Tradeweb Markets, Inc., Class A	422,686	29,414,719
Two Harbors Investment Corp.	1,354,958	6,571,546
Virtu Financial, Inc., Class A	313,734	7,203,333
Virtus Investment Partners, Inc.	27,713	5,300,111
WisdomTree Investments, Inc.	431,473	2,161,680
World Acceptance Corp. *	14,537	1,689,781
		627,590,669

Energy 6.5%
Antero Midstream Corp.	1,278,442	12,873,911
Antero Resources Corp. *	1,112,388	44,584,511
Arch Resources, Inc. (a)	60,881	8,863,056
Archaea Energy, Inc. *	214,579	4,240,081
Archrock, Inc.	529,553	3,913,397
Brigham Minerals, Inc., Class A	206,056	6,130,166
Bristow Group, Inc. *	90,678	2,630,569
Cactus, Inc., Class A	238,276	9,519,126
California Resources Corp.	305,360	15,255,786
Callon Petroleum Co. *	186,484	7,936,759
Centennial Resource Development, Inc., Class A *	729,094	6,000,444
ChampionX Corp.	799,255	17,431,752
Chesapeake Energy Corp.	445,115	44,729,606
Chord Energy Corp.	161,200	22,817,860
Civitas Resources, Inc.	283,998	19,081,826
Clean Energy Fuels Corp. *	665,932	4,475,063
CNX Resources Corp. *	765,495	13,526,297
Comstock Resources, Inc. *	355,964	6,976,894
CONSOL Energy, Inc.	125,990	9,043,562
Core Laboratories N.V.	181,769	2,935,569
CVR Energy, Inc.	114,524	3,740,354
Delek US Holdings, Inc.	277,722	7,845,647
Denbury, Inc. *	198,012	17,609,207
Diamond Offshore Drilling, Inc. *	348,329	2,476,619
DMC Global, Inc. *	77,261	1,724,466
Dril-Quip, Inc. *	135,870	3,006,803
DT Midstream, Inc. *	380,243	20,993,216
Enviva, Inc.	112,757	7,838,867
EQT Corp.	1,161,676	55,528,113
Equitrans Midstream Corp.	1,597,182	14,805,877
Excelerate Energy, Inc., Class A	68,927	1,770,045
Expro Group Holdings N.V. *	117,212	1,584,706
Green Plains, Inc. *	211,466	7,746,000
Gulfport Energy Corp. *	45,892	4,486,402
Helix Energy Solutions Group, Inc. *	562,005	2,427,862
Helmerich & Payne, Inc.	414,007	17,698,799
HF Sinclair Corp.	587,516	30,920,967
International Seaways, Inc.	161,709	4,775,267
Kosmos Energy Ltd. *	1,792,256	12,671,250
Laredo Petroleum, Inc. *	57,038	4,426,719
Liberty Energy, Inc., Class A *	434,217	6,513,255
Magnolia Oil & Gas Corp., Class A	597,333	14,258,339
Matador Resources Co.	436,167	25,995,553
Murphy Oil Corp.	573,954	22,366,987
SECURITY	NUMBER OF SHARES	VALUE ($)
Nabors Industries Ltd. *	34,672	4,594,387
New Fortress Energy, Inc.	162,798	9,336,465
NexTier Oilfield Solutions, Inc. *	631,109	5,913,491
Northern Oil and Gas, Inc.	258,837	8,189,603
NOV, Inc.	1,543,233	27,268,927
Oceaneering International, Inc. *	395,634	3,501,361
Ovintiv, Inc.	1,016,442	54,013,728
Par Pacific Holdings, Inc. *	179,072	3,366,554
Patterson-UTI Energy, Inc.	849,336	12,655,106
PBF Energy, Inc., Class A *	375,053	12,811,810
PDC Energy, Inc.	375,028	25,468,151
Peabody Energy Corp. *	418,155	10,311,702
ProFrac Holding Corp., Class A *	62,239	1,225,486
ProPetro Holding Corp. *	335,710	3,075,104
Range Resources Corp. *	1,019,198	33,490,846
RPC, Inc.	276,699	2,199,757
SM Energy Co.	479,022	21,110,500
Southwestern Energy Co. *	4,385,210	32,845,223
Talos Energy, Inc. *	161,256	3,342,837
TechnipFMC plc *	1,672,261	13,679,095
Tellurian, Inc. *(a)	1,829,751	7,319,004
Transocean Ltd. *	2,461,244	8,909,703
US Silica Holdings, Inc. *	295,908	4,151,589
Valaris Ltd. *	256,440	13,073,311
World Fuel Services Corp.	248,404	6,408,823
		884,440,118

Food & Staples Retailing 1.2%
BJ's Wholesale Club Holdings, Inc. *	530,330	39,504,282
Casey's General Stores, Inc.	145,879	31,184,554
Grocery Outlet Holding Corp. *	344,150	13,807,298
Ingles Markets, Inc., Class A	56,233	4,922,074
Performance Food Group Co. *	609,044	30,440,019
PriceSmart, Inc.	94,459	5,976,421
Rite Aid Corp. *	220,604	1,583,937
SpartanNash Co.	142,327	4,331,011
Sprouts Farmers Market, Inc. *	430,778	12,449,484
The Andersons, Inc.	123,338	4,567,206
The Chefs' Warehouse, Inc. *	128,686	4,290,391
United Natural Foods, Inc. *	228,617	10,077,437
Weis Markets, Inc.	64,580	5,018,512
		168,152,626

Food, Beverage & Tobacco 1.6%
AppHarvest, Inc. *(a)	238,019	685,495
B&G Foods, Inc. (a)	271,228	5,874,799
Benson Hill, Inc. *(a)	532,827	1,891,536
BRC, Inc., Class A *(a)	120,614	1,175,987
Calavo Growers, Inc.	69,189	2,908,706
Cal-Maine Foods, Inc.	147,386	7,901,363
Celsius Holdings, Inc. *	151,203	15,647,999
Coca-Cola Consolidated, Inc.	18,115	8,592,488
Flowers Foods, Inc.	783,276	21,383,435
Fresh Del Monte Produce, Inc.	131,044	3,582,743
Freshpet, Inc. *	188,313	8,197,265
Hostess Brands, Inc. *	543,127	12,589,684
Ingredion, Inc.	260,249	22,659,880
J&J Snack Foods Corp.	58,796	8,762,368
John B Sanfilippo & Son, Inc.	35,220	2,843,311
Lancaster Colony Corp.	77,725	13,100,549
MGP Ingredients, Inc.	49,192	5,384,556
Mission Produce, Inc. *	143,882	2,316,500
National Beverage Corp.	91,293	5,063,110
Pilgrim's Pride Corp. *	189,103	5,383,762
Seaboard Corp.	1,017	3,928,000
Sovos Brands, Inc. *	95,971	1,465,477

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Tattooed Chef, Inc. *(a)	179,684	1,196,695
The Duckhorn Portfolio, Inc. *	121,680	2,219,443
The Hain Celestial Group, Inc. *	351,758	7,126,617
The Simply Good Foods Co. *	347,615	10,619,638
The Vita Coco Co., Inc. *(a)	45,053	675,344
Tootsie Roll Industries, Inc.	69,855	2,502,905
TreeHouse Foods, Inc. *	220,004	10,252,186
Turning Point Brands, Inc.	53,473	1,246,990
Universal Corp.	96,409	4,920,715
Utz Brands, Inc.	256,171	4,267,809
Vector Group Ltd.	518,639	5,082,662
Vital Farms, Inc. *	95,074	1,231,208
		212,681,225

Health Care Equipment & Services 6.8%
1Life Healthcare, Inc. *	678,449	11,676,107
Acadia Healthcare Co., Inc. *	355,640	29,137,585
Accolade, Inc. *	228,704	2,328,207
AdaptHealth Corp. *	386,194	6,939,906
Addus HomeCare Corp. *	62,924	5,614,079
Agiliti, Inc. *	108,533	1,743,040
AirSculpt Technologies, Inc.	27,890	243,201
Alignment Healthcare, Inc. *	109,380	1,663,670
Allscripts Healthcare Solutions, Inc. *	456,033	7,752,561
Amedisys, Inc. *	128,094	15,172,734
American Well Corp., Class A *	787,589	3,583,530
AMN Healthcare Services, Inc. *	175,867	18,050,989
AngioDynamics, Inc. *	152,897	3,385,140
Apollo Medical Holdings, Inc. *	149,365	6,442,112
Artivion, Inc. *	157,779	3,496,383
AtriCure, Inc. *	181,527	8,281,262
Atrion Corp.	5,561	3,358,566
Avanos Medical, Inc. *	186,586	4,595,613
Aveanna Healthcare Holdings, Inc. *	150,323	273,588
AxoGen, Inc. *	164,619	1,542,480
Axonics, Inc. *	184,885	13,357,941
BioLife Solutions, Inc. *	119,237	2,815,186
Bioventus, Inc., Class A *	86,825	634,691
Brookdale Senior Living, Inc. *	730,213	3,212,937
Butterfly Network, Inc. *(a)	530,141	3,302,778
Cano Health, Inc. *	752,997	4,645,991
Cardiovascular Systems, Inc. *	158,844	2,098,329
Castle Biosciences, Inc. *	96,238	2,790,902
Certara, Inc. *	409,565	6,417,884
Cerus Corp. *	704,433	2,895,220
Change Healthcare, Inc. *	991,663	24,365,160
Clover Health Investments Corp. *	1,221,223	3,187,392
Community Health Systems, Inc. *	494,679	1,315,846
Computer Programs & Systems, Inc. *	58,533	1,785,842
CONMED Corp.	116,208	10,292,543
CorVel Corp. *	36,779	5,714,721
Covetrus, Inc. *	410,986	8,577,278
CryoPort, Inc. *	193,464	6,318,534
Definitive Healthcare Corp. *	104,110	2,090,529
DocGo, Inc. *	302,702	3,087,560
Doximity, Inc., Class A *	364,821	12,108,409
Eargo, Inc. *	88,903	161,803
Embecta Corp.	227,749	7,269,748
Enovis Corp. *	184,980	9,369,237
Envista Holdings Corp. *	638,840	23,694,576
Evolent Health, Inc., Class A *	327,991	12,053,669
Figs, Inc., Class A *	151,179	1,747,629
Fulgent Genetics, Inc. *	77,213	3,356,449
Glaukos Corp. *	185,865	9,023,746
Globus Medical, Inc., Class A *	311,723	18,450,884
GoodRx Holdings, Inc., Class A *	275,399	1,679,934
Haemonetics Corp. *	201,071	15,086,357
SECURITY	NUMBER OF SHARES	VALUE ($)
Hanger, Inc. *	146,368	2,726,836
Health Catalyst, Inc. *	212,695	2,552,340
HealthEquity, Inc. *	331,748	21,921,908
HealthStream, Inc. *	96,222	2,129,393
Heska Corp. *	42,302	3,852,443
Hims & Hers Health, Inc. *	487,971	3,103,496
ICU Medical, Inc. *	78,971	12,556,389
Inari Medical, Inc. *	133,382	9,250,042
Innovage Holding Corp. *(a)	68,680	252,056
Inogen, Inc. *	80,584	2,307,120
Inspire Medical Systems, Inc. *	108,483	20,773,410
Integer Holdings Corp. *	129,955	8,196,262
Integra LifeSciences Holdings Corp. *	280,478	13,381,605
Invitae Corp. *	831,839	2,528,791
iRhythm Technologies, Inc. *	117,179	17,278,044
Lantheus Holdings, Inc. *	269,745	21,255,906
LeMaitre Vascular, Inc.	75,762	3,741,128
LHC Group, Inc. *	121,946	19,690,621
LifeStance Health Group, Inc. *	164,080	1,032,063
LivaNova plc *	209,844	11,803,725
Meridian Bioscience, Inc. *	170,737	5,564,319
Merit Medical Systems, Inc. *	200,738	11,889,712
Mesa Laboratories, Inc.	20,567	3,514,078
ModivCare, Inc. *	48,389	5,241,496
Multiplan Corp. *	953,078	3,354,835
National HealthCare Corp.	53,333	3,703,977
National Research Corp.	53,564	1,827,068
Neogen Corp. *(a)	423,226	8,845,423
Nevro Corp. *	138,176	6,262,136
NextGen Healthcare, Inc. *	221,411	3,794,984
NuVasive, Inc. *	204,003	8,672,167
Omnicell, Inc. *	173,797	17,777,695
OPKO Health, Inc. *	1,602,765	3,494,028
Option Care Health, Inc. *	587,458	18,187,700
OraSure Technologies, Inc. *	291,005	1,190,210
Orthofix Medical, Inc. *	78,232	1,556,817
OrthoPediatrics Corp. *	56,541	2,775,598
Outset Medical, Inc. *	163,472	2,989,903
Owens & Minor, Inc.	299,653	8,842,760
Paragon 28, Inc. *(a)	29,515	517,988
Patterson Cos., Inc.	341,996	9,538,268
Pediatrix Medical Group, Inc. *	339,249	6,045,417
PetIQ, Inc. *	106,037	990,386
Phreesia, Inc. *	203,214	5,214,471
Premier, Inc., Class A	463,138	16,320,983
Privia Health Group, Inc. *	106,431	4,234,889
PROCEPT BioRobotics Corp. *	28,044	1,135,221
Progyny, Inc. *	278,056	11,180,632
Pulmonx Corp. *	139,334	2,559,566
QuidelOrtho Corp. *	196,351	15,562,780
R1 RCM, Inc. *	528,080	11,538,548
RadNet, Inc. *	183,445	3,685,410
Schrodinger, Inc. *	184,832	5,071,790
SeaSpine Holdings Corp. *	127,515	816,096
Select Medical Holdings Corp.	406,165	10,414,071
Sema4 Holdings Corp. *	1,009,849	1,030,046
Semler Scientific, Inc. *	18,971	867,164
Senseonics Holdings, Inc. *(a)	1,684,279	2,998,017
Sharecare, Inc. *	1,177,878	2,155,517
Shockwave Medical, Inc. *	140,604	41,739,703
SI-BONE, Inc. *	108,237	1,785,910
Sight Sciences, Inc. *	40,307	280,940
Signify Health, Inc., Class A *	96,511	2,692,657
Silk Road Medical, Inc. *	137,875	5,491,561
Simulations Plus, Inc.	61,934	3,719,137
SmileDirectClub, Inc. *(a)	406,416	463,314
STAAR Surgical Co. *	188,054	17,788,028
Surgery Partners, Inc. *	141,695	3,900,863

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Surmodics, Inc. *	54,629	1,840,451
Tabula Rasa HealthCare, Inc. *	92,599	449,105
Tactile Systems Technology, Inc. *	77,126	636,289
Tandem Diabetes Care, Inc. *	251,696	11,512,575
Tenet Healthcare Corp. *	423,285	23,915,602
The Ensign Group, Inc.	206,843	17,643,708
The Joint Corp. *	58,095	1,059,653
The Pennant Group, Inc. *	107,777	1,688,866
TransMedics Group, Inc. *	109,826	5,714,247
Treace Medical Concepts, Inc. *	47,910	959,637
US Physical Therapy, Inc.	51,209	4,230,375
Vapotherm, Inc. *	89,140	173,823
Varex Imaging Corp. *	155,399	3,277,365
Vicarious Surgical, Inc. *(a)	147,478	550,093
ViewRay, Inc. *	605,416	2,070,523
Zimvie, Inc. *	82,593	1,257,065
		924,727,692

Household & Personal Products 0.8%
BellRing Brands, Inc. *	484,522	11,478,326
Central Garden & Pet Co. *	38,514	1,537,479
Central Garden & Pet Co., Class A *	155,647	5,877,231
Coty, Inc., Class A *	1,353,298	10,163,268
Edgewell Personal Care Co.	207,745	8,093,745
elf Beauty, Inc. *	188,302	7,179,955
Energizer Holdings, Inc.	257,742	7,242,550
Herbalife Nutrition Ltd. *	374,688	9,775,610
Inter Parfums, Inc.	70,216	5,513,360
Medifast, Inc.	45,289	5,682,864
Nu Skin Enterprises, Inc., Class A	196,826	8,058,057
Spectrum Brands Holdings, Inc.	160,313	10,098,116
The Beauty Health Co. *	380,718	4,416,329
The Honest Co., Inc. *	101,994	368,198
USANA Health Sciences, Inc. *	45,444	2,932,047
WD-40 Co.	53,681	10,154,298
		108,571,433

Insurance 2.6%
Ambac Financial Group, Inc. *	177,885	2,684,285
American Equity Investment Life Holding Co.	303,559	11,535,242
AMERISAFE, Inc.	75,618	3,616,053
Argo Group International Holdings Ltd.	136,456	2,678,631
Assured Guaranty Ltd.	251,738	12,856,260
Axis Capital Holdings Ltd.	305,031	16,212,398
Brighthouse Financial, Inc. *	294,667	14,011,416
BRP Group, Inc., Class A *	218,154	6,850,036
CNO Financial Group, Inc.	455,437	8,384,595
eHealth, Inc. *	97,220	622,208
Employers Holdings, Inc.	108,496	4,248,703
Enstar Group Ltd. *	47,871	9,059,587
First American Financial Corp.	422,036	22,578,926
Genworth Financial, Inc., Class A *	2,004,951	8,460,893
Goosehead Insurance, Inc., Class A *	79,907	4,155,164
Hagerty, Inc., Class A *	108,018	1,213,042
Hippo Holdings, Inc. *	1,490,991	1,446,261
Horace Mann Educators Corp.	162,908	5,827,219
James River Group Holdings Ltd.	146,620	3,483,691
Kemper Corp.	235,507	10,833,322
Kinsale Capital Group, Inc.	84,601	21,453,122
Lemonade, Inc. *(a)	164,908	3,647,767
MBIA, Inc. *	186,315	2,196,654
Mercury General Corp.	104,466	3,332,465
National Western Life Group, Inc., Class A	8,853	1,684,814
SECURITY	NUMBER OF SHARES	VALUE ($)
Oscar Health, Inc., Class A *	154,481	1,024,209
Palomar Holdings, Inc. *	93,926	7,447,393
Primerica, Inc.	151,277	19,174,360
ProAssurance Corp.	211,398	4,521,803
RLI Corp.	156,782	17,208,392
Root, Inc., Class A *	25,097	310,952
Ryan Specialty Group Holdings, Inc., Class A *	230,034	9,744,240
Safety Insurance Group, Inc.	55,162	4,967,338
Selective Insurance Group, Inc.	237,407	18,854,864
Selectquote, Inc. *	498,168	552,967
SiriusPoint Ltd. *	338,793	1,514,405
Stewart Information Services Corp.	105,797	5,357,560
The Hanover Insurance Group, Inc.	140,019	18,117,058
Trupanion, Inc. *	136,276	9,618,360
United Fire Group, Inc.	85,343	2,511,645
Unum Group	789,831	29,895,103
White Mountains Insurance Group Ltd.	11,722	16,059,140
		349,952,543

Materials 4.7%
5E Advanced Materials, Inc. *	108,016	1,620,240
AdvanSix, Inc.	110,488	4,006,295
Alcoa Corp.	725,053	35,875,622
Amyris, Inc. *(a)	792,742	2,330,662
Arconic Corp. *	415,587	10,476,948
Ashland, Inc.	199,292	20,279,954
ATI, Inc. *	488,420	14,618,411
Avient Corp.	359,627	15,762,451
Balchem Corp.	126,098	16,622,238
Cabot Corp.	221,785	15,961,867
Carpenter Technology Corp.	189,731	6,445,162
Century Aluminum Co. *	202,667	1,564,589
Chase Corp.	29,278	2,581,149
Clearwater Paper Corp. *	66,449	2,826,741
Coeur Mining, Inc. *	1,104,562	3,048,591
Commercial Metals Co.	477,565	19,346,158
Compass Minerals International, Inc.	134,059	5,428,049
Danimer Scientific, Inc. *(a)	335,990	1,495,156
Diversey Holdings Ltd. *	188,321	1,154,408
Eagle Materials, Inc.	155,283	18,574,953
Ecovyst, Inc. *	211,730	1,956,385
Element Solutions, Inc.	857,186	16,003,663
Gatos Silver, Inc. *(a)	178,460	542,518
GCP Applied Technologies, Inc. *	212,659	6,681,746
Glatfelter Corp.	177,643	865,121
Graphic Packaging Holding Co.	1,115,639	24,845,281
Greif, Inc., Class A	104,640	7,016,112
Greif, Inc., Class B	23,208	1,514,786
H.B. Fuller Co.	208,454	13,520,326
Hawkins, Inc.	74,348	2,849,015
Hecla Mining Co.	2,122,745	8,363,615
Huntsman Corp.	783,191	21,945,012
Ingevity Corp. *	152,079	10,666,821
Innospec, Inc.	97,439	9,106,649
Kaiser Aluminum Corp.	62,256	4,467,491
Koppers Holdings, Inc.	84,070	1,919,318
Kronos Worldwide, Inc.	85,384	1,099,746
Livent Corp. *	635,094	20,437,325
Louisiana-Pacific Corp.	322,301	17,478,383
Materion Corp.	80,816	6,975,229
Mativ Holdings, Inc.	214,970	5,077,591
McEwen Mining, Inc. *	153,462	471,128
Mercer International, Inc.	159,190	2,582,062
Minerals Technologies, Inc.	129,740	7,558,652
MP Materials Corp. *	292,655	10,239,998

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Myers Industries, Inc.	141,698	2,737,605
NewMarket Corp.	26,624	7,646,679
O-I Glass, Inc. *	615,275	8,004,728
Olin Corp.	545,072	29,793,636
Orion Engineered Carbons S.A.	237,820	4,009,645
Pactiv Evergreen, Inc.	167,364	1,857,740
Piedmont Lithium, Inc. *	70,628	4,318,902
PureCycle Technologies, Inc. *(a)	404,464	3,692,756
Quaker Chemical Corp.	52,892	9,220,133
Ranpak Holdings Corp. *	160,401	848,521
Resolute Forest Products, Inc. *	180,165	3,650,143
Schnitzer Steel Industries, Inc., Class A	100,807	3,330,663
Sensient Technologies Corp.	165,096	13,153,198
Silgan Holdings, Inc.	330,772	15,066,665
Stepan Co.	83,504	8,703,622
Summit Materials, Inc., Class A *	463,661	13,177,246
SunCoke Energy, Inc.	330,247	2,176,328
Sylvamo Corp.	138,778	6,167,294
The Chemours Co.	611,229	20,616,754
TimkenSteel Corp. *	162,379	2,490,894
TriMas Corp.	166,179	4,573,246
Trinseo plc	142,475	3,779,862
Tronox Holdings plc, Class A	451,760	6,609,249
United States Lime & Minerals, Inc.	8,150	837,739
United States Steel Corp.	1,024,018	23,419,292
Valhi, Inc.	9,039	315,823
Valvoline, Inc.	700,112	20,352,256
Warrior Met Coal, Inc.	203,195	6,613,997
Worthington Industries, Inc.	126,109	6,430,298
Zymergen, Inc. *(a)	62,614	148,395
		637,946,926

Media & Entertainment 2.3%
AdTheorent Holding Co., Inc. *	191,568	505,740
Advantage Solutions, Inc. *	388,554	1,414,337
AMC Networks, Inc., Class A *	117,223	3,140,404
Angi, Inc. *	294,796	1,196,872
Bumble, Inc., Class A *	285,625	7,154,906
Cardlytics, Inc. *	134,914	1,786,261
Cargurus, Inc. *	346,893	6,486,899
Cars.com, Inc. *	257,256	3,280,014
Cinemark Holdings, Inc. *	420,596	5,921,992
Clear Channel Outdoor Holdings, Inc. *	1,864,584	2,983,334
Eventbrite, Inc., Class A *	316,073	2,247,279
fuboTV, Inc. *(a)	727,113	2,632,149
Gannett Co., Inc. *	569,370	1,320,938
Gray Television, Inc.	349,538	6,676,176
iHeartMedia, Inc., Class A *	436,305	3,861,299
Integral Ad Science Holding Corp. *	59,656	485,003
John Wiley & Sons, Inc., Class A	174,999	8,055,204
Liberty Media Corp. - Liberty Braves, Class A *	40,401	1,135,268
Liberty Media Corp. - Liberty Braves, Class C *	147,779	4,040,278
Lions Gate Entertainment Corp., Class A *	241,135	2,375,180
Lions Gate Entertainment Corp., Class B *	480,330	4,481,479
Loyalty Ventures, Inc. *	77,584	163,702
Madison Square Garden Entertainment Corp. *	99,571	5,532,165
Madison Square Garden Sports Corp. *	67,418	10,805,083
Magnite, Inc. *	453,868	3,417,626
SECURITY	NUMBER OF SHARES	VALUE ($)
MediaAlpha, Inc., Class A *	87,130	727,536
Nexstar Media Group, Inc., Class A	158,842	30,389,651
Nextdoor Holdings, Inc. *	379,950	1,208,241
QuinStreet, Inc. *	199,467	2,395,599
Scholastic Corp.	120,129	5,515,122
Shutterstock, Inc.	91,032	5,044,083
Sinclair Broadcast Group, Inc., Class A	172,849	3,818,234
Skillz, Inc. *	1,040,691	1,384,119
Society Pass, Inc. *	32,223	60,901
System1, Inc. *(a)	62,927	695,343
TechTarget, Inc. *	104,465	6,779,779
TEGNA, Inc.	869,435	18,605,909
The E.W. Scripps Co., Class A *	227,678	3,403,786
The New York Times Co., Class A	655,469	19,985,250
TripAdvisor, Inc. *	394,857	9,397,597
Vimeo, Inc. *	616,794	3,651,420
Warner Music Group Corp., Class A	453,669	12,144,719
WideOpenWest, Inc. *	207,262	3,689,264
World Wrestling Entertainment, Inc., Class A	169,962	11,559,116
Yelp, Inc. *	262,541	8,971,026
Ziff Davis, Inc. *	185,573	14,341,081
ZipRecruiter, Inc., Class A *	47,432	791,166
ZoomInfo Technologies, Inc. *	1,189,585	54,030,951
		309,689,481

Pharmaceuticals, Biotechnology & Life Sciences 7.5%
2seventy bio, Inc. *	148,827	2,192,222
4D Molecular Therapeutics, Inc. *	99,593	782,801
Absci Corp. *(a)	50,278	169,437
ACADIA Pharmaceuticals, Inc. *	465,458	7,647,475
Adagio Therapeutics, Inc. *(a)	72,563	330,887
Adaptive Biotechnologies Corp. *	434,939	3,879,656
Aerie Pharmaceuticals, Inc. *	190,313	2,873,726
Agenus, Inc. *	982,608	2,653,042
Agios Pharmaceuticals, Inc. *	215,484	5,494,842
Akero Therapeutics, Inc. *	90,728	1,066,054
Akoya Biosciences, Inc. *	27,627	314,948
Alector, Inc. *	233,050	2,412,067
Aligos Therapeutics, Inc. *	72,116	90,145
Alkermes plc *	641,255	15,178,506
Allakos, Inc. *	146,623	711,122
Allogene Therapeutics, Inc. *	296,424	4,063,973
Allovir, Inc. *	114,138	857,176
ALX Oncology Holdings, Inc. *	84,104	1,093,352
Amicus Therapeutics, Inc. *	989,830	11,115,791
Amneal Pharmaceuticals, Inc. *	393,420	853,721
Amphastar Pharmaceuticals, Inc. *	148,118	4,384,293
Amylyx Pharmaceuticals, Inc. *	41,823	1,055,612
AnaptysBio, Inc. *	76,694	1,780,835
Anavex Life Sciences Corp. *	304,807	2,923,099
Anika Therapeutics, Inc. *	56,854	1,284,900
Annexon, Inc. *	99,568	585,460
Apellis Pharmaceuticals, Inc. *	355,971	21,539,805
Applied Molecular Transport, Inc. *	62,978	93,207
Arcellx, Inc. *	35,234	633,155
Arcturus Therapeutics Holdings, Inc. *	85,978	1,207,131
Arcus Biosciences, Inc. *	183,648	4,422,244
Arcutis Biotherapeutics, Inc. *	140,667	3,790,976
Arrowhead Pharmaceuticals, Inc. *	414,900	16,475,679
Arvinas, Inc. *	170,928	7,237,091
Atara Biotherapeutics, Inc. *	362,293	1,452,795
Atea Pharmaceuticals, Inc. *	207,178	1,553,835
Avid Bioservices, Inc. *	243,218	4,188,214
Avidity Biosciences, Inc. *	180,024	3,532,071
Axsome Therapeutics, Inc. *	121,120	7,727,456

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Azenta, Inc.	294,904	15,544,390
Beam Therapeutics, Inc. *	182,740	9,977,604
Berkeley Lights, Inc. *	169,285	621,276
BioAtla, Inc. *	71,276	620,814
BioCryst Pharmaceuticals, Inc. *	728,784	10,130,098
Biohaven Pharmaceutical Holding Co., Ltd. *	248,343	37,090,027
Bionano Genomics, Inc. *(a)	1,144,354	2,837,998
Bioxcel Therapeutics, Inc. *(a)	73,451	1,004,810
Blueprint Medicines Corp. *	234,249	17,151,712
Bridgebio Pharma, Inc. *	424,690	4,459,245
C4 Therapeutics, Inc. *	145,859	1,470,259
Cara Therapeutics, Inc. *	165,760	1,710,643
CareDx, Inc. *	209,199	4,098,208
Caribou Biosciences, Inc. *	82,663	815,884
Cassava Sciences, Inc. *(a)	147,274	3,789,360
Catalyst Pharmaceuticals, Inc. *	374,337	5,068,523
Celldex Therapeutics, Inc. *	183,753	5,586,091
Century Therapeutics, Inc. *(a)	45,116	474,620
Cerevel Therapeutics Holdings, Inc. *	221,126	6,434,767
ChemoCentryx, Inc. *	195,711	9,977,347
Chimerix, Inc. *	271,637	597,601
CinCor Pharma, Inc. *	70,018	2,364,508
Clene, Inc. *(a)	79,783	236,158
Clovis Oncology, Inc. *(a)	558,856	625,919
Codexis, Inc. *	231,483	1,622,696
Coherus Biosciences, Inc. *	250,953	2,805,655
Collegium Pharmaceutical, Inc. *	133,950	2,354,841
Corcept Therapeutics, Inc. *	375,749	9,701,839
Crinetics Pharmaceuticals, Inc. *	174,423	3,293,106
CRISPR Therapeutics AG *	280,370	18,249,283
Cullinan Oncology, Inc. *	96,224	1,297,099
Cytek Biosciences, Inc. *	59,236	690,099
Cytokinetics, Inc. *	336,818	17,837,881
Day One Biopharmaceuticals, Inc. *	82,338	1,934,120
Deciphera Pharmaceuticals, Inc. *	186,322	3,024,006
Denali Therapeutics, Inc. *	367,941	10,180,927
Design Therapeutics, Inc. *	47,607	964,518
DICE Therapeutics, Inc. *	48,606	763,114
Dynavax Technologies Corp. *	459,980	5,275,971
Dyne Therapeutics, Inc. *	95,853	939,359
Eagle Pharmaceuticals, Inc. *	43,817	1,435,883
Edgewise Therapeutics, Inc. *	44,283	446,373
Editas Medicine, Inc. *	270,485	3,976,129
Emergent BioSolutions, Inc. *	176,494	4,239,386
Enanta Pharmaceuticals, Inc. *	72,403	4,407,895
Entrada Therapeutics, Inc. *(a)	38,432	485,396
EQRx, Inc. *(a)	880,489	4,305,591
Erasca, Inc. *	75,782	683,554
Evelo Biosciences, Inc. *(a)	105,847	231,805
Exelixis, Inc. *	1,260,223	22,356,356
Fate Therapeutics, Inc. *	324,198	8,474,536
FibroGen, Inc. *	339,614	4,224,798
Finch Therapeutics Group, Inc. *	31,894	68,891
Forma Therapeutics Holdings, Inc. *	125,588	1,682,879
G1 Therapeutics, Inc. *(a)	142,146	2,062,538
Generation Bio Co. *	171,461	877,880
Global Blood Therapeutics, Inc. *	233,026	15,822,465
Gossamer Bio, Inc. *	206,139	2,875,639
GreenLight Biosciences Holdings PBC *(a)	231,687	657,991
Halozyme Therapeutics, Inc. *	542,119	22,080,507
Harmony Biosciences Holdings, Inc. *	90,613	3,978,817
Heron Therapeutics, Inc. *	403,479	1,650,229
HilleVax, Inc. *	45,530	542,262
Humacyte, Inc. *(a)	237,950	868,517
Humanigen, Inc. *	208,419	46,519
IGM Biosciences, Inc. *	32,942	639,404
SECURITY	NUMBER OF SHARES	VALUE ($)
ImmunityBio, Inc. *(a)	262,355	1,049,420
ImmunoGen, Inc. *	787,525	4,575,520
Immunovant, Inc. *	169,030	870,504
Inhibrx, Inc. *	83,003	1,472,473
Innoviva, Inc. *	245,472	3,230,411
Inovio Pharmaceuticals, Inc. *	905,072	2,072,615
Insmed, Inc. *	469,101	11,549,267
Instil Bio, Inc. *	65,079	338,411
Intellia Therapeutics, Inc. *	277,638	16,674,938
Intra-Cellular Therapies, Inc. *	341,353	17,156,402
Ionis Pharmaceuticals, Inc. *	557,259	23,694,653
Iovance Biotherapeutics, Inc. *	537,238	5,759,191
Ironwood Pharmaceuticals, Inc. *	602,603	6,484,008
iTeos Therapeutics, Inc. *	79,926	1,772,759
Karuna Therapeutics, Inc. *	100,994	25,759,530
Keros Therapeutics, Inc. *	53,618	1,896,469
Kinnate Biopharma, Inc. *	62,770	908,910
Kodiak Sciences, Inc. *	134,646	1,347,806
Kronos Bio, Inc. *	159,205	636,820
Krystal Biotech, Inc. *	82,602	5,791,226
Kura Oncology, Inc. *	262,293	3,635,381
Kymera Therapeutics, Inc. *	140,301	3,966,309
Lexicon Pharmaceuticals, Inc. *	277,878	764,164
Ligand Pharmaceuticals, Inc. *	66,413	6,135,897
Lyell Immunopharma, Inc. *(a)	94,344	632,105
MacroGenics, Inc. *	211,980	841,561
Madrigal Pharmaceuticals, Inc. *	48,215	3,477,266
MannKind Corp. *	991,070	3,617,405
Maravai LifeSciences Holdings, Inc., Class A *	429,747	8,968,820
Medpace Holdings, Inc. *	105,878	15,628,652
Mersana Therapeutics, Inc. *	360,027	2,700,202
MiMedx Group, Inc. *	329,486	1,163,086
Mirati Therapeutics, Inc. *	196,556	15,926,933
Monte Rosa Therapeutics, Inc. *(a)	47,517	376,335
Morphic Holding, Inc. *	107,104	2,947,502
Myovant Sciences Ltd. *	174,863	2,988,409
Myriad Genetics, Inc. *	314,998	7,037,055
NanoString Technologies, Inc. *	181,260	2,457,886
Natera, Inc. *	351,573	17,318,486
Nektar Therapeutics *	727,917	2,867,993
NeoGenomics, Inc. *	488,037	4,904,772
NGM Biopharmaceuticals, Inc. *	150,126	2,118,278
Nkarta, Inc. *	113,251	1,629,682
Nurix Therapeutics, Inc. *	158,154	2,487,762
Nuvation Bio, Inc. *	456,282	1,277,590
Ocugen, Inc. *(a)	851,397	2,196,604
Olema Pharmaceuticals, Inc. *	115,875	457,706
Omeros Corp. *(a)	249,284	1,004,615
Organogenesis Holdings, Inc. *	245,203	880,279
ORIC Pharmaceuticals, Inc. *	122,340	423,296
Pacific Biosciences of California, Inc. *	883,023	5,174,515
Pacira BioSciences, Inc. *	178,456	9,365,371
Pardes Biosciences, Inc. *	108,216	379,838
Passage Bio, Inc. *	136,599	275,930
Perrigo Co., plc	528,877	19,790,577
Personalis, Inc. *	138,067	457,002
Phathom Pharmaceuticals, Inc. *(a)	60,903	520,112
Phibro Animal Health Corp., Class A	79,104	1,171,530
Pliant Therapeutics, Inc. *	128,095	2,469,672
PMV Pharmaceuticals, Inc. *	107,490	1,496,261
Poseida Therapeutics, Inc. *	115,831	383,401
Praxis Precision Medicines, Inc. *	138,581	432,373
Precigen, Inc. *	369,540	816,683
Precision BioSciences, Inc. *	191,334	308,048
Prelude Therapeutics, Inc. *	49,488	356,314
Prestige Consumer Healthcare, Inc. *	197,689	9,999,110
Prometheus Biosciences, Inc. *	41,918	2,192,731

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Protagonist Therapeutics, Inc. *	178,330	1,555,038
Prothena Corp. plc *	141,163	3,891,864
PTC Therapeutics, Inc. *	280,554	14,010,867
Quanterix Corp. *	132,633	1,240,119
Quince Therapeutics, Inc. *(a)	65,741	115,704
RAPT Therapeutics, Inc. *	77,216	2,062,439
Reata Pharmaceuticals, Inc., Class A *	108,018	2,582,710
Recursion Pharmaceuticals, Inc., Class A *	103,482	1,087,596
REGENXBIO, Inc. *	149,779	4,418,480
Relay Therapeutics, Inc. *	303,366	6,968,317
Replimune Group, Inc. *	115,865	2,208,387
Revance Therapeutics, Inc. *	262,813	5,229,979
REVOLUTION Medicines, Inc. *	289,062	6,021,161
Rhythm Pharmaceuticals, Inc. *	155,361	3,511,159
Rocket Pharmaceuticals, Inc. *	181,842	2,802,185
Roivant Sciences Ltd. *	376,471	1,340,237
Rubius Therapeutics, Inc. *	160,797	112,558
Sage Therapeutics, Inc. *	204,125	7,687,347
Sana Biotechnology, Inc. *(a)	325,122	2,214,081
Sangamo Therapeutics, Inc. *	475,654	2,568,532
Scholar Rock Holding Corp. *	103,261	861,197
Science 37 Holdings, Inc. *	198,317	313,341
Seer, Inc. *	141,482	1,428,968
Seres Therapeutics, Inc. *	257,114	1,321,566
Shattuck Labs, Inc. *	109,207	354,923
Silverback Therapeutics, Inc. *	85,396	464,554
SomaLogic, Inc. *	559,606	2,059,350
Sorrento Therapeutics, Inc. *	1,526,894	3,130,133
Sotera Health Co. *	387,744	6,556,751
SpringWorks Therapeutics, Inc. *	103,324	2,869,307
Stoke Therapeutics, Inc. *	89,834	1,352,900
Supernus Pharmaceuticals, Inc. *	210,064	7,190,491
Syndax Pharmaceuticals, Inc. *	191,666	4,525,234
Tarsus Pharmaceuticals, Inc. *	45,962	706,896
Taysha Gene Therapies, Inc. *	97,762	308,928
TCR2 Therapeutics, Inc. *	132,251	359,723
TG Therapeutics, Inc. *	528,521	3,768,355
Theravance Biopharma, Inc. *	213,945	1,927,644
Travere Therapeutics, Inc. *	210,380	5,629,769
Twist Bioscience Corp. *	221,726	8,895,647
Tyra Biosciences, Inc. *(a)	41,224	272,491
Ultragenyx Pharmaceutical, Inc. *	275,105	13,119,757
uniQure N.V. *	143,846	2,810,751
United Therapeutics Corp. *	178,057	40,351,277
Vanda Pharmaceuticals, Inc. *	221,355	2,341,936
Vaxart, Inc. *(a)	496,409	1,538,868
Vaxcyte, Inc. *	138,997	3,636,161
VBI Vaccines, Inc. *	981,418	878,958
Ventyx Biosciences, Inc. *(a)	38,728	790,051
Veracyte, Inc. *	279,874	5,709,430
Vericel Corp. *	184,497	4,603,200
Verve Therapeutics, Inc. *	89,845	3,446,454
Vir Biotechnology, Inc. *	292,167	6,938,966
Vor BioPharma, Inc. *	40,456	207,539
Xencor, Inc. *	233,833	6,170,853
Y-mAbs Therapeutics, Inc. *	134,865	2,168,629
Zentalis Pharmaceuticals, Inc. *	190,504	5,107,412
		1,017,603,419

Real Estate 6.7%
Acadia Realty Trust	372,756	5,938,003
Agree Realty Corp.	295,448	22,253,143
Alexander & Baldwin, Inc.	286,060	5,357,904
Alexander's, Inc.	8,524	2,019,336
American Assets Trust, Inc.	207,471	5,759,395
Anywhere Real Estate, Inc. *	465,271	4,545,698
SECURITY	NUMBER OF SHARES	VALUE ($)
Apple Hospitality REIT, Inc.	837,621	13,326,550
Armada Hoffler Properties, Inc.	264,794	3,476,745
Brandywine Realty Trust	671,790	5,394,474
Brixmor Property Group, Inc.	1,177,051	25,283,055
Broadstone Net Lease, Inc.	666,067	12,748,522
CareTrust REIT, Inc.	381,124	8,209,411
Centerspace	60,104	4,530,639
Chatham Lodging Trust *	191,658	2,330,561
City Office REIT, Inc.	170,526	1,969,575
Community Healthcare Trust, Inc.	92,569	3,414,870
Corporate Office Properties Trust	441,236	11,401,538
Cousins Properties, Inc.	584,283	15,687,999
Cushman & Wakefield plc *	593,892	8,884,624
DiamondRock Hospitality Co. *	829,064	7,237,729
DigitalBridge Group, Inc. *	588,549	10,476,168
Diversified Healthcare Trust	941,761	1,374,971
Doma Holdings, Inc. *(a)	669,201	403,595
Douglas Emmett, Inc.	689,832	13,465,521
Easterly Government Properties, Inc.	357,072	6,409,442
EastGroup Properties, Inc.	163,707	27,016,566
Empire State Realty Trust, Inc., Class A	535,576	3,732,965
EPR Properties	294,921	12,826,114
Equity Commonwealth *	443,389	11,665,565
Essential Properties Realty Trust, Inc.	544,721	12,332,483
eXp World Holdings, Inc.	265,271	3,429,954
First Industrial Realty Trust, Inc.	519,026	26,304,238
Forestar Group, Inc. *	69,405	863,398
Four Corners Property Trust, Inc.	316,022	8,497,832
Franklin Street Properties Corp.	366,129	1,028,822
FRP Holdings, Inc. *	25,107	1,444,155
Getty Realty Corp.	160,499	4,827,810
Gladstone Commercial Corp.	151,981	2,898,278
Global Medical REIT, Inc.	242,934	2,633,405
Global Net Lease, Inc.	408,510	5,625,183
Highwoods Properties, Inc.	413,858	12,585,422
Hudson Pacific Properties, Inc.	571,109	7,544,350
Independence Realty Trust, Inc.	869,068	16,903,373
Industrial Logistics Properties Trust	254,968	1,909,710
Innovative Industrial Properties, Inc.	109,901	10,080,120
InvenTrust Properties Corp.	264,711	6,951,311
iStar, Inc.	323,950	4,460,791
JBG SMITH Properties	426,909	9,379,191
Kennedy-Wilson Holdings, Inc.	470,151	8,255,852
Kite Realty Group Trust	861,645	16,681,447
Life Storage, Inc.	331,503	42,183,757
LTC Properties, Inc.	155,037	6,959,611
LXP Industrial Trust	1,128,656	11,354,279
Marcus & Millichap, Inc.	95,994	3,588,256
National Health Investors, Inc.	180,228	11,806,736
National Storage Affiliates Trust	330,853	16,714,694
Newmark Group, Inc., Class A	603,983	6,190,826
NexPoint Residential Trust, Inc.	91,150	4,814,543
Offerpad Solutions, Inc. *(a)	285,758	434,352
Office Properties Income Trust	189,061	3,321,802
One Liberty Properties, Inc.	64,094	1,547,870
Orion Office REIT, Inc.	221,520	2,186,402
Outfront Media, Inc.	572,866	10,139,728
Paramount Group, Inc.	648,034	4,490,876
Park Hotels & Resorts, Inc.	918,074	12,853,036
Pebblebrook Hotel Trust	514,768	9,070,212
Physicians Realty Trust	884,719	14,739,418
Piedmont Office Realty Trust, Inc., Class A	485,974	5,724,774
PotlatchDeltic Corp.	273,012	12,673,217
Rayonier, Inc.	574,863	20,419,134
RE/MAX Holdings, Inc., Class A	74,731	1,700,878
Redfin Corp. *	420,558	3,444,370

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Retail Opportunity Investments Corp.	488,419	8,181,018
Rexford Industrial Realty, Inc.	647,901	40,305,921
RLJ Lodging Trust	654,919	7,898,323
RPT Realty	335,533	3,231,183
Ryman Hospitality Properties, Inc. *	216,859	17,830,147
Sabra Health Care REIT, Inc.	906,780	13,574,497
Safehold, Inc.	60,376	2,296,099
Saul Centers, Inc.	51,518	2,281,732
Seritage Growth Properties, Class A *	144,008	1,805,860
Service Properties Trust	649,558	4,442,977
SITE Centers Corp.	713,339	9,244,873
SL Green Realty Corp.	252,571	11,156,061
Spirit Realty Capital, Inc.	528,142	21,574,601
STAG Industrial, Inc.	704,161	21,688,159
Summit Hotel Properties, Inc.	418,775	3,291,571
Sunstone Hotel Investors, Inc. *	845,557	9,208,116
Tanger Factory Outlet Centers, Inc.	409,805	6,319,193
Tejon Ranch Co. *	96,107	1,514,646
Terreno Realty Corp.	296,903	18,108,114
The Howard Hughes Corp. *	151,597	9,646,117
The Macerich Co.	841,606	8,054,169
The Necessity Retail REIT, Inc.	521,756	3,892,300
The RMR Group, Inc., Class A	60,752	1,581,982
The St. Joe Co.	130,219	4,974,366
UMH Properties, Inc.	197,662	3,565,822
Uniti Group, Inc.	933,663	8,767,096
Universal Health Realty Income Trust	50,343	2,561,955
Urban Edge Properties	433,498	6,818,924
Urstadt Biddle Properties, Inc., Class A	127,063	2,124,493
Veris Residential, Inc. *	315,884	4,245,481
Washington Real Estate Investment Trust	343,711	6,740,173
WeWork, Inc., Class A *(a)	827,344	3,392,110
Xenia Hotels & Resorts, Inc. *	448,067	7,106,343
		905,560,996

Retailing 3.2%
1-800-Flowers.com, Inc., Class A *	106,240	922,163
Abercrombie & Fitch Co., Class A *	197,520	2,842,313
Academy Sports & Outdoors, Inc.	335,318	14,445,499
American Eagle Outfitters, Inc.	606,926	6,833,987
America's Car-Mart, Inc. *	23,614	1,903,525
Arko Corp.	253,950	2,420,144
Asbury Automotive Group, Inc. *	87,074	15,192,672
AutoNation, Inc. *	139,881	17,429,173
BARK, Inc. *	318,560	739,059
Bed Bath & Beyond, Inc. *(a)	313,319	2,985,930
Big Lots, Inc.	112,785	2,319,987
Boot Barn Holdings, Inc. *	117,325	7,816,192
Boxed, Inc. *	189,943	201,340
Caleres, Inc.	148,768	3,796,559
Camping World Holdings, Inc., Class A (a)	150,195	4,523,873
CarParts.com, Inc. *	184,798	1,197,491
Chewy, Inc., Class A *(a)	355,979	12,220,759
Chico's FAS, Inc. *	492,261	2,796,042
Conn's, Inc. *	60,114	577,696
ContextLogic, Inc., Class A *	1,357,005	1,764,107
Designer Brands, Inc., Class A	237,917	4,058,864
Dick's Sporting Goods, Inc.	228,147	24,267,996
Dillard's, Inc., Class A	14,552	4,310,885
Foot Locker, Inc.	328,943	12,118,260
Franchise Group, Inc.	106,374	3,605,015
Funko, Inc., Class A *	107,128	2,385,741
Genesco, Inc. *	50,816	2,875,169
Group 1 Automotive, Inc.	65,107	11,627,459
SECURITY	NUMBER OF SHARES	VALUE ($)
Groupon, Inc. *(a)	83,697	829,437
GrowGeneration Corp. *	215,606	1,024,129
Guess?, Inc. (a)	141,192	2,466,624
Haverty Furniture Cos., Inc.	56,450	1,513,989
Hibbett, Inc.	48,018	2,813,855
Kohl's Corp.	506,464	14,393,707
Lands' End, Inc. *	48,972	676,793
Leslie's, Inc. *	540,143	7,659,228
Liquidity Services, Inc. *	105,396	1,843,376
Lithia Motors, Inc.	113,614	30,157,700
LL Flooring Holdings, Inc. *	117,244	954,366
Macy's, Inc.	1,119,776	19,394,520
MarineMax, Inc. *	84,546	3,072,402
Monro, Inc.	131,658	6,097,082
Murphy USA, Inc.	87,467	25,380,299
National Vision Holdings, Inc. *	319,340	10,611,668
Nordstrom, Inc.	437,522	7,486,001
Ollie's Bargain Outlet Holdings, Inc. *	228,904	12,660,680
Overstock.com, Inc. *	167,609	4,374,595
Party City Holdco, Inc. *	435,111	857,169
Penske Automotive Group, Inc.	116,440	13,729,440
Petco Health & Wellness Co., Inc. *	320,267	4,778,384
PetMed Express, Inc.	82,982	1,706,940
Porch Group, Inc. *	297,085	638,733
Quotient Technology, Inc. *	354,417	659,216
Qurate Retail, Inc., Class A	1,345,972	4,172,513
Qurate Retail, Inc., Class B	4,939	54,724
Rent the Runway, Inc., Class A *(a)	71,793	319,479
Rent-A-Center, Inc.	211,744	5,471,465
Revolve Group, Inc. *	159,293	3,741,793
Sally Beauty Holdings, Inc. *	420,688	6,259,837
Shift Technologies, Inc. *(a)	244,744	208,032
Shoe Carnival, Inc.	66,360	1,578,704
Signet Jewelers Ltd.	185,925	12,153,917
Sleep Number Corp. *	87,346	3,618,745
Sonic Automotive, Inc., Class A	76,884	4,089,460
Sportsman's Warehouse Holdings, Inc. *	173,731	1,382,899
Stitch Fix, Inc., Class A *	325,822	1,635,626
The Aaron's Co., Inc.	122,598	1,458,916
The Buckle, Inc.	115,835	3,739,154
The Children's Place, Inc. *	50,801	2,142,786
The Container Store Group, Inc. *	129,476	877,847
The ODP Corp. *	172,087	6,152,110
The RealReal, Inc. *	327,967	701,849
Torrid Holdings, Inc. *(a)	42,841	240,338
Urban Outfitters, Inc. *	250,602	5,044,618
Victoria's Secret & Co. *	267,350	8,940,184
Vivid Seats, Inc., Class A (a)	90,674	733,553
Volta, Inc. *(a)	518,904	1,110,455
Vroom, Inc. *(a)	512,584	835,512
Warby Parker, Inc., Class A *(a)	42,653	536,148
Winmark Corp.	11,470	2,367,064
Xometry, Inc., Class A *	37,984	1,861,596
Zumiez, Inc. *	64,182	1,666,165
		427,053,722

Semiconductors & Semiconductor Equipment 2.6%
ACM Research, Inc., Class A *	145,351	2,454,978
Allegro MicroSystems, Inc. *	217,208	5,065,291
Ambarella, Inc. *	149,839	10,171,071
Amkor Technology, Inc.	395,315	7,957,691
Axcelis Technologies, Inc. *	130,101	8,708,961
CEVA, Inc. *	90,856	2,659,355
Cirrus Logic, Inc. *	225,184	17,269,361
Cohu, Inc. *	191,166	5,128,984

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Credo Technology Group Holding Ltd. *	80,539	1,110,633
Diodes, Inc. *	177,515	12,633,743
FormFactor, Inc. *	306,650	8,978,712
Ichor Holdings Ltd. *	112,106	3,443,896
Impinj, Inc. *	76,850	6,861,168
Kulicke & Soffa Industries, Inc.	232,868	9,789,771
Lattice Semiconductor Corp. *	540,693	29,143,353
MACOM Technology Solutions Holdings, Inc. *	192,279	10,604,187
MaxLinear, Inc. *	279,212	10,032,087
MKS Instruments, Inc.	224,606	22,373,004
Navitas Semiconductor Corp. *(a)	305,633	1,806,291
Onto Innovation, Inc. *	194,967	13,840,707
PDF Solutions, Inc. *	116,637	3,076,884
Photronics, Inc. *	241,856	4,063,181
Power Integrations, Inc.	228,851	16,369,712
Rambus, Inc. *	432,474	11,153,504
Rigetti Computing, Inc., Class A *(a)	278,318	1,107,706
Semtech Corp. *	249,281	11,514,289
Silicon Laboratories, Inc. *	143,820	18,024,961
SiTime Corp. *	61,206	6,512,930
SkyWater Technology, Inc. *(a)	27,341	355,433
SMART Global Holdings, Inc. *	186,181	3,416,421
Synaptics, Inc. *	155,852	18,018,050
Ultra Clean Holdings, Inc. *	177,031	5,181,697
Veeco Instruments, Inc. *	200,573	4,240,113
Wolfspeed, Inc. *	486,013	55,147,895
		348,216,020

Software & Services 6.5%
8x8, Inc. *	464,562	2,420,368
A10 Networks, Inc.	228,999	3,183,086
ACI Worldwide, Inc. *	451,972	10,711,736
Agilysys, Inc. *	76,932	3,982,770
Alarm.com Holdings, Inc. *	180,930	12,049,938
Altair Engineering, Inc., Class A *	204,783	10,650,764
Alteryx, Inc., Class A *	238,032	14,834,154
Amplitude, Inc., Class A *	100,079	1,516,197
Appfolio, Inc., Class A *	79,078	8,016,928
Appian Corp. *	160,446	7,524,917
Asana, Inc., Class A *	328,501	6,290,794
Avaya Holdings Corp. *(a)	328,360	522,092
AvePoint, Inc. *(a)	341,030	1,596,020
AvidXchange Holdings, Inc. *	103,588	806,951
BigCommerce Holdings, Inc. *	236,073	3,935,337
Blackbaud, Inc. *	179,206	9,372,474
Blackline, Inc. *	211,800	14,389,692
Blend Labs, Inc., Class A *(a)	80,749	254,359
Box, Inc., Class A *	563,009	14,497,482
Braze, Inc., Class A *(a)	39,606	1,630,975
BTRS Holdings, Inc., Class A *	301,123	2,035,591
C3.ai, Inc., Class A *	282,719	5,088,942
Cantaloupe, Inc. *	231,522	1,474,795
Cass Information Systems, Inc.	45,235	1,659,220
CCC Intelligent Solutions Holdings, Inc. *	242,603	2,319,285
Cerence, Inc. *	153,713	3,075,797
ChannelAdvisor Corp. *	118,755	1,792,013
Cipher Mining, Inc. *	160,857	323,323
Clear Secure, Inc., Class A *	54,856	1,258,397
Clearwater Analytics Holdings, Inc., Class A *	153,498	2,363,869
CommVault Systems, Inc. *	175,184	9,510,739
Conduent, Inc. *	649,775	2,657,580
Confluent, Inc., Class A *	459,643	12,575,832
Consensus Cloud Solutions, Inc. *	63,133	3,178,747
SECURITY	NUMBER OF SHARES	VALUE ($)
Core Scientific, Inc., Class A *(a)	922,719	2,029,982
Couchbase, Inc. *	34,233	567,925
CS Disco, Inc. *	50,712	699,826
CSG Systems International, Inc.	122,541	7,088,997
Cvent Holding Corp. *(a)	265,607	1,343,971
Cyxtera Technologies, Inc. *(a)	140,556	891,125
Dave, Inc. *	646,846	333,126
Digital Turbine, Inc. *	346,427	6,398,507
DigitalOcean Holdings, Inc. *	66,828	2,812,791
Dolby Laboratories, Inc., Class A	254,795	18,661,186
Domo, Inc., Class B *	120,103	2,313,184
Dropbox, Inc., Class A *	1,052,602	22,515,157
Duck Creek Technologies, Inc. *	295,370	3,514,903
E2open Parent Holdings, Inc. *	696,851	4,787,366
Ebix, Inc.	94,172	2,450,355
Embark Technology, Inc. *(a)	38,790	352,989
Enfusion, Inc., Class A *	75,240	932,224
Envestnet, Inc. *	216,635	11,345,175
Everbridge, Inc. *	155,344	6,179,584
EverCommerce, Inc. *	78,224	910,527
EVERTEC, Inc.	255,979	8,600,894
Evo Payments, Inc., Class A *	187,362	6,242,902
ExlService Holdings, Inc. *	130,789	21,934,623
Expensify, Inc., Class A *	36,438	660,621
Fastly, Inc., Class A *	434,597	4,063,482
Flywire Corp. *	44,183	1,098,389
Freshworks, Inc., Class A *	417,249	5,678,759
Gitlab, Inc., Class A *	143,771	8,607,570
Grid Dynamics Holdings, Inc. *	184,212	3,722,925
HashiCorp, Inc., Class A *(a)	124,543	4,402,595
Informatica, Inc., Class A *	121,081	2,672,258
Intapp, Inc. *	43,292	627,301
InterDigital, Inc.	121,660	6,102,466
International Money Express, Inc. *	130,430	2,921,632
IronNet, Inc. *(a)	179,315	362,216
Jamf Holding Corp. *	215,532	5,161,991
Kaltura, Inc. *	57,958	140,838
Kyndryl Holdings, Inc. *	704,346	7,339,285
Latch, Inc. *	347,445	371,766
LivePerson, Inc. *	271,896	3,153,994
LiveRamp Holdings, Inc. *	268,162	5,323,016
Mandiant, Inc. *	944,328	21,587,338
Manhattan Associates, Inc. *	247,956	35,026,265
Marathon Digital Holdings, Inc. *(a)	417,611	4,948,690
Marqeta, Inc., Class A *	1,427,630	11,121,238
Matterport, Inc. *(a)	839,508	3,870,132
Maximus, Inc.	241,574	14,636,969
MeridianLink, Inc. *	53,184	923,806
MicroStrategy, Inc., Class A *(a)	36,787	8,518,398
Model N, Inc. *	131,693	3,937,621
Momentive Global, Inc. *	510,375	3,618,559
MoneyGram International, Inc. *	377,049	3,883,605
N-Able, Inc. *	266,755	2,656,880
nCino, Inc. *	224,243	7,072,624
NCR Corp. *	536,214	16,649,445
New Relic, Inc. *	233,733	14,189,930
NextNav, Inc. *(a)	61,291	207,776
Nutanix, Inc., Class A *	866,155	14,984,482
ON24, Inc. *	34,265	307,014
OneSpan, Inc. *	134,888	1,552,561
Pagerduty, Inc. *	308,378	8,030,163
Paya Holdings, Inc. *	330,334	2,071,194
Paycor HCM, Inc. *	123,789	3,667,868
Payoneer Global, Inc. *	770,228	5,098,909
Perficient, Inc. *	135,993	10,621,053
Ping Identity Holding Corp. *	240,721	6,773,889
Progress Software Corp.	172,282	8,291,933
PROS Holdings, Inc. *	159,521	3,326,013

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Q2 Holdings, Inc. *	225,227	8,946,016
Qualtrics International, Inc., Class A *	407,331	4,989,805
Qualys, Inc. *	131,323	19,947,964
Rackspace Technology, Inc. *	245,157	1,093,400
Rapid7, Inc. *	229,178	13,177,735
Repay Holdings Corp. *	300,058	2,787,539
Riot Blockchain, Inc. *(a)	429,622	3,080,390
Sabre Corp. *	1,285,224	9,240,761
Samsara, Inc., Class A *(a)	267,886	3,983,465
SentinelOne, Inc., Class A *	730,785	19,957,738
Shift4 Payments, Inc., Class A *	211,181	9,564,388
Smartsheet, Inc., Class A *	505,624	16,822,110
SolarWinds Corp. *	175,734	1,593,907
SoundHound AI, Inc., Class A *	435,258	1,240,485
Sprout Social, Inc., Class A *	183,011	10,987,980
SPS Commerce, Inc. *	142,002	17,341,284
Squarespace, Inc., Class A *	112,004	2,352,084
Sumo Logic, Inc. *	359,567	3,156,998
Switch, Inc., Class A	543,558	18,453,794
Telos Corp. *	212,234	2,101,117
Tenable Holdings, Inc. *	369,679	14,642,985
Teradata Corp. *	411,841	13,549,569
Toast, Inc., Class A *	958,542	18,145,200
TTEC Holdings, Inc.	71,998	3,769,095
Tucows, Inc., Class A *	37,212	1,748,592
Unisys Corp. *	264,948	2,466,666
Upland Software, Inc. *	105,567	1,105,287
Varonis Systems, Inc. *	430,363	11,770,428
Verint Systems, Inc. *	253,971	12,315,054
Verra Mobility Corp. *	502,943	8,016,911
Workiva, Inc. *	189,263	12,849,065
Xperi Holding Corp.	407,593	6,484,805
Yext, Inc. *	462,481	2,058,040
Zuora, Inc., Class A *	474,880	3,647,078
		873,781,677

Technology Hardware & Equipment 3.7%
3D Systems Corp. *	512,665	5,193,296
908 Devices, Inc. *	66,324	1,336,429
ADTRAN Holdings, Inc.	302,717	7,035,143
Advanced Energy Industries, Inc.	147,423	13,237,111
Aeva Technologies, Inc. *(a)	361,014	1,111,923
AEye, Inc. *(a)	410,509	632,184
Avid Technology, Inc. *	140,024	3,829,656
Avnet, Inc.	384,280	16,866,049
Badger Meter, Inc.	115,060	10,895,031
Belden, Inc.	173,616	11,368,376
Benchmark Electronics, Inc.	138,659	3,806,190
Calix, Inc. *	218,679	12,869,259
Casa Systems, Inc. *	149,712	580,883
Cepton, Inc. *	93,331	164,263
CommScope Holding Co., Inc. *	813,856	9,196,573
Comtech Telecommunications Corp.	105,698	1,193,330
Corsair Gaming, Inc. *(a)	130,212	2,003,963
CTS Corp.	126,329	5,346,243
Diebold Nixdorf, Inc. *	283,228	985,633
ePlus, Inc. *	105,873	4,988,736
Evolv Technologies Holdings, Inc. *	209,693	476,003
Extreme Networks, Inc. *	513,914	7,364,388
Fabrinet *	144,738	14,884,856
FARO Technologies, Inc. *	72,061	2,417,647
Harmonic, Inc. *	408,715	4,602,131
II-VI, Inc. *	507,301	23,959,826
Infinera Corp. *	851,056	4,663,787
Inseego Corp. *(a)	323,359	873,069
Insight Enterprises, Inc. *	137,947	12,569,731
IonQ, Inc. *(a)	459,863	2,731,586
SECURITY	NUMBER OF SHARES	VALUE ($)
Itron, Inc. *	177,741	8,456,917
Kimball Electronics, Inc. *	97,235	2,094,442
Knowles Corp. *	359,713	5,449,652
Lightwave Logic, Inc. *(a)	405,626	3,232,839
Littelfuse, Inc.	97,213	23,060,868
Lumentum Holdings, Inc. *	271,194	22,658,259
Methode Electronics, Inc.	145,218	5,875,520
MicroVision, Inc. *(a)	651,236	3,151,982
Mirion Technologies, Inc. *	404,942	3,065,411
Napco Security Technologies, Inc. *	113,564	3,368,308
National Instruments Corp.	515,598	20,500,176
NETGEAR, Inc. *	112,469	2,653,144
NetScout Systems, Inc. *	290,507	9,220,692
nLight, Inc. *	176,184	2,200,538
Novanta, Inc. *	140,357	18,764,327
OSI Systems, Inc. *	62,373	5,196,918
Ouster, Inc. *(a)	283,325	424,988
PAR Technology Corp. *	100,863	3,550,378
PC Connection, Inc.	43,787	2,175,338
Plexus Corp. *	108,944	10,211,321
Pure Storage, Inc., Class A *	1,103,134	31,957,792
Ribbon Communications, Inc. *	476,159	1,671,318
Rogers Corp. *	73,668	18,455,307
Sanmina Corp. *	239,392	11,615,300
ScanSource, Inc. *	99,061	2,869,797
SmartRent, Inc. *(a)	349,198	1,127,910
Super Micro Computer, Inc. *	175,636	11,430,391
TD SYNNEX Corp.	162,558	15,651,084
TTM Technologies, Inc. *	397,441	6,251,747
Velodyne Lidar, Inc. *	409,958	512,447
ViaSat, Inc. *	292,985	11,127,570
Viavi Solutions, Inc. *	896,382	12,621,059
Vishay Intertechnology, Inc.	517,766	10,184,457
Vontier Corp.	633,292	13,881,761
Xerox Holdings Corp.	467,719	7,773,490
		499,626,743

Telecommunication Services 0.7%
Anterix, Inc. *	71,846	3,049,863
ATN International, Inc.	42,645	1,997,918
Bandwidth, Inc., Class A *	90,887	1,408,748
Charge Enterprises, Inc. *(a)	568,186	1,380,692
Cogent Communications Holdings, Inc.	167,671	8,928,481
Consolidated Communications Holdings, Inc. *	288,586	1,656,484
EchoStar Corp., Class A *	146,832	2,703,177
Frontier Communications Parent, Inc. *	818,916	21,095,276
Globalstar, Inc. *	2,612,795	5,225,590
Gogo, Inc. *	267,335	3,972,598
IDT Corp., Class B *	68,603	1,754,179
Iridium Communications, Inc. *	502,492	22,305,620
Liberty Latin America Ltd., Class A *	158,448	1,109,136
Liberty Latin America Ltd., Class C *	603,182	4,204,178
Radius Global Infrastructure, Inc., Class A *	281,383	3,874,644
Shenandoah Telecommunications Co.	195,972	4,368,216
Starry Group Holdings, Inc., Class A *	390,236	878,031
Telephone and Data Systems, Inc.	388,501	6,320,911
United States Cellular Corp. *	57,135	1,633,490
		97,867,232

Transportation 2.0%
Air Transport Services Group, Inc. *	228,441	6,882,927
Allegiant Travel Co. *	59,627	5,754,005

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
ArcBest Corp.	95,966	7,728,142
Atlas Air Worldwide Holdings, Inc. *	103,210	10,312,743
Avis Budget Group, Inc. *	134,712	22,548,095
Bird Global, Inc., Class A *	550,660	233,975
Daseke, Inc. *	236,374	1,432,426
Forward Air Corp.	105,739	10,260,913
Frontier Group Holdings, Inc. *(a)	119,855	1,546,130
GXO Logistics, Inc. *	399,291	17,720,535
Hawaiian Holdings, Inc. *	201,133	3,014,984
Heartland Express, Inc.	181,926	2,756,179
Hub Group, Inc., Class A *	133,491	10,653,917
JetBlue Airways Corp. *	1,261,674	9,828,440
Joby Aviation, Inc. *(a)	1,051,672	5,573,862
Kirby Corp. *	237,147	15,903,078
Knight-Swift Transportation Holdings, Inc.	643,081	32,482,021
Landstar System, Inc.	146,011	21,409,593
Marten Transport Ltd.	232,660	4,608,995
Matson, Inc.	159,076	11,717,538
Ryder System, Inc.	201,191	15,379,040
Saia, Inc. *	103,842	21,477,641
Schneider National, Inc., Class B	138,412	3,164,098
SkyWest, Inc. *	199,130	4,239,478
Spirit Airlines, Inc. *	427,571	9,697,310
Sun Country Airlines Holdings, Inc. *	122,873	2,447,630
TuSimple Holdings, Inc., Class A *	139,344	1,001,883
Universal Logistics Holdings, Inc.	29,778	1,087,195
Werner Enterprises, Inc.	232,297	9,243,098
Wheels Up Experience, Inc. *	698,552	1,306,292
		271,412,163

Utilities 2.7%
ALLETE, Inc.	224,020	13,257,504
Altus Power, Inc. *(a)	158,834	1,664,580
American States Water Co.	145,282	12,054,048
Avista Corp.	284,644	11,565,086
Black Hills Corp.	254,580	19,215,698
California Water Service Group	211,221	12,362,765
Chesapeake Utilities Corp.	69,722	8,805,889
Clearway Energy, Inc., Class A	136,357	4,701,589
Clearway Energy, Inc., Class C	321,721	11,935,849
Hawaiian Electric Industries, Inc.	430,390	16,836,857
IDACORP, Inc.	198,722	21,708,391
MGE Energy, Inc.	142,068	10,942,077
Middlesex Water Co.	68,943	6,120,070
Montauk Renewables, Inc. *	249,037	4,420,407
National Fuel Gas Co.	359,546	25,624,844
New Jersey Resources Corp.	378,357	16,700,678
Northwest Natural Holding Co.	134,493	6,403,212
NorthWestern Corp.	212,893	11,279,071
ONE Gas, Inc.	212,346	16,620,321
SECURITY	NUMBER OF SHARES	VALUE ($)
Ormat Technologies, Inc.	176,401	16,489,966
Otter Tail Corp.	163,560	12,355,322
PNM Resources, Inc.	337,673	16,015,830
Portland General Electric Co.	350,981	18,135,188
SJW Group	109,434	7,036,606
South Jersey Industries, Inc.	481,547	16,300,366
Southwest Gas Holdings, Inc.	262,858	20,463,495
Spire, Inc.	204,732	14,308,720
Sunnova Energy International, Inc. *	374,518	9,445,344
The York Water Co.	56,224	2,472,169
Unitil Corp.	62,509	3,256,094
		368,498,036
Total Common Stocks (Cost $13,296,185,900)		13,523,376,071

SHORT-TERM INVESTMENTS 1.5% OF NET ASSETS

Money Market Funds 1.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.25% (b)	16,091,030	16,091,030
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.25% (b)(c)	187,483,707	187,483,707
		203,574,737
Total Short-Term Investments (Cost $203,574,737)		203,574,737
Total Investments in Securities (Cost $13,499,760,637)		13,726,950,808

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
Russell 2000 Index, e-mini, expires 09/16/22	121	11,159,830	(807,916)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $180,053,101.
(b)	The rate shown is the 7-day yield.
(c)	Security purchased with cash collateral received for securities on loan.

REIT —	Real Estate Investment Trust

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings  as of August 31, 2022 (continued)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$13,523,376,071	$—	$—	$13,523,376,071
Short-Term Investments[1]	203,574,737	—	—	203,574,737
Liabilities
Futures Contracts[2]	(807,916)	—	—	(807,916)
Total	$13,726,142,892	$—	$—	$13,726,142,892

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Statement of Assets and Liabilities

As of August 31, 2022
Assets
Investments in securities, at value - unaffiliated (cost $13,499,760,637) including securities on loan of $180,053,101		$13,726,950,808
Cash		122,391
Deposit with broker for futures contracts		1,595,000
Receivables:
Dividends		11,337,927
Fund shares sold		6,312,628
Income from securities on loan	+	1,501,249
Total assets		13,747,820,003
Liabilities
Collateral held for securities on loan		187,483,708
Payables:
Investments bought		21,148,909
Management fees		483,103
Variation margin on futures contracts	+	112,136
Total liabilities		209,227,856
Net assets		$13,538,592,147
Net Assets by Source
Capital received from investors		$14,168,926,300
Total distributable loss	+	(630,334,153)
Net assets		$13,538,592,147

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$13,538,592,147		321,700,000		$42.08

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Statement of Operations

For the period September 1, 2021 through August 31, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $122,107)		$178,409,902
Securities on loan, net	+	14,379,912
Total investment income		192,789,814
Expenses
Management fees		6,224,917
Proxy fees[1]	+	331,314
Total expenses	–	6,556,231
Net investment income		186,233,583
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(231,685,018)
Net realized gains on sales of in-kind redemptions - unaffiliated		1,495,597,592
Net realized losses on futures contracts	+	(6,426,921)
Net realized gains		1,257,485,653
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(4,547,459,426)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(1,214,003)
Net change in unrealized appreciation (depreciation)	+	(4,548,673,429)
Net realized and unrealized losses		(3,291,187,776)
Decrease in net assets resulting from operations		($3,104,954,193)

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Small-Cap ETF
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	9/1/21-8/31/22		9/1/20-8/31/21
Net investment income		$186,233,583	$164,802,192
Net realized gains		1,257,485,653	637,334,901
Net change in unrealized appreciation (depreciation)	+	(4,548,673,429)	4,068,739,570
Increase (decrease) in net assets resulting from operations		($3,104,954,193)	$4,870,876,663
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($200,176,110)	($151,607,245)

TRANSACTIONS IN FUND SHARES1
	9/1/21-8/31/22			9/1/20-8/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		69,550,000	$3,368,413,273	76,000,000	$3,343,950,196
Shares redeemed	+	(68,450,000)	(3,146,749,074)	(37,400,000)	(1,485,539,714)
Net transactions in fund shares		1,100,000	$221,664,199	38,600,000	$1,858,410,482
SHARES OUTSTANDING AND NET ASSETS1
	9/1/21-8/31/22			9/1/20-8/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		320,600,000	$16,622,058,251	282,000,000	$10,044,378,351
Total increase (decrease)	+	1,100,000	(3,083,466,104)	38,600,000	6,577,679,900
End of period		321,700,000	$13,538,592,147	320,600,000	$16,622,058,251

[1]	For the period ended August 31, 2022, and the prior report period, transactions in fund shares have been retroactively adjusted to reflect a 2-for-1 share split effective after market close on March 10, 2022. The retroactive adjustment of the share split does not change the transaction in fund share values (see financial note 12 for additional information).

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Dividend Equity ETF
Financial Statements
FINANCIAL HIGHLIGHTS
	9/1/21– 8/31/22	9/1/20– 8/31/21	9/1/19– 8/31/20	9/1/18– 8/31/19	9/1/17– 8/31/18
Per-Share Data
Net asset value at beginning of period	$77.66	$57.31	$53.30	$52.71	$45.83
Income (loss) from investment operations:
Net investment income (loss)[1]	2.53	2.27	1.87	1.66	1.49
Net realized and unrealized gains (losses)	(5.38)	20.27	3.98	0.48	6.75
Total from investment operations	(2.85)	22.54	5.85	2.14	8.24
Less distributions:
Distributions from net investment income	(2.43)	(2.19)	(1.84)	(1.55)	(1.36)
Net asset value at end of period	$72.38	$77.66	$57.31	$53.30	$52.71
Total return	(3.74%)	40.15%	11.46%	4.18%	18.21%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.06% [2]	0.06%	0.06%	0.06% [3]	0.07%
Net investment income (loss)	3.31%	3.27%	3.48%	3.23%	2.99%
Portfolio turnover rate[4]	14%	46%	43%	24%	23%
Net assets, end of period (x 1,000,000)	$37,095	$27,955	$12,694	$9,821	$8,093

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
[3]	Effective March 11, 2019, the annual operating expense ratio was reduced. The ratio presented for the period ended 8/31/19 is a blended ratio.
[4]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Dividend Equity ETF
Portfolio Holdings  as of August 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.7% OF NET ASSETS

Banks 8.9%
1st Source Corp.	222,672	10,507,892
Bank of Hawaii Corp.	524,613	40,930,306
Bank OZK	1,579,151	64,002,990
Banner Corp.	445,962	27,096,651
Cathay General Bancorp	986,995	41,394,570
City Holding Co.	197,518	16,791,005
Comerica, Inc.	1,705,022	136,913,267
CVB Financial Corp.	1,765,211	46,319,137
Federal Agricultural Mortgage Corp., Class C	119,981	13,106,724
Fifth Third Bancorp	8,920,768	304,644,227
First Commonwealth Financial Corp.	1,226,494	16,533,139
First Horizon Corp.	6,966,844	157,590,011
Heritage Financial Corp.	459,109	11,932,243
Huntington Bancshares, Inc.	18,757,793	251,354,426
International Bancshares Corp.	695,472	29,022,047
KeyCorp	12,118,274	214,372,267
M&T Bank Corp.	2,337,928	424,988,552
Northwest Bancshares, Inc.	1,650,265	23,219,229
Premier Financial Corp.	475,002	12,834,554
Radian Group, Inc.	2,340,257	49,402,825
Regions Financial Corp.	12,290,016	266,324,647
S&T Bancorp, Inc.	514,827	15,259,472
Stock Yards Bancorp, Inc.	319,673	21,181,533
Synovus Financial Corp.	1,892,185	75,990,150
U.S. Bancorp	17,618,386	803,574,585
Webster Financial Corp.	2,345,961	110,377,465
Zions Bancorp NA	1,978,155	108,857,870
		3,294,521,784

Capital Goods 11.1%
3M Co.	7,450,796	926,506,483
Cummins, Inc.	1,858,165	400,192,996
Fastenal Co.	7,509,008	377,928,373
Illinois Tool Works, Inc.	3,726,487	726,031,462
Lockheed Martin Corp.	3,162,050	1,328,408,825
McGrath RentCorp	316,236	26,728,267
MSC Industrial Direct Co., Inc., Class A	615,026	48,716,209
Snap-on, Inc.	697,193	151,890,467
Watsco, Inc.	430,871	117,209,838
		4,103,612,920

Commercial & Professional Services 0.2%
HNI Corp.	567,237	18,151,584
Insperity, Inc.	464,927	50,686,342
		68,837,926

SECURITY	NUMBER OF SHARES	VALUE ($)
Consumer Durables & Apparel 0.9%
Ethan Allen Interiors, Inc.	287,272	6,828,455
Hasbro, Inc.	1,691,742	133,343,104
Leggett & Platt, Inc.	1,738,535	66,446,808
Sturm Ruger & Co., Inc.	229,722	12,002,975
Whirlpool Corp.	769,863	120,560,546
		339,181,888

Consumer Services 0.3%
H&R Block, Inc.	2,145,902	96,565,590

Diversified Financials 6.1%
BlackRock, Inc.	1,860,193	1,239,614,013
Cohen & Steers, Inc.	327,409	23,370,454
Evercore, Inc., Class A	508,410	47,632,933
Federated Hermes, Inc.	1,264,529	43,069,858
Franklin Resources, Inc.	3,669,745	95,670,252
Janus Henderson Group plc	2,203,346	51,558,296
Jefferies Financial Group, Inc.	2,524,450	81,009,601
Lazard Ltd., Class A	1,470,438	53,450,421
Northern Trust Corp.	2,710,584	257,749,433
T. Rowe Price Group, Inc.	2,990,268	358,832,160
		2,251,957,421

Energy 5.1%
EOG Resources, Inc.	7,633,287	925,917,713
ONEOK, Inc.	5,817,902	356,230,140
Valero Energy Corp.	5,333,811	624,695,944
		1,906,843,797

Food, Beverage & Tobacco 13.1%
Altria Group, Inc.	23,785,845	1,073,217,326
Flowers Foods, Inc.	2,594,135	70,819,886
Kellogg Co.	3,337,603	242,777,242
PepsiCo, Inc.	9,559,231	1,646,768,723
The Coca-Cola Co.	25,190,919	1,554,531,612
Tyson Foods, Inc., Class A	3,815,408	287,605,455
		4,875,720,244

Household & Personal Products 1.5%
Kimberly-Clark Corp.	4,394,016	560,324,920

Insurance 5.3%
Cincinnati Financial Corp.	1,955,064	189,563,006
Employers Holdings, Inc.	364,970	14,292,225
Fidelity National Financial, Inc.	3,712,101	145,143,149
First American Financial Corp.	1,432,002	76,612,107
Mercury General Corp.	346,546	11,054,817
Principal Financial Group, Inc.	3,169,529	236,953,988
Prudential Financial, Inc.	4,931,536	472,194,572
Safety Insurance Group, Inc.	185,826	16,733,631

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Dividend Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
The Allstate Corp.	3,660,774	441,123,267
The Hartford Financial Services Group, Inc.	4,369,179	280,981,902
Unum Group	2,668,033	100,985,049
		1,985,637,713

Materials 3.1%
Amcor plc	19,749,001	237,185,502
International Paper Co.	5,052,287	210,276,185
LyondellBasell Industries N.V., Class A	3,429,844	284,677,052
Newmont Corp.	10,403,597	430,292,772
		1,162,431,511

Media & Entertainment 1.4%
Omnicom Group, Inc.	2,726,633	182,411,748
Paramount Global, Class B	7,915,360	185,140,270
The Interpublic Group of Cos., Inc.	5,135,473	141,944,474
		509,496,492

Pharmaceuticals, Biotechnology & Life Sciences 11.9%
Amgen, Inc.	6,453,714	1,550,827,474
Merck & Co., Inc.	17,705,194	1,511,315,360
Pfizer, Inc.	29,628,975	1,340,118,539
		4,402,261,373

Retailing 5.6%
American Eagle Outfitters, Inc.	2,003,871	22,563,588
Best Buy Co., Inc.	2,824,583	199,669,772
Genuine Parts Co.	1,858,176	289,894,038
PetMed Express, Inc.	272,460	5,604,502
The Buckle, Inc.	383,312	12,373,311
The Home Depot, Inc.	5,324,690	1,535,747,090
		2,065,852,301

Semiconductors & Semiconductor Equipment 8.0%
Broadcom, Inc.	2,802,205	1,398,608,538
Texas Instruments, Inc.	9,580,093	1,582,727,164
		2,981,335,702

Software & Services 9.1%
Automatic Data Processing, Inc.	5,480,072	1,339,384,398
International Business Machines Corp.	11,249,427	1,444,988,898
SECURITY	NUMBER OF SHARES	VALUE ($)
Paychex, Inc.	4,188,868	516,654,979
The Western Union Co.	5,140,822	76,186,982
		3,377,215,257

Technology Hardware & Equipment 4.2%
Cisco Systems, Inc.	35,268,491	1,577,206,918

Telecommunication Services 3.5%
Verizon Communications, Inc.	30,732,501	1,284,925,867

Utilities 0.4%
NRG Energy, Inc.	3,194,541	131,870,652
Total Common Stocks (Cost $36,270,091,371)		36,975,800,276

SHORT-TERM INVESTMENTS 0.0% OF NET ASSETS

Money Market Funds 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.25% (a)	4,430,268	4,430,268
Total Short-Term Investments (Cost $4,430,268)		4,430,268
Total Investments in Securities (Cost $36,274,521,639)		36,980,230,544

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
DJIA CBOT, e-mini, expires 09/16/22	455	71,735,300	(3,603,543)
S&P Mid-Cap 400 Index, e-mini, expires 09/16/22	73	17,741,190	(839,019)
Net Unrealized Depreciation			(4,442,562)

(a)	The rate shown is the 7-day yield.

CBOT —	Chicago Board of Trade

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Dividend Equity ETF
Portfolio Holdings  as of August 31, 2022 (continued)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$36,975,800,276	$—	$—	$36,975,800,276
Short-Term Investments[1]	4,430,268	—	—	4,430,268
Liabilities
Futures Contracts[2]	(4,442,562)	—	—	(4,442,562)
Total	$36,975,787,982	$—	$—	$36,975,787,982

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Dividend Equity ETF
Statement of Assets and Liabilities

As of August 31, 2022
Assets
Investments in securities, at value - unaffiliated (cost $36,274,521,639)		$36,980,230,544
Deposit with broker for futures contracts		5,406,000
Receivables:
Dividends		111,260,707
Fund shares sold		91,130,702
Investments sold	+	36,034,474
Total assets		37,224,062,427
Liabilities
Payables:
Investments bought		90,799,454
Fund shares redeemed		36,189,768
Management fees		1,940,819
Variation margin on futures contracts	+	620,860
Total liabilities		129,550,901
Net assets		$37,094,511,526
Net Assets by Source
Capital received from investors		$37,229,735,464
Total distributable loss	+	(135,223,938)
Net assets		$37,094,511,526

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$37,094,511,526		512,500,000		$72.38

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Dividend Equity ETF
Statement of Operations

For the period September 1, 2021 through August 31, 2022
Investment Income
Dividends received from securities - unaffiliated		$1,109,272,490
Securities on loan, net	+	155,637
Total investment income		1,109,428,127
Expenses
Management fees		19,770,077
Proxy fees[1]	+	211,699
Total expenses	–	19,981,776
Net investment income		1,089,446,351
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(400,014,772)
Net realized gains on sales of in-kind redemptions - unaffiliated		1,304,367,202
Net realized losses on futures contracts	+	(3,414,050)
Net realized gains		900,938,380
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(3,624,747,637)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(6,104,672)
Net change in unrealized appreciation (depreciation)	+	(3,630,852,309)
Net realized and unrealized losses		(2,729,913,929)
Decrease in net assets resulting from operations		($1,640,467,578)

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Dividend Equity ETF
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	9/1/21-8/31/22		9/1/20-8/31/21
Net investment income		$1,089,446,351	$648,504,321
Net realized gains		900,938,380	2,020,600,263
Net change in unrealized appreciation (depreciation)	+	(3,630,852,309)	3,440,614,748
Increase (decrease) in net assets resulting from operations		($1,640,467,578)	$6,109,719,332
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($1,019,575,010)	($601,978,825)

TRANSACTIONS IN FUND SHARES
	9/1/21-8/31/22			9/1/20-8/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		219,600,000	$16,965,868,871	216,000,000	$15,237,717,398
Shares redeemed	+	(67,050,000)	(5,166,046,729)	(77,550,000)	(5,484,560,831)
Net transactions in fund shares		152,550,000	$11,799,822,142	138,450,000	$9,753,156,567
SHARES OUTSTANDING AND NET ASSETS
	9/1/21-8/31/22			9/1/20-8/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		359,950,000	$27,954,731,972	221,500,000	$12,693,834,898
Total increase	+	152,550,000	9,139,779,554	138,450,000	15,260,897,074
End of period		512,500,000	$37,094,511,526	359,950,000	$27,954,731,972

Schwab U.S. Equity ETFs  |  Annual Report
See financial notes

Schwab U.S. Equity ETFs
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Strategic Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the operational funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB STRATEGIC TRUST (ORGANIZED JANUARY 27, 2009)
Schwab U.S. Broad Market ETF	Schwab Short-Term U.S. Treasury ETF
Schwab 1000 Index ETF	Schwab Intermediate-Term U.S. Treasury ETF
Schwab U.S. Large-Cap ETF	Schwab Long-Term U.S. Treasury ETF
Schwab U.S. Large-Cap Growth ETF	Schwab U.S. Aggregate Bond ETF
Schwab U.S. Large-Cap Value ETF	Schwab 1-5 Year Corporate Bond ETF
Schwab U.S. Mid-Cap ETF	Schwab 5-10 Year Corporate Bond ETF
Schwab U.S. Small-Cap ETF	Schwab Fundamental U.S. Broad Market Index ETF
Schwab U.S. Dividend Equity ETF	Schwab Fundamental U.S. Large Company Index ETF
Schwab U.S. REIT ETF	Schwab Fundamental U.S. Small Company Index ETF
Schwab International Dividend Equity ETF	Schwab Fundamental International Large Company Index ETF
Schwab International Equity ETF	Schwab Fundamental International Small Company Index ETF
Schwab International Small-Cap Equity ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
Schwab Emerging Markets Equity ETF	Schwab Ariel ESG ETF
Schwab U.S. TIPS ETF	Schwab Crypto Thematic ETF
The funds issue and redeem shares at their net asset value per share (NAV) only in large blocks of shares (Creation Units). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutional investors who have entered into an authorized participant agreement purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the funds are not redeemable securities.
Individual shares of the funds trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). A chart showing the frequency at which each fund’s daily closing market price was at a discount or premium to each fund’s NAV can be found at www.schwabassetmanagement.com.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds may invest in certain mutual funds and exchange-traded funds (ETFs) which are referred to as “underlying funds”. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and available on the SEC’s website at www.sec.gov.
(a) Security Valuation:
Under procedures approved by the funds’ Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Mutual funds: Mutual funds are valued at their respective NAVs.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, mutual funds and futures contracts. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the underlying securities held by an underlying fund.
•   Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of August 31, 2022 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their value may change daily.
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank.  Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating pursuant to Rule 2a-7 under the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement.  Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate fair value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agent start at 9% of gross lending revenue, with subsequent breakpoints to a low of 5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by the investment adviser or any of its affiliates.
As of August 31, 2022, Schwab U.S. Broad Market ETF, Schwab 1000 Index ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF, Schwab U.S. Large-Cap Value ETF, Schwab U.S. Mid-Cap ETF and Schwab U.S. Small-Cap ETF had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of August 31, 2022 are disclosed in each fund’s Portfolio Holdings and Statement of Assets and Liabilities.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends, in the form of cash or non-cash income such as in the form of additional securities, and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the date the ex-dividend date is confirmed. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(e) Expenses:
Pursuant to the Amended and Restated Advisory Agreement (Advisory Agreement) between the investment adviser and the trust, the investment adviser will pay the operating expenses of each fund, excluding taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund. The Advisory Agreement excludes paying acquired fund fees and expenses, which are indirect expenses incurred by a fund through its investments in underlying funds.
(f) Distributions to Shareholders:
The funds make distributions from net investment income, if any, quarterly and from net realized capital gains, if any, once a year. To receive a distribution, you must be a registered shareholder on the record date. Distributions are paid to shareholders on the payable date.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Style Risk. The funds are index funds. Therefore, each fund follows the securities included in its respective index during upturns as well as downturns. Because of their indexing strategies, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the funds’ expenses, the funds’ performance may be below that of their respective index. Errors relating to the index may occur from time to time and may not be identified by the index provided for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for a fund.
Schwab U.S. Dividend Equity ETF primarily invests in dividend paying stocks. As a result, fund performance will correlate with the performance of the dividend paying stock segment of the stock market, and the fund may underperform funds that do not limit their investments to dividend paying stocks. If stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be affected.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Financial Notes (continued)

3. Risk Factors (continued):
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, a fund’s performance could be impacted.
Large-Cap Company Risk. Certain funds invest in large-cap company stocks. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Certain funds invest in mid-cap company stocks. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Certain funds invest in small-cap company stocks. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Growth Investing Risk. Certain funds invest in growth stocks. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks
Value Investing Risk. Certain funds emphasize a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.
Sampling Index Tracking Risk. Certain funds may not fully replicate the index and may hold securities not included in the index. As a result, a fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because certain funds utilize a sampling approach they may not track the return of their respective index as well as they would if the funds purchased all of the securities in their respective index.
Tracking Error Risk. As index funds, each fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of a fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Derivatives Risk. Each fund may invest in derivative instruments. The principal types of derivatives a fund may use are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, market risk, liquidity risk and leverage risk are discussed elsewhere in this section. A fund’s use of derivatives is also subject to leverage risk, credit risk, lack of availability risk, valuation risk, correlation risk and tax risk. Leverage risk is the risk that use of derivatives may magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested. Furthermore, the use of derivatives subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Financial Notes (continued)

3. Risk Factors (continued):
Leverage Risk. Certain fund transactions, such as derivatives transactions, may give rise to a form of leverage and may expose a fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of a fund’s portfolio securities which means even a small amount of leverage can have a disproportionately large impact on a fund. The use of leverage may cause a fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Concentration Risk. To the extent that a fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. An investor may pay more than NAV when buying shares of a fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The market price of fund shares may deviate, sometimes significantly, from NAV during periods of market volatility or market disruption.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to the Advisory Agreement between the investment adviser and the trust.
For its advisory services to the funds, the investment adviser is entitled to receive an annual management fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
SCHWAB U.S. BROAD MARKET ETF	SCHWAB 1000 INDEX ETF	SCHWAB U.S. LARGE-CAP ETF	SCHWAB U.S. LARGE-CAP GROWTH ETF	SCHWAB U.S. LARGE-CAP VALUE ETF	SCHWAB U.S. MID-CAP ETF	SCHWAB U.S. SMALL-CAP ETF	SCHWAB U.S. DIVIDEND EQUITY ETF
0.03%	0.05%	0.03%	0.04%	0.04%	0.04%	0.04%	0.06%

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investment from Affiliates
Certain funds in the Fund Complex (for definition refer to Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentages of shares of each fund in this report that are owned by other funds in the Fund Complex as of August 31, 2022, as applicable:
	UNDERLYING FUNDS
	SCHWAB U.S. LARGE-CAP ETF	SCHWAB U.S. SMALL-CAP ETF
Schwab Target 2010 Index Fund	0.0%*	0.0%*
Schwab Target 2015 Index Fund	0.1%	0.0%*
Schwab Target 2020 Index Fund	0.2%	0.0%*
Schwab Target 2025 Index Fund	0.5%	0.1%
Schwab Target 2030 Index Fund	1.0%	0.2%
Schwab Target 2035 Index Fund	0.7%	0.1%
Schwab Target 2040 Index Fund	0.9%	0.2%
Schwab Target 2045 Index Fund	0.6%	0.1%
Schwab Target 2050 Index Fund	0.7%	0.2%
Schwab Target 2055 Index Fund	0.5%	0.1%
Schwab Target 2060 Index Fund	0.6%	0.2%
Schwab Target 2065 Index Fund	0.1%	0.0%*
Schwab VIT Balanced Portfolio	0.1%	0.0%*
Schwab VIT Balanced with Growth Portfolio	0.1%	0.1%
Schwab VIT Growth Portfolio	0.2%	0.1%

*	Less than 0.05%
Interfund Transactions
The funds may engage in direct transactions with certain other funds in the Fund Complex in accordance with procedures adopted by the Board pursuant to Rule 17a-7 under the 1940 Act. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended August 31, 2022, each fund’s purchases and sales of securities with other funds in the Fund Complex as well as any realized gains (losses) were as follows:
	PURCHASE COST	SALE PROCEEDS	REALIZED GAINS (LOSSES)
Schwab U.S. Broad Market ETF	$100,699,031	$142,706,124	($34,407,273)
Schwab 1000 Index ETF	12,269,478	9,199,474	(2,814,669)
Schwab U.S. Large-Cap ETF	197,246,928	239,862,110	(52,774,105)
Schwab U.S. Large-Cap Growth ETF	109,031,938	243,112,451	(50,137,648)
Schwab U.S. Large-Cap Value ETF	291,938,313	216,554,294	(7,839,676)
Schwab U.S. Mid-Cap ETF	76,628,179	314,607,624	(50,475,332)
Schwab U.S. Small-Cap ETF	293,742,704	533,915,773	(119,863,133)
Schwab U.S. Dividend Equity ETF	217,740,748	285,128,096	(23,926,035)

Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Financial Notes (continued)

5. Other Service Providers:
SEI Investments Distribution Co. is the principal underwriter and distributor of shares of the funds.
State Street Bank and Trust Company (State Street) serves as the funds’ transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the funds’ shares. The transfer agent is also responsible for the order-taking function for the funds’ shares.
State Street also serves as custodian and accountant for the funds. The custodian is responsible for the daily safekeeping of securities and cash held by the funds. The funds’ accountant maintains all books and records related to the funds’ transactions.

6. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust does not pay any interested or non-interested trustees (independent trustees). The independent trustees are paid by the investment adviser. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

7. Borrowing from Banks:
During the period, the funds were participants with other funds in the Fund Complex in a joint, syndicated, committed $850 million line of credit (the Syndicated Credit Facility), which matured on September 30, 2021. On September 30, 2021, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 29, 2022. Under the terms of the Syndicated Credit Facility, in addition to the investment adviser paying the interest charged on any borrowings by a fund, the investment adviser paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), with State Street, which matured on September 30, 2021. On September 30, 2021, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 29, 2022. Under the terms of the Uncommitted Credit Facility, the investment adviser pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is paid by the investment adviser. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Derivatives:
Certain funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The value and variation margin for futures contracts held at August 31, 2022 are presented in the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized gains (losses) and net change in unrealized appreciation (depreciation) on futures contracts are presented in the Statement of Operations. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended August 31, 2022, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	NOTIONAL AMOUNTS	NUMBER OF CONTRACTS
Schwab U.S. Broad Market ETF	$26,210,414	121
Schwab 1000 Index ETF	2,833,877	13
Schwab U.S. Large-Cap ETF	40,934,160	190
Schwab U.S. Large-Cap Growth ETF	8,653,394	64
Schwab U.S. Large-Cap Value ETF	16,290,602	209
Schwab U.S. Mid-Cap ETF	12,062,276	46
Schwab U.S. Small-Cap ETF	28,130,658	271
Schwab U.S. Dividend Equity ETF	67,193,557	326

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Financial Notes (continued)

9. Purchases and Sales of Investment Securities:
For the period ended August 31, 2022, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:
	PURCHASES OF SECURITIES	SALES OF SECURITIES
Schwab U.S. Broad Market ETF	$1,071,028,926	$864,843,614
Schwab 1000 Index ETF	109,529,940	85,545,121
Schwab U.S. Large-Cap ETF	1,349,107,897	1,267,607,663
Schwab U.S. Large-Cap Growth ETF	934,410,746	929,444,538
Schwab U.S. Large-Cap Value ETF	863,117,988	802,354,237
Schwab U.S. Mid-Cap ETF	1,774,474,304	1,495,757,877
Schwab U.S. Small-Cap ETF	3,080,200,746	2,349,796,554
Schwab U.S. Dividend Equity ETF	4,740,394,772	4,634,888,533

10. In-Kind Transactions:
The consideration for the purchase of Creation Units of a fund often consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the fund that will offset the transaction costs to the fund of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the fund. From time to time, the investment adviser may cover the cost of any transaction fees when believed to be in the best interests of a fund.
The in-kind transactions for the period ended August 31, 2022, were as follows:
	IN-KIND PURCHASES OF SECURITIES	IN-KIND SALES OF SECURITIES
Schwab U.S. Broad Market ETF	$1,930,967,398	$538,239,247
Schwab 1000 Index ETF	509,725,457	34,252,954
Schwab U.S. Large-Cap ETF	3,518,818,113	2,771,094,928
Schwab U.S. Large-Cap Growth ETF	2,702,741,589	1,172,755,664
Schwab U.S. Large-Cap Value ETF	1,098,151,906	612,994,694
Schwab U.S. Mid-Cap ETF	2,187,751,257	1,327,982,720
Schwab U.S. Small-Cap ETF	3,262,848,880	3,043,059,434
Schwab U.S. Dividend Equity ETF	16,804,085,041	5,062,486,652
For the period ended August 31, 2022, where applicable, the funds realized net capital gains or losses resulting from in-kind redemptions of Creation Units. Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized gains or losses on sales of in-kind redemptions for the period ended August 31, 2022 are disclosed in the funds’ Statements of Operations, if any.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Financial Notes (continued)

11. Federal Income Taxes:
As of August 31, 2022, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Schwab U.S. Broad Market ETF	$14,259,130,382	$7,304,368,045	($1,174,612,113)	$6,129,755,932
Schwab 1000 Index ETF	1,946,247,082	425,672,595	(139,484,099)	286,188,496
Schwab U.S. Large-Cap ETF	21,590,587,608	8,819,179,227	(1,519,727,821)	7,299,451,406
Schwab U.S. Large-Cap Growth ETF	10,686,284,093	4,624,821,938	(813,141,122)	3,811,680,816
Schwab U.S. Large-Cap Value ETF	8,140,122,374	1,910,468,956	(557,437,903)	1,353,031,053
Schwab U.S. Mid-Cap ETF	8,528,228,624	1,844,448,678	(1,130,107,163)	714,341,515
Schwab U.S. Small-Cap ETF	13,689,017,768	2,691,729,873	(2,654,604,749)	37,125,124
Schwab U.S. Dividend Equity ETF	36,412,419,035	2,552,442,018	(1,989,073,071)	563,368,947
As of August 31, 2022, the components of distributable earnings on a tax basis were as follows:
	UNDISTRIBUTED ORDINARY INCOME	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	CAPITAL LOSS CARRYFORWARDS AND OTHER LOSSES	TOTAL
Schwab U.S. Broad Market ETF	$61,650,354	$6,129,755,932	($225,333,461)	$5,966,072,825
Schwab 1000 Index ETF	6,369,340	286,188,496	(22,839,757)	269,718,079
Schwab U.S. Large-Cap ETF	88,776,594	7,299,451,406	(439,660,370)	6,948,567,630
Schwab U.S. Large-Cap Growth ETF	12,173,114	3,811,680,816	(362,558,600)	3,461,295,330
Schwab U.S. Large-Cap Value ETF	45,780,735	1,353,031,053	(447,106,443)	951,705,345
Schwab U.S. Mid-Cap ETF	26,832,423	714,341,515	(599,446,574)	141,727,364
Schwab U.S. Small-Cap ETF	30,217,480	37,125,124	(697,676,757)	(630,334,153)
Schwab U.S. Dividend Equity ETF	194,893,476	563,368,947	(893,486,361)	(135,223,938)
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales, the realization for tax purposes of unrealized appreciation or depreciation on futures contracts and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from its book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards have no expiration and may be used to offset future realized capital gains for federal income tax purposes. As of August 31, 2022 the funds had capital loss carryforwards available as follows:

Schwab U.S. Broad Market ETF	$225,333,461
Schwab 1000 Index ETF	22,839,757
Schwab U.S. Large-Cap ETF	439,660,370
Schwab U.S. Large-Cap Growth ETF	362,558,600
Schwab U.S. Large-Cap Value ETF	447,106,443
Schwab U.S. Mid-Cap ETF	599,446,574
Schwab U.S. Small-Cap ETF	697,676,757
Schwab U.S. Dividend Equity ETF	893,486,361

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Financial Notes (continued)

11. Federal Income Taxes (continued):
The tax basis components of distributions paid during the current and prior fiscal years were:
	CURRENT FISCAL YEAR END DISTRIBUTIONS	PRIOR FISCAL YEAR END DISTRIBUTIONS
	ORDINARY INCOME	ORDINARY INCOME
Schwab U.S. Broad Market ETF	$301,551,265	$289,355,570
Schwab 1000 Index ETF	29,128,865	21,896,405
Schwab U.S. Large-Cap ETF	444,552,685	415,722,485
Schwab U.S. Large-Cap Growth ETF	75,895,760	64,681,390
Schwab U.S. Large-Cap Value ETF	212,274,805	222,245,635
Schwab U.S. Mid-Cap ETF	141,961,375	95,570,430
Schwab U.S. Small-Cap ETF	200,176,110	151,607,245
Schwab U.S. Dividend Equity ETF	1,019,575,010	601,978,825
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations.
As of August 31, 2022, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended August 31, 2022, the funds did not incur any interest or penalties.

12. Share Splits:
The Board authorized a 2-for-1 share split for the Schwab U.S. Broad Market ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF and Schwab U.S. Small-Cap ETF which applied to shareholders of record as of the close of markets on March 8, 2022, and paid after the close of markets on March 10, 2022. Shares began trading at their post-split price on March 11, 2022. The share split increased the number of shares outstanding and decreased the NAV per share. The share split did not change the total value of a shareholder’s investment. The Financial Highlights and Statement of Changes in Net Assets for Schwab U.S. Broad Market ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF and Schwab U.S. Small-Cap ETF have been retroactively adjusted to reflect the share split in the current and prior periods presented.

13. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Strategic Trust and Shareholders of Schwab U.S. Broad Market ETF, Schwab 1000 Index ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF, Schwab U.S. Large-Cap Value ETF, Schwab U.S. Mid-Cap ETF, Schwab U.S. Small-Cap ETF, and Schwab U.S. Dividend Equity ETF:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab U.S. Broad Market ETF, Schwab 1000 Index ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF, Schwab U.S. Large-Cap Value ETF, Schwab U.S. Mid-Cap ETF, Schwab U.S. Small-Cap ETF, and Schwab U.S. Dividend Equity ETF (the “Funds”), eight of the funds constituting Schwab Strategic Trust, as of August 31, 2022, the related statements of operations for the year then ended, the related statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended August 31, 2019; except for Schwab 1000 Index ETF, the financial highlights for the year ended August 31, 2019 and for the period from October 11, 2017 through August 31, 2018, were audited by other auditors, whose report, dated October 17, 2019, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
October 17, 2022
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Other Federal Tax Information (unaudited)

For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended August 31, 2022, qualify for the corporate dividends received deduction:

Schwab U.S. Broad Market ETF	93.43%
Schwab 1000 Index ETF	95.74%
Schwab U.S. Large-Cap ETF	94.50%
Schwab U.S. Large-Cap Growth ETF	99.04%
Schwab U.S. Large-Cap Value ETF	94.50%
Schwab U.S. Mid-Cap ETF	81.35%
Schwab U.S. Small-Cap ETF	81.08%
Schwab U.S. Dividend Equity ETF	98.88%
For the fiscal year ended August 31, 2022, the funds designated the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2023 via IRS Form 1099 of the amount for use in preparing their 2022 income tax return.
Schwab U.S. Broad Market ETF	$292,049,578
Schwab 1000 Index ETF	28,812,277
Schwab U.S. Large-Cap ETF	444,552,685
Schwab U.S. Large-Cap Growth ETF	75,895,760
Schwab U.S. Large-Cap Value ETF	212,274,805
Schwab U.S. Mid-Cap ETF	118,245,046
Schwab U.S. Small-Cap ETF	166,084,319
Schwab U.S. Dividend Equity ETF	1,019,575,010
For the fiscal year ended August 31, 2022, the funds designate the following amounts as dividends eligible for the 20% qualified business income deduction under section 199A of the Internal Revenue Code. Shareholders will be notified in January 2023 via IRS Form 1099 of the amounts for use in preparing their 2022 income tax return.
Schwab U.S. Broad Market ETF	$9,501,687
Schwab 1000 Index ETF	316,588
Schwab U.S. Large-Cap ETF	—
Schwab U.S. Large-Cap Growth ETF	—
Schwab U.S. Large-Cap Value ETF	—
Schwab U.S. Mid-Cap ETF	20,853,852
Schwab U.S. Small-Cap ETF	26,326,003
Schwab U.S. Dividend Equity ETF	—

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Shareholder Vote Results  (unaudited)

A Special Meeting of Shareholders of Schwab Strategic Trust (the “Trust”) was held on June 1, 2022, for the purpose of seeking shareholder approval to elect the following individuals as trustees of the Trust: Walter W. Bettinger II, Richard A. Wurster, Michael J. Beer, Robert W. Burns, Nancy F. Heller, David L. Mahoney, Jane P. Moncreiff, Kiran M. Patel, Kimberly S. Patmore, and J. Derek Penn. The number of votes necessary to conduct the Special Meeting and approve the proposal was obtained. The results of the shareholder vote are listed below:
Proposal – To elect each of the following individuals as trustees of the Trust:	For	Withheld
Walter W. Bettinger II	1,707,011,744.958	53,766,812.577
Richard A. Wurster	1,741,778,933.018	18,999,624.517
Michael J. Beer	1,741,911,579.511	18,866,978.024
Robert W. Burns	1,742,002,589.714	18,775,967.821
Nancy F. Heller	1,743,265,288.229	17,513,269.306
David L. Mahoney	1,488,067,807.852	272,710,749.683
Jane P. Moncreiff	1,743,396,670.121	17,381,887.414
Kiran M. Patel	1,738,761,227.827	22,017,329.708
Kimberly S. Patmore	1,740,654,694.664	20,123,862.871
J. Derek Penn	1,739,737,491.136	21,041,066.399

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement (the Agreement) between Schwab Strategic Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) (dba Schwab Asset Management) (the investment adviser) with respect to the existing funds in the Trust, including Schwab U.S. Broad Market ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF, Schwab U.S. Large-Cap Value ETF, Schwab U.S. Mid-Cap ETF, Schwab U.S. Small-Cap ETF, Schwab U.S. Dividend Equity ETF and Schwab 1000 Index ETF (the Funds), and to review certain other agreements pursuant to which the investment adviser provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by the investment adviser, including information about the investment adviser’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to the investment adviser seeking certain relevant information. The responses by the investment adviser are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of the investment adviser and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Funds at meetings held on May 16, 2022 and June 8, 2022, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting on June 8, 2022 called for the purpose of voting on such approval.
The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to each Fund under the Agreement, including the resources of the investment adviser and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable exchange-traded funds and benchmark data;
3.	each Fund’s expenses and how those expenses compared to those of certain other similar exchange-traded funds;
4.	the profitability of the investment adviser and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to the investment adviser and its affiliates; and
5.	the extent to which economies of scale would be realized as each Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, the investment adviser’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by the investment adviser relating to services and support provided with respect to the Funds’ portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments the investment adviser has made in its infrastructure, including

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
modernizing the investment adviser’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders. The Trustees considered Schwab’s overall financial condition and reputation as a full service brokerage firm, as well as the wide range of products, services and account features that benefit Fund shareholders who are brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to such Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other exchange-traded funds and applicable indices/benchmarks, in light of total return and market trends, as well as in consideration of each Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and such Fund’s demonstrated performance in tracking its benchmark index. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and the investment adviser’s profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Although Schwab U.S. Small-Cap ETF had performance that ranked in the fourth quartile of a relevant peer group for more than one performance period considered, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to the Fund, including the composition of the peer group to which the Fund was compared. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of each Fund, supported renewal of the Agreement with respect to such Fund.
Fund Expenses. With respect to each Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement and each Fund’s operating expense ratio, in each case in comparison to those of other similar exchange-traded funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The investment adviser reported to the Board, and the Board took into account, the risk assumed by the investment adviser in the development of the Funds and provision of services as well as the competitive marketplace for financial products. The Trustees also considered fees charged by the investment adviser to mutual funds and other exchange-traded funds that it manages. The Board evaluated the Funds’ unitary fee through review of comparative information with respect to fees paid by other similar exchange-traded funds tracking U.S. equity indices. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of each Fund are reasonable and supported renewal of the Agreement with respect to such Fund.
Profitability. The Trustees considered the compensation flowing to the investment adviser and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of the investment adviser relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the Funds and other funds in the complex. The Trustees also considered any other benefits derived by the investment adviser from its relationship with the Funds, such as whether, by virtue of its management of the Funds, the investment adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by the investment adviser and its affiliates. The Trustees noted that the investment adviser continues to invest substantial sums in its business in order to provide enhanced research capabilities, services and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of the investment adviser with respect to each Fund is reasonable and supported renewal of the Agreement with respect to such Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale by way of the relatively low advisory fee and unitary fee structure of the Funds and whether those are passed along to a Fund’s shareholders through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by the investment adviser in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; and (ii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that the

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
investment adviser has shared any economies of scale with the Funds by investing in the investment adviser’s infrastructure, as discussed above, over time and that the investment adviser’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continue to increase as a result of regulatory or other developments. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of the services provided and the related expenses borne by the investment adviser and its affiliates and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Strategic Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 105 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Michael J. Beer 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired. Director, President and Chief Executive Officer (Dec. 2016 – Sept. 2019), Principal Funds (investment management).	105	Director (2016 – 2019), Principal Funds, Inc.
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	105	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	105	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	105	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – 2021), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	105	None

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired.	105	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	105	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	105	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Co-Chairman of the Board (July 2022 – present), Director and Chief Executive Officer (Oct. 2008 – present) and President (Feb. 2007 – Oct. 2021), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director (May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present), Chief Executive Officer (Aug. 2017 – present), and President (Aug. 2017 – Nov. 2021), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.	105	Director (2008 – present), The Charles Schwab Corporation

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Richard A. Wurster[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	President (Oct. 2021 – present) and Executive Vice President – Schwab Asset Management Solutions (Apr. 2019 – Oct. 2021), The Charles Schwab Corporation; President, Director (Oct. 2021 – present), Executive Vice President – Schwab Asset Management Solutions (July 2019 – Oct. 2021) and Senior Vice President – Advisory (May 2016 – July 2019), Charles Schwab & Co., Inc.; President (Nov. 2021 – present), Schwab Holdings, Inc.; Director (Oct. 2021 – present) and Chief Executive Officer (Nov. 2019 – Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Mar. 2018 – present), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (July 2016 – Apr. 2018) and President (Mar. 2017 – Apr. 2018), ThomasPartners, Inc.; Chief Executive Officer (July 2016 – Apr. 2018), Windhaven Investment Management, Inc.	105	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), Chief Operating Officer (Jan. 2021 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – Mar. 2022) and Chief Operating Officer (Jan. 2021 – Mar. 2022), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Apr. 2019 – present), President (Nov. 2018 – present) and Trustee (Apr. 2019 – Dec. 2020), Schwab Funds, Laudus Trust and Schwab ETFs; Director (Mar. 2019 – Apr. 2022), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Managing Director (May 2022 – present), Senior Vice President (Apr. 2019 – May 2022) and Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Trust and Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Director (July 2020 – Apr. 2022), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Chief Executive Officer (Jan. 2022 – present), Chief Investment Officer (Apr. 2011 – present) and Senior Vice President (Apr. 2011 – Dec. 2021), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Trust and Schwab ETFs.
Brett Wander
1961
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Trust and Schwab ETFs.
William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Senior Vice President and Chief Investment Officer (Jan. 2020 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present), Schwab Funds, Laudus Trust and Schwab ETFs; Senior Vice President and Chief Investment Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018), ThomasPartners, Inc.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Chief Legal Officer (Mar. 2022 – present) and Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Managing Director (May 2022 – present) and Vice President (July 2005 – May 2022), Charles Schwab & Co., Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger and Mr. Wurster are Interested Trustees. Each of Mr. Bettinger and Mr. Wurster is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
Glossary

ask  See “offer.”
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
authorized participant (AP)  A large institutional investor that places orders for creation units with the funds’ distributor.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
bid  The highest price at which someone is willing to buy a security.
Bloomberg US Aggregate Bond Index  An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
commencement of operations  The date that the first NAV was calculated.
creation unit (C.U.)  A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.
dividend yield  A stock’s indicated annual dividend divided by current price. At the portfolio level, it is the value-weighted average of the dividend yield of the securities in the portfolio.
Dow Jones U.S. Broad Stock Market Index  An index that is a subset of the Dow Jones U.S. Total Stock Market Index, which includes the largest 2,500 publicly traded U.S. companies and is designed to measure the performance of large- and small-cap U.S. equity securities. The index is a float-adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace.
Dow Jones U.S. Dividend 100 Index  An index that is designed to measure the performance of high dividend yielding stocks issued by U.S. companies that have a record of consistently paying dividends, selected for fundamental strength relative to their peers, based on financial ratios. The 100-component index is a subset of the Dow Jones U.S. Broad Market Index, which includes the 2,500 largest U.S. stocks based on full market capitalization and excludes real estate investment trusts (REITs). It is modified market capitalization weighted.
Dow Jones U.S. Large-Cap Growth Total Stock Market Index  An index, which is a subset of the Dow Jones U.S. Total Stock Market Index, that is designed to measure the performance of large-cap U.S. equity securities that are classified as “growth” based on a multi-factor analysis. The index is a float-adjusted market capitalization weighted index.
Dow Jones U.S. Large-Cap Total Stock Market Index  An index that is a subset of the Dow Jones U.S. Total Stock Market Index, and is designed to measure the performance of large-cap U.S. equity securities. The index is a float-adjusted market capitalization weighted index.
Dow Jones U.S. Large-Cap Value Total Stock Market Index  An index that is a subset of the Dow Jones U.S. Total Stock Market Index, and is designed to measure the performance of large-cap U.S. equity securities that are classified as “value” based on a multi-factor analysis. The index is a float-adjusted market capitalization weighted index.
Dow Jones U.S. Mid-Cap Total Stock Market Index  An index that is a subset of the Dow Jones U.S. Total Stock Market Index, and is designed to measure the performance of mid-cap U.S. equity securities. The index is a float-adjusted market capitalization weighted index.
Dow Jones U.S. Small-Cap Total Stock Market Index  An index that is a subset of the Dow Jones U.S. Total Stock Market Index, and is designed to measure the performance of small-cap U.S. equity securities. The index is a float-adjusted market capitalization weighted index.
Dow Jones U.S. Total Stock Market Index  An index which includes all U.S. equity issues with readily available prices. The index is a float-adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace.
exchange  A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.
expense ratio  The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
gross domestic product (GDP)  The output of goods and services produced by labor and property located in the United States.
inception date  The date that the shares began trading in the secondary market.

Schwab U.S. Equity ETFs  |  Annual Report

Schwab U.S. Equity ETFs
indicative optimized portfolio value (IOPV)  A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.
liquidity  The ability to convert a security or asset quickly into cash.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding. Free-float market capitalization is a variation of market capitalization that only includes shares generally available to the public, and excludes shares of a company held by entities such as the government. Modified market capitalization weighting represents a mix between conventional market capitalization weighting and equal weighting.
market price return  The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
NAV return  The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.
offer (ask)  The lowest price at which an individual is willing to sell a security.
open  The price at which a security opened for trading on a given day.
outstanding shares, shares outstanding  When speaking of the fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
primary market  The market that deals with the issuance of new securities.
rights and warrants  Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
Russell 1000 Index  An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
Schwab 1000 Index  A float-adjusted market capitalization weighted index developed by Charles Schwab & Co., Inc. that represents the performance of the largest 1,000 publicly traded companies in the United States. As a result of corporate actions, the index may be comprised of more or less than 1,000 securities.
SEC yield  A standard yield calculation developed by the Securities and Exchange Commission (SEC) that allows for fairer comparisons of bond funds. It is based on the most recent 30-day period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the fund’s expenses. This is also referred to as the “standardized yield.”
sampling  If a fund uses a sampling method, the fund will not fully replicate the benchmark index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index.
secondary market  The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.
spread  The gap between bid and ask prices of a security.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
tracking error  The difference between the performance of the fund and its benchmark index, positive or negative.

Schwab U.S. Equity ETFs  |  Annual Report

Notes

Notes

Schwab U.S. Equity ETFs
Schwab ETFs

Schwab ETFs are designed to serve as simple low-cost core investment products for a diversified portfolio. These ETFs seek to provide consistent, repeatable performance through a variety of investment strategies that span the equity and fixed income spectrum. The list below shows all currently available Schwab ETFs.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.schwabassetmanagement.com/schwabetfs_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab ETFs at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus or the SEC’s website at www.sec.gov.

Schwab ETFs
U.S. ETFs
Schwab U.S. Broad Market ETF
Schwab 1000 Index® ETF
Schwab U.S. Large-Cap ETF
Schwab U.S. Large-Cap Growth ETF
Schwab U.S. Large-Cap Value ETF
Schwab U.S. Mid-Cap ETF
Schwab U.S. Small-Cap ETF
Schwab U.S. Dividend Equity ETF
Schwab U.S. REIT ETF
International ETFs
Schwab International Dividend Equity ETF
Schwab International Equity ETF
Schwab International Small-Cap Equity ETF
Schwab Emerging Markets Equity ETF
Fixed-Income ETFs
Schwab U.S. TIPS ETF
Schwab Short-Term U.S. Treasury ETF
Schwab Intermediate-Term U.S. Treasury ETF
Schwab Long-Term U.S. Treasury ETF
Schwab U.S. Aggregate Bond ETF
Schwab 1-5 Year Corporate Bond ETF
Schwab 5-10 Year Corporate Bond ETF
Schwab Municipal Bond ETF
Fundamental Index* ETFs
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company
Index ETF
Active, Semi-Transparent (Also Known As Non-Transparent) ETF
Schwab Ariel ESG ETF
Thematic ETFs
Schwab Crypto Thematic ETF

Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Schwab ETFs
1-877-824-5615
© 2022 Charles Schwab Investment Management, Inc., dba Schwab Asset Management. All rights reserved.
Printed on recycled paper.

*	FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.
The Schwab Ariel ESG ETF is different from traditional ETFs. Traditional ETFs tell the public what assets they hold each day. This fund will not. This may create additional risks for your investment. For example:
•	You may have to pay more money to trade the fund’s shares. This fund will provide less information to traders, who tend to charge more for trades when they have less information.
•	The price you pay to buy fund shares on an exchange may not match the value of the fund’s portfolio. The same is true when you sell shares. These price differences may be greater for this fund compared to other ETFs because it provides less information to traders.
•	These additional risks may be even greater in bad or uncertain market conditions.
•	The ETF will publish on its website each day a “Proxy Portfolio” designed to help trading in shares of the ETF. While the Proxy Portfolio includes some of the ETF’s holdings, it is not the ETF’s actual portfolio.
The differences between this fund and other ETFs may also have advantages. By keeping certain information about the fund secret, this fund may face less risk that other traders can predict or copy its investment strategy. This may improve the fund’s performance. If other traders are able to copy or predict the fund’s investment strategy, however, this may hurt the fund’s performance.
For additional information regarding the unique attributes and risks of the fund, see Proxy Portfolio Risk, Premium/Discount Risk, Trading Halt Risk, Authorized Participant Concentration Risk, Tracking Error Risk and Shares of the Fund May Trade at Prices Other Than NAV in the Principal Risks and Proxy Portfolio and Proxy Overlap sections of the prospectus and/or the Statement of Additional Information. These risks are discussed on the next page.

Schwab U.S. Equity ETFs
Active semi-transparent ETFs operate differently from other exchange-traded funds (ETFs). Unlike other ETFs, an active semi-transparent ETF does not publicly disclose its entire portfolio composition each business day, which may affect the price at which shares of the ETF trade in the secondary market. Active semi-transparent ETFs have limited public trading history. There can be no assurance that an active trading market will develop, be maintained or operate as intended. There is a risk that the market price of an active semi-transparent ETF may vary significantly from the ETF’s net asset value and that its shares may trade at a wider bid/ask spread and, therefore, cost investors more to trade than shares of other ETFs. These risks are heightened during periods of market disruption or volatility.
Proxy Portfolio Risk: Unlike traditional ETFs, this fund does not disclose its portfolio holdings (Actual Portfolio) daily. The fund instead posts a Proxy Portfolio on its website each day. The Proxy Portfolio is designed to reflect the economic exposures and risk characteristics of the fund’s actual holdings on each trading day, but it is not the same as the fund’s Actual Portfolio. Although the Proxy Portfolio is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Fund at or close to the underlying NAV per Share of the Fund, there is a risk (which may increase during periods of market disruption or volatility) that market prices will vary significantly from the underlying NAV of the fund. ETF trading on the basis of a published Proxy Portfolio may trade at a wider bid/ask spread than ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and therefore may cost investors more to trade. Also, while the Fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Proxy Portfolio to identify a Fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders.
Proxy Portfolio Construction: The Proxy Portfolio is designed to recreate the daily performance of the Actual Portfolio. This is achieved by performing a “Factor Model” analysis of the Actual Portfolio. The Factor Model is comprised of three sets of factors or analytical metrics: market-based factors, fundamental factors, and industry/sector factors. The fund uses a “Model Universe” to generate its Proxy Portfolio. The Model Universe is comprised of securities that the fund can purchase and will be a financial index or stated portfolio of securities from which fund investments will be selected. The results of the Factor Model analysis are then applied to the Model Universe. The Proxy Portfolio is then generated as a result of this Model Universe analysis with the Proxy Portfolio being a small sub-set of the Model Universe. The Factor Model is applied to both the Actual Portfolio and the Model Universe to construct the fund’s Proxy Portfolio that performs in a manner substantially identical to the performance of its Actual Portfolio. The Proxy Portfolio will only include investments the fund is permitted to hold. The fund’s SAI contains more information on the Proxy Portfolio and its construction.
Proxy Portfolio and Proxy Overlap Information regarding the contents of the Proxy Portfolio, and the percentage weight overlap between the holdings of the Proxy Portfolio and the fund’s Actual Portfolio holdings that formed the basis for its calculation of NAV at the end of the prior Business Day (the Portfolio Overlap), is available by visiting the fund’s website www.schwabassetmanagement.com.
Because environmental, social and governance (ESG) strategies exclude some securities, ESG-focused products may not be able to take advantage of the same opportunities or market trends as products that do not use such strategies. Additionally, the criteria used to select companies for investment may result in investing in securities, industries or sectors that underperform the market as a whole.

This page is intentionally left blank.

MFR57932-12
00278042

Item 2:	Code of Ethics.

(a)

Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel, Kimberly S. Patmore and J. Derek Penn, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel, Ms. Patmore and Mr. Penn as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

Registrant is composed of twenty-eight operational series. Twelve series have a fiscal year-end of August 31, whose annual financial statements are reported in Item 1, seven series have a fiscal year-end of the last day of February, two series have a fiscal year end of March 31, and seven series have a fiscal year-end of December 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the twenty-eight operational series during 2022/2023 and the twenty-seven operational series during 2021/2022, based on their respective 2022/2023 and 2021/2022 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees[1]		(b) Audit-Related Fees		(c) Tax Fees[2]		(d) All Other Fees
Fiscal Year 2022/2023	Fiscal Year 2021/2022	Fiscal Year 2022/2023	Fiscal Year 2021/2022	Fiscal Year 2022/2023	Fiscal Year 2021/2022	Fiscal Year 2022/2023	Fiscal Year 2021/2022
$494,150	$468,400	$0	$0	$86,800	$83,700	$0	$0

[1]	The nature of the services includes audit of the registrant’s annual financial statements and normally provided services in connection with regulatory filings for those fiscal years.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.

(e)(1) Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2022/2023: $5,163,701	2021/2022: $	3,622,031

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5:	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has separately-designated standing audit, compliance and valuation committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Registrant’s audit, compliance and valuation committee members are Kiran M. Patel, Kimberly S. Patmore, and J. Derek Penn.

Item 6:	Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Jonathan de St. Paer and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)

During the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13:	Exhibits.

(a)  (1)      Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(b)

A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Strategic Trust – Schwab U.S. Equity ETFs and Schwab International Equity ETFs

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer Chief Executive Officer

Date:	October 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer Chief Executive Officer

Date:	October 17, 2022

By:	/s/ Mark Fischer
Mark Fischer Chief Financial Officer

Date:	October 17, 2022